UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 through June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2014

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the

S&P 500 produced a 12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the 12 months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index notched seven record high closings in December.

During 2014, investors began to question the strength of the global economy as bond yields across the developed world continued to fall. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Global monetary policy was also supportive of markets, particularly in June as the Fed reinforced continued low levels of interest rates, while the European Central Bank launched a new facility designed to encourage bank lending. Given the backdrop of a dovish Fed, most Treasury yields declined during the quarter as strong demand for fixed income assets outpaced supply; issuance in most sectors was down from the same period a year ago. The U.S. Treasury yield curve between two- and five-year maturities flattened by 12 basis points, and the yield on the 10-year Treasury note tumbled 19 basis points over the quarter to 2.53%. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. For the first-half of 2014, corporate bonds performed well, leading to record-low yields. As a result, corporations flocked to the bond market, taking advantage of rock-bottom yields to lower borrowing costs.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	12.38%
Barclays U.S. Aggregate Index	4.37%
MSCI World Index (net of foreign withholding taxes)	24.05%
Access Balanced Composite Benchmark	13.98%

Net Assets as of 6/30/2014	$1,275,717,834

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) significantly outperformed the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but lagged behind the MSCI World Index, its broad based equity benchmark, for the 12 months ended June 30, 2014. In general, equity indexes generated strong results during the reporting period, while fixed-income securities generated weaker returns.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). The Fund’s equity positioning was the main detractor from performance relative to the blended composite benchmark. During the reporting period, the Fund rotated from U.S. and emerging market equities to European and Japanese equities. This tactical repositioning detracted from relative performance, as the U.S. markets outperformed both Europe and Japan in the second half of the reporting period. Out-of-benchmark allocations to emerging market equities also detracted from relative performance. During the twelve month period, equities in the U.S. and Europe posted strong performances amid improving economic data and the continued support of accommodative policy from central banks. In Japan, equities moved higher toward the end of 2013, but then weakened at the start of 2014 as an increase in the national consumption tax raised questions about the prospects for continued economic growth. By the end of the reporting period, Japanese equities posted a modest positive return. Emerging markets were one of the weaker performing regions as the reduction in asset purchases by the U.S. Federal Reserve weighed on this segment.

The Fund’s underweight position in core fixed-income securities was the largest positive contributor to relative performance during the twelve month period. Extended credit positions,

even though offering a positive return for the period while core bonds were flat, detracted from relative performance as other risk assets performed more strongly. Overall, credit spreads continued to compress, sending high yield bond prices up. Core bonds, as measured by the Barclays U.S. Aggregate Index, continued to deliver positive returns during the reporting period, driven predominantly by coupon payments rather than price appreciation.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The JPMorgan U.S. Large Cap Core Plus Fund and the Oppenheimer Developing Markets Fund performed well compared with their respective benchmarks, while the Global Equity Portfolio managed by Capital Guardian and JPMorgan International Value Fund struggled.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor risk assets and an overweight to equities. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

allocations may be an important driver of returns. They continued to see strong opportunities in international developed markets, such as Japan and Europe, and have meaningfully added exposure there. They had reduced, but continued to hold, allocations to global emerging markets through active managers who they believe are well poised to capitalize on sector and stock specific opportunities.

Within fixed income, the Fund’s portfolio managers have favored an underweight to core bonds, balanced by an overweight to high yield, which offer yield cushion supported by strong fundamentals. High yield was supported by strong corporate balance sheets, low default expectations, and overall yields. Weighted by position size, the Fund’s underlying core fixed income strategies outperformed the Barclays U.S. Aggregate Index.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	JPMorgan Core Plus Bond Fund, Class R6 Shares	9.6%
2.	JPMorgan Core Bond Fund, Class R6 Shares	8.5
3.	JPMorgan High Yield Fund, Class R6 Shares	6.3
4.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	6.0
5.	JPMorgan Intrepid European Fund, Institutional Class Shares	5.3
6.	JPMorgan Prime Money Market Fund, Institutional Class Shares	4.9
7.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	4.3
8.	iShares Core S&P Mid Cap ETF	3.1
9.	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	3.1
10.	Marshall Wace UCITS Fund plc - MW Developed Europe TOPS Fund, (Ireland)	2.8

PORTFOLIO COMPOSITION BY ASSET CLASS*
International Equity	36.0%
Fixed Income	24.3
U.S. Equity	24.1
Alternative Assets	10.7
Money Market	4.9

*	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
Without Sales Charge		12.08%	5.34%	6.00%
With Sales Charge*		7.04	3.74	4.97
CLASS C SHARES	January 4, 2010
Without CDSC		11.49	4.82	5.50
With CDSC**		10.49	4.82	5.50
INSTITUTIONAL CLASS SHARES	September 30, 2009	12.55	5.78	6.44
SELECT CLASS SHARES	September 30, 2009	12.38	5.62	6.28

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	15.68%
MSCI World Index (net of foreign withholding taxes)	24.05%
Barclays U.S. Aggregate Index	4.37%
Access Growth Composite Benchmark	17.43%

Net Assets as of 6/30/2014	$1,120,181,401

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) significantly outperformed the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but lagged behind the MSCI World Index, its broad based equity benchmark, for the 12 months ended June 30, 2014. In general, equity indexes generated strong results during the reporting period, while fixed-income indexes generated weaker returns.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s security selection and overweight allocation to equity markets detracted from performance relative to the composite benchmark, particularly its security selection in developed markets outside the U.S. The Fund’s underweight allocation to core fixed income made a positive contribution to performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor risk assets and an overweight to equities funded largely from core bonds. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations will be an important driver of returns. They continued to see strong opportunities in international developed markets, such as Europe and Japan, and have meaningfully added exposure there. They had reduced but continued to hold allocations to global emerging markets through active managers who they believe are well poised to capitalize on sector and stock specific opportunities.

Within fixed income, the Fund’s portfolio managers have favored an underweight to core bonds, balanced by an overweight to high yield and extended credit, which offered yield cushion supported by strong fundamentals. High yield was supported by strong corporate balance sheets, low default expectations, and overall yields.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	7.9%
2.	JPMorgan Intrepid European Fund, Institutional Class Shares	6.0
3.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	5.7
4.	SPDR S&P 500 ETF Trust	4.5
5.	iShares Core S&P Mid Cap ETF	4.4
6.	Financial Select Sector SPDR Fund	3.7
7.	JPMorgan Prime Money Market Fund, Institutional Class Shares	3.3
8.	JPMorgan Core Plus Bond Fund, Class R6 Shares	3.2
9.	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	3.1
10.	Vanguard FTSE Europe ETF	2.8

PORTFOLIO COMPOSITION BY ASSET CLASS*
International Equity	45.4%
U.S. Equity	33.5
Alternative Assets	10.5
Fixed Income	7.2
Money Market	3.4

*	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
Without Sales Charge		15.45%	6.55%	7.35%
With Sales Charge*		10.27	4.92	6.31
CLASS C SHARES	January 4, 2010
Without CDSC		14.84	6.03	6.85
With CDSC**		13.84	6.03	6.85
INSTITUTIONAL CLASS SHARES	September 30, 2009	15.89	6.98	7.79
SELECT CLASS SHARES	September 30, 2009	15.68	6.81	7.62

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), DJUBS Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 21.5%
	Consumer Discretionary — 3.7%
	Auto Components — 0.2%
9,100	Aisin Seiki Co., Ltd., (Japan)	362,234
2,071	Autoliv, Inc., (Sweden)	220,999
7,600	BorgWarner, Inc.	495,444
4,100	Delphi Automotive plc, (United Kingdom)	281,834
4,800	Denso Corp., (Japan)	229,299
3,552	ElringKlinger AG, (Germany)	146,374
51,480	GKN plc, (United Kingdom)	319,587
3,000	Koito Manufacturing Co., Ltd., (Japan)	76,877

		2,132,648

	Automobiles — 0.3%
6,028	Bayerische Motoren Werke AG, (Germany)	763,324
2,724	Daimler AG, (Germany)	254,461
11,000	Honda Motor Co., Ltd., (Japan)	383,842
17,000	Mitsubishi Motors Corp., (Japan)	187,857
11,300	Suzuki Motor Corp., (Japan)	354,499
31,100	Toyota Motor Corp., (Japan)	1,862,039

		3,806,022

	Distributors — 0.0% (g)
8,268	Pool Corp.	467,638

	Diversified Consumer Services — 0.1%
87,790	Anhanguera Educacional Participacoes S.A., (Brazil)	730,689
4,808	Grand Canyon Education, Inc. (a)	221,024
2,682	Strayer Education, Inc. (a)	140,832

		1,092,545

	Hotels, Restaurants & Leisure — 0.6%
26,790	Accor S.A., (France)	1,392,424
5,175	Carnival Corp.	194,839
30,503	Compass Group plc, (United Kingdom)	530,338
43,102	Las Vegas Sands Corp.	3,285,234
3,258	Red Robin Gourmet Burgers, Inc. (a)	231,970
5,185	Royal Caribbean Cruises Ltd.	288,286
3,300	Starbucks Corp.	255,354
8,453	Texas Roadhouse, Inc.	219,778
4,700	Wyndham Worldwide Corp.	355,884
134,000	Wynn Macau Ltd., (China)	524,834

		7,278,941

	Household Durables — 0.1%
18,800	Newell Rubbermaid, Inc.	582,612
6,300	Nikon Corp., (Japan)	99,250
18,800	Panasonic Corp., (Japan)	227,895
42,022	Persimmon plc, (United Kingdom) (a)	482,784

		1,392,541

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.0% (g)
36,400	Home Retail Group plc, (United Kingdom)	109,985
54,550	Ocado Group plc, (United Kingdom) (a)	346,430

		456,415

	Media — 1.2%
147,923	British Sky Broadcasting Group plc, (United Kingdom)	2,288,525
2,200	Charter Communications, Inc., Class A (a)	348,436
16,400	Comcast Corp., Class A	880,352
3,800	CyberAgent, Inc., (Japan)	153,827
5,300	Discovery Communications, Inc., Class C (a)	384,727
38,885	DISH Network Corp., Class A (a)	2,530,636
7,656	Eutelsat Communications S.A., (France)	266,044
9,870	Grupo Televisa S.A.B., (Mexico), ADR	338,640
17,244	Informa plc, (United Kingdom)	141,280
27,035	Liberty Global plc, (United Kingdom), Class A (a)	1,195,488
10,195	Liberty Global plc, (United Kingdom), Series C (a)	431,350
6,200	Markit Ltd., (United Kingdom) (a)	167,276
7,380	ProSiebenSat.1 Media AG, (Germany)	328,476
4,200	Scripps Networks Interactive, Inc., Class A	340,788
10,740	SES S.A., (Luxembourg)	407,364
87,000	Sirius XM Holdings, Inc. (a)	301,020
19,564	Societe Television Francaise 1, (France)	320,359
35,777	Walt Disney Co. (The)	3,067,520
36,734	WPP plc, (United Kingdom)	800,503

		14,692,611

	Multiline Retail — 0.3%
5,200	Lojas Renner S.A., (Brazil)	166,673
128,538	Marks & Spencer Group plc, (United Kingdom)	935,025
1,900	Nordstrom, Inc.	129,067
47,890	Target Corp.	2,775,225

		4,005,990

	Specialty Retail — 0.6%
5,651	Five Below, Inc. (a)	225,531
7,200	Foot Locker, Inc.	365,184
8,248	Francesca’s Holdings Corp. (a)	121,576
5,100	GNC Holdings, Inc., Class A	173,910
34,831	Home Depot, Inc. (The)	2,819,918
667	Inditex S.A., (Spain)	102,655
213,026	Kingfisher plc, (United Kingdom)	1,307,745
4,558	Monro Muffler Brake, Inc.	242,440
3,200	O’Reilly Automotive, Inc. (a)	481,920
7,800	Ross Stores, Inc.	515,814

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
12,300	Sally Beauty Holdings, Inc. (a)	308,484
875	Signet Jewelers Ltd., (Bermuda)	96,766
3,600	Tiffany & Co.	360,900
4,800	Tractor Supply Co.	289,920
16,155	World Duty Free SpA, (Italy) (a)	196,714
82,500	Zhongsheng Group Holdings Ltd., (China)	107,525

		7,717,002

	Textiles, Apparel & Luxury Goods — 0.3%
7,710	adidas AG, (Germany)	779,606
743,000	China Hongxing Sports Ltd., (China) (a) (i)	—
10,627	Cie Financiere Richemont S.A., (Switzerland)	1,113,596
4,300	Hanesbrands, Inc.	423,292
2,367	Kering, (France)	519,251
36,000	Li & Fung Ltd., (Hong Kong)	53,323
17,490	Lululemon Athletica, Inc., (Canada) (a)	707,995
2,100	PVH Corp.	244,860
2,118	Steven Madden Ltd. (a)	72,648

		3,914,571

	Total Consumer Discretionary	46,956,924

	Consumer Staples — 2.2%
	Beverages — 0.5%
143,240	AMBEV S.A., (Brazil), ADR	1,008,409
10,090	Anheuser-Busch InBev N.V., (Belgium)	1,159,344
6,750	Carlsberg A/S, (Denmark), Class B	727,000
13,094	Coca-Cola Amatil Ltd., (Australia)	116,916
29,610	Diageo plc, (United Kingdom)	943,052
20,000	Kirin Holdings Co., Ltd., (Japan)	288,777
7,651	Pernod-Ricard S.A., (France)	919,042
820	Remy Cointreau S.A., (France)	75,443
21,790	SABMiller plc, (United Kingdom)	1,262,840

		6,500,823

	Food & Staples Retailing — 0.6%
43,850	Carrefour S.A., (France)	1,616,934
19,369	Costco Wholesale Corp.	2,230,534
25,610	Distribuidora Internacional de Alimentacion S.A., (Spain)	235,720
8,700	FamilyMart Co., Ltd., (Japan)	375,081
573,676	Tesco plc, (United Kingdom)	2,788,172
4,428	United Natural Foods, Inc. (a)	288,263

		7,534,704

	Food Products — 0.7%
13,000	Ajinomoto Co., Inc., (Japan)	203,753
22,133	Danone S.A., (France)	1,645,776

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
5,285	Diamond Foods, Inc. (a)	149,037
3,000	Hershey Co. (The)	292,110
33,464	Nestle S.A., (Switzerland)	2,593,023
1,552	Sanderson Farms, Inc.	150,854
5,526	Tootsie Roll Industries, Inc.	162,686
1,983	TreeHouse Foods, Inc. (a)	158,779
36,216	Unilever plc, (United Kingdom)	1,641,653
14,970	Unilever plc, (United Kingdom), ADR	678,291
11,200	WhiteWave Foods Co. (The) (a)	362,544
79,000	Wilmar International Ltd., (Singapore)	202,229

		8,240,735

	Household Products — 0.2%
4,800	Church & Dwight Co., Inc.	335,760
32,032	Procter & Gamble Co. (The)	2,517,395

		2,853,155

	Personal Products — 0.1%
5,200	Beiersdorf AG, (Germany)	502,553
4,310	L’Oreal S.A., (France)	742,092

		1,244,645

	Tobacco — 0.1%
22,694	Imperial Tobacco Group plc, (United
	Kingdom)	1,020,959
3,500	Philip Morris International, Inc.	295,085
10,480	Swedish Match AB, (Sweden)	363,892

		1,679,936

	Total Consumer Staples	28,053,998

	Energy — 2.5%
	Energy Equipment & Services — 0.5%
4,300	Cameron International Corp. (a)	291,153
37,678	CGG S.A., (France) (a)	533,776
82,000	China Oilfield Services Ltd., (China), Class H	197,205
3,790	Ensco plc, (United Kingdom), Class A	210,610
1,021	Geospace Technologies Corp. (a)	56,237
3,275	Halliburton Co.	232,558
28,290	Petroleum Geo-Services ASA, (Norway)	299,539
25,995	Schlumberger Ltd.	3,066,110
1,913	SEACOR Holdings, Inc. (a)	157,344
5,777	Seadrill Ltd., (Bermuda)	228,946
32,590	Trican Well Service Ltd., (Canada)	526,241
2,708	Unit Corp. (a)	186,392
3,120	WorleyParsons Ltd., (Australia)	51,175

		6,037,286

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.0%
105,346	Beach Energy Ltd., (Australia)	166,794
74,740	Cameco Corp., (Canada)	1,465,652
3,932	Carrizo Oil & Gas, Inc. (a)	272,330
9,300	Cenovus Energy, Inc., (Canada)	301,473
4,100	Chevron Corp.	535,255
1,700	Cobalt International Energy, Inc. (a)	31,195
36,720	ConocoPhillips	3,148,006
23,500	Denbury Resources, Inc.	433,810
3,100	Enbridge, Inc., (Canada)	147,091
84,480	Encana Corp., (Canada)	2,003,021
22,422	Eni S.p.A., (Italy)	613,234
14,100	EP Energy Corp., Class A (a)	325,005
30,803	Hess Corp.	3,046,109
6,160	Koninklijke Vopak N.V., (Netherlands)	300,767
7,150	Noble Energy, Inc.	553,839
85,660	Petroleo Brasileiro S.A., (Brazil), ADR	1,339,722
31,784	Phillips 66	2,556,387
13,800	Royal Dutch Shell plc, (Netherlands), ADR	1,200,738
6,300	Southwestern Energy Co. (a)	286,587
23,404	Statoil ASA, (Norway)	719,412
191,250	Talisman Energy, Inc., (Canada)	2,021,742
230,220	Whitehaven Coal Ltd., (Australia) (a)	311,439
5,900	Whiting Petroleum Corp. (a)	473,475
67,024	Williams Cos., Inc. (The)	3,901,467

		26,154,550

	Total Energy	32,191,836

	Financials — 3.2%
	Banks — 1.3%
22,107	Australia & New Zealand Banking Group Ltd., (Australia)	695,144
202,182	Bank of America Corp.	3,107,537
213,426	Bank of China Ltd., (China), Class H	95,554
9,468	Bank of the Ozarks, Inc.	316,705
23,000	Bank of Yokohama Ltd. (The), (Japan)	132,457
80,546	Bankia S.A., (Spain) (a)	156,152
8,000	BankUnited, Inc.	267,840
54,250	Barclays plc, (United Kingdom)	197,621
17,339	Barclays plc, (United Kingdom), ADR	253,323
13,559	BNP Paribas S.A., (France)	921,453
35,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	101,397
21,358	CaixaBank S.A., (Spain) (a)	131,759
16,847	Commerzbank AG, (Germany) (a)	264,045
61,772	DBS Group Holdings Ltd., (Singapore)	830,814
27,303	DNB ASA, (Norway)	498,861
9,108	FirstMerit Corp.	179,883

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
8,784	Glacier Bancorp, Inc.	249,290
4,600	HDFC Bank Ltd., (India), ADR	215,372
144,301	HSBC Holdings plc, (United Kingdom)	1,463,945
117,774	Intesa Sanpaolo S.p.A., (Italy)	363,371
539,686	Lloyds Banking Group plc, (United Kingdom) (a)	685,981
61,000	Mitsubishi UFJ Financial Group, Inc., (Japan)	374,462
17,392	Nordea Bank AB, (Sweden)	245,191
228,568	Regions Financial Corp.	2,427,392
39,461	Royal Bank of Scotland Group plc, (United Kingdom) (a)	221,779
41,035	Standard Chartered plc, (United Kingdom)	838,759
82,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	374,781
11,781	Svenska Handelsbanken AB, (Sweden), Class A	576,086
15,834	Swedbank AB, (Sweden), Class A	419,397
19,000	United Overseas Bank Ltd., (Singapore)	343,572

		16,949,923

	Capital Markets — 0.6%
15,100	Apollo Global Management LLC, Class A	418,572
9,301	BlackRock, Inc.	2,972,600
41,510	CETIP SA—Mercados Organizados, (Brazil)	590,853
10,700	Charles Schwab Corp. (The)	288,151
4,262	Close Brothers Group plc, (United Kingdom)	93,117
10,058	Credit Suisse Group AG, (Switzerland) (a)	286,044
5,359	Deutsche Bank AG, (Germany)	188,342
20,482	GAM Holding AG, (Switzerland) (a)	389,837
4,475	Goldman Sachs Group, Inc. (The)	749,294
3,993	Greenhill & Co., Inc.	196,655
8,400	Invesco Ltd.	317,100
7,569	Macquarie Group Ltd., (Australia)	425,785
4,601	Stifel Financial Corp. (a)	217,857
6,453	UBS AG, (Switzerland) (a)	118,313

		7,252,520

	Consumer Finance — 0.0% (g)
4,566	First Cash Financial Services, Inc. (a)	262,956
990	World Acceptance Corp. (a)	75,200

		338,156

	Diversified Financial Services — 0.2%
24,800	BM&FBovespa S.A., (Brazil)	130,538
18,452	Challenger Ltd., (Australia)	129,435
7,275	CME Group, Inc.	516,161

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — continued
2,150	Deutsche Boerse AG, (Germany)	166,700
33,233	ING Groep N.V., (Netherlands), CVA (a)	466,342
2,400	Intercontinental Exchange, Inc.	453,360
5,794	London Stock Exchange Group plc, (United Kingdom)	198,923
5,200	McGraw Hill Financial, Inc.	431,756
20,400	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	117,265

		2,610,480

	Insurance — 0.9%
2,500	ACE Ltd., (Switzerland)	259,250
46,020	Admiral Group plc, (United Kingdom)	1,219,378
199,800	AIA Group Ltd., (Hong Kong)	1,003,918
1,916	Allianz SE, (Germany)	319,807
2,125	Aon plc, (United Kingdom)	191,441
11,700	Assured Guaranty Ltd., (Bermuda)	286,650
33,166	AXA S.A., (France)	792,446
89,488	Direct Line Insurance Group plc, (United Kingdom)	412,975
3,381	Hanover Insurance Group, Inc. (The)	213,510
7,275	Marsh & McLennan Cos., Inc.	376,991
2,287	Muenchener Rueckversicherungs AG, (Germany)	506,452
30,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	232,261
1,925	Progressive Corp. (The)	48,818
9,770	Prudential plc, (United Kingdom)	223,845
8,656	QBE Insurance Group Ltd., (Australia)	88,657
5,400	RenaissanceRe Holdings Ltd., (Bermuda)	577,800
12,902	Sampo, (Finland), Class A	652,227
15,400	Sony Financial Holdings, Inc., (Japan)	262,910
47,866	Storebrand ASA, (Norway) (a)	269,291
8,400	Sun Life Financial, Inc., (Canada)	308,747
1,245	Swiss Life Holding AG, (Switzerland) (a)	295,117
13,200	Tokio Marine Holdings, Inc., (Japan)	434,462
23,252	Travelers Cos., Inc. (The)	2,187,316

		11,164,269

	Real Estate Investment Trusts (REITs) — 0.1%
6,250	American Tower Corp.	562,375
9,169	Colony Financial, Inc.	212,904
5,795	LaSalle Hotel Properties	204,506
83,612	Scentre Group, (Australia) (a)	252,294
852	Unibail-Rodamco SE, (France)	247,941

		1,480,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.1%
158,000	Agile Property Holdings Ltd., (China)	111,337
8,220	Deutsche Wohnen AG, (Germany)	177,064
1,300	Goldcrest Co., Ltd., (Japan)	28,575
39,000	Kerry Properties Ltd., (Hong Kong)	136,320
5,000	Mitsui Fudosan Co., Ltd., (Japan)	168,746
3,200	Sun Hung Kai Properties Ltd., (Hong Kong)	43,911

		665,953

	Thrifts & Mortgage Finance — 0.0% (g)
2,659	BofI Holding, Inc. (a)	195,357
10,800	Ocwen Financial Corp. (a)	400,680

		596,037

	Total Financials	41,057,358

	Health Care — 2.5%
	Biotechnology — 0.5%
45,152	Celgene Corp. (a)	3,877,654
3,912	Cepheid, Inc. (a)	187,541
1,352	Clovis Oncology, Inc. (a)	55,986
4,408	CSL Ltd., (Australia)	276,704
15,860	Gilead Sciences, Inc. (a)	1,314,953
4,400	Ironwood Pharmaceuticals, Inc. (a)	67,452
1,791	Ligand Pharmaceuticals, Inc. (a)	111,561
16,275	Seattle Genetics, Inc. (a)	622,519
3,300	United Therapeutics Corp. (a)	292,017

		6,806,387

	Health Care Equipment & Supplies — 0.2%
2,614	Analogic Corp.	204,519
3,100	BioMerieux, (France)	334,068
23,400	Boston Scientific Corp. (a)	298,818
8,310	DexCom, Inc. (a)	329,574
19,145	Elekta AB, (Sweden), Class B	243,159
2,498	Essilor International S.A., (France)	264,728
7,590	GN Store Nord A/S, (Denmark)	217,519
768,000	Shandong Weigao Group Medical Polymer Co. Ltd., (China), Class H	751,597
1,310	Sonova Holding AG, (Switzerland)	199,726
4,400	Sysmex Corp., (Japan)	165,446
4,328	Tandem Diabetes Care, Inc. (a)	70,373

		3,079,527

	Health Care Providers & Services — 0.5%
16,600	DaVita HealthCare Partners, Inc. (a)	1,200,512
12,500	Envision Healthcare Holdings, Inc. (a)	448,875
9,350	Express Scripts Holding Co. (a)	648,236
18,010	Fresenius Medical Care AG & Co. KGaA, (Germany)	1,211,736

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
3,897	Fresenius SE & Co. KGaA, (Germany)	581,181
183,600	Life Healthcare Group Holdings Ltd., (South Africa)	716,334
4,100	Miraca Holdings, Inc., (Japan)	198,703
8,200	Premier, Inc., Class A (a)	237,800
10,490	Sonic Healthcare Ltd., (Australia)	171,597
2,675	UnitedHealth Group, Inc.	218,681

		5,633,655

	Health Care Technology — 0.1%
8,600	Cerner Corp. (a)	443,588
12,135	HMS Holdings Corp. (a)	247,675

		691,263

	Life Sciences Tools & Services — 0.1%
9,421	Bruker Corp. (a)	228,648
43,090	QIAGEN N.V., (Netherlands) (a)	1,042,137

		1,270,785

	Pharmaceuticals — 1.1%
5,250	AbbVie, Inc.	296,310
33,600	Astellas Pharma, Inc., (Japan)	441,859
10,810	Auxilium Pharmaceuticals, Inc. (a)	216,849
13,623	Bayer AG, (Germany)	1,921,840
12,450	Bristol-Myers Squibb Co.	603,949
4,100	Endo International plc, (Ireland) (a)	287,082
18,900	GlaxoSmithKline plc, (United Kingdom), ADR	1,010,772
30,078	Johnson & Johnson	3,146,760
17,449	Novartis AG, (Switzerland)	1,580,153
33,335	Novo Nordisk A/S, (Denmark), Class B	1,538,509
3,738	Roche Holding AG, (Switzerland)	1,113,763
3,200	Salix Pharmaceuticals Ltd. (a)	394,720
8,857	Sanofi, (France)	941,407
7,500	Takeda Pharmaceutical Co., Ltd., (Japan)	348,096

		13,842,069

	Total Health Care	31,323,686

	Industrials — 3.2%
	Aerospace & Defense — 0.5%
3,200	B/E Aerospace, Inc. (a)	295,968
28,684	Boeing Co. (The)	3,649,465
7,100	Hexcel Corp. (a)	290,390
2,500	L-3 Communications Holdings, Inc.	301,875
15,813	Meggitt plc, (United Kingdom)	136,910
4,200	Rockwell Collins, Inc.	328,188
20,719	Rolls-Royce Holdings plc, (United Kingdom) (a)	378,552

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
1,300	TransDigm Group, Inc.	217,438
4,900	United Technologies Corp.	565,705
9,460	Zodiac Aerospace, (France)	320,291

		6,484,782

	Air Freight & Logistics — 0.0% (g)
450	FedEx Corp.	68,121
28,899	Toll Holdings Ltd., (Australia)	139,079

		207,200

	Airlines — 0.2%
12,965	Hawaiian Holdings, Inc. (a)	177,750
22,454	LATAM Airlines Group S.A., (Chile), ADR (a)	301,333
27,960	Ryanair Holdings plc, (Ireland), ADR (a)	1,560,168

		2,039,251

	Building Products — 0.0% (g)
7,118	Assa Abloy AB, (Sweden), Class B	362,064
4,000	Fortune Brands Home & Security, Inc.	159,720
2,614	Simpson Manufacturing Co., Inc.	95,045

		616,829

	Commercial Services & Supplies — 0.2%
17,688	Aggreko plc, (United Kingdom)	499,388
103,000	China Everbright International Ltd., (Hong Kong)	147,113
9,200	Copart, Inc. (a)	330,832
12,437	Iron Mountain, Inc.	440,892
3,100	Stericycle, Inc. (a)	367,102
3,850	Waste Connections, Inc.	186,917

		1,972,244

	Construction & Engineering — 0.0% (g)
5,648	Bouygues S.A., (France)	235,014

	Electrical Equipment — 0.3%
11,189	ABB Ltd., (Switzerland) (a)	257,463
5,400	AMETEK, Inc.	282,312
10,075	Eaton Corp. plc	777,588
4,352	Franklin Electric Co., Inc.	175,516
8,727	Legrand S.A., (France)	534,447
40,000	Mitsubishi Electric Corp., (Japan)	494,110
9,960	Nexans S.A., (France) (a)	522,137
3,661	Polypore International, Inc. (a)	174,739
2,300	Rockwell Automation, Inc.	287,868
9,665	Schneider Electric S.A., (France)	911,346

		4,417,526

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrial Conglomerates — 0.2%
935	3M Co.	133,930
5,250	Danaher Corp.	413,333
5,347	DCC plc, (Ireland)	327,875
48,000	Hutchison Whampoa Ltd., (Hong Kong)	656,475
4,000	Jardine Matheson Holdings Ltd., (Hong Kong)	237,540
14,436	Koninklijke Philips N.V., (Netherlands)	458,174
47,000	Sembcorp Industries Ltd., (Singapore)	202,526
5,460	Siemens AG, (Germany)	720,906

		3,150,759

	Machinery — 1.0%
5,787	Barnes Group, Inc.	223,031
24,936	Caterpillar, Inc.	2,709,795
2,800	FANUC Corp., (Japan)	483,526
3,300	Flowserve Corp.	245,355
3,625	IDEX Corp.	292,682
900	Illinois Tool Works, Inc.	78,804
32,600	Komatsu Ltd., (Japan)	756,753
1,500	Nordson Corp.	120,285
2,700	Pall Corp.	230,553
2,837	Proto Labs, Inc. (a)	232,407
32,960	SKF AB, (Sweden), Class B	840,402
2,100	SMC Corp., (Japan)	562,720
23,623	Stanley Black & Decker, Inc.	2,074,572
15,387	Wabash National Corp. (a)	219,265
5,300	WABCO Holdings, Inc. (a)	566,146
10,890	Westport Innovations, Inc., (Canada) (a)	196,238
61,137	Xylem, Inc.	2,389,234

		12,221,768

	Marine — 0.0% (g)
153	AP Moeller - Maersk A/S, (Denmark), Class B	380,401
8,000	Nippon Yusen KK, (Japan)	23,077
120,000	Pacific Basin Shipping Ltd., (Hong Kong)	74,616

		478,094

	Professional Services — 0.4%
3,358	Advisory Board Co. (The) (a)	173,944
2,313	Corporate Executive Board Co. (The)	157,793
1,658	DKSH Holding AG, (Switzerland)	125,970
6,800	Equifax, Inc.	493,272
2,200	IHS, Inc., Class A (a)	298,474
30,900	Nielsen N.V.	1,495,869
440	SGS S.A., (Switzerland)	1,052,887
2,925	Towers Watson & Co., Class A	304,873

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — continued
7,574	TrueBlue, Inc. (a)	208,815
5,800	Verisk Analytics, Inc., Class A (a)	348,116

		4,660,013

	Road & Rail — 0.2%
6,800	Avis Budget Group, Inc. (a)	405,892
3,600	Central Japan Railway Co., (Japan)	513,894
3,700	Genesee & Wyoming, Inc., Class A (a)	388,500
15,300	Hertz Global Holdings, Inc. (a)	428,859
3,200	J.B. Hunt Transport Services, Inc.	236,096
3,674	Landstar System, Inc.	235,136
4,075	Norfolk Southern Corp.	419,847

		2,628,224

	Trading Companies & Distributors — 0.2%
4,800	AerCap Holdings N.V., (Netherlands) (a)	219,840
2,219	Applied Industrial Technologies, Inc.	112,570
5,710	Brenntag AG, (Germany)	1,020,118
17,500	Mitsubishi Corp., (Japan)	364,252
20,500	Mitsui & Co., Ltd., (Japan)	328,649
3,300	WESCO International, Inc. (a)	285,054

		2,330,483

	Total Industrials	41,442,187

	Information Technology — 2.4%
	Communications Equipment — 0.2%
48,012	Alcatel-Lucent, (France) (a)	172,607
36,735	QUALCOMM, Inc.	2,909,412

		3,082,019

	Electronic Equipment, Instruments & Components — 0.2%
14,200	Hamamatsu Photonics KK, (Japan)	696,919
19,000	Hitachi Ltd., (Japan)	139,252
9,175	Jabil Circuit, Inc.	191,758
1,880	Keyence Corp., (Japan)	822,101
1,700	Murata Manufacturing Co., Ltd., (Japan)	159,427
3,400	TE Connectivity Ltd., (Switzerland)	210,256

		2,219,713

	Internet Software & Services — 0.4%
1,900	Baidu, Inc., (China), ADR (a)	354,939
1,300	CoStar Group, Inc. (a)	205,621
800	Google, Inc., Class A (a)	467,736
800	Google, Inc., Class C (a)	460,224
12,300	Kakaku.com, Inc., (Japan)	215,692
4,720	Mail.ru Group Ltd., (Russia), GDR (a)	166,306
286	NAVER Corp., (South Korea)	235,654
2,358	OpenTable, Inc. (a)	244,289

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
9,000	Qihoo 360 Technology Co. Ltd., (China), ADR (a)	828,360
72,500	Tencent Holdings Ltd., (China)	1,102,946
13,200	VeriSign, Inc. (a)	644,292
16,340	Yandex N.V., (Netherlands), Class A (a)	582,357

		5,508,416

	IT Services — 0.5%
1,250	Accenture plc, (Ireland), Class A	101,050
3,800	Alliance Data Systems Corp. (a)	1,068,750
33,910	Amdocs Ltd.	1,571,050
4,195	Automatic Data Processing, Inc.	332,580
1,646	Cardtronics, Inc. (a)	56,096
8,300	Gartner, Inc. (a)	585,316
5,235	Genpact Ltd., (Bermuda) (a)	91,769
5,000	Global Payments, Inc.	364,250
1,700	Infosys Ltd., (India), ADR	91,409
6,400	Jack Henry & Associates, Inc.	380,352
8,400	NeuStar, Inc., Class A (a)	218,568
9,000	Vantiv, Inc., Class A (a)	302,580
6,009	VeriFone Systems, Inc. (a)	220,831
1,300	Visa, Inc., Class A	273,923

		5,658,524

	Semiconductors & Semiconductor Equipment — 0.6%
7,797	ASML Holding N.V., (Netherlands)	727,159
11,600	Avago Technologies Ltd., (Singapore)	836,012
3,800	Broadcom Corp., Class A	141,056
4,741	Cavium, Inc. (a)	235,438
2,111	Diodes, Inc. (a)	61,135
800	KLA-Tencor Corp.	58,112
2,249	Microsemi Corp. (a)	60,183
62,934	NXP Semiconductor N.V., (Netherlands) (a)	4,164,972
251	Samsung Electronics Co., Ltd., (South Korea)	327,793
711	Samsung Electronics Co., Ltd., (South Korea), GDR	371,807
2,764	Synaptics, Inc. (a)	250,529
106,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	448,544
6,850	Texas Instruments, Inc.	327,361
2,500	Tokyo Electron Ltd., (Japan)	170,386

		8,180,487

	Software — 0.2%
8,160	CommVault Systems, Inc. (a)	401,227
3,594	Gemalto N.V., (Netherlands)	373,076
7,400	Informatica Corp. (a)	263,810

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
5,921	Manhattan Associates, Inc. (a)	203,860
7,000	Microsoft Corp.	291,900
300	Nintendo Co., Ltd., (Japan)	36,026
5,100	Oracle Corp.	206,703
2,100	Oracle Corp., (Japan)	91,860
8,500	Qlik Technologies, Inc. (a)	192,270
4,500	SolarWinds, Inc. (a)	173,970
5,200	Solera Holdings, Inc.	349,180
5,800	Trend Micro, Inc., (Japan)	191,121
2,481	Tyler Technologies, Inc. (a)	226,292

		3,001,295

	Technology Hardware, Storage & Peripherals — 0.3%
4,235	Apple, Inc.	393,558
6,200	Canon, Inc., (Japan)	202,628
341,905	Nokia OYJ, (Finland), ADR	2,584,802
16,400	Wacom Co., Ltd., (Japan)	93,602

		3,274,590

	Total Information Technology	30,925,044

	Materials — 1.1%
	Chemicals — 0.5%
2,137	Air Liquide S.A., (France)	288,770
1,560	Air Products & Chemicals, Inc.	200,647
2,450	Airgas, Inc.	266,830
4,210	Akzo Nobel N.V., (Netherlands)	315,663
20,844	Alent plc, (United Kingdom)	130,632
47,000	Asahi Kasei Corp., (Japan)	359,810
4,534	BASF SE, (Germany)	527,411
4,770	Dow Chemical Co. (The)	245,464
5,000	Ecolab, Inc.	556,700
2,924	Kraton Performance Polymers, Inc. (a)	65,468
4,300	Monsanto Co.	536,382
7,250	Mosaic Co. (The)	358,513
19,465	Potash Corp. of Saskatchewan, Inc., (Canada)	738,891
11,410	Sociedad Quimica y Minera de Chile S.A., (Chile), ADR	334,427
2,348	Syngenta AG, (Switzerland)	867,467
13,000	Tosoh Corp., (Japan)	63,052
20,885	Umicore S.A., (Belgium)	971,821

		6,827,948

	Construction Materials — 0.1%
17,410	CRH plc, (Ireland)	446,317
7,450	Holcim Ltd., (Switzerland) (a)	654,389

		1,100,706

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Containers & Packaging — 0.0% (g)
21,873	Amcor Ltd., (Australia)	215,133

	Metals & Mining — 0.5%
4,400	Agnico-Eagle Mines Ltd., (Canada)	168,487
4,100	Allegheny Technologies, Inc.	184,910
477,160	Alumina Ltd., (Australia) (a)	609,366
8,247	Antofagasta plc, (United Kingdom)	107,738
20,159	BHP Billiton Ltd., (Australia)	687,516
13,384	BHP Billiton plc, (United Kingdom)	435,101
8,446	First Quantum Minerals Ltd., (Canada)	180,627
214,520	Norsk Hydro ASA, (Norway)	1,148,667
5,800	Reliance Steel & Aluminum Co.	427,518
4,822	Rio Tinto Ltd., (Australia)	270,514
5,600	Rio Tinto plc, (United Kingdom)	302,368
21,656	SSAB AB, (Sweden), Class A (a)	200,821
30,580	Teck Resources Ltd., (Canada), Class B	698,141
17,560	ThyssenKrupp AG, (Germany) (a)	510,935

		5,932,709

	Total Materials	14,076,496

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.2%
110,000	Hutchison Telecommunications Hong Kong Holdings Ltd., (Hong Kong)	44,849
10,100	Nippon Telegraph & Telephone Corp., (Japan)	629,512
81,000	Singapore Telecommunications Ltd., (Singapore)	250,346
24,964	Telefonica S.A., (Spain)	428,578
33,177	Telstra Corp., Ltd., (Australia)	162,991
2,700	Verizon Communications, Inc.	132,111
3,379	Ziggo N.V., (Netherlands)	156,267

		1,804,654

	Wireless Telecommunication Services — 0.3%
66,060	America Movil S.A.B. de C.V., (Mexico), Series L, ADR	1,370,745
11,400	SBA Communications Corp., Class A (a)	1,166,220
10,700	SoftBank Corp., (Japan)	797,396
49,600	Vodafone Group plc, (United Kingdom)	165,777
16,081	Vodafone Group plc, (United Kingdom), ADR	536,945

		4,037,083

	Total Telecommunication Services	5,841,737

	Utilities — 0.2%
	Electric Utilities — 0.1%
21,910	SSE plc, (United Kingdom)	586,948

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.1%
18,114	E.ON SE, (Germany)	373,430
14,964	GDF Suez, (France)	412,282
55,144	National Grid plc, (United Kingdom)	793,898

		1,579,610

	Total Utilities	2,166,558

	Total Common Stocks (Cost $224,076,306)	274,035,824

Exchange Traded Funds — 11.8%
	International Equity — 3.8%
1,341,200	iShares MSCI Japan ETF	16,148,048
526,400	Vanguard FTSE Europe ETF	31,557,680

	Total International Equity	47,705,728

	U.S. Equity — 8.0%
1,544,100	Financial Select Sector SPDR Fund	35,112,834
279,800	iShares Core S&P Mid Cap ETF	40,033,784
138,700	SPDR S&P 500 ETF Trust	27,146,364

	Total U.S. Equity	102,292,982

	Total Exchange Traded Funds (Cost $136,694,229)	149,998,710

Exchange Traded Note — 1.9%
	Alternative Assets — 1.9%
617,037	iPath Dow Jones-UBS Commodity Index Total Return (a) ^ (Cost $23,599,997)	24,335,939

Alternative Investment — 2.8%
	Alternative Investment Fund — 2.8%
319,532	Marshall Wace UCITS Fund plc - MW Developed Europe TOPS Fund, Class F Shares, (Ireland) (a) (Cost $36,000,000)	35,768,392

Investment Companies — 55.3%
	Alternative Assets — 4.9%
4,059,030	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	39,372,595
2,400,201	Prudential Absolute Return Bond Fund, Class Z	23,809,994

	Total Alternative Assets	63,182,589

	Fixed Income — 24.2%
9,185,312	JPMorgan Core Bond Fund, Class R6 Shares (b)	107,743,715
14,517,149	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	121,653,710
9,767,778	JPMorgan High Yield Fund, Class R6 Shares (b)	79,705,065

	Total Fixed Income	309,102,490

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — continued
	International Equity — 15.3%
2,880,253	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	54,609,599
1,414,405	JPMorgan International Value Fund, Class R6 Shares (b)	22,008,138
2,431,759	JPMorgan Intrepid European Fund, Institutional Class Shares (b)	67,408,366
689,218	Matthews Pacific Tiger Fund	19,036,198
793,612	Oppenheimer Developing Markets Fund	31,633,377

	Total International Equity	194,695,678

	Money Market — 4.9%
62,930,406	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) ^	62,930,406

	U.S. Equity — 6.0%
2,550,324	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	76,152,679

	Total Investment Companies (Cost $660,490,291)	706,063,842

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
2,972	Volkswagen AG, (Preference Shares), (Germany)	778,416

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
2,776,346	Rolls-Royce Holdings plc, (United Kingdom) (a) (i)	4,751

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
377,691	Telecom Italia S.p.A., (Italy)	373,606

	Total Preferred Stocks (Cost $964,411)	1,156,773

PRINCIPAL AMOUNT($)
Structured Notes — 6.4%
	International Equity — 5.4%
10,800,000	Credit Suisse AG, Return Notes, Linked to the performance of the STOXX Europe 600 Basic Resources Index and the European Union Euro relative to the U.S. Dollar, 02/09/15 (a)	11,048,400
14,800,000	Goldman Sachs Group, Inc., Linked to the Performance of the TOPIX Index, 08/26/14 (a)	16,135,108

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
13,300,000	Goldman Sachs Group, Inc., Linked to the Performance of the TOPIX Index, 07/31/14 (a)	14,353,493
15,700,000	HSBC USA, Inc., Linked to the Performance of the TOPIX Index, 09/23/14 (a)	15,560,270
11,900,000	Morgan Stanley, Delta-One Notes, Linked to the STOXX Europe 600 Basic Resources Index and the European Union Euro relative to the U.S. Dollar, 02/10/15 (a)	11,686,990

		68,784,261

	Alternative Assets — 1.0%
13,700,000	Societe Generale S.A., Single Commodity Index Return Non-Principal Protected Notes, Series 2014-160, Linked to the Dow Jones Commodity Index-3 month Forward, 06/26/15 (a) ^	13,542,450

	Total Structured Notes (Cost $80,200,000)	82,326,711

	Total Investments — 99.8% (Cost $1,162,025,234)	1,273,686,191
	Other Assets in Excess of Liabilities — 0.2%	2,031,643

	NET ASSETS — 100.0%	$1,275,717,834

Percentages indicated are based on net assets.

PORTFOLIO OF COMPOSITION BY COUNTRY*
United States	84.5%
Ireland	3.0
United Kingdom	2.3
France	2.2
Japan	1.3
Others (each less than 1.0%)	6.7

*	Percentages indicated are based on total investments as of June 30, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 28.0%
	Consumer Discretionary — 4.8%
	Auto Components — 0.2%
10,400	Aisin Seiki Co., Ltd., (Japan)	413,982
2,360	Autoliv, Inc., (Sweden)	251,838
8,200	BorgWarner, Inc.	534,558
4,600	Delphi Automotive plc, (United Kingdom)	316,204
5,400	Denso Corp., (Japan)	257,961
4,016	ElringKlinger AG, (Germany)	165,496
58,589	GKN plc, (United Kingdom)	363,719
3,000	Koito Manufacturing Co., Ltd., (Japan)	76,877

		2,380,635

	Automobiles — 0.4%
6,663	Bayerische Motoren Werke AG, (Germany)	843,734
3,077	Daimler AG, (Germany)	287,437
12,600	Honda Motor Co., Ltd., (Japan)	439,674
19,300	Mitsubishi Motors Corp., (Japan)	213,273
12,800	Suzuki Motor Corp., (Japan)	401,556
36,000	Toyota Motor Corp., (Japan)	2,155,414

		4,341,088

	Distributors — 0.1%
9,171	Pool Corp.	518,712

	Diversified Consumer Services — 0.1%
100,800	Anhanguera Educacional Participacoes S.A., (Brazil)	838,974
5,558	Grand Canyon Education, Inc. (a)	255,501
3,100	Strayer Education, Inc. (a)	162,781

		1,257,256

	Hotels, Restaurants & Leisure — 0.8%
30,750	Accor S.A., (France)	1,598,247
5,825	Carnival Corp.	219,311
34,235	Compass Group plc, (United Kingdom)	595,225
51,121	Las Vegas Sands Corp.	3,896,443
3,767	Red Robin Gourmet Burgers, Inc. (a)	268,210
5,865	Royal Caribbean Cruises Ltd.	326,094
3,900	Starbucks Corp.	301,782
9,772	Texas Roadhouse, Inc.	254,072
5,100	Wyndham Worldwide Corp.	386,172
152,000	Wynn Macau Ltd., (China)	595,334

		8,440,890

	Household Durables — 0.1%
21,500	Newell Rubbermaid, Inc.	666,285
7,100	Nikon Corp., (Japan)	111,854
21,400	Panasonic Corp., (Japan)	259,412
48,088	Persimmon plc, (United Kingdom) (a)	552,475

		1,590,026

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.0% (g)
41,200	Home Retail Group plc, (United Kingdom)	124,489
61,820	Ocado Group plc, (United Kingdom) (a)	392,599

		517,088

	Media — 1.5%
171,662	British Sky Broadcasting Group plc, (United Kingdom)	2,655,792
2,300	Charter Communications, Inc., Class A (a)	364,274
18,100	Comcast Corp., Class A	971,608
4,300	CyberAgent, Inc., (Japan)	174,068
5,700	Discovery Communications, Inc., Class C (a)	413,763
46,127	DISH Network Corp., Class A (a)	3,001,945
8,717	Eutelsat Communications S.A., (France)	302,913
11,330	Grupo Televisa S.A.B., (Mexico), ADR	388,732
19,614	Informa plc, (United Kingdom)	160,697
30,885	Liberty Global plc, (United Kingdom), Class A (a)	1,365,735
11,635	Liberty Global plc, (United Kingdom), Series C (a)	492,277
6,700	Markit Ltd., (United Kingdom) (a)	180,766
8,470	ProSiebenSat.1 Media AG, (Germany)	376,991
4,800	Scripps Networks Interactive, Inc., Class A	389,472
12,878	SES S.A., (Luxembourg)	488,458
99,200	Sirius XM Holdings, Inc. (a)	343,232
21,711	Societe Television Francaise 1, (France)	355,516
42,392	Walt Disney Co. (The)	3,634,690
41,807	WPP plc, (United Kingdom)	911,053

		16,971,982

	Multiline Retail — 0.4%
5,900	Lojas Renner S.A., (Brazil)	189,110
147,193	Marks & Spencer Group plc, (United Kingdom)	1,070,727
1,450	Nordstrom, Inc.	98,499
56,810	Target Corp.	3,292,139

		4,650,475

	Specialty Retail — 0.8%
6,532	Five Below, Inc. (a)	260,692
7,700	Foot Locker, Inc.	390,544
9,534	Francesca’s Holdings Corp. (a)	140,531
5,500	GNC Holdings, Inc., Class A	187,550
41,100	Home Depot, Inc. (The)	3,327,456
769	Inditex S.A., (Spain)	118,353
243,559	Kingfisher plc, (United Kingdom)	1,495,184
5,269	Monro Muffler Brake, Inc.	280,258
3,500	O’Reilly Automotive, Inc. (a)	527,100
8,600	Ross Stores, Inc.	568,718

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
13,200	Sally Beauty Holdings, Inc. (a)	331,056
900	Signet Jewelers Ltd., (Bermuda)	99,531
3,900	Tiffany & Co.	390,975
5,200	Tractor Supply Co.	314,080
18,404	World Duty Free SpA, (Italy) (a)	224,099
93,500	Zhongsheng Group Holdings Ltd., (China)	121,862

		8,777,989

	Textiles, Apparel & Luxury Goods — 0.4%
8,190	adidas AG, (Germany)	828,142
755,000	China Hongxing Sports Ltd., (China) (a) (i)	—
12,081	Cie Financiere Richemont S.A., (Switzerland)	1,265,959
4,600	Hanesbrands, Inc.	452,824
2,645	Kering, (France)	580,237
40,000	Li & Fung Ltd., (Hong Kong)	59,248
19,590	Lululemon Athletica, Inc., (Canada) (a)	793,003
2,300	PVH Corp.	268,180
2,448	Steven Madden Ltd. (a)	83,966

		4,331,559

	Total Consumer Discretionary	53,777,700

	Consumer Staples — 2.9%
	Beverages — 0.7%
164,410	AMBEV S.A., (Brazil), ADR	1,157,446
11,650	Anheuser-Busch InBev N.V., (Belgium)	1,338,589
7,750	Carlsberg A/S, (Denmark), Class B	834,704
14,796	Coca-Cola Amatil Ltd., (Australia)	132,113
33,900	Diageo plc, (United Kingdom)	1,079,685
22,000	Kirin Holdings Co., Ltd., (Japan)	317,654
8,302	Pernod-Ricard S.A., (France)	997,241
980	Remy Cointreau S.A., (France)	90,163
25,010	SABMiller plc, (United Kingdom)	1,449,455

		7,397,050

	Food & Staples Retailing — 0.8%
51,260	Carrefour S.A., (France)	1,890,172
23,045	Costco Wholesale Corp.	2,653,862
21,680	Distribuidora Internacional de Alimentacion S.A., (Spain)	199,548
9,900	FamilyMart Co., Ltd., (Japan)	426,816
653,941	Tesco plc, (United Kingdom)	3,178,275
5,119	United Natural Foods, Inc. (a)	333,247

		8,681,920

	Food Products — 0.8%
15,000	Ajinomoto Co., Inc., (Japan)	235,100
26,287	Danone S.A., (France)	1,954,661

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
6,108	Diamond Foods, Inc. (a)	172,246
3,300	Hershey Co. (The)	321,321
38,672	Nestle S.A., (Switzerland)	2,996,575
1,794	Sanderson Farms, Inc.	174,377
6,390	Tootsie Roll Industries, Inc.	188,122
2,292	TreeHouse Foods, Inc. (a)	183,520
41,168	Unilever plc, (United Kingdom)	1,866,125
17,200	Unilever plc, (United Kingdom), ADR	779,332
12,000	WhiteWave Foods Co. (The) (a)	388,440
89,000	Wilmar International Ltd., (Singapore)	227,827

		9,487,646

	Household Products — 0.3%
5,100	Church & Dwight Co., Inc.	356,745
37,860	Procter & Gamble Co. (The)	2,975,417

		3,332,162

	Personal Products — 0.1%
5,970	Beiersdorf AG, (Germany)	576,970
4,894	L’Oreal S.A., (France)	842,645

		1,419,615

	Tobacco — 0.2%
25,474	Imperial Tobacco Group plc, (United Kingdom)	1,146,026
2,700	Philip Morris International, Inc.	227,637
12,030	Swedish Match AB, (Sweden)	417,711

		1,791,374

	Total Consumer Staples	32,109,767

	Energy — 3.3%
	Energy Equipment & Services — 0.6%
4,600	Cameron International Corp. (a)	311,466
42,688	CGG S.A., (France) (a)	604,751
90,000	China Oilfield Services Ltd., (China), Class H	216,445
4,285	Ensco plc, (United Kingdom), Class A	238,117
1,180	Geospace Technologies Corp. (a)	64,994
3,655	Halliburton Co.	259,542
36,300	Petroleum Geo-Services ASA, (Norway)	384,349
29,665	Schlumberger Ltd.	3,498,987
2,211	SEACOR Holdings, Inc. (a)	181,855
6,898	Seadrill Ltd., (Bermuda)	273,372
24,340	Trican Well Service Ltd., (Canada)	393,026
3,131	Unit Corp. (a)	215,507
3,534	WorleyParsons Ltd., (Australia)	57,966

		6,700,377

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.7%
120,000	Beach Energy Ltd., (Australia)	189,996
85,810	Cameco Corp., (Canada)	1,682,734
4,545	Carrizo Oil & Gas, Inc. (a)	314,787
10,500	Cenovus Energy, Inc., (Canada)	340,373
4,635	Chevron Corp.	605,099
1,950	Cobalt International Energy, Inc. (a)	35,782
43,252	ConocoPhillips	3,707,994
25,300	Denbury Resources, Inc.	467,038
3,600	Enbridge, Inc., (Canada)	170,815
87,360	Encana Corp., (Canada)	2,071,306
25,268	Eni S.p.A., (Italy)	691,072
15,200	EP Energy Corp., Class A (a)	350,360
36,532	Hess Corp.	3,612,649
7,870	Koninklijke Vopak N.V., (Netherlands)	384,259
8,050	Noble Energy, Inc.	623,553
121,620	Petroleo Brasileiro S.A., (Brazil), ADR	1,902,137
37,696	Phillips 66	3,031,889
15,900	Royal Dutch Shell plc, (Netherlands), ADR	1,383,459
6,800	Southwestern Energy Co. (a)	309,332
27,119	Statoil ASA, (Norway)	833,607
219,520	Talisman Energy, Inc., (Canada)	2,320,590
264,250	Whitehaven Coal Ltd., (Australia) (a)	357,474
6,300	Whiting Petroleum Corp. (a)	505,575
79,491	Williams Cos., Inc. (The)	4,627,171

		30,519,051

	Total Energy	37,219,428

	Financials — 4.2%
	Banks — 1.7%
25,086	Australia & New Zealand Banking Group Ltd., (Australia)	788,817
239,787	Bank of America Corp.	3,685,526
241,416	Bank of China Ltd., (China), Class H	108,085
10,946	Bank of the Ozarks, Inc.	366,144
26,000	Bank of Yokohama Ltd. (The), (Japan)	149,734
91,647	Bankia S.A., (Spain) (a)	177,673
8,700	BankUnited, Inc.	291,276
61,245	Barclays plc, (United Kingdom)	223,102
19,746	Barclays plc, (United Kingdom), ADR	288,489
15,542	BNP Paribas S.A., (France)	1,056,215
27,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	78,221
24,156	CaixaBank S.A., (Spain) (a)	149,020
19,173	Commerzbank AG, (Germany) (a)	300,500
69,372	DBS Group Holdings Ltd., (Singapore)	933,032
31,917	DNB ASA, (Norway)	583,165
10,528	FirstMerit Corp.	207,928

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
10,154	Glacier Bancorp, Inc.	288,171
5,100	HDFC Bank Ltd., (India), ADR	238,782
164,992	HSBC Holdings plc, (United Kingdom)	1,673,857
134,194	Intesa Sanpaolo S.p.A., (Italy)	414,033
619,255	Lloyds Banking Group plc, (United Kingdom) (a)	787,119
69,000	Mitsubishi UFJ Financial Group, Inc., (Japan)	423,571
19,813	Nordea Bank AB, (Sweden)	279,323
271,138	Regions Financial Corp.	2,879,486
44,946	Royal Bank of Scotland Group plc, (United Kingdom) (a)	252,606
46,405	Standard Chartered plc, (United Kingdom)	948,522
93,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	425,056
13,335	Svenska Handelsbanken AB, (Sweden), Class A	652,076
17,394	Swedbank AB, (Sweden), Class A	460,717
22,000	United Overseas Bank Ltd., (Singapore)	397,820

		19,508,066

	Capital Markets — 0.7%
16,200	Apollo Global Management LLC, Class A	449,064
11,031	BlackRock, Inc.	3,525,508
47,650	CETIP SA - Mercados Organizados, (Brazil)	678,250
8,300	Charles Schwab Corp. (The)	223,519
4,827	Close Brothers Group plc, (United Kingdom)	105,461
11,456	Credit Suisse Group AG, (Switzerland) (a)	325,803
6,103	Deutsche Bank AG, (Germany)	214,490
23,299	GAM Holding AG, (Switzerland) (a)	443,453
5,035	Goldman Sachs Group, Inc. (The)	843,060
4,616	Greenhill & Co., Inc.	227,338
9,100	Invesco Ltd.	343,525
8,622	Macquarie Group Ltd., (Australia)	485,020
5,318	Stifel Financial Corp. (a)	251,807
7,299	UBS AG, (Switzerland) (a)	133,824

		8,250,122

	Consumer Finance — 0.0% (g)
5,278	First Cash Financial Services, Inc. (a)	303,960
1,145	World Acceptance Corp. (a)	86,974

		390,934

	Diversified Financial Services — 0.3%
28,100	BM&FBovespa S.A., (Brazil)	147,908
20,898	Challenger Ltd., (Australia)	146,592
9,325	CME Group, Inc.	661,609

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — continued
2,435	Deutsche Boerse AG, (Germany)	188,797
38,590	ING Groep N.V., (Netherlands), CVA (a)	541,514
2,600	Intercontinental Exchange, Inc.	491,140
6,601	London Stock Exchange Group plc, (United Kingdom)	226,629
5,600	McGraw Hill Financial, Inc.	464,968
23,100	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	132,786

		3,001,943

	Insurance — 1.1%
2,850	ACE Ltd., (Switzerland)	295,545
52,820	Admiral Group plc, (United Kingdom)	1,399,555
223,800	AIA Group Ltd., (Hong Kong)	1,124,509
2,155	Allianz SE, (Germany)	359,699
2,400	Aon plc, (United Kingdom)	216,216
12,500	Assured Guaranty Ltd., (Bermuda)	306,250
37,779	AXA S.A., (France)	902,666
98,837	Direct Line Insurance Group plc, (United Kingdom)	456,119
3,909	Hanover Insurance Group, Inc. (The)	246,853
8,400	Marsh & McLennan Cos., Inc.	435,288
2,622	Muenchener Rueckversicherungs AG, (Germany)	580,638
34,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	263,229
2,180	Progressive Corp. (The)	55,285
11,130	Prudential plc, (United Kingdom)	255,005
9,803	QBE Insurance Group Ltd., (Australia)	100,405
5,800	RenaissanceRe Holdings Ltd., (Bermuda)	620,600
14,662	Sampo, (Finland), Class A	741,199
17,600	Sony Financial Holdings, Inc., (Japan)	300,469
54,476	Storebrand ASA, (Norway) (a)	306,479
9,600	Sun Life Financial, Inc., (Canada)	352,853
1,424	Swiss Life Holding AG, (Switzerland) (a)	337,548
14,900	Tokio Marine Holdings, Inc., (Japan)	490,415
27,576	Travelers Cos., Inc. (The)	2,594,074

		12,740,899

	Real Estate Investment Trusts (REITs) — 0.2%
7,000	American Tower Corp.	629,860
10,599	Colony Financial, Inc.	246,109
6,699	LaSalle Hotel Properties	236,408
95,270	Scentre Group, (Australia) (a)	287,471
970	Unibail-Rodamco SE, (France)	282,280

		1,682,128

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.1%
180,000	Agile Property Holdings Ltd., (China)	126,840
9,295	Deutsche Wohnen AG, (Germany)	200,220
1,400	Goldcrest Co., Ltd., (Japan)	30,773
44,500	Kerry Properties Ltd., (Hong Kong)	155,545
5,000	Mitsui Fudosan Co., Ltd., (Japan)	168,747
2,500	Sun Hung Kai Properties Ltd., (Hong Kong)	34,305

		716,430

	Thrifts & Mortgage Finance — 0.1%
3,074	BofI Holding, Inc. (a)	225,847
11,600	Ocwen Financial Corp. (a)	430,360

		656,207

	Total Financials	46,946,729

	Health Care — 3.2%
	Biotechnology — 0.7%
53,562	Celgene Corp. (a)	4,599,905
4,522	Cepheid, Inc. (a)	216,785
1,562	Clovis Oncology, Inc. (a)	64,682
5,022	CSL Ltd., (Australia)	315,246
17,930	Gilead Sciences, Inc. (a)	1,486,576
5,000	Ironwood Pharmaceuticals, Inc. (a)	76,650
2,072	Ligand Pharmaceuticals, Inc. (a)	129,065
18,400	Seattle Genetics, Inc. (a)	703,800
3,600	United Therapeutics Corp. (a)	318,564

		7,911,273

	Health Care Equipment & Supplies — 0.3%
3,021	Analogic Corp.	236,363
3,560	BioMerieux, (France)	383,639
25,200	Boston Scientific Corp. (a)	321,804
9,607	DexCom, Inc. (a)	381,014
21,810	Elekta AB, (Sweden), Class B	277,007
2,100	Essilor International S.A., (France)	222,550
8,647	GN Store Nord A/S, (Denmark)	247,811
812,000	Shandong Weigao Group Medical Polymer Co. Ltd., (China), Class H	794,657
1,493	Sonova Holding AG, (Switzerland)	227,626
5,400	Sysmex Corp., (Japan)	203,047
5,002	Tandem Diabetes Care, Inc. (a)	81,332

		3,376,850

	Health Care Providers & Services — 0.6%
17,550	DaVita HealthCare Partners, Inc. (a)	1,269,216
13,400	Envision Healthcare Holdings, Inc. (a)	481,194
10,700	Express Scripts Holding Co. (a)	741,831
20,670	Fresenius Medical Care AG & Co. KGaA, (Germany)	1,390,704

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
4,528	Fresenius SE & Co. KGaA, (Germany)	675,286
210,740	Life Healthcare Group Holdings Ltd., (South Africa)	822,223
4,400	Miraca Holdings, Inc., (Japan)	213,242
8,800	Premier, Inc., Class A (a)	255,200
12,050	Sonic Healthcare Ltd., (Australia)	197,116
2,800	UnitedHealth Group, Inc.	228,900

		6,274,912

	Health Care Technology — 0.1%
8,900	Cerner Corp. (a)	459,062
14,028	HMS Holdings Corp. (a)	286,311

		745,373

	Life Sciences Tools & Services — 0.1%
10,891	Bruker Corp. (a)	264,325
49,460	QIAGEN N.V., (Netherlands) (a)	1,196,197

		1,460,522

	Pharmaceuticals — 1.4%
5,900	AbbVie, Inc.	332,996
38,200	Astellas Pharma, Inc., (Japan)	502,352
12,497	Auxilium Pharmaceuticals, Inc. (a)	250,690
15,321	Bayer AG, (Germany)	2,161,383
14,125	Bristol-Myers Squibb Co.	685,204
4,400	Endo International plc, (Ireland) (a)	308,088
21,600	GlaxoSmithKline plc, (United Kingdom), ADR	1,155,168
35,672	Johnson & Johnson	3,732,005
20,276	Novartis AG, (Switzerland)	1,836,162
38,195	Novo Nordisk A/S, (Denmark), Class B	1,762,812
4,329	Roche Holding AG, (Switzerland)	1,289,855
3,500	Salix Pharmaceuticals Ltd. (a)	431,725
10,166	Sanofi, (France)	1,080,539
8,500	Takeda Pharmaceutical Co., Ltd., (Japan)	394,508

		15,923,487

	Total Health Care	35,692,417

	Industrials — 4.2%
	Aerospace & Defense — 0.7%
3,600	B/E Aerospace, Inc. (a)	332,964
33,761	Boeing Co. (The)	4,295,412
8,000	Hexcel Corp. (a)	327,200
2,700	L-3 Communications Holdings, Inc.	326,025
17,970	Meggitt plc, (United Kingdom)	155,585
4,500	Rockwell Collins, Inc.	351,630
23,603	Rolls-Royce Holdings plc, (United Kingdom) (a)	431,244

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
1,450	TransDigm Group, Inc.	242,527
5,560	United Technologies Corp.	641,902
10,699	Zodiac Aerospace, (France)	362,241

		7,466,730

	Air Freight & Logistics — 0.0% (g)
350	FedEx Corp.	52,983
32,904	Toll Holdings Ltd., (Australia)	158,353

		211,336

	Airlines — 0.2%
14,987	Hawaiian Holdings, Inc. (a)	205,472
29,038	LATAM Airlines Group S.A., (Chile), ADR (a)	389,690
31,340	Ryanair Holdings plc, (Ireland), ADR (a)	1,748,772

		2,343,934

	Building Products — 0.1%
9,356	Assa Abloy AB, (Sweden), Class B	475,901
4,300	Fortune Brands Home & Security, Inc.	171,699
3,021	Simpson Manufacturing Co., Inc.	109,844

		757,444

	Commercial Services & Supplies — 0.2%
20,312	Aggreko plc, (United Kingdom)	573,472
116,000	China Everbright International Ltd., (Hong Kong)	165,681
9,900	Copart, Inc. (a)	356,004
14,068	Iron Mountain, Inc.	498,710
3,300	Stericycle, Inc. (a)	390,786
4,300	Waste Connections, Inc.	208,765

		2,193,418

	Construction & Engineering — 0.0% (g)
6,434	Bouygues S.A., (France)	267,720

	Electrical Equipment — 0.4%
12,746	ABB Ltd., (Switzerland) (a)	293,290
5,800	AMETEK, Inc.	303,224
11,450	Eaton Corp. plc	883,711
5,025	Franklin Electric Co., Inc.	202,658
9,866	Legrand S.A., (France)	604,200
45,000	Mitsubishi Electric Corp., (Japan)	555,873
11,440	Nexans S.A., (France) (a)	599,723
4,232	Polypore International, Inc. (a)	201,993
2,500	Rockwell Automation, Inc.	312,900
11,024	Schneider Electric S.A., (France)	1,039,491

		4,997,063

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrial Conglomerates — 0.3%
1,055	3M Co.	151,118
5,900	Danaher Corp.	464,507
6,792	DCC plc, (Ireland)	416,482
54,000	Hutchison Whampoa Ltd., (Hong Kong)	738,534
4,400	Jardine Matheson Holdings Ltd., (Hong Kong)	261,294
16,439	Koninklijke Philips N.V., (Netherlands)	521,746
56,000	Sembcorp Industries Ltd., (Singapore)	241,308
6,493	Siemens AG, (Germany)	857,298

		3,652,287

	Machinery — 1.3%
6,691	Barnes Group, Inc.	257,871
30,057	Caterpillar, Inc.	3,266,294
3,200	FANUC Corp., (Japan)	552,601
3,600	Flowserve Corp.	267,660
4,075	IDEX Corp.	329,015
700	Illinois Tool Works, Inc.	61,292
37,400	Komatsu Ltd., (Japan)	868,177
1,600	Nordson Corp.	128,304
3,000	Pall Corp.	256,170
3,280	Proto Labs, Inc. (a)	268,698
37,842	SKF AB, (Sweden), Class B	964,882
2,300	SMC Corp., (Japan)	616,312
28,023	Stanley Black & Decker, Inc.	2,460,980
17,788	Wabash National Corp. (a)	253,479
5,700	WABCO Holdings, Inc. (a)	608,874
12,500	Westport Innovations, Inc., (Canada) (a)	225,250
72,508	Xylem, Inc.	2,833,613

		14,219,472

	Marine — 0.0% (g)
180	AP Moeller - Maersk A/S, (Denmark), Class B	447,532
9,000	Nippon Yusen KK, (Japan)	25,961
136,000	Pacific Basin Shipping Ltd., (Hong Kong)	84,565

		558,058

	Professional Services — 0.5%
3,881	Advisory Board Co. (The) (a)	201,036
2,673	Corporate Executive Board Co. (The)	182,352
1,876	DKSH Holding AG, (Switzerland)	142,533
7,300	Equifax, Inc.	529,542
2,300	IHS, Inc., Class A (a)	312,041
34,050	Nielsen N.V.	1,648,360
510	SGS S.A., (Switzerland)	1,220,392
3,275	Towers Watson & Co., Class A	341,353

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — continued
8,755	TrueBlue, Inc. (a)	241,375
6,200	Verisk Analytics, Inc., Class A (a)	372,124

		5,191,108

	Road & Rail — 0.3%
7,300	Avis Budget Group, Inc. (a)	435,737
4,100	Central Japan Railway Co., (Japan)	585,268
3,900	Genesee & Wyoming, Inc., Class A (a)	409,500
16,400	Hertz Global Holdings, Inc. (a)	459,692
3,500	J.B. Hunt Transport Services, Inc.	258,230
4,247	Landstar System, Inc.	271,808
3,965	Norfolk Southern Corp.	408,514

		2,828,749

	Trading Companies & Distributors — 0.2%
5,100	AerCap Holdings N.V., (Netherlands) (a)	233,580
2,565	Applied Industrial Technologies, Inc.	130,123
6,560	Brenntag AG, (Germany)	1,171,975
19,700	Mitsubishi Corp., (Japan)	410,044
23,400	Mitsui & Co., Ltd., (Japan)	375,140
3,500	WESCO International, Inc. (a)	302,330

		2,623,192

	Total Industrials	47,310,511

	Information Technology — 3.2%
	Communications Equipment — 0.3%
54,696	Alcatel-Lucent, (France) (a)	196,636
42,944	QUALCOMM, Inc.	3,401,165

		3,597,801

	Electronic Equipment, Instruments & Components — 0.2%
16,200	Hamamatsu Photonics KK, (Japan)	795,076
23,000	Hitachi Ltd., (Japan)	168,569
10,350	Jabil Circuit, Inc.	216,315
2,040	Keyence Corp., (Japan)	892,067
2,300	Murata Manufacturing Co., Ltd., (Japan)	215,696
3,500	TE Connectivity Ltd., (Switzerland)	216,440

		2,504,163

	Internet Software & Services — 0.5%
2,100	Baidu, Inc., (China), ADR (a)	392,301
1,400	CoStar Group, Inc. (a)	221,438
750	Google, Inc., Class A (a)	438,502
750	Google, Inc., Class C (a)	431,460
14,200	Kakaku.com, Inc., (Japan)	249,011
5,420	Mail.ru Group Ltd., (Russia), GDR (a)	190,966
328	NAVER Corp., (South Korea)	270,260
2,726	OpenTable, Inc. (a)	282,414

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
10,340	Qihoo 360 Technology Co. Ltd., (China), ADR (a)	951,694
83,100	Tencent Holdings Ltd., (China)	1,264,204
14,900	VeriSign, Inc. (a)	727,269
18,750	Yandex N.V., (Netherlands), Class A (a)	668,250

		6,087,769

	IT Services — 0.6%
1,375	Accenture plc, (Ireland), Class A	111,155
4,100	Alliance Data Systems Corp. (a)	1,153,125
38,400	Amdocs Ltd.	1,779,072
4,745	Automatic Data Processing, Inc.	376,184
1,902	Cardtronics, Inc. (a)	64,820
9,000	Gartner, Inc. (a)	634,680
5,915	Genpact Ltd., (Bermuda) (a)	103,690
5,300	Global Payments, Inc.	386,105
1,900	Infosys Ltd., (India), ADR	102,163
7,800	Jack Henry & Associates, Inc.	463,554
9,000	NeuStar, Inc., Class A (a)	234,180
9,600	Vantiv, Inc., Class A (a)	322,752
6,946	VeriFone Systems, Inc. (a)	255,265
1,625	Visa, Inc., Class A	342,404

		6,329,149

	Semiconductors & Semiconductor Equipment — 0.9%
8,857	ASML Holding N.V., (Netherlands)	826,016
13,200	Avago Technologies Ltd., (Singapore)	951,324
4,200	Broadcom Corp., Class A	155,904
5,481	Cavium, Inc. (a)	272,186
2,440	Diodes, Inc. (a)	70,662
900	KLA-Tencor Corp.	65,376
2,600	Microsemi Corp. (a)	69,576
74,058	NXP Semiconductor N.V., (Netherlands) (a)	4,901,158
284	Samsung Electronics Co., Ltd., (South Korea)	370,890
767	Samsung Electronics Co., Ltd., (South Korea), GDR	401,091
3,195	Synaptics, Inc. (a)	289,595
121,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	512,017
7,750	Texas Instruments, Inc.	370,373
2,900	Tokyo Electron Ltd., (Japan)	197,648

		9,453,816

	Software — 0.3%
8,968	CommVault Systems, Inc. (a)	440,957
3,776	Gemalto N.V., (Netherlands)	391,968
7,900	Informatica Corp. (a)	281,635

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
6,844	Manhattan Associates, Inc. (a)	235,639
7,900	Microsoft Corp.	329,430
300	Nintendo Co., Ltd., (Japan)	36,026
5,750	Oracle Corp.	233,048
2,300	Oracle Corp., (Japan)	100,608
9,100	Qlik Technologies, Inc. (a)	205,842
4,800	SolarWinds, Inc. (a)	185,568
5,600	Solera Holdings, Inc.	376,040
6,500	Trend Micro, Inc., (Japan)	214,187
2,868	Tyler Technologies, Inc. (a)	261,590

		3,292,538

	Technology Hardware, Storage & Peripherals — 0.4%
4,795	Apple, Inc.	445,599
7,200	Canon, Inc., (Japan)	235,311
405,498	Nokia OYJ, (Finland), ADR	3,065,565
18,500	Wacom Co., Ltd., (Japan)	105,587

		3,852,062

	Total Information Technology	35,117,298

	Materials — 1.4%
	Chemicals — 0.7%
2,414	Air Liquide S.A., (France)	326,201
1,765	Air Products & Chemicals, Inc.	227,014
2,650	Airgas, Inc.	288,612
5,340	Akzo Nobel N.V., (Netherlands)	400,389
23,896	Alent plc, (United Kingdom)	149,760
49,000	Asahi Kasei Corp., (Japan)	375,121
5,165	BASF SE, (Germany)	600,812
5,430	Dow Chemical Co. (The)	279,428
5,325	Ecolab, Inc.	592,885
3,380	Kraton Performance Polymers, Inc. (a)	75,678
4,750	Monsanto Co.	592,515
8,200	Mosaic Co. (The)	405,490
22,342	Potash Corp. of Saskatchewan, Inc., (Canada)	848,102
12,930	Sociedad Quimica y Minera de Chile S.A., (Chile), ADR	378,978
2,689	Syngenta AG, (Switzerland)	993,449
15,000	Tosoh Corp., (Japan)	72,752
23,927	Umicore S.A., (Belgium)	1,113,371

		7,720,557

	Construction Materials — 0.1%
19,980	CRH plc, (Ireland)	512,201
8,550	Holcim Ltd., (Switzerland) (a)	751,010

		1,263,211

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Containers & Packaging — 0.0% (g)
24,737	Amcor Ltd., (Australia)	243,302

	Metals & Mining — 0.6%
4,900	Agnico-Eagle Mines Ltd., (Canada)	187,633
6,200	Allegheny Technologies, Inc.	279,620
547,860	Alumina Ltd., (Australia) (a)	699,655
9,340	Antofagasta plc, (United Kingdom)	122,017
22,541	BHP Billiton Ltd., (Australia)	768,753
15,560	BHP Billiton plc, (United Kingdom)	505,840
9,640	First Quantum Minerals Ltd., (Canada)	206,162
246,320	Norsk Hydro ASA, (Norway)	1,318,943
6,200	Reliance Steel & Aluminum Co.	457,002
5,493	Rio Tinto Ltd., (Australia)	308,157
6,400	Rio Tinto plc, (United Kingdom)	345,563
24,671	SSAB AB, (Sweden), Class A (a)	228,780
35,100	Teck Resources Ltd., (Canada), Class B	801,333
20,160	ThyssenKrupp AG, (Germany) (a)	586,587

		6,816,045

	Total Materials	16,043,115

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
126,000	Hutchison Telecommunications Hong Kong Holdings Ltd., (Hong Kong)	51,373
11,800	Nippon Telegraph & Telephone Corp., (Japan)	735,469
104,000	Singapore Telecommunications Ltd., (Singapore)	321,432
28,797	Telefonica S.A., (Spain)	494,383
38,034	Telstra Corp., Ltd., (Australia)	186,852
3,100	Verizon Communications, Inc.	151,683
3,850	Ziggo N.V., (Netherlands)	178,049

		2,119,241

	Wireless Telecommunication Services — 0.4%
75,870	America Movil S.A.B. de C.V., (Mexico), Series L, ADR	1,574,303
12,300	SBA Communications Corp., Class A (a)	1,258,290
12,100	SoftBank Corp., (Japan)	901,728
56,100	Vodafone Group plc, (United Kingdom)	187,502
18,300	Vodafone Group plc, (United Kingdom), ADR	611,037

		4,532,860

	Total Telecommunication Services	6,652,101

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.2%
	Electric Utilities — 0.0% (g)
24,806	SSE plc, (United Kingdom)	664,529

	Multi-Utilities — 0.2%
20,634	E.ON SE, (Germany)	425,382
16,954	GDF Suez, (France)	467,109
63,499	National Grid plc, (United Kingdom)	914,183

		1,806,674

	Total Utilities	2,471,203

	Total Common Stocks (Cost $259,003,464)	313,340,269

Exchange Traded Funds — 17.1%
	International Equity — 4.7%
1,762,100	iShares MSCI Japan ETF	21,215,684
523,000	Vanguard FTSE Europe ETF	31,353,850

	Total International Equity	52,569,534

	U.S. Equity — 12.4%
1,799,100	Financial Select Sector SPDR Fund	40,911,534
341,300	iShares Core S&P Mid Cap ETF	48,833,204
254,600	SPDR S&P 500 ETF Trust	49,830,312

	Total U.S. Equity	139,575,050

	Total Exchange Traded Funds (Cost $175,722,506)	192,144,584

Exchange Traded Note — 1.8%
	Alternative Assets — 1.8%
504,878	iPath Dow Jones-UBS Commodity Index Total Return ^ (a) (Cost $19,300,003)	19,912,388

Alternative Investment — 2.7%
	Alternative Investment Fund — 2.7%
266,277	Marshall Wace UCITS Fund plc - MW Developed Europe TOPS Fund, Class F Shares, (Ireland) (a) (Cost $30,000,000)	29,806,994

Investment Companies — 41.8%
	Alternative Assets — 4.9%
3,612,127	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	35,037,634
2,001,783	Prudential Absolute Return Bond Fund, Class Z	19,857,691

	Total Alternative Assets	54,895,325

	Fixed Income — 7.2%
2,351,414	JPMorgan Core Bond Fund, Class R6 Shares (b)	27,582,087
4,252,101	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	35,632,606

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	25

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — continued
	Fixed Income — continued
2,104,003	JPMorgan High Yield Fund, Class R6 Shares (b)	17,168,662

	Total Fixed Income	80,383,355

	International Equity — 18.6%
3,361,447	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	63,733,027
1,602,357	JPMorgan International Value Fund, Class R6 Shares (b)	24,932,671
2,428,216	JPMorgan Intrepid European Fund, Institutional Class Shares (b)	67,310,158
784,228	Matthews Pacific Tiger Fund	21,660,364
767,571	Oppenheimer Developing Markets Fund	30,595,398

	Total International Equity	208,231,618

	Money Market — 3.3%
37,312,169	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) ^	37,312,169

	U.S. Equity — 7.8%
2,940,724	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	87,810,005

	Total Investment Companies (Cost $421,372,245)	468,632,472

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
3,327	Volkswagen AG, (Preference Shares), (Germany)	871,396

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
3,162,802	Rolls-Royce Holdings plc, (United Kingdom) (a) (i)	5,413

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
430,273	Telecom Italia S.p.A., (Italy)	425,619

	Total Preferred Stocks (Cost $1,084,219)	1,302,428

PRINCIPAL AMOUNT($)
Structured Notes — 8.1%
	International Equity — 6.9%
13,200,000	Credit Suisse AG, Return Notes, Linked to the performance of the STOXX Europe 600 Basic Resources Index and the European Union Euro relative to the U.S. Dollar, 02/09/15 (a)	13,503,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	International Equity — continued
16,700,000	Goldman Sachs Group, Inc., Linked to the Performance of the TOPIX Index, 08/26/14 (a)	18,206,507
12,000,000	Goldman Sachs Group, Inc., Linked to the Performance of the TOPIX Index, 07/31/14 (a)	12,950,520
17,800,000	HSBC USA, Inc., Linked to the Performance of the TOPIX Index, 09/23/14 (a)	17,641,580
4,242,400	HSBC USA, Inc., Participation Notes, Linked to the performance of the Dollar Adjusted MSCI Europe Index, 01/13/15 (a)	2,028,716
13,700,000	Morgan Stanley, Delta-One Notes, Linked to the STOXX Europe 600 Basic Resources Index and the European Union Euro relative to the U.S. Dollar, 02/10/15 (a)	13,454,770

		77,785,693

	Alternative Assets — 1.2%
13,000,000	Societe Generale S.A., Single Commodity Index Return Non-Principal Protected Notes, Series 2014-160, Linked to the Dow Jones Commodity Index-3 month Forward, 06/26/15 (a) ^	12,850,500

	Total Structured Notes (Cost $88,500,000)	90,636,193

	Total Investments — 99.6% (Cost $994,982,437)	1,115,775,328
	Other Assets in Excess of Liabilities — 0.4%	4,406,073

	NET ASSETS — 100.0%	$1,120,181,401

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	81.1%
United Kingdom	3.0
Ireland	3.0
France	2.7
Japan	1.6
Germany	1.2
Switzerland	1.1
Netherlands	1.0
Others (each less than 1.0%)	5.3

* Percentages indicated are based on total investments as of June 30, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

ADR	— American Depositary Receipt
CVA	— Dutch Certification
ETF	— Exchange Traded Fund
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts
UCITS	— Undertakings for Collective Investment in Transferable Securities

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2014.

^	— All or a portion of the position is held by the Subsidiary.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements are as follows:

Fund	Fund Value	Percentage
Access Balanced Fund	$111,688,947	8.8%
Access Growth Fund	127,419,132	11.4

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$681,474,513	$754,293,943
Investments in affiliates, at value	592,211,678	361,481,385

Total investment securities, at value	1,273,686,191	1,115,775,328
Foreign currency, at value	525,694	605,837
Receivables:
Investment securities sold	8,867,515	10,727,933
Fund shares sold	290,072	138,708
Interest and dividends from non-affiliates	768,465	989,481
Dividends from affiliates	1,072,992	287,979
Tax reclaims	143,327	153,311

Total Assets	1,285,354,256	1,128,678,577

LIABILITIES:
Payables:
Due to custodian	88,493	9,605
Distributions	4,540,421	3,371,966
Investment securities purchased	3,273,848	3,837,972
Fund shares redeemed	619,870	211,753
Accrued liabilities:
Investment advisory fees	588,268	551,916
Administration fees	90,134	78,676
Shareholder servicing fees	150,065	153,475
Distribution fees	7,881	12,148
Custodian and accounting fees	110,815	100,167
Trustees’ and Chief Compliance Officer’s fees	10,450	10,596
Other	156,177	158,902

Total Liabilities	9,636,422	8,497,176

Net Assets	$1,275,717,834	$1,120,181,401

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

	Access Balanced Fund	Access Growth Fund
NET ASSETS :
Paid-in-Capital	$1,123,762,563	$957,907,849
Accumulated undistributed (distributions in excess of) net investment income	697,931	(392,727)
Accumulated net realized gains (losses)	39,589,504	41,865,812
Net unrealized appreciation (depreciation)	111,667,836	120,800,467

Total Net Assets	$1,275,717,834	$1,120,181,401

Net Assets:
Class A	$3,118,118	$13,138,908
Class C	11,716,644	15,399,069
Institutional Class	816,858,215	542,687,646
Select Class	444,024,857	548,955,778

Total	$1,275,717,834	$1,120,181,401

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	178,265	703,835
Class C	672,143	831,315
Institutional Class	46,688,229	29,033,584
Select Class	25,363,097	29,364,469

Net Asset Value (a):
Class A — Redemption price per share	$17.49	$18.67
Class C — Offering price per share (b)	17.43	18.52
Institutional Class — Offering and redemption price per share	17.50	18.69
Select Class — Offering and redemption price per share	17.51	18.69
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.31	$19.55

Cost of investments in non-affiliates	$608,909,211	$674,814,229
Cost of investments in affiliates	553,116,023	320,168,208
Cost of foreign currency	523,486	603,313

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,331,425	$11,306,649
Dividend income from affiliates	14,546,613	5,891,683
Interest income from non-affiliates	5,625	2,569
Foreign taxes withheld	(215,469)	(244,876)

Total investment income	24,668,194	16,956,025

EXPENSES:
Investment advisory fees	12,222,219	10,258,095
Administration fees	1,026,056	860,966
Distribution fees:
Class A	8,519	31,147
Class C	109,072	129,403
Shareholder servicing fees:
Class A	8,519	31,147
Class C	36,357	43,134
Institutional Class	536,091	353,260
Select Class	1,599,791	1,548,092
Custodian and accounting fees	186,792	171,124
Interest expense to affiliates	2,106	1,095
Professional fees	183,691	180,614
Trustees’ and Chief Compliance Officer’s fees	20,474	19,150
Printing and mailing costs	22,834	20,046
Registration and filing fees	77,086	76,507
Transfer agent fees	16,133	26,290
Other	39,768	36,813

Total expenses	16,095,508	13,786,883

Less amounts waived	(6,275,462)	(4,918,699)
Less earnings credits	(678)	(530)

Net expenses	9,819,368	8,867,654

Net investment income (loss)	14,848,826	8,088,371

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	34,164,527	43,829,918
Investments in affiliates	22,691,216	26,486,650
Foreign currency transactions	(26,718)	(18,424)

Net realized gains (losses)	56,829,025	70,298,144

Distributions of capital gains received from investment company non-affiliates	1,722,497	1,488,715
Distributions of capital gains received from investment company affiliates	7,362,875	5,646,689

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	39,988,012	41,493,480
Investments in affiliates	18,296,097	17,299,918
Foreign currency translations	12,055	13,688

Change in net unrealized appreciation/depreciation	58,296,164	58,807,086

Net realized/unrealized gains (losses)	124,210,561	136,240,634

Change in net assets resulting from operations	$139,059,387	$144,329,005

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,848,826	$13,395,772	$8,088,371	$8,118,047
Net realized gain (loss)	56,829,025	57,613,005	70,298,144	48,563,244
Distributions of capital gains received from investment company non-affiliates	1,722,497	—	1,488,715	—
Distributions of capital gains received from investment company affiliates	7,362,875	2,204,420	5,646,689	2,150,941
Change in net unrealized appreciation/depreciation	58,296,164	13,818,545	58,807,086	32,085,589

Change in net assets resulting from operations	139,059,387	87,031,742	144,329,005	90,917,821

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(34,633)	(45,584)	(100,933)	(75,759)
From net realized gains	(119,450)	—	(505,631)	—
Class C
From net investment income	(86,074)	(95,691)	(63,289)	(68,751)
From net realized gains	(492,014)	—	(687,721)	—
Institutional Class
From net investment income	(9,688,912)	(1,185,007)	(5,193,997)	(558,823)
From net realized gains	(28,215,371)	—	(20,429,511)	—
Select Class
From net investment income	(7,107,253)	(12,200,567)	(5,666,054)	(6,807,447)
From net realized gains	(14,396,446)	—	(18,682,279)	—

Total distributions to shareholders	(60,140,153)	(13,526,849)	(51,329,415)	(7,510,780)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	78,059,608	(30,223,227)	132,402,105	(9,992,876)

NET ASSETS:
Change in net assets	156,978,842	43,281,666	225,401,695	73,414,165
Beginning of period	1,118,738,992	1,075,457,326	894,779,706	821,365,541

End of period	$1,275,717,834	$1,118,738,992	$1,120,181,401	$894,779,706

Accumulated undistributed (distributions in excess of) net investment income	$697,931	$1,435,709	$(392,727)	$1,516,835

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$230,359	$446,734	$2,180,184	$109,509
Distributions reinvested	154,083	45,584	606,564	75,357
Cost of shares redeemed	(1,547,658)	(2,708,973)	(2,326,534)	(2,405,580)

Change in net assets resulting from Class A capital transactions	$(1,163,216)	$(2,216,655)	$460,214	$(2,220,714)

Class C
Proceeds from shares issued	$406,196	$1,346,332	$946,969	$916,182
Distributions reinvested	578,088	95,691	751,010	68,751
Cost of shares redeemed	(9,083,876)	(5,792,698)	(8,324,186)	(11,826,693)

Change in net assets resulting from Class C capital transactions	$(8,099,592)	$(4,350,675)	$(6,626,207)	$(10,841,760)

Institutional Class
Proceeds from shares issued	$771,656,426	$96,544,360	$500,582,375	$65,120,739
Distributions reinvested	15,852	1,136	16,355	628
Cost of shares redeemed	(90,685,467)	(25,570,122)	(59,692,091)	(10,472,016)

Change in net assets resulting from Institutional Class capital transactions	$680,986,811	$70,975,374	$440,906,639	$54,649,351

Select Class
Proceeds from shares issued	$162,822,704	$132,753,777	$217,728,041	$136,202,862
Distributions reinvested	160,078	34,619	559,890	61,810
Cost of shares redeemed	(756,647,177)	(227,419,667)	(520,626,472)	(187,844,425)

Change in net assets resulting from Select Class capital transactions	$(593,664,395)	$(94,631,271)	$(302,338,541)	$(51,579,753)

Total change in net assets resulting from capital transactions	$78,059,608	$(30,223,227)	$132,402,105	$(9,992,876)

SHARE TRANSACTIONS:
Class A
Issued	13,414	27,738	121,750	6,481
Reinvested	9,139	2,829	34,025	4,578
Redeemed	(90,486)	(169,509)	(127,977)	(147,699)

Change in Class A Shares	(67,933)	(138,942)	27,798	(136,640)

Class C
Issued	24,105	82,614	52,875	56,092
Reinvested	34,481	5,972	42,553	4,210
Redeemed	(530,785)	(362,807)	(467,094)	(736,337)

Change in Class C Shares	(472,199)	(274,221)	(371,666)	(676,035)

Institutional Class
Issued	44,439,015	5,897,127	27,152,421	3,835,841
Reinvested	916	70	885	38
Redeemed	(5,294,747)	(1,565,345)	(3,296,218)	(606,673)

Change in Institutional Class Shares	39,145,184	4,331,852	23,857,088	3,229,206

Select Class
Issued	9,564,511	8,110,895	12,082,254	8,086,180
Reinvested	9,480	2,140	31,335	3,737
Redeemed	(43,588,268)	(14,077,196)	(28,283,280)	(11,333,591)

Change in Select Class Shares	(34,014,277)	(5,964,161)	(16,169,691)	(3,243,674)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	33

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Balanced Fund
Class A
Year Ended June 30, 2014	$16.37	$0.15	(h)	$1.79	$1.94	$(0.18)	$(0.64)	$(0.82)	$—
Year Ended June 30, 2013	15.28	0.15	(h)	1.10	1.25	(0.16)	—	(0.16)	—
Year Ended June 30, 2012	16.55	0.17	(h)	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)	—
Year Ended June 30, 2011	14.49	0.22	(h)	2.08	2.30	(0.24)	—	(0.24)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(h)	(0.51)	(0.40)	(0.11)	—	(0.11)	—	(i)

Class C
Year Ended June 30, 2014	16.33	0.06	(h)	1.79	1.85	(0.11)	(0.64)	(0.75)	—
Year Ended June 30, 2013	15.24	0.07	(h)	1.10	1.17	(0.08)	—	(0.08)	—
Year Ended June 30, 2012	16.53	0.10	(h)	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)	—
Year Ended June 30, 2011	14.48	0.14	(h)	2.08	2.22	(0.17)	—	(0.17)	—	(i)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(h)	(1.05)	(1.02)	(0.02)	—	(0.02)	—	(i)

Institutional Class
Year Ended June 30, 2014	16.38	0.28	(h)	1.74	2.02	(0.26)	(0.64)	(0.90)	—
Year Ended June 30, 2013	15.29	0.24	(h)	1.08	1.32	(0.23)	—	(0.23)	—
Year Ended June 30, 2012	16.57	0.24	(h)	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)	—
Year Ended June 30, 2011	14.50	0.29	(h)	2.08	2.37	(0.30)	—	(0.30)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.49)	(0.35)	(0.15)	—	(0.15)	—	(i)

Select Class
Year Ended June 30, 2014	16.38	0.16	(h)	1.83	1.99	(0.22)	(0.64)	(0.86)	—
Year Ended June 30, 2013	15.29	0.20	(h)	1.09	1.29	(0.20)	—	(0.20)	—
Year Ended June 30, 2012	16.57	0.22	(h)	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)	—
Year Ended June 30, 2011	14.50	0.26	(h)	2.09	2.35	(0.28)	—	(0.28)	—	(i)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(h)	(0.51)	(0.37)	(0.13)	—	(0.13)	—	(i)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$17.49	12.08%	$3,118,118	1.13%	0.87%	1.66%	91%
16.37	8.18	4,030,225	1.34	0.93	1.63	85
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83
16.55	15.93	11,975,971	1.36	1.36	1.64	112
14.49	(2.69)	6,976,790	1.28	0.94	1.66	96

17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83
16.53	15.34	24,398,962	1.86	0.88	2.15	112
14.48	(6.56)	13,836,601	1.77	0.44	2.15	96

17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83
16.57	16.43	56,669,731	0.96	1.77	1.24	112
14.50	(2.40)	32,107,551	0.88	1.24	1.26	96

17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83
16.57	16.26	1,188,128,817	1.11	1.62	1.40	112
14.50	(2.51)	972,699,593	1.01	1.20	1.41	96

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	35

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Growth Fund
Class A
Year Ended June 30, 2014	$17.00	$0.09	(h)(i)	$2.49	$2.58	$(0.15)	$(0.76)	$(0.91)	$—
Year Ended June 30, 2013	15.36	0.11	(h)	1.64	1.75	(0.11)	—	(0.11)	—
Year Ended June 30, 2012	17.14	0.14	(h)	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)	—
Year Ended June 30, 2011	14.43	0.12	(h)	2.72	2.84	(0.13)	—	(0.13)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.06	(h)	(0.54)	(0.48)	(0.09)	—	(0.09)	—	(j)

Class C
Year Ended June 30, 2014	16.89	(0.01	)(h)(i)	2.47	2.46	(0.07)	(0.76)	(0.83)	—
Year Ended June 30, 2013	15.29	0.03	(h)	1.62	1.65	(0.05)	—	(0.05)	—
Year Ended June 30, 2012	17.09	0.07	(h)	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)	—
Year Ended June 30, 2011	14.41	0.04	(h)	2.71	2.75	(0.07)	—	(0.07)	—	(j)
January 4, 2010 (l) through June 30, 2010	15.69	—	(h)(j)	(1.27)	(1.27)	(0.01)	—	(0.01)	—	(j)

Institutional Class
Year Ended June 30, 2014	17.02	0.22	(h)(i)	2.43	2.65	(0.22)	(0.76)	(0.98)	—
Year Ended June 30, 2013	15.38	0.21	(h)	1.60	1.81	(0.17)	—	(0.17)	—
Year Ended June 30, 2012	17.16	0.21	(h)	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)	—
Year Ended June 30, 2011	14.44	0.19	(h)	2.72	2.91	(0.19)	—	(0.19)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.09	(h)	(0.53)	(0.44)	(0.12)	—	(0.12)	—	(j)

Select Class
Year Ended June 30, 2014	17.02	0.11	(h)(i)	2.50	2.61	(0.18)	(0.76)	(0.94)	—
Year Ended June 30, 2013	15.38	0.16	(h)	1.63	1.79	(0.15)	—	(0.15)	—
Year Ended June 30, 2012	17.16	0.19	(h)	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)	—
Year Ended June 30, 2011	14.44	0.16	(h)	2.73	2.89	(0.17)	—	(0.17)	—	(j)
September 30, 2009 (k) through June 30, 2010	15.00	0.11	(h)	(0.57)	(0.46)	(0.10)	—	(0.10)	—	(j)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Institutional Class and Select Class Shares and the net investment income (loss) ratio would have been 0.49%, (0.07)%, 1.22%, and 0.59% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of operations.
(l)	Commencement of offering of class of shares.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)(g)

$18.67	15.45%	$13,138,908	1.17%	0.50	%(i)	1.66%	104%
17.00	11.39	11,492,665	1.37	0.69		1.64	85
15.36	(5.94)	12,486,295	1.36	0.92		1.64	82
17.14	19.69	16,385,606	1.36	0.75		1.66	108
14.43	(3.27)	8,538,523	1.31	0.55		1.69	88

18.52	14.84	15,399,069	1.67	(0.06	)(i)	2.16	104
16.89	10.80	20,318,160	1.88	0.16		2.14	85
15.29	(6.33)	28,728,184	1.86	0.43		2.14	82
17.09	19.09	36,338,504	1.86	0.23		2.16	108
14.41	(8.12)	19,365,449	1.80	0.02		2.18	88

18.69	15.89	542,687,646	0.77	1.23	(i)	1.26	104
17.02	11.83	88,098,695	0.93	1.25		1.24	85
15.38	(5.53)	29,951,431	0.95	1.37		1.24	82
17.16	20.20	41,466,055	0.97	1.11		1.25	108
14.44	(2.99)	9,568,910	0.89	0.80		1.30	88

18.69	15.68	548,955,778	0.92	0.59	(i)	1.41	104
17.02	11.66	774,870,186	1.12	0.96		1.39	85
15.38	(5.68)	750,199,631	1.10	1.20		1.39	82
17.16	20.02	881,554,549	1.11	0.98		1.41	108
14.44	(3.09)	568,419,048	1.03	0.93		1.45	88

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Access Balanced Fund is to seek total return.

The investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publically offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Basis for Consolidation for the Funds

JPM Access Balanced Fund Ltd. and JPM Access Growth Fund Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of June 30, 2014, net assets of the Access Balanced Fund were $1,275,717,834 of which $38,535,773, or approximately 3.0%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $1,602,093. As of June 30, 2014, net assets of the Access Growth Fund were $1,120,181,401 of which $33,389,947, or approximately 3.0%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $746,973. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reports amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

See Note 2.C. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$30,955,663	$16,001,261	$—	$46,956,924
Consumer Staples	9,069,082	18,984,916	—	28,053,998
Energy	28,769,549	3,422,287	—	32,191,836
Financials	20,917,034	20,140,324	—	41,057,358
Health Care	17,397,492	13,926,194	—	31,323,686
Industrials	27,938,927	13,503,260	—	41,442,187
Information Technology	24,180,138	6,744,906	—	30,925,044
Materials	5,093,637	8,982,859	—	14,076,496

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Access Balanced Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Telecommunication Services	$3,250,870	$2,590,867	$—	$5,841,737
Utilities	—	2,166,558	—	2,166,558

Total Common Stocks	167,572,392	106,463,432	—	274,035,824

Preferred Stock
Consumer Discretionary	—	778,416	—	778,416
Industrials	—	—	4,751	4,751
Telecommunication Services	—	373,606	—	373,606

Total Preferred Stocks	—	1,152,022	4,751	1,156,773

Exchange Traded Funds	149,998,710	—	—	149,998,710
Exchange Traded Note	24,335,939	—	—	24,335,939
Alternative Investment	—	35,768,392	—	35,768,392
Investment Companies	706,063,842	—	—	706,063,842
Structured Notes	—	82,326,711	—	82,326,711

Total Investments in Securities	$1,047,970,883	$225,710,557	$4,751	$1,273,686,191

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$35,632,055	$18,145,645	$—	$53,777,700
Consumer Staples	10,419,586	21,690,181	—	32,109,767
Energy	33,226,137	3,993,291	—	37,219,428
Financials	24,123,451	22,823,278	—	46,946,729
Health Care	19,882,094	15,810,323	—	35,692,417
Industrials	31,803,469	15,507,042	—	47,310,511
Information Technology	27,483,464	7,633,834	—	35,117,298
Materials	5,770,212	10,272,903	—	16,043,115
Telecommunication Services	3,646,686	3,005,415	—	6,652,101
Utilities	—	2,471,203	—	2,471,203

Total Common Stocks	191,987,154	121,353,115	—	313,340,269

Preferred Stock
Consumer Discretionary	—	871,396	—	871,396
Industrials	—	—	5,413	5,413
Telecommunication Services	—	425,619	—	425,619

Total Preferred Stocks	—	1,297,015	5,413	1,302,428

Exchange Traded Funds	192,144,584	—	—	192,144,584
Exchange Traded Note	19,912,388	—	—	19,912,388
Alternative Investment	—	29,806,994	—	29,806,994
Investment Companies	468,632,472	—	—	468,632,472
Structured Notes	—	90,636,193	—	90,636,193

Total Investments in Securities	$872,676,598	$243,093,317	$5,413	$1,115,775,328

There were no transfers among any levels during the year ended June 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). IIIiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Security Act.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2014:

	Value	Percentage
Access Balanced Fund	$4,751	0.0	%(a)
Access Growth Fund	5,413	0.0	(a)

(a)	Amount rounds to less than 0.1%.

C. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Consolidated Statements of Operations (“CSOPs”). The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

D. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds advised by the Adviser or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
Access Balanced Fund
JPMorgan Core Bond Fund, Class R6 Shares	$96,275,850	$11,000,000	$575,367	$575,368	$3,034,117	9,185,312	$107,743,715
JPMorgan Core Plus Bond Fund, Class R6 Shares	90,506,636	29,500,000	669,288	669,288	4,027,688	14,517,149	121,653,710
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,640,322	18,300,000	36,398,194	(601,806)	246,199	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	24,902,338	20,600,000	296,263	296,263	531,436	2,880,253	54,609,599
JPMorgan High Yield Fund, Class R6 Shares	33,895,099	65,200,000	22,058,822	1,865,752	4,097,435	9,767,778	79,705,065
JPMorgan International Value Fund, Class R6 Shares	18,401,738	11,900,000	12,500,000	893,457	727,940	1,414,405	22,008,138
JPMorgan Intrepid European Fund, Institutional Class Shares	—	61,300,000	—	—	141,764	2,431,759	67,408,366
JPMorgan Large Cap Growth Fund, Class R6 Shares	40,317,601	—	46,773,823	12,384,732	—	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	33,175,643	—	33,344,884	339,739	63,559	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	92,621,565	737,924,603	767,616,709	947	15,887	62,930,406	62,930,406

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	$50,273,522	$20,700,000	$71,383,732	$763,195	$1,274,443	—	$—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	32,447,093	34,400,000	3,662,187	3,662,187	386,145	2,550,324	76,152,679
JPMorgan Value Advantage Fund, Institutional Class Shares	41,463,718	—	45,604,969	9,204,969	—	—	—

	$573,921,125			$30,054,091	$14,546,613		$592,211,678

	For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
Access Growth Fund
JPMorgan Core Bond Fund, Class R6 Shares	$35,544,812	$1,000,000	$9,295,976	$(108,183)	$1,022,123	2,351,414	$27,582,087
JPMorgan Core Plus Bond Fund, Class R6 Shares	31,410,963	3,700,000	235,951	235,950	1,381,933	4,252,101	35,632,606
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	22,791,177	23,500,000	44,329,076	(870,924)	283,917	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	27,071,119	26,200,000	339,684	339,684	609,322	3,361,447	63,733,027
JPMorgan High Yield Fund, Class R6 Shares	6,185,486	20,400,000	10,025,845	411,147	865,864	2,104,003	17,168,662
JPMorgan International Value Fund, Class R6 Shares	21,563,775	13,500,000	15,000,000	1,002,986	842,694	1,602,357	24,932,671
JPMorgan Intrepid European Fund, Institutional Class Shares	—	60,200,000	—	—	163,952	2,428,216	67,310,158
JPMorgan Large Cap Growth Fund, Class R6 Shares	44,835,869	—	52,443,736	12,946,690	—	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	5,790,866	—	5,848,544	80,739	24,225	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	30,683,178	744,811,734	738,183,195	452	10,130	37,312,169	37,312,169
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	12,627,583	8,300,000	21,044,068	351,670	256,595	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	35,779,463	41,500,000	3,953,916	3,953,916	430,928	2,940,724	87,810,005
JPMorgan Value Advantage Fund, Institutional Class Shares	45,520,906	—	50,168,812	13,789,212	—	—	—

	$319,805,197			$32,133,339	$5,891,683		$361,481,385

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the CSOPs. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the CSOPs and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$54,656	$1,330,268	$(1,384,924)
Access Growth Fund	144,280	1,026,340	(1,170,620)

The reclassifications for the Funds relate primarily to investments in regulated investment companies, non-taxable dividends and each Fund’s investment in its Subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser, an indirect, wholly-owned subsidiary of JPMorgan & Co. (“JPMorgan”), is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of each Fund’s average daily net

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

assets. Effective March 1, 2013, the Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by up to 0.25% through October 31, 2015.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the subsidiaries is accrued daily and paid monthly at an annual rate of 1.00% of each subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board of Trustees.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), Manning and Napier Advisors, LLC (“Manning & Napier”), Tamro Capital Partners, LLC (“TAMRO”), TimesSquare Capital Management, LLC (“TimesSquare”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Prior to August 5, 2013 Osterweis Capital Management, LLC (“Osterweis”) and Fiduciary Management (“FMI”) were sub-advisers for the Funds. On August 5, 2013, the Adviser terminated its investment sub-advisory agreements with Osterweis and FMI. Prior to August 25, 2013, Shenkman Capital Management, Inc. (“Shenkman”) was a sub-adviser for the Funds. On August 25, 2013, the Adviser terminated its investment sub-advisory agreement with Shenkman. Effective August 20, 2013 T. Rowe Price became a sub-adviser for the Funds. On August 20, 2014, the Board of Trustees agreed to terminate the investment sub-advisory agreement with TAMRO effective October 20, 2014. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board of Trustees. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the portion of each Fund’s average daily net assets managed by JPMPI.

At June 30, 2014, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	83.1%	78.1%
Capital Guardian	4.3	5.5
Manning & Napier	5.1	6.7
TAMRO	0.9	1.2
TimesSquare	2.3	2.9
T. Rowe Price	4.3	5.6

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$539
Access Growth Fund	487

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the CSOPs.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015.

The Underlying Funds may impose separate investment advisory and a shareholder servicing fees. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Adviser and Distributor have contractually agreed to waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the affiliated Underlying Funds effective June 2, 2014. Prior to June 2, 2014, these Investment Advisory and Shareholder Servicing fees were voluntarily waived. These contractual waivers are in place until at least October 31, 2015.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory
Access Balanced Fund	$3,192,941
Access Growth Fund	2,657,329

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$2,949,607	$130,837	$3,080,444
Access Growth Fund	2,148,728	110,977	2,259,705

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014 were as follows:

Access Balanced Fund	$2,077
Access Growth Fund	1,635

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Access Balanced Fund and Access Growth Fund incurred $2,531 and $2,261, respectively in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$966,786,985	$984,209,303
Access Growth Fund	949,236,188	936,760,826

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,162,147,266	$122,016,168	$10,565,715	$111,450,453
Access Growth Fund	995,567,202	129,394,932	9,271,302	120,123,630

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

The tax character of distributions paid during the year ended June 30, 2014 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$24,403,619	$35,736,534	$60,140,153
Access Growth Fund	20,979,176	30,350,239	51,329,415

The tax character of distributions paid during the year ended June 30, 2013 was as follows:

	Ordinary Income	Total Distributions Paid
Access Balanced Fund	$13,526,849	$13,526,849
Access Growth Fund	7,510,780	7,510,780

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$10,715,266	$34,377,717	$111,414,731
Access Growth Fund	6,240,584	39,418,949	119,994,946

For the Funds, the cumulative timing differences primarily consist of distributions payable and wash sale loss deferrals.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the CSOPs.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets.

By investing in the Subsidiaries, the Funds are indirectly exposed to the risks associated with the Subsidiaries investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging market securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below their NAV (also known as a discount).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	49

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	51

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)

Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

52	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014 and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses

Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,035.20	$5.70	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,032.30	8.21	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Institutional Class
Actual	1,000.00	1,037.20	3.69	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Select Class
Actual	1,000.00	1,036.40	4.49	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Access Growth Fund
Class A
Actual	1,000.00	1,036.90	5.96	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class C
Actual	1,000.00	1,034.00	8.47	1.68
Hypothetical	1,000.00	1,016.46	8.40	1.68
Institutional Class
Actual	1,000.00	1,038.80	3.94	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Select Class
Actual	1,000.00	1,038.10	4.70	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	53

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

54	JPMORGAN ACCESS FUNDS	JUNE 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Access Balanced Fund	73.79%
Access Growth Fund	59.90

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014:

Long-Term Capital Gain Distribution
Access Balanced Fund	$35,736,534
Access Growth Fund	30,350,239

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014:

Qualified Dividend Income Distribution
Access Balanced Fund	$24,403,619
Access Growth Fund	18,229,205

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2014, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
Access Balanced Fund	$1,115,902	$125,727
Access Growth Fund	1,290,563	145,308

JUNE 30, 2014	JPMORGAN ACCESS FUNDS	55

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-ACCESS-614

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2014

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a

12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy through 2013 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than the decline in first-quarter gross domestic product suggested.

Among U.S. equities broadly, growth stocks outperformed value stocks during the twelve months ended June 30, 2014. The Russell 3000 Index returned 25.22%, the Russell 1000 Growth Index 26.92% and the Russell 1000 Value Index returned 23.81% for the period. Mid cap stocks, as measured by the Russell Midcap Index, returned 26.85%, outperforming the Russell 1000 Index and the Russell 2000 Index, which returned 25.35% and 23.64%, respectively.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, each of the Funds was managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.10%
Russell 3000 Index	25.22%

Net Assets as of 6/30/2014 (In Thousands)	$16,613

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index (the “Benchmark”) for the twelve months ended June 30, 2014. The Fund’s security selection in the consumer staples and financials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy and consumer discretionary sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tyson Foods Inc., TripAdvisor Inc. and Ameriprise Financial Inc. Shares of Tyson Foods, a processor of poultry, beef and pork, rose on a solid sales forecast. Shares of TripAdvisor, an online travel company, gained from strong quarterly earnings and the company’s prospects for growth. Shares of Ameriprise, a financial services company, gained from an increase in company sales and a $2.5 billion share repurchase plan.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Cisco Systems Inc. and its underweight position in Facebook Inc. Shares of Gap, an operator of apparel retail chains, fell on a weaker-than-expected earnings forecast. Shares of Cisco, a maker of data networking products and services, declined amid weakness in demand for the company’s products. Shares of Facebook, an online social networking service, rose on the company’s successful efforts to derive advertising revenue from its massive online presence.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.3%
2.	Microsoft Corp.	3.6
3.	Chevron Corp.	2.5
4.	Wells Fargo & Co.	2.2
5.	ConocoPhillips	2.0
6.	Exxon Mobil Corp.	2.0
7.	Hewlett-Packard Co.	1.7
8.	Time Warner, Inc.	1.6
9.	Cisco Systems, Inc.	1.6
10.	Northrop Grumman Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.0%
Financials	16.2
Health Care	14.3
Consumer Discretionary	13.3
Energy	9.5
Industrials	9.2
Consumer Staples	7.6
Telecommunication Services	2.3
Materials	1.6
Utilities	1.5
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		25.78%	19.94%	7.48%
With Sales Charge*		19.16	18.66	6.90
CLASS C SHARES	February 19, 2005
Without CDSC		25.13	19.33	6.97
With CDSC**		24.13	19.33	6.97
SELECT CLASS SHARES	February 28, 2003	26.10	20.24	7.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.56%
Russell 1000 Index	25.35%

Net Assets as of 6/30/2014 (In Thousands)	$2,983,633

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer staples and industrials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary and information technology sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Walgreen Co., McKessson HBOC Inc. and Delta Air Lines Inc. Shares of Walgreen, a retail drug store chain, strengthened after the company issued a revenue forecast that was above analysts’ estimates. Shares of McKesson, a provider of health care technology services, gained from solid quarterly results. Shares of Delta Air Lines rose on improved travel demand and strong capacity discipline and utilization.

Individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Pfizer Inc. and Symantec Corp. Shares of Apple, a maker of personal computers and mobile devices, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of Pfizer, a maker of drugs and consumer health products, fell following the company’s failed takeover bid for AstraZeneca Ltd. Shares of Symantec, a maker of data security and storage technology, weakened on news that Beijing may ban the sale of the company’s products in China.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.4%
2.	Microsoft Corp.	3.2
3.	Pfizer, Inc.	2.7
4.	ConocoPhillips	2.6
5.	National Oilwell Varco, Inc.	2.2
6.	Hewlett-Packard Co.	2.2
7.	WellPoint, Inc.	2.1
8.	McKesson Corp.	2.1
9.	Archer-Daniels-Midland Co.	2.1
10.	Viacom, Inc., Class B	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.6%
Financials	13.8
Health Care	13.3
Consumer Discretionary	11.7
Industrials	10.4
Energy	10.3
Consumer Staples	9.4
Utilities	3.5
Materials	3.3
Telecommunication Services	2.3
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		26.26%	19.15%	8.15%
With Sales Charge*		19.62	17.87	7.57
CLASS C SHARES	February 19, 2005
Without CDSC		25.62	18.56	7.64
With CDSC**		24.62	18.56	7.64
CLASS R2 SHARES	November 3, 2008	25.93	18.86	8.00
CLASS R5 SHARES	May 15, 2006	26.84	19.70	8.58
SELECT CLASS SHARES	February 28, 2003	26.56	19.46	8.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index and the Lipper Large-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.00%
Russell 1000 Growth Index	26.92%

Net Assets as of 6/30/2014 (In Thousands)	$776,182

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer staples and industrials sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy and health care sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in IBM Corp. and its overweight positions in Delta Air Lines Inc. and Walgreen Co. Shares of IBM, an information technology infrastructure and services company, fell after the company reported weaker-than-expected revenue. Shares of Delta Air Lines rose on overall improvement in the airline sector. Shares of Walgreen, a retail drug store chain, strengthened after the company issued a revenue forecast that was above estimates.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Facebook Inc. and its overweight position in Symantec Corp. Shares of Apple, a maker of personal computers and mobile devices, performed strongly on similar to earnings and revenue, driven by sales of its iPhone products. Shares of Facebook, an online social networking service, gained on the company’s successful efforts at garnering advertising revenue from its huge online presence. Shares of Symantec, a maker of data security and storage technology, weakened on news that Beijing may ban the sale of the company’s products in China.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	3.5
3.	Oracle Corp.	3.3
4.	Gilead Sciences, Inc.	2.7
5.	Priceline Group, Inc. (The)	2.4
6.	Viacom, Inc., Class B	2.3
7.	Boeing Co. (The)	2.3
8.	McKesson Corp.	2.2
9.	Home Depot, Inc. (The)	2.2
10.	Amgen, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.6%
Consumer Discretionary	18.7
Health Care	12.7
Industrials	11.9
Consumer Staples	11.3
Energy	5.5
Materials	4.0
Financials	3.8
Telecommunication Services	2.1
Others (each less than 1.0%)	0.4
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		26.68%	19.22%	8.17%
With Sales Charge*		20.01	17.95	7.59
CLASS C SHARES	February 19, 2005
Without CDSC		26.05	18.64	7.66
With CDSC**		25.05	18.64	7.66
CLASS R2 SHARES	November 3, 2008	26.37	18.94	8.01
CLASS R5 SHARES	May 15, 2006	27.23	19.76	8.59
SELECT CLASS SHARES	February 28, 2003	27.00	19.53	8.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005 . During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	29.55%
Russell Midcap Index	26.85%

Net Assets as of 6/30/2014 (In Thousands)	$596,895

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the energy and semiconductor sectors was the leading contributor to performance relative to the Benchmark, while security selection in the real estate investment trust sector and the industrial cyclical sector was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Liberty Interactive Corp. (Ventures Group), Southwest Airlines Co. and Micron Technology Inc. Shares of Liberty Interactive, a holding company engaged in video and online commerce, gained from positive quarterly results and strong industry fundamentals. Shares of Southwest Air rose on overall improvement in travel demand, and discipline in capacity and utilization. Shares of Micron Technology, a maker of semiconductors used in personal computers and mobile devices, strengthened on an increase in sales and solid earnings results.

Leading individual detractors from relative performance included the Fund’s overweight positions in Best Buy Inc., Bunge Ltd. and Aecom Technology Corp. Shares of Best Buy, an electronics retail chain, traded lower on a decline in both quarterly sales and in sales for stores open one year or more. Shares of Bunge, a global agriculture and food business, fell on losses in the company’s grain trading and distribution business. Shares of Aecom, a provider of technical and management support services, declined after the company forecast weaker-than-expected earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Manpowergroup, Inc.	2.0%
2.	EQT Corp.	1.9
3.	Macy’s, Inc.	1.8
4.	Huntington Ingalls Industries, Inc.	1.8
5.	Bunge Ltd.	1.8
6.	Western Digital Corp.	1.7
7.	Foot Locker, Inc.	1.6
8.	Discover Financial Services	1.6
9.	AECOM Technology Corp.	1.5
10.	Lorillard, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.4%
Information Technology	16.8
Industrials	16.8
Consumer Discretionary	10.3
Health Care	10.2
Consumer Staples	7.5
Energy	5.8
Utilities	5.8
Materials	5.1
Telecommunication Services	1.5
U.S. Treasury Obligation	0.2
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		29.30%	21.19%	9.70%
With Sales Charge*		22.52	19.89	9.11
CLASS B SHARES	September 23, 1996
Without CDSC		28.47	20.42	9.14
With CDSC**		23.47	20.23	9.14
CLASS C SHARES	March 22, 1999
Without CDSC		28.43	20.41	9.01
With CDSC***		27.43	20.41	9.01
SELECT CLASS SHARES	June 1, 1991	29.55	21.50	9.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.31%
Russell 1000 Value Index	23.81%

Net Assets as of 6/30/2014 (In Thousands)	$1,465,613

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the industrials and consumer staples sectors was the leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary and telecommunication services sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Questcor Pharmaceuticals Inc., SanDisk Corp. and McKesson HBOC Inc. Shares of Questcor, a drug maker focused on autoimmune and inflammatory disorders that was not held in the Benchmark, gained from the planned $6.5 billion acquisition by Mallinckrodt PLC. Shares of SanDisk, a maker of data storage technology, rose on strong margins and the potential benefits of the company’s planned acquisition of Fusion-io. Shares of McKesson, a provider of health care technology services not held in the Benchmark, gained from solid quarterly results.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and overweight positions in Pfizer Inc. and Citigroup Inc. Shares of Apple, a maker of personal computers and mobile devices, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of Pfizer, a maker of drugs and consumer health care products, traded lower following its failed acquisition of AstraZeneca PLC. Shares of Citigroup, a financial services company, slumped amid unresolved regulatory issues that involved large potential penalties.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Pfizer, Inc.	3.5
3.	Chevron Corp.	2.9
4.	Hewlett-Packard Co.	2.6
5.	ConocoPhillips	2.6
6.	National Oilwell Varco, Inc.	2.4
7.	Bank of America Corp.	2.3
8.	Citigroup, Inc.	2.2
9.	Archer-Daniels-Midland Co.	2.2
10.	Northrop Grumman Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.7%
Health Care	13.5
Energy	13.4
Industrials	10.3
Information Technology	9.3
Consumer Discretionary	7.4
Consumer Staples	6.3
Utilities	5.9
Materials	3.2
Telecommunication Services	1.7
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		26.17%	19.15%	8.70%
With Sales Charge*		19.54	17.88	8.12
CLASS C SHARES	February 19, 2005
Without CDSC		25.50	18.56	8.19
With CDSC**		24.50	18.56	8.19
CLASS R2 SHARES	November 3, 2008	25.85	18.86	8.55
CLASS R5 SHARES	May 15, 2006	26.60	19.60	9.09
CLASS R6 SHARES	November 30, 2010	26.66	19.64	9.11
SELECT CLASS SHARES	February 28, 2003	26.31	19.37	8.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000

Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
		Consumer Discretionary — 13.3%
		Auto Components — 1.1%
3		Delphi Automotive plc, (United Kingdom)	179

		Automobiles — 0.6%
3		General Motors Co.	101

		Hotels, Restaurants & Leisure — 1.3%
2		Six Flags Entertainment Corp.	105
1		Wynn Resorts Ltd.	104

			209

		Household Durables — 0.5%
1		Garmin Ltd., (Switzerland)	84

		Internet & Catalog Retail — 2.3%
—	(h)	Priceline Group, Inc. (The) (a)	156
2		TripAdvisor, Inc. (a)	231

			387

		Media — 3.9%
1		Comcast Corp., Class A	62
3		Starz, Series A (a)	93
4		Time Warner, Inc.	272
3		Viacom, Inc., Class B	223

			650

		Multiline Retail — 0.5%
2		Kohl’s Corp.	87

		Specialty Retail — 3.1%
7		Best Buy Co., Inc.	211
3		Home Depot, Inc. (The)	241
1		Lowe’s Cos., Inc.	65

			517

		Total Consumer Discretionary	2,214

		Consumer Staples — 7.6%
		Beverages — 2.2%
1		Constellation Brands, Inc., Class A (a)	121
1		Molson Coors Brewing Co., Class B	87
2		PepsiCo, Inc.	159

			367

		Food & Staples Retailing — 0.8%
2		Walgreen Co.	137

		Food Products — 2.4%
2		Archer-Daniels-Midland Co.	78
2		Ingredion, Inc.	155
1		Mead Johnson Nutrition Co.	91
2		Tyson Foods, Inc., Class A	67

			391

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 1.2%
2		Energizer Holdings, Inc.	207

		Tobacco — 1.0%
3		Lorillard, Inc.	162

		Total Consumer Staples	1,264

		Energy — 9.5%
		Oil, Gas & Consumable Fuels — 9.5%
1		Anadarko Petroleum Corp.	93
3		Chevron Corp.	421
4		ConocoPhillips	326
3		Exxon Mobil Corp.	325
2		Occidental Petroleum Corp.	215
6		Peabody Energy Corp.	93
1		Phillips 66	103

		Total Energy	1,576

		Financials — 16.2%
		Banks — 6.9%
13		Bank of America Corp.	199
5		Citigroup, Inc.	224
5		Fifth Third Bancorp	114
8		KeyCorp	119
3		SunTrust Banks, Inc.	115
7		Wells Fargo & Co.	373

			1,144

		Capital Markets — 2.2%
2		Ameriprise Financial, Inc.	210
—	(h)	Goldman Sachs Group, Inc. (The)	42
4		Morgan Stanley	122

			374

		Consumer Finance — 2.6%
2		Capital One Financial Corp.	192
3		Discover Financial Services	191
1		Nelnet, Inc., Class A	54

			437

		Insurance — 3.1%
2		American International Group, Inc.	95
4		CNO Financial Group, Inc.	77
4		Hartford Financial Services Group, Inc. (The)	151
2		Prudential Financial, Inc.	193

			516

		Real Estate Investment Trusts (REITs) — 1.1%
6		RLJ Lodging Trust	178

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.3%
1	CBRE Group, Inc., Class A (a)	42

	Total Financials	2,691

	Health Care — 14.3%
	Biotechnology — 3.1%
1	Amgen, Inc.	145
3	Gilead Sciences, Inc. (a)	224
1	Vertex Pharmaceuticals, Inc. (a)	140

		509

	Health Care Equipment & Supplies — 4.2%
15	Boston Scientific Corp. (a)	185
3	CareFusion Corp. (a)	112
1	Covidien plc, (Ireland)	122
2	Medtronic, Inc.	118
2	Stryker Corp.	156

		693

	Health Care Providers & Services — 4.0%
1	Cardinal Health, Inc.	77
3	Cigna Corp.	248
1	McKesson Corp.	189
1	WellPoint, Inc.	151

		665

	Life Sciences Tools & Services — 0.6%
2	Quintiles Transnational Holdings, Inc. (a)	101

	Pharmaceuticals — 2.4%
3	Merck & Co., Inc.	181
8	Pfizer, Inc.	225

		406

	Total Health Care	2,374

	Industrials — 9.2%
	Aerospace & Defense — 3.2%
1	Boeing Co. (The)	63
1	General Dynamics Corp.	140
1	Honeywell International, Inc.	56
2	Northrop Grumman Corp.	269

		528

	Airlines — 1.3%
2	Delta Air Lines, Inc.	68
4	Southwest Airlines Co.	105
1	United Continental Holdings, Inc. (a)	38

		211

	Construction & Engineering — 1.8%
5	AECOM Technology Corp. (a)	150

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — continued
1		Chicago Bridge & Iron Co. N.V., (Netherlands)	94
1		Fluor Corp.	63

			307

		Machinery — 2.7%
1		Caterpillar, Inc.	82
2		Ingersoll-Rand plc	144
1		Parker Hannifin Corp.	94
3		Terex Corp.	129

			449

		Professional Services — 0.2%
—	(h)	Manpowergroup, Inc.	40

		Total Industrials	1,535

		Information Technology — 21.0%
		Communications Equipment — 3.1%
11		Cisco Systems, Inc.	271
1		Harris Corp.	59
2		QUALCOMM, Inc.	190

			520

		Internet Software & Services — 2.7%
—	(h)	Google, Inc., Class A (a)	80
—	(h)	Google, Inc., Class C (a)	179
5		Yahoo!, Inc. (a)	181

			440

		IT Services — 0.1%
1		CSG Systems International, Inc.	20

		Semiconductors & Semiconductor Equipment — 2.5%
4		Broadcom Corp., Class A	158
2		KLA-Tencor Corp.	160
1		Lam Research Corp.	91

			409

		Software — 5.9%
14		Microsoft Corp.	594
4		Oracle Corp.	173
4		Rovi Corp. (a)	98
5		Symantec Corp.	119

			984

		Technology Hardware, Storage & Peripherals — 6.7%
8		Apple, Inc.	712
8		Hewlett-Packard Co.	277
1		SanDisk Corp.	123

			1,112

		Total Information Technology	3,485

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 1.7%
	Chemicals — 0.7%
2	Dow Chemical Co. (The)	103

	Containers & Packaging — 0.6%
2	Crown Holdings, Inc. (a)	102

	Paper & Forest Products — 0.4%
5	Louisiana-Pacific Corp. (a)	69

	Total Materials	274

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
5	AT&T, Inc.	195
5	CenturyLink, Inc.	183

	Total Telecommunication Services	378

	Utilities — 1.5%
	Gas Utilities — 0.8%
3	UGI Corp.	135

	Independent Power & Renewable Electricity Producers — 0.7%
8	AES Corp.	118

	Total Utilities	253

	Total Common Stocks (Cost $11,649)	16,044

Short-Term Investment — 3.5%
	Investment Company — 3.5%
578	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $578)	578

	Total Investments — 100.1% (Cost $12,227)	16,622
	Liabilities in Excess of Other Assets — (0.1)%	(9)

	NET ASSETS — 100.0%	$16,613

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 11.7%
	Auto Components — 0.8%
326	Delphi Automotive plc, (United Kingdom)	22,389

	Diversified Consumer Services — 1.7%
732	Apollo Education Group, Inc. (a)	22,881
20	Graham Holdings Co., Class B	14,506
396	H&R Block, Inc.	13,264

		50,651

	Hotels, Restaurants & Leisure — 0.4%
410	Burger King Worldwide, Inc.	11,168

	Household Durables — 1.1%
217	Jarden Corp. (a)	12,870
465	PulteGroup, Inc.	9,371
77	Whirlpool Corp.	10,664

		32,905

	Internet & Catalog Retail — 1.6%
41	Priceline Group, Inc. (The) (a)	48,721

	Media — 3.2%
141	Starz, Series A (a)	4,212
164	Time Warner Cable, Inc.	24,098
68	Time Warner, Inc.	4,791
9	Time, Inc. (a)	207
711	Viacom, Inc., Class B	61,639

		94,947

	Multiline Retail — 1.2%
127	Dillard’s, Inc., Class A	14,763
366	Macy’s, Inc.	21,241

		36,004

	Specialty Retail — 1.2%
177	Best Buy Co., Inc.	5,501
321	GameStop Corp., Class A	13,003
380	Lowe’s Cos., Inc.	18,251

		36,755

	Textiles, Apparel & Luxury Goods — 0.5%
152	Hanesbrands, Inc.	15,002

	Total Consumer Discretionary	348,542

	Consumer Staples — 9.4%
	Beverages — 0.3%
110	Molson Coors Brewing Co., Class B	8,165

	Food & Staples Retailing — 2.0%
152	CVS Caremark Corp.	11,426
561	Kroger Co. (The)	27,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
285	Walgreen Co.	21,149

		60,325

	Food Products — 3.9%
1,401	Archer-Daniels-Midland Co.	61,794
163	Bunge Ltd.	12,314
113	Ingredion, Inc.	8,442
839	Pilgrim’s Pride Corp. (a)	22,941
322	Tyson Foods, Inc., Class A	12,081

		117,572

	Household Products — 0.9%
192	Energizer Holdings, Inc.	23,466
52	Spectrum Brands Holdings, Inc.	4,474

		27,940

	Personal Products — 1.1%
348	Herbalife Ltd.	22,460
118	Nu Skin Enterprises, Inc., Class A	8,727

		31,187

	Tobacco — 1.2%
282	Altria Group, Inc.	11,810
390	Lorillard, Inc.	23,748

		35,558

	Total Consumer Staples	280,747

	Energy — 10.4%
	Energy Equipment & Services — 5.0%
334	Baker Hughes, Inc.	24,852
267	Halliburton Co.	18,924
811	National Oilwell Varco, Inc.	66,745
754	Patterson-UTI Energy, Inc.	26,327
102	Schlumberger Ltd.	12,007

		148,855

	Oil, Gas & Consumable Fuels — 5.4%
57	Chevron Corp.	7,441
920	ConocoPhillips	78,872
240	Marathon Petroleum Corp.	18,745
557	Phillips 66	44,767
173	Tesoro Corp.	10,138

		159,963

	Total Energy	308,818

	Financials — 13.8%
	Banks — 5.5%
1,080	Fifth Third Bancorp	23,060
762	KeyCorp	10,925

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
320	PNC Financial Services Group, Inc. (The)	28,452
1,935	Wells Fargo & Co.	101,690

		164,127

	Capital Markets — 0.8%
212	Ameriprise Financial, Inc.	25,440

	Consumer Finance — 1.7%
804	Discover Financial Services	49,801

	Insurance — 3.8%
601	Allstate Corp. (The)	35,308
180	Aspen Insurance Holdings Ltd., (Bermuda)	8,175
616	CNO Financial Group, Inc.	10,965
116	Everest Re Group Ltd., (Bermuda)	18,665
248	Lincoln National Corp.	12,752
4	Protective Life Corp.	243
60	Prudential Financial, Inc.	5,291
220	Travelers Cos., Inc. (The)	20,658

		112,057

	Real Estate Investment Trusts (REITs) — 1.9%
231	American Tower Corp.	20,794
231	Extra Space Storage, Inc.	12,296
243	Geo Group, Inc. (The)	8,679
117	Hospitality Properties Trust	3,569
411	RLJ Lodging Trust	11,885

		57,223

	Thrifts & Mortgage Finance — 0.1%
166	Washington Federal, Inc.	3,726

	Total Financials	412,374

	Health Care — 13.3%
	Biotechnology — 3.1%
427	Amgen, Inc.	50,544
237	United Therapeutics Corp. (a)	20,954
240	Vertex Pharmaceuticals, Inc. (a)	22,695

		94,193

	Health Care Equipment & Supplies — 2.2%
122	CareFusion Corp. (a)	5,424
945	Medtronic, Inc.	60,228

		65,652

	Health Care Providers & Services — 4.6%
240	Health Net, Inc. (a)	9,961
341	McKesson Corp.	63,572
594	WellPoint, Inc.	63,964

		137,497

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — 3.4%
241		Merck & Co., Inc.	13,919
2,738		Pfizer, Inc.	81,271
46		Salix Pharmaceuticals Ltd. (a)	5,711

			100,901

		Total Health Care	398,243

		Industrials — 10.4%
		Aerospace & Defense — 5.7%
425		Boeing Co. (The)	54,047
150		Honeywell International, Inc.	13,961
43		Huntington Ingalls Industries, Inc.	4,020
490		Northrop Grumman Corp.	58,667
423		Raytheon Co.	39,050

			169,745

		Airlines — 2.3%
143		Alaska Air Group, Inc.	13,545
1,067		Delta Air Lines, Inc.	41,318
552		Southwest Airlines Co.	14,837

			69,700

		Building Products — 0.0% (g)
—	(h)	Allegion plc, (Ireland)	—	(h)

		Commercial Services & Supplies — 0.9%
468		Pitney Bowes, Inc.	12,923
765		R.R. Donnelley & Sons Co.	12,978

			25,901

		Construction & Engineering — 0.4%
336		AECOM Technology Corp. (a)	10,826

		Industrial Conglomerates — 0.1%
54		Danaher Corp.	4,267

		Machinery — 1.0%
147		IDEX Corp.	11,828
76		Parker Hannifin Corp.	9,530
89		SPX Corp.	9,631

			30,989

		Total Industrials	311,428

		Information Technology — 19.7%
		Communications Equipment — 0.6%
1,819		Brocade Communications Systems, Inc.	16,737

		Internet Software & Services — 2.0%
400		VeriSign, Inc. (a)	19,524
1,140		Yahoo!, Inc. (a)	40,045

			59,569

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — 2.7%
244	Amdocs Ltd.	11,323
210	Computer Sciences Corp.	13,285
104	MasterCard, Inc., Class A	7,656
227	Visa, Inc., Class A	47,894

		80,158

	Semiconductors & Semiconductor Equipment — 2.1%
20	Broadcom Corp., Class A	757
335	KLA-Tencor Corp.	24,298
315	Lam Research Corp.	21,288
790	Marvell Technology Group Ltd., (Bermuda)	11,326
303	NVIDIA Corp.	5,612

		63,281

	Software — 6.1%
1,086	Activision Blizzard, Inc.	24,211
276	CA, Inc.	7,938
2,269	Microsoft Corp.	94,634
1,379	Oracle Corp.	55,907

		182,690

	Technology Hardware, Storage & Peripherals — 6.2%
490	Apple, Inc.	45,563
1,958	Hewlett-Packard Co.	65,959
463	Lexmark International, Inc., Class A	22,279
253	SanDisk Corp.	26,368
264	Western Digital Corp.	24,386

		184,555

	Total Information Technology	586,990

	Materials — 3.4%
	Chemicals — 2.6%
261	LyondellBasell Industries N.V., Class A	25,448
248	PPG Industries, Inc.	52,146

		77,594

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
662	Sealed Air Corp.	22,610

	Total Materials	100,204

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.3%
781	AT&T, Inc.	27,599
209	CenturyLink, Inc.	7,581
1,528	Frontier Communications Corp.	8,925
480	Verizon Communications, Inc.	23,496

	Total Telecommunication Services	67,601

	Utilities — 3.5%
	Electric Utilities — 0.9%
315	Entergy Corp.	25,826

	Gas Utilities — 1.1%
198	AGL Resources, Inc.	10,917
433	UGI Corp.	21,856

		32,773

	Independent Power & Renewable Electricity Producers — 1.5%
1,411	AES Corp.	21,935
709	Dynegy, Inc. (a)	24,687

		46,622

	Total Utilities	105,221

	Total Common Stocks (Cost $2,206,517)	2,920,168

Short-Term Investment — 2.4%
	Investment Company — 2.4%
71,246	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $71,246)	71,246

	Total Investments — 100.3% (Cost $2,277,763)	2,991,414
	Liabilities in Excess of Other Assets — (0.3)%	(7,781)

	NET ASSETS — 100.0%	$2,983,633

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
613	E-mini S&P 500	09/19/14	$59,841	$483

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 18.8%
	Auto Components — 0.6%
63	Delphi Automotive plc, (United Kingdom)	4,310

	Diversified Consumer Services — 1.4%
62	Apollo Education Group, Inc. (a)	1,925
8	Graham Holdings Co., Class B	5,960
93	H&R Block, Inc.	3,104

		10,989

	Hotels, Restaurants & Leisure — 2.1%
86	Bally Technologies, Inc. (a)	5,659
54	Burger King Worldwide, Inc.	1,475
4	Chipotle Mexican Grill, Inc. (a)	2,607
53	MGM Resorts International (a)	1,402
27	Wynn Resorts Ltd.	5,500

		16,643

	Household Durables — 1.2%
9	Harman International Industries, Inc.	913
56	Jarden Corp. (a)	3,341
123	PulteGroup, Inc.	2,470
16	Whirlpool Corp.	2,214

		8,938

	Internet & Catalog Retail — 2.6%
15	Priceline Group, Inc. (The) (a)	18,406
15	TripAdvisor, Inc. (a)	1,673

		20,079

	Media — 5.1%
107	DIRECTV (a)	9,062
86	DISH Network Corp., Class A (a)	5,604
176	Starz, Series A (a)	5,228
13	Time Warner Cable, Inc.	1,841
207	Viacom, Inc., Class B	17,927

		39,662

	Multiline Retail — 1.7%
48	Dillard’s, Inc., Class A	5,574
26	Kohl’s Corp.	1,349
108	Macy’s, Inc.	6,283

		13,206

	Specialty Retail — 2.8%
74	Best Buy Co., Inc.	2,304
211	Home Depot, Inc. (The)	17,115
56	Lowe’s Cos., Inc.	2,683

		22,102

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.3%
38	Deckers Outdoor Corp. (a)	3,263
71	Hanesbrands, Inc.	6,940

		10,203

	Total Consumer Discretionary	146,132

	Consumer Staples — 11.4%
	Beverages — 2.2%
101	Coca-Cola Co. (The)	4,291
51	Molson Coors Brewing Co., Class B	3,789
105	PepsiCo, Inc.	9,390

		17,470

	Food & Staples Retailing — 2.2%
216	Kroger Co. (The)	10,677
84	Walgreen Co.	6,234

		16,911

	Food Products — 3.6%
334	Archer-Daniels-Midland Co.	14,711
46	Bunge Ltd.	3,487
233	Pilgrim’s Pride Corp. (a)	6,361
88	Tyson Foods, Inc., Class A	3,285

		27,844

	Household Products — 0.5%
32	Energizer Holdings, Inc.	3,942

	Personal Products — 1.1%
95	Herbalife Ltd.	6,125
31	Nu Skin Enterprises, Inc., Class A	2,270

		8,395

	Tobacco — 1.8%
326	Altria Group, Inc.	13,652

	Total Consumer Staples	88,214

	Energy — 5.6%
	Energy Equipment & Services — 2.6%
154	Baker Hughes, Inc.	11,450
189	Patterson-UTI Energy, Inc.	6,586
15	Schlumberger Ltd.	1,758

		19,794

	Oil, Gas & Consumable Fuels — 3.0%
49	ConocoPhillips	4,175
355	Kosmos Energy Ltd., (Bermuda) (a)	3,991
24	Marathon Petroleum Corp.	1,889
133	Phillips 66	10,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
47	Tesoro Corp.	2,746

		23,482

	Total Energy	43,276

	Financials — 3.8%
	Consumer Finance — 1.7%
205	Discover Financial Services	12,718

	Insurance — 0.2%
11	Assurant, Inc.	747
26	Validus Holdings Ltd., (Bermuda)	1,010

		1,757

	Real Estate Investment Trusts (REITs) — 1.9%
128	American Tower Corp.	11,518
65	Extra Space Storage, Inc.	3,472

		14,990

	Total Financials	29,465

	Health Care — 12.8%
	Biotechnology — 6.7%
10	Alexion Pharmaceuticals, Inc. (a)	1,609
143	Amgen, Inc.	16,903
255	Gilead Sciences, Inc. (a)	21,126
63	United Therapeutics Corp. (a)	5,548
71	Vertex Pharmaceuticals, Inc. (a)	6,713

		51,899

	Health Care Equipment & Supplies — 0.8%
14	Align Technology, Inc. (a)	757
82	Medtronic, Inc.	5,228

		5,985

	Health Care Providers & Services — 3.9%
44	Cardinal Health, Inc.	3,003
55	Health Net, Inc. (a)	2,304
94	McKesson Corp.	17,448
71	WellPoint, Inc.	7,619

		30,374

	Pharmaceuticals — 1.4%
333	Pfizer, Inc.	9,874
12	Salix Pharmaceuticals Ltd. (a)	1,524

		11,398

	Total Health Care	99,656

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.0%
	Aerospace & Defense — 5.3%
141	Boeing Co. (The)	17,876
10	Huntington Ingalls Industries, Inc.	908
128	Northrop Grumman Corp.	15,348
79	Raytheon Co.	7,297

		41,429

	Air Freight & Logistics — 0.5%
35	United Parcel Service, Inc., Class B	3,583

	Airlines — 2.8%
37	Alaska Air Group, Inc. (m)	3,526
308	Delta Air Lines, Inc.	11,938
242	Southwest Airlines Co.	6,489

		21,953

	Commercial Services & Supplies — 1.1%
219	Pitney Bowes, Inc.	6,049
161	R.R. Donnelley & Sons Co.	2,729

		8,778

	Construction & Engineering — 0.1%
32	AECOM Technology Corp. (a) (m)	1,034

	Industrial Conglomerates — 0.5%
44	Danaher Corp.	3,440

	Machinery — 1.7%
42	IDEX Corp.	3,375
73	Ingersoll-Rand plc	4,582
41	Parker Hannifin Corp.	5,142

		13,099

	Total Industrials	93,316

	Information Technology — 27.8%
	Communications Equipment — 0.9%
658	Brocade Communications Systems, Inc.	6,054
17	QUALCOMM, Inc.	1,354

		7,408

	Internet Software & Services — 4.8%
12	Google, Inc., Class A (a)	6,841
13	Google, Inc., Class C (a)	7,536
57	IAC/InterActiveCorp	3,974
106	VeriSign, Inc. (a)	5,179
385	Yahoo!, Inc. (a)	13,535

		37,065

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — 3.3%
13	Alliance Data Systems Corp. (a)	3,727
69	Amdocs Ltd.	3,188
25	Computer Sciences Corp.	1,580
16	Syntel, Inc. (a)	1,332
75	Visa, Inc., Class A	15,719

		25,546

	Semiconductors & Semiconductor Equipment — 2.3%
18	Broadcom Corp., Class A	664
24	KLA-Tencor Corp.	1,751
88	Lam Research Corp.	5,960
198	NVIDIA Corp.	3,662
129	Skyworks Solutions, Inc.	6,044

		18,081

	Software — 9.9%
405	Activision Blizzard, Inc. (m)	9,031
770	Microsoft Corp.	32,094
630	Oracle Corp.	25,530
134	Rovi Corp. (a)	3,211
68	VMware, Inc., Class A (a)	6,622

		76,488

	Technology Hardware, Storage & Peripherals — 6.6%
294	Apple, Inc.	27,279
330	Hewlett-Packard Co.	11,118
60	SanDisk Corp.	6,297
71	Western Digital Corp.	6,572

		51,266

	Total Information Technology	215,854

	Materials — 4.0%
	Chemicals — 2.9%
133	LyondellBasell Industries N.V., Class A	12,968
44	PPG Industries, Inc.	9,327

		22,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
180	Sealed Air Corp.	6,161

	Metals & Mining — 0.3%
65	Worthington Industries, Inc.	2,793

	Total Materials	31,249

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
250	AT&T, Inc. (m)	8,822
74	CenturyLink, Inc.	2,694
107	Level 3 Communications, Inc. (a)	4,677

	Total Telecommunication Services	16,193

	Utilities — 0.4%
	Independent Power & Renewable Electricity Producers — 0.4%
90	Dynegy, Inc. (a)	3,132

	Total Common Stocks (Cost $550,593)	766,487

Short-Term Investment — 2.0%
	Investment Company — 2.0%
15,497	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $15,497)	15,497

	Total Investments — 100.7% (Cost $566,090)	781,984
	Liabilities in Excess of Other Assets — (0.7)%	(5,802)

	NET ASSETS — 100.0%	$776,182

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
95	E-mini S&P 500	09/19/14	$9,274	$91

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.9%
	Consumer Discretionary — 10.3%
	Auto Components — 1.8%
98	Goodyear Tire & Rubber Co. (The)	2,725
89	Lear Corp.	7,968

		10,693

	Distributors — 0.1%
2	Genuine Parts Co.	211

	Hotels, Restaurants & Leisure — 0.2%
20	Brinker International, Inc.	983
1	Wynn Resorts Ltd.	270

		1,253

	Household Durables — 0.4%
42	Jarden Corp. (a)	2,510

	Internet & Catalog Retail — 1.4%
115	Liberty Ventures, Series A (a)	8,450

	Media — 0.5%
21	CBS Outdoor Americas, Inc.	696
80	Markit Ltd., (United Kingdom) (a)	2,156

		2,852

	Multiline Retail — 1.8%
189	Macy’s, Inc.	10,954

	Specialty Retail — 3.8%
19	Advance Auto Parts, Inc. (m)	2,550
262	Best Buy Co., Inc.	8,112
193	Foot Locker, Inc.	9,784
26	Gap, Inc. (The)	1,089
37	Michaels Cos., Inc. (The) (a)	627
12	Murphy USA, Inc. (a)	592

		22,754

	Textiles, Apparel & Luxury Goods — 0.3%
18	Hanesbrands, Inc.	1,811

	Total Consumer Discretionary	61,488

	Consumer Staples — 7.4%
	Food & Staples Retailing — 2.2%
77	Kroger Co. (The)	3,781
850	Rite Aid Corp. (a)	6,092
103	Safeway, Inc.	3,541

		13,414

	Food Products — 3.5%
138	Bunge Ltd.	10,408
75	Ingredion, Inc.	5,606
126	Tyson Foods, Inc., Class A	4,734

		20,748

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.3%
25	Herbalife Ltd.	1,581

	Tobacco — 1.4%
143	Lorillard, Inc.	8,725

	Total Consumer Staples	44,468

	Energy — 5.8%
	Energy Equipment & Services — 0.9%
7	Baker Hughes, Inc.	506
14	National Oilwell Varco, Inc.	1,137
42	Oil States International, Inc. (a)	2,663
28	Patterson-UTI Energy, Inc.	989

		5,295

	Oil, Gas & Consumable Fuels — 4.9%
35	Cabot Oil & Gas Corp.	1,209
29	Cimarex Energy Co.	4,110
8	Continental Resources, Inc. (a)	1,312
33	Eclipse Resources Corp. (a)	834
105	EQT Corp.	11,192
15	Marathon Petroleum Corp.	1,155
19	Memorial Resource Development Corp. (a)	451
44	Murphy Oil Corp.	2,918
31	Newfield Exploration Co. (a)	1,370
7	Noble Energy, Inc.	504
25	Peabody Energy Corp.	401
28	Tesoro Corp.	1,660
28	Valero Energy Corp.	1,388
19	World Fuel Services Corp.	950

		29,454

	Total Energy	34,749

	Financials — 17.3%
	Banks — 2.4%
70	East West Bancorp, Inc.	2,463
135	Fifth Third Bancorp	2,880
78	Huntington Bancshares, Inc.	744
184	KeyCorp	2,634
101	Regions Financial Corp.	1,067
39	SVB Financial Group (a)	4,537

		14,325

	Capital Markets — 0.8%
15	Affiliated Managers Group, Inc. (a)	3,142
12	Lazard Ltd., (Bermuda), Class A	619
33	TD Ameritrade Holding Corp.	1,044

		4,805

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 1.9%
66	Ally Financial, Inc. (a)	1,576
154	Discover Financial Services	9,514

		11,090

	Diversified Financial Services — 0.2%
35	NASDAQ OMX Group, Inc. (The)	1,346

	Insurance — 4.4%
56	Allied World Assurance Co. Holdings AG, (Switzerland)	2,133
58	American Financial Group, Inc.	3,425
18	Aon plc, (United Kingdom)	1,595
21	Arch Capital Group Ltd., (Bermuda) (a)	1,226
6	Aspen Insurance Holdings Ltd., (Bermuda)	286
28	Assurant, Inc.	1,826
94	Assured Guaranty Ltd., (Bermuda)	2,308
14	Axis Capital Holdings Ltd., (Bermuda)	602
6	Everest Re Group Ltd., (Bermuda)	1,011
11	Fidelity National Financial, Inc., Class A	368
37	Hartford Financial Services Group, Inc. (The)	1,336
26	Lincoln National Corp.	1,317
34	Principal Financial Group, Inc.	1,726
33	Protective Life Corp.	2,288
12	Torchmark Corp.	946
79	Unum Group	2,739
26	Validus Holdings Ltd., (Bermuda)	1,006

		26,138

	Real Estate Investment Trusts (REITs) — 7.6%
13	American Capital Agency Corp.	300
69	Annaly Capital Management, Inc.	785
63	Apartment Investment & Management Co., Class A	2,030
2	AvalonBay Communities, Inc.	327
7	Boston Properties, Inc.	851
61	Brandywine Realty Trust	947
12	Camden Property Trust	818
21	Chimera Investment Corp.	66
32	CommonWealth REIT	843
14	Corrections Corp. of America	457
16	Crown Castle International Corp.	1,196
41	DDR Corp.	719
35	Douglas Emmett, Inc. (m)	993
232	Duke Realty Corp.	4,218
39	Equity Lifestyle Properties, Inc.	1,700
16	Equity Residential	1,027
16	Extra Space Storage, Inc.	831
34	Health Care REIT, Inc.	2,137
120	Hospitality Properties Trust	3,634

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
80	Host Hotels & Resorts, Inc.	1,752
21	Mack-Cali Realty Corp.	449
12	Mid-America Apartment Communities, Inc.	877
31	Post Properties, Inc.	1,679
89	Retail Properties of America, Inc., Class A	1,375
6	SL Green Realty Corp.	700
28	Taubman Centers, Inc.	2,107
30	Ventas, Inc.	1,928
31	Vornado Realty Trust	3,287
170	Weyerhaeuser Co.	5,609
29	WP Carey, Inc.	1,842

		45,484

	Real Estate Management & Development — 0.0% (g)
2	Jones Lang LaSalle, Inc.	278

	Total Financials	103,466

	Health Care — 10.2%
	Biotechnology — 1.8%
15	Alexion Pharmaceuticals, Inc. (a)	2,281
41	Incyte Corp., Ltd. (a)	2,314
64	Vertex Pharmaceuticals, Inc. (a)	6,098

		10,693

	Health Care Equipment & Supplies — 3.1%
40	Boston Scientific Corp. (a)	513
190	CareFusion Corp. (a)	8,404
6	Cooper Cos., Inc. (The)	786
169	Hologic, Inc. (a)	4,294
43	Zimmer Holdings, Inc.	4,456

		18,453

	Health Care Providers & Services — 3.3%
16	AmerisourceBergen Corp.	1,177
31	Cardinal Health, Inc.	2,132
87	Catamaran Corp. (a)	3,837
108	HCA Holdings, Inc. (a)	6,061
6	Health Net, Inc. (a)	233
48	Humana, Inc.	6,067

		19,507

	Pharmaceuticals — 2.0%
27	Actavis plc (a)	5,956
42	Endo International plc, (Ireland) (a)	2,941
8	Jazz Pharmaceuticals plc (a)	1,161
43	Mylan, Inc. (a)	2,217

		12,275

	Total Health Care	60,928

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 16.7%
	Aerospace & Defense — 3.2%
14	Alliant Techsystems, Inc.	1,902
113	Huntington Ingalls Industries, Inc.	10,671
24	L-3 Communications Holdings, Inc.	2,850
3	Northrop Grumman Corp.	323
93	Spirit Aerosystems Holdings, Inc., Class A (a)	3,124

		18,870

	Airlines — 3.0%
47	Alaska Air Group, Inc.	4,439
24	Copa Holdings S.A., (Panama), Class A	3,436
71	Delta Air Lines, Inc.	2,749
273	Southwest Airlines Co.	7,322

		17,946

	Commercial Services & Supplies — 0.8%
77	KAR Auction Services, Inc.	2,463
63	Pitney Bowes, Inc.	1,746
35	R.R. Donnelley & Sons Co.	600

		4,809

	Construction & Engineering — 2.7%
276	AECOM Technology Corp. (a) (m)	8,890
26	Fluor Corp.	1,992
67	Jacobs Engineering Group, Inc. (a)	3,554
37	URS Corp.	1,715

		16,151

	Electrical Equipment — 0.2%
25	Babcock & Wilcox Co. (The)	802
6	Regal-Beloit Corp.	479

		1,281

	Machinery — 2.8%
40	AGCO Corp. (m)	2,237
66	Ingersoll-Rand plc	4,107
52	Oshkosh Corp.	2,882
55	Parker Hannifin Corp.	6,972
6	WABCO Holdings, Inc. (a)	620

		16,818

	Marine — 0.1%
7	Kirby Corp. (a)	867

	Professional Services — 3.0%
140	Manpowergroup, Inc.	11,845
58	Towers Watson & Co., Class A	6,035

		17,880

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.5%
58	CSX Corp.	1,798
15	Landstar System, Inc.	947

		2,745

	Trading Companies & Distributors — 0.4%
16	Air Lease Corp.	598
53	MRC Global, Inc. (a)	1,493
4	NOW, Inc. (a)	128

		2,219

	Total Industrials	99,586

	Information Technology — 16.8%
	Communications Equipment — 0.8%
51	ARRIS Group, Inc. (a)	1,662
41	Harris Corp.	3,079

		4,741

	Electronic Equipment, Instruments & Components — 0.6%
49	Avnet, Inc.	2,171
21	Tech Data Corp. (a)	1,282

		3,453

	Internet Software & Services — 1.6%
6	Equinix, Inc. (a)	1,218
35	LinkedIn Corp., Class A (a)	6,070
88	Pandora Media, Inc. (a)	2,605

		9,893

	IT Services — 5.2%
25	Alliance Data Systems Corp. (a)	7,045
380	Booz Allen Hamilton Holding Corp.	8,067
8	DST Systems, Inc.	728
40	Fidelity National Information Services, Inc.	2,179
42	Global Payments, Inc.	3,074
89	Sabre Corp. (a)	1,779
21	Vantiv, Inc., Class A (a)	696
583	Xerox Corp.	7,255

		30,823

	Semiconductors & Semiconductor Equipment — 4.3%
245	Advanced Micro Devices, Inc. (a)	1,026
52	First Solar, Inc. (a)	3,716
45	KLA-Tencor Corp.	3,233
36	Lam Research Corp.	2,426
292	Marvell Technology Group Ltd., (Bermuda)	4,186
242	Micron Technology, Inc. (a)	7,957
168	ON Semiconductor Corp. (a)	1,537
29	Skyworks Solutions, Inc.	1,353

		25,434

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 2.6%
77	Activision Blizzard, Inc. (m)	1,724
35	Citrix Systems, Inc. (a)	2,208
32	Electronic Arts, Inc. (a)	1,148
281	Rovi Corp. (a)	6,728
42	Synopsys, Inc. (a)	1,646
645	Zynga, Inc., Class A (a)	2,071

		15,525

	Technology Hardware, Storage & Peripherals — 1.7%
111	Western Digital Corp.	10,199

	Total Information Technology	100,068

	Materials — 5.1%
	Chemicals — 2.2%
14	Ashland, Inc.	1,512
35	Cabot Corp.	2,018
10	Huntsman Corp.	289
34	PPG Industries, Inc.	7,093
28	Valspar Corp. (The)	2,133

		13,045

	Containers & Packaging — 1.0%
9	Avery Dennison Corp.	482
25	Crown Holdings, Inc. (a)	1,229
6	Greif, Inc., Class A	322
25	Rock-Tenn Co., Class A	2,597
40	Sealed Air Corp.	1,360

		5,990

	Metals & Mining — 1.0%
7	Nucor Corp.	340
48	Reliance Steel & Aluminum Co.	3,545
40	Steel Dynamics, Inc.	711
56	United States Steel Corp.	1,461

		6,057

	Paper & Forest Products — 0.9%
38	Domtar Corp., (Canada)	1,646
69	International Paper Co.	3,462

		5,108

	Total Materials	30,200

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.7%
696	Frontier Communications Corp.	4,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.8%
19	SBA Communications Corp., Class A (a)	1,893
83	T-Mobile US, Inc. (a)	2,780

		4,673

	Total Telecommunication Services	8,737

	Utilities — 5.8%
	Electric Utilities — 0.1%
4	Entergy Corp.	353
6	Pinnacle West Capital Corp.	353

		706

	Gas Utilities — 0.8%
87	UGI Corp.	4,388

	Independent Power & Renewable Electricity Producers — 0.8%
299	AES Corp. (m)	4,643
12	Calpine Corp. (a)	288

		4,931

	Multi-Utilities — 4.1%
30	Alliant Energy Corp.	1,804
42	Ameren Corp.	1,721
128	CenterPoint Energy, Inc.	3,272
56	CMS Energy Corp.	1,748
28	Consolidated Edison, Inc.	1,588
47	DTE Energy Co.	3,691
37	MDU Resources Group, Inc.	1,285
32	Public Service Enterprise Group, Inc.	1,293
36	SCANA Corp.	1,943
44	Sempra Energy	4,586
79	TECO Energy, Inc.	1,455

		24,386

	Total Utilities	34,411

	Total Common Stocks (Cost $402,480)	578,101

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,175	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $1,176)	1,176

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.5%
	Investment Company — 2.5%
15,164	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $15,164)	15,164

	Total Investments — 99.6% (Cost $418,820)	594,441
	Other Assets in Excess of Liabilities — 0.4%	2,454

	NET ASSETS — 100.0%	$596,895

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
114	S&P Mid Cap 400	09/19/14	$16,294	$173

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
	Consumer Discretionary — 7.3%
	Automobiles — 1.1%
962	Ford Motor Co.	16,589

	Diversified Consumer Services — 1.0%
77	Apollo Education Group, Inc. (a)	2,419
62	DeVry Education Group, Inc.	2,608
8	Graham Holdings Co., Class B	5,888
88	H&R Block, Inc.	2,940

		13,855

	Household Durables — 1.0%
114	Jarden Corp. (a)	6,763
118	PulteGroup, Inc.	2,381
42	Whirlpool Corp.	5,861

		15,005

	Media — 2.6%
191	Gannett Co., Inc.	5,966
72	Time Warner Cable, Inc.	10,620
242	Viacom, Inc., Class B	20,989

		37,575

	Multiline Retail — 0.4%
97	Macy’s, Inc.	5,651

	Specialty Retail — 1.2%
229	Best Buy Co., Inc.	7,089
273	GameStop Corp., Class A	11,032

		18,121

	Total Consumer Discretionary	106,796

	Consumer Staples — 6.3%
	Food & Staples Retailing — 1.8%
94	CVS Caremark Corp.	7,070
396	Kroger Co. (The)	19,549

		26,619

	Food Products — 2.5%
721	Archer-Daniels-Midland Co.	31,803
151	Pilgrim’s Pride Corp. (a)	4,126

		35,929

	Household Products — 0.8%
100	Energizer Holdings, Inc.	12,227

	Personal Products — 1.2%
163	Herbalife Ltd.	10,533
91	Nu Skin Enterprises, Inc., Class A	6,738

		17,271

	Total Consumer Staples	92,046

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 13.2%
	Energy Equipment & Services — 2.9%
63	Baker Hughes, Inc.	4,690
426	National Oilwell Varco, Inc.	35,056
27	Schlumberger Ltd.	3,232

		42,978

	Oil, Gas & Consumable Fuels — 10.3%
322	Chevron Corp.	42,005
445	ConocoPhillips	38,107
198	Exxon Mobil Corp.	19,884
289	Marathon Oil Corp.	11,521
137	Marathon Petroleum Corp.	10,657
359	Phillips 66	28,838

		151,012

	Total Energy	193,990

	Financials — 26.4%
	Banks — 10.6%
2,186	Bank of America Corp.	33,605
689	Citigroup, Inc.	32,461
29	Comerica, Inc.	1,444
602	Fifth Third Bancorp	12,859
721	KeyCorp	10,335
123	PNC Financial Services Group, Inc. (The)	10,969
1,027	Wells Fargo & Co.	53,998

		155,671

	Capital Markets — 2.4%
120	Ameriprise Financial, Inc.	14,448
93	Goldman Sachs Group, Inc. (The)	15,513
28	Legg Mason, Inc.	1,432
115	Morgan Stanley	3,724

		35,117

	Consumer Finance — 1.9%
444	Discover Financial Services	27,494

	Insurance — 7.4%
448	Allstate Corp. (The)	26,289
50	Aspen Insurance Holdings Ltd., (Bermuda)	2,253
89	Assurant, Inc.	5,834
584	CNO Financial Group, Inc.	10,386
9	Everest Re Group Ltd., (Bermuda)	1,380
384	Hartford Financial Services Group, Inc. (The)	13,751
120	Lincoln National Corp.	6,188
52	PartnerRe Ltd., (Bermuda)	5,690
249	Prudential Financial, Inc.	22,068
81	Torchmark Corp.	6,595

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
27	Travelers Cos., Inc. (The)	2,559
126	Validus Holdings Ltd., (Bermuda)	4,811

		107,804

	Real Estate Investment Trusts (REITs) — 4.0%
245	American Capital Agency Corp.	5,724
269	Annaly Capital Management, Inc.	3,071
352	Brandywine Realty Trust	5,485
141	Douglas Emmett, Inc. (m)	3,979
88	EPR Properties	4,905
105	Extra Space Storage, Inc.	5,597
178	Hospitality Properties Trust	5,423
508	NorthStar Realty Finance Corp.	8,824
231	Piedmont Office Realty Trust, Inc., Class A	4,381
391	RLJ Lodging Trust	11,293

		58,682

	Real Estate Management & Development — 0.1%
61	CBRE Group, Inc., Class A (a)	1,955

	Total Financials	386,723

	Health Care — 13.3%
	Biotechnology — 2.0%
162	Amgen, Inc.	19,117
107	United Therapeutics Corp. (a)	9,504

		28,621

	Health Care Equipment & Supplies — 1.5%
101	CareFusion Corp. (a)	4,475
271	Medtronic, Inc.	17,285

		21,760

	Health Care Providers & Services — 5.5%
40	Aetna, Inc.	3,267
61	Cardinal Health, Inc.	4,162
120	Cigna Corp.	11,046
110	Health Net, Inc. (a)	4,580
120	McKesson Corp.	22,420
103	Omnicare, Inc.	6,877
267	WellPoint, Inc.	28,764

		81,116

	Pharmaceuticals — 4.3%
1,698	Pfizer, Inc.	50,398
109	Questcor Pharmaceuticals, Inc.	10,109
25	Salix Pharmaceuticals Ltd. (a)	3,110

		63,617

	Total Health Care	195,114

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 10.2%
	Aerospace & Defense — 4.8%
119	Boeing Co. (The)	15,191
209	General Dynamics Corp.	24,313
254	Northrop Grumman Corp.	30,386

		69,890

	Airlines — 1.7%
79	Alaska Air Group, Inc.	7,461
267	Delta Air Lines, Inc.	10,354
284	Southwest Airlines Co.	7,623

		25,438

	Commercial Services & Supplies — 0.7%
236	Pitney Bowes, Inc.	6,515
279	R.R. Donnelley & Sons Co.	4,737

		11,252

	Construction & Engineering — 0.8%
359	AECOM Technology Corp. (a)	11,563

	Machinery — 2.0%
36	IDEX Corp.	2,931
168	Illinois Tool Works, Inc.	14,719
99	Oshkosh Corp.	5,519
45	Parker Hannifin Corp.	5,708

		28,877

	Professional Services — 0.2%
36	Manpowergroup, Inc.	3,038

	Total Industrials	150,058

	Information Technology — 9.2%
	Communications Equipment — 0.8%
1,277	Brocade Communications Systems, Inc.	11,746

	IT Services — 0.9%
127	Amdocs Ltd.	5,879
105	Computer Sciences Corp.	6,636

		12,515

	Semiconductors & Semiconductor Equipment — 1.0%
123	Intel Corp.	3,804
52	KLA-Tencor Corp.	3,792
114	Lam Research Corp.	7,690

		15,286

	Software — 1.9%
540	Activision Blizzard, Inc.	12,046
115	CA, Inc.	3,314
171	Oracle Corp.	6,939

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
242	Rovi Corp. (a)	5,801

		28,100

	Technology Hardware, Storage & Peripherals — 4.6%
1,135	Hewlett-Packard Co.	38,220
193	SanDisk Corp.	20,165
100	Western Digital Corp.	9,193

		67,578

	Total Information Technology	135,225

	Materials — 3.1%
	Chemicals — 1.8%
251	LyondellBasell Industries N.V., Class A	24,500
10	PPG Industries, Inc.	2,102

		26,602

	Containers & Packaging — 0.8%
332	Sealed Air Corp.	11,358

	Paper & Forest Products — 0.5%
183	Domtar Corp., (Canada)	7,841

	Total Materials	45,801

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
549	AT&T, Inc.	19,399
131	CenturyLink, Inc.	4,725

	Total Telecommunication Services	24,124

	Utilities — 5.9%
	Electric Utilities — 2.5%
413	American Electric Power Co., Inc.	23,011
136	NextEra Energy, Inc.	13,906

		36,917

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.3%
118	AGL Resources, Inc. (m)	6,505
246	UGI Corp.	12,438

		18,943

	Independent Power & Renewable Electricity Producers — 2.1%
784	AES Corp. (m)	12,194
249	Calpine Corp. (a)	5,931
346	Dynegy, Inc. (a)	12,048

		30,173

	Total Utilities	86,033

	Total Common Stocks (Cost $1,020,616)	1,415,910

Short-Term Investment — 2.2%
	Investment Company — 2.2%
32,712	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $32,712)	32,712

	Total Investments — 98.8% (Cost $1,053,328)	1,448,622
	Other Assets in Excess of Liabilities — 1.2%	16,991

	NET ASSETS — 100.0%	$1,465,613

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
452	E-mini S&P 500	09/19/14	$44,124	$284

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$16,044		$2,920,168	$766,487
Investments in affiliates, at value	578		71,246	15,497

Total investment securities, at value	16,622		2,991,414	781,984
Cash	—		—	2
Deposits at broker for futures contracts	—		3,180	885
Receivables:
Investment securities sold	—		40,810	30,409
Fund shares sold	40		278	151
Dividends from non-affiliates	13		2,368	632
Dividends from affiliates	—	(a)	1	—	(a)
Variation margin on futures contracts	—		24	13

Total Assets	16,675		3,038,075	814,076

LIABILITIES:
Payables:
Investment securities purchased	—		48,194	36,965
Fund shares redeemed	—	(a)	4,470	257
Accrued liabilities:
Investment advisory fees	9		962	318
Administration fees	1		203	53
Shareholder servicing fees	—		389	140
Distribution fees	4		25	19
Custodian and accounting fees	16		55	24
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	—	(a)
Transfer agent fees	4		65	62
Registration Fee	3		9	10
Audit Fees	22		23	23
Other	3		43	23

Total Liabilities	62		54,442	37,894

Net Assets	$16,613		$2,983,633	$776,182

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$15,363	$2,168,625	$811,271
Accumulated undistributed (distributions in excess of) net investment income	49	17,258	2,723
Accumulated net realized gains (losses)	(3,194)	83,616	(253,797)
Net unrealized appreciation (depreciation)	4,395	714,134	215,985

Total Net Assets	$16,613	$2,983,633	$776,182

Net Assets:
Class A	$9,466	$97,155	$33,563
Class C	3,709	8,774	19,566
Class R2	—	166	601
Class R5	—	1,363,358	124,489
Select Class	3,438	1,514,180	597,963

Total	$16,613	$2,983,633	$776,182

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	297	2,606	906
Class C	118	237	537
Class R2	—	5	16
Class R5	—	36,321	3,356
Select Class	107	40,260	16,060

Net Asset Value (a):
Class A — Redemption price per share	$31.93	$37.28	$37.05
Class C — Offering price per share (b)	31.38	36.99	36.45
Class R2 — Offering and redemption price per share	—	36.82	36.49
Class R5 — Offering and redemption price per share	—	37.54	37.09
Select Class — Offering and redemption price per share	32.07	37.61	37.23
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.70	$39.35	$39.10

Cost of investments in non-affiliates	$11,649	$2,206,517	$550,593
Cost of investments in affiliates	578	71,246	15,497

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$579,277		$1,415,910
Investments in affiliates, at value	15,164		32,712

Total investment securities, at value	594,441		1,448,622
Deposits at broker for futures contracts	—		1,225
Receivables:
Investment securities sold	25,637		57,091
Fund shares sold	3,318		4,609
Interest and dividends from non-affiliates	716		1,418
Dividends from affiliates	—	(a)	—	(a)
Variation margin on futures contracts	74		—

Total Assets	624,186		1,512,965

LIABILITIES:
Payables:
Distributions	62		559
Investment securities purchased	26,179		44,503
Fund shares redeemed	423		1,206
Variation margin on futures contracts	—		14
Accrued liabilities:
Investment advisory fees	312		368
Administration fees	40		100
Shareholder servicing fees	56		273
Distribution fees	73		45
Custodian and accounting fees	24		33
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	122		251

Total Liabilities	27,291		47,352

Net Assets	$596,895		$1,465,613

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$343,868	$1,027,298
Accumulated undistributed (distributions in excess of) net investment income	(83)	(141)
Accumulated net realized gains (losses)	77,316	42,878
Net unrealized appreciation (depreciation)	175,794	395,578

Total Net Assets	$596,895	$1,465,613

Net Assets:
Class A	$193,342	$114,036
Class B	5,680	—
Class C	49,796	35,963
Class R2	—	1,346
Class R5	—	80,008
Class R6	—	19,495
Select Class	348,077	1,214,765

Total	$596,895	$1,465,613

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,020	3,072
Class B	264	—
Class C	2,309	977
Class R2	—	36
Class R5	—	2,144
Class R6	—	522
Select Class	13,938	32,611

Net Asset Value (a):
Class A — Redemption price per share	$24.11	$37.13
Class B — Offering price per share (b)	21.56	—
Class C — Offering price per share (b)	21.56	36.80
Class R2 — Offering and redemption price per share	—	37.02
Class R5 — Offering and redemption price per share	—	37.33
Class R6 — Offering and redemption price per share	—	37.33
Select Class — Offering and redemption price per share	24.97	37.25
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.45	$39.19

Cost of investments in non-affiliates	$403,656	$1,020,616
Cost of investments in affiliates	15,164	32,712

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$266		$51,041	$12,966
Dividend income from affiliates	—	(a)	14	3

Total investment income	266		51,055	12,969

EXPENSES:
Investment advisory fees	94		11,549	4,023
Administration fees	12		2,205	641
Distribution fees:
Class A	23		249	79
Class C	21		60	129
Class R2	—		1	3
Shareholder servicing fees:
Class A	23		249	79
Class C	7		20	43
Class R2	—		1	2
Class R5	—		530	58
Select Class	6		3,681	1,504
Custodian and accounting fees	27		94	42
Professional fees	40		65	47
Trustees’ and Chief Compliance Officer’s fees	—	(a)	27	8
Printing and mailing costs	4		57	31
Registration and filing fees	40		85	71
Transfer agent fees	18		316	248
Other	6		47	17

Total expenses	321		19,236	7,025

Less amounts waived	(134)		(197)	(97)
Less expense reimbursements	(12)		—	—

Net expenses	175		19,039	6,928

Net investment income (loss)	91		32,016	6,041

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,207		317,978	99,408
Futures	—		18,231	4,677

Net realized gain (loss)	1,207		336,209	104,085

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,936		251,080	72,271
Futures	—		675	(120)

Change in net unrealized appreciation/depreciation	1,936		251,755	72,151

Net realized/unrealized gains (losses)	3,143		587,964	176,236

Change in net assets resulting from operations	$3,234		$619,980	$182,277

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Mid Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—
Dividend income from non-affiliates	8,794		28,275
Dividend income from affiliates	4		8

Total investment income	8,798		28,283

EXPENSES:
Investment advisory fees	3,733		5,818
Administration fees	480		1,110
Distribution fees:
Class A	417		219
Class B	52		—
Class C	322		228
Class R2	—		4
Shareholder servicing fees:
Class A	417		219
Class B	17		—
Class C	107		76
Class R2	—		2
Class R5	—		36
Select Class	895		2,813
Custodian and accounting fees	43		58
Professional fees	45		54
Trustees’ and Chief Compliance Officer’s fees	5		14
Printing and mailing costs	62		120
Registration and filing fees	64		134
Transfer agent fees	290		1,544
Other	19		25

Total expenses	6,968		12,474

Less amounts waived	(883)		(1,776)

Net expenses	6,085		10,698

Net investment income (loss)	2,713		17,585

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	108,596		106,364
Futures	2,100		9,222

Net realized gain (loss)	110,696		115,586

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	34,364		172,573
Futures	142		309

Change in net unrealized appreciation/depreciation	34,506		172,882

Net realized/unrealized gains (losses)	145,202		288,468

Change in net assets resulting from operations	$147,915		$306,053

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$91	$97	$32,016	$30,807
Net realized gain (loss)	1,207	1,552	336,209	235,737
Change in net unrealized appreciation/depreciation	1,936	645	251,755	147,093

Change in net assets resulting from operations	3,234	2,294	619,980	413,637

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(54)	(86)	(777)	(1,068)
Class C
From net investment income	(7)	(13)	(22)	(70)
Class R2
From net investment income	—	—	(1)	(1)
Class R5
From net investment income	—	—	(11,848)	(10,815)
Select Class
From net investment income	(17)	(18)	(13,878)	(24,714)

Total distributions to shareholders	(78)	(117)	(26,526)	(36,668)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	882	158	192,385	(11,315)

NET ASSETS:
Change in net assets	4,038	2,335	785,839	365,654
Beginning of period	12,575	10,240	2,197,794	1,832,140

End of period	$16,613	$12,575	$2,983,633	$2,197,794

Accumulated undistributed (distributions in excess of) net investment income	$49	$38	$17,258	$12,131

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,041	$7,031	$2,713	$4,061
Net realized gain (loss)	104,085	95,245	110,696	36,529
Change in net unrealized appreciation/depreciation	72,151	16,067	34,506	66,038

Change in net assets resulting from operations	182,277	118,343	147,915	106,628

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(112)	(221)	(505)	(1,006)
From net realized gains	—	—	(788)	—
Class B
From net investment income	—	—	—	(20)
From net realized gains	—	—	(33)	—
Class C
From net investment income	(8)	(29)	—	(86)
From net realized gains	—	—	(205)	—
Class R2
From net investment income	(1)	(5)	—	—
Class R5
From net investment income	(1,052)	(1,300)	—	—
Select Class
From net investment income	(4,372)	(4,926)	(1,684)	(2,755)
From net realized gains	—	—	(1,755)	—

Total distributions to shareholders	(5,545)	(6,481)	(4,970)	(3,867)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(94,414)	(74,507)	(61,813)	(14,792)

NET ASSETS:
Change in net assets	82,318	37,355	81,132	87,969
Beginning of period	693,864	656,509	515,763	427,794

End of period	$776,182	$693,864	$596,895	$515,763

Accumulated undistributed (distributions in excess of) net investment income	$2,723	$2,380	$(83)	$(487)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,585	$16,230
Net realized gain (loss)	115,586	70,131
Change in net unrealized appreciation/depreciation	172,882	134,994

Change in net assets resulting from operations	306,053	221,355

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,034)	(1,043)
Class C
From net investment income	(214)	(272)
Class R2
From net investment income	(9)	(6)
Class R5
From net investment income	(1,055)	(1,138)
Class R6
From net investment income	(234)	(316)
Select Class
From net investment income	(14,448)	(14,178)

Total distributions to shareholders	(16,994)	(16,953)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	78,434	33,897

NET ASSETS:
Change in net assets	367,493	238,299
Beginning of period	1,098,120	859,821

End of period	$1,465,613	$1,098,120

Accumulated undistributed (distributions in excess of) net investment income	$(141)	$(638)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,047	$3,021	$51,201	$36,878
Distributions reinvested	54	85	505	1,060
Cost of shares redeemed	(2,430)	(3,204)	(64,819)	(44,655)

Change in net assets resulting from Class A capital transactions	$(1,329)	$(98)	$(13,113)	$(6,717)

Class C
Proceeds from shares issued	$997	$603	$1,022	$527
Distributions reinvested	7	12	21	65
Cost of shares redeemed	(218)	(441)	(1,397)	(1,686)

Change in net assets resulting from Class C capital transactions	$786	$174	$(354)	$(1,094)

Class R2
Proceeds from shares issued	$—	$—	$54	$79
Distributions reinvested	—	—	1	1
Cost of shares redeemed	—	—	(99)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(44)	$80

Class R5
Proceeds from shares issued	$—	$—	$426,650	$224,786
Distributions reinvested	—	—	11,848	10,815
Cost of shares redeemed	—	—	(20,847)	(39,949)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$417,651	$195,652

Select Class
Proceeds from shares issued	$1,514	$370	$101,250	$135,367
Distributions reinvested	6	7	11,463	922
Cost of shares redeemed	(95)	(295)	(324,468)	(335,525)

Change in net assets resulting from Select Class capital transactions	$1,425	$82	$(211,755)	$(199,236)

Total change in net assets resulting from capital transactions	$882	$158	$192,385	$(11,315)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	37	133	1,526	1,290
Reinvested	2	4	15	40
Redeemed	(85)	(141)	(1,891)	(1,662)

Change in Class A Shares	(46)	(4)	(350)	(332)

Class C
Issued	34	27	30	17
Reinvested	— (a)	1	1	3
Redeemed	(8)	(20)	(42)	(63)

Change in Class C Shares	26	8	(11)	(43)

Class R2
Issued	—	—	2	3
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(3)	—

Change in Class R2 Shares	—	—	(1)	3

Class R5
Issued	—	—	12,842	8,207
Reinvested	—	—	348	410
Redeemed	—	—	(603)	(1,437)

Change in Class R5 Shares	—	—	12,587	7,180

Select Class
Issued	51	16	3,090	5,026
Reinvested	— (a)	— (a)	335	35
Redeemed	(3)	(12)	(9,563)	(12,217)

Change in Select Class Shares	48	4	(6,138)	(7,156)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,517	$5,774	$41,307	$26,948
Distributions reinvested	108	212	1,257	985
Cost of shares redeemed	(15,891)	(9,619)	(34,483)	(35,550)

Change in net assets resulting from Class A capital transactions	$(7,266)	$(3,633)	$8,081	$(7,617)

Class B
Proceeds from shares issued	$—	$—	$142	$149
Distributions reinvested	—	—	32	20
Cost of shares redeemed	—	—	(3,652)	(2,235)

Change in net assets resulting from Class B capital transactions	$—	$—	$(3,478)	$(2,066)

Class C
Proceeds from shares issued	$2,456	$1,784	$11,340	$8,309
Distributions reinvested	6	24	192	81
Cost of shares redeemed	(2,301)	(2,990)	(8,150)	(7,371)

Change in net assets resulting from Class C capital transactions	$161	$(1,182)	$3,382	$1,019

Class R2
Proceeds from shares issued	$79	$263	$—	$—
Distributions reinvested	1	4	—	—
Cost of shares redeemed	(211)	(122)	—	—

Change in net assets resulting from Class R2 capital transactions	$(131)	$145	$—	$—

Class R5
Proceeds from shares issued	$12,500	$14,578	$—	$—
Distributions reinvested	1,052	1,300	—	—
Cost of shares redeemed	(21,523)	(35,556)	—	—

Change in net assets resulting from Class R5 capital transactions	$(7,971)	$(19,678)	$—	$—

Select Class
Proceeds from shares issued	$46,041	$70,793	$57,111	$51,238
Distributions reinvested	3,875	268	3,315	250
Cost of shares redeemed	(129,123)	(121,220)	(130,224)	(57,616)

Change in net assets resulting from Select Class capital transactions	$(79,207)	$(50,159)	$(69,798)	$(6,128)

Total change in net assets resulting from capital transactions	$(94,414)	$(74,507)	$(61,813)	$(14,792)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	250	211	1,876	1,585
Reinvested	3	8	57	58
Redeemed	(491)	(356)	(1,597)	(2,112)

Change in Class A Shares	(238)	(137)	336	(469)

Class B
Issued	—	—	8	10
Reinvested	—	—	2	1
Redeemed	—	—	(188)	(149)

Change in Class B Shares	—	—	(178)	(138)

Class C
Issued	74	65	581	541
Reinvested	— (a)	1	10	6
Redeemed	(71)	(112)	(421)	(491)

Change in Class C Shares	3	(46)	170	56

Class R2
Issued	2	11	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(7)	(5)	—	—

Change in Class R2 Shares	(5)	6	—	—

Class R5
Issued	367	532	—	—
Reinvested	31	49	—	—
Redeemed	(641)	(1,260)	—	—

Change in Class R5 Shares	(243)	(679)	—	—

Select Class
Issued	1,443	2,600	2,579	2,855
Reinvested	113	10	144	14
Redeemed	(3,732)	(4,363)	(5,636)	(3,405)

Change in Select Class Shares	(2,176)	(1,753)	(2,913)	(536)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Intrepid Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,132	$12,723
Distributions reinvested	1,016	1,013
Cost of shares redeemed	(22,532)	(17,470)

Change in net assets resulting from Class A capital transactions	$23,616	$(3,734)

Class C
Proceeds from shares issued	$8,164	$3,716
Distributions reinvested	193	236
Cost of shares redeemed	(4,558)	(5,495)

Change in net assets resulting from Class C capital transactions	$3,799	$(1,543)

Class R2
Proceeds from shares issued	$491	$827
Distributions reinvested	7	6
Cost of shares redeemed	(289)	(89)

Change in net assets resulting from Class R2 capital transactions	$209	$744

Class R5
Proceeds from shares issued	$10,240	$5,218
Distributions reinvested	1,055	1,138
Cost of shares redeemed	(9,584)	(8,368)

Change in net assets resulting from Class R5 capital transactions	$1,711	$(2,012)

Class R6
Proceeds from shares issued	$20,752	$6,617
Distributions reinvested	234	153
Cost of shares redeemed	(15,146)	(18,538)

Change in net assets resulting from Class R6 capital transactions	$5,840	$(11,768)

Select Class
Proceeds from shares issued	$447,101	$297,078
Distributions reinvested	11,704	10,361
Cost of shares redeemed	(415,546)	(255,229)

Change in net assets resulting from Select Class capital transactions	$43,259	$52,210

Total change in net assets resulting from capital transactions	$78,434	$33,897

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	1,328	470
Reinvested	29	37
Redeemed	(674)	(664)

Change in Class A Shares	683	(157)

Class C
Issued	243	136
Reinvested	6	9
Redeemed	(137)	(208)

Change in Class C Shares	112	(63)

Class R2
Issued	13	32
Reinvested	— (a)	— (a)
Redeemed	(9)	(3)

Change in Class R2 Shares	4	29

Class R5
Issued	305	193
Reinvested	30	41
Redeemed	(287)	(303)

Change in Class R5 Shares	48	(69)

Class R6
Issued	577	243
Reinvested	7	6
Redeemed	(426)	(667)

Change in Class R6 Shares	158	(418)

Select Class
Issued	13,485	10,906
Reinvested	337	376
Redeemed	(12,261)	(9,557)

Change in Select Class Shares	1,561	1,725

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Year Ended June 30, 2014	$25.54	$0.20	(d)	$6.37	$6.57	$(0.18)
Year Ended June 30, 2013	21.13	0.21	(d)(e)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(d)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(d)	5.03	5.20	(0.04)
Year Ended June 30, 2010	13.42	0.05	(d)	2.16	2.21	(0.19)

Class C
Year Ended June 30, 2014	25.14	0.05	(d)	6.26	6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(d)(e)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(d)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(d)	4.95	5.03	—
Year Ended June 30, 2010	13.27	(0.03	)(d)	2.13	2.10	(0.15)

Select Class
Year Ended June 30, 2014	25.65	0.28	(d)	6.39	6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(d)(e)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(d)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(d)	5.06	5.27	(0.08)
Year Ended June 30, 2010	13.46	0.09	(d)	2.17	2.26	(0.21)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Cass A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.93	25.78%	$9,466	1.17%	0.68%		2.19%	49%
25.54	22.15	8,765	1.25	0.92	(e)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75
15.44	16.36	7,503	1.25	0.30		2.59	145

31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(e)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75
15.22	15.73	2,302	1.75	(0.21)		3.10	145

32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(e)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75
15.51	16.65	897	1.00	0.54		2.37	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid America Fund
Class A
Year Ended June 30, 2014	$29.76	$0.30	(d)	$7.49	$7.79	$(0.27)
Year Ended June 30, 2013	24.68	0.34	(d)	5.15	5.49	(0.41)
Year Ended June 30, 2012	24.55	0.19	(d)	0.10	0.29	(0.16)
Year Ended June 30, 2011	18.54	0.17	(d)	6.01	6.18	(0.17)
Year Ended June 30, 2010	16.41	0.13	(d)	2.35	2.48	(0.35)

Class C
Year Ended June 30, 2014	29.53	0.13	(d)	7.42	7.55	(0.09)
Year Ended June 30, 2013	24.48	0.20	(d)	5.12	5.32	(0.27)
Year Ended June 30, 2012	24.29	0.07	(d)	0.12	0.19	—
Year Ended June 30, 2011	18.33	0.06	(d)	5.94	6.00	(0.04)
Year Ended June 30, 2010	16.28	0.03	(d)	2.34	2.37	(0.32)

Class R2
Year Ended June 30, 2014	29.43	0.21	(d)	7.40	7.61	(0.22)
Year Ended June 30, 2013	24.43	0.26	(d)	5.11	5.37	(0.37)
Year Ended June 30, 2012	24.21	0.13	(d)	0.12	0.25	(0.03)
Year Ended June 30, 2011	18.36	0.13	(d)	5.92	6.05	(0.20)
Year Ended June 30, 2010	16.29	0.09	(d)	2.33	2.42	(0.35)

Class R5
Year Ended June 30, 2014	29.94	0.46	(d)	7.54	8.00	(0.40)
Year Ended June 30, 2013	24.84	0.46	(d)	5.19	5.65	(0.55)
Year Ended June 30, 2012	24.69	0.30	(d)	0.10	0.40	(0.25)
Year Ended June 30, 2011	18.65	0.26	(d)	6.06	6.32	(0.28)
Year Ended June 30, 2010	16.47	0.22	(d)	2.36	2.58	(0.40)

Select Class
Year Ended June 30, 2014	30.00	0.38	(d)	7.56	7.94	(0.33)
Year Ended June 30, 2013	24.88	0.41	(d)	5.20	5.61	(0.49)
Year Ended June 30, 2012	24.73	0.25	(d)	0.10	0.35	(0.20)
Year Ended June 30, 2011	18.68	0.23	(d)	6.04	6.27	(0.22)
Year Ended June 30, 2010	16.51	0.18	(d)	2.37	2.55	(0.38)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.28	26.26%	$97,155	1.04%	0.90%	1.05%	67%
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102
18.54	14.96	49,927	1.25	0.64	1.29	108

36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102
18.33	14.37	10,221	1.75	0.14	1.79	108

36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102
18.36	14.68	105	1.50	0.47	1.54	108

37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102
18.65	15.49	105,092	0.80	1.12	0.84	108

37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102
18.68	15.28	1,259,093	1.00	0.90	1.04	108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2014	$29.36	$0.18	(d)(e)	$7.64	$7.82	$(0.13)
Year Ended June 30, 2013	25.00	0.21	(d)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(d)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(d)	6.48	6.60	(0.14)
Year Ended June 30, 2010	15.79	0.07	(d)	2.20	2.27	(0.13)

Class C
Year Ended June 30, 2014	28.93	0.01	(d)(e)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(d)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(d)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(d)	6.40	6.41	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(d)	2.18	2.15	(0.04)

Class R2
Year Ended June 30, 2014	28.91	0.09	(d)(e)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13	(d)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(d)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(d)	6.41	6.47	(0.10)
Year Ended June 30, 2010	15.65	0.02	(d)	2.20	2.22	(0.11)

Class R5
Year Ended June 30, 2014	29.41	0.33	(d)(e)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(d)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(d)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(d)	6.50	6.71	(0.24)
Year Ended June 30, 2010	15.83	0.15	(d)	2.22	2.37	(0.22)

Select Class
Year Ended June 30, 2014	29.52	0.26	(d)(e)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(d)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(d)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(d)	6.53	6.70	(0.19)
Year Ended June 30, 2010	15.88	0.12	(d)	2.22	2.34	(0.18)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.05	26.68%	$33,563	1.16%	0.54	%(e)	1.17%	67%
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118

36.45	26.05	19,566	1.65	0.03	(e)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118

36.49	26.41	601	1.41	0.28	(e)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118

37.09	27.23	124,489	0.71	0.98	(e)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118

37.23	27.00	597,963	0.91	0.79	(e)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2014	$18.79	$0.08	(d)(e)	$5.41	$5.49	$(0.07)	$(0.10)	$(0.17)
Year Ended June 30, 2013	14.99	0.13	(d)(f)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(d)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(d)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(d)	2.02	2.09	(0.08)	—	(0.08)

Class B
Year Ended June 30, 2014	16.86	(0.05	)(d)(e)	4.84	4.79	—	(0.09)	(0.09)
Year Ended June 30, 2013	13.47	0.02	(d)(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(d)(g)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(d)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(d)	1.84	1.83	(0.02)	—	(0.02)

Class C
Year Ended June 30, 2014	16.87	(0.05	)(d)(e)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(d)(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(d)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(d)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(d)	1.84	1.83	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2014	19.45	0.14	(d)(e)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(d)(f)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(d)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(d)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(d)	2.08	2.19	(0.11)	—	(0.11)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.09), $(0.08) and $0.10 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.45)%, (0.42)% and 0.45% for Class A, Class B, Class C, and Select Class Shares, respectively.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.02), $(0.03) and $0.13 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.16)%, (0.17)% and 0.72% for Class A, Class B, Class C and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.11	29.30%	$193,342	1.16%	0.38	%(e)	1.32%	64%
18.79	26.30	144,405	1.23	0.78	(f)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65

21.56	28.47	5,680	1.78	(0.28	)(e)	1.83	64
16.86	25.51	7,451	1.87	0.14	(f)	1.88	52
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65

21.56	28.43	49,796	1.79	(0.25	)(e)	1.82	64
16.87	25.51	36,073	1.87	0.13	(f)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65

24.97	29.61	348,077	0.91	0.62	(e)	1.08	64
19.45	26.60	327,834	0.98	1.03	(f)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Value Fund
Class A
Year Ended June 30, 2014	$29.76	$0.40	(f)	$7.36	$7.76	$(0.39)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)

Class C
Year Ended June 30, 2014	29.52	0.23	(f)	7.28	7.51	(0.23)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)

Class R2
Year Ended June 30, 2014	29.69	0.31	(f)	7.33	7.64	(0.31)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)

Class R5
Year Ended June 30, 2014	29.91	0.52	(f)	7.40	7.92	(0.50)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)

Class R6
Year Ended June 30, 2014	29.91	0.47	(f)	7.46	7.93	(0.51)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)
November 30, 2010(g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)

Select Class
Year Ended June 30, 2014	29.85	0.45	(f)	7.38	7.83	(0.43)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$37.13	26.17%	$114,036	0.94%	1.19%	1.17%	49%
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113

36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113

37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113

37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113

37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Advantage Fund
Total Investments in Securities (a)	$16,622	$—	$—	$16,622

Intrepid America Fund
Total Investments in Securities (a)	$2,991,414	$—	$—	$2,991,414

Appreciation in Other Financial Instruments
Futures Contracts	$483	$—	$—	$483

Intrepid Growth Fund
Total Investments in Securities (a)	$781,984	$—	$—	$781,984

Appreciation in Other Financial Instruments
Futures Contracts	$91	$—	$—	$91

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$593,265	$1,176	$—	$594,441

Appreciation in Other Financial Instruments
Futures Contracts	$173	$—	$—	$173

Intrepid Value Fund
Total Investments in Securities (a)	$1,448,622	$—	$—	$1,448,622

Appreciation in Other Financial Instruments
Futures Contracts	$284	$—	$—	$284

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$65,205	$17,296	$14,917	$44,031
Ending Notional Balance Long	59,841	9,274	16,294	44,124

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid Advantage Fund	$—	(a)	$(2)	$2
Intrepid America Fund	—		(363)	363
Intrepid Growth Fund	—		(153)	153
Intrepid Mid Cap Fund	(115)		(120)	235
Intrepid Value Fund	—		(94)	94

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund*	0.40
Intrepid Growth Fund*	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund*	0.40

*	Prior to September 1, 2013, the Investment Advisory fee was accrued at 0.65% of the Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$1	$—	(a)
Intrepid America Fund	4	—	(a)
Intrepid Growth Fund	10	—
Intrepid Mid Cap Fund	49	—	(a)
Intrepid Value Fund	18	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6	Select Class
Intrepid Advantage Fund	1.15	%*	n/a		1.65	%*	n/a		n/a		n/a	0.90	%*
Intrepid America Fund	n/a	**	n/a		n/a	**	n/a	**	n/a	**	n/a	n/a	**
Intrepid Growth Fund	n/a	**	n/a		n/a	**	n/a	**	n/a	**	n/a	n/a	**
Intrepid Mid Cap Fund	1.15	***	1.79	%***	1.79	***	n/a		n/a		n/a	0.90	***
Intrepid Value Fund	0.95		n/a		1.45		1.20%		0.60%		0.55%	0.80

*	Prior to September 1, 2013, the contractual expense limitations for Intrepid Advantage Fund were 1.25%, 1.75% and 1.00% for Class A, Class C and Select Class, respectively.
**	Prior to November 1, 2013, the contractual expense limitations for Intrepid America Fund and Intrepid Growth Fund were 1.25%, 1.75%, 1.50%, 0.80% and 1.00% for Class A, Class C, Class R2, Class R5 and Select Class, respectively.
***	Prior to September 1, 2013, the contractual expense limitations for Intrepid Mid Cap Fund were 1.24%, 1.99%, 1.99% and 0.99% for Class A, Class B, Class C and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$88	$10	$36	$134	$12
Intrepid America Fund	—	—	47	47	—
Intrepid Growth Fund	—	1	60	61	—
Intrepid Mid Cap Fund	5	—	850	855	—
Intrepid Value Fund	700	867	119	1,686	—

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	(a)	$3	$3

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2014 were as follows (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	150
Intrepid Growth Fund	36
Intrepid Mid Cap Fund	25
Intrepid Value Fund	90

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$7,315	$6,952	$—	$—
Intrepid America Fund	1,950,707	1,732,822	—	—
Intrepid Growth Fund	500,864	584,716	—	—
Intrepid Mid Cap Fund	356,935	430,367	1,296	930
Intrepid Value Fund	701,392	629,147	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$12,310	$4,389	$77	$4,312
Intrepid America Fund	2,281,995	731,745	22,326	709,419
Intrepid Growth Fund	568,056	219,209	5,281	213,928
Intrepid Mid Cap Fund	421,717	176,618	3,894	172,724
Intrepid Value Fund	1,082,919	373,418	7,715	365,703

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$78	$—	$78
Intrepid America Fund	26,526	—	26,526
Intrepid Growth Fund	5,545	—	5,545
Intrepid Mid Cap Fund	2,189	2,781	4,970
Intrepid Value Fund	16,994	—	16,994

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid Advantage Fund	$117	$117
Intrepid America Fund	36,668	36,668
Intrepid Growth Fund	6,481	6,481
Intrepid Mid Cap Fund	3,867	3,867
Intrepid Value Fund	16,953	16,953

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$49	$(3,111)	$4,312
Intrepid America Fund	17,338	88,333	709,419
Intrepid Growth Fund	2,749	(251,742)	213,928
Intrepid Mid Cap Fund	—	80,384	172,724
Intrepid Value Fund	6,173	67,010	365,703

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

For the Funds, the cumulative timing differences primarily consist of non-taxable dividends and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

As of June 30, 2014, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$3,111	$3,111
Intrepid Growth Fund	251,742	—	251,742

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Advantage Fund	$1,190
Intrepid America Fund	243,921
Intrepid Growth Fund	104,094
Intrepid Mid Cap Fund	26,914
Intrepid Value Fund	40,207

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Funds.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	40.3%	44.2%
Intrepid Growth Fund	66.0	—
Intrepid Mid Cap Fund	46.5	—

Additionally, Intrepid Advantage Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund each have a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2014

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,068.60	$5.90	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,065.50	8.45	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Select Class
Actual	1,000.00	1,069.70	4.62	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

Intrepid America Fund
Class A
Actual	1,000.00	1,080.30	5.16	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,077.50	7.73	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R2
Actual	1,000.00	1,078.80	6.44	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	1,082.80	2.84	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Select Class
Actual	1,000.00	1,081.70	3.87	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,065.30	$5.79	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,063.00	8.34	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class R2
Actual	1,000.00	1,064.20	7.06	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,068.00	3.49	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Select Class
Actual	1,000.00	1,066.80	4.51	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,084.10	5.89	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class B
Actual	1,000.00	1,080.70	9.18	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Class C
Actual	1,000.00	1,080.40	9.18	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Select Class
Actual	1,000.00	1,085.00	4.65	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

Intrepid Value Fund
Class A
Actual	1,000.00	1,079.90	4.85	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,077.10	7.42	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R2
Actual	1,000.00	1,078.90	6.13	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	1,081.90	3.05	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,082.20	2.79	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,080.70	4.08	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	71

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including Intrepid Mid Cap Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

JUNE 30, 2014	J.P. MORGAN INTREPID FUNDS	73

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Intrepid Advantage Fund	100.00%
Intrepid America Fund	100.00
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Value Fund	94.47

Long Term Capital Gain

The fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid Mid Cap Fund	$2,781

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Intrepid Advantage Fund	$78
Intrepid America Fund	26,526
Intrepid Growth Fund	5,545
Intrepid Mid Cap Fund	2,189
Intrepid Value Fund	16,994

74	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-INT-614

Annual Report

J.P. Morgan Equity Funds

June 30, 2014

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the 12 months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “S&P 500”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields across the developed world continued to fall. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a lot stronger U.S. economy than the decline in first-quarter gross domestic product number suggested. Global monetary policy was also supportive of markets, particularly in June as the Fed reinforced continued low levels of interest rates, while the European Central Bank launched a new facility designed to encourage bank lending. For the 12 months ended June 30, 2014, the S&P 500 Index returned 24.61% and the Russell 1000 Index returned 25.35%. The Russell Midcap Index returned 26.85%, while the Russell 2000 Index returned 23.64% for the 12 month period.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	23.38%
S&P 500 Index	24.61%

Net Assets as of 6/30/2014 (In Thousands)	$289,040

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer discretionary and energy sectors was a leading detractor from performance relative to the Benchmark, while security selection in the consumer staples and health care sectors was a leading contributor to relative performance.

Individual contributors to relative performance included the Fund’s short positions in Intuitive Surgical Inc. and long positions in Delta Air Lines Inc. and McKesson HBOC Corp. Shares of Intuitive Surgical, a maker of surgical systems and instruments, traded lower after the company forecast revenue below estimates. Shares of Delta Air Lines traded higher amid improved travel demand and strong capacity discipline and utilization. Shares of McKesson, a provider of health care technology services, gained from solid quarterly results.

Individual detractors from relative performance included the Fund’s short positions in Facebook Inc. and Salesforce.com Inc. as well as an underweight position in Apple Inc. Shares of Facebook, an online social networking service, traded higher on the company’s successful monetization efforts. Shares of Salesforce, a provider of relationship management software and technology, traded higher on better-than-expected revenue and an agreement to provide software applications to devices that run Microsoft’s Windows and Office platforms. Shares of Apple, a maker of personal computers and mobile devices, traded higher on better-than-expected earnings and revenue, driven by sales of iPhone products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

They aim to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	2.9%
2.	Wells Fargo & Co.	2.6
3.	Apple, Inc.	2.6
4.	Pfizer, Inc.	2.1
5.	Hewlett-Packard Co.	1.8
6.	Amgen, Inc.	1.7
7.	Priceline Group, Inc. (The)	1.7
8.	Yahoo!, Inc.	1.7
9.	McKesson Corp.	1.6
10.	Discover Financial Services	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Stericycle, Inc.	6.7%
2.	National Instruments Corp.	4.4
3.	Xcel Energy, Inc.	4.1
4.	Team Health Holdings, Inc.	3.6
5.	CarMax, Inc.	3.5
6.	Paychex, Inc.	3.4
7.	Southern Co. (The)	3.4
8.	Trimble Navigation Ltd.	2.9
9.	Fastenal Co.	2.8
10.	Estee Lauder Cos., Inc. (The), Class A	2.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	22.7%
Health Care	15.1
Consumer Discretionary	14.1
Financials	13.1
Consumer Staples	9.1
Industrials	8.9
Energy	8.1
Utilities	3.6
Materials	2.7
Telecommunications Services	0.8
Short-Term Investment	1.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	30.4%
Consumer Discretionary	23.9
Industrials	13.2
Health Care	12.0
Consumer Staples	9.4
Utilities	7.5
Energy	2.7
Financials	0.9

*	Percentages indicated are based on total long investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2006
Without Sales Charge		23.12%	16.59%	5.35%
With Sales Charge*		16.68	15.34	4.68
CLASS C SHARES	January 31, 2006
Without CDSC		22.48	16.01	4.82
With CDSC**		21.48	16.01	4.82
SELECT CLASS SHARES	January 31, 2006	23.38	16.89	5.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from January 31, 2006 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	27.20%
S&P 500 Index	24.61%

Net Assets as of 12/31/2013 (In Thousands)	$10,765,087

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the semiconductors sector and the energy sector contributed to performance relative to the Benchmark, while security selection in the industrial cyclical sector and systems & network hardware sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in and Schlumberger NV and Avago Technologies Ltd. and its short position in IBM Corp. Shares of Schlumberger, an oilfield services company, rose as the company continued to generate solid margins, driven by technology sales, improving reliability and better asset utilization. Shares of Avago, a provider of analog semiconductor devices, rose amid better-than-expected earnings and revenue, particularly in the wireless and wired infrastructure segments, as well as robust overall gross margins. Shares of IBM, a diversified information technology company, slumped on weaker than expected hardware revenue and service booking.

Individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc. and General Motors Co. and its short position in Lockheed Martin Corp. Shares of Cisco, a provider of networking products and services, traded lower on continued weakness in orders from emerging markets. Shares of automaker General Motors sank amid the company’s troubled, massive recall of autos with faulty ignition systems. Shares of Lockheed Martin, an aerospace and security company, traded higher on better than expected earnings and revenue and the company’s aggressive cost cutting.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure at the end of the reporting period was 127% to 27%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Johnson & Johnson	3.9%
2.	Schlumberger Ltd.	3.2
3.	Apple, Inc.	2.7
4.	Time Warner, Inc.	2.7
5.	Wells Fargo & Co.	2.5
6.	Honeywell International, Inc.	2.2
7.	UnitedHealth Group, Inc.	2.1
8.	General Motors Co.	2.1
9.	ACE Ltd. (Switzerland)	2.0
10.	Verizon Communications, Inc.	2.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Intel Corp.	4.1%
2.	Raytheon Co.	3.6
3.	AT&T, Inc.	3.0
4.	Boeing Co. (The)	2.6
5.	Rockwell Automation, Inc.	2.5
6.	Southwest Airlines Co.	2.4
7.	Sysco Corp.	2.2
8.	Southern Co. (The)	2.1
9.	Hershey Co. (The)	2.0
10.	3M Co.	2.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	19.0%
Financials	15.3
Health Care	14.6
Consumer Discretionary	13.6
Industrials	11.2
Energy	9.9
Consumer Staples	5.9
Materials	3.8
Telecommunication Services	2.0
Utilities	1.9
Short-Term Investment	2.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	17.7%
Information Technology	14.6
Consumer Discretionary	13.7
Health Care	11.8
Financials	11.2
Consumer Staples	10.2
Utilities	8.4
Energy	5.0
Materials	4.4
Telecommunication Services	3.0

*	Percentages indicated are based on total long investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 1, 2005
Without Sales Charge		26.88%	18.50%	10.71%
With Sales Charge*		20.23	17.23	10.03
CLASS C SHARES	November 1, 2005
Without CDSC		26.24	17.90	10.16
With CDSC**		25.24	17.90	10.16
CLASS R2 SHARES	November 3, 2008	26.51	18.19	10.53
CLASS R5 SHARES	May 15, 2006	27.43	19.04	11.20
SELECT CLASS SHARES	November 1, 2005	27.20	18.79	10.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from November 1, 2005 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	26.23%
S&P 500 Index	24.61%

Net Assets as of 6/30/2014 (In Thousands)	$19,833

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the basic materials and semiconductors sectors was a leading contributor to performance relative to the Benchmark, while security selection in the industrial cyclical and media sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s long positions in Avago Technologies Ltd., Alcoa Inc. and Schlumberger NV. Shares of Avago, a provider of analog semiconductor devices, rose amid better-than-expected earnings and revenue, particularly in the wireless and wired infrastructure segments, as well as robust overall gross margins. Shares of Alcoa, a producer of aluminum and other alloy products, gained from the company’s improving profit margins and its efforts to shed low-margin operations and cut operating capacity. Shares of Schlumberger, an oilfield services company, rose as the company continued to generate solid margins, driven by technology sales, improving reliability and better asset utilization.

Individual detractors from relative performance included the Fund’s short positions in Netflix Inc. and Lockheed Martin Corp. and its long position in Broadcom Corp. Shares of Netflix, a subscription provider of DVD and online content, traded higher as the company unveiled new product options and strengthened its business model. Shares of Lockheed Martin, an aerospace and security company, traded higher on a string of contract awards from both the private and public sector and the company’s outlook for higher earnings. Shares of Broadcom, a maker of communications semiconductors, traded lower on continued weakness in orders for its mobile products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine what they believed to be their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Johnson & Johnson	2.6%
2.	Apple, Inc.	2.3
3.	Exxon Mobil Corp.	1.9
4.	Wells Fargo & Co.	1.9
5.	United Technologies Corp.	1.7
6.	Microsoft Corp.	1.7
7.	Time Warner, Inc.	1.7
8.	Google, Inc., Class A	1.5
9.	ACE Ltd. (Switzerland)	1.4
10.	Google, Inc., Class C	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	NVIDIA Corp.	2.3%
2.	Praxair, Inc.	2.2
3.	Microchip Technology, Inc.	2.2
4.	Intel Corp.	2.0
5.	Linear Technology Corp.	1.9
6.	Netflix, Inc.	1.9
7.	Southern Co. (The)	1.7
8.	Hershey Co. (The)	1.6
9.	Texas Instruments, Inc.	1.6
10.	Fastenal Co.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	19.0%
Financials	16.4
Consumer Discretionary	14.5
Health Care	11.8
Industrials	10.5
Consumer Staples	9.4
Energy	8.2
Utilities	4.1
Materials	3.9
Telecommunication Services	1.3
Short-Term Investments	0.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	18.6%
Information Technology	17.5
Consumer Discretionary	16.0
Industrials	10.0
Health Care	10.0
Consumer Staples	9.3
Materials	7.8
Utilities	5.5
Energy	3.4
Telecommunication Services	1.9

*	Percentages indicated are based on total long investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	April 1, 2010
Without Sales Charge		25.91%	16.34%	14.13%
With Sales Charge*		19.28	14.28	12.69
CLASS C SHARES	April 1, 2010
Without CDSC		25.31	15.72	13.55
With CDSC**		24.31	15.72	13.55
CLASS R2 SHARES	April 1, 2010	25.63	16.03	13.83
CLASS R5 SHARES	April 1, 2010	26.48	16.84	14.63
CLASS R6 SHARES	May 31, 2011	26.57	16.90	14.68
SELECT CLASS SHARES	April 1, 2010	26.23	16.60	14.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter

LIFE OF FUND PERFORMANCE (4/1/10 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from April 1, 2010 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial Investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 128.4% (j)
Common Stocks — 126.1%
	Consumer Discretionary — 18.1%
	Auto Components — 1.0%
40	Delphi Automotive plc, (United Kingdom)	2,743

	Diversified Consumer Services — 2.5%
19	Apollo Education Group, Inc. (a)	584
3	Graham Holdings Co., Class B	1,867
145	H&R Block, Inc.	4,859

		7,310

	Hotels, Restaurants & Leisure — 1.4%
46	Burger King Worldwide, Inc.	1,246
67	Hilton Worldwide Holdings, Inc. (a)	1,566
6	Wynn Resorts Ltd.	1,183

		3,995

	Household Durables — 1.2%
45	Jarden Corp. (a)	2,662
40	PulteGroup, Inc.	808

		3,470

	Internet & Catalog Retail — 2.2%
5	Priceline Group, Inc. (The) (a)	6,436

	Media — 4.5%
77	Comcast Corp., Class A	4,141
14	DISH Network Corp., Class A (a)	918
25	Starz, Series A (a)	754
4	Time Warner Cable, Inc.	545
37	Time Warner, Inc.	2,627
47	Viacom, Inc., Class B	4,036

		13,021

	Multiline Retail — 1.6%
38	Kohl’s Corp.	1,986
47	Macy’s, Inc.	2,715

		4,701

	Specialty Retail — 3.7%
101	Best Buy Co., Inc.	3,116
62	GameStop Corp., Class A	2,505
62	Home Depot, Inc. (The)	5,014

		10,635

	Total Consumer Discretionary	52,311

	Consumer Staples — 11.6%
	Beverages — 2.3%
39	Molson Coors Brewing Co., Class B	2,888
42	PepsiCo, Inc.	3,779

		6,667

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 3.3%
23	CVS Caremark Corp.	1,732
97	Kroger Co. (The)	4,779
39	Walgreen Co.	2,920

		9,431

	Food Products — 2.9%
79	Archer-Daniels-Midland Co.	3,471
15	Bunge Ltd.	1,120
17	Ingredion, Inc.	1,261
16	Mead Johnson Nutrition Co.	1,528
28	Tyson Foods, Inc., Class A	1,032

		8,412

	Household Products — 2.3%
38	Energizer Holdings, Inc.	4,664
27	Procter & Gamble Co. (The)	2,083

		6,747

	Personal Products — 0.3%
16	Herbalife Ltd.	1,026

	Tobacco — 0.5%
24	Lorillard, Inc.	1,439

	Total Consumer Staples	33,722

	Energy — 10.5%
	Energy Equipment & Services — 3.9%
59	Baker Hughes, Inc.	4,408
24	Helmerich & Payne, Inc.	2,775
34	Schlumberger Ltd.	3,951

		11,134

	Oil, Gas & Consumable Fuels — 6.6%
42	Chevron Corp.	5,441
37	ConocoPhillips	3,211
45	Occidental Petroleum Corp.	4,649
49	Phillips 66	3,921
38	Valero Energy Corp.	1,899

		19,121

	Total Energy	30,255

	Financials — 16.8%
	Banks — 7.8%
384	Bank of America Corp.	5,903
78	Citigroup, Inc.	3,682
167	KeyCorp	2,399
21	SunTrust Banks, Inc.	825
187	Wells Fargo & Co.	9,812

		22,621

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Capital Markets — 0.5%
11	Ameriprise Financial, Inc.	1,368

	Consumer Finance — 3.7%
57	Capital One Financial Corp.	4,675
96	Discover Financial Services	5,979

		10,654

	Insurance — 3.8%
85	Allstate Corp. (The)	4,982
23	Assurant, Inc.	1,514
27	Lincoln National Corp.	1,399
35	Prudential Financial, Inc.	3,134

		11,029

	Real Estate Investment Trusts (REITs) — 1.0%
52	RLJ Lodging Trust	1,511
8	Simon Property Group, Inc.	1,364

		2,875

	Total Financials	48,547

	Health Care — 19.4%
	Biotechnology — 3.9%
55	Amgen, Inc.	6,461
24	Gilead Sciences, Inc. (a)	1,972
10	United Therapeutics Corp. (a)	867
22	Vertex Pharmaceuticals, Inc. (a)	2,114

		11,414

	Health Care Equipment & Supplies — 3.4%
81	CareFusion Corp. (a)	3,606
56	Medtronic, Inc.	3,545
31	Stryker Corp.	2,622

		9,773

	Health Care Providers & Services — 7.0%
44	Cigna Corp.	4,028
14	Humana, Inc.	1,814
32	McKesson Corp.	6,033
48	Omnicare, Inc.	3,216
48	WellPoint, Inc.	5,176

		20,267

	Pharmaceuticals — 5.1%
40	Endo International plc, (Ireland) (a)	2,794
51	Merck & Co., Inc.	2,939
23	Mylan, Inc. (a)	1,175
262	Pfizer, Inc.	7,771

		14,679

	Total Health Care	56,133

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 11.4%
	Aerospace & Defense — 5.7%
43	Boeing Co. (The)	5,407
7	Huntington Ingalls Industries, Inc.	672
44	Northrop Grumman Corp.	5,288
54	Raytheon Co.	4,999

		16,366

	Airlines — 1.7%
14	Alaska Air Group, Inc.	1,340
133	Southwest Airlines Co.	3,575

		4,915

	Commercial Services & Supplies — 0.6%
103	R.R. Donnelley & Sons Co.	1,749

	Construction & Engineering — 1.7%
156	AECOM Technology Corp. (a)	5,007

	Industrial Conglomerates — 1.1%
39	Danaher Corp.	3,057

	Machinery — 0.3%
8	SPX Corp.	866

	Professional Services — 0.3%
11	Manpowergroup, Inc.	916

	Total Industrials	32,876

	Information Technology — 29.2%
	Communications Equipment — 2.7%
208	Brocade Communications Systems, Inc.	1,917
142	Cisco Systems, Inc.	3,524
29	QUALCOMM, Inc.	2,289

		7,730

	Internet Software & Services — 2.8%
2	Google, Inc., Class A (a)	1,023
2	Twitter, Inc. (a)	62
17	VeriSign, Inc. (a)	849
176	Yahoo!, Inc. (a)	6,166

		8,100

	IT Services — 2.9%
69	Computer Sciences Corp.	4,373
15	Global Payments, Inc.	1,115
23	MasterCard, Inc., Class A	1,653
6	Visa, Inc., Class A	1,201

		8,342

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 3.7%
38	Broadcom Corp., Class A	1,392
26	KLA-Tencor Corp.	1,859
65	Lam Research Corp.	4,386
92	Micron Technology, Inc. (a)	3,035

		10,672

	Software — 9.0%
165	Activision Blizzard, Inc.	3,668
261	Microsoft Corp.	10,890
109	Oracle Corp.	4,402
160	Rovi Corp. (a)	3,843
137	Symantec Corp.	3,126

		25,929

	Technology Hardware, Storage & Peripherals — 8.1%
104	Apple, Inc.	9,683
194	Hewlett-Packard Co.	6,527
25	Lexmark International, Inc., Class A	1,204
4	SanDisk Corp.	407
62	Western Digital Corp.	5,714

		23,535

	Total Information Technology	84,308

	Materials — 3.5%
	Chemicals — 3.0%
47	Dow Chemical Co. (The)	2,429
29	LyondellBasell Industries N.V., Class A	2,842
16	PPG Industries, Inc.	3,413

		8,684

	Containers & Packaging — 0.5%
43	Sealed Air Corp.	1,459

	Total Materials	10,143

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
46	AT&T, Inc.	1,614
25	Verizon Communications, Inc.	1,241

	Total Telecommunication Services	2,855

	Utilities — 4.6%
	Electric Utilities — 0.5%
18	Entergy Corp.	1,461

	Gas Utilities — 1.8%
3	AGL Resources, Inc. (m)	188
102	UGI Corp.	5,158

		5,346

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 2.3%
377	AES Corp. (m)	5,860
23	Dynegy, Inc. (a)	807

		6,667

	Total Utilities	13,474

	Total Common Stocks (Cost $289,762)	364,624

Short-Term Investment — 2.3%
	Investment Company— 2.3%
6,583	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $6,583)	6,583

	Total Investments — 128.4% (Cost $296,345)	371,207
	Liabilities in Excess of Other Assets — (28.4)%	(82,167)

	NET ASSETS — 100.0%	$289,040

Short Positions — 28.5%
Common Stocks — 28.5%
	Consumer Discretionary — 6.8%
	Hotels, Restaurants & Leisure — 2.3%
31	Carnival Corp.	1,167
32	Marriott International, Inc., Class A	2,070
8	McDonald’s Corp.	823
44	Norwegian Cruise Line Holdings Ltd. (a)	1,389
16	Starbucks Corp.	1,254

		6,703

	Leisure Products — 0.6%
46	Mattel, Inc.	1,808

	Media — 0.8%
9	Charter Communications, Inc., Class A (a)	1,378
14	Madison Square Garden Co. (The), Class A (a)	899

		2,277

	Specialty Retail — 2.8%
24	Cabela’s, Inc. (a)	1,523
55	CarMax, Inc. (a)	2,855
48	Dick’s Sporting Goods, Inc.	2,216
22	Ross Stores, Inc.	1,468

		8,062

	Textiles, Apparel & Luxury Goods — 0.3%
25	Coach, Inc.	845

	Total Consumer Discretionary	19,695

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Consumer Staples — 2.7%
	Food & Staples Retailing — 0.7%
23	United Natural Foods, Inc. (a)	1,524
7	Wal-Mart Stores, Inc.	495

		2,019

	Food Products — 1.2%
17	Hershey Co. (The)	1,636
26	McCormick & Co., Inc. (Non-Voting)	1,840

		3,476

	Personal Products — 0.8%
31	Estee Lauder Cos., Inc. (The), Class A	2,287

	Total Consumer Staples	7,782

	Energy — 0.8%
	Oil, Gas & Consumable Fuels — 0.8%
39	Cabot Oil & Gas Corp.	1,325
15	Cobalt International Energy, Inc. (a)	275
22	Kodiak Oil & Gas Corp. (a)	324
9	QEP Resources, Inc.	314

	Total Energy	2,238

	Financials — 0.2%
	Banks — 0.2%
73	Valley National Bancorp	727

	Health Care — 3.4%
	Biotechnology — 0.1%
8	Cepheid, Inc. (a)	369

	Health Care Providers & Services — 1.7%
59	Team Health Holdings, Inc. (a)	2,957
39	Tenet Healthcare Corp. (a)	1,835

		4,792

	Pharmaceuticals — 1.6%
29	Eli Lilly & Co.	1,828
31	Hospira, Inc. (a)	1,598
42	Zoetis, Inc.	1,339

		4,765

	Total Health Care	9,926

	Industrials — 3.8%
	Air Freight & Logistics — 0.5%
23	C.H. Robinson Worldwide, Inc.	1,442

	Commercial Services & Supplies — 1.9%
47	Stericycle, Inc. (a)	5,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.6%
15	Kansas City Southern	1,602

	Trading Companies & Distributors — 0.8%
47	Fastenal Co.	2,322

	Total Industrials	10,896

	Information Technology — 8.7%
	Communications Equipment — 0.8%
28	Motorola Solutions, Inc.	1,844
10	ViaSat, Inc. (a)	591

		2,435

	Electronic Equipment, Instruments & Components — 2.8%
17	Amphenol Corp., Class A	1,667
5	IPG Photonics Corp. (a)	358
8	Jabil Circuit, Inc.	157
111	National Instruments Corp.	3,600
66	Trimble Navigation Ltd. (a)	2,420

		8,202

	Internet Software & Services — 0.5%
22	Rackspace Hosting, Inc. (a)	741
5	Zillow, Inc., Class A (a)	686

		1,427

	IT Services — 1.7%
9	Automatic Data Processing, Inc.	737
69	Paychex, Inc.	2,847
31	Teradata Corp. (a)	1,238

		4,822

	Semiconductors & Semiconductor Equipment — 0.5%
59	Applied Materials, Inc.	1,333

	Software — 1.9%
51	Compuware Corp.	505
8	NetSuite, Inc. (a)	678
25	Red Hat, Inc. (a)	1,387
35	salesforce.com, Inc. (a)	2,004
6	Ultimate Software Group, Inc. (The) (a)	884

		5,458

	Technology Hardware, Storage & Peripherals — 0.5%
17	NCR Corp. (a)	600
7	Stratasys Ltd. (a)	830

		1,430

	Total Information Technology	25,107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Utilities — 2.1%
	Electric Utilities — 2.1%
62	Southern Co. (The)	2,814
105	Xcel Energy, Inc.	3,387

	Total Utilities	6,201

	Total Securities Sold Short (Proceeds $76,970)	$82,572

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
32	E-mini S&P 500	09/19/14	$3,124	$25

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 126.2% (j)
Common Stocks — 122.7%
	Consumer Discretionary — 17.2%
	Auto Components — 0.6%
24	Johnson Controls, Inc.	1,221
731	TRW Automotive Holdings Corp. (a)	65,412

		66,633

	Automobiles — 2.7%
7,964	General Motors Co.	289,093

	Hotels, Restaurants & Leisure — 1.7%
319	Dunkin’ Brands Group, Inc.	14,619
514	Royal Caribbean Cruises Ltd.	28,569
922	Starbucks Corp.	71,310
211	Starwood Hotels & Resorts Worldwide, Inc.	17,013
681	Yum! Brands, Inc.	55,328

		186,839

	Household Durables — 0.7%
406	Harman International Industries, Inc.	43,637
940	PulteGroup, Inc.	18,956
276	Toll Brothers, Inc. (a)	10,173

		72,766

	Internet & Catalog Retail — 1.4%
220	Amazon.com, Inc. (a)	71,430
68	Priceline Group, Inc. (The) (a)	82,106

		153,536

	Media — 7.0%
390	CBS Corp. (Non-Voting), Class B	24,240
3,614	Comcast Corp., Class A	193,984
547	DISH Network Corp., Class A (a)	35,610
173	Time Warner Cable, Inc.	25,511
5,182	Time Warner, Inc.	364,040
118	Time, Inc. (a)	2,856
1,780	Twenty-First Century Fox, Inc., Class A	62,556
467	Walt Disney Co. (The)	40,055

		748,852

	Multiline Retail — 0.0% (g)
8	Dollar General Corp. (a)	459

	Specialty Retail — 2.5%
1,446	Home Depot, Inc. (The)	117,028
1,679	Lowe’s Cos., Inc.	80,573
1,344	TJX Cos., Inc. (The)	71,445

		269,046

	Textiles, Apparel & Luxury Goods — 0.6%
29	Lululemon Athletica, Inc., (Canada) (a)	1,190
162	Ralph Lauren Corp.	26,016

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
593	V.F. Corp.	37,385

		64,591

	Total Consumer Discretionary	1,851,815

	Consumer Staples — 7.4%
	Beverages — 2.4%
4,125	Coca-Cola Co. (The)	174,755
554	Constellation Brands, Inc., Class A (a)	48,858
541	Dr. Pepper Snapple Group, Inc.	31,706
31	Molson Coors Brewing Co., Class B	2,331

		257,650

	Food & Staples Retailing — 1.5%
695	Costco Wholesale Corp.	80,079
1,128	CVS Caremark Corp.	85,051

		165,130

	Food Products — 1.1%
71	Archer-Daniels-Midland Co.	3,128
620	General Mills, Inc.	32,560
6	Kellogg Co.	414
2,095	Mondelez International, Inc., Class A	78,808

		114,910

	Household Products — 1.5%
316	Colgate-Palmolive Co.	21,538
1,795	Procter & Gamble Co. (The)	141,052

		162,590

	Personal Products — 0.0% (g)
36	Estee Lauder Cos., Inc. (The), Class A	2,691

	Tobacco — 0.9%
1,173	Philip Morris International, Inc.	98,863

	Total Consumer Staples	801,834

	Energy — 12.5%
	Energy Equipment & Services — 4.3%
137	Ensco plc, (United Kingdom), Class A	7,592
184	FMC Technologies, Inc. (a)	11,243
10	Halliburton Co.	696
310	Noble Corp. plc, (United Kingdom)	10,414
3,631	Schlumberger Ltd.	428,317

		458,262

	Oil, Gas & Consumable Fuels — 8.2%
378	Anadarko Petroleum Corp.	41,349
5	Apache Corp.	463
11	Cabot Oil & Gas Corp.	382

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
14	Cheniere Energy, Inc. (a)	1,000
1,377	Chevron Corp.	179,831
485	CONSOL Energy, Inc.	22,346
627	EOG Resources, Inc.	73,213
385	EQT Corp.	41,206
1,840	Exxon Mobil Corp.	185,204
46	Hess Corp.	4,570
108	Kinder Morgan Management LLC (a)	8,504
1,032	Marathon Oil Corp.	41,214
108	Marathon Petroleum Corp.	8,430
1,719	Occidental Petroleum Corp.	176,448
152	Phillips 66	12,228
336	QEP Resources, Inc.	11,597
417	Southwestern Energy Co. (a)	18,987
399	TransCanada Corp., (Canada)	19,058
833	Valero Energy Corp.	41,733

		887,763

	Total Energy	1,346,025

	Financials — 19.3%
	Banks — 6.8%
13,970	Bank of America Corp.	214,717
484	BB&T Corp.	19,075
2,994	Citigroup, Inc.	140,994
15	East West Bancorp, Inc.	516
22	PNC Financial Services Group, Inc. (The)	1,983
59	Regions Financial Corp.	624
294	SunTrust Banks, Inc.	11,792
79	SVB Financial Group (a)	9,192
6,355	Wells Fargo & Co.	334,011

		732,904

	Capital Markets — 4.2%
478	Ameriprise Financial, Inc.	57,354
783	Charles Schwab Corp. (The)	21,094
296	Goldman Sachs Group, Inc. (The)	49,481
2,887	Invesco Ltd.	108,966
4,199	Morgan Stanley	135,759
1,012	State Street Corp.	68,077
308	TD Ameritrade Holding Corp.	9,656

		450,387

	Consumer Finance — 0.6%
219	American Express Co.	20,749
467	Capital One Financial Corp.	38,576

		59,325

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 1.0%
413	CME Group, Inc.	29,285
439	Intercontinental Exchange Inc.	82,964

		112,249

	Insurance — 6.4%
2,671	ACE Ltd., (Switzerland)	277,011
316	Aflac, Inc.	19,690
634	Axis Capital Holdings Ltd., (Bermuda)	28,057
1,248	Hartford Financial Services Group, Inc. (The)	44,686
4,042	Marsh & McLennan Cos., Inc.	209,465
1,198	MetLife, Inc.	66,580
518	Prudential Financial, Inc.	45,973

		691,462

	Real Estate Investment Trusts (REITs) — 0.3%
6	Boston Properties, Inc.	653
604	DDR Corp.	10,649
25	Equity One, Inc.	588
66	Extra Space Storage, Inc.	3,490
48	General Growth Properties, Inc.	1,121
16	Liberty Property Trust	616
9	Mid-America Apartment Communities, Inc.	657
84	Simon Property Group, Inc.	13,944

		31,718

	Total Financials	2,078,045

	Health Care — 18.4%
	Biotechnology — 3.9%
242	Alexion Pharmaceuticals, Inc. (a)	37,799
497	Biogen Idec, Inc. (a)	156,730
116	BioMarin Pharmaceutical, Inc. (a)	7,198
1,618	Celgene Corp. (a)	138,923
823	Vertex Pharmaceuticals, Inc. (a)	77,905

		418,555

	Health Care Equipment & Supplies — 2.4%
497	Abbott Laboratories	20,337
7,401	Boston Scientific Corp. (a)	94,505
527	CareFusion Corp. (a)	23,368
1	Intuitive Surgical, Inc. (a)	485
1,478	Stryker Corp.	124,631

		263,326

	Health Care Providers & Services — 4.4%
605	Aetna, Inc.	49,059
796	Humana, Inc.	101,646
190	McKesson Corp.	35,407

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Health Care Providers & Services — continued
3,551	UnitedHealth Group, Inc.	290,262

		476,374

	Health Care Technology — 0.0% (g)
29	Cerner Corp. (a)	1,511

	Pharmaceuticals — 7.7%
6	Actavis plc (a)	1,383
122	Allergan, Inc.	20,622
3,301	Bristol-Myers Squibb Co.	160,110
5,043	Johnson & Johnson	527,575
1,654	Merck & Co., Inc.	95,662
138	Perrigo Co. plc, (Ireland)	20,135

		825,487

	Total Health Care	1,985,253

	Industrials — 14.2%
	Aerospace & Defense — 5.2%
6	General Dynamics Corp.	662
3,180	Honeywell International, Inc.	295,602
424	L-3 Communications Holdings, Inc.	51,202
89	Northrop Grumman Corp.	10,588
20	Textron, Inc.	752
1,733	United Technologies Corp.	200,068

		558,874

	Airlines — 2.0%
2,770	Delta Air Lines, Inc.	107,259
2,622	United Continental Holdings, Inc. (a)	107,680

		214,939

	Building Products — 0.7%
760	Fortune Brands Home & Security, Inc.	30,361
2,196	Masco Corp.	48,751

		79,112

	Commercial Services & Supplies — 0.0% (g)
15	Tyco International Ltd., (Switzerland)	679

	Construction & Engineering — 1.4%
1,925	Fluor Corp.	148,069
19	Quanta Services, Inc. (a)	647

		148,716

	Electrical Equipment — 1.5%
1,225	Eaton Corp. plc	94,551
995	Emerson Electric Co.	66,020

		160,571

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 1.9%
450	Flowserve Corp.	33,457
1,112	Ingersoll-Rand plc	69,520
1,362	PACCAR, Inc.	85,575
128	SPX Corp.	13,886
21	WABCO Holdings, Inc. (a)	2,234

		204,672

	Road & Rail — 1.4%
12	Canadian Pacific Railway Ltd., (Canada)	2,242
3,593	CSX Corp.	110,711
369	Union Pacific Corp.	36,776

		149,729

	Trading Companies & Distributors — 0.1%
41	W.W. Grainger, Inc.	10,427

	Total Industrials	1,527,719

	Information Technology — 24.0%
	Communications Equipment — 3.1%
4,116	Cisco Systems, Inc.	102,280
2,931	QUALCOMM, Inc.	232,120

		334,400

	Internet Software & Services — 4.1%
168	eBay, Inc. (a)	8,410
39	Facebook, Inc., Class A (a)	2,624
318	Google, Inc., Class A (a)	185,700
424	Google, Inc., Class C (a)	243,883
35	Yahoo!, Inc. (a)	1,243

		441,860

	IT Services — 3.1%
1,173	Accenture plc, (Ireland), Class A	94,831
182	Alliance Data Systems Corp. (a)	51,059
579	Cognizant Technology Solutions Corp., Class A (a)	28,341
561	Fidelity National Information Services, Inc.	30,724
618	Visa, Inc., Class A	130,295

		335,250

	Semiconductors & Semiconductor Equipment — 6.4%
307	Altera Corp.	10,682
20	Applied Materials, Inc.	451
2,769	Avago Technologies Ltd., (Singapore)	199,548
1,588	Broadcom Corp., Class A	58,961
1,751	Freescale Semiconductor Ltd. (a)	41,138
2,412	KLA-Tencor Corp.	175,203
1,747	Lam Research Corp.	118,062

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
418	Maxim Integrated Products, Inc.	14,137
2,219	Teradyne, Inc.	43,485
492	Xilinx, Inc.	23,258

		684,925

	Software — 3.7%
1,121	Adobe Systems, Inc. (a)	81,089
517	Citrix Systems, Inc. (a)	32,344
5,474	Microsoft Corp.	228,284
1,287	Oracle Corp.	52,159
67	VMware, Inc., Class A (a)	6,467

		400,343

	Technology Hardware, Storage & Peripherals — 3.6%
3,999	Apple, Inc.	371,611
177	Western Digital Corp.	16,379

		387,990

	Total Information Technology	2,584,768

	Materials — 4.8%
	Chemicals — 1.9%
945	Axiall Corp.	44,648
884	Dow Chemical Co. (The)	45,478
329	Methanex Corp., (Canada)	20,316
535	Monsanto Co.	66,733
636	Mosaic Co. (The)	31,454

		208,629

	Construction Materials — 0.2%
143	Martin Marietta Materials, Inc.	18,892

	Containers & Packaging — 0.1%
302	Sealed Air Corp.	10,316

	Metals & Mining — 2.6%
6,697	Alcoa, Inc.	99,718
2,262	Freeport-McMoRan Copper & Gold, Inc.	82,553
3,758	United States Steel Corp.	97,859

		280,130

	Total Materials	517,967

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.5%
5,502	Verizon Communications, Inc.	269,223

	Utilities — 2.4%
	Electric Utilities — 2.0%
506	Edison International	29,406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
367	Entergy Corp.	30,150
1,770	Exelon Corp.	64,578
864	NextEra Energy, Inc.	88,514

		212,648

	Multi-Utilities — 0.4%
42	CenterPoint Energy, Inc.	1,067
357	CMS Energy Corp.	11,130
387	Dominion Resources, Inc.	27,699
46	NiSource, Inc.	1,801

		41,697

	Total Utilities	254,345

	Total Common Stocks (Cost $9,366,859)	13,216,994

Short-Term Investment — 3.5%
	Investment Company— 3.5%
375,737	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $375,737)	375,737

	Total Investments — 126.2% (Cost $9,742,596)	13,592,731
	Liabilities in Excess of Other Assets — (26.2)%	(2,827,644)

	NET ASSETS — 100.0%	$10,765,087

Short Positions — 26.0%
Common Stocks — 26.0%
	Consumer Discretionary — 3.6%
	Auto Components — 0.2%
340	BorgWarner, Inc.	22,172

	Automobiles — 0.3%
1,752	Ford Motor Co.	30,197

	Hotels, Restaurants & Leisure — 0.9%
252	Carnival Corp.	9,480
1	Chipotle Mexican Grill, Inc. (a)	654
420	Darden Restaurants, Inc.	19,447
879	Hilton Worldwide Holdings, Inc. (a)	20,492
345	Marriott International, Inc., Class A	22,107
393	Tim Hortons, Inc., (Canada)	21,496

		93,676

	Leisure Products — 0.1%
223	Hasbro, Inc.	11,807

	Media — 0.8%
349	AMC Networks, Inc., Class A (a)	21,462
621	Scripps Networks Interactive, Inc., Class A	50,375

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Media — continued
175	Viacom, Inc., Class B	15,191

		87,028

	Multiline Retail — 0.2%
284	Kohl’s Corp.	14,940
171	Target Corp.	9,933

		24,873

	Specialty Retail — 0.6%
118	Advance Auto Parts, Inc.	15,886
143	Bed Bath & Beyond, Inc. (a)	8,199
93	O’Reilly Automotive, Inc. (a)	14,025
209	Tiffany & Co.	20,922

		59,032

	Textiles, Apparel & Luxury Goods — 0.5%
451	NIKE, Inc., Class B	34,948
339	Under Armour, Inc., Class A (a)	20,178

		55,126

	Total Consumer Discretionary	383,911

	Consumer Staples — 2.6%
	Beverages — 0.3%
81	Boston Beer Co., Inc. (The), Class A (a)	18,175
196	Brown-Forman Corp., Class B	18,448

		36,623

	Food & Staples Retailing — 1.0%
1,660	Sysco Corp.	62,162
498	Wal-Mart Stores, Inc.	37,381
269	Whole Foods Market, Inc.	10,399

		109,942

	Food Products — 0.6%
568	Hershey Co. (The)	55,316
126	Mead Johnson Nutrition Co.	11,712

		67,028

	Household Products — 0.5%
748	Church & Dwight Co., Inc.	52,348

	Tobacco — 0.2%
494	Altria Group, Inc.	20,706

	Total Consumer Staples	286,647

	Energy — 1.3%
	Energy Equipment & Services — 0.3%
132	Baker Hughes, Inc.	9,850
163	Cameron International Corp. (a)	11,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
14	Rowan Cos. plc, Class A	440
248	Transocean Ltd., (Switzerland)	11,163

		32,456

	Oil, Gas & Consumable Fuels — 1.0%
75	Concho Resources, Inc. (a)	10,814
11	ConocoPhillips	900
550	Enbridge, Inc., (Canada)	26,118
410	Kinder Morgan, Inc.	14,854
165	Murphy Oil Corp.	10,936
159	ONEOK, Inc.	10,838
11	Spectra Energy Corp.	450
327	Ultra Petroleum Corp. (a)	9,700
992	WPX Energy, Inc. (a)	23,713

		108,323

	Total Energy	140,779

	Financials — 2.9%
	Banks — 0.7%
562	Associated Banc-Corp.	10,156
406	BancorpSouth, Inc.	9,972
3	Bank of Hawaii Corp.	185
623	Comerica, Inc.	31,240
271	Hancock Holding Co.	9,560
12	Old National Bancorp	173
339	U.S. Bancorp	14,668

		75,954

	Capital Markets — 0.5%
358	Bank of New York Mellon Corp. (The)	13,431
62	BlackRock, Inc.	19,911
415	Franklin Resources, Inc.	24,007
17	Northern Trust Corp.	1,079

		58,428

	Insurance — 1.4%
347	Allstate Corp. (The)	20,388
462	Aon plc, (United Kingdom)	41,598
7	Arch Capital Group Ltd., (Bermuda) (a)	420
289	Assurant, Inc.	18,921
524	Principal Financial Group, Inc.	26,455
98	RenaissanceRe Holdings Ltd., (Bermuda)	10,459
369	Torchmark Corp.	30,241

		148,482

	Real Estate Investment Trusts (REITs) — 0.3%
132	Federal Realty Investment Trust	16,014
10	Home Properties, Inc.	636

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Future contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
28	Kimco Realty Corp.	635
18	Public Storage	3,007
9	Realty Income Corp.	387
6	SL Green Realty Corp.	656
263	Tanger Factory Outlet Centers, Inc.	9,182
24	Washington Real Estate Investment Trust	612

		31,129

	Total Financials	313,993

	Health Care — 3.1%
	Biotechnology — 0.6%
163	Amgen, Inc.	19,286
126	Gilead Sciences, Inc. (a)	10,405
187	Medivation, Inc. (a)	14,381
58	Regeneron Pharmaceuticals, Inc. (a)	16,330
41	United Therapeutics Corp. (a)	3,603

		64,005

	Health Care Equipment & Supplies — 1.1%
268	Baxter International, Inc.	19,398
215	Becton, Dickinson & Co.	25,475
569	Medtronic, Inc.	36,252
352	Zimmer Holdings, Inc.	36,537

		117,662

	Health Care Providers & Services — 0.4%
367	WellPoint, Inc.	39,522

	Pharmaceuticals — 1.0%
728	AbbVie, Inc.	41,098
661	Eli Lilly & Co.	41,124
922	Pfizer, Inc.	27,360

		109,582

	Total Health Care	330,771

	Industrials — 4.6%
	Aerospace & Defense — 2.1%
576	Boeing Co. (The)	73,250
322	Lockheed Martin Corp.	51,703
1,093	Raytheon Co.	100,817

		225,770

	Air Freight & Logistics — 0.0% (g)
3	FedEx Corp.	406

	Airlines — 0.6%
2,525	Southwest Airlines Co.	67,833

	Electrical Equipment — 0.7%
556	Rockwell Automation, Inc.	69,625

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.5%
383	3M Co.	54,866
21	General Electric Co.	551

		55,417

	Machinery — 0.5%
194	Caterpillar, Inc.	21,087
351	Dover Corp.	31,931

		53,018

	Professional Services — 0.0% (g)
4	Advisory Board Co. (The) (a)	188

	Road & Rail — 0.1%
500	Werner Enterprises, Inc.	13,260

	Trading Companies & Distributors — 0.1%
209	Fastenal Co.	10,350

	Total Industrials	495,867

	Information Technology — 3.8%
	IT Services — 0.7%
248	Automatic Data Processing, Inc.	19,627
99	International Business Machines Corp.	17,982
196	MasterCard, Inc., Class A	14,413
620	Total System Services, Inc.	19,465

		71,487

	Semiconductors & Semiconductor Equipment — 2.3%
3,987	Advanced Micro Devices, Inc. (a)	16,704
3,751	Intel Corp.	115,912
203	Linear Technology Corp.	9,565
219	Microchip Technology, Inc.	10,684
2,445	NVIDIA Corp.	45,335
843	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	18,024
751	Texas Instruments, Inc.	35,897

		252,121

	Software — 0.4%
741	salesforce.com, Inc. (a)	43,060

	Technology Hardware, Storage & Peripherals — 0.4%
739	Seagate Technology plc, (Ireland)	41,985

	Total Information Technology	408,653

	Materials — 1.1%
	Chemicals — 0.7%
5	Agrium, Inc., (Canada)	440
6	Air Products & Chemicals, Inc.	733
168	Cabot Corp.	9,765
281	E.I. du Pont de Nemours & Co.	18,389

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Chemicals — continued
569	OM Group, Inc.	18,437
206	Praxair, Inc.	27,408

		75,172

	Containers & Packaging — 0.2%
465	Bemis Co., Inc.	18,894
119	MeadWestvaco Corp.	5,267

		24,161

	Metals & Mining — 0.2%
1,536	Cliffs Natural Resources, Inc.	23,112

	Total Materials	122,445

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
2,347	AT&T, Inc.	82,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.2%
	Electric Utilities — 1.1%
699	Duke Energy Corp.	51,878
1,285	Southern Co. (The)	58,320
329	Xcel Energy, Inc.	10,598

		120,796

	Gas Utilities — 0.2%
281	National Fuel Gas Co.	22,002

	Multi-Utilities — 0.9%
451	Ameren Corp.	18,454
545	Consolidated Edison, Inc.	31,460
788	SCANA Corp.	42,425

		92,339

	Total Utilities	235,137

	Total Securities Sold Short (Proceeds $2,579,359)	$2,801,184

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2,674	E-mini S&P 500	09/19/14	$261,036	$203

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 141.0% (j)
Common Stocks — 139.8%
		Consumer Discretionary — 20.5%
		Auto Components — 1.4%
1		Lear Corp.	52
—	(h)	Magna International, Inc., (Canada)	40
2		TRW Automotive Holdings Corp. (a)	194

			286

		Automobiles — 0.8%
4		General Motors Co.	150

		Hotels, Restaurants & Leisure — 1.5%
1		Dunkin’ Brands Group, Inc.	27
3		Royal Caribbean Cruises Ltd.	191
—	(h)	Starbucks Corp.	17
—	(h)	Starwood Hotels & Resorts Worldwide, Inc.	29
1		Yum! Brands, Inc.	42

			306

		Household Durables — 1.2%
1		Harman International Industries, Inc.	104
6		PulteGroup, Inc.	122
—	(h)	Whirlpool Corp.	13

			239

		Internet & Catalog Retail — 0.4%
—	(h)	Amazon.com, Inc. (a)	81

		Media — 8.1%
1		CBS Corp. (Non-Voting), Class B	81
6		Comcast Corp., Class A	344
2		DISH Network Corp., Class A (a)	99
1		Time Warner Cable, Inc.	168
7		Time Warner, Inc.	470
1		Time, Inc. (a)	20
3		Twenty-First Century Fox, Inc., Class A	106
4		Walt Disney Co. (The)	311

			1,599

		Multiline Retail — 1.8%
5		Macy’s, Inc.	283
1		Nordstrom, Inc.	69

			352

		Specialty Retail — 4.7%
—	(h)	AutoZone, Inc. (a)	86
4		Home Depot, Inc. (The)	333
7		Lowe’s Cos., Inc.	344
3		TJX Cos., Inc. (The)	160

			923

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — 0.6%
2		V.F. Corp.	126

		Total Consumer Discretionary	4,062

		Consumer Staples — 13.3%
		Beverages — 4.0%
6		Coca-Cola Co. (The)	259
3		Coca-Cola Enterprises, Inc.	123
2		Constellation Brands, Inc., Class A (a)	176
3		Dr. Pepper Snapple Group, Inc.	169
1		Molson Coors Brewing Co., Class B	44
—	(h)	PepsiCo, Inc.	21

			792

		Food & Staples Retailing — 2.1%
1		Costco Wholesale Corp.	119
3		CVS Caremark Corp.	194
1		Kroger Co. (The)	56
1		Wal-Mart Stores, Inc.	44

			413

		Food Products — 3.4%
6		Archer-Daniels-Midland Co.	255
—	(h)	ConAgra Foods, Inc.	8
1		General Mills, Inc.	65
—	(h)	Kellogg Co.	17
9		Mondelez International, Inc., Class A	341

			686

		Household Products — 2.2%
1		Kimberly-Clark Corp.	67
5		Procter & Gamble Co. (The)	366

			433

		Personal Products — 0.1%
—	(h)	Estee Lauder Cos., Inc. (The), Class A	16

		Tobacco — 1.5%
4		Philip Morris International, Inc.	298

		Total Consumer Staples	2,638

		Energy — 11.6%
		Energy Equipment & Services — 2.8%
2		FMC Technologies, Inc. (a)	111
2		Halliburton Co.	111
3		Schlumberger Ltd.	330

			552

		Oil, Gas & Consumable Fuels — 8.8%
1		Anadarko Petroleum Corp.	56
1		Cheniere Energy, Inc. (a)	84

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
		Oil, Gas & Consumable Fuels — continued
2		Chevron Corp.	253
1		EOG Resources, Inc.	75
1		EQT Corp.	97
5		Exxon Mobil Corp.	533
2		Hess Corp.	172
8		Marathon Oil Corp.	316
1		Occidental Petroleum Corp.	107
1		QEP Resources, Inc.	21
1		Valero Energy Corp.	34

			1,748

		Total Energy	2,300

		Financials — 23.2%
		Banks — 6.6%
24		Bank of America Corp.	364
2		BB&T Corp.	67
5		Citigroup, Inc.	239
1		East West Bancorp, Inc.	19
1		PNC Financial Services Group, Inc. (The)	84
—	(h)	SVB Financial Group (a)	22
10		Wells Fargo & Co.	518

			1,313

		Capital Markets — 4.6%
8		Charles Schwab Corp. (The)	213
1		Goldman Sachs Group, Inc. (The)	114
4		Invesco Ltd.	154
11		Morgan Stanley	371
1		State Street Corp.	60

			912

		Consumer Finance — 0.6%
2		Capital One Financial Corp.	125

		Diversified Financial Services — 1.0%
1		Berkshire Hathaway, Inc., Class B (a)	131
—	(h)	Intercontinental Exchange, Inc.	53

			184

		Insurance — 6.2%
4		ACE Ltd., (Switzerland)	400
1		Aflac, Inc.	67
1		Axis Capital Holdings Ltd., (Bermuda)	44
—	(h)	Everest Re Group Ltd., (Bermuda)	39
3		Hartford Financial Services Group, Inc. (The)	125
1		Lincoln National Corp.	31
1		Marsh & McLennan Cos., Inc.	48

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — continued
4		MetLife, Inc.	232
2		Prudential Financial, Inc.	200
1		XL Group plc, (Ireland)	48

			1,234

		Real Estate Investment Trusts (REITs) — 4.2%
1		AvalonBay Communities, Inc.	145
1		Boston Properties, Inc.	124
4		DDR Corp.	71
6		DiamondRock Hospitality Co.	81
3		Duke Realty Corp.	60
1		Extra Space Storage, Inc.	45
2		General Growth Properties, Inc.	55
3		Highwoods Properties, Inc.	117
2		Liberty Property Trust	58
1		Mid-America Apartment Communities, Inc.	77

			833

		Total Financials	4,601

		Health Care — 16.6%
		Biotechnology — 4.5%
1		Alexion Pharmaceuticals, Inc. (a)	194
1		Biogen Idec, Inc. (a)	353
4		Celgene Corp. (a)	328
—	(h)	Vertex Pharmaceuticals, Inc. (a)	22

			897

		Health Care Equipment & Supplies — 3.3%
3		Abbott Laboratories	133
20		Boston Scientific Corp. (a)	254
1		CareFusion Corp. (a)	41
3		Stryker Corp.	221

			649

		Health Care Providers & Services — 3.1%
2		Aetna, Inc.	125
1		Humana, Inc.	179
—	(h)	McKesson Corp.	82
3		UnitedHealth Group, Inc.	235

			621

		Pharmaceuticals — 5.7%
6		Bristol-Myers Squibb Co.	305
7		Johnson & Johnson	724
2		Merck & Co., Inc.	94

			1,123

		Total Health Care	3,290

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
		Industrials — 14.8%
		Aerospace & Defense — 5.2%
4		Honeywell International, Inc.	349
—	(h)	Huntington Ingalls Industries, Inc.	—	(h)
2		L-3 Communications Holdings, Inc.	193
4		United Technologies Corp.	483

			1,025

		Airlines — 1.4%
4		Delta Air Lines, Inc.	146
3		United Continental Holdings, Inc. (a)	142

			288

		Building Products — 0.1%
1		Masco Corp.	26

		Construction & Engineering — 1.6%
4		Fluor Corp.	323

		Electrical Equipment — 1.2%
1		Eaton Corp. plc	68
3		Emerson Electric Co.	173

			241

		Industrial Conglomerates — 0.4%
3		General Electric Co.	73

		Machinery — 1.7%
1		Deere & Co.	63
3		PACCAR, Inc.	172
1		SPX Corp.	56
—	(h)	WABCO Holdings, Inc. (a)	38

			329

		Road & Rail — 2.8%
—	(h)	Canadian Pacific Railway Ltd., (Canada)	44
7		CSX Corp.	218
—	(h)	Norfolk Southern Corp.	24
3		Union Pacific Corp.	263

			549

		Trading Companies & Distributors — 0.4%
—	(h)	W.W. Grainger, Inc.	79

		Total Industrials	2,933

		Information Technology — 26.7%
		Communications Equipment — 3.0%
8		Cisco Systems, Inc.	198
3		Juniper Networks, Inc. (a)	68
4		QUALCOMM, Inc.	337

			603

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electronic Equipment, Instruments & Components — 0.1%
1		Corning, Inc.	16

		Internet Software & Services — 4.7%
2		eBay, Inc. (a)	84
1		Facebook, Inc., Class A (a)	45
1		Google, Inc., Class A (a)	413
1		Google, Inc., Class C (a)	395

			937

		IT Services — 3.5%
3		Accenture plc, (Ireland), Class A	238
—	(h)	Alliance Data Systems Corp. (a)	59
1		Cognizant Technology Solutions Corp., Class A (a)	45
—	(h)	International Business Machines Corp.	78
1		Visa, Inc., Class A	263
2		Xerox Corp.	20

			703

		Semiconductors & Semiconductor Equipment — 6.2%
1		Applied Materials, Inc.	13
1		ASML Holding N.V., (Netherlands)	75
5		Avago Technologies Ltd., (Singapore)	378
4		Freescale Semiconductor Ltd. (a)	98
3		KLA-Tencor Corp.	185
2		Lam Research Corp.	165
3		Maxim Integrated Products, Inc.	97
7		ON Semiconductor Corp. (a)	66
3		Teradyne, Inc.	65
2		Xilinx, Inc.	81

			1,223

		Software — 5.3%
3		Adobe Systems, Inc. (a)	211
3		Citrix Systems, Inc. (a)	161
12		Microsoft Corp.	481
2		Oracle Corp.	77
1		VMware, Inc., Class A (a)	115

			1,045

		Technology Hardware, Storage & Peripherals — 3.9%
7		Apple, Inc.	657
2		EMC Corp.	47
2		Hewlett-Packard Co.	73

			777

		Total Information Technology	5,304

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
		Materials — 5.5%
		Chemicals — 1.8%
1		Axiall Corp.	50
2		Dow Chemical Co. (The)	116
1		Monsanto Co.	136
1		Mosaic Co. (The)	58

			360

		Construction Materials — 0.2%
—	(h)	Martin Marietta Materials, Inc.	34

		Containers & Packaging — 1.0%
1		Ball Corp.	81
2		Crown Holdings, Inc. (a)	121

			202

		Metals & Mining — 2.5%
16		Alcoa, Inc.	235
5		Freeport-McMoRan Copper & Gold, Inc.	166
3		United States Steel Corp.	88

			489

		Total Materials	1,085

		Telecommunication Services — 1.8%
		Diversified Telecommunication Services — 1.8%
7		Verizon Communications, Inc.	355

		Utilities — 5.8%
		Electric Utilities — 3.5%
3		American Electric Power Co., Inc.	170
4		Edison International	222
6		Exelon Corp.	204
1		NextEra Energy, Inc.	108

			704

		Multi-Utilities — 2.3%
5		CMS Energy Corp.	153
1		Dominion Resources, Inc.	59
2		NiSource, Inc.	75
3		Public Service Enterprise Group, Inc.	108
1		Sempra Energy	60

			455

		Total Utilities	1,159

		Total Common Stocks (Cost $21,292)	27,727

Short-Term Investments — 1.2%
		Investment Company — 1.0%
200		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	200

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		U.S. Treasury Obligation — 0.2%
40		U.S. Treasury Bill, 0.081%, 05/28/15 (k) (n)	40

		Total Short-Term Investments (Cost $240)	240

		Total Investments — 141.0% (Cost $21,532)	27,967

		Liabilities in Excess of Other Assets — (41.0)%	(8,134)

		NET ASSETS — 100.0%	$19,833

SHARES
Short Positions — 41.2%
Common Stocks — 41.2%
		Consumer Discretionary — 6.6%
		Auto Components — 0.5%
2		BorgWarner, Inc.	107

		Automobiles — 0.2%
2		Ford Motor Co.	30

		Diversified Consumer Services — 0.2%
—	(h)	Graham Holdings Co., Class B	32

		Hotels, Restaurants & Leisure — 1.9%
—	(h)	Chipotle Mexican Grill, Inc. (a)	36
2		Choice Hotels International, Inc.	78
1		Darden Restaurants, Inc.	55
4		Hilton Worldwide Holdings, Inc. (a)	100
1		Marriott International, Inc., Class A	37
1		Tim Hortons, Inc., (Canada)	62

			368

		Internet & Catalog Retail — 1.1%
10		Groupon, Inc. (a)	68
—	(h)	Netflix, Inc. (a)	154

			222

		Leisure Products — 0.3%
1		Hasbro, Inc.	67

		Media — 1.7%
2		AMC Networks, Inc., Class A (a)	102
1		Discovery Communications, Inc., Class A (a)	43
3		Interpublic Group of Cos., Inc. (The)	64
3		News Corp., Class B (a)	53
1		Scripps Networks Interactive, Inc., Class A	76

			338

		Multiline Retail — 0.3%
1		Target Corp.	59

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
		Specialty Retail — 0.2%
—	(h)	Advance Auto Parts, Inc.	21
—	(h)	Bed Bath & Beyond, Inc. (a)	21

			42

		Textiles, Apparel & Luxury Goods — 0.2%
1		Under Armour, Inc., Class A (a)	46

		Total Consumer Discretionary	1,311

		Consumer Staples — 3.8%
		Beverages — 0.2%
—	(h)	Brown-Forman Corp., Class B	40

		Food & Staples Retailing — 1.0%
3		Sysco Corp.	99
2		Whole Foods Market, Inc.	96

			195

		Food Products — 1.3%
1		Campbell Soup Co.	61
1		Hershey Co. (The)	133
—	(h)	Keurig Green Mountain, Inc.	22
—	(h)	Mead Johnson Nutrition Co.	43

			259

		Household Products — 1.1%
2		Church & Dwight Co., Inc.	111
1		Clorox Co. (The)	76
—	(h)	Energizer Holdings, Inc.	40

			227

		Tobacco — 0.2%
1		Altria Group, Inc.	39

		Total Consumer Staples	760

		Energy — 1.4%
		Energy Equipment & Services — 0.1%
1		Tenaris S.A., (Luxembourg), ADR	27

		Oil, Gas & Consumable Fuels — 1.3%
1		Energen Corp.	49
1		Kinder Morgan, Inc.	38
1		ONEOK, Inc.	53
4		Peabody Energy Corp.	59
2		WPX Energy, Inc. (a)	56

			255

		Total Energy	282

SHARES		SECURITY DESCRIPTION	VALUE($)

		Financials — 7.7%
		Banks — 2.0%
3		BancorpSouth, Inc.	74
1		Bank of Hawaii Corp.	41
—	(h)	Cullen/Frost Bankers, Inc.	26
1		Hancock Holding Co.	29
4		KeyCorp	50
—	(h)	M&T Bank Corp.	30
—	(h)	Signature Bank (a)	21
1		UMB Financial Corp.	43
3		Valley National Bancorp	33
1		Zions Bancorporation	39

			386

		Capital Markets — 0.6%
—	(h)	Ameriprise Financial, Inc.	39
—	(h)	BlackRock, Inc.	13
1		Federated Investors, Inc., Class B	20
—	(h)	Franklin Resources, Inc.	28
—	(h)	Northern Trust Corp.	16

			116

		Diversified Financial Services — 0.3%
1		NASDAQ OMX Group, Inc. (The)	27
1		Voya Financial, Inc.	38

			65

		Insurance — 2.5%
1		Allstate Corp. (The)	50
—	(h)	Aon plc, (United Kingdom)	31
—	(h)	Arch Capital Group Ltd., (Bermuda) (a)	28
1		Assurant, Inc.	52
1		Chubb Corp. (The)	59
—	(h)	PartnerRe Ltd., (Bermuda)	21
1		Principal Financial Group, Inc.	30
3		Progressive Corp. (The)	84
1		Torchmark Corp.	70
1		W.R. Berkley Corp.	68

			493

		Real Estate Investment Trusts (REITs) — 2.3%
1		Equity Residential	62
—	(h)	Federal Realty Investment Trust	58
1		Home Properties, Inc.	52
1		Hudson Pacific Properties, Inc.	20
4		Kimco Realty Corp.	86
—	(h)	Public Storage	24
—	(h)	SL Green Realty Corp.	26

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
		Real Estate Investment Trusts (REITs) — continued
1		Tanger Factory Outlet Centers, Inc.	22
1		UDR, Inc.	22
1		Ventas, Inc.	63
1		Washington Real Estate Investment Trust	25

			460

		Total Financials	1,520

		Health Care — 4.1%
		Biotechnology — 1.2%
—	(h)	Amgen, Inc.	31
1		Isis Pharmaceuticals, Inc. (a)	46
1		Medivation, Inc. (a)	73
—	(h)	Regeneron Pharmaceuticals, Inc. (a)	65
—	(h)	United Therapeutics Corp. (a)	32

			247

		Health Care Equipment & Supplies — 0.9%
1		Becton, Dickinson and Co.	59
—	(h)	Medtronic, Inc.	22
1		Zimmer Holdings, Inc.	104

			185

		Health Care Providers & Services — 1.2%
2		AmerisourceBergen Corp.	112
1		Cardinal Health, Inc.	38
1		Express Scripts Holding Co. (a)	38
1		Premier, Inc., Class A (a)	19
—	(h)	WellPoint, Inc.	24

			231

		Pharmaceuticals — 0.8%
1		AbbVie, Inc.	37
1		Eli Lilly & Co.	63
1		Hospira, Inc. (a)	51

			151

		Total Health Care	814

		Industrials — 4.1%
		Aerospace & Defense — 1.0%
1		Boeing Co. (The)	111
1		Lockheed Martin Corp.	95

			206

		Airlines — 0.2%
2		Southwest Airlines Co.	46

		Commercial Services & Supplies — 0.2%
1		ADT Corp. (The)	40

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment — 0.5%
1		Rockwell Automation, Inc.	106

		Industrial Conglomerates — 0.1%
—	(h)	Danaher Corp.	9

		Machinery — 0.5%
1		Dover Corp.	60
—	(h)	Illinois Tool Works, Inc.	42

			102

		Professional Services — 0.1%
—	(h)	Advisory Board Co. (The) (a)	22

		Road & Rail — 0.7%
3		Heartland Express, Inc.	56
1		Knight Transportation, Inc.	25
2		Werner Enterprises, Inc.	47

			128

		Trading Companies & Distributors — 0.8%
3		Fastenal Co.	124
1		GATX Corp.	36

			160

		Total Industrials	819

		Information Technology — 7.2%
		Internet Software & Services — 1.3%
1		AOL, Inc. (a)	48
1		LinkedIn Corp., Class A (a)	115
2		Twitter, Inc. (a)	94

			257

		IT Services — 0.2%
—	(h)	Automatic Data Processing, Inc.	9
—	(h)	Paychex, Inc.	10
1		Total System Services, Inc.	29

			48

		Semiconductors & Semiconductor Equipment — 4.7%
1		Analog Devices, Inc.	41
4		Atmel Corp. (a)	39
5		Intel Corp.	163
3		Linear Technology Corp.	155
4		Microchip Technology, Inc.	181
10		NVIDIA Corp.	190
1		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	23
3		Texas Instruments, Inc.	131

			923

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	29

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
		Software — 1.0%
1		Electronic Arts, Inc. (a)	29
—	(h)	Red Hat, Inc. (a)	14
2		salesforce.com, Inc. (a)	112
—	(h)	Workday, Inc., Class A (a)	40

			195

		Technology Hardware, Storage & Peripherals — 0.0% (g)
—	(h)	Seagate Technology plc, (Ireland)	7

		Total Information Technology	1,430

		Materials — 3.2%
		Chemicals — 2.1%
1		Cabot Corp.	44
1		E.I. du Pont de Nemours & Co.	80
2		OM Group, Inc.	51
1		Praxair, Inc.	183
1		Valspar Corp. (The)	61

			419

		Containers & Packaging — 0.5%
1		Bemis Co., Inc.	53
1		MeadWestvaco Corp.	39

			92

		Metals & Mining — 0.6%
4		Cliffs Natural Resources, Inc.	66
1		Nucor Corp.	58

			124

		Total Materials	635

SHARES		SECURITY DESCRIPTION	VALUE($)

		Telecommunication Services — 0.8%
		Diversified Telecommunication Services — 0.6%
3		AT&T, Inc.	114

		Wireless Telecommunication Services — 0.2%
5		Sprint Corp. (a)	39

		Total Telecommunication Services	153

		Utilities — 2.3%
		Electric Utilities — 0.8%
1		PPL Corp.	19
3		Southern Co. (The)	136

			155

		Multi-Utilities — 1.0%
2		Consolidated Edison, Inc.	92
1		PG&E Corp.	41
1		SCANA Corp.	32
1		Wisconsin Energy Corp.	25

			190

		Water Utilities — 0.5%
—	(h)	American Water Works Co., Inc.	10
3		Aqua America, Inc.	90

			100

		Total Utilities	445

		Total Securities Sold Short (Proceeds $7,344)	$8,169

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	09/19/14	$195	$2

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

J.P. Morgan Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

ADR	— American Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$364,624		$13,216,994	$27,767
Investments in affiliates, at value	6,583		375,737	200

Total investment securities, at value	371,207		13,592,731	27,967
Cash	30		1,174	3
Deposits at broker for futures contracts	320		13,090	—
Receivables:
Investment securities sold	15,418		77,872	79
Fund shares sold	369		42,335	47
Dividends from non-affiliates	402		10,306	27
Dividends from affiliates	—	(a)	2	—	(a)
Variation margin on futures contracts	1		43	—	(a)
Due from Adviser	—		—	16

Total Assets	387,747		13,737,553	28,139

LIABILITIES:
Payables:
Securities sold short, at value	82,572		2,801,184	8,169
Dividend expense to non-affiliates on securities sold short	60		2,713	6
Investment securities purchased	15,618		137,770	68
Interest expense to non-affiliates on securities sold short	38		1,716	—	(a)
Fund shares redeemed	90		19,139	—
Accrued liabilities:
Investment advisory fees	191		6,260	—
Administration fees	20		723	—
Shareholder servicing fees	—		1,699	4
Distribution fees	19		358	—	(a)
Custodian and accounting fees	22		225	25
Trustees’ and Chief Compliance Officer’s fees	—	(a)	4	—	(a)
Other	77		675	34

Total Liabilities	98,707		2,972,466	8,306

Net Assets	$289,040		$10,765,087	$19,833

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid-in-Capital	$210,235	$6,985,150	$13,465
Accumulated undistributed (distributions in excess of) net investment income	805	20,407	26
Accumulated net realized gains (losses)	8,715	131,017	730
Net unrealized appreciation (depreciation)	69,285	3,628,513	5,612

Total Net Assets	$289,040	$10,765,087	$19,833

Net Assets:
Class A	$93,114	$955,036	$1,499
Class C	1,004	264,106	301
Class R2	—	5,273	96
Class R5	—	263,148	89
Class R6	—	—	79
Select Class	194,922	9,277,524	17,769

Total	$289,040	$10,765,087	$19,833

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,261	32,376	64
Class C	58	9,153	13
Class R2	—	181	4
Class R5	—	8,814	4
Class R6	—	—	3
Select Class	10,904	311,999	755

Net Asset Value (a):
Class A — Redemption price per share	$17.70	$29.50	$23.38
Class C — Offering price per share (b)	17.19	28.85	23.15
Class R2 — Offering and redemption price per share	—	29.14	23.34
Class R5 — Offering and redemption price per share	—	29.86	23.60
Class R6 — Offering and redemption price per share	—	—	23.62
Select Class — Offering and redemption price per share	17.88	29.74	23.53
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.68	$31.13	$24.68

Cost of investments in non-affiliates	$289,762	$9,366,859	$21,332
Cost of investments in affiliates	6,583	375,737	200
Proceeds from securities sold short	76,970	2,579,359	7,344

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,716	$219,067	$424
Dividend income from affiliates	1	42	—	(a)

Total investment income	5,717	219,109	424

EXPENSES:
Investment advisory fees	2,469	94,071	172
Administration fees	199	7,860	14
Distribution fees:
Class A	189	2,126	2
Class C	6	1,790	2
Class R2	—	23	—	(a)
Shareholder servicing fees:
Class A	189	2,126	2
Class C	2	597	1
Class R2	—	11	—	(a)
Class R5	—	107	—	(a)
Select Class	406	20,250	40
Custodian and accounting fees	37	385	47
Interest expense to affiliates	— (a)	—	—
Professional fees	61	134	59
Trustees’ and Chief Compliance Officer’s fees	2	96	—	(a)
Printing and mailing costs	15	239	3
Registration and filing fees	144	312	81
Transfer agent fees	168	2,883	11
Other	9	139	8
Dividend expense to non-affiliates on securities sold short	915	61,314	138
Interest expense to non-affiliates on securities sold short	455	18,476	39

Total expenses	5,266	212,939	619

Less amounts waived	(1,208)	(31,321)	(184)
Less expense reimbursements	—	—	(82)

Net expenses	4,058	181,618	353

Net investment income (loss)	1,659	37,491	71

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,884	1,168,795	1,982
Futures	1,114	27,590	54
Securities sold short	(10,896)	(452,389)	(982)

Net realized gain (loss)	15,102	743,996	1,054

Distributions of realized gains by investment company affiliates	— (a)	3	—	(a)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	34,490	1,511,005	2,976
Futures	23	(172)	6
Securities sold short	(2,519)	(71,386)	(165)

Change in net unrealized appreciation/depreciation	31,994	1,439,447	2,817

Net realized/unrealized gains (losses)	47,096	2,183,446	3,871

Change in net assets resulting from operations	$48,755	$2,220,937	$3,942

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,659	$2,576	$37,491	$52,326
Net realized gain (loss)	15,102	13,832	743,996	695,140
Distributions of capital gains received from investment company affiliates	— (a)	—	3	—
Change in net unrealized appreciation/depreciation	31,994	13,399	1,439,447	892,784

Change in net assets resulting from operations	48,755	29,807	2,220,937	1,640,250

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(437)	(831)	(1,718)	(3,361)
From net realized gains	(4,624)	(1,231)	(68,318)	(28,232)
Class C
From net investment income	(1)	(5)	—	(1)
From net realized gains	(47)	(12)	(19,279)	(8,695)
Class R2
From net investment income	—	—	(2)	(13)
From net realized gains	—	—	(364)	(131)
Class R5
From net investment income	—	—	(1,381)	(1,331)
From net realized gains	—	—	(14,912)	(6,012)
Select Class
From net investment income	(1,087)	(2,236)	(34,149)	(45,754)
From net realized gains	(10,663)	(2,997)	(645,480)	(260,771)

Total distributions to shareholders	(16,859)	(7,312)	(785,603)	(354,301)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	82,205	(9,988)	1,255,455	182,071

NET ASSETS:
Change in net assets	114,101	12,507	2,690,789	1,468,020
Beginning of period	174,939	162,432	8,074,298	6,606,278

End of period	$289,040	$174,939	$10,765,087	$8,074,298

Accumulated undistributed (distributions in excess of) net investment income	$805	$754	$20,407	$20,652

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$71	$66
Net realized gain (loss)	1,054	980
Distributions of capital gains received from investment company affiliates	— (a)	—
Change in net unrealized appreciation/depreciation	2,817	1,698

Change in net assets resulting from operations	3,942	2,744

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3)	(2)
From net realized gains	(51)	(2)
Class C
From net investment income	— (a)	— (a)
From net realized gains	(12)	(1)
Class R2
From net investment income	— (a)	— (a)
From net realized gains	(6)	(1)
Class R5
From net investment income	(1)	(1)
From net realized gains	(5)	(1)
Class R6
From net investment income	— (a)	— (a)
From net realized gains	(5)	(1)
Select Class
From net investment income	(76)	(100)
From net realized gains	(1,038)	(154)

Total distributions to shareholders	(1,197)	(263)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,561	315

NET ASSETS:
Change in net assets	5,306	2,796
Beginning of period	14,527	11,731

End of period	$19,833	$14,527

Accumulated undistributed (distributions in excess of) net investment income	$26	$36

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,409	$27,380	$235,356	$186,289
Distributions reinvested	4,750	2,059	67,920	29,707
Cost of shares redeemed	(20,803)	(19,078)	(220,405)	(236,435)

Change in net assets resulting from Class A capital transactions	$24,356	$10,361	$82,871	$(20,439)

Class C
Proceeds from shares issued	$476	$130	$34,381	$13,119
Distributions reinvested	45	17	15,760	6,929
Cost of shares redeemed	(83)	(242)	(36,278)	(42,528)

Change in net assets resulting from Class C capital transactions	$438	$(95)	$13,863	$(22,480)

Class R2
Proceeds from shares issued	$—	$—	$2,542	$2,297
Distributions reinvested	—	—	205	77
Cost of shares redeemed	—	—	(1,908)	(1,098)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$839	$1,276

Class R5
Proceeds from shares issued	$—	$—	$111,083	$16,274
Distributions reinvested	—	—	7,231	3,145
Cost of shares redeemed	—	—	(32,027)	(37,559)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$86,287	$(18,140)

Select Class
Proceeds from shares issued	$53,547	$10,129	$1,629,524	$1,052,635
Distributions reinvested	11,729	3,145	444,889	101,644
Cost of shares redeemed	(7,865)	(33,528)	(1,002,818)	(912,425)

Change in net assets resulting from Select Class capital transactions	$57,411	$(20,254)	$1,071,595	$241,854

Total change in net assets resulting from capital transactions	$82,205	$(9,988)	$1,255,455	$182,071

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	2,439	1,888	8,531	7,923
Reinvested	294	152	2,573	1,355
Redeemed	(1,261)	(1,331)	(8,027)	(10,120)

Change in Class A Shares	1,472	709	3,077	(842)

Class C
Issued	29	9	1,275	567
Reinvested	3	1	610	323
Redeemed	(5)	(17)	(1,342)	(1,855)

Change in Class C Shares	27	(7)	543	(965)

Class R2
Issued	—	—	94	100
Reinvested	—	—	8	3
Redeemed	—	—	(71)	(47)

Change in Class R2 Shares	—	—	31	56

Class R5
Issued	—	—	4,114	689
Reinvested	—	—	270	142
Redeemed	—	—	(1,145)	(1,575)

Change in Class R5 Shares	—	—	3,239	(744)

Select Class
Issued	3,164	720	58,599	44,733
Reinvested	719	230	16,699	4,597
Redeemed	(463)	(2,359)	(36,104)	(38,859)

Change in Select Class Shares	3,420	(1,409)	39,194	10,471

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

	U.S. Research Equity Plus Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,251	$186
Distributions reinvested	54	4
Cost of shares redeemed	(202)	(102)

Change in net assets resulting from Class A capital transactions	$1,103	$88

Class C
Proceeds from shares issued	$175	$19
Distributions reinvested	11	1
Cost of shares redeemed	(33)	— (a)

Change in net assets resulting from Class C capital transactions	$153	$20

Class R2
Proceeds from shares issued	$6	$2
Distributions reinvested	6	1

Change in net assets resulting from Class R2 capital transactions	$12	$3

Class R5
Distributions reinvested	$6	$2

Change in net assets resulting from Class R5 capital transactions	$6	$2

Class R6
Distributions reinvested	$5	$1

Change in net assets resulting from Class R6 capital transactions	$5	$1

Select Class
Proceeds from shares issued	$407	$44
Distributions reinvested	1,113	254
Cost of shares redeemed	(238)	(97)

Change in net assets resulting from Select Class capital transactions	$1,282	$201

Total change in net assets resulting from capital transactions	$2,561	$315

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Year Ended June 30, 2014		Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	56		10
Reinvested	3		—	(a)
Redeemed	(9)		(5)

Change in Class A Shares	50		5

Class C
Issued	9		1
Reinvested	—	(a)	—	(a)
Redeemed	(2)		—	(a)

Change in Class C Shares	7		1

Class R2
Issued	1		—	(a)
Reinvested	—	(a)	—	(a)

Change in Class R2 Shares	1		—	(a)

Class R5
Reinvested	1		—	(a)

Change in Class R5 Shares	1		—	(a)

Class R6
Reinvested	—	(a)	—	(a)

Change in Class R6 Shares	—	(a)	—	(a)

Select Class
Issued	19		1
Reinvested	53		15
Redeemed	(10)		(5)

Change in Select Class Shares	62		11

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$48,755

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(297,732)
Proceeds from disposition of investment securities	213,465
Covers of investment securities sold short	(83,789)
Proceeds from investment securities sold short	106,617
Purchases of short-term investments, net	(4,927)
Change in unrealized (appreciation)/depreciation on investments	(34,490)
Change in unrealized (appreciation)/depreciation on securities sold short	2,519
Net realized (gain)/ loss on investments	(24,884)
Net realized (gain)/ loss on securities sold short	10,896
Decrease in deposits at broker for futures contracts	70
Increase in receivable for investment securities sold	(13,744)
Increase in dividends from non-affiliates receivable	(205)
Decrease in dividends from affiliates receivable	— (a)
Increase in variation margin receivable	(1)
Increase in interest expense payable on securities sold short	16
Increase in payable for investment securities purchased	12,063
Decrease in variation margin payable	(13)
Increase in dividends payable on securities sold short	36
Increase in accrued expenses and other liabilities	123

Net cash provided (used) by operating activities	(65,225)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	94,272
Payment for shares redeemed	(28,682)
Cash distributions paid to shareholders (net of reinvestments of $16,524)	(335)

Net cash provided (used) by financing activities	65,255

Net increase/decrease in cash	30

Cash:
Beginning of period	—

End of period	$30

Supplemental disclosure of cash flow information:

The Fund paid $439 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	41

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2014 (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$2,220,937

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(10,906,955)
Proceeds from disposition of investment securities	10,540,236
Covers of investment securities sold short	(3,833,304)
Proceeds from investment securities sold short	3,806,085
Purchases of short-term investments, net	(46,244)
Change in unrealized (appreciation)/depreciation on investments	(1,511,005)
Change in unrealized (appreciation)/depreciation on securities sold short	71,386
Net realized (gain)/ loss on investments	(1,168,795)
Net realized (gain)/ loss on securities sold short	452,389
Increase in deposits at broker for futures contracts	(1,540)
Decrease in receivable for investment securities sold	194,409
Decrease in dividends from non-affiliates receivable	15
Decrease in dividends from affiliates receivable	5
Increase in variation margin receivable	(43)
Increase in interest expense payable on securities sold short	482
Decrease in payable for investment securities purchased	(275,568)
Decrease in variation margin payable	(182)
Increase in dividends payable on securities sold short	238
Increase in accrued expenses and other liabilities	2,665

Net cash provided (used) by operating activities	(454,789)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,983,835
Payment for shares redeemed	(1,278,274)
Cash distributions paid to shareholders (net of reinvestments of $536,005)	(249,598)

Net cash provided (used) by financing activities	455,963

Net increase/decrease in cash	1,174

Cash:
Beginning of period	—

End of period	$1,174

Supplemental disclosure of cash flow information:

The Fund paid $17,994 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$3,942

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(19,596)
Proceeds from disposition of investment securities	15,998
Covers of investment securities sold short	(5,198)
Proceeds from investment securities sold short	7,223
Sales of short-term investments, net	28
Change in unrealized (appreciation)/depreciation on investments	(2,976)
Change in unrealized (appreciation)/depreciation on securities sold short	165
Net realized (gain)/ loss on investments	(1,982)
Net realized (gain)/ loss on securities sold short	982
Decrease in due from Adviser	4
Decrease in receivable for investment securities sold	139
Increase in dividends from non-affiliates receivable	(7)
Increase in payable for investment securities purchased	(60)
Decrease in variation margin payable	(1)
Decrease in dividends payable on securities sold short	— (a)
Increase in accrued expenses and other liabilities	24

Net cash provided (used) by operating activities	(1,315)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,793
Payment for shares redeemed	(473)
Cash distributions paid to shareholders (net of reinvestments of $1,195)	(2)

Net cash provided (used) by financing activities	1,318

Net increase/decrease in cash	3

Cash:
Beginning of period	—

End of period	$3

Supplemental disclosure of cash flow information:

The Fund paid $39 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2014	$15.40	$0.09	(e)(f)	$3.36	$3.45	$(0.10)	$(1.05)	$(1.15)
Year Ended June 30, 2013	13.46	0.19	(e)(g)	2.39	2.58	(0.25)	(0.39)	(0.64)
Year Ended June 30, 2012	15.02	0.08	(e)	0.26	0.34	(0.03)	(1.87)	(1.90)
Year Ended June 30, 2011	11.84	0.01	(e)	3.23	3.24	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.79	0.03	(e)	1.07	1.10	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2014	14.99	—	(e)(f)(h)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(e)(g)	2.33	2.45	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(e)	0.25	0.26	—	(1.87)	(1.87)
Year Ended June 30, 2011	11.61	(0.04	)(e)	3.14	3.10	—	—	—
Year Ended June 30, 2010	10.61	(0.04	)(e)	1.06	1.02	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2014	15.51	0.13	(e)(f)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(e)(g)	2.40	2.64	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(e)	0.28	0.39	(0.05)	(1.87)	(1.92)
Year Ended June 30, 2011	11.89	0.06	(e)	3.22	3.28	(0.09)	—	(0.09)
Year Ended June 30, 2010	10.82	0.06	(e)	1.08	1.14	(0.07)	—	(0.07)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.29% and 1.79% for the year ended June 30, 2014, 1.29% and 1.99% for 2013, 1.40% and 2.03% for 2012, 1.39% and 1.98% for 2011, and 1.39% and 2.00% for 2010; for Class C are 1.79% and 2.29% for the year ended June 30, 2014, 1.78% and 2.48% for 2013, 1.90% and 2.53% for 2012, 1.89% and 2.48% for 2011, and 1.89% and 2.50% for 2010; for Select Class are 1.04% and 1.54% for 2014, 1.05% and 1.74% for 2013, 1.15% and 1.77% for 2012, 1.14% and 1.73% for 2011, 1.14% and 1.75% for 2010, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$17.70	23.12%	$93,114	1.87%	0.53	%(f)	2.37%	72%	109%
15.40	19.93	58,372	1.95	1.29	(g)	2.65	101	135
13.46	4.02	41,459	1.91	0.57		2.54	456	583
15.02	27.36	39,904	1.89	0.10		2.48	465	651
11.84	10.15	23,847	1.87	0.24		2.48	679	925

17.19	22.48	1,004	2.37	0.02	(f)	2.87	72	109
14.99	19.36	463	2.44	0.88	(g)	3.14	101	135
13.10	3.49	492	2.41	0.06		3.04	456	583
14.71	26.70	461	2.39	(0.33)		2.98	465	651
11.61	9.61	1,496	2.37	(0.31)		2.98	679	925

17.88	23.46	194,922	1.62	0.78	(f)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(g)	2.40	101	135
13.55	4.33	120,481	1.66	0.83		2.28	456	583
15.08	27.60	123,474	1.64	0.41		2.23	465	651
11.89	10.43	180,298	1.62	0.47		2.23	679	925

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2014	$25.37	$0.05	(e)(f)	$6.44	$6.49	$(0.05)	$(2.31)	$(2.36)
Year Ended June 30, 2013	21.30	0.12	(e)(g)	5.04	5.16	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2012	21.26	0.09	(e)	0.03	0.12	(0.08)	—	(0.08)
Year Ended June 30, 2011	16.72	0.05	(e)	4.54	4.59	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.62	0.05	(e)	2.15	2.20	(0.10)	—	(0.10)

Class C
Year Ended June 30, 2014	24.93	(0.09	)(e)(f)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(e)(g)(h)	4.96	4.96	— (h)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(e)	0.03	0.02	—	—	—
Year Ended June 30, 2011	16.50	(0.05	)(e)	4.48	4.43	—	—	—
Year Ended June 30, 2010	14.47	(0.04	)(e)	2.12	2.08	(0.05)	—	(0.05)

Class R2
Year Ended June 30, 2014	25.11	(0.02	)(e)(f)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(e)(g)	4.99	5.05	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(e)	0.02	0.06	(0.06)	—	(0.06)
Year Ended June 30, 2011	16.66	(0.01	)(e)	4.53	4.52	(0.05)	—	(0.05)
Year Ended June 30, 2010	14.56	0.01	(e)	2.13	2.14	(0.04)	—	(0.04)

Class R5
Year Ended June 30, 2014	25.64	0.18	(e)(f)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(e)(g)	5.10	5.32	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(e)	0.01	0.21	(0.17)	—	(0.17)
Year Ended June 30, 2011	16.87	0.14	(e)	4.59	4.73	(0.13)	—	(0.13)
Year Ended June 30, 2010	14.72	0.11	(e)	2.18	2.29	(0.14)	—	(0.14)

Select Class
Year Ended June 30, 2014	25.55	0.12	(e)(f)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(e)(g)	5.08	5.26	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(e)	0.03	0.17	(0.13)	—	(0.13)
Year Ended June 30, 2011	16.82	0.10	(e)	4.57	4.67	(0.09)	—	(0.09)
Year Ended June 30, 2010	14.69	0.09	(e)	2.15	2.24	(0.11)	—	(0.11)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.29% and 1.63% for the year ended June 30, 2014, 1.29% and 1.63% for 2013, 1.40% and 1.64% for 2012, 1.39% and 1.63% for 2011 and 1.39% and 1.66% for 2010; for Class C are 1.79% and 2.12% for the year ended June 30, 2014, 1.80% and 2.13% for 2013, 1.90% and 2.14% for 2012, 1.89% and 2.13% for 2011 and 1.89% and 2.16% for 2010; for Class R2 are 1.54% and 1.88% for the year ended June 30, 2014, 1.54% and 1.88% for 2013, 1.65% and 1.89% for 2012, 1.64% and 1.87% for 2011 and 1.64% and 1.91% for 2010; for Class R5 are 0.85% and 1.18% for the year ended June 30, 2014, 0.85% and 1.19% for 2013, 0.95% and 1.19% for 2012, 0.94% and 1.17% for 2011 and 0.94% and 1.21% for 2010; for Select Class are 1.04% and 1.38% for the year ended June 30, 2014, 1.05% and 1.38% for 2013, 1.15% and 1.39% for 2012, 1.14% and 1.38% for 2011 and 1.14% and 1.41% for 2010, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), ($0.02), $0.17 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, (0.09)%, 0.62% and 0.42% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$29.50	26.73%	$955,036	2.14%	0.19	%(f)	2.48%	90%	122%
25.37	25.08	743,290	2.21	0.49	(g)	2.55	90	119
21.30	0.57	642,076	2.13	0.45		2.37	99	129
21.26	27.49	761,412	1.98	0.25		2.22	73	102
16.72	14.98	428,928	1.98	0.27		2.25	109	150

28.85	26.09	264,106	2.64	(0.32	)(f)	2.97	90	122
24.93	24.44	214,660	2.72	0.00	(g)(i)	3.05	90	119
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129
20.93	26.85	228,276	2.48	(0.25)		2.72	73	102
16.50	14.36	138,023	2.48	(0.23)		2.75	109	150

29.14	26.41	5,273	2.39	(0.07	)(f)	2.73	90	122
25.11	24.74	3,766	2.46	0.27	(g)	2.80	90	119
21.13	0.33	1,993	2.38	0.19		2.62	99	129
21.13	27.13	1,329	2.23	(0.03)		2.46	73	102
16.66	14.70	318	2.23	0.05		2.50	109	150

29.86	27.29	263,148	1.70	0.64	(f)	2.03	90	122
25.64	25.66	142,927	1.77	0.95	(g)	2.11	90	119
21.51	1.05	135,934	1.68	0.96		1.92	99	129
21.47	28.05	41,988	1.53	0.67		1.76	73	102
16.87	15.50	9,369	1.53	0.64		1.80	109	150

29.74	27.05	9,277,524	1.89	0.44	(f)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(g)	2.30	90	119
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129
21.40	27.78	6,406,976	1.73	0.50		1.97	73	102
16.82	15.22	4,671,839	1.73	0.52		2.00	109	150

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund
Class A
Year Ended June 30, 2014	$20.00	$0.04	(g)(h)	$4.92	$4.96	$(0.08)	$(1.50)	$(1.58)
Year Ended June 30, 2013	16.59	0.05	(g)(i)	3.72	3.77	(0.13)	(0.23)	(0.36)
Year Ended June 30, 2012	16.66	0.04		0.22	0.26	(0.02)	(0.31)	(0.33)
Year Ended June 30, 2011	13.01	0.03		3.65	3.68	(0.03)	—	(0.03)
April 1, 2010(j) through June 30, 2010	15.00	0.01		(2.00)	(1.99)	—	—	—

Class C
Year Ended June 30, 2014	19.85	(0.06	)(g)(h)	4.86	4.80	— (k)	(1.50)	(1.50)
Year Ended June 30, 2013	16.45	(0.04	)(g)(i)	3.70	3.66	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	16.60	(0.01)		0.17	0.16	—	(0.31)	(0.31)
Year Ended June 30, 2011	12.99	(0.05)		3.66	3.61	—	—	—
April 1, 2010(j) through June 30, 2010	15.00	(0.01)		(2.00)	(2.01)	—	—	—

Class R2
Year Ended June 30, 2014	19.97	(0.01	)(g)(h)	4.90	4.89	(0.02)	(1.50)	(1.52)
Year Ended June 30, 2013	16.54	—	(g)(i)(l)	3.72	3.72	(0.06)	(0.23)	(0.29)
Year Ended June 30, 2012	16.64	0.02		0.19	0.21	—	(0.31)	(0.31)
Year Ended June 30, 2011	13.00	(0.01)		3.66	3.65	(0.01)	—	(0.01)
April 1, 2010(j) through June 30, 2010	15.00	—	(l)	(2.00)	(2.00)	—	—	—

Class R5
Year Ended June 30, 2014	20.14	0.14	(g)(h)	4.96	5.10	(0.14)	(1.50)	(1.64)
Year Ended June 30, 2013	16.68	0.13	(g)(i)	3.74	3.87	(0.18)	(0.23)	(0.41)
Year Ended June 30, 2012	16.71	0.13		0.20	0.33	(0.05)	(0.31)	(0.36)
Year Ended June 30, 2011	13.02	0.10		3.67	3.77	(0.08)	—	(0.08)
April 1, 2010(j) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—

Class R6
Year Ended June 30, 2014	20.16	0.15	(g)(h)	4.96	5.11	(0.15)	(1.50)	(1.65)
Year Ended June 30, 2013	16.69	0.14	(g)(i)	3.75	3.89	(0.19)	(0.23)	(0.42)
Year Ended June 30, 2012	16.71	0.14		0.20	0.34	(0.05)	(0.31)	(0.36)
May 31, 2011(m) through June 30, 2011	16.99	0.01		(0.29)	(0.28)	—	—	—

Select Class
Year Ended June 30, 2014	20.10	0.10	(g)(h)	4.93	5.03	(0.10)	(1.50)	(1.60)
Year Ended June 30, 2013	16.64	0.09	(g)(i)	3.74	3.83	(0.14)	(0.23)	(0.37)
Year Ended June 30, 2012	16.69	0.10		0.19	0.29	(0.03)	(0.31)	(0.34)
Year Ended June 30, 2011	13.02	0.07		3.66	3.73	(0.06)	—	(0.06)
April 1, 2010(j) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.25% and 2.81% for the year ended June 30, 2014, 1.25% and 2.86% for 2013, 1.25% and 3.22% for 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.75% and 3.29% for the year ended June 30, 2014, 1.75% and 3.40% for 2013, 1.75% and 3.74% for 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 3.04% for the year ended June 30, 2014, 1.50% and 3.15% for the year ended June 30, 2013, 1.50% and 3.49% for 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.34% for the year ended June 30, 2014, 0.80% and 2.45% for the year ended June 30, 2013, 0.80% and 2.79% for 2012, 0.80% and 3.82% for 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are 0.75% and 2.29% for the year ended June 30, 2014, 0.75% and 2.40% for the year ended June 30, 2013, 0.75% and 2.74% for 2012 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.54% for the year ended June 30, 2014, 1.00% and 2.66% for the year ended June 30, 2013, 1.00% and 2.99% for 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$23.38	25.79%	$1,499	2.28%	0.19	%(h)	3.84%		69%	101%
20.00	23.01	277	2.52	0.28	(i)	4.13		67	88
16.59	1.77	146	2.34	0.40		4.31		57	75
16.66	28.32	63	2.33	0.19		5.33		91	125
13.01	(13.27)	43	2.35	0.24		7.15	(k)	34	80

23.15	25.12	301	2.78	(0.30	)(h)	4.32		69	101
19.85	22.42	116	3.01	(0.23	)(i)	4.67		67	88
16.45	1.18	78	2.84	(0.10)		4.83		57	75
16.60	27.79	55	2.83	(0.31)		5.85		91	125
12.99	(13.40)	43	2.85	(0.26)		7.63	(k)	34	80

23.34	25.44	96	2.53	(0.06	)(h)	4.07		69	101
19.97	22.72	71	2.77	0.01	(i)	4.42		67	88
16.54	1.48	56	2.59	0.16		4.58		57	75
16.64	28.05	56	2.58	(0.05)		5.60		91	125
13.00	(13.33)	43	2.60	(0.01)		7.38	(k)	34	80

23.60	26.35	89	1.83	0.64	(h)	3.37		69	101
20.14	23.51	71	2.07	0.71	(i)	3.72		67	88
16.68	2.20	57	1.89	0.86		3.88		57	75
16.71	29.00	56	1.88	0.64		4.90		91	125
13.02	(13.20)	43	1.90	0.69		6.68	(k)	34	80

23.62	26.38	79	1.78	0.69	(h)	3.32		69	101
20.16	23.61	62	2.02	0.76	(i)	3.67		67	88
16.69	2.27	50	1.84	0.91		3.83		57	75
16.71	(1.65)	49	1.83	0.58		4.58	(k)	91	125

23.53	26.04	17,769	2.03	0.44	(h)	3.57		69	101
20.10	23.33	13,930	2.27	0.51	(i)	3.93		67	88
16.64	1.97	11,344	2.09	0.66		4.08		57	75
16.69	28.67	11,005	2.08	0.44		5.10		91	125
13.02	(13.20)	8,548	2.10	0.49		6.89	(k)	34	80
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.03, ($0.07), ($0.02), $0.13, $0.14 and $0.09 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.16%, (0.34)%, (0.10)%, 0.60%, 0.65% and 0.40% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.04, ($0.06), ($0.01), $0.12, $0.13 and $0.08 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)%, (0.06)%, 0.64%, 0.68% and 0.44% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of operations.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(l)	Amount rounds to less than $0.01.
(m)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of the U.S. Research Equity Plus Fund is to seek to provide total return from a portfolio of selected equity securities.

Between the close of business September 2, 2011 and March 3, 2014, all share classes of U.S. Large Cap Core Plus Fund were publicly offered on a limited basis. Between March 3, 2014 and April 17, 2014, the Fund was publicly offered. Effective as of the close of business on April 17, 2014, the Fund was publicly offered on a limited basis. During the periods where share classes are publicly offered on a limited basis, investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

“Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$371,207	$—	$—	$371,207

Total Liabilities for Securities Sold Short (a)	$82,572	$—	$—	$82,572

Appreciation in Other Financial Instruments
Futures Contracts	$25	$—	$—	$25

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,592,731	$—	$—	$13,592,731

Total Liabilities for Securities Sold Short (a)	$2,801,184	$—	$—	$2,801,184

Appreciation in Other Financial Instruments
Futures Contracts	$203	$—	$—	$203

U.S. Research Equity Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$27,927	$40	$—	$27,967

Total Liabilities for Securities Sold Short (a)	$8,169	$—	$—	$8,169

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Futures Contracts:
Average Notional Balance Long	$6,006	$145,850	$323
Ending Notional Balance Long	3,124	261,036	195

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2014, the Funds had outstanding short sales as listed on their SOIs.

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
U.S. Dynamic Plus Fund	$—		$(83)	$83
U.S. Large Cap Core Plus Fund	—	(a)	(486)	486
U.S. Research Equity Plus Fund	—	(a)	(1)	1

(a)	Amounts rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

U.S. Dynamic Plus Fund*	1.00%
U.S. Large Cap Core Plus Fund	1.00
U.S. Research Equity Plus Fund	1.00

*	Prior to August 30, 2013, the rate for U.S. Dynamic Plus Fund was 1.25%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the annual effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$1		$—	(a)
U.S. Large Cap Core Plus Fund	72		—	(a)
U.S. Research Equity Plus Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Dynamic Plus Fund	1.30%	1.80%	n/a	n/a	n/a	1.05%
U.S. Large Cap Core Plus Fund	1.30	1.80	1.55%	0.85%	n/a	1.05
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	0.75%	1.00

The expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014.

54	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$436	$160	$598	$1,194	$—
U.S. Large Cap Core Plus Fund	19,737	6,423	4,704	30,864	—
U.S. Research Equity Plus Fund	170	14	—	184	82

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$14
U.S. Large Cap Core Plus Fund	457

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds incurred the following brokerage commissions with broker-dealers affiliated with the Adviser (amounts in thousands):

U.S. Large Cap Core Plus Fund	$—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$297,732	$213,465	$106,617	$83,789
U.S. Large Cap Core Plus Fund	10,906,955	10,540,236	3,806,085	3,833,304
U.S. Research Equity Plus Fund	19,596	15,998	7,223	5,198

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$297,653	$76,280	$2,726	$73,554
U.S. Large Cap Core Plus Fund	10,024,140	3,685,839	117,248	3,568,591
U.S. Research Equity Plus Fund	21,596	6,475	104	6,371

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$4,311	$12,548	$16,859
U.S. Large Cap Core Plus Fund	55,037	730,566	785,603
U.S. Research Equity Plus Fund	188	1,009	1,197

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$3,208	$4,104	$7,312
U.S. Large Cap Core Plus Fund	50,460	303,841	354,301
U.S. Research Equity Plus Fund	103	160	263

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$807	$11,994	$67,257
U.S. Large Cap Core Plus Fund	20,494	550,488	3,290,366
U.S. Research Equity Plus Fund	26	1,218	5,408

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, loss deferrals on unsettled short sales and post-October loss deferrals.

As of June 30, 2014, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2014 the following Funds deferred to July 1, 2014 post-October capital losses of (amounts in thousands):

	Short- Term	Long-Term
U.S. Dynamic Plus Fund	$1,251	$—
U.S. Large Cap Core Plus Fund	80,397	—
U.S. Research Equity Plus Fund	285	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement

56	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for U.S. Large Cap Core Plus Fund.

In addition, as of June 30, 2014 the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Fund:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	63.9%

Additionally, U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

As of June 30, 2014, substantially all of the U.S. Research Equity Plus Fund’s shares are held by the Adviser.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2014, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Credit Suisse Group and the U.S. Research Equity Plus Fund pledged a significant portion of its assets to BNP Paribas Prime Brokerage Inc. for securities sold short.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Equity Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Equity Plus Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

58	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	59

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

60	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	61

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014 and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,061.80	$9.56	1.87%
Hypothetical	1,000.00	1,015.52	9.35	1.87
Class C
Actual	1,000.00	1,059.10	12.05	2.36
Hypothetical	1,000.00	1,013.09	11.78	2.36
Select Class
Actual	1,000.00	1,063.00	8.24	1.61
Hypothetical	1,000.00	1,016.81	8.05	1.61

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,070.80	11.14	2.17
Hypothetical	1,000.00	1,014.03	10.84	2.17
Class C
Actual	1,000.00	1,067.70	13.69	2.67
Hypothetical	1,000.00	1,011.55	13.32	2.67
Class R2
Actual	1,000.00	1,069.40	12.37	2.41
Hypothetical	1,000.00	1,012.84	12.03	2.41
Class R5
Actual	1,000.00	1,072.90	8.69	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Select Class
Actual	1,000.00	1,072.10	9.86	1.92
Hypothetical	1,000.00	1,015.27	9.59	1.92

62	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Research Equity Plus Fund
Class A
Actual	$1,000.00	$1,077.90	$11.75	2.28%
Hypothetical	1,000.00	1,013.49	11.38	2.28
Class C
Actual	1,000.00	1,074.70	14.35	2.79
Hypothetical	1,000.00	1,010.96	13.91	2.79
Class R2
Actual	1,000.00	1,076.10	13.18	2.56
Hypothetical	1,000.00	1,012.10	12.77	2.56
Class R5
Actual	1,000.00	1,080.10	10.57	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Class R6
Actual	1,000.00	1,080.00	8.25	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Select Class
Actual	1,000.00	1,078.90	10.62	2.06
Hypothetical	1,000.00	1,014.58	10.29	2.06

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	63

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

64	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
U.S. Dynamic Plus Fund	100.00%
U.S. Large Cap Core Plus Fund	100.00
U.S. Research Equity Plus Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
U.S. Dynamic Plus Fund	$12,548
U.S. Large Cap Core Plus Fund	730,566
U.S. Research Equity Plus Fund	1,009

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
U.S. Dynamic Plus Fund	$4,311
U.S. Large Cap Core Plus Fund	55,037
U.S. Research Equity Plus Fund	188

JUNE 30, 2014	J.P. MORGAN EQUITY FUNDS	65

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-PLUS-614

Annual Report

JPMorgan SmartRetirement Blend Funds

June 30, 2014

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of June 30, 2014
JPMorgan SmartRetirement® Blend Income Fund	10.97%	9.38%	S&P Target Date Retirement Income Index	$38,569,303

JPMorgan SmartRetirement® Blend 2015 Fund	12.73%	13.51%	S&P Target Date 2015 Index	$47,843,876

JPMorgan SmartRetirement® Blend 2020 Fund	15.19%	15.29%	S&P Target Date 2020 Index	$101,477,608

JPMorgan SmartRetirement® Blend 2025 Fund	17.02%	16.81%	S&P Target Date 2025 Index	$80,154,358

JPMorgan SmartRetirement® Blend 2030 Fund	18.77%	18.18%	S&P Target Date 2030 Index	$99,070,149

JPMorgan SmartRetirement® Blend 2035 Fund	19.96%	19.42%	S&P Target Date 2035 Index	$56,744,318

JPMorgan SmartRetirement® Blend 2040 Fund	20.97%	20.31%	S&P Target Date 2040 Index	$58,115,306

JPMorgan SmartRetirement® Blend 2045 Fund	20.81%	21.03%	S&P Target Date 2045 Index	$27,519,356

JPMorgan SmartRetirement® Blend 2050 Fund	20.82%	21.82%	S&P Target Date 2050 Index	$18,949,605

JPMorgan SmartRetirement® Blend 2055 Fund	20.38%	22.43%	S&P Target Date 2055+ Index**	$5,814,597

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	Effective November 22, 2013, the Fund’s benchmark changed to the S&P Target Date 2055+ Index from the S&P Target Date 2050 Index. The return for the S&P Target Date 2050 Index was 21.82% for the twelve months ended June 30, 2014.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	51.1%
U.S. Equity	24.8
International Equity	11.0
Money Market	9.9
Alternative Assets	3.2

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	48.9%
U.S. Equity	28.5
International Equity	13.0
Money Market	5.8
Alternative Assets	3.8

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	41.2%
U.S. Equity	36.3
International Equity	17.5
Alternative Assets	4.4
Money Market	0.6

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	48.4%
International Equity	23.1
Fixed Income	22.7
Alternative Assets	5.2
Money Market	0.6

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	49.1%
International Equity	26.1
Fixed Income	20.9
Alternative Assets	3.2
Money Market	0.7

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	52.3%
International Equity	25.5
Fixed Income	15.7
Alternative Assets	5.6
Money Market	0.9

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	54.7%
International Equity	27.1
Fixed Income	11.4
Alternative Assets	5.9
Money Market	0.9

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	54.7%
International Equity	27.0
Fixed Income	11.4
Alternative Assets	6.0
Money Market	0.9

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	54.5%
International Equity	27.1
Fixed Income	11.5
Alternative Assets	5.9
Money Market	1.0

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	54.4%
International Equity	27.0
Fixed Income	11.4
Alternative Assets	5.9
Money Market	1.3

*	The percentages indicated are based on total investments as of June 30, 2014. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seeks high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intention to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “S&P 500”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine, as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Global monetary policy was also supportive of markets, particularly in June as the Fed reinforced continued low levels of interest rates, while the European Central Bank launched a new facility designed to encourage bank lending. Given the backdrop of a dovish Fed, most Treasury bond yields declined toward the end of the reporting period. Corporate bonds performed well during the period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

During the reporting period, the following Funds outperformed their respective benchmarks: JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan Smart

Retirement Blend 2035 Fund and JPMorgan SmartRetirement Blend 2040 Fund. The following Funds underperformed their respective benchmarks: JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2045, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund.

Relative to the S&P Target Date indexes, the Funds’ strategic asset allocation added value in the SmartRetirement Blend Income Fund and the Funds dated 2030 and 2035, but detracted from performance in the remaining Funds. The contribution to performance from underlying manager selection was mixed during the reporting period.

Tactical asset allocation contributed positively to the Funds’ performance, largely due to the Funds’ overweight positions in U.S. equities and underweight positions in core fixed income. However, the tactical underweight to core fixed income led to shorter duration in the Funds, which detracted from relative performance, particularly in the longer-dated Funds.

Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		10.61%	7.72%
With Sales Charge*		5.62	5.26
CLASS C SHARES	July 2, 2012
Without CDSC		9.92	7.07
With CDSC**		8.92	7.07
CLASS R2 SHARES	July 2, 2012	10.28	7.43
CLASS R5 SHARES	July 2, 2012	10.94	8.08
CLASS R6 SHARES	July 2, 2012	10.97	8.15
SELECT CLASS SHARES	July 2, 2012	10.74	7.87

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		12.36%	9.54%
With Sales Charge*		7.31	7.03
CLASS C SHARES	July 2, 2012
Without CDSC		11.65	8.87
With CDSC**		10.65	8.87
CLASS R2 SHARES	July 2, 2012	12.09	9.27
CLASS R5 SHARES	July 2, 2012	12.75	9.92
CLASS R6 SHARES	July 2, 2012	12.73	9.97
SELECT CLASS SHARES	July 2, 2012	12.55	9.71

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		14.75%	11.83%
With Sales Charge*		9.55	9.27
CLASS C SHARES	July 2, 2012
Without CDSC		14.16	11.19
With CDSC**		13.16	11.19
CLASS R2 SHARES	July 2, 2012	14.47	11.56
CLASS R5 SHARES	July 2, 2012	15.15	12.23
CLASS R6 SHARES	July 2, 2012	15.19	12.27
SELECT CLASS SHARES	July 2, 2012	14.95	12.02

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		16.57%	13.56%
With Sales Charge*		11.30	10.96
CLASS C SHARES	July 2, 2012
Without CDSC		15.83	12.87
With CDSC**		14.83	12.87
CLASS R2 SHARES	July 2, 2012	16.29	13.28
CLASS R5 SHARES	July 2, 2012	16.96	13.99
CLASS R6 SHARES	July 2, 2012	17.02	14.00
SELECT CLASS SHARES	July 2, 2012	16.76	13.74

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		18.32%	15.10%
With Sales Charge*		12.97	12.46
CLASS C SHARES	July 2, 2012
Without CDSC		17.58	14.41
With CDSC**		16.58	14.41
CLASS R2 SHARES	July 2, 2012	18.03	14.83
CLASS R5 SHARES	July 2, 2012	18.73	15.51
CLASS R6 SHARES	July 2, 2012	18.77	15.55
SELECT CLASS SHARES	July 2, 2012	18.47	15.27

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		19.50%	16.36%
With Sales Charge*		14.09	13.69
CLASS C SHARES	July 2, 2012
Without CDSC		18.83	15.66
With CDSC**		17.83	15.66
CLASS R2 SHARES	July 2, 2012	19.21	16.08
CLASS R5 SHARES	July 2, 2012	19.98	16.80
CLASS R6 SHARES	July 2, 2012	19.96	16.81
SELECT CLASS SHARES	July 2, 2012	19.69	16.54

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		20.50%	17.01%
With Sales Charge*		15.07	14.33
CLASS C SHARES	July 2, 2012
Without CDSC		19.75	16.31
With CDSC**		18.75	16.31
CLASS R2 SHARES	July 2, 2012	20.21	16.73
CLASS R5 SHARES	July 2, 2012	20.92	17.42
CLASS R6 SHARES	July 2, 2012	20.97	17.46
SELECT CLASS SHARES	July 2, 2012	20.66	17.18

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		20.29%	16.93%
With Sales Charge*		14.86	14.25
CLASS C SHARES	July 2, 2012
Without CDSC		19.62	16.23
With CDSC**		18.62	16.23
CLASS R2 SHARES	July 2, 2012	20.00	16.65
CLASS R5 SHARES	July 2, 2012	20.71	17.34
CLASS R6 SHARES	July 2, 2012	20.81	17.41
SELECT CLASS SHARES	July 2, 2012	20.47	17.10

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		20.36%	16.99%
With Sales Charge*		14.93	14.31
CLASS C SHARES	July 2, 2012
Without CDSC		19.68	16.29
With CDSC**		18.68	16.29
CLASS R2 SHARES	July 2, 2012	20.08	16.68
CLASS R5 SHARES	July 2, 2012	20.79	17.37
CLASS R6 SHARES	July 2, 2012	20.82	17.44
SELECT CLASS SHARES	July 2, 2012	20.51	17.15

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		19.92%	16.71%
With Sales Charge*		14.51	14.04
CLASS C SHARES	July 2, 2012
Without CDSC		19.25	16.01
With CDSC**		18.25	16.01
CLASS R2 SHARES	July 2, 2012	19.57	16.40
CLASS R5 SHARES	July 2, 2012	20.34	17.11
CLASS R6 SHARES	July 2, 2012	20.38	17.16
SELECT CLASS SHARES	July 2, 2012	20.04	16.86

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055+ Index, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to June 30, 2014. Effective November 22, 2013, the Fund’s primary benchmark changed from the S&P Target Date 2050 Index to the S&P Target Date 2055+ Index to more closely align the Fund’s primary benchmark to its target retirement date. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Index and the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index and the S&P Target Date 2050 Index reflect exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Indices calculation. The Indices are reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Indices are rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The indices returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 53.0%
	Fixed Income — 17.8%
3,726	iShares Barclays TIPS Bond ETF	429,832
58,918	iShares Core U.S. Aggregate Bond ETF	6,445,629

	Total Fixed Income	6,875,461

	International Equity — 10.4%
41,895	iShares MSCI EAFE ETF	2,864,361
20,133	iShares MSCI Emerging Markets ETF	870,350
5,293	SPDR S&P Global Natural Resources ETF	279,735

	Total International Equity	4,014,446

	U.S. Equity — 24.8%
7,324	iShares Russell 2000 ETF	870,164
5,496	iShares Russell Mid-Cap ETF	893,430
43,526	Vanguard S&P 500 ETF	7,809,870

	Total U.S. Equity	9,573,464

	Total Exchange Traded Funds (Cost $19,096,514)	20,463,371

Investment Companies — 47.2% (b)
	Alternative Assets — 3.2%
19,368	JPMorgan Commodities Strategy Fund, Class R6 Shares	274,839
8,249	JPMorgan International Realty Fund, Class R5 Shares	88,100
67,830	JPMorgan Realty Income Fund, Class R5 Shares	883,145

	Total Alternative Assets	1,246,084

	Fixed Income — 33.5%
472,012	JPMorgan Core Bond Fund, Class R6 Shares	5,536,703
71,506	JPMorgan Corporate Bond Fund, Class R6 Shares	718,633

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
96,314	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	836,003
22,449	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	220,227
142,329	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,440,372
272,363	JPMorgan High Yield Fund, Class R6 Shares	2,222,482
180,733	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,923,002

	Total Fixed Income	12,897,422

	International Equity — 0.6%
6,495	JPMorgan Emerging Economies Fund, Class R5 Shares	89,236
5,824	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	143,388

	Total International Equity	232,624

	Money Market — 9.9%
3,813,776	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	3,813,776

	Total Investment Companies (Cost $17,979,583)	18,189,906

	Total Investments — 100.2% (Cost $37,076,097)	38,653,277
	Liabilities in Excess of Other Assets — (0.2)%	(83,974)

	NET ASSETS — 100.0%	$38,569,303

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 57.6%
	Fixed Income — 17.5%
3,724	iShares Barclays TIPS Bond ETF	429,600
72,497	iShares Core U.S. Aggregate Bond ETF	7,931,172

	Total Fixed Income	8,360,772

	International Equity — 11.7%
62,545	iShares MSCI EAFE ETF	4,276,202
25,499	iShares MSCI Emerging Markets ETF	1,102,322
3,986	SPDR S&P Global Natural Resources ETF	210,660

	Total International Equity	5,589,184

	U.S. Equity — 28.4%
10,162	iShares Russell 2000 ETF	1,207,347
8,887	iShares Russell Mid-Cap ETF	1,444,671
61,046	Vanguard S&P 500 ETF	10,953,484

	Total U.S. Equity	13,605,502

	Total Exchange Traded Funds (Cost $25,151,180)	27,555,458

Investment Companies — 42.1% (b)
	Alternative Assets — 3.8%
22,903	JPMorgan Commodities Strategy Fund, Class R6 Shares	324,993
13,081	JPMorgan International Realty Fund, Class R5 Shares	139,708
103,033	JPMorgan Realty Income Fund, Class R5 Shares	1,341,493

	Total Alternative Assets	1,806,194

	Fixed Income — 31.3%
594,698	JPMorgan Core Bond Fund, Class R6 Shares	6,975,809
92,880	JPMorgan Corporate Bond Fund, Class R6 Shares	933,441

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
115,651	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,003,853
26,707	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	261,993
134,381	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,359,934
320,710	JPMorgan High Yield Fund, Class R6 Shares	2,616,993
171,006	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,819,508

	Total Fixed Income	14,971,531

	International Equity — 1.3%
21,281	JPMorgan Emerging Economies Fund, Class R5 Shares	292,405
13,879	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	341,697

	Total International Equity	634,102

	Money Market — 5.7%
2,745,564	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	2,745,564

	Total Investment Companies (Cost $19,919,671)	20,157,391

	Total Investments — 99.7% (Cost $45,070,851)	47,712,849
	Other Assets in Excess of Liabilities — 0.3%	131,027

	NET ASSETS — 100.0%	$47,843,876

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 67.2%
	Fixed Income — 16.0%
2,721	iShares Barclays TIPS Bond ETF	313,894
145,079	iShares Core U.S. Aggregate Bond ETF	15,871,644

	Total Fixed Income	16,185,538

	International Equity — 14.9%
182,088	iShares MSCI EAFE ETF	12,449,356
61,687	iShares MSCI Emerging Markets ETF	2,666,729
601	SPDR S&P Global Natural Resources ETF	31,763

	Total International Equity	15,147,848

	U.S. Equity — 36.3%
26,215	iShares Russell 2000 ETF	3,114,604
24,867	iShares Russell Mid-Cap ETF	4,042,380
165,275	Vanguard S&P 500 ETF	29,655,294

	Total U.S. Equity	36,812,278

	Total Exchange Traded Funds (Cost $62,454,779)	68,145,664

Investment Companies — 32.6% (b)
	Alternative Assets — 4.4%
15,903	JPMorgan Commodities Strategy Fund, Class R6 Shares	225,664
35,724	JPMorgan International Realty Fund, Class R5 Shares	381,531
296,667	JPMorgan Realty Income Fund, Class R5 Shares	3,862,607

	Total Alternative Assets	4,469,802

	Fixed Income — 25.1%
1,210,632	JPMorgan Core Bond Fund, Class R6 Shares	14,200,717
197,593	JPMorgan Corporate Bond Fund, Class R6 Shares	1,985,810

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
212,595	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,845,326
55,972	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	549,082
98,215	JPMorgan Floating Rate Income Fund, Class R6 Shares	993,940
590,686	JPMorgan High Yield Fund, Class R6 Shares	4,819,998
104,965	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,116,823

	Total Fixed Income	25,511,696

	International Equity — 2.5%
74,020	JPMorgan Emerging Economies Fund, Class R5 Shares	1,017,037
61,791	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,521,294

	Total International Equity	2,538,331

	Money Market — 0.6%
585,812	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	585,812

	Total Investment Companies (Cost $32,564,084)	33,105,641

	Total Investments — 99.8% (Cost $95,018,863)	101,251,305
	Other Assets in Excess of Liabilities — 0.2%	226,303

	NET ASSETS — 100.0%	$101,477,608

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 72.6%
	Fixed Income — 12.3%
90,238	iShares Core U.S. Aggregate Bond ETF	9,872,037

	International Equity — 17.4%
166,572	iShares MSCI EAFE ETF	11,388,528
59,013	iShares MSCI Emerging Markets ETF	2,551,132

	Total International Equity	13,939,660

	U.S. Equity — 42.9%
24,562	iShares Russell 2000 ETF	2,918,211
22,902	iShares Russell Mid-Cap ETF	3,722,949
154,749	Vanguard S&P 500 ETF	27,766,613

	Total U.S. Equity	34,407,773

	Total Exchange Traded Funds (Cost $53,216,448)	58,219,470

Investment Companies — 27.3% (b)
	Alternative Assets — 4.7%
29,340	JPMorgan International Realty Fund, Class R5 Shares	313,356
263,252	JPMorgan Realty Income Fund, Class R5 Shares	3,427,546

	Total Alternative Assets	3,740,902

	Fixed Income — 19.1%
759,767	JPMorgan Core Bond Fund, Class R6 Shares	8,912,065
128,199	JPMorgan Corporate Bond Fund, Class R6 Shares	1,288,399

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
146,301	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,269,893
41,835	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	410,401
418,026	JPMorgan High Yield Fund, Class R6 Shares	3,411,091

	Total Fixed Income	15,291,849

	International Equity — 2.9%
75,707	JPMorgan Emerging Economies Fund, Class R5 Shares	1,040,216
52,361	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,289,133

	Total International Equity	2,329,349

	Money Market — 0.6%
518,242	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	518,242

	Total Investment Companies (Cost $21,507,932)	21,880,342

	Total Investments — 99.9% (Cost $74,724,380)	80,099,812
	Other Assets in Excess of Liabilities — 0.1%	54,546

	NET ASSETS — 100.0%	$80,154,358

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 76.4%
	Fixed Income — 8.3%
75,275	iShares Core U.S. Aggregate Bond ETF	8,235,085

	International Equity — 19.8%
233,571	iShares MSCI EAFE ETF	15,969,249
83,342	iShares MSCI Emerging Markets ETF	3,602,875

	Total International Equity	19,572,124

	U.S. Equity — 48.3%
34,052	iShares Russell 2000 ETF	4,045,718
33,311	iShares Russell Mid-Cap ETF	5,415,036
214,145	Vanguard S&P 500 ETF	38,424,038

	Total U.S. Equity	47,884,792

	Total Exchange Traded Funds (Cost $69,577,103)	75,692,001

Investment Companies — 23.5% (b)
	Alternative Assets — 5.2%
40,452	JPMorgan International Realty Fund, Class R5 Shares	432,024
361,728	JPMorgan Realty Income Fund, Class R5 Shares	4,709,694

	Total Alternative Assets	5,141,718

	Fixed Income — 14.3%
633,666	JPMorgan Core Bond Fund, Class R6 Shares	7,432,899
113,484	JPMorgan Corporate Bond Fund, Class R6 Shares	1,140,513

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
158,672	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,377,271
47,170	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	462,733
469,435	JPMorgan High Yield Fund, Class R6 Shares	3,830,591

	Total Fixed Income	14,244,007

	International Equity — 3.4%
109,069	JPMorgan Emerging Economies Fund, Class R5 Shares	1,498,606
75,513	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,859,118

	Total International Equity	3,357,724

	Money Market — 0.6%
578,845	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	578,845

	Total Investment Companies (Cost $22,776,530)	23,322,294

	Total Investments — 99.9% (Cost $92,353,633)	99,014,295
	Other Assets in Excess of Liabilities — 0.1%	55,854

	NET ASSETS — 100.0%	$99,070,149

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 79.1%
	Fixed Income — 5.1%
26,294	iShares Core U.S. Aggregate Bond ETF	2,876,564

	International Equity — 21.6%
148,007	iShares MSCI EAFE ETF	10,119,238
49,643	iShares MSCI Emerging Markets ETF	2,146,067

	Total International Equity	12,265,305

	U.S. Equity — 52.4%
21,268	iShares Russell 2000 ETF	2,526,851
20,258	iShares Russell Mid-Cap ETF	3,293,140
133,246	Vanguard S&P 500 ETF	23,908,330

	Total U.S. Equity	29,728,321

	Total Exchange Traded Funds (Cost $41,130,006)	44,870,190

Investment Companies — 21.1% (b)
	Alternative Assets — 5.6%
24,323	JPMorgan International Realty Fund, Class R5 Shares	259,766
226,121	JPMorgan Realty Income Fund, Class R5 Shares	2,944,101

	Total Alternative Assets	3,203,867

	Fixed Income — 10.6%
228,440	JPMorgan Core Bond Fund, Class R6 Shares	2,679,606
38,634	JPMorgan Corporate Bond Fund, Class R6 Shares	388,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
77,931	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	676,437
24,217	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	237,568
250,374	JPMorgan High Yield Fund, Class R6 Shares	2,043,050

	Total Fixed Income	6,024,929

	International Equity — 4.0%
70,857	JPMorgan Emerging Economies Fund, Class R5 Shares	973,579
51,508	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,268,129

	Total International Equity	2,241,708

	Money Market — 0.9%
516,460	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	516,460

	Total Investment Companies (Cost $11,626,967)	11,986,964

	Total Investments — 100.2% (Cost $52,756,973)	56,857,154
	Liabilities in Excess of Other Assets — (0.2)%	(112,836)

	NET ASSETS — 100.0%	$56,744,318

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 81.1%
	Fixed Income — 3.4%
17,929	iShares Core U.S. Aggregate Bond ETF	1,961,433

	International Equity — 22.9%
160,494	iShares MSCI EAFE ETF	10,972,975
54,294	iShares MSCI Emerging Markets ETF	2,347,129

	Total International Equity	13,320,104

	U.S. Equity — 54.8%
22,979	iShares Russell 2000 ETF	2,730,135
21,387	iShares Russell Mid-Cap ETF	3,476,671
142,833	Vanguard S&P 500 ETF	25,628,525

	Total U.S. Equity	31,835,331

	Total Exchange Traded Funds (Cost $43,007,378)	47,116,868

Investment Companies — 19.1% (b)
	Alternative Assets — 5.9%
25,418	JPMorgan International Realty Fund, Class R5 Shares	271,468
244,472	JPMorgan Realty Income Fund, Class R5 Shares	3,183,022

	Total Alternative Assets	3,454,490

	Fixed Income — 8.1%
144,487	JPMorgan Core Bond Fund, Class R6 Shares	1,694,830
16,354	JPMorgan Corporate Bond Fund, Class R6 Shares	164,360

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
70,383	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	610,921
23,291	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	228,482
244,945	JPMorgan High Yield Fund, Class R6 Shares	1,998,754

	Total Fixed Income	4,697,347

	International Equity — 4.2%
80,903	JPMorgan Emerging Economies Fund, Class R5 Shares	1,111,605
54,369	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,338,567

	Total International Equity	2,450,172

	Money Market — 0.9%
521,649	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	521,649

	Total Investment Companies (Cost $10,752,585)	11,123,658

	Total Investments — 100.2% (Cost $53,759,963)	58,240,526
	Liabilities in Excess of Other Assets — (0.2)%	(125,220)

	NET ASSETS — 100.0%	$58,115,306

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 80.9%
	Fixed Income — 3.4%
8,403	iShares Core U.S. Aggregate Bond ETF	919,288

	International Equity — 22.9%
76,061	iShares MSCI EAFE ETF	5,200,290
25,477	iShares MSCI Emerging Markets ETF	1,101,371

	Total International Equity	6,301,661

	U.S. Equity — 54.6%
10,754	iShares Russell 2000 ETF	1,277,683
10,242	iShares Russell Mid-Cap ETF	1,664,939
67,381	Vanguard S&P 500 ETF	12,090,174

	Total U.S. Equity	15,032,796

	Total Exchange Traded Funds (Cost $20,529,139)	22,253,745

Investment Companies — 19.0% (b)
	Alternative Assets — 5.9%
11,103	JPMorgan International Realty Fund, Class R5 Shares	118,582
117,270	JPMorgan Realty Income Fund, Class R5 Shares	1,526,852

	Total Alternative Assets	1,645,434

	Fixed Income — 8.1%
68,833	JPMorgan Core Bond Fund, Class R6 Shares	807,410
7,766	JPMorgan Corporate Bond Fund, Class R6 Shares	78,048

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
34,194	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	296,807
10,461	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	102,619
116,176	JPMorgan High Yield Fund, Class R6 Shares	947,993

	Total Fixed Income	2,232,877

	International Equity — 4.1%
37,302	JPMorgan Emerging Economies Fund, Class R5 Shares	512,528
25,034	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	616,337

	Total International Equity	1,128,865

	Money Market — 0.9%
238,265	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	238,265

	Total Investment Companies (Cost $5,085,790)	5,245,441

	Total Investments — 99.9% (Cost $25,614,929)	27,499,186
	Other Assets in Excess of Liabilities — 0.1%	20,170

	NET ASSETS — 100.0%	$27,519,356

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 81.2%
	Fixed Income — 3.3%
5,679	iShares Core U.S. Aggregate Bond ETF	621,282

	International Equity — 23.1%
52,554	iShares MSCI EAFE ETF	3,593,117
18,273	iShares MSCI Emerging Markets ETF	789,942

	Total International Equity	4,383,059

	U.S. Equity — 54.8%
7,428	iShares Russell 2000 ETF	882,521
6,930	iShares Russell Mid-Cap ETF	1,126,541
46,647	Vanguard S&P 500 ETF	8,369,871

	Total U.S. Equity	10,378,933

	Total Exchange Traded Funds (Cost $13,997,972)	15,383,274

Investment Companies — 19.3% (b)
	Alternative Assets — 5.9%
6,856	JPMorgan International Realty Fund, Class R5 Shares	73,217
80,712	JPMorgan Realty Income Fund, Class R5 Shares	1,050,869

	Total Alternative Assets	1,124,086

	Fixed Income — 8.3%
49,412	JPMorgan Core Bond Fund, Class R6 Shares	579,604
6,147	JPMorgan Corporate Bond Fund, Class R6 Shares	61,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
22,882	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	198,620
7,302	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	71,629
79,449	JPMorgan High Yield Fund, Class R6 Shares	648,302

	Total Fixed Income	1,559,932

	International Equity — 4.1%
25,659	JPMorgan Emerging Economies Fund, Class R5 Shares	352,551
17,031	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	419,298

	Total International Equity	771,849

	Money Market — 1.0%
196,240	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	196,240

	Total Investment Companies (Cost $3,530,132)	3,652,107

	Total Investments — 100.5% (Cost $17,528,104)	19,035,381
	Liabilities in Excess of Other Assets — (0.5)%	(85,776)

	NET ASSETS — 100.0%	$18,949,605

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 81.2%
	Fixed Income — 3.2%
1,716	iShares Core U.S. Aggregate Bond ETF (m)	187,731

	International Equity — 23.1%
16,137	iShares MSCI EAFE ETF	1,103,287
5,528	iShares MSCI Emerging Markets ETF	238,975

	Total International Equity	1,342,262

	U.S. Equity — 54.9%
2,197	iShares Russell 2000 ETF	261,026
2,154	iShares Russell Mid-Cap ETF	350,154
14,377	Vanguard S&P 500 ETF	2,579,664

	Total U.S. Equity	3,190,844

	Total Exchange Traded Funds (Cost $4,245,487)	4,720,837

Investment Companies — 19.6% (b)
	Alternative Assets — 5.9%
1,301	JPMorgan International Realty Fund, Class R5 Shares	13,899
25,441	JPMorgan Realty Income Fund, Class R5 Shares	331,242

	Total Alternative Assets	345,141

	Fixed Income — 8.3%
15,449	JPMorgan Core Bond Fund, Class R6 Shares	181,221
1,754	JPMorgan Corporate Bond Fund, Class R6 Shares	17,630

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
7,017	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	60,912
2,174	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	21,329
24,257	JPMorgan High Yield Fund, Class R6 Shares	197,937

	Total Fixed Income	479,029

	International Equity — 4.1%
8,110	JPMorgan Emerging Economies Fund, Class R5 Shares	111,431
5,184	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	127,635

	Total International Equity	239,066

	Money Market — 1.3%
75,634	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	75,634

	Total Investment Companies (Cost $1,102,206)	1,138,870

	Total Investments — 100.8% (Cost $5,347,693)	5,859,707
	Liabilities in Excess of Other Assets — (0.8)%	(45,110)

	NET ASSETS — 100.0%	$5,814,597

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts
TIPS	— Treasury Inflation Protected Security

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2014.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$20,463,371	$27,555,458	$68,145,664
Investments in affiliates, at value	18,189,906	20,157,391	33,105,641

Total investment securities, at value	38,653,277	47,712,849	101,251,305
Cash	2,143	1,940	3,654
Receivables:
Investment securities sold	—	—	400,916
Fund shares sold	62,069	33,617	138,232
Dividends from non-affiliates	80,720	116,263	316,786
Dividends from affiliates	36,041	41,934	72,270
Due from Adviser	9,654	11,782	15,087
Other assets	21,736	11,320	9,379

Total Assets	38,865,640	47,929,705	102,207,629

LIABILITIES:
Payables:
Investment securities purchased	36,008	41,910	674,035
Fund shares redeemed	221,779	345	4
Accrued liabilities:
Administration fees	293	3,267	6,857
Shareholder servicing fees	1,437	1,543	3,285
Distribution fees	71	73	76
Custodian and accounting fees	13,172	13,143	13,264
Trustees’ and Chief Compliance Officer’s fees	11	32	64
Audit fees	12,268	12,271	12,293
Transfer agent fees	7,112	6,058	12,232
Printing & Postage fees	1,457	4,374	5,017
Other	2,729	2,813	2,894

Total Liabilities	296,337	85,829	730,021

Net Assets	$38,569,303	$47,843,876	$101,477,608

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$36,876,161	$45,091,887	$94,999,656
Accumulated undistributed (distributions in excess of) net investment income	(46)	(75)	(126)
Accumulated net realized gains (losses)	116,008	110,066	245,636
Net unrealized appreciation (depreciation)	1,577,180	2,641,998	6,232,442

Total Net Assets	$38,569,303	$47,843,876	$101,477,608

Net Assets:
Class A	$57,991	$59,964	$62,504
Class C	57,298	59,249	61,763
Class R2	57,700	59,663	62,195
Class R5	21,940,682	21,360,913	45,752,633
Class R6	13,960,559	23,135,359	48,730,493
Select Class	2,495,073	3,168,728	6,808,020

Total	$38,569,303	$47,843,876	$101,477,608

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,456	3,468	3,466
Class C	3,417	3,428	3,426
Class R2	3,440	3,452	3,449
Class R5	1,308,025	1,235,607	2,537,244
Class R6	831,956	1,337,880	2,702,029
Select Class	148,747	183,313	377,610

Net Asset Value (a):
Class A — Redemption price per share	$16.78	$17.29	$18.03
Class C — Offering price per share (b)	16.77	17.28	18.03
Class R2 — Offering and redemption price per share	16.77	17.29	18.03
Class R5 — Offering and redemption price per share	16.77	17.29	18.03
Class R6 — Offering and redemption price per share	16.78	17.29	18.03
Select Class — Offering and redemption price per share	16.77	17.29	18.03
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.57	$18.10	$18.88

Cost of investments in non-affiliates	$19,096,514	$25,151,180	$62,454,779
Cost of investments in affiliates	17,979,583	19,919,671	32,564,084

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$58,219,470	$75,692,001	$44,870,190
Investments in affiliates, at value	21,880,342	23,322,294	11,986,964

Total investment securities, at value	80,099,812	99,014,295	56,857,154
Cash	2,481	4,512	2,820
Receivables:
Investment securities sold	120,689	—	—
Fund shares sold	102,735	154,311	161,647
Dividends from non-affiliates	292,411	410,046	255,144
Dividends from affiliates	43,996	41,823	17,958
Due from Adviser	14,635	17,196	12,884

Total Assets	80,676,759	99,642,183	57,307,607

LIABILITIES:
Payables:
Distributions	4,206	1,868	—
Investment securities purchased	475,186	443,688	519,308
Fund shares redeemed	1	75,694	7,317
Accrued liabilities:
Administration fees	5,413	6,710	2,348
Shareholder servicing fees	3,041	4,698	2,527
Distribution fees	78	80	82
Custodian and accounting fees	13,337	13,383	13,551
Trustees’ and Chief Compliance Officer’s fees	—	49	—
Other	21,139	25,864	18,156

Total Liabilities	522,401	572,034	563,289

Net Assets	$80,154,358	$99,070,149	$56,744,318

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$74,616,183	$92,157,510	$52,565,470
Accumulated undistributed (distributions in excess of) net investment income	(2,372)	(1,957)	(55)
Accumulated net realized gains (losses)	165,115	253,934	78,722
Net unrealized appreciation (depreciation)	5,375,432	6,660,662	4,100,181

Total Net Assets	$80,154,358	$99,070,149	$56,744,318

Net Assets:
Class A	$64,440	$66,203	$67,644
Class C	63,675	65,414	66,839
Class R2	64,120	65,871	67,306
Class R5	41,884,578	58,548,233	26,317,740
Class R6	31,592,373	29,155,385	23,185,570
Select Class	6,485,172	11,169,043	7,039,219

Total	$80,154,358	$99,070,149	$56,744,318

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,468	3,458	3,456
Class C	3,428	3,419	3,417
Class R2	3,451	3,442	3,440
Class R5	2,253,610	3,059,543	1,344,422
Class R6	1,699,896	1,523,009	1,184,458
Select Class	348,993	583,707	359,740

Net Asset Value (a):
Class A — Redemption price per share	$18.58	$19.14	$19.57
Class C — Offering price per share (b)	18.57	19.13	19.56
Class R2 — Offering and redemption price per share	18.58	19.14	19.57
Class R5 — Offering and redemption price per share	18.59	19.14	19.58
Class R6 — Offering and redemption price per share	18.58	19.14	19.57
Select Class — Offering and redemption price per share	18.58	19.13	19.57
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.46	$20.04	$20.49

Cost of investments in non-affiliates	$53,216,448	$69,577,103	$41,130,006
Cost of investments in affiliates	21,507,932	22,776,530	11,626,967

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$47,116,868	$22,253,745	$15,383,274	$4,720,837
Investments in affiliates, at value	11,123,658	5,245,441	3,652,107	1,138,870

Total investment securities, at value	58,240,526	27,499,186	19,035,381	5,859,707
Cash	541	—	—	—
Receivables:
Fund shares sold	104,429	64,660	22,369	10,312
Dividends from non-affiliates	277,659	130,751	90,633	27,824
Dividends from affiliates	14,767	7,024	4,893	1,501
Due from Adviser	13,372	9,837	8,050	14,123
Other assets	—	12,355	—	—

Total Assets	58,651,294	27,723,813	19,161,326	5,913,467

LIABILITIES:
Payables:
Investment securities purchased	416,633	167,770	165,566	71,806
Fund shares redeemed	83,965	—	16,591	—
Accrued liabilities:
Administration fees	3,641	—	—	—
Shareholder servicing fees	3,346	1,492	1,324	445
Distribution fees	83	83	83	83
Custodian and accounting fees	13,213	13,623	13,174	13,140
Trustees’ and Chief Compliance Officer’s fees	25	11	7	1
Audit fees	11,741	12,429	12,452	12,454
Other	3,341	9,049	2,524	941

Total Liabilities	535,988	204,457	211,721	98,870

Net Assets	$58,115,306	$27,519,356	$18,949,605	$5,814,597

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$53,532,402	$25,593,358	$17,426,127	$5,298,976
Accumulated undistributed (distributions in excess of) net investment income	(56)	(23)	(18)	(8)
Accumulated net realized gains (losses)	102,397	41,764	16,219	3,615
Net unrealized appreciation (depreciation)	4,480,563	1,884,257	1,507,277	512,014

Total Net Assets	$58,115,306	$27,519,356	$18,949,605	$5,814,597

Net Assets:
Class A	$68,397	$68,311	$68,363	$68,033
Class C	67,582	67,498	67,548	67,223
Class R2	68,055	67,969	68,021	67,693
Class R5	27,542,352	15,862,556	11,027,186	3,988,320
Class R6	19,605,778	7,446,757	3,503,945	363,385
Select Class	10,763,142	4,006,265	4,214,542	1,259,943

Total	$58,115,306	$27,519,356	$18,949,605	$5,814,597

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,454	3,465	3,467	3,515
Class C	3,415	3,426	3,428	3,475
Class R2	3,438	3,449	3,451	3,498
Class R5	1,391,095	804,741	559,358	206,060
Class R6	990,304	377,572	177,669	18,769
Select Class	543,858	203,243	213,815	65,097

Net Asset Value (a):
Class A — Redemption price per share	$19.80	$19.71	$19.72	$19.36
Class C — Offering price per share (b)	19.79	19.70	19.71	19.35
Class R2 — Offering and redemption price per share	19.80	19.71	19.71	19.35
Class R5 — Offering and redemption price per share	19.80	19.71	19.71	19.36
Class R6 — Offering and redemption price per share	19.80	19.72	19.72	19.36
Select Class — Offering and redemption price per share	19.79	19.71	19.71	19.35
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.73	$20.64	$20.65	$20.27

Cost of investments in non-affiliates	$43,007,378	$20,529,139	$13,997,972	$4,245,487
Cost of investments in affiliates	10,752,585	5,085,790	3,530,132	1,102,206

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$270,223	$430,720	$987,633
Dividend income from affiliates	272,702	375,242	606,318

Total investment income	542,925	805,962	1,593,951

EXPENSES:
Investment advisory fees	65,197	94,841	176,839
Administration fees	18,095	26,345	49,103
Distribution fees:
Class A	138	142	147
Class C	411	422	436
Class R2	275	283	292
Shareholder servicing fees:
Class A	138	142	147
Class C	137	141	145
Class R2	138	142	146
Class R5	4,176	4,841	7,882
Select Class	5,249	6,009	13,643
Custodian and accounting fees	22,461	22,057	22,354
Interest expense to affiliates	48	96	110
Professional fees	30,421	30,457	30,632
Trustees’ and Chief Compliance Officer’s fees	187	329	570
Printing and mailing costs	9,160	16,038	24,693
Registration and filing fees	74,174	89,232	91,499
Transfer agent fees	18,210	15,820	22,554
Offering costs	517	517	517
Other	7,761	7,742	8,159

Total expenses	256,893	315,596	449,868

Less amounts waived	(79,153)	(112,830)	(209,558)
Less expense reimbursements	(139,374)	(149,964)	(133,643)

Net expenses	38,366	52,802	106,667

Net investment income (loss)	504,559	753,160	1,487,284

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	140,038	175,243	211,307
Investments in affiliates	(55,351)	(129,520)	(93,211)
Futures	(139)	(197)	(81)

Net realized gain (loss)	84,548	45,526	118,015

Distributions of capital gains received from investment company non-affiliates	262	416	751
Distributions of capital gains received from investment company affiliates	62,652	89,860	168,356
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,347,152	2,370,759	5,540,142
Investments in affiliates	280,738	449,921	782,664

Change in net unrealized appreciation/depreciation	1,627,890	2,820,680	6,322,806

Net realized/unrealized gains (losses)	1,775,352	2,956,482	6,609,928

Change in net assets resulting from operations	$2,279,911	$3,709,642	$8,097,212

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$804,106	$1,001,042	$626,062
Dividend income from affiliates	358,683	331,297	169,723

Total investment income	1,162,789	1,332,339	795,785

EXPENSES:
Investment advisory fees	129,469	144,000	86,812
Administration fees	35,949	39,957	24,078
Distribution fees:
Class A	150	154	156
Class C	447	456	465
Class R2	299	306	311
Shareholder servicing fees:
Class A	150	154	156
Class C	149	152	155
Class R2	150	153	156
Class R5	6,953	8,975	4,368
Select Class	10,405	21,359	12,766
Custodian and accounting fees	22,297	22,518	22,885
Interest expense to affiliates	56	40	—
Professional fees	30,628	30,511	30,545
Trustees’ and Chief Compliance Officer’s fees	298	390	210
Printing and mailing costs	19,304	17,181	10,410
Registration and filing fees	92,657	95,888	91,958
Transfer agent fees	22,498	26,747	20,991
Offering costs	517	517	517
Other	8,109	9,764	9,451

Total expenses	380,485	419,222	316,390

Less amounts waived	(151,055)	(166,092)	(104,909)
Less expense reimbursements	(146,375)	(145,326)	(146,168)

Net expenses	83,055	107,804	65,313

Net investment income (loss)	1,079,734	1,224,535	730,472

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	123,596	184,129	60,936
Investments in affiliates	(37,036)	(7,212)	(22,247)
Futures	(35)	—	—

Net realized gain (loss)	86,525	176,917	38,689

Distributions of capital gains received from investment company non-affiliates	381	347	91
Distributions of capital gains received from investment company affiliates	103,269	101,841	58,043
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,808,936	5,967,312	3,643,420
Investments in affiliates	551,131	630,333	378,349

Change in net unrealized appreciation/depreciation	5,360,067	6,597,645	4,021,769

Net realized/unrealized gains (losses)	5,550,242	6,876,750	4,118,592

Change in net assets resulting from operations	$6,629,976	$8,101,285	$4,849,064

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$666,202	$280,062	$209,785	$58,621
Dividend income from affiliates	157,439	60,076	47,428	12,165

Total investment income	823,641	340,138	257,213	70,786

EXPENSES:
Investment advisory fees	90,032	35,924	27,867	7,610
Administration fees	24,978	9,962	7,735	2,114
Distribution fees:
Class A	158	158	158	157
Class C	469	468	468	466
Class R2	314	314	314	313
Shareholder servicing fees:
Class A	158	158	158	157
Class C	156	156	156	155
Class R2	157	157	157	156
Class R5	4,535	2,296	1,787	510
Select Class	19,797	7,137	8,048	2,687
Custodian and accounting fees	22,569	23,060	22,634	22,213
Professional fees	29,946	30,587	30,466	30,438
Trustees’ and Chief Compliance Officer’s fees	238	89	71	18
Printing and mailing costs	10,855	5,582	5,327	3,173
Registration and filing fees	88,614	83,782	91,802	91,644
Transfer agent fees	21,674	16,818	14,835	13,013
Offering costs	517	517	517	517
Other	9,794	8,997	8,039	6,458

Total expenses	324,961	226,162	220,539	181,799

Less amounts waived	(107,694)	(44,411)	(35,468)	(9,866)
Less expense reimbursements	(143,185)	(151,990)	(159,528)	(164,063)

Net expenses	74,082	29,761	25,543	7,870

Net investment income (loss)	749,559	310,377	231,670	62,916

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	55,178	18,224	(1,179)	(1,213)
Investments in affiliates	9,320	9,822	6,334	2,709

Net realized gain (loss)	64,498	28,046	5,155	1,496

Distributions of capital gains received from investment company non-affiliates	52	99	13	83
Distributions of capital gains received from investment company affiliates	58,976	20,295	16,609	3,905
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,027,912	1,639,210	1,308,122	390,711
Investments in affiliates	377,763	159,514	125,168	35,014

Change in net unrealized appreciation/depreciation	4,405,675	1,798,724	1,433,290	425,725

Net realized/unrealized gains (losses)	4,529,201	1,847,164	1,455,067	431,209

Change in net assets resulting from operations	$5,278,760	$2,157,541	$1,686,737	$494,125

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$504,559	$62,012	$753,160	$157,152
Net realized gain (loss)	84,548	(14,953)	45,526	(2,833)
Distributions of capital gains received from investment company non-affiliates	262	578	416	592
Distributions of capital gains received from investment company affiliates	62,652	1,113	89,860	1,019
Change in net unrealized appreciation/depreciation	1,627,890	(50,710)	2,820,680	(178,682)

Change in net assets resulting from operations	2,279,911	(1,960)	3,709,642	(22,752)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(963)	(959)	(1,167)	(992)
From net realized gains	(28)	(9)	(26)	—
Class C
From net investment income	(636)	(654)	(828)	(684)
From net realized gains	(27)	(9)	(25)	—
Class R2
From net investment income	(824)	(830)	(1,024)	(863)
From net realized gains	(28)	(10)	(25)	—
Class R5
From net investment income	(199,431)	(2,897)	(230,288)	(8,606)
From net realized gains	(1,064)	(10)	(1,003)	—
Class R6
From net investment income	(275,291)	(34,014)	(508,120)	(97,949)
From net realized gains	(6,417)	(9)	(9,797)	—
Select Class
From net investment income	(43,997)	(15,576)	(55,875)	(16,565)
From net realized gains	(1,226)	(142)	(1,302)	—

Total distributions to shareholders	(529,932)	(55,119)	(809,480)	(125,659)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	31,600,991	5,275,412	29,940,625	15,151,500

NET ASSETS:
Change in net assets	33,350,970	5,218,333	32,840,787	15,003,089
Beginning of period	5,218,333	—	15,003,089	—

End of period	$38,569,303	$5,218,333	$47,843,876	$15,003,089

Accumulated undistributed (distributions in excess of) net investment income	$(46)	$8,539	$(75)	$32,875

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,487,284	$213,229	$1,079,734	$177,962
Net realized gain (loss)	118,015	19,384	86,525	21,932
Distributions of capital gains received from investment company non-affiliates	751	553	381	413
Distributions of capital gains received from investment company affiliates	168,356	836	103,269	730
Change in net unrealized appreciation/depreciation	6,322,806	(90,364)	5,360,067	15,365

Change in net assets resulting from operations	8,097,212	143,638	6,629,976	216,402

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,156)	(1,010)	(1,209)	(1,014)
From net realized gains	(39)	—	(51)	—
Class C
From net investment income	(804)	(699)	(848)	(701)
From net realized gains	(39)	—	(51)	—
Class R2
From net investment income	(1,008)	(879)	(1,057)	(882)
From net realized gains	(39)	—	(51)	—
Class R5
From net investment income	(423,451)	(3,878)	(378,271)	(6,562)
From net realized gains	(2,561)	—	(3,045)	—
Class R6
From net investment income	(1,011,076)	(134,353)	(668,509)	(99,243)
From net realized gains	(28,656)	—	(24,260)	—
Select Class
From net investment income	(131,498)	(17,669)	(101,725)	(16,476)
From net realized gains	(4,313)	—	(4,469)	—

Total distributions to shareholders	(1,604,640)	(158,488)	(1,183,546)	(124,878)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	75,746,028	19,253,858	58,968,350	15,648,054

NET ASSETS:
Change in net assets	82,238,600	19,239,008	64,414,780	15,739,578
Beginning of period	19,239,008	—	15,739,578	—

End of period	$101,477,608	$19,239,008	$80,154,358	$15,739,578

Accumulated undistributed (distributions in excess of) net investment income	$(126)	$55,948	$(2,372)	$54,100

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,224,535	$104,883	$730,472	$45,444
Net realized gain (loss)	176,917	17,489	38,689	21,164
Distributions of capital gains received from investment company non-affiliates	347	264	91	138
Distributions of capital gains received from investment company affiliates	101,841	669	58,043	619
Change in net unrealized appreciation/depreciation	6,597,645	63,017	4,021,769	78,412

Change in net assets resulting from operations	8,101,285	186,322	4,849,064	145,777

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,136)	(976)	(1,088)	(992)
From net realized gains	(37)	—	(61)	—
Class C
From net investment income	(768)	(661)	(714)	(676)
From net realized gains	(37)	—	(61)	—
Class R2
From net investment income	(982)	(844)	(931)	(859)
From net realized gains	(37)	—	(61)	—
Class R5
From net investment income	(514,598)	(4,838)	(238,235)	(2,898)
From net realized gains	(3,432)	—	(2,572)	—
Class R6
From net investment income	(563,075)	(47,048)	(404,728)	(8,912)
From net realized gains	(15,065)	—	(17,863)	—
Select Class
From net investment income	(198,837)	(16,791)	(111,529)	(17,925)
From net realized gains	(6,020)	—	(6,095)	—

Total distributions to shareholders	(1,304,024)	(71,158)	(783,938)	(32,262)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	83,432,022	8,725,702	49,431,945	3,133,732

NET ASSETS:
Change in net assets	90,229,283	8,840,866	53,497,071	3,247,247
Beginning of period	8,840,866	—	3,247,247	—

End of period	$99,070,149	$8,840,866	$56,744,318	$3,247,247

Accumulated undistributed (distributions in excess of) net investment income	$(1,957)	$34,578	$(55)	$13,892

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$749,559	$35,244	$310,377	$28,162
Net realized gain (loss)	64,498	19,411	28,046	27,009
Distributions of capital gains received from investment company non-affiliates	52	103	99	95
Distributions of capital gains received from investment company affiliates	58,976	597	20,295	585
Change in net unrealized appreciation/depreciation	4,405,675	74,888	1,798,724	85,533

Change in net assets resulting from operations	5,278,760	130,243	2,157,541	141,384

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,083)	(982)	(1,129)	(1,000)
From net realized gains	(58)	—	(185)	—
Class C
From net investment income	(705)	(666)	(751)	(684)
From net realized gains	(58)	—	(184)	—
Class R2
From net investment income	(924)	(849)	(970)	(867)
From net realized gains	(58)	—	(184)	—
Class R5
From net investment income	(256,672)	(2,932)	(135,016)	(1,676)
From net realized gains	(3,590)	—	(3,811)	—
Class R6
From net investment income	(339,944)	(3,944)	(121,719)	(2,151)
From net realized gains	(13,735)	—	(14,793)	—
Select Class
From net investment income	(174,902)	(16,579)	(61,989)	(16,261)
From net realized gains	(8,623)	—	(9,761)	—

Total distributions to shareholders	(800,352)	(25,952)	(350,492)	(22,639)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	51,364,058	2,168,549	24,326,561	1,267,001

NET ASSETS:
Change in net assets	55,842,466	2,272,840	26,133,610	1,385,746
Beginning of period	2,272,840	—	1,385,746	—

End of period	$58,115,306	$2,272,840	$27,519,356	$1,385,746

Accumulated undistributed (distributions in excess of) net investment income	$(56)	$9,960	$(23)	$6,177

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$231,670	$30,629	$62,916	$26,804
Net realized gain (loss)	5,155	21,325	1,496	22,253
Distributions of capital gains received from investment company non-affiliates	13	95	83	96
Distributions of capital gains received from investment company affiliates	16,609	585	3,905	585
Change in net unrealized appreciation/depreciation	1,433,290	73,987	425,725	86,289

Change in net assets resulting from operations	1,686,737	126,621	494,125	136,027

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,176)	(995)	(1,385)	(998)
From net realized gains	(177)	—	(799)	—
Class C
From net investment income	(798)	(678)	(1,008)	(681)
From net realized gains	(176)	—	(793)	—
Class R2
From net investment income	(1,017)	(861)	(1,227)	(865)
From net realized gains	(177)	—	(796)	—
Class R5
From net investment income	(103,190)	(2,751)	(32,929)	(1,236)
From net realized gains	(4,262)	—	(3,276)	—
Class R6
From net investment income	(63,795)	(2,015)	(7,233)	(1,457)
From net realized gains	(7,801)	—	(3,737)	—
Select Class
From net investment income	(73,647)	(16,174)	(25,851)	(16,595)
From net realized gains	(10,394)	—	(13,869)	—

Total distributions to shareholders	(266,610)	(23,474)	(92,903)	(21,832)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,757,178	1,669,153	4,161,579	1,137,601

NET ASSETS:
Change in net assets	17,177,305	1,772,300	4,562,801	1,251,796
Beginning of period	1,772,300	—	1,251,796	—

End of period	$18,949,605	$1,772,300	$5,814,597	$1,251,796

Accumulated undistributed (distributions in excess of) net investment income	$(18)	$7,808	$(8)	$5,625

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,001	$—	$49,988
Distributions reinvested	991	968	1,193	992

Change in net assets resulting from Class A capital transactions	$991	$50,969	$1,193	$50,980

Class C
Proceeds from shares issued	$—	$50,001	$—	$49,989
Distributions reinvested	663	663	853	684

Change in net assets resulting from Class C capital transactions	$663	$50,664	$853	$50,673

Class R2
Proceeds from shares issued	$—	$50,000	$—	$49,988
Distributions reinvested	852	840	1,049	863

Change in net assets resulting from Class R2 capital transactions	$852	$50,840	$1,049	$50,851

Class R5
Proceeds from shares issued	$31,288,089	$450,665	$33,773,297	$1,697,580
Distributions reinvested	200,495	2,907	231,291	8,606
Cost of shares redeemed	(10,715,236)	(47,529)	(15,284,166)	—

Change in net assets resulting from Class R5 capital transactions	$20,773,348	$406,043	$18,720,422	$1,706,186

Class R6
Proceeds from shares issued	$12,560,926	$5,435,406	$14,216,920	$14,447,082
Distributions reinvested	281,708	34,023	517,917	97,949
Cost of shares redeemed	(3,555,167)	(1,518,660)	(5,562,952)	(2,137,114)

Change in net assets resulting from Class R6 capital transactions	$9,287,467	$3,950,769	$9,171,885	$12,407,917

Select Class
Proceeds from shares issued	$1,766,857	$751,137	$2,214,949	$868,328
Distributions reinvested	45,223	15,718	57,177	16,565
Cost of shares redeemed	(274,410)	(728)	(226,903)	—

Change in net assets resulting from Select Class capital transactions	$1,537,670	$766,127	$2,045,223	$884,893

Total change in net assets resulting from capital transactions	$31,600,991	$5,275,412	$29,940,625	$15,151,500

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	60	63	71	64

Change in Class A Shares	60	3,396	71	3,397

Class C
Issued	—	3,333	—	3,333
Reinvested	41	43	51	44

Change in Class C Shares	41	3,376	51	3,377

Class R2
Issued	—	3,334	—	3,334
Reinvested	52	54	63	55

Change in Class R2 Shares	52	3,388	63	3,389

Class R5
Issued	1,922,790	28,628	2,019,784	105,423
Reinvested	12,067	188	13,554	548
Redeemed	(652,621)	(3,027)	(903,702)	—

Change in Class R5 Shares	1,282,236	25,789	1,129,636	105,971

Class R6
Issued	783,637	345,362	860,374	907,360
Reinvested	17,198	2,185	30,845	6,188
Redeemed	(219,753)	(96,673)	(333,476)	(133,411)

Change in Class R6 Shares	581,082	250,874	557,743	780,137

Select Class
Issued	111,771	50,071	134,994	57,374
Reinvested	2,762	1,017	3,392	1,062
Redeemed	(16,828)	(46)	(13,509)	—

Change in Select Class Shares	97,705	51,042	124,877	58,436

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	1,195	1,010	1,260	1,014

Change in net assets resulting from Class A capital transactions	$1,195	$51,007	$1,260	$51,014

Class C
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	843	699	899	701

Change in net assets resulting from Class C capital transactions	$843	$50,696	$899	$50,701

Class R2
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	1,047	879	1,108	882

Change in net assets resulting from Class R2 capital transactions	$1,047	$50,876	$1,108	$50,882

Class R5
Proceeds from shares issued	$56,585,432	$676,597	$45,954,934	$1,411,273
Distributions reinvested	426,012	3,878	381,316	6,562
Cost of shares redeemed	(13,911,103)	(485)	(7,816,270)	—

Change in net assets resulting from Class R5 capital transactions	$43,100,341	$679,990	$38,519,980	$1,417,835

Class R6
Proceeds from shares issued	$32,016,030	$18,645,839	$18,298,095	$13,898,919
Distributions reinvested	1,039,732	134,353	692,769	99,243
Cost of shares redeemed	(5,615,866)	(1,299,995)	(3,713,584)	(696,660)

Change in net assets resulting from Class R6 capital transactions	$27,439,896	$17,480,197	$15,277,280	$13,301,502

Select Class
Proceeds from shares issued	$5,520,823	$923,831	$5,370,708	$763,600
Distributions reinvested	135,811	17,669	95,058	16,476
Cost of shares redeemed	(453,928)	(408)	(297,943)	(3,956)

Change in net assets resulting from Select Class capital transactions	$5,202,706	$941,092	$5,167,823	$776,120

Total change in net assets resulting from capital transactions	$75,746,028	$19,253,858	$58,968,350	$15,648,054

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	69	64	71	64

Change in Class A Shares	69	3,397	71	3,397

Class C
Issued	—	3,333	—	3,333
Reinvested	48	45	50	45

Change in Class C Shares	48	3,378	50	3,378

Class R2
Issued	—	3,333	—	3,333
Reinvested	60	56	62	56

Change in Class R2 Shares	60	3,389	62	3,389

Class R5
Issued	3,264,824	41,440	2,580,990	84,764
Reinvested	23,882	243	20,759	405
Redeemed	(793,115)	(30)	(433,308)	—

Change in Class R5 Shares	2,495,591	41,653	2,168,441	85,169

Class R6
Issued	1,883,826	1,158,107	1,051,342	856,586
Reinvested	59,529	8,336	38,686	6,074
Redeemed	(328,094)	(79,675)	(210,321)	(42,471)

Change in Class R6 Shares	1,615,261	1,086,768	879,707	820,189

Select Class
Issued	334,076	60,594	309,030	50,836
Reinvested	7,780	1,122	5,258	1,041
Redeemed	(25,937)	(25)	(16,924)	(248)

Change in Select Class Shares	315,919	61,691	297,364	51,629

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000	$—	$49,994
Distributions reinvested	1,173	976	1,149	992

Change in net assets resulting from Class A capital transactions	$1,173	$50,976	$1,149	$50,986

Class C
Proceeds from shares issued	$—	$50,000	$—	$49,995
Distributions reinvested	805	661	775	676

Change in net assets resulting from Class C capital transactions	$805	$50,661	$775	$50,671

Class R2
Proceeds from shares issued	$—	$50,000	$—	$49,995
Distributions reinvested	1,019	844	992	859

Change in net assets resulting from Class R2 capital transactions	$1,019	$50,844	$992	$50,854

Class R5
Proceeds from shares issued	$61,563,428	$1,024,489	$27,531,426	$614,995
Distributions reinvested	518,030	4,838	240,807	2,898
Cost of shares redeemed	(7,389,886)	(38,601)	(3,467,471)	(659)

Change in net assets resulting from Class R5 capital transactions	$54,691,572	$990,726	$24,304,762	$617,234

Class R6
Proceeds from shares issued	$22,042,808	$7,096,216	$21,771,431	$1,359,271
Distributions reinvested	578,140	47,048	422,591	8,912
Cost of shares redeemed	(2,923,610)	(413,241)	(2,234,224)	(88,583)

Change in net assets resulting from Class R6 capital transactions	$19,697,338	$6,730,023	$19,959,798	$1,279,600

Select Class
Proceeds from shares issued	$9,275,915	$835,681	$5,600,804	$1,067,654
Distributions reinvested	199,328	16,791	117,624	17,925
Cost of shares redeemed	(435,128)	—	(553,959)	(1,192)

Change in net assets resulting from Select Class capital transactions	$9,040,115	$852,472	$5,164,469	$1,084,387

Total change in net assets resulting from capital transactions	$83,432,022	$8,725,702	$49,431,945	$3,133,732

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,334
Reinvested	63	62	60	62

Change in Class A Shares	63	3,395	60	3,396

Class C
Issued	—	3,333	—	3,333
Reinvested	44	42	41	43

Change in Class C Shares	44	3,375	41	3,376

Class R2
Issued	—	3,334	—	3,333
Reinvested	55	53	53	54

Change in Class R2 Shares	55	3,387	53	3,387

Class R5
Issued	3,370,862	61,201	1,478,787	36,238
Reinvested	27,358	296	12,440	177
Redeemed	(397,829)	(2,345)	(183,181)	(39)

Change in Class R5 Shares	3,000,391	59,152	1,308,046	36,376

Class R6
Issued	1,241,928	432,870	1,204,686	82,461
Reinvested	31,282	2,849	22,302	537
Redeemed	(160,957)	(24,963)	(120,236)	(5,292)

Change in Class R6 Shares	1,112,253	410,756	1,106,752	77,706

Select Class
Issued	540,516	55,346	312,777	69,527
Reinvested	10,792	1,055	6,194	1,117
Redeemed	(24,002)	—	(29,802)	(73)

Change in Select Class Shares	527,306	56,401	289,169	70,571

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	1,141	982	1,314	1,000

Change in net assets resulting from Class A capital transactions	$1,141	$50,979	$1,314	$50,999

Class C
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	763	666	935	684

Change in net assets resulting from Class C capital transactions	$763	$50,663	$935	$50,683

Class R2
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	982	849	1,154	867

Change in net assets resulting from Class R2 capital transactions	$982	$50,846	$1,154	$50,866

Class R5
Proceeds from shares issued	$28,088,817	$683,839	$16,065,185	$211,638
Distributions reinvested	260,262	2,932	138,827	1,676
Cost of shares redeemed	(3,005,756)	(4,671)	(1,343,496)	(17,988)

Change in net assets resulting from Class R5 capital transactions	$25,343,323	$682,100	$14,860,516	$195,326

Class R6
Proceeds from shares issued	$18,864,071	$601,511	$6,995,494	$292,102
Distributions reinvested	353,679	3,944	136,512	2,151
Cost of shares redeemed	(1,833,613)	(111,998)	(417,554)	(144,040)

Change in net assets resulting from Class R6 capital transactions	$17,384,137	$493,457	$6,714,452	$150,213

Select Class
Proceeds from shares issued	$9,016,866	$823,935	$3,721,370	$753,206
Distributions reinvested	183,525	16,579	71,750	16,261
Cost of shares redeemed	(566,679)	(10)	(1,044,930)	(553)

Change in net assets resulting from Select Class capital transactions	$8,633,712	$840,504	$2,748,190	$768,914

Total change in net assets resulting from capital transactions	$51,364,058	$2,168,549	$24,326,561	$1,267,001

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	59	62	69	63

Change in Class A Shares	59	3,395	69	3,396

Class C
Issued	—	3,333	—	3,333
Reinvested	40	42	50	43

Change in Class C Shares	40	3,375	50	3,376

Class R2
Issued	—	3,333	—	3,333
Reinvested	52	53	61	55

Change in Class R2 Shares	52	3,386	61	3,388

Class R5
Issued	1,495,956	40,154	856,627	12,779
Reinvested	13,323	178	7,118	104
Redeemed	(158,241)	(275)	(70,827)	(1,060)

Change in Class R5 Shares	1,351,038	40,057	792,918	11,823

Class R6
Issued	1,039,375	36,477	382,975	17,936
Reinvested	18,468	239	7,163	132
Redeemed	(97,701)	(6,554)	(22,290)	(8,344)

Change in Class R6 Shares	960,142	30,162	367,848	9,724

Select Class
Issued	507,920	54,493	203,721	50,197
Reinvested	9,585	1,036	3,765	1,018
Redeemed	(29,176)	— (b)	(55,425)	(33)

Change in Select Class Shares	488,329	55,529	152,061	51,182

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund			JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)		Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	1,353	995		2,184	998

Change in net assets resulting from Class A capital transactions	$1,353	$50,995		$2,184	$50,998

Class C
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	974	678		1,801	681

Change in net assets resulting from Class C capital transactions	$974	$50,678		$1,801	$50,681

Class R2
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	1,194	861		2,023	865

Change in net assets resulting from Class R2 capital transactions	$1,194	$50,861		$2,023	$50,865

Class R5
Proceeds from shares issued	$10,855,297	$504,444		$3,784,354	$64,808
Distributions reinvested	107,452	2,751		36,205	1,236
Cost of shares redeemed	(1,050,497)	—	(b)	(92,121)	—

Change in net assets resulting from Class R5 capital transactions	$9,912,252	$507,195		$3,728,438	$66,044

Class R6
Proceeds from shares issued	$3,417,080	$245,381		$287,744	$102,338
Distributions reinvested	71,596	2,015		10,970	1,457
Cost of shares redeemed	(511,424)	(11,901)		(77,003)	—

Change in net assets resulting from Class R6 capital transactions	$2,977,252	$235,495		$221,711	$103,795

Select Class
Proceeds from shares issued	$3,057,384	$757,755		$214,914	$799,608
Distributions reinvested	84,041	16,174		39,720	16,595
Cost of shares redeemed	(277,272)	—		(49,212)	(985)

Change in net assets resulting from Select Class capital transactions	$2,864,153	$773,929		$205,422	$815,218

Total change in net assets resulting from capital transactions	$15,757,178	$1,669,153		$4,161,579	$1,137,601

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2050 Fund			JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)		Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333		—	3,333
Reinvested	71	63		119	63

Change in Class A Shares	71	3,396		119	3,396

Class C
Issued	—	3,332		—	3,333
Reinvested	52	44		99	43

Change in Class C Shares	52	3,376		99	3,376

Class R2
Issued	—	3,331		—	3,334
Reinvested	64	56		110	54

Change in Class R2 Shares	64	3,387		110	3,388

Class R5
Issued	579,040	29,946		204,811	4,209
Reinvested	5,540	168		1,896	77
Redeemed	(55,336)	—	(b)	(4,933)	—

Change in Class R5 Shares	529,244	30,114		201,774	4,286

Class R6
Issued	187,362	14,795		15,884	6,406
Reinvested	3,774	124		595	90
Redeemed	(27,701)	(685)		(4,206)	—

Change in Class R6 Shares	163,435	14,234		12,273	6,496

Select Class
Issued	172,945	50,449		11,744	53,002
Reinvested	4,440	1,012		2,162	1,038
Redeemed	(15,031)	—		(2,790)	(59)

Change in Select Class Shares	162,354	51,461		11,116	53,981

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class A
Year Ended June 30, 2014	$15.44	$0.30	(h)	$1.33		$1.63	$(0.28)	$(0.01)		$(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		0.41	(k)	0.73	(0.29)	—	(l)	(0.29)

Class C
Year Ended June 30, 2014	15.44	0.20	(h)	1.33		1.53	(0.19)	(0.01)		(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.23		0.41	(k)	0.64	(0.20)	—	(l)	(0.20)

Class R2
Year Ended June 30, 2014	15.44	0.26	(h)	1.32		1.58	(0.24)	(0.01)		(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.28		0.41	(k)	0.69	(0.25)	—	(l)	(0.25)

Class R5
Year Ended June 30, 2014	15.44	0.38	(h)	1.30		1.68	(0.34)	(0.01)		(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		0.45	(k)	0.78	(0.34)	—	(l)	(0.34)

Class R6
Year Ended June 30, 2014	15.45	0.39	(h)	1.30		1.69	(0.35)	(0.01)		(0.36)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		0.43	(k)	0.80	(0.35)	—	(l)	(0.35)

Select Class
Year Ended June 30, 2014	15.44	0.34	(h)	1.31		1.65	(0.31)	(0.01)		(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34		0.41	(k)	0.75	(0.31)	—	(l)	(0.31)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(l)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.78	10.61%	$57,991	0.51	%(i)	1.85	%(i)	1.87	%(i)	86%
15.44	4.87	52,447	0.54	(i)	2.07	(i)	12.14	(i)	84

16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86
15.44	4.26	52,134	1.14	(i)	1.47	(i)	12.64	(i)	84

16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86
15.44	4.61	52,315	0.79	(i)	1.81	(i)	12.38	(i)	84

16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86
15.44	5.24	398,244	0.20	(i)	3.20	(i)	9.64	(i)	84

16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86
15.45	5.34	3,874,952	0.17	(i)	2.47	(i)	4.40	(i)	84

16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)	11.88	(i)	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2015 Fund
Class A
Year Ended June 30, 2014	$15.71	$0.32	(h)	$1.61		$1.93	$(0.34)	$(0.01)	$(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.35		0.66	(k)	1.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	15.71	0.22	(h)	1.60		1.82	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.25		0.66	(k)	0.91	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	15.71	0.28	(h)	1.61		1.89	(0.30)	(0.01)	(0.31)
July 2, 2012 (j) through June 30, 2013	15.00	0.31		0.66	(k)	0.97	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	15.71	0.39	(h)	1.60		1.99	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.35		0.71	(k)	1.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	15.72	0.41	(h)	1.58		1.99	(0.41)	(0.01)	(0.42)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		0.69	(k)	1.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	15.71	0.37	(h)	1.59		1.96	(0.37)	(0.01)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		0.66	(k)	1.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.29	12.36%	$59,964	0.51	%(i)	1.94	%(i)	1.54	%(i)	75%
15.71	6.73	53,380	0.55	(i)	2.24	(i)	11.07	(i)	50

17.28	11.65	59,249	1.11	(i)	1.34	(i)	2.03	(i)	75
15.71	6.12	53,060	1.15	(i)	1.63	(i)	11.56	(i)	50

17.29	12.09	59,663	0.76	(i)	1.69	(i)	1.78	(i)	75
15.71	6.47	53,245	0.80	(i)	1.98	(i)	11.31	(i)	50

17.29	12.75	21,360,913	0.19	(i)	2.32	(i)	0.88	(i)	75
15.71	7.11	1,664,879	0.22	(i)	4.74	(i)	4.81	(i)	50

17.29	12.73	23,135,359	0.12	(i)	2.44	(i)	1.01	(i)	75
15.72	7.22	12,260,353	0.17	(i)	2.70	(i)	1.91	(i)	50

17.29	12.55	3,168,728	0.38	(i)	2.23	(i)	1.28	(i)	75
15.71	6.90	918,172	0.40	(i)	2.40	(i)	10.55	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class A
Year Ended June 30, 2014	$16.03	$0.33	(h)	$2.02		$2.35	$(0.34)	$(0.01)	$(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		0.96	(k)	1.33	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.02	0.23	(h)	2.03		2.26	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		0.96	(k)	1.23	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2014	16.03	0.29	(h)	2.02		2.31	(0.30)	(0.01)	(0.31)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		0.96	(k)	1.29	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.03	0.46	(h)	1.95		2.41	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.02	(k)	1.39	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2014	16.03	0.44	(h)	1.98		2.42	(0.41)	(0.01)	(0.42)
July 2, 2012 (j) through June 30, 2013	15.00	0.41		0.98	(k)	1.39	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.03	0.39	(h)	1.99		2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.38		0.98	(k)	1.36	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.03	14.75%	$62,504	0.53	%(i)	1.94	%(i)	1.28	%(i)	49%
16.03	8.93	54,454	0.56	(i)	2.33	(i)	10.57	(i)	31

18.03	14.16	61,763	1.13	(i)	1.34	(i)	1.78	(i)	49
16.02	8.23	54,131	1.16	(i)	1.73	(i)	11.07	(i)	31

18.03	14.47	62,195	0.78	(i)	1.69	(i)	1.53	(i)	49
16.03	8.66	54,320	0.81	(i)	2.08	(i)	10.82	(i)	31

18.03	15.15	45,752,633	0.21	(i)	2.60	(i)	0.68	(i)	49
16.03	9.31	667,513	0.22	(i)	4.48	(i)	6.18	(i)	31

18.03	15.19	48,730,493	0.14	(i)	2.53	(i)	0.76	(i)	49
16.03	9.35	17,419,901	0.18	(i)	2.84	(i)	1.56	(i)	31

18.03	14.95	6,808,020	0.38	(i)	2.28	(i)	1.01	(i)	49
16.03	9.10	988,689	0.41	(i)	2.52	(i)	9.98	(i)	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class A
Year Ended June 30, 2014	$16.27	$0.33	(h)	$2.35	$2.68	$(0.35)	$(0.02)	$(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.20	1.57	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.27	0.22	(h)	2.35	2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.21	1.48	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2014	16.27	0.29	(h)	2.35	2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.20	1.53	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.28	0.47	(h)	2.27	2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.25	1.64	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2014	16.27	0.44	(h)	2.31	2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.21	1.63	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.28	0.41	(h)	2.29	2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.22	1.61	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.58	16.57%	$64,440	0.53	%(i)	1.88	%(i)	1.42	%(i)	40%
16.27	10.55	55,293	0.57	(i)	2.33	(i)	10.86	(i)	25

18.57	15.83	63,675	1.12	(i)	1.28	(i)	1.92	(i)	40
16.27	9.91	54,964	1.17	(i)	1.73	(i)	11.36	(i)	25

18.58	16.29	64,120	0.78	(i)	1.63	(i)	1.67	(i)	40
16.27	10.28	55,156	0.82	(i)	2.08	(i)	11.11	(i)	25

18.59	16.96	41,884,578	0.21	(i)	2.62	(i)	0.76	(i)	40
16.28	11.01	1,386,248	0.24	(i)	5.51	(i)	4.79	(i)	25

18.58	17.02	31,592,373	0.14	(i)	2.47	(i)	0.90	(i)	40
16.27	10.98	13,347,658	0.20	(i)	2.79	(i)	1.76	(i)	25

18.58	16.69	6,485,172	0.40	(i)	2.33	(i)	1.13	(i)	40
16.28	10.78	840,259	0.42	(i)	2.48	(i)	10.56	(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Year Ended June 30, 2014	$16.48	$0.33	(h)	$2.67	$3.00	$(0.33)	$(0.01)	$(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.40	1.77	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2014	16.48	0.22	(h)	2.67	2.89	(0.23)	(0.01)	(0.24)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.41	1.68	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.48	0.28	(h)	2.68	2.96	(0.29)	(0.01)	(0.30)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.40	1.73	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2014	16.48	0.52	(h)	2.55	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.40		1.43	1.83	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.48	0.46	(h)	2.61	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.41	1.83	(0.35)	—	(0.35)

Select Class
Year Ended June 30, 2014	16.48	0.40	(h)	2.63	3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.38		1.42	1.80	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.14	18.32%	$66,203	0.54	%(i)	1.81	%(i)	1.45	%(i)	36%
16.48	11.89	55,947	0.58	(i)	2.31	(i)	11.17	(i)	30

19.13	17.58	65,414	1.14	(i)	1.21	(i)	1.95	(i)	36
16.48	11.25	55,613	1.18	(i)	1.71	(i)	11.67	(i)	30

19.14	18.03	65,871	0.79	(i)	1.56	(i)	1.70	(i)	36
16.48	11.62	55,807	0.83	(i)	2.06	(i)	11.42	(i)	30

19.14	18.73	58,548,233	0.22	(i)	2.78	(i)	0.73	(i)	36
16.48	12.29	974,686	0.26	(i)	4.51	(i)	5.45	(i)	30

19.14	18.77	29,155,385	0.16	(i)	2.50	(i)	0.89	(i)	36
16.48	12.33	6,769,334	0.22	(i)	2.80	(i)	2.85	(i)	30

19.13	18.47	11,169,043	0.39	(i)	2.21	(i)	1.13	(i)	36
16.48	12.06	929,479	0.43	(i)	2.45	(i)	10.68	(i)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class A
Year Ended June 30, 2014	$16.67	$0.31	(h)	$2.93	$3.24	$(0.32)	$(0.02)	$(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.60	1.97	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.66	0.20	(h)	2.93	3.13	(0.21)	(0.02)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.59	1.86	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.67	0.27	(h)	2.92	3.19	(0.27)	(0.02)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.60	1.93	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.67	0.51	(h)	2.80	3.31	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.41		1.61	2.02	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.67	0.48	(h)	2.83	3.31	(0.39)	(0.02)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.60	2.03	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.67	0.40	(h)	2.87	3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.60	1.99	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.57	19.50%	$67,644	0.54	%(i)	1.72	%(i)	1.94	%(i)	37%
16.67	13.21	56,597	0.59	(i)	2.29	(i)	12.8	(i)	41

19.56	18.83	66,839	1.14	(i)	1.11	(i)	2.43	(i)	37
16.66	12.49	56,260	1.19	(i)	1.69	(i)	13.30	(i)	41

19.57	19.21	67,306	0.79	(i)	1.46	(i)	2.18	(i)	37
16.67	12.93	56,455	0.84	(i)	2.04	(i)	13.04	(i)	41

19.58	19.98	26,317,740	0.22	(i)	2.67	(i)	0.91	(i)	37
16.67	13.60	606,414	0.26	(i)	5.21	(i)	10.33	(i)	41

19.57	19.96	23,185,570	0.16	(i)	2.59	(i)	1.08	(i)	37
16.67	13.65	1,295,293	0.23	(i)	2.78	(i)	7.67	(i)	41

19.57	19.69	7,039,219	0.41	(i)	2.13	(i)	1.41	(i)	37
16.67	13.38	1,176,228	0.45	(i)	2.41	(i)	11.89	(i)	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class A
Year Ended June 30, 2014	$16.72	$0.32	(h)	$3.10	$3.42	$(0.32)	$(0.02)	$(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.64	2.01	(0.29)	—	—

Class C
Year Ended June 30, 2014	16.72	0.20	(h)	3.10	3.30	(0.21)	(0.02)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.65	1.92	(0.20)	—	—

Class R2
Year Ended June 30, 2014	16.72	0.27	(h)	3.10	3.37	(0.27)	(0.02)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.65	1.97	(0.25)	—	—

Class R5
Year Ended June 30, 2014	16.72	0.52	(h)	2.96	3.48	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	—

Class R6
Year Ended June 30, 2014	16.72	0.48	(h)	3.01	3.49	(0.39)	(0.02)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.66	2.08	(0.36)	—	—

Select Class
Year Ended June 30, 2014	16.72	0.40	(h)	3.04	3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.65	2.04	(0.32)	—	—

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.80	20.50%	$68,397	0.56	%(i)	1.71	%(i)	1.93	%(i)	22%
16.72	13.52	56,777	0.60	(i)	2.88	(i)	14.44	(i)	52

19.79	19.75	67,582	1.16	(i)	1.10	(i)	2.44	(i)	22
16.72	12.87	56,439	1.20	(i)	1.68	(i)	14.93	(i)	52

19.80	20.21	68,055	0.81	(i)	1.45	(i)	2.18	(i)	22
16.72	13.25	56,635	0.85	(i)	2.03	(i)	14.68	(i)	52

19.80	20.92	27,542,352	0.22	(i)	2.74	(i)	0.88	(i)	22
16.72	13.92	669,908	0.27	(i)	5.57	(i)	12.70	(i)	52

19.80	20.97	19,605,778	0.16	(i)	2.56	(i)	1.04	(i)	22
16.72	13.96	504,437	0.23	(i)	2.67	(i)	11.68	(i)	52

19.79	20.66	10,763,142	0.40	(i)	2.15	(i)	1.35	(i)	22
16.72	13.70	928,644	0.45	(i)	2.44	(i)	14.11	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Year Ended June 30, 2014	$16.72	$0.32	(h)	$3.05	$3.37	$(0.33)	$(0.05)	$(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.65	2.02	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.71	0.21	(h)	3.05	3.26	(0.22)	(0.05)	(0.27)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.64	1.91	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.72	0.27	(h)	3.05	3.32	(0.28)	(0.05)	(0.33)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.65	1.98	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.72	0.55	(h)	2.88	3.43	(0.39)	(0.05)	(0.44)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.72	0.50	(h)	2.95	3.45	(0.40)	(0.05)	(0.45)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.65	2.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.72	0.39	(h)	3.01	3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.65	2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.71	20.29%	$68,311	0.53	%(i)	1.73	%(i)	3.34	%(i)	31%
16.72	13.56	56,774	0.60	(i)	2.28	(i)	15.87	(i)	64

19.70	19.62	67,498	1.13	(i)	1.13	(i)	3.84	(i)	31
16.71	12.84	56,435	1.20	(i)	1.68	(i)	16.36	(i)	64

19.71	20.00	67,969	0.78	(i)	1.48	(i)	3.59	(i)	31
16.72	13.29	56,632	0.85	(i)	2.03	(i)	16.10	(i)	64

19.71	20.71	15,862,556	0.21	(i)	2.87	(i)	1.32	(i)	31
16.72	13.96	197,653	0.26	(i)	3.43	(i)	15.73	(i)	64

19.72	20.81	7,446,757	0.16	(i)	2.67	(i)	1.97	(i)	31
16.72	14.00	162,602	0.23	(i)	2.41	(i)	14.36	(i)	64

19.71	20.47	4,006,265	0.40	(i)	2.10	(i)	2.56	(i)	31
16.72	13.73	855,650	0.45	(i)	2.43	(i)	15.61	(i)	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class A
Year Ended June 30, 2014	$16.73	$0.33	(h)	$3.05	$3.38	$(0.34)	$(0.05)	$(0.39)
July 2, 2012 (j) through June 30, 2013	15.00	0.36		1.67	2.03	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.72	0.21	(h)	3.06	3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.65	1.92	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.72	0.28	(h)	3.06	3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.66	1.98	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.72	0.53	(h)	2.92	3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.73	0.49	(h)	2.97	3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.66	2.09	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.73	0.40	(h)	3.01	3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.66	2.05	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.72	20.36%	$68,363	0.55	%(i)	1.77	%(i)	3.42	%(i)	23%
16.73	13.62	56,796	0.60	(i)	2.28	(i)	15.61	(i)	49

19.71	19.68	67,548	1.15	(i)	1.17	(i)	3.92	(i)	23
16.72	12.90	56,458	1.20	(i)	1.67	(i)	16.10	(i)	49

19.71	20.08	68,021	0.80	(i)	1.52	(i)	3.67	(i)	23
16.72	13.28	56,654	0.85	(i)	2.02	(i)	15.85	(i)	49

19.71	20.79	11,027,186	0.21	(i)	2.78	(i)	1.74	(i)	23
16.72	13.95	503,559	0.27	(i)	4.14	(i)	14.51	(i)	49

19.72	20.82	3,503,945	0.16	(i)	2.60	(i)	2.52	(i)	23
16.73	14.06	238,087	0.22	(i)	3.09	(i)	14.50	(i)	49

19.71	20.51	4,214,542	0.40	(i)	2.16	(i)	2.90	(i)	23
16.73	13.79	860,746	0.45	(i)	2.43	(i)	15.35	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class A
Year Ended June 30, 2014	$16.71	$0.33	(h)	$2.95	$3.28	$(0.40)	$(0.23)	$(0.63)
July 2, 2012 (j) through June 30, 2013	15.00	0.36		1.65	2.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.70	0.22	(h)	2.95	3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.63	1.90	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.71	0.29	(h)	2.94	3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.65	1.97	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.71	0.58	(h)	2.77	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.64	2.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.71	0.46	(h)	2.89	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.64	2.07	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.71	0.37	(h)	2.93	3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.64	2.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.36	19.92%	$68,033	0.51	%(i)	1.84	%(i)	9.61	%(i)	23%
16.71	13.49	56,738	0.60	(i)	2.27	(i)	16.56	(i)	52

19.35	19.25	67,223	1.10	(i)	1.23	(i)	10.11	(i)	23
16.70	12.77	56,400	1.20	(i)	1.67	(i)	17.04	(i)	52

19.35	19.57	67,693	0.75	(i)	1.59	(i)	9.86	(i)	23
16.71	13.21	56,597	0.85	(i)	2.02	(i)	16.79	(i)	52

19.36	20.34	3,988,320	0.21	(i)	3.10	(i)	4.01	(i)	23
16.71	13.88	71,611	0.25	(i)	2.68	(i)	16.17	(i)	52

19.36	20.38	363,385	0.14	(i)	2.51	(i)	8.79	(i)	23
16.71	13.93	108,546	0.21	(i)	2.85	(i)	16.21	(i)	52

19.35	20.04	1,259,943	0.36	(i)	2.04	(i)	9.30	(i)	23
16.71	13.66	901,904	0.45	(i)	2.44	(i)	16.31	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Funds commenced operations on July 2, 2012. Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Futures and options are generally valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
JPMorgan SmartRetirement Blend Income Fund
Total Investments in Securities (a)	$38,653,277	$—	$—	$38,653,277

JPMorgan SmartRetirement Blend 2015 Fund
Total Investments in Securities (a)	$47,712,849	$—	$—	$47,712,849

JPMorgan SmartRetirement Blend 2020 Fund
Total Investments in Securities (a)	$101,251,305	$—	$—	$101,251,305

JPMorgan SmartRetirement Blend 2025 Fund
Total Investments in Securities (a)	$80,099,812	$—	$—	$80,099,812

JPMorgan SmartRetirement Blend 2030 Fund
Total Investments in Securities (a)	$99,014,295	$—	$—	$99,014,295

JPMorgan SmartRetirement Blend 2035 Fund
Total Investments in Securities (a)	$56,857,154	$—	$—	$56,857,154

JPMorgan SmartRetirement Blend 2040 Fund
Total Investments in Securities (a)	$58,240,526	$—	$—	$58,240,526

JPMorgan SmartRetirement Blend 2045 Fund
Total Investments in Securities (a)	$27,499,186	$—	$—	$27,499,186

JPMorgan SmartRetirement Blend 2050 Fund
Total Investments in Securities (a)	$19,035,381	$—	$—	$19,035,381

JPMorgan SmartRetirement Blend 2055 Fund
Total Investments in Securities (a)	$5,859,707	$—	$—	$5,859,707

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the purchases and sales amounts in the table below

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$72,071	$351,004	$160,000	$(4,331)	$4	19,368	$274,839
JPMorgan Core Bond Fund, Class R6 Shares	666,557	5,353,470	537,000	(7,397)	86,601	472,012	5,536,703
JPMorgan Corporate Bond Fund, Class R6 Shares	90,401	670,703	70,000	(1,464)	12,703	71,506	718,633
JPMorgan Emerging Economies Fund, Class R5 Shares	26,198	58,256	—	—	1,255	6,495	89,236
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	183,042	902,074	272,000	(14,948)	16,073	96,314	836,003
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	132,449	—	—	—	5,824	143,388
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	42,414	99,015	143,449	(1,081)	1,015	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	57,918	290,000	131,214	(5,330)	—	22,449	220,227
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	1,738,641	300,000	(472)	17,228	142,329	1,440,372
JPMorgan Floating Rate Income Fund, Select Class Shares	130,000	937,312	1,067,346	444	14,269	—	—
JPMorgan High Yield Fund, Class R6 Shares	440,344	3,841,594	2,086,001	33,373	99,244	272,363	2,222,482
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	260,438	1,857,456	230,000	(5,118)	18,270	180,733	1,923,002
JPMorgan International Realty Fund, Class R5 Shares	52,421	315,982	300,000	11,021	3,982	8,249	88,100
JPMorgan Prime Money Market Fund, Institutional Class Shares	539,737	43,555,697	40,281,658	19	339	3,813,776	3,813,776
JPMorgan Realty Income Fund, Class R5 Shares	80,956	927,036	130,000	2,585	1,719	67,830	883,145

Total	$2,642,497			$7,301	$272,702		$18,189,906

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$110,387	$340,019	$140,000	$(6,130)	$18	22,903	$324,993
JPMorgan Core Bond Fund, Class R6 Shares	1,974,443	5,922,928	989,000	(16,957)	127,567	594,698	6,975,809
JPMorgan Corporate Bond Fund, Class R6 Shares	280,134	673,369	60,000	(2,916)	18,369	92,880	933,441
JPMorgan Emerging Economies Fund, Class R5 Shares	136,244	139,112	—	—	4,113	21,281	292,405
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	467,340	938,322	430,000	(41,208)	23,322	115,651	1,003,853
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	326,292	—	—	—	13,879	341,697
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	175,476	137,418	326,292	—	2,418	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	150,679	250,001	143,120	(13,514)	—	26,707	261,993
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	1,757,624	400,000	(854)	17,092	134,381	1,359,934

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2015 Fund (continued)
JPMorgan Floating Rate Income Fund, Select Class Shares	$225,000	$961,886	$1,186,886	$398	$15,135	—	$—
JPMorgan High Yield Fund, Class R6 Shares	1,150,257	3,657,141	2,225,000	37,030	135,313	320,710	2,616,993
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	495,786	1,519,425	230,000	(6,190)	18,253	171,006	1,819,508
JPMorgan International Realty Fund, Class R5 Shares	187,675	432,466	513,000	14,326	9,466	13,081	139,708
JPMorgan Prime Money Market Fund, Institutional Class Shares	659,727	50,596,644	48,510,807	13	270	2,745,564	2,745,564
JPMorgan Realty Income Fund, Class R5 Shares	324,805	1,309,496	309,000	(3,658)	3,906	103,033	1,341,493

Total	$6,337,953			$(39,660)	$375,242		$20,157,391

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$31,930	$190,016	$—	$—	$16	15,903	$225,664
JPMorgan Core Bond Fund, Class R6 Shares	2,343,732	12,422,779	688,000	12,429	226,997	1,210,632	14,200,717
JPMorgan Corporate Bond Fund, Class R6 Shares	323,787	1,643,989	50,000	(2,264)	33,989	197,593	1,985,810
JPMorgan Emerging Economies Fund, Class R5 Shares	284,355	714,474	40,000	(4,072)	11,473	74,020	1,017,037
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	533,120	1,988,860	720,000	(55,338)	38,861	212,595	1,845,326
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,431,168	—	—	—	61,791	1,521,294
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	333,872	610,853	971,168	—	7,353	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	191,338	560,000	212,885	(13,476)	—	55,972	549,082
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	993,447	—	—	10,911	98,215	993,940
JPMorgan Floating Rate Income Fund, Select Class Shares	75,000	505,753	580,753	198	7,337	—	—
JPMorgan High Yield Fund, Class R6 Shares	1,303,041	6,724,360	3,255,000	77,424	223,972	590,686	4,819,998
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	167,220	966,631	40,000	(712)	11,044	104,965	1,116,823
JPMorgan International Realty Fund, Class R5 Shares	318,220	1,279,002	1,300,000	43,133	20,001	35,724	381,531
JPMorgan Prime Money Market Fund, Institutional Class Shares	81,814	78,415,905	77,911,907	2	80	585,812	585,812
JPMorgan Realty Income Fund, Class R5 Shares	532,553	3,574,683	356,000	17,821	14,284	296,667	3,862,607

Total	$6,519,982			$75,145	$606,318		$33,105,641

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,411,659	$7,858,221	$430,000	$4,820	$127,859	759,767	$8,912,065
JPMorgan Corporate Bond Fund, Class R6 Shares	183,502	1,141,865	75,000	(3,284)	19,365	128,199	1,288,399
JPMorgan Emerging Economies Fund, Class R5 Shares	312,914	697,413	32,000	(3,385)	9,413	75,707	1,040,216
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	368,979	1,162,909	295,000	(29,771)	22,910	146,301	1,269,893
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,213,046	—	—	—	52,361	1,289,133
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	336,438	701,039	1,063,047	—	6,039	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	123,560	350,000	70,000	(5,994)	—	41,835	410,401
JPMorgan High Yield Fund, Class R6 Shares	982,714	3,835,635	1,442,000	53,522	145,986	418,026	3,411,091
JPMorgan International Realty Fund, Class R5 Shares	268,020	945,623	970,000	36,278	15,623	29,340	313,356
JPMorgan Prime Money Market Fund, Institutional Class Shares	96,809	57,919,009	57,497,576	8	57	518,242	518,242
JPMorgan Realty Income Fund, Class R5 Shares	487,833	3,087,681	244,000	14,039	11,431	263,252	3,427,546

Total	$4,572,428			$66,233	$358,683		$21,880,342

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$511,649	$7,064,255	$200,000	$6,615	$94,429	633,666	$7,432,899
JPMorgan Corporate Bond Fund, Class R6 Shares	67,606	1,173,665	127,000	(3,301)	14,866	113,484	1,140,513
JPMorgan Emerging Economies Fund, Class R5 Shares	180,581	1,334,705	100,000	(9,922)	11,704	109,069	1,498,606
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	180,138	1,256,069	100,000	(11,271)	22,068	158,672	1,377,271
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,718,682	—	—	—	75,513	1,859,118
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	223,676	819,860	1,048,683	(9,375)	7,360	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	57,464	473,000	76,000	(4,300)	—	47,170	462,733
JPMorgan High Yield Fund, Class R6 Shares	510,263	4,727,294	1,437,000	57,005	147,766	469,435	3,830,591
JPMorgan International Realty Fund, Class R5 Shares	162,349	1,465,775	1,290,000	51,784	19,775	40,452	432,024
JPMorgan Prime Money Market Fund, Institutional Class Shares	48,467	69,444,466	68,914,088	1	62	578,845	578,845
JPMorgan Realty Income Fund, Class R5 Shares	309,726	4,442,254	180,000	17,393	13,267	361,728	4,709,694

Total	$2,251,919			$94,629	$331,297		$23,322,294

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$92,513	$2,760,565	$198,000	$1,008	$33,329	228,440	$2,679,606
JPMorgan Corporate Bond Fund, Class R6 Shares	11,590	377,496	10,000	(452)	4,496	38,634	388,268
JPMorgan Emerging Economies Fund, Class R5 Shares	72,752	884,458	31,000	(4,781)	8,459	70,857	973,579
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	53,146	655,591	53,000	(4,587)	10,591	77,931	676,437
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,164,320	—	—	—	51,508	1,268,129
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	90,084	946,896	1,023,319	(17,404)	5,396	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	16,184	248,501	30,000	(1,446)	—	24,217	237,568
JPMorgan High Yield Fund, Class R6 Shares	174,091	2,520,312	665,000	33,192	80,701	250,374	2,043,050
JPMorgan International Realty Fund, Class R5 Shares	62,895	1,048,499	893,000	19,521	16,499	24,323	259,766
JPMorgan Prime Money Market Fund, Institutional Class Shares	18,767	46,282,637	45,784,944	1	45	516,460	516,460
JPMorgan Realty Income Fund, Class R5 Shares	124,226	2,817,600	104,000	10,744	10,207	226,121	2,944,101

Total	$716,248			$35,796	$169,723		$11,986,964

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$40,754	$1,733,452	$92,000	$2,139	$20,357	144,487	$1,694,830
JPMorgan Corporate Bond Fund, Class R6 Shares	5,312	200,192	45,000	(394)	2,192	16,354	164,360
JPMorgan Emerging Economies Fund, Class R5 Shares	51,753	1,045,804	50,000	(3,719)	9,205	80,903	1,111,605
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	33,406	557,202	—	—	10,552	70,383	610,921
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,234,967	—	—	—	54,369	1,338,567
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	60,346	788,717	844,966	(5,795)	5,917	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,171	253,500	40,000	207	—	23,291	228,482
JPMorgan High Yield Fund, Class R6 Shares	114,477	2,506,228	635,000	34,026	80,245	244,945	1,998,754
JPMorgan International Realty Fund, Class R5 Shares	45,404	997,011	820,000	26,434	17,812	25,418	271,468
JPMorgan Prime Money Market Fund, Institutional Class Shares	15,653	43,018,517	42,512,521	1	40	521,649	521,649
JPMorgan Realty Income Fund, Class R5 Shares	91,579	2,970,616	—	15,397	11,119	244,472	3,183,022

Total	$469,855			$68,296	$157,439		$11,123,658

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$24,013	$849,801	$71,900	$(167)	$8,364	68,833	$807,410
JPMorgan Corporate Bond Fund, Class R6 Shares	4,905	71,107	—	—	1,107	7,766	78,048
JPMorgan Emerging Economies Fund, Class R5 Shares	31,941	456,695	—	—	3,195	37,302	512,528

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2045 Fund (continued)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$20,019	$267,741	$—	$—	$3,740	34,194	$296,807
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	575,810	—	—	—	25,034	616,337
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	36,167	262,552	298,810	103	2,052	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	6,673	103,700	9,000	(472)	—	10,461	102,619
JPMorgan High Yield Fund, Class R6 Shares	68,485	1,133,656	261,000	12,627	31,644	116,176	947,993
JPMorgan International Realty Fund, Class R5 Shares	27,199	473,620	405,000	12,967	6,120	11,103	118,582
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,184	22,046,183	21,817,102	1	20	238,265	238,265
JPMorgan Realty Income Fund, Class R5 Shares	54,538	1,421,429	6,500	5,058	3,834	117,270	1,526,852

Total	$283,124			$30,117	$60,076		$5,245,441

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$33,348	$603,425	$61,000	$(306)	$6,404	49,412	$579,604
JPMorgan Corporate Bond Fund, Class R6 Shares	7,282	52,542	—	—	1,043	6,147	61,777
JPMorgan Emerging Economies Fund, Class R5 Shares	41,715	289,184	—	—	2,434	25,659	352,551
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	26,809	185,321	20,000	(1,391)	3,220	22,882	198,620
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	386,056	—	—	—	17,031	419,298
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	46,763	181,858	228,057	(1,158)	1,658	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	7,167	83,500	20,500	35	—	7,302	71,629
JPMorgan High Yield Fund, Class R6 Shares	87,347	722,220	167,000	9,937	24,868	79,449	648,302
JPMorgan International Realty Fund, Class R5 Shares	37,734	286,953	270,000	11,516	4,453	6,856	73,217
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,595	12,780,622	12,600,977	1	14	196,240	196,240
JPMorgan Realty Income Fund, Class R5 Shares	69,727	961,972	20,000	4,309	3,334	80,712	1,050,869

Total	$374,487			$22,943	$47,428		$3,652,107

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$23,724	$167,441	$11,000	$(253)	$1,776	15,449	$181,221
JPMorgan Corporate Bond Fund, Class R6 Shares	2,366	18,760	4,000	(45)	259	1,754	17,630
JPMorgan Emerging Economies Fund, Class R5 Shares	29,268	81,004	6,000	(452)	555	8,110	111,431
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	19,500	45,816	6,000	(415)	816	7,017	60,912
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	118,810	—	—	—	5,184	127,635
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	35,322	8,844	43,809	—	344	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	6,376	20,000	5,400	(404)	—	2,174	21,329

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2055 Fund (continued)
JPMorgan High Yield Fund, Class R6 Shares	$61,651	$196,461	$62,249	$2,241	$6,659	24,257	$197,937
JPMorgan International Realty Fund, Class R5 Shares	26,359	73,423	92,000	5,290	925	1,301	13,899
JPMorgan Prime Money Market Fund, Institutional Class Shares	8,189	3,222,193	3,154,748	—	3	75,634	75,634
JPMorgan Realty Income Fund, Class R5 Shares	47,232	284,113	10,500	652	828	25,441	331,242

Total	$259,987			$6,614	$12,165		$1,138,870

C. Futures Contracts — JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund and JPMorgan SmartRetirement Blend 2025 Fund use treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

F. Offering and Organization Costs — Total offering costs paid in connection with the offering of shares of the Funds were amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$—	$7,998	$(7,998)
JPMorgan SmartRetirement Blend 2015 Fund	—	11,192	(11,192)
JPMorgan SmartRetirement Blend 2020 Fund	—	25,635	(25,635)
JPMorgan SmartRetirement Blend 2025 Fund	—	15,413	(15,413)
JPMorgan SmartRetirement Blend 2030 Fund	—	18,326	(18,326)
JPMorgan SmartRetirement Blend 2035 Fund	—	12,806	(12,806)
JPMorgan SmartRetirement Blend 2040 Fund	—	14,655	(14,655)
JPMorgan SmartRetirement Blend 2045 Fund	—	4,997	(4,997)
JPMorgan SmartRetirement Blend 2050 Fund	—	4,127	(4,127)
JPMorgan SmartRetirement Blend 2055 Fund	—	1,084	(1,084)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor did not retain any front-end sales charges or CDSC.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the year ended June 30, 2014 and are in place until at least October 31, 2014.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$65,197	$13,231	$725	$79,153	$139,374
JPMorgan SmartRetirement Blend 2015 Fund	94,841	17,409	580	112,830	149,964
JPMorgan SmartRetirement Blend 2020 Fund	176,839	32,460	259	209,558	133,643
JPMorgan SmartRetirement Blend 2025 Fund	129,469	21,382	204	151,055	146,375
JPMorgan SmartRetirement Blend 2030 Fund	144,000	21,850	242	166,092	145,326
JPMorgan SmartRetirement Blend 2035 Fund	86,812	17,898	199	104,909	146,168
JPMorgan SmartRetirement Blend 2040 Fund	90,032	17,455	207	107,694	143,185
JPMorgan SmartRetirement Blend 2045 Fund	35,924	8,318	169	44,411	151,990
JPMorgan SmartRetirement Blend 2050 Fund	27,867	7,434	167	35,468	159,528
JPMorgan SmartRetirement Blend 2055 Fund	7,610	2,114	142	9,866	164,063

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

During the year ended June 30, 2014, the Funds and/or certain affiliated Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$44,996,815	$16,542,519
JPMorgan SmartRetirement Blend 2015 Fund	49,947,358	22,176,214
JPMorgan SmartRetirement Blend 2020 Fund	103,663,472	28,530,279
JPMorgan SmartRetirement Blend 2025 Fund	75,545,517	17,001,617
JPMorgan SmartRetirement Blend 2030 Fund	99,813,146	16,908,253
JPMorgan SmartRetirement Blend 2035 Fund	59,541,123	10,469,434
JPMorgan SmartRetirement Blend 2040 Fund	57,585,993	6,579,898
JPMorgan SmartRetirement Blend 2045 Fund	27,715,145	3,644,373
JPMorgan SmartRetirement Blend 2050 Fund	17,749,247	2,093,526
JPMorgan SmartRetirement Blend 2055 Fund	4,704,812	577,409

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$37,173,866	$1,482,562	$3,151	$1,479,411
JPMorgan SmartRetirement Blend 2015 Fund	45,292,009	2,450,566	29,726	2,420,840
JPMorgan SmartRetirement Blend 2020 Fund	95,196,267	6,100,778	45,740	6,055,038
JPMorgan SmartRetirement Blend 2025 Fund	74,838,716	5,297,493	36,397	5,261,096
JPMorgan SmartRetirement Blend 2030 Fund	92,456,050	6,569,876	11,631	6,558,245
JPMorgan SmartRetirement Blend 2035 Fund	52,869,777	3,987,963	586	3,987,377
JPMorgan SmartRetirement Blend 2040 Fund	53,797,497	4,448,694	5,665	4,443,029
JPMorgan SmartRetirement Blend 2045 Fund	25,632,593	1,868,629	2,036	1,866,593
JPMorgan SmartRetirement Blend 2050 Fund	17,545,653	1,491,731	2,003	1,489,728
JPMorgan SmartRetirement Blend 2055 Fund	5,352,671	508,595	1,559	507,036

For all of the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$529,466	$466	$529,932
JPMorgan SmartRetirement Blend 2015 Fund	809,025	455	809,480
JPMorgan SmartRetirement Blend 2020 Fund	1,604,238	402	1,604,640
JPMorgan SmartRetirement Blend 2025 Fund	1,183,207	339	1,183,546
JPMorgan SmartRetirement Blend 2030 Fund	1,303,729	295	1,304,024
JPMorgan SmartRetirement Blend 2035 Fund	783,701	237	783,938
JPMorgan SmartRetirement Blend 2040 Fund	800,108	244	800,352
JPMorgan SmartRetirement Blend 2045 Fund	350,268	224	350,492
JPMorgan SmartRetirement Blend 2050 Fund	266,385	225	266,610
JPMorgan SmartRetirement Blend 2055 Fund	92,680	223	92,903

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

The tax character of distributions paid during the period ended June 30, 2013 was as follows:

	Ordinary Income (a)	Total Distributions Paid (a)
JPMorgan SmartRetirement Blend Income Fund	$55,119	$55,119
JPMorgan SmartRetirement Blend 2015 Fund	125,659	125,659
JPMorgan SmartRetirement Blend 2020 Fund	158,488	158,488
JPMorgan SmartRetirement Blend 2025 Fund	124,878	124,878
JPMorgan SmartRetirement Blend 2030 Fund	71,158	71,158
JPMorgan SmartRetirement Blend 2035 Fund	32,262	32,262
JPMorgan SmartRetirement Blend 2040 Fund	25,952	25,952
JPMorgan SmartRetirement Blend 2045 Fund	22,639	22,639
JPMorgan SmartRetirement Blend 2050 Fund	23,474	23,474
JPMorgan SmartRetirement Blend 2055 Fund	21,832	21,832

(a)	The Funds commenced operations on July 2, 2012.

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$186,708	$27,070	$1,479,411
JPMorgan SmartRetirement Blend 2015 Fund	269,725	61,498	2,420,840
JPMorgan SmartRetirement Blend 2020 Fund	347,700	75,340	6,055,038
JPMorgan SmartRetirement Blend 2025 Fund	219,503	61,874	5,261,096
JPMorgan SmartRetirement Blend 2030 Fund	283,617	72,737	6,558,245
JPMorgan SmartRetirement Blend 2035 Fund	148,630	42,897	3,987,377
JPMorgan SmartRetirement Blend 2040 Fund	94,546	45,386	4,443,029
JPMorgan SmartRetirement Blend 2045 Fund	44,301	15,130	1,866,593
JPMorgan SmartRetirement Blend 2050 Fund	23,826	9,943	1,489,728
JPMorgan SmartRetirement Blend 2055 Fund	5,888	2,705	507,036

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2014, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund and JPMorgan SmartRetirement Blend 2025 Fund.

Additionally, the Funds each have shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the respective Funds’ outstanding shares.

As of June 30, 2014, the Adviser owns a significant portion of the outstanding shares of JPMorgan SmartRetirement Blend 2055 Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period July 2, 2012 (commencement of operations) through June 30 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$1,043.40	$2.69	0.53%
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class C
Actual	1,000.00	1,039.90	5.77	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R2
Actual	1,000.00	1,041.60	3.95	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R5
Actual	1,000.00	1,044.60	0.96	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R6
Actual	1,000.00	1,044.80	0.71	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Select Class
Actual	1,000.00	1,043.60	1.98	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

JPMorgan SmartRetirement Blend 2015 Fund
Class A
Actual	1,000.00	1,045.70	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class C
Actual	1,000.00	1,042.10	5.77	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,044.50	$4.00	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R5
Actual	1,000.00	1,047.50	1.02	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,047.70	0.76	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Select Class
Actual	1,000.00	1,046.50	2.03	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	1,000.00	1,051.00	2.85	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class C
Actual	1,000.00	1,048.00	5.89	1.16
Hypothetical	1,000.00	1,019.04	5.81	1.16
Class R2
Actual	1,000.00	1,049.70	4.12	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R5
Actual	1,000.00	1,052.70	1.07	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Class R6
Actual	1,000.00	1,053.00	0.81	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Select Class
Actual	1,000.00	1,051.70	2.09	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41

JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	1,054.20	2.90	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,050.70	5.95	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,053.00	4.17	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,056.50	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,056.20	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,055.00	2.14	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	$1,000.00	$1,056.20	$2.91	0.57%
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,053.20	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,055.50	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,058.50	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,058.70	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,056.90	2.14	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	1,057.80	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,054.90	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,056.60	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,060.10	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,059.80	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,059.10	2.14	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	1,058.80	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,055.90	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,057.60	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,060.60	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,061.40	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2040 Fund (continued)
Select Class
Actual	$1,000.00	$1,059.60	$2.14	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2045 Fund
Class A
Actual	1,000.00	1,059.00	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,055.50	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,057.80	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,060.80	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,061.00	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,059.80	2.15	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	1,059.60	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,056.10	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,057.80	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,060.80	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,059.90	2.15	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Select Class
Actual	1,000.00	1,061.00	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	1,060.10	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,057.20	5.97	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,058.30	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2055 Fund (continued)
Class R5
Actual	$1,000.00	$1,061.90	$1.12	0.22%
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,062.10	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,060.30	2.15	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Blend Income Fund	$466
JPMorgan SmartRetirement Blend 2015 Fund	455
JPMorgan SmartRetirement Blend 2020 Fund	402
JPMorgan SmartRetirement Blend 2025 Fund	339
JPMorgan SmartRetirement Blend 2030 Fund	295
JPMorgan SmartRetirement Blend 2035 Fund	237
JPMorgan SmartRetirement Blend 2040 Fund	244
JPMorgan SmartRetirement Blend 2045 Fund	224
JPMorgan SmartRetirement Blend 2050 Fund	225
JPMorgan SmartRetirement Blend 2055 Fund	223

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$51,683
JPMorgan SmartRetirement Blend 2015 Fund	85,428
JPMorgan SmartRetirement Blend 2020 Fund	169,787
JPMorgan SmartRetirement Blend 2025 Fund	121,726
JPMorgan SmartRetirement Blend 2030 Fund	138,675
JPMorgan SmartRetirement Blend 2035 Fund	89,597
JPMorgan SmartRetirement Blend 2040 Fund	92,373
JPMorgan SmartRetirement Blend 2045 Fund	32,984
JPMorgan SmartRetirement Blend 2050 Fund	25,351
JPMorgan SmartRetirement Blend 2055 Fund	5,887

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-SRB-614

Annual Report

J.P. Morgan Funds

June 30, 2014

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a

12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	17.67%
MSCI World Index (net of foreign withholding taxes)	24.05%
Diversified Composite Benchmark	15.93%

Net Assets as of 6/30/2014 (in thousands)	$1,213,822

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

The U.S. equity market performed strongly during the 12 months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy in 2013 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “S&P 500”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Emerging market investors faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps partly due to the continued low interest rate environment, emerging markets rebounded and ended the reporting period with the strongest quarterly performance since 2012.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund, which invests in a mix of domestic, international, and emerging market equities and fixed income securities, underperformed the MSCI World Index (net of foreign withholding taxes), its primary benchmark, which is made up of U.S. and international equities. The Fund underperformed the MSCI World Index for the period due to positive runs in the global equity markets and the continued underperformance in fixed income as bond yields across the developed world continued to fall.
The Fund outperformed its composite benchmark, a customized benchmark that is a blend of equity and fixed income benchmarks, consisting of 60% of the MSCI World Index (net of foreign withholding taxes) and 40% of the Barclays Capital U.S. Aggregate Index. Asset allocation decisions contributed to the outperformance of the composite benchmark as an overweight position to U.S. equity and EAFE equities had positive effects on performance. In addition, an underweight position to core fixed income and overweight positions in high-yield bonds and non-agency mortgage securities were main drivers in performance in the Fund’s fixed income allocation.

Based on their view of market conditions and valuations, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation. During the reporting period, these tactical short-to-intermediate-term adjustments, mainly the Fund’s overweight of equities versus fixed income securities, contributed to the Fund’s relative performance versus the composite benchmark. Global equities rallied as investors reacted positively to improving growth with quiescent inflation, accommodative monetary policy, and supportive valuations globally. The Fund’s underweight position in emerging markets detracted from relative performance as emerging markets continued to deliver positive performance.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts (REITs), international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund’s portfolio managers preferred high yield bonds among fixed income securities, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund also had an opportunistic allocation to non-agency mortgage-backed securities. Among equities, the Fund was overweight U.S. large cap and developed international stocks. The Fund used futures to more easily implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	JUNE 30, 2014

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan Intrepid International Fund, Institutional Class Shares	4.7%
2.	JPMorgan High Yield Fund, Class R6 Shares	4.4
3.	JPMorgan Mid Cap Equity Fund, Class R6 Shares	2.9
4.	JPMorgan Realty Income Fund, Institutional Class Shares	2.7
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2.0
6.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1.9
7.	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	1.0
8.	Wells Fargo & Co.	0.9
9.	Johnson & Johnson	0.8
10.	U.S. Treasury Notes, 0.750%, 10/31/17	0.8

PORTFOLIO COMPOSITION BY ASSET CLASS***
Common Stocks	51.2%
Investment Companies	19.8
Corporate Bonds	7.7
U.S. Treasury Obligations	6.5
Collateralized Mortgage Obligations	6.2
Asset-Backed Securities	3.3
Mortgage Pass-Through Securities	1.2
Others (each less than 1.0%)	0.9
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
Without Sales Charge		17.10%	13.51%	7.17%
With Sales Charge*		11.80	12.48	6.68
CLASS B SHARES	March 24, 2003
Without CDSC		16.51	12.92	6.72
With CDSC**		11.51	12.68	6.72
CLASS C SHARES	March 24, 2003
Without CDSC		16.53	12.94	6.62
With CDSC***		15.53	12.94	6.62
INSTITUTIONAL CLASS SHARES	September 10, 1993	17.67	14.06	7.71
SELECT CLASS SHARES	September 10, 2001	17.46	13.81	7.46

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 to 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). The

Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2014

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 51.2%
	Consumer Discretionary — 8.0%
	Auto Components — 0.6%
72	Apollo Tyres Ltd., (India)	237
13	BorgWarner, Inc.	820
2	Continental AG, (Germany)	522
17	Dana Holding Corp.	427
7	Delphi Automotive plc, (United Kingdom)	488
4	Halla Visteon Climate Control Corp., (South Korea)	199
8	Hankook Tire Co., Ltd., (South Korea)	484
1	Hyundai Mobis, (South Korea)	315
97	Kenda Rubber Industrial Co., Ltd., (Taiwan)	208
1	Lear Corp.	106
3	Mando Corp., (South Korea)	384
24	Stoneridge, Inc. (a)	258
4	Tower International, Inc. (a)	147
17	TRW Automotive Holdings Corp. (a)	1,504
5	Valeo S.A., (France)	691

		6,790

	Automobiles — 1.1%
391	Astra International Tbk PT, (Indonesia)	240
9	Daimler AG, (Germany)	847
11	Ford Motor Co.	182
10	Ford Otomotiv Sanayi A.S., (Turkey) (a)	119
610	Geely Automobile Holdings Ltd., (Hong Kong)	215
135	General Motors Co.	4,912
101	Great Wall Motor Co., Ltd., (China), Class H	376
15	Harley-Davidson, Inc.	1,082
20	Honda Motor Co., Ltd., (Japan)	712
4	Hyundai Motor Co., (South Korea)	954
11	Kia Motors Corp., (South Korea)	640
8	Renault S.A., (France)	740
14	Tata Motors Ltd., (India), ADR	561
3	Tesla Motors, Inc. (a)	786
30	Tofas Turk Otomobil Fabrikasi A.S., (Turkey)	186
19	Toyota Motor Corp., (Japan)	1,114

		13,666

	Distributors — 0.0% (g)
3	Genuine Parts Co.	284
11	Imperial Holdings Ltd., (South Africa)	207

		491

	Diversified Consumer Services — 0.2%
4	2U, Inc. (a)	67
16	Apollo Education Group, Inc. (a)	497
1	Chegg, Inc. (a)	6

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Consumer Services — continued
—	(h)	Collectors Universe, Inc.	6
—	(h)	Graham Holdings Co., Class B	302
9		H&R Block, Inc.	288
17		Kroton Educacional S.A., (Brazil)	477
2		ServiceMaster Global Holdings, Inc. (a)	33
7		Strayer Education, Inc. (a)	365

			2,041

		Hotels, Restaurants & Leisure — 0.9%
13		Accor S.A., (France)	660
—	(h)	Biglari Holdings, Inc. (a)	127
9		Burger King Worldwide, Inc.	242
15		ClubCorp Holdings, Inc.	278
3		Grand Korea Leisure Co., Ltd., (South Korea)	132
32		Hilton Worldwide Holdings, Inc. (a)	750
21		InterContinental Hotels Group plc, (United Kingdom)	860
2		Interval Leisure Group, Inc.	46
—	(h)	Jack in the Box, Inc.	24
23		La Quinta Holdings, Inc. (a)	433
9		Las Vegas Sands Corp.	712
4		Marriott International, Inc., Class A	276
19		OPAP S.A., (Greece)	344
2		Red Robin Gourmet Burgers, Inc. (a)	128
2,075		REXLot Holdings Ltd., (Hong Kong)	244
20		Royal Caribbean Cruises Ltd.	1,117
140		Sands China Ltd., (Hong Kong)	1,060
153		SJM Holdings Ltd., (Hong Kong)	383
8		Sodexo, (France)	883
11		Sonic Corp. (a)	238
20		Starbucks Corp.	1,514
9		Yum! Brands, Inc.	747

			11,198

		Household Durables — 0.5%
19		Brookfield Residential Properties, Inc., (Canada) (a)	388
1		Century Communities, Inc. (a)	20
2		CSS Industries, Inc.	48
19		Electrolux AB, (Sweden), Series B	488
52		Even Construtora e Incorporadora S.A., (Brazil)	155
13		Ez Tec Empreendimentos e Participacoes S.A., (Brazil)	136
1		GoPro, Inc., Class A (a)	37
4		Harman International Industries, Inc.	479
5		Jarden Corp. (a)	279

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Household Durables — continued
2		Leggett & Platt, Inc.	81
3		Lifetime Brands, Inc.	48
6		Mohawk Industries, Inc. (a)	822
—	(h)	NACCO Industries, Inc., Class A	9
—	(h)	NVR, Inc. (a)	265
30		PulteGroup, Inc.	611
380		Skyworth Digital Holdings Ltd., (Hong Kong)	181
93		Steinhoff International Holdings Ltd., (South Africa)	518
21		Toll Brothers, Inc. (a)	792
2		Whirlpool Corp.	237

			5,594

		Internet & Catalog Retail — 0.7%
9		Amazon.com, Inc. (a)	2,825
1		Coupons.com, Inc. (a)	21
13		Expedia, Inc.	996
1		GS Home Shopping, Inc., (South Korea)	231
2		Netflix, Inc. (a)	701
3		Priceline Group, Inc. (The) (a)	3,385

			8,159

		Media — 1.9%
23		CBS Corp. (Non-Voting), Class B	1,459
83		Comcast Corp., Class A	4,482
12		CTC Media, Inc., (Russia)	137
14		Dentsu, Inc., (Japan)	586
5		DIRECTV (a)	383
23		DISH Network Corp., Class A (a)	1,529
17		Entercom Communications Corp., Class A (a)	183
13		Gannett Co., Inc.	416
8		Harte-Hanks, Inc.	59
13		Lee Enterprises, Inc. (a)	58
3		Markit Ltd., (United Kingdom) (a)	84
9		Omnicom Group, Inc.	648
9		Publicis Groupe S.A., (France)	739
4		Radio One, Inc.,, Class D (a)	22
12		Sizmek, Inc. (a)	118
8		Smiles S.A., (Brazil)	160
3		Starz, Series A (a)	92
7		Time Warner Cable, Inc.	1,098
80		Time Warner, Inc.	5,631
15		Time, Inc. (a)	358
21		Twenty-First Century Fox, Inc., Class A	721
12		Twenty-First Century Fox, Inc., Class B	400
15		Viacom, Inc., Class B	1,336

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
12	Walt Disney Co. (The)	1,058
38	WPP plc, (United Kingdom)	822

		22,579

	Multiline Retail — 0.3%
3	Bon-Ton Stores, Inc. (The)	28
6	Dillard’s, Inc., Class A	665
22	Kohl’s Corp.	1,170
14	Macy’s, Inc.	816
85	Marks & Spencer Group plc, (United Kingdom)	615

		3,294

	Specialty Retail — 1.2%
5	Advance Auto Parts, Inc.	626
2	ANN, Inc. (a)	97
1	AutoZone, Inc. (a)	686
14	Barnes & Noble, Inc. (a)	313
15	Bed Bath & Beyond, Inc. (a)	872
32	Best Buy Co., Inc.	980
2	Brown Shoe Co., Inc.	52
6	Children’s Place, Inc. (The)	292
1	Conn’s, Inc. (a)	65
4	Express, Inc. (a)	66
7	GameStop Corp., Class A	283
19	Gap, Inc. (The)	802
2	Guess?, Inc.	46
37	hhgregg, Inc. (a)	379
52	Home Depot, Inc. (The)	4,200
90	Kingfisher plc, (United Kingdom)	555
55	Lowe’s Cos., Inc.	2,639
1	Michaels Cos., Inc. (The) (a)	17
2	Outerwall, Inc. (a)	119
5	PetSmart, Inc.	275
1	Rent-A-Center, Inc.	15
1	Systemax, Inc. (a)	15
14	TJX Cos., Inc. (The)	751
11	Williams-Sonoma, Inc.	820

		14,965

	Textiles, Apparel & Luxury Goods — 0.6%
95	ANTA Sports Products Ltd., (China)	151
21	Burberry Group plc, (United Kingdom)	541
13	Cie Financiere Richemont S.A., (Switzerland)	1,402
6	Coach, Inc.	191
9	Hanesbrands, Inc.	916
10	Iconix Brand Group, Inc. (a)	442

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Textiles, Apparel & Luxury Goods — continued
3	Kering, (France)	598
13	Lululemon Athletica, Inc., (Canada) (a)	539
3	LVMH Moet Hennessy Louis Vuitton S.A., (France)	618
13	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,120
164	Pou Chen Corp., (Taiwan)	198
2	Unifi, Inc. (a)	63
10	V.F. Corp.	655
16	Vera Bradley, Inc. (a)	357

		7,791

	Total Consumer Discretionary	96,568

	Consumer Staples — 3.0%
	Beverages — 0.6%
63	AMBEV S.A., (Brazil), ADR	443
7	Anheuser-Busch InBev N.V., (Belgium)	803
42	Coca-Cola Co. (The)	1,787
12	Coca-Cola Enterprises, Inc.	558
9	Constellation Brands, Inc., Class A (a)	817
31	Dr. Pepper Snapple Group, Inc.	1,791
2	Molson Coors Brewing Co., Class B	178
1	PepsiCo, Inc.	107
4	Pernod-Ricard S.A., (France)	421
18	SABMiller plc, (United Kingdom)	1,037

		7,942

	Food & Staples Retailing — 0.5%
10	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares), (Brazil), ADR	464
4	Costco Wholesale Corp.	420
25	CVS Caremark Corp.	1,888
2	E-Mart Co., Ltd., (South Korea)	362
22	Kroger Co. (The)	1,092
60	Rite Aid Corp. (a)	430
20	Roundy’s, Inc.	107
9	Seven & I Holdings Co., Ltd., (Japan)	396
300	Sun Art Retail Group Ltd., (China)	343
6	Walgreen Co.	460

		5,962

	Food Products — 0.8%
47	Archer-Daniels-Midland Co.	2,075
2	B&G Foods, Inc.	70
4	Bunge Ltd.	265
280	Chaoda Modern Agriculture Holdings Ltd., (Hong Kong) (a) (i)	–

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — continued
10		Chiquita Brands International, Inc. (a)	110
3		Daesang Corp., (South Korea)	144
9		General Mills, Inc.	456
2		Ingredion, Inc.	180
1		Kellogg Co.	53
41		Mondelez International, Inc., Class A	1,535
16		Nestle S.A., (Switzerland)	1,216
—	(h)	NongShim Co., Ltd., (South Korea)	127
22		Pilgrim’s Pride Corp. (a)	590
3		Pinnacle Foods, Inc.	110
9		Post Holdings, Inc. (a)	433
1		Sanderson Farms, Inc.	129
1		Seneca Foods Corp., Class A (a)	21
5		TreeHouse Foods, Inc. (a)	424
7		Tyson Foods, Inc., Class A	263
38		Unilever N.V., (Netherlands), CVA	1,647

			9,848

		Household Products — 0.4%
4		Colgate-Palmolive Co.	281
4		Energizer Holdings, Inc.	512
48		Procter & Gamble Co. (The)	3,763
1		Spectrum Brands Holdings, Inc.	95

			4,651

		Personal Products — 0.1%
8		Herbalife Ltd.	515
—	(h)	Inter Parfums, Inc.	12
2		Nu Skin Enterprises, Inc., Class A	170
2		USANA Health Sciences, Inc. (a)	119

			816

		Tobacco — 0.6%
6		Altria Group, Inc.	256
31		British American Tobacco plc, (United Kingdom)	1,834
14		Imperial Tobacco Group plc, (United Kingdom)	621
41		Japan Tobacco, Inc., (Japan)	1,491
6		KT&G Corp., (South Korea)	523
8		Lorillard, Inc.	512
18		Philip Morris International, Inc.	1,523
2		Universal Corp.	83

			6,843

		Total Consumer Staples	36,062

		Energy — 4.8%
		Energy Equipment & Services — 1.2%
7		Baker Hughes, Inc.	536

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Energy Equipment & Services — continued
3		Basic Energy Services, Inc. (a)	96
4		Cameron International Corp. (a)	280
156		China Oilfield Services Ltd., (China), Class H	375
—	(h)	Dawson Geophysical Co.	12
5		Dril-Quip, Inc. (a)	529
8		Ensco plc, (United Kingdom), Class A	436
7		Exterran Holdings, Inc.	331
8		Halliburton Co.	545
4		Helix Energy Solutions Group, Inc. (a)	107
18		National Oilwell Varco, Inc.	1,514
16		Patterson-UTI Energy, Inc.	570
13		Petrofac Ltd., (United Kingdom)	261
6		Pioneer Energy Services Corp. (a)	104
3		Rowan Cos. plc, Class A	81
66		Schlumberger Ltd.	7,736
3		SEACOR Holdings, Inc. (a)	243
6		Technip S.A., (France)	650

			14,406

		Oil, Gas & Consumable Fuels — 3.6%
59		Abraxas Petroleum Corp. (a)	367
—	(h)	Adams Resources & Energy, Inc.	13
3		Alon USA Energy, Inc.	38
7		Anadarko Petroleum Corp.	776
9		Antero Resources Corp. (a)	595
104		BG Group plc, (United Kingdom)	2,190
61		Cairn India Ltd., (India)	372
30		Chevron Corp.	3,860
749		China Petroleum & Chemical Corp., (China), Class H	712
2		Clayton Williams Energy, Inc. (a)	230
5		Cloud Peak Energy, Inc. (a)	89
645		CNOOC Ltd., (China)	1,159
2		Comstock Resources, Inc.	66
5		Concho Resources, Inc. (a)	747
26		ConocoPhillips	2,191
12		CONSOL Energy, Inc.	548
1		Contango Oil & Gas Co. (a)	24
1		Delek U.S. Holdings, Inc.	23
14		Devon Energy Corp.	1,127
3		Energy XXI Bermuda Ltd., (Bermuda)	63
8		EOG Resources, Inc.	943
7		EQT Corp.	713
4		Equal Energy Ltd.	22
75		Exxon Mobil Corp.	7,510

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — continued
2		Green Plains, Inc.	57
3		Hess Corp.	250
—	(h)	Isramco, Inc. (a)	10
23		Kinder Morgan, Inc.	838
14		Lukoil OAO, (Russia), ADR	840
43		Marathon Oil Corp.	1,704
8		Marathon Petroleum Corp.	590
1		Memorial Resource Development Corp. (a)	19
22		Occidental Petroleum Corp.	2,286
32		Oil & Natural Gas Corp., Ltd., (India)	228
—	(h)	Parsley Energy, Inc., Class A (a)	10
16		PBF Energy, Inc., Class A	424
35		Phillips 66	2,788
5		QEP Resources, Inc.	161
2		Renewable Energy Group, Inc. (a)	20
3		REX American Resources Corp. (a)	246
77		Rosneft OAO, (Russia), Reg. S, GDR (a)	559
84		Royal Dutch Shell plc, (Netherlands), Class A	3,489
12		Sasol Ltd., (South Africa)	737
17		Southwestern Energy Co. (a)	772
17		Statoil ASA, (Norway)	530
2		Stone Energy Corp. (a)	103
14		Tatneft OAO, (Russia), ADR (a)	545
3		Teekay Corp., (Bermuda)	193
4		Tesoro Corp.	217
46		Tullow Oil plc, (United Kingdom)	677
15		Tupras Turkiye Petrol Rafinerileri A.S., (Turkey)	348
3		VAALCO Energy, Inc. (a)	19
11		Valero Energy Corp.	574
2		Western Refining, Inc.	70
—	(h)	Westmoreland Coal Co. (a)	14

			43,696

		Total Energy	58,102

		Financials — 9.8%
		Banks — 4.1%
1		1st Source Corp.	45
33		Australia & New Zealand Banking Group Ltd., (Australia)	1,036
3		BancFirst Corp.	178
45		Banco do Brasil S.A., (Brazil)	500
6		BancorpSouth, Inc.	152
329		Bank of America Corp.	5,063
10		Bank of Baroda, (India)	146
1,767		Bank of China Ltd., (China), Class H	791

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
1	Banner Corp.	58
228	Barclays plc, (United Kingdom)	831
1	BB&T Corp.	36
2	BBCN Bancorp, Inc.	35
18	BNP Paribas S.A., (France)	1,194
9	BS Financial Group, Inc., (South Korea)	139
6	Capital Bank Financial Corp., Class A (a)	152
2	Cathay General Bancorp	61
8	Central Pacific Financial Corp.	154
1	Chemical Financial Corp.	27
1,955	China Construction Bank Corp., (China), Class H (a)	1,478
282	China Merchants Bank Co., Ltd., (China), Class H (a)	555
76	Citigroup, Inc.	3,578
1	Citizens & Northern Corp.	11
2	City Holding Co.	69
2	CoBiz Financial, Inc.	20
10	CVB Financial Corp.	168
29	Danske Bank A/S, (Denmark)	816
69	Dubai Islamic Bank PJSC, (United Arab Emirates) (a)	122
22	East West Bancorp, Inc.	752
47	Fifth Third Bancorp	995
15	First Commonwealth Financial Corp.	139
1	First Financial Bancorp	19
30	First Gulf Bank PJSC, (United Arab Emirates)	129
1	First Interstate BancSystem, Inc.	39
7	First Republic Bank	401
3	Flushing Financial Corp.	69
4	FNB Corp.	49
1	Guaranty Bancorp	15
8	HDFC Bank Ltd., (India), ADR	389
260	HSBC Holdings plc, (United Kingdom)	2,646
1	Independent Bank Corp.	8
2,168	Industrial & Commercial Bank of China Ltd., (China), Class H	1,371
28	Industrial Bank of Korea, (South Korea)	379
61	Itau Unibanco Holding S.A. (Preference Shares), (Brazil), ADR	883
17	KeyCorp	236
5	M&T Bank Corp.	657
2	MainSource Financial Group, Inc.	27
185	Mitsubishi UFJ Financial Group, Inc., (Japan)	1,133
13	National Bank Holdings Corp., Class A	249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
2	National Penn Bancshares, Inc.	20
36	Nordea Bank AB, (Sweden)	510
7	OFG Bancorp, (Puerto Rico)	122
1	OmniAmerican Bancorp, Inc.	23
2	PacWest Bancorp	73
21	PNC Financial Services Group, Inc. (The)	1,907
11	Punjab National Bank, (India)	188
79	Sberbank of Russia, (Russia), ADR	793
1	Sierra Bancorp	10
6	Signature Bank (a)	819
2	Simmons First National Corp., Class A	70
3	Southwest Bancorp, Inc.	59
49	Standard Chartered plc, (United Kingdom)	993
3	Suffolk Bancorp (a)	75
36	Sumitomo Mitsui Financial Group, Inc., (Japan)	1,526
20	SunTrust Banks, Inc.	781
4	Susquehanna Bancshares, Inc.	38
1	SVB Financial Group (a)	147
6	TCF Financial Corp.	102
85	Turkiye Is Bankasi, (Turkey), Class C	229
22	U.S. Bancorp	953
1	UMB Financial Corp.	59
9	Union Bankshares Corp.	222
1	Webster Financial Corp.	17
215	Wells Fargo & Co.	11,285
3	West Bancorporation, Inc.	42
1	Westamerica Bancorporation	42
5	Wilshire Bancorp, Inc.	54
34	Woori Finance Holdings Co., Ltd., (South Korea) (a)	406

		49,565

	Capital Markets — 1.4%
6	Affiliated Managers Group, Inc. (a)	1,282
16	Ameriprise Financial, Inc.	1,919
13	Apollo Global Management LLC, Class A	361
1	Arlington Asset Investment Corp., Class A	40
1	Artisan Partners Asset Management, Inc., Class A	30
33	Charles Schwab Corp. (The)	882
23	Credit Suisse Group AG, (Switzerland) (a)	654
2	FBR & Co. (a)	47
1	Federated Investors, Inc., Class B	28
5	Goldman Sachs Group, Inc. (The)	918
1	Greenhill & Co., Inc.	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Capital Markets — continued
32		Invesco Ltd.	1,194
14		Investment Technology Group, Inc. (a)	232
18		Lazard Ltd., (Bermuda), Class A	946
19		Legg Mason, Inc.	970
1		Moelis & Co. (a)	18
93		Morgan Stanley	2,992
65		Nomura Holdings, Inc., (Japan)	463
9		Northern Trust Corp.	597
10		State Street Corp.	703
10		T. Rowe Price Group, Inc.	844
26		TD Ameritrade Holding Corp.	829
85		UBS AG, (Switzerland) (a)	1,553

			17,538

		Consumer Finance — 0.4%
31		Ally Financial, Inc. (a)	751
3		American Express Co.	304
27		Capital One Financial Corp.	2,190
—	(h)	Credit Acceptance Corp. (a)	34
17		Discover Financial Services	1,078
3		Nelnet, Inc., Class A	110
2		Portfolio Recovery Associates, Inc. (a)	131
2		World Acceptance Corp. (a)	182

			4,780

		Diversified Financial Services — 0.4%
3		Berkshire Hathaway, Inc., Class B (a)	347
6		CME Group, Inc.	419
90		ING Groep N.V., (Netherlands), CVA (a)	1,259
6		Intercontinental Exchange, Inc.	1,178
3		Marlin Business Services Corp.	53
10		Moody’s Corp.	836
42		ORIX Corp., (Japan)	700
45		Rural Electrification Corp., Ltd., (India)	267

			5,059

		Insurance — 2.2%
41		ACE Ltd., (Switzerland)	4,204
1		Alleghany Corp. (a)	352
5		Allianz SE, (Germany)	765
6		Allied World Assurance Co. Holdings AG, (Switzerland)	213
13		Allstate Corp. (The)	763
7		American Equity Investment Life Holding Co.	169
21		American International Group, Inc.	1,152
10		AmTrust Financial Services, Inc.	399

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — continued
5		Aspen Insurance Holdings Ltd., (Bermuda)	204
55		AXA S.A., (France)	1,313
4		Axis Capital Holdings Ltd., (Bermuda)	187
24		CNO Financial Group, Inc.	431
3		Everest Re Group Ltd., (Bermuda)	401
—	(h)	Federated National Holding Co.	10
1		Global Indemnity plc, (Ireland) (a)	14
30		Hartford Financial Services Group, Inc. (The)	1,058
5		LIG Insurance Co., Ltd., (South Korea)	134
5		Lincoln National Corp.	278
37		Loews Corp.	1,620
54		Marsh & McLennan Cos., Inc.	2,809
35		MetLife, Inc.	1,935
1		Navigators Group, Inc. (The) (a)	92
13		Old Republic International Corp.	220
42		Ping An Insurance Group Co. of China Ltd., (China), Class H	321
3		Platinum Underwriters Holdings Ltd., (Bermuda)	180
17		Porto Seguro S.A., (Brazil)	243
1		Primerica, Inc.	71
2		ProAssurance Corp.	97
—	(h)	Protective Life Corp.	12
22		Prudential Financial, Inc.	1,912
86		Prudential plc, (United Kingdom)	1,982
—	(h)	Stewart Information Services Corp.	10
27		Sul America S.A., (Brazil)	190
6		Swiss Re AG, (Switzerland) (a)	522
13		Travelers Cos., Inc. (The)	1,232
16		Unum Group	539
5		W.R. Berkley Corp.	250
2		XL Group plc, (Ireland)	56
2		Zurich Insurance Group AG, (Switzerland) (a)	662

			27,002

		Real Estate Investment Trusts (REITs) — 0.7%
3		American Assets Trust, Inc.	92
14		American Homes 4 Rent, Class A	256
14		American Residential Properties, Inc. (a)	263
5		American Tower Corp.	450
10		Anworth Mortgage Asset Corp.	53
—	(h)	Ashford Hospitality Prime, Inc.	4
1		Ashford Hospitality Trust, Inc.	14
1		Associated Estates Realty Corp.	9
1		AvalonBay Communities, Inc.	115
1		BioMed Realty Trust, Inc.	32

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Real Estate Investment Trusts (REITs) — continued
14		Brixmor Property Group, Inc.	319
14		Capstead Mortgage Corp.	182
3		CBL & Associates Properties, Inc.	56
9		CoreSite Realty Corp.	287
1		Cousins Properties, Inc.	8
41		CYS Investments, Inc.	367
6		DCT Industrial Trust, Inc.	46
3		DiamondRock Hospitality Co.	38
5		EastGroup Properties, Inc.	328
345		Emlak Konut Gayrimenkul Yatirim Ortakligi A.S., (Turkey)	434
2		EPR Properties	96
1		Equity Lifestyle Properties, Inc.	47
17		Excel Trust, Inc.	223
5		Extra Space Storage, Inc.	266
2		FelCor Lodging Trust, Inc.	17
1		First Industrial Realty Trust, Inc.	22
3		Franklin Street Properties Corp.	32
5		Geo Group, Inc. (The)	189
1		Gladstone Commercial Corp.	12
84		Goodman Group, (Australia)	401
2		Home Properties, Inc.	101
5		Hospitality Properties Trust	166
17		Kimco Realty Corp.	398
5		LTC Properties, Inc.	176
1		National Retail Properties, Inc.	42
3		Pennsylvania Real Estate Investment Trust	54
2		Post Properties, Inc.	80
5		Potlatch Corp.	223
—	(h)	PS Business Parks, Inc.	40
1		RAIT Financial Trust	12
5		Ramco-Gershenson Properties Trust	89
13		Rayonier, Inc.	451
9		RLJ Lodging Trust	257
1		Saul Centers, Inc.	68
2		Simon Property Group, Inc.	271
14		Strategic Hotels & Resorts, Inc. (a)	160
1		Taubman Centers, Inc.	70
20		Weyerhaeuser Co.	652

			7,968

		Real Estate Management & Development — 0.5%
4		Alexander & Baldwin, Inc.	155
9		Brookfield Asset Management, Inc., (Canada), Class A	401
34		CBRE Group, Inc., Class A (a)	1,093

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Management & Development — continued
54		Cheung Kong Holdings Ltd., (Hong Kong)	958
338		China Overseas Land & Investment Ltd., (Hong Kong)	820
296		China South City Holdings Ltd., (Hong Kong)	155
35		Daiwa House Industry Co., Ltd., (Japan)	725
153		Guangzhou R&F Properties Co., Ltd., (China), Class H	189
116		Hang Lung Properties Ltd., (Hong Kong)	358
28		Mitsubishi Estate Co., Ltd., (Japan)	692
11		Mitsui Fudosan Co., Ltd., (Japan)	371
1		St. Joe Co. (The) (a)	13

			5,930

		Thrifts & Mortgage Finance — 0.1%
1		Astoria Financial Corp.	8
1		BankFinancial Corp.	6
2		Beneficial Mutual Bancorp, Inc. (a)	25
1		Capitol Federal Financial, Inc.	6
31		Housing Development Finance Corp., (India) (a)	510
31		Hudson City Bancorp, Inc.	305
6		NMI Holdings, Inc., Class A (a)	64
2		OceanFirst Financial Corp.	33
5		Ocwen Financial Corp. (a)	200
4		Washington Federal, Inc.	81

			1,238

		Total Financials	119,080

		Health Care — 6.5%
		Biotechnology — 1.5%
7		ACADIA Pharmaceuticals, Inc. (a)	163
—	(h)	Adamas Pharmaceuticals, Inc. (a)	7
10		Aegerion Pharmaceuticals, Inc. (a)	306
—	(h)	Agios Pharmaceuticals, Inc. (a)	13
10		Alexion Pharmaceuticals, Inc. (a)	1,506
4		Alnylam Pharmaceuticals, Inc. (a)	270
9		Amgen, Inc.	1,095
1		Applied Genetic Technologies Corp. (a)	14
2		Ardelyx, Inc. (a)	26
—	(h)	Auspex Pharmaceuticals, Inc. (a)	3
13		Biogen Idec, Inc. (a)	4,068
2		Cara Therapeutics, Inc. (a)	32
43		Celgene Corp. (a)	3,720
2		Cerulean Pharma, Inc. (a)	12
5		ChemoCentryx, Inc. (a)	27
3		Chimerix, Inc. (a)	61
1		Dicerna Pharmaceuticals, Inc. (a)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Biotechnology — continued
2		Eleven Biotherapeutics, Inc. (a)	21
2		Flexion Therapeutics, Inc. (a)	23
1		Foundation Medicine, Inc. (a)	14
29		Gilead Sciences, Inc. (a)	2,439
—	(h)	Karyopharm Therapeutics, Inc. (a)	19
1		Kite Pharma, Inc. (a)	20
3		MacroGenics, Inc. (a)	64
7		Merrimack Pharmaceuticals, Inc. (a)	49
7		NPS Pharmaceuticals, Inc. (a)	221
2		Puma Biotechnology, Inc. (a)	139
3		Regeneron Pharmaceuticals, Inc. (a)	790
1		Synageva BioPharma Corp. (a)	155
7		Trius Therapeutics, Inc. (a) (i)	—
1		Ultragenyx Pharmaceutical, Inc. (a)	30
5		United Therapeutics Corp. (a)	451
2		Versartis, Inc. (a)	67
19		Vertex Pharmaceuticals, Inc. (a)	1,841
7		Xencor, Inc. (a)	82
1		Zafgen, Inc. (a)	14

			17,792

		Health Care Equipment & Supplies — 0.6%
26		Abbott Laboratories	1,058
7		Baxter International, Inc.	513
135		Boston Scientific Corp. (a)	1,722
3		CareFusion Corp. (a)	124
5		CONMED Corp.	237
4		Essilor International S.A., (France)	424
1		Inogen, Inc. (a)	21
1		K2M Group Holdings, Inc. (a)	18
20		Medtronic, Inc.	1,301
27		Novadaq Technologies, Inc., (Canada) (a)	439
3		NuVasive, Inc. (a)	105
18		PhotoMedex, Inc. (a)	215
14		Stryker Corp.	1,222
12		SurModics, Inc. (a)	261
2		TriVascular Technologies, Inc. (a)	25
3		Wright Medical Group, Inc. (a)	93

			7,778

		Health Care Providers & Services — 1.3%
15		Acadia Healthcare Co., Inc. (a)	683
2		Adeptus Health, Inc., Class A (a)	38
17		Aetna, Inc.	1,411
4		Amedisys, Inc. (a)	68
3		Centene Corp. (a)	204

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Providers & Services — continued
1		Cigna Corp.	76
30		Cross Country Healthcare, Inc. (a)	194
6		Fresenius Medical Care AG & Co. KGaA, (Germany)	417
6		Health Net, Inc. (a)	235
1		HealthSouth Corp.	53
15		Humana, Inc.	1,863
2		LHC Group, Inc. (a)	49
—	(h)	Magellan Health, Inc. (a)	25
10		McKesson Corp.	1,877
5		National Healthcare Corp.	304
4		Owens & Minor, Inc.	141
5		PharMerica Corp. (a)	145
10		Premier, Inc., Class A (a)	284
1		Providence Service Corp. (The) (a)	35
2		RadNet, Inc. (a)	11
74		UnitedHealth Group, Inc.	6,058
13		WellPoint, Inc.	1,388

			15,559

		Health Care Technology — 0.1%
7		Castlight Health, Inc., Class B (a)	103
2		Imprivata, Inc. (a)	25
7		MedAssets, Inc. (a)	159
18		Veeva Systems, Inc., Class A (a)	468

			755

		Life Sciences Tools & Services — 0.2%
16		Agilent Technologies, Inc.	916
14		Fluidigm Corp. (a)	411
7		Illumina, Inc. (a)	1,311
1		PAREXEL International Corp. (a)	43
7		WuXi PharmaTech Cayman, Inc., (China), ADR (a)	226

			2,907

		Pharmaceuticals — 2.8%
—	(h)	Achaogen, Inc. (a)	6
2		Allergan, Inc.	273
4		Amphastar Pharmaceuticals, Inc. (a)	41
44		Astellas Pharma, Inc., (Japan)	583
9		AstraZeneca plc, (United Kingdom)	672
16		Bayer AG, (Germany)	2,278
6		BioDelivery Sciences International, Inc. (a)	76
46		Bristol-Myers Squibb Co.	2,213
1		Egalet Corp. (a)	13

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Pharmaceuticals — continued
98		Johnson & Johnson	10,239
48		Merck & Co., Inc.	2,792
28		Nektar Therapeutics (a)	361
30		Novartis AG, (Switzerland)	2,740
25		Novo Nordisk A/S, (Denmark), Class B	1,159
2		Pacira Pharmaceuticals, Inc. (a)	209
—	(h)	Pain Therapeutics, Inc. (a)	1
2		Perrigo Co. plc, (Ireland)	239
114		Pfizer, Inc.	3,397
2		Phibro Animal Health Corp., Class A (a)	35
4		Prestige Brands Holdings, Inc. (a)	130
3		Questcor Pharmaceuticals, Inc.	321
1		Revance Therapeutics, Inc. (a)	45
10		Roche Holding AG, (Switzerland)	2,838
1		Salix Pharmaceuticals Ltd. (a)	111
9		Sanofi, (France)	938
10		Shire plc, (Ireland)	780
10		Teva Pharmaceutical Industries Ltd., (Israel), ADR	501
9		Valeant Pharmaceuticals International, Inc. (a)	1,158
—	(h)	ZS Pharma, Inc. (a)	11

			34,160

		Total Health Care	78,951

		Industrials — 5.6%
		Aerospace & Defense — 1.3%
13		AAR Corp.	368
9		Boeing Co. (The)	1,170
58		Embraer S.A., (Brazil)	530
4		Engility Holdings, Inc. (a)	138
1		General Dynamics Corp.	80
56		Honeywell International, Inc.	5,221
1		Huntington Ingalls Industries, Inc.	85
5		L-3 Communications Holdings, Inc.	654
36		Meggitt plc, (United Kingdom)	309
11		Northrop Grumman Corp.	1,268
3		Precision Castparts Corp.	846
9		Raytheon Co.	849
23		Taser International, Inc. (a)	302
35		United Technologies Corp.	3,986

			15,806

		Air Freight & Logistics — 0.1%
1		Park-Ohio Holdings Corp.	36
28		Yamato Holdings Co., Ltd., (Japan)	572

			608

SHARES		SECURITY DESCRIPTION	VALUE($)

		Airlines — 0.6%
266		Air Arabia PJSC, (United Arab Emirates)	90
6		Alaska Air Group, Inc.	568
99		Delta Air Lines, Inc.	3,816
10		Japan Airlines Co., Ltd., (Japan)	531
12		Southwest Airlines Co.	322
106		Turk Hava Yollari, (Turkey)	326
39		United Continental Holdings, Inc. (a)	1,584

			7,237

		Building Products — 0.3%
—	(h)	Allegion plc, (Ireland)	—	(h)
8		Cie de St-Gobain, (France)	428
21		Daikin Industries Ltd., (Japan)	1,319
29		Fortune Brands Home & Security, Inc.	1,157
8		Gibraltar Industries, Inc. (a)	117
1		LG Hausys Ltd., (South Korea)	188
23		Masco Corp.	521
1		Nortek, Inc. (a)	61
12		Trex Co., Inc. (a)	345

			4,136

		Commercial Services & Supplies — 0.1%
3		ACCO Brands Corp. (a)	21
9		Aggreko plc, (United Kingdom)	256
18		ARC Document Solutions, Inc. (a)	104
3		Deluxe Corp.	173
1		G&K Services, Inc., Class A	56
2		KEPCO Plant Service & Engineering Co., Ltd., (South Korea)	104
10		Pitney Bowes, Inc.	279
2		Quad/Graphics, Inc.	40
18		R.R. Donnelley & Sons Co.	311
1		Steelcase, Inc., Class A	20
9		United Stationers, Inc.	367

			1,731

		Construction & Engineering — 0.3%
7		AECOM Technology Corp. (a)	219
3		Argan, Inc.	98
67		China Singyes Solar Technologies Holdings Ltd., (Hong Kong) (a)	113
6		EMCOR Group, Inc.	279
34		Fluor Corp.	2,626
40		IRB Infrastructure Developers Ltd., (India)	153
—	(h)	Orion Marine Group, Inc. (a)	3

			3,491

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electrical Equipment — 0.6%
22	ABB Ltd., (Switzerland) (a)	512
180	AcBel Polytech, Inc., (Taiwan)	269
13	Acuity Brands, Inc.	1,749
16	Eaton Corp. plc	1,235
10	Emerson Electric Co.	684
3	LS Corp., (South Korea)	239
7	Nidec Corp., (Japan)	437
6	Polypore International, Inc. (a)	267
16	Schneider Electric S.A., (France)	1,538
27	Sumitomo Electric Industries Ltd., (Japan)	375
169	Teco Electric and Machinery Co., Ltd., (Taiwan)	195

		7,500

	Industrial Conglomerates — 0.2%
20	Carlisle Cos., Inc.	1,693
1	Danaher Corp.	95
87	Enka Insaat ve Sanayi A.S., (Turkey)	237
3	SK Holdings Co., Ltd., (South Korea)	467

		2,492

	Machinery — 1.1%
17	Atlas Copco AB, (Sweden), Class A	492
1	Blount International, Inc. (a)	20
9	Briggs & Stratton Corp.	189
3	Deere & Co.	232
34	DMG Mori Seiki Co., Ltd., (Japan)	490
7	Douglas Dynamics, Inc.	123
10	Dover Corp.	938
2	FANUC Corp., (Japan)	414
17	Flowserve Corp.	1,263
69	Haitian International Holdings Ltd., (China)	161
2	Hurco Cos., Inc.	42
1	Hyster-Yale Materials Handling, Inc.	51
3	IDEX Corp.	258
7	Illinois Tool Works, Inc.	613
9	Ingersoll-Rand plc	586
3	Kadant, Inc.	134
101	Kawasaki Heavy Industries Ltd., (Japan)	385
22	Komatsu Ltd., (Japan)	513
41	Kubota Corp., (Japan)	582
7	Makita Corp., (Japan)	402
1	Mueller Industries, Inc.	23
24	PACCAR, Inc.	1,513
12	Pall Corp.	1,042
2	Parker Hannifin Corp.	201

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — continued
3		SMC Corp., (Japan)	723
4		SPX Corp.	409
2		Standex International Corp.	162
5		WABCO Holdings, Inc. (a)	525
—	(h)	Watts Water Technologies, Inc., Class A	12
117		Weichai Power Co., Ltd., (China), Class H	452
5		Xerium Technologies, Inc. (a)	76

			13,026

		Marine — 0.1%
7		Kirby Corp. (a)	842
3		Matson, Inc.	93

			935

		Professional Services — 0.1%
4		Barrett Business Services, Inc.	192
11		Equifax, Inc.	783
3		FTI Consulting, Inc. (a)	101
1		Paylocity Holding Corp. (a)	23
—	(h)	SGS S.A., (Switzerland)	192
1		TriNet Group, Inc. (a)	19
3		VSE Corp.	204

			1,514

		Road & Rail — 0.5%
7		ArcBest Corp.	317
6		Canadian Pacific Railway Ltd., (Canada)	1,001
1		Celadon Group, Inc.	20
1		Con-way, Inc.	74
48		CSX Corp.	1,491
6		East Japan Railway Co., (Japan)	473
1		Heartland Express, Inc.	29
1		Norfolk Southern Corp.	101
13		Old Dominion Freight Line, Inc. (a)	808
3		Swift Transportation Co. (a)	88
10		Union Pacific Corp.	976
2		USA Truck, Inc. (a)	35

			5,413

		Trading Companies & Distributors — 0.3%
2		Applied Industrial Technologies, Inc.	110
22		Barloworld Ltd., (South Africa)	207
32		HD Supply Holdings, Inc. (a)	915
22		Mitsubishi Corp., (Japan)	458
12		Rush Enterprises, Inc., Class A (a)	413
29		Sumitomo Corp., (Japan)	387

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Trading Companies & Distributors — continued
8		Watsco, Inc.	788
13		Wolseley plc, (Switzerland)	685

			3,963

		Transportation Infrastructure — 0.0% (g)
106		Shenzhen International Holdings Ltd., (Hong Kong)	131
21		TAV Havalimanlari Holding A.S., (Turkey)	166

			297

		Total Industrials	68,149

		Information Technology — 8.8%
		Communications Equipment — 0.8%
1		Arista Networks, Inc. (a)	37
39		Brocade Communications Systems, Inc.	363
28		Ciena Corp. (a)	610
110		Cisco Systems, Inc.	2,730
3		Comtech Telecommunications Corp.	128
7		Harmonic, Inc. (a)	56
10		InterDigital, Inc.	488
12		Juniper Networks, Inc. (a)	306
7		Palo Alto Networks, Inc. (a)	629
55		QUALCOMM, Inc.	4,369
6		Ubiquiti Networks, Inc. (a)	270
105		Wistron NeWeb Corp., (Taiwan)	258

			10,244

		Electronic Equipment, Instruments & Components — 0.3%
5		Aeroflex Holding Corp. (a)	54
8		Amphenol Corp., Class A	757
320		Anxin-China Holdings Ltd., (Hong Kong)	43
11		Benchmark Electronics, Inc. (a)	276
1		Checkpoint Systems, Inc. (a)	15
3		Coherent, Inc. (a)	177
351		Compeq Manufacturing Co., Ltd., (Taiwan)	231
122		Coretronic Corp., (Taiwan)	137
79		Hitachi Ltd., (Japan)	579
—	(h)	Hon Hai Precision Industry Co., Ltd., (Taiwan), Reg. S, GDR	—	(h)
1		Insight Enterprises, Inc. (a)	28
4		InvenSense, Inc. (a)	100
1		Keyence Corp., (Japan)	612
4		Newport Corp. (a)	77
9		Partron Co., Ltd., (South Korea)	95
225		Samart Corp. PCL, (Thailand)	142
3		ScanSource, Inc. (a)	112

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electronic Equipment, Instruments & Components — continued
228		Truly International Holdings Ltd., (Hong Kong)	139
3		Vishay Intertechnology, Inc.	43
108		Zhen Ding Technology Holding Ltd., (Taiwan)	356

			3,973

		Internet Software & Services — 1.4%
3		Aerohive Networks, Inc. (a)	23
1		Baidu, Inc., (China), ADR (a)	254
6		Bazaarvoice, Inc. (a)	46
3		Blucora, Inc. (a)	63
12		Dealertrack Technologies, Inc. (a)	542
4		eBay, Inc. (a)	214
24		Facebook, Inc., Class A (a)	1,616
2		Five9, Inc. (a)	13
6		Google, Inc., Class A (a)	3,229
12		Google, Inc., Class C (a)	6,870
—	(h)	GrubHub, Inc. (a)	14
11		Intralinks Holdings, Inc. (a)	94
9		Millennial Media, Inc. (a)	43
6		NetEase, Inc., (China), ADR	456
7		OpenTable, Inc. (a)	687
—	(h)	OPOWER, Inc. (a)	2
1		Q2 Holdings, Inc. (a)	11
12		Trulia, Inc. (a)	587
9		VeriSign, Inc. (a)	425
1		WebMD Health Corp. (a)	25
1		Xoom Corp. (a)	14
74		Yahoo! Japan Corp., (Japan)	341
25		Yahoo!, Inc. (a)	868

			16,437

		IT Services — 1.2%
26		Accenture plc, (Ireland), Class A	2,108
5		Alliance Data Systems Corp. (a)	1,546
5		Amdocs Ltd.	246
34		Cognizant Technology Solutions Corp., Class A (a)	1,642
5		Computer Sciences Corp.	291
—	(h)	CSG Systems International, Inc.	8
1		EVERTEC, Inc., (Puerto Rico)	22
8		Fidelity National Information Services, Inc.	421
17		HCL Technologies Ltd., (India)	420
2		Heartland Payment Systems, Inc.	71
13		Infosys Ltd., (India), ADR	715
2		International Business Machines Corp.	399
8		ManTech International Corp., Class A	229

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — continued
23	MasterCard, Inc., Class A	1,685
3	MoneyGram International, Inc. (a)	47
3	NeuStar, Inc., Class A (a)	68
12	Nomura Research Institute Ltd., (Japan)	372
2	SK C&C Co. Ltd., (South Korea)	270
4	Unisys Corp. (a)	102
2	Vantiv, Inc., Class A (a)	51
1	VeriFone Systems, Inc. (a)	54
17	Visa, Inc., Class A	3,543
26	Western Union Co. (The)	458

		14,768

	Semiconductors & Semiconductor Equipment — 2.0%
1	Advanced Energy Industries, Inc. (a)	23
429	Advanced Semiconductor Engineering, Inc., (Taiwan)	556
8	Analog Devices, Inc.	449
39	Applied Materials, Inc.	882
13	ASML Holding N.V., (Netherlands)	1,171
44	Avago Technologies Ltd., (Singapore)	3,147
15	Broadcom Corp., Class A	545
10	Brooks Automation, Inc.	110
3	DSP Group, Inc. (a)	22
2	First Solar, Inc. (a)	142
26	Freescale Semiconductor Ltd. (a)	611
9	Integrated Device Technology, Inc. (a)	140
48	KLA-Tencor Corp.	3,498
53	Lam Research Corp.	3,595
18	Lumens Co., Ltd., (South Korea) (a)	156
17	Marvell Technology Group Ltd., (Bermuda)	245
2	Micrel, Inc.	23
7	NVIDIA Corp.	122
52	ON Semiconductor Corp. (a)	473
9	Photronics, Inc. (a)	74
15	PLX Technology, Inc. (a)	95
9	PMC-Sierra, Inc. (a)	70
86	Radiant Opto-Electronics Corp., (Taiwan)	369
75	Realtek Semiconductor Corp., (Taiwan)	238
6	RF Micro Devices, Inc. (a)	57
3	Samsung Electronics Co., Ltd., (South Korea)	3,420
8	Silicon Motion Technology Corp., (Taiwan), ADR	172
12	SK Hynix, Inc., (South Korea) (a)	580
4	SunPower Corp. (a)	175
44	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	946
12	Teradyne, Inc.	236

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
10	Texas Instruments, Inc.	454
15	TriQuint Semiconductor, Inc. (a)	230
18	Ultra Clean Holdings, Inc. (a)	160
160	Vanguard International Semiconductor Corp., (Taiwan)	257
26	Wonik IPS Co., Ltd., (South Korea) (a)	294
1	Xilinx, Inc.	24

		23,761

	Software — 1.7%
2	ACI Worldwide, Inc. (a)	112
24	Activision Blizzard, Inc.	524
5	Actuate Corp. (a)	22
31	Adobe Systems, Inc. (a)	2,252
6	Aspen Technology, Inc. (a)	291
6	CA, Inc.	172
13	Citrix Systems, Inc. (a)	795
9	CommVault Systems, Inc. (a)	438
33	Electronic Arts, Inc. (a)	1,196
2	Fair Isaac Corp.	145
11	FireEye, Inc. (a)	437
14	Manhattan Associates, Inc. (a)	488
186	Microsoft Corp.	7,762
3	MobileIron, Inc. (a)	27
49	Oracle Corp.	1,970
3	Paycom Software, Inc. (a)	37
3	Pegasystems, Inc.	65
13	Perfect World Co., Ltd., (China), ADR	246
3	Qualys, Inc. (a)	82
7	Rally Software Development Corp. (a)	73
1	Rubicon Project, Inc. (The) (a)	12
23	SAP AG, (Germany)	1,777
9	ServiceNow, Inc. (a)	557
9	Splunk, Inc. (a)	478
5	Take-Two Interactive Software, Inc. (a)	109
10	TeleCommunication Systems, Inc., Class A (a)	34
2	TIBCO Software, Inc. (a)	37
27	TiVo, Inc. (a)	349
2	Varonis Systems, Inc. (a)	52
6	Workday, Inc., Class A (a)	579
1	Zendesk, Inc. (a)	12

		21,130

	Technology Hardware, Storage & Peripherals — 1.4%
105	Apple, Inc.	9,802
13	Avid Technology, Inc. (a)	94

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
7	Canon, Inc., (Japan)	212
60	Catcher Technology Co., Ltd., (Taiwan)	560
64	Chicony Electronics Co., Ltd., (Taiwan)	172
600	Coolpad Group Ltd., (China)	166
75	Gigabyte Technology Co. Ltd., (Taiwan)	120
62	Hewlett-Packard Co.	2,075
240	Inventec Corp., (Taiwan)	230
492	Lenovo Group Ltd., (China)	672
10	Lexmark International, Inc., Class A	482
151	Lite-On Technology Corp., (Taiwan)	253
143	Pegatron Corp., (Taiwan)	273
127	Quanta Computer, Inc., (Taiwan)	371
34	Ricoh Co., Ltd., (Japan)	399
6	SanDisk Corp.	574
6	Western Digital Corp.	526

		16,981

	Total Information Technology	107,294

	Materials — 2.4%
	Chemicals — 1.0%
8	Akzo Nobel N.V., (Netherlands)	581
6	Albemarle Corp.	400
8	Axiall Corp.	384
6	BASF SE, (Germany)	710
16	Dow Chemical Co. (The)	847
7	Ecolab, Inc.	774
1	LG Chem Ltd., (South Korea)	329
2	Linde AG, (Germany)	458
6	LyondellBasell Industries N.V., Class A	547
5	Methanex Corp., (Canada)	298
7	Minerals Technologies, Inc.	475
8	Monsanto Co.	1,001
12	Mosaic Co. (The)	591
8	Nitto Denko Corp., (Japan)	356
3	OM Group, Inc.	96
10	PPG Industries, Inc.	2,165
4	Rayonier Advanced Materials, Inc. (a)	159
1	Senomyx, Inc. (a)	9
4	Sherwin-Williams Co. (The)	737
10	Shin-Etsu Chemical Co., Ltd., (Japan)	584
4	Solvay S.A., (Belgium)	745

		12,246

	Construction Materials — 0.2%
334	China Resources Cement Holdings Ltd., (Hong Kong)	209

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction Materials — continued
5		Holcim Ltd., (Switzerland) (a)	448
4		Imerys S.A., (France)	355
6		Lafarge S.A., (France)	553
5		Martin Marietta Materials, Inc.	669

			2,234

		Containers & Packaging — 0.2%
16		Ball Corp.	1,027
18		Graphic Packaging Holding Co. (a)	209
3		Myers Industries, Inc.	63
3		Packaging Corp. of America	210
6		Rock-Tenn Co., Class A	589
14		Sealed Air Corp.	489

			2,587

		Metals & Mining — 0.9%
116		Alcoa, Inc.	1,732
—	(h)	Ampco-Pittsburgh Corp.	11
29		BHP Billiton Ltd., (Australia)	987
258		Eregli Demir ve Celik Fabrikalari TAS, (Turkey)	462
31		First Quantum Minerals Ltd., (Canada)	665
35		Freeport-McMoRan Copper & Gold, Inc.	1,266
117		Glencore plc, (Switzerland) (a)	653
113		Norsk Hydro ASA, (Norway)	606
8		Rio Tinto Ltd., (Australia)	430
29		Rio Tinto plc, (United Kingdom)	1,570
54		United States Steel Corp.	1,402
67		Vale S.A., (Brazil), ADR	883
6		Worthington Industries, Inc.	279

			10,946

		Paper & Forest Products — 0.1%
1		Domtar Corp., (Canada)	51
3		KapStone Paper & Packaging Corp. (a)	113
5		Resolute Forest Products, Inc., (Canada) (a)	88
52		Stora Enso OYJ, (Finland), Class R	501
16		UPM-Kymmene OYJ, (Finland)	266

			1,019

		Total Materials	29,032

		Telecommunication Services — 1.1%
		Diversified Telecommunication Services — 0.7%
17		AT&T, Inc.	597
5		CenturyLink, Inc.	165
392		China Unicom Hong Kong Ltd., (Hong Kong)	603
5		FairPoint Communications, Inc. (a)	66
33		Frontier Communications Corp.	194

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Telecommunication Services — continued
13	Inteliquent, Inc.	180
1,501	Jasmine International PCL, (Thailand)	384
162	Koninklijke KPN N.V., (Netherlands) (a)	590
8	KT Corp., (South Korea)	252
4	magicJack VocalTec Ltd., (Israel) (a)	55
106	Verizon Communications, Inc.	5,178

		8,264

	Wireless Telecommunication Services — 0.4%
51	China Mobile Ltd., (Hong Kong)	491
11	KDDI Corp., (Japan)	671
16	MegaFon OAO, (Russia), Reg. S, GDR (a)	504
28	Mobile Telesystems OJSC, (Russia), ADR	560
45	MTN Group Ltd., (South Africa)	952
6	RingCentral, Inc., Class A (a)	87
2	SK Telecom Co., Ltd., (South Korea)	575
12	VimpelCom Ltd., (Netherlands), ADR	102
451	Vodafone Group plc, (United Kingdom)	1,509

		5,451

	Total Telecommunication Services	13,715

	Utilities — 1.2%
	Electric Utilities — 0.7%
10	American Electric Power Co., Inc.	552
49	Cia Energetica de Minas Gerais, (Brazil), ADR	388
9	Duke Energy Corp.	690
14	Edison International	827
3	El Paso Electric Co.	116
10	Entergy Corp.	796
16	Exelon Corp.	585
21	NextEra Energy, Inc.	2,106
8	Northeast Utilities	397
52	PGE S.A., (Poland)	374
2	PNM Resources, Inc.	66
6	Portland General Electric Co.	203
1	UNS Energy Corp.	89
20	Xcel Energy, Inc.	641

		7,830

	Gas Utilities — 0.1%
6	AGL Resources, Inc.	314
82	ENN Energy Holdings Ltd., (China)	589
2	Laclede Group, Inc. (The)	84
2	Piedmont Natural Gas Co., Inc.	63
1	Southwest Gas Corp.	78
9	UGI Corp.	471

		1,599

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 0.1%
31	AES Corp.	476
16	Dynegy, Inc. (a)	564
428	Huadian Power International Co., (China), Class H	259

		1,299

	Multi-Utilities — 0.3%
65	Centrica plc, (United Kingdom)	347
11	CMS Energy Corp.	347
5	Dominion Resources, Inc.	346
25	GDF Suez, (France)	697
9	NiSource, Inc.	343
6	NorthWestern Corp.	304
5	Public Service Enterprise Group, Inc.	213
8	Sempra Energy	796
20	Suez Environnement Co., (France)	378

		3,771

	Total Utilities	14,499

	Total Common Stocks (Cost $458,715)	621,452

Preferred Stocks — 0.2%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
3	Volkswagen AG, (Germany)	864

	Consumer Staples — 0.1%
	Household Products — 0.1%
11	Henkel AG & Co. KGaA, (Germany)	1,220

	Financials — 0.0% (g)
	Banks — 0.0% (g)
20	Banco do Estado do Rio Grande do Sul S.A., (Brazil), Class B	97

	Capital Markets — 0.0% (g)
3	Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value) @	74
5	State Street Corp., VAR, 5.900%, 03/15/24 ($25 par value) (a) @	123

		197

	Total Financials	294

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
42	Randon Participacoes S.A., (Brazil)	117

	Total Preferred Stocks (Cost $1,414)	2,495

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 3.3%
	ACE Securities Corp. Home Equity Loan Trust,
307	Series 2004-HE3, Class M3, VAR, 1.232%, 11/25/34	266
207	Series 2005-HE7, Class A1B2, VAR, 0.452%, 11/25/35	193
217	Series 2005-SD1, Class M1, VAR, 0.902%, 11/25/50	218
295	Series 2006-SD1, Class A1B, VAR, 0.502%, 02/25/36	293
	Ally Auto Receivables Trust,
4	Series 2010-3, Class A4, 1.550%, 08/17/15	4
92	Series 2013-1, Class A3, 0.630%, 05/15/17	93
115	Series 2013-2, Class A3, 0.790%, 01/15/18	115
96	Series 2013-SN1, Class A3, 0.720%, 05/20/16	96
257	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	257
	AmeriCredit Automobile Receivables Trust,
40	Series 2013-1, Class A3, 0.610%, 10/10/17	40
118	Series 2013-5, Class A3, 0.900%, 09/10/18	118
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
383	Series 2002-2, Class M3, VAR, 2.807%, 08/25/32	380
645	Series 2003-9, Class M2, VAR, 3.002%, 09/25/33	611
909	Series 2004-R1, Class M1, VAR, 0.947%, 02/25/34	818
367	Series 2004-R1, Class M6, VAR, 2.222%, 02/25/34	307
113	Series 2004-R1, Class M8, VAR, 2.777%, 02/25/34	80
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
1,098	Series 2003-W9, Class M2, VAR, 2.732%, 01/25/34	1,019
147	Series 2004-W3, Class A3, VAR, 0.972%, 02/25/34	135
444	Series 2004-W4, Class A, VAR, 0.672%, 03/25/34	407
	Bayview Financial Mortgage Pass-Through Trust,
45	Series 2005-C, Class A1C, VAR, 0.560%, 06/28/44	45
241	Series 2006-A, Class 2A4, VAR, 0.450%, 02/28/41	239
216	BMW Vehicle Lease Trust, Series 2014-1, Class A3, 0.730%, 02/21/17	216
119	BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.670%, 11/27/17	119

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	CarMax Auto Owner Trust,
92	Series 2013-4, Class A3, 0.800%, 07/16/18	92
303	Series 2014-2, Class A3, 0.980%, 01/15/19	304
21	CDC Mortgage Capital Trust, Series 2003-HE3, Class M2, VAR, 2.777%, 11/25/33	18
480	Centex Home Equity Loan Trust, Series 2005-A, Class M1, VAR, 0.632%, 01/25/35	451
441	CHEC Loan Trust, Series 2004-2, Class M3, VAR, 1.402%, 04/25/34	338
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	170
	CNH Equipment Trust,
96	Series 2012-D, Class A3, 0.650%, 04/16/18	96
130	Series 2013-A, Class A3, 0.690%, 06/15/18	130
65	Series 2013-C, Class A3, 1.020%, 08/15/18	65
214	Series 2013-D, Class A3, 0.770%, 10/15/18	214
193	Series 2014-A, Class A3, 0.840%, 05/15/19	193
300	Series 2014-B, Class A3, 0.910%, 05/15/19	300
	Countrywide Asset-Backed Certificates,
509	Series 2003-5, Class MF2, 5.691%, 11/25/33	448
520	Series 2003-BC1, Class A1, VAR, 0.952%, 03/25/33	478
261	Series 2004-6, Class 1A1, VAR, 0.422%, 12/25/34	245
1,120	Series 2004-6, Class M2, VAR, 0.802%, 10/25/34	1,067
445	Series 2004-BC1, Class M3, VAR, 2.252%, 10/25/33	373
785	Series 2004-SD2, Class M1, VAR, 0.772%, 06/25/33 (e)	753
	CPS Auto Receivables Trust,
103	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	104
118	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	117
	Credit Suisse First Boston Mortgage Securities Corp.,
36	Series 2002-HE4, Class AF, 5.510%, 08/25/32	40
28	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	28
	Credit-Based Asset Servicing and Securitization LLC,
401	Series 2003-CB5, Class M2, VAR, 2.627%, 11/25/33	383
446	Series 2004-CB5, Class M1, VAR, 1.067%, 01/25/34	414

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
100	Series 2005-CB4, Class AF4, SUB, 4.824%, 07/25/35	99
270	Series 2005-CB5, Class AF2, SUB, 4.304%, 08/25/35	273
1,014	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 08/25/33	1,007
	Exeter Automobile Receivables Trust,
90	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	90
50	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	50
	Fifth Third Auto Trust,
140	Series 2013-1, Class A3, 0.880%, 10/16/17	142
106	Series 2013-A, Class A3, 0.610%, 09/15/17	106
	First Franklin Mortgage Loan Trust,
37	Series 2004-FF10, Class A3, VAR, 1.232%, 09/25/34	37
788	Series 2005-FF10, Class A4, VAR, 0.472%, 11/25/35	773
67	Ford Credit Auto Lease Trust, Series 2013-B, Class A3, 0.760%, 09/15/16	67
	Ford Credit Auto Owner Trust,
67	Series 2013-B, Class A3, 0.570%, 10/15/17	67
97	Series 2013-C, Class A3, 0.820%, 12/15/17	98
154	Series 2013-D, Class A3, 0.670%, 04/15/18	154
178	Series 2014-B, Class A3, 0.900%, 10/15/18	178
314	Fremont Home Loan Trust, Series 2005-D, Class 2A3, VAR, 0.402%, 11/25/35	307
403	GSAMP Trust, Series 2005-SEA2, Class A1, VAR, 0.502%, 01/25/45 (e)	392
179	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class A7, 1.981%, 11/15/46 (e)	179
100	HLSS Servicer Advance Receivables Trust, Series 2014-T1, Class AT1, 1.244%, 01/17/45 (e)	100
	Home Equity Asset Trust,
140	Series 2003-1, Class M1, VAR, 1.652%, 06/25/33	134
115	Series 2004-6, Class M2, VAR, 1.052%, 12/25/34	101
566	Series 2005-7, Class 2A4, VAR, 0.532%, 01/25/36	548
396	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, VAR, 1.352%, 11/25/34	367
	Honda Auto Receivables Owner Trust,
39	Series 2012-1, Class A4, 0.970%, 04/16/18	39
121	Series 2013-1, Class A3, 0.480%, 11/21/16	121
59	Series 2013-2, Class A3, 0.530%, 02/16/17	59

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
153	Series 2013-4, Class A3, 0.690%, 09/18/17	153
291	Series 2014-1, Class A3, 0.670%, 11/21/17	291
248	Series 2014-2, Class A3, 0.770%, 03/19/18	248
83	Huntington Auto Trust, Series 2012-2, Class A3, 0.510%, 04/17/17	83
	Hyundai Auto Receivables Trust,
39	Series 2010-B, Class A4, 1.630%, 03/15/17	39
42	Series 2011-B, Class A4, 1.650%, 02/15/17	43
212	Series 2013-A, Class A3, 0.560%, 07/17/17	212
104	Series 2013-B, Class A3, 0.710%, 09/15/17	105
112	Series 2014-A, Class A3, 0.790%, 07/16/18	112
253	Series 2014-B, Class A3, 0.900%, 12/17/18	253
120	John Deere Owner Trust, Series 2013-A, Class A3, 0.600%, 03/15/17	120
	Long Beach Mortgage Loan Trust,
808	Series 2001-2, Class M1, VAR, 0.992%, 07/25/31	778
207	Series 2003-4, Class M2, VAR, 2.777%, 08/25/33	193
361	Series 2004-1, Class M3, VAR, 1.202%, 02/25/34	336
	MASTR Asset-Backed Securities Trust,
332	Series 2002-OPT1, Class M3, VAR, 3.677%, 11/25/32	337
104	Series 2004-OPT1, Class M2, VAR, 1.802%, 02/25/34	85
	Mercedes-Benz Auto Lease Trust,
60	Series 2013-A, Class A3, 0.590%, 02/15/16	60
	Mercedes-Benz Auto Receivables Trust,
86	Series 2013-1, Class A3, 0.780%, 08/15/17	86
	Merrill Lynch Mortgage Investors Trust,
786	Series 2002-NC1, Class M1, VAR, 1.202%, 05/25/33	743
328	Series 2003-OPT1, Class M1, VAR, 1.127%, 07/25/34	284
775	Series 2005-NC1, Class M2, VAR, 1.232%, 10/25/35	677
	Morgan Stanley ABS Capital I, Inc. Trust,
1,000	Series 2004-HE6, Class M1, VAR, 0.977%, 08/25/34	919
404	Series 2004-NC2, Class M2, VAR, 1.952%, 12/25/33	329
81	Series 2005-HE1, Class M3, VAR, 0.932%, 12/25/34	69
231	Series 2005-HE1, Class M4, VAR, 1.232%, 12/25/34	183
442	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class M1, VAR, 1.577%, 02/25/33	417

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	New Century Home Equity Loan Trust,
747	Series 2003-6, Class M1, VAR, 1.232%, 01/25/34	695
250	Series 2005-1, Class M1, VAR, 0.827%, 03/25/35	235
	Nissan Auto Lease Trust,
41	Series 2013-B, Class A3, 0.750%, 06/15/16	41
117	Series 2014-A, Class A3, 0.800%, 02/15/17	117
	Nissan Auto Receivables Owner Trust,
83	Series 2012-A, Class A4, 1.000%, 07/16/18	84
98	Series 2013-A, Class A3, 0.500%, 05/15/17	98
180	Series 2013-C, Class A3, 0.670%, 08/15/18	180
160	Series 2014-A, Class A3, 0.720%, 08/15/18	160
383	NovaStar Mortgage Funding Trust, Series 2003-2, Class M2, VAR, 2.927%, 09/25/33	349
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
464	Series 2003-2, Class M1, VAR, 1.127%, 04/25/33	392
303	Series 2003-4, Class M1, VAR, 1.172%, 07/25/33	261
607	Series 2003-5, Class A3, VAR, 1.052%, 08/25/33	566
	Option One Mortgage Loan Trust,
209	Series 2003-1, Class M2, VAR, 3.077%, 02/25/33	188
1,170	Series 2004-2, Class M2, VAR, 1.727%, 05/25/34	932
160	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.090%, 10/25/34	159
	RAMP Trust,
124	Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	127
695	Series 2004-RS9, Class MII1, VAR, 1.127%, 09/25/34	651
	RASC Trust,
1,320	Series 2001-KS3, Class AII, VAR, 0.612%, 09/25/31	1,224
262	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	268
628	Series 2005-KS2, Class M1, VAR, 0.797%, 03/25/35	570
16	Series 2005-KS7, Class M1, VAR, 0.592%, 08/25/35	16
	Renaissance Home Equity Loan Trust,
1,100	Series 2003-2, Class A, VAR, 1.032%, 08/25/33	1,034

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
1,853	Series 2003-2, Class M1, VAR, 1.389%, 08/25/33	1,680
535	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	523
	Santander Drive Auto Receivables Trust,
1	Series 2011-1, Class B, 2.350%, 11/16/15	1
115	Series 2013-1, Class A3, 0.620%, 06/15/17	116
	Saxon Asset Securities Trust,
160	Series 2000-2, Class MF2, VAR, 7.979%, 07/25/30	157
46	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	46
551	Series 2003-2, Class M2, VAR, 2.777%, 06/25/33	471
255	Series 2004-2, Class MV2, VAR, 1.952%, 08/25/35	240
28	Soundview Home Loan Trust, Series 2006-WF1, Class A2, SUB, 5.645%, 10/25/36	28
648	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.052%, 11/25/34	600
	Structured Asset Investment Loan Trust,
330	Series 2003-BC3, Class M1, VAR, 1.577%, 04/25/33	323
258	Series 2004-7, Class M1, VAR, 1.202%, 08/25/34	242
461	Series 2004-8, Class M2, VAR, 1.082%, 09/25/34	401
208	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 0.422%, 05/25/31 (e)	119
	Toyota Auto Receivables Owner Trust,
31	Series 2013-A, Class A3, 0.550%, 01/17/17	31
249	Series 2014-A, Class A3, 0.670%, 12/15/17	250
154	USAA Auto Owner Trust, Series 2014-1, Class A3, 0.580%, 12/15/17	155
	Volkswagen Auto Loan Enhanced Trust,
84	Series 2012-2, Class A3, 0.460%, 01/20/17	84
217	Series 2013-2, Class A3, 0.700%, 04/20/18	217

	Total Asset-Backed Securities (Cost $38,138)	39,564

Collateralized Mortgage Obligations — 6.2%
	Agency CMO — 4.7%
106	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	111
233	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	266
	Federal Home Loan Mortgage Corp. REMIC,
4	Series 1087, Class I, 8.500%, 06/15/21	5

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
4	Series 1136, Class H, 6.000%, 09/15/21	4
93	Series 1617, Class PM, 6.500%, 11/15/23	103
82	Series 1710, Class GH, 8.000%, 04/15/24	94
59	Series 1732, Class K, 6.500%, 05/15/24	66
76	Series 1843, Class Z, 7.000%, 04/15/26	84
90	Series 2033, Class K, 6.050%, 08/15/23	97
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,860
191	Series 2378, Class BD, 5.500%, 11/15/31	208
15	Series 2391, Class QR, 5.500%, 12/15/16	15
45	Series 2394, Class MC, 6.000%, 12/15/16	47
65	Series 2405, Class JF, 6.000%, 01/15/17	68
33	Series 2425, Class OB, 6.000%, 03/15/17	35
159	Series 2455, Class GK, 6.500%, 05/15/32	179
41	Series 2457, Class PE, 6.500%, 06/15/32	46
111	Series 2473, Class JZ, 6.500%, 07/15/32	124
9	Series 2503, Class TG, 5.500%, 09/15/17	9
10	Series 2508, Class AQ, 5.500%, 10/15/17	10
62	Series 2527, Class BP, 5.000%, 11/15/17	65
37	Series 2531, Class HN, 5.000%, 12/15/17	39
32	Series 2538, Class CB, 5.000%, 12/15/17	33
180	Series 2564, Class NK, 5.000%, 02/15/18	190
194	Series 2575, Class PE, 5.500%, 02/15/33	213
442	Series 2586, Class WG, 4.000%, 03/15/33	466
101	Series 2594, Class OL, 5.000%, 04/15/18	107
92	Series 2595, Class HO, 4.500%, 03/15/23	98
120	Series 2627, Class KM, 4.500%, 06/15/18	126
173	Series 2636, Class Z, 4.500%, 06/15/18	182
100	Series 2651, Class VZ, 4.500%, 07/15/18	105
17	Series 2657, Class ME, 5.000%, 10/15/22	17
57	Series 2663, Class VQ, 5.000%, 06/15/22	57
670	Series 2682, Class LD, 4.500%, 10/15/33	709
192	Series 2685, Class DT, 5.000%, 10/15/23	210
66	Series 2686, Class GC, 5.000%, 10/15/23	72
301	Series 2699, Class TC, 4.000%, 11/15/18	316
252	Series 2715, Class NG, 4.500%, 12/15/18	266
31	Series 2727, Class PE, 4.500%, 07/15/32	32
123	Series 2744, Class TU, 5.500%, 05/15/32	129
99	Series 2756, Class NA, 5.000%, 02/15/24	107
59	Series 2760, Class PD, 5.000%, 12/15/32	60
102	Series 2764, Class OE, 4.500%, 03/15/19	108
200	Series 2764, Class UG, 5.000%, 03/15/34	222
71	Series 2773, Class CD, 4.500%, 04/15/24	76
10	Series 2780, Class JA, 4.500%, 04/15/19	10
10	Series 2780, Class JG, 4.500%, 04/15/19	10
148	Series 2783, Class AT, 4.000%, 04/15/19	155

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
48	Series 2809, Class UC, 4.000%, 06/15/19	50
164	Series 2852, Class NY, 5.000%, 09/15/33	169
351	Series 2864, Class NB, 5.500%, 07/15/33	379
17	Series 2864, Class PE, 5.000%, 06/15/33	17
184	Series 2877, Class AD, 4.000%, 10/15/19	193
303	Series 2901, Class KB, 5.000%, 12/15/34	332
204	Series 2910, Class BE, 4.500%, 12/15/19	216
401	Series 2912, Class EH, 5.500%, 01/15/35	445
41	Series 2922, Class GA, 5.500%, 05/15/34	45
8	Series 2931, Class AM, 4.500%, 07/15/19	9
152	Series 2950, Class KZ, 4.500%, 03/15/20	164
500	Series 2960, Class JH, 5.500%, 04/15/35	565
146	Series 2988, Class TY, 5.500%, 06/15/25	162
93	Series 2989, Class TG, 5.000%, 06/15/25	101
13	Series 3000, Class PB, 3.900%, 01/15/23	13
300	Series 3017, Class ML, 5.000%, 08/15/35	331
392	Series 3028, Class ME, 5.000%, 02/15/34	408
118	Series 3031, Class AG, 5.000%, 02/15/34	121
65	Series 3036, Class ND, 5.000%, 05/15/34	66
46	Series 3064, Class OG, 5.500%, 06/15/34	49
51	Series 3077, Class TO, PO, 04/15/35	49
128	Series 3078, Class PD, 5.500%, 07/15/34	132
73	Series 3098, Class PE, 5.000%, 06/15/34	74
243	Series 3102, Class CE, 5.500%, 01/15/26	268
35	Series 3106, Class PD, 5.500%, 06/15/34	36
42	Series 3113, Class QD, 5.000%, 06/15/34	42
164	Series 3116, Class PD, 5.000%, 10/15/34	169
71	Series 3121, Class JD, 5.500%, 03/15/26	78
133	Series 3151, Class UC, 5.500%, 08/15/35	142
23	Series 3200, Class PO, PO, 08/15/36	21
82	Series 3212, Class BK, 5.500%, 09/15/36	90
195	Series 3213, Class PE, 6.000%, 09/15/36	216
94	Series 3279, Class PE, 5.500%, 02/15/37	104
9	Series 3312, Class LB, 5.500%, 11/15/25	9
233	Series 3349, Class DP, 6.000%, 09/15/36	250
250	Series 3405, Class PE, 5.000%, 01/15/38	277
100	Series 3523, Class EX, 5.000%, 04/15/39	111
300	Series 3532, Class EB, 4.000%, 05/15/24	322
100	Series 3534, Class MB, 4.000%, 05/15/24	106
225	Series 3553, Class PG, 5.500%, 07/15/39	251
158	Series 3564, Class NB, 5.000%, 08/15/39	173
325	Series 3622, Class TA, 5.500%, 10/15/26	339
119	Series 3622, Class WA, 5.500%, 09/15/39	134
196	Series 3653, Class HJ, 5.000%, 04/15/40	214
289	Series 3662, Class PJ, 5.000%, 04/15/40	316

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
352	Series 3662, Class QB, 5.000%, 03/15/38	384
200	Series 3677, Class KB, 4.500%, 05/15/40	214
120	Series 3680, Class LC, 4.500%, 06/15/40	131
121	Series 3688, Class GT, VAR, 7.210%, 11/15/46	146
250	Series 3710, Class GB, 4.000%, 08/15/25	265
128	Series 3747, Class HI, IO, 4.500%, 07/15/37	13
303	Series 3747, Class HX, 4.500%, 11/15/39	327
250	Series 3748, Class D, 4.000%, 11/15/39	265
114	Series 3755, Class MU, 4.000%, 11/15/30	117
220	Series 3768, Class MB, 4.000%, 12/15/39	232
400	Series 3787, Class AY, 3.500%, 01/15/26	417
150	Series 3795, Class PD, 4.500%, 01/15/40	165
810	Series 3827, Class BM, 5.500%, 08/15/39	896
241	Series 3828, Class EM, 4.500%, 06/15/39	259
79	Series 3842, Class PH, 4.000%, 04/15/41	85
149	Series 3852, Class TP, IF, 5.500%, 05/15/41	158
350	Series 3859, Class JB, 5.000%, 05/15/41	388
300	Series 3874, Class DW, 3.500%, 06/15/21	318
329	Series 3898, Class KH, 3.500%, 06/15/26	341
126	Series 3902, Class MA, 4.500%, 07/15/39	135
350	Series 3911, Class B, 3.500%, 08/15/26	365
124	Series 3962, Class KD, 3.000%, 10/15/26	124
800	Series 3989, Class JW, 3.500%, 01/15/42	794
174	Series 4068, Class PE, 3.000%, 06/15/42	162
569	Series 4217, Class F, VAR, 0.502%, 06/15/43	560
330	Series 4219, Class JA, 3.500%, 08/15/39	343
5	Series 50, Class I, 8.000%, 06/15/20	5
	Federal Home Loan Mortgage Corp. STRIPS,
267	Series 279, Class F6, VAR, 0.602%, 09/15/42	267
457	Series 284, Class 300, 3.000%, 10/15/42	446
129	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	153
	Federal National Mortgage Association-ACES,
260	Series 2011-M2, Class A2, 3.645%, 04/25/21	280
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	431
188	Series 2013-M7, Class A2, 2.280%, 12/27/22	182
412	Series 2013-M13, Class A2, VAR, 2.624%, 04/25/23	406

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
500	Series 2014-M1, Class A2, VAR, 3.506%, 07/25/23	519
355	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	374
400	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	420
550	Series 2014-M4, Class A2, VAR, 3.346%, 03/25/24	571
59	Series 2014-M5, Class FA, VAR, 0.583%, 01/25/17	59
84	Series 2014-M6, Class FA, VAR, 0.442%, 12/25/17	84
	Federal National Mortgage Association REMIC,
5	Series 1990-7, Class B, 8.500%, 01/25/20	6
2	Series 1990-35, Class E, 9.500%, 04/25/20	2
5	Series 1990-76, Class G, 7.000%, 07/25/20	6
20	Series 1990-106, Class J, 8.500%, 09/25/20	23
3	Series 1991-73, Class A, 8.000%, 07/25/21	3
56	Series 1992-112, Class GB, 7.000%, 07/25/22	62
22	Series 1992-195, Class C, 7.500%, 10/25/22	25
90	Series 1998-37, Class VZ, 6.000%, 06/17/28	101
179	Series 1998-66, Class B, 6.500%, 12/25/28	196
163	Series 2002-16, Class XU, 5.500%, 04/25/17	168
44	Series 2002-19, Class PE, 6.000%, 04/25/17	46
99	Series 2002-24, Class AJ, 6.000%, 04/25/17	104
151	Series 2002-55, Class PG, 5.500%, 09/25/32	165
395	Series 2002-55, Class QE, 5.500%, 09/25/17	414
19	Series 2002-63, Class KC, 5.000%, 10/25/17	20
49	Series 2002-63, Class LB, 5.500%, 10/25/17	51
159	Series 2002-82, Class PE, 6.000%, 12/25/32	172
35	Series 2003-21, Class OU, 5.500%, 03/25/33	38
246	Series 2003-29, Class BY, 5.500%, 04/25/33	271
28	Series 2003-33, Class AC, 4.250%, 03/25/33	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
400	Series 2003-48, Class GH, 5.500%, 06/25/33	449
41	Series 2003-58, Class AD, 3.250%, 07/25/33	42
21	Series 2003-63, Class PE, 3.500%, 07/25/33	22
150	Series 2003-67, Class KE, 5.000%, 07/25/33	164
138	Series 2003-78, Class B, 5.000%, 08/25/23	151
217	Series 2003-81, Class LC, 4.500%, 09/25/18	229
147	Series 2003-83, Class PG, 5.000%, 06/25/23	156
71	Series 2003-110, Class WA, 4.000%, 08/25/33	74
89	Series 2003-122, Class TE, 5.000%, 12/25/22	90
709	Series 2003-131, Class CH, 5.500%, 01/25/34	778
297	Series 2004-36, Class PC, 5.500%, 02/25/34	316
122	Series 2005-5, Class CK, 5.000%, 01/25/35	132
57	Series 2005-18, Class EG, 5.000%, 03/25/25	63
16	Series 2005-23, Class TG, 5.000%, 04/25/35	18
96	Series 2005-29, Class WC, 4.750%, 04/25/35	104
238	Series 2005-38, Class TB, 6.000%, 11/25/34	262
48	Series 2005-44, Class PE, 5.000%, 07/25/33	48
135	Series 2005-58, Class EP, 5.500%, 07/25/35	147
139	Series 2005-68, Class BC, 5.250%, 06/25/35	150
584	Series 2005-70, Class KP, 5.000%, 06/25/35	639
551	Series 2005-104, Class UE, 5.500%, 12/25/35	596
135	Series 2006-45, Class NW, 5.500%, 01/25/35	137
92	Series 2007-13, Class H, 5.500%, 03/25/37	100
400	Series 2007-61, Class PE, 5.500%, 07/25/37	442
73	Series 2007-65, Class KI, IF, IO, 6.468%, 07/25/37	9
225	Series 2008-61, Class GB, 5.500%, 07/25/38	248

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
296	Series 2008-65, Class CD, 4.500%, 08/25/23	316
170	Series 2009-15, Class AC, 5.500%, 03/25/29	188
150	Series 2009-19, Class TD, 5.000%, 08/25/36	159
67	Series 2009-22, Class EG, 5.000%, 07/25/35	73
45	Series 2009-37, Class KI, IF, IO, 5.848%, 06/25/39	7
104	Series 2009-50, Class PT, VAR, 6.134%, 05/25/37	114
150	Series 2009-60, Class DE, 5.000%, 08/25/29	164
47	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	8
104	Series 2009-86, Class OT, PO, 10/25/37	89
180	Series 2009-112, Class ST, IF, IO, 6.098%, 01/25/40	25
800	Series 2010-9, Class MB, 5.000%, 05/25/32	853
512	Series 2010-9, Class ME, 5.000%, 02/25/40	566
300	Series 2010-9, Class PE, 4.500%, 10/25/39	320
102	Series 2010-35, Class SB, IF, IO, 6.268%, 04/25/40	13
600	Series 2010-38, Class KC, 4.500%, 04/25/40	639
400	Series 2010-45, Class BL, 4.500%, 05/25/40	440
300	Series 2010-64, Class DM, 5.000%, 06/25/40	330
79	Series 2010-64, Class EH, 5.000%, 10/25/35	82
866	Series 2010-85, Class NJ, 4.500%, 08/25/40	915
166	Series 2010-111, Class AE, 5.500%, 04/25/38	177
450	Series 2010-123, Class BP, 4.500%, 11/25/40	484
175	Series 2011-22, Class MA, 6.500%, 04/25/38	198
350	Series 2011-33, Class GD, 3.500%, 04/25/31	356
400	Series 2011-51, Class B, 3.500%, 06/25/31	405
650	Series 2011-52, Class KB, 5.500%, 06/25/41	741
530	Series 2011-52, Class LB, 5.500%, 06/25/41	587

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
115	Series 2011-99, Class CV, 4.500%, 03/25/26	128
558	Series 2011-104, Class KY, 4.000%, 03/25/39	587
136	Series 2011-111, Class EA, 5.000%, 12/25/38	144
328	Series 2012-50, Class HB, 4.000%, 03/25/42	344
302	Series 2012-83, Class TN, 5.000%, 08/25/42	335
162	Series 2012-137, Class CF, VAR, 0.452%, 08/25/41	161
470	Series 2012-147, Class WN, 4.500%, 01/25/33	511
417	Series 2013-83, Class CA, 3.500%, 10/25/37	435
250	Series 2013-101, Class E, 3.000%, 10/25/33	238
47	Series G92-35, Class E, 7.500%, 07/25/22	52
38	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 12/01/24	36
	Government National Mortgage Association,
90	Series 2002-22, Class CD, 6.500%, 05/17/31	104
128	Series 2003-62, Class BG, 5.000%, 07/20/33	138
358	Series 2003-65, Class AL, 5.500%, 08/20/33	405
205	Series 2003-66, Class HD, 5.500%, 08/20/33	228
550	Series 2004-16, Class AE, 5.500%, 02/20/34	626
145	Series 2004-16, Class EC, 5.500%, 02/20/34	172
743	Series 2004-37, Class PE, 5.500%, 05/20/34	837
413	Series 2005-3, Class QB, 5.000%, 01/16/35	447
283	Series 2005-11, Class PL, 5.000%, 02/20/35	309
104	Series 2005-13, Class AE, 5.000%, 09/20/34	114
176	Series 2005-13, Class BG, 5.000%, 02/20/35	196
369	Series 2005-48, Class CY, 5.000%, 06/20/35	405
311	Series 2005-54, Class JE, 5.000%, 07/20/35	343
142	Series 2005-92, Class CD, 5.000%, 01/20/32	145

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
100	Series 2006-1, Class LE, 5.500%, 06/20/35	112
399	Series 2006-7, Class ND, 5.500%, 08/20/35	448
47	Series 2006-38, Class SG, IF, IO, 6.497%, 09/20/33	1
260	Series 2006-50, Class JD, 5.000%, 09/20/36	297
365	Series 2006-69, Class MB, 5.500%, 12/20/36	397
111	Series 2007-26, Class SW, IF, IO, 6.047%, 05/20/37	17
125	Series 2007-33, Class LE, 5.500%, 06/20/37	142
130	Series 2007-35, Class NE, 6.000%, 06/16/37	153
209	Series 2007-79, Class BL, 5.750%, 08/20/37	234
161	Series 2008-20, Class HC, 5.750%, 06/16/37	178
61	Series 2008-23, Class YA, 5.250%, 03/20/38	67
113	Series 2008-26, Class JP, 5.250%, 03/20/38	125
418	Series 2008-33, Class PB, 5.500%, 04/20/38	460
44	Series 2008-42, Class PB, 5.500%, 08/20/36	44
688	Series 2008-47, Class P, 5.500%, 06/16/38	788
90	Series 2008-58, Class ZT, 6.500%, 07/20/38	108
56	Series 2008-62, Class SA, IF, IO, 5.997%, 07/20/38	9
267	Series 2008-63, Class PE, 5.500%, 07/20/38	296
128	Series 2008-68, Class PQ, 5.500%, 04/20/38	137
91	Series 2008-71, Class PB, 6.000%, 07/20/37	93
168	Series 2008-76, Class PD, 5.750%, 09/20/38	191
111	Series 2008-76, Class US, IF, IO, 5.747%, 09/20/38	15
266	Series 2008-89, Class JA, 5.750%, 08/20/38	289
171	Series 2008-95, Class DS, IF, IO, 7.147%, 12/20/38	29
301	Series 2009-42, Class CD, 5.000%, 06/20/39	333
438	Series 2009-47, Class LT, 5.000%, 06/20/39	484

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
109	Series 2009-72, Class SM, IF, IO, 6.098%, 08/16/39	16
268	Series 2009-106, Class ST, IF, IO, 5.847%, 02/20/38	39
84	Series 2010-14, Class QP, 6.000%, 12/20/39	90
88	Series 2010-61, Class EA, 5.000%, 09/20/31	91
183	Series 2010-157, Class OP, PO, 12/20/40	150
205	Series 2010-158, Class EP, 4.500%, 12/16/40	221
108	Series 2011-97, Class WA, VAR, 6.089%, 11/20/38	121
511	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	575

		57,077

	Non-Agency CMO — 1.5%
	Alternative Loan Trust,
688	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	676
196	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	201
102	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	99
373	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	365
821	Series 2005-21CB, Class A17, 6.000%, 06/25/35	835
246	Series 2005-46CB, Class A1, 5.750%, 10/25/35	231
232	Series 2005-85CB, Class 2A2, 5.500%, 02/25/36	214
	Banc of America Alternative Loan Trust,
238	Series 2003-3, Class A5, 5.750%, 05/25/33	244
260	Series 2004-9, Class 4A1, 5.500%, 10/25/19	264
554	Series 2006-5, Class 3A1, 6.000%, 06/25/46	555
88	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	93
	Bear Stearns ALT-A Trust,
114	Series 2004-6, Class 1A, VAR, 0.792%, 07/25/34	110
313	Series 2005-7, Class 12A3, VAR, 0.832%, 08/25/35	286
	CHL Mortgage Pass-Through Trust,
216	Series 2005-21, Class A2, 5.500%, 10/25/35	216

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
214	Series 2006-21, Class A14, 6.000%, 02/25/37	201
683	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.500%, 10/25/35	675
33	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	34
51	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	53
6	CSMC, Series 2011-7R, Class A1, VAR, 1.401%, 08/28/47 (e)	6
373	First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	380
	GSR Mortgage Loan Trust,
46	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	49
26	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	27
247	Series 2005-6F, 3A-17 Class Shares, 5.500%, 07/25/35	248
	Impac CMB Trust,
576	Series 2004-5, Class 1A1, VAR, 0.872%, 10/25/34	561
1,087	Series 2004-9, Class 1A1, VAR, 0.912%, 01/25/35	992
1,099	IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class A1, VAR, 0.932%, 12/25/34	915
	JP Morgan Mortgage Trust,
126	Series 2006-A2, Class 5A3, VAR, 2.547%, 11/25/33	125
68	Series 2007-A1, Class 5A5, VAR, 2.663%, 07/25/35	70
635	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.452%, 11/25/35	562
	MASTR Alternative Loan Trust,
28	Series 2004-5, Class 5A1, 4.750%, 06/25/19	28
565	Series 2004-6, Class 7A1, 6.000%, 07/25/34	575
851	Series 2004-6, Class 8A1, 5.500%, 07/25/34	887
820	Series 2005-6, Class 1A2, 5.500%, 12/25/35	741
	MASTR Asset Securitization Trust,
7	Series 2003-11, Class 3A1, 4.500%, 12/25/18	7

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
42	Series 2003-11, Class 8A1, 5.500%, 12/25/33	44
50	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.268%, 08/22/36	50
	Merrill Lynch Mortgage Investors Trust,
53	Series 2003-F, Class A1, VAR, 0.792%, 10/25/28	53
60	Series 2004-B, Class A1, VAR, 0.652%, 05/25/29	59
	Morgan Stanley Mortgage Loan Trust,
92	Series 2004-3, Class 4A, VAR, 5.689%, 04/25/34	97
196	Series 2004-4, Class 2A, VAR, 6.362%, 09/25/34	208
978	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-3, Class APT, VAR, 0.442%, 07/25/35	945
28	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	30
26	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	27
	RALI Trust,
921	Series 2004-QA3, Class CB2, VAR, 3.651%, 08/25/34	947
15	Series 2004-QS3, Class CB, 5.000%, 03/25/19	15
	Residential Asset Securitization Trust,
207	Series 2004-A3, Class A1, 4.500%, 06/25/34	212
1,039	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	975
80	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	80
59	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	60
	Sequoia Mortgage Trust,
127	Series 2004-11, Class A1, VAR, 0.453%, 12/20/34	121
850	Series 2007-3, Class 1A1, VAR, 0.353%, 07/20/36	814
89	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	89
	Structured Asset Mortgage Investments II Trust,
49	Series 2003-AR4, Class A1, VAR, 0.855%, 01/19/34	48
222	Series 2005-AR2, Class 2A1, VAR, 0.382%, 05/25/45	200
21	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 3.615%, 12/25/33	21

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
755	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 2A1, 4.500%, 03/25/19	766
97	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.018%, 12/25/44	97
	WaMu Mortgage Pass-Through Certificates Trust,
39	Series 2003-AR9, Class 1A6, VAR, 2.417%, 09/25/33	40
15	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	16
221	Series 2005-AR10, Class 14A, 2.418%, 09/25/35	210
103	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	103
	Wells Fargo Mortgage-Backed Securities Trust,
21	Series 2004-EE, Class 3A1, VAR, 2.561%, 12/25/34	21
200	Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	204
168	Series 2006-AR2, Class 2A3, VAR, 2.613%, 03/25/36	168
52	Series 2006-AR10, Class 5A2, VAR, 2.612%, 07/25/36	51

		18,296

	Total Collateralized Mortgage Obligations (Cost $73,042)	75,373

Commercial Mortgage-Backed Securities — 0.4%
	Banc of America Commercial Mortgage Trust,
294	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	317
146	Series 2006-4, Class A4, 5.634%, 07/10/46	156
100	Series 2006-5, Class A4, 5.414%, 09/10/47	108
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	103
100	Series 2005-3, Class AM, 4.727%, 07/10/43	103
48	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	50
9	Series 2005-6, Class ASB, VAR, 5.349%, 09/10/47	9
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	99
100	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW11, Class A4, VAR, 5.605%, 03/11/39	106

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — continued
134	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	143
250	COMM Mortgage Trust, Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	257
	DBRR Trust,
160	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	160
107	Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	107
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
153	Series K029, Class A2, VAR, 3.320%, 02/25/23	160
129	Series K038, Class A2, 3.389%, 03/25/24	134
150	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	153
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123
200	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB11, Class AJ, VAR, 5.567%, 08/12/37	207
164	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 02/15/40	180
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.862%, 05/12/39	107
3,631	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.260%, 12/12/49 (e)	43
250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	263
	Morgan Stanley Capital I Trust,
163	Series 2006-HQ9, Class A4, VAR, 5.731%, 07/12/44	176
6,735	Series 2007-HQ11, Class X, IO, VAR, 0.393%, 02/12/44 (e)	31
40	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.562%, 08/15/39	41
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	114
250	VNDO 2013-PENN Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	266

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — continued
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	547
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	207

	Total Commercial Mortgage-Backed Securities (Cost $4,337)	4,470

Corporate Bonds — 7.7%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
60	4.250%, 03/01/21	65
125	5.000%, 03/30/20	139

		204

	Automobiles — 0.1%
	Daimler Finance North America LLC,
170	1.875%, 01/11/18 (e)	171
150	2.375%, 08/01/18 (e)	154
102	8.500%, 01/18/31	155
75	Ford Motor Co., 4.750%, 01/15/43	76
120	General Motors Co., 6.250%, 10/02/43 (e)	138
330	Volkswagen Group of America Finance LLC, 1.250%, 05/23/17 (e)	330

		1,024

	Distributors — 0.0% (g)
200	Samsung Electronics America, Inc., 1.750%, 04/10/17 (e)	201

	Internet & Catalog Retail — 0.0% (g)
190	Amazon.com, Inc., 2.500%, 11/29/22	180

	Media — 0.4%
	21st Century Fox America, Inc.,
55	5.400%, 10/01/43	62
250	6.750%, 01/09/38	308
180	CBS Corp., 7.875%, 07/30/30	242
	Comcast Corp.,
50	3.125%, 07/15/22	51
115	4.650%, 07/15/42	119
85	4.750%, 03/01/44	90
100	6.450%, 03/15/37	127
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	35
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
40	4.450%, 04/01/24	42
130	5.150%, 03/15/42	137

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Media — continued
150	6.000%, 08/15/40	173
	Discovery Communications LLC,
47	4.375%, 06/15/21	51
35	4.875%, 04/01/43	35
	Interpublic Group of Cos., Inc. (The),
50	3.750%, 02/15/23	50
30	4.200%, 04/15/24	31
100	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18 (e)	100
	NBCUniversal Media LLC,
200	2.875%, 01/15/23	199
30	4.375%, 04/01/21	33
40	4.450%, 01/15/43	40
95	5.150%, 04/30/20	109
60	Omnicom Group, Inc., 3.625%, 05/01/22	62
	Thomson Reuters Corp., (Canada),
88	4.500%, 05/23/43	83
150	5.850%, 04/15/40	168
	Time Warner Cable, Inc.,
70	5.000%, 02/01/20	78
100	5.500%, 09/01/41	112
125	7.300%, 07/01/38	168
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	220
	Time Warner, Inc.,
100	4.650%, 06/01/44	98
290	4.750%, 03/29/21	322
150	6.500%, 11/15/36	184
250	7.625%, 04/15/31	343
	Viacom, Inc.,
33	3.250%, 03/15/23	33
17	3.875%, 12/15/21	18
225	4.250%, 09/01/23	236
160	4.375%, 03/15/43	148
90	Walt Disney Co. (The), 1.850%, 05/30/19	89

		4,396

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
65	2.875%, 02/15/23	63
100	3.875%, 01/15/22	104
65	4.300%, 02/15/43	61
150	7.450%, 07/15/17	176
47	7.875%, 07/15/15	51
150	Target Corp., 6.350%, 11/01/32	188

		643

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.0% (g)
	Home Depot, Inc. (The),
94	2.000%, 06/15/19	94
110	3.750%, 02/15/24	115
55	4.400%, 03/15/45	56
80	4.875%, 02/15/44	87
150	Lowe’s Cos., Inc., 5.125%, 11/15/41	167

		519

	Total Consumer Discretionary	7,167

	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30	139
100	Anheuser-Busch InBev Finance, Inc., 3.700%, 02/01/24	103
	Anheuser-Busch InBev Worldwide, Inc.,
45	1.500%, 07/14/14	45
95	2.500%, 07/15/22	91
285	5.375%, 01/15/20	329
179	Coca-Cola Co. (The), 1.150%, 04/01/18	177
60	Diageo Capital plc, (United Kingdom), 2.625%, 04/29/23	58
	PepsiCo, Inc.,
115	2.750%, 03/05/22	114
85	2.750%, 03/01/23	83
200	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	207

		1,346

	Food & Staples Retailing — 0.2%
	CVS Caremark Corp.,
65	2.750%, 12/01/22	63
150	4.000%, 12/05/23	157
100	4.125%, 05/15/21	108
25	5.300%, 12/05/43	28
85	5.750%, 05/15/41	102
	CVS Pass-Through Trust,
54	4.704%, 01/10/36(e)	58
51	6.943%, 01/10/30	61
	Kroger Co. (The),
25	2.300%, 01/15/19	25
135	3.850%, 08/01/23	139
50	5.150%, 08/01/43	54
25	5.400%, 07/15/40	28
150	6.400%, 08/15/17	172
250	Series B, 7.700%, 06/01/29	325

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Food & Staples Retailing — continued
	Wal-Mart Stores, Inc.,
150	2.550%, 04/11/23	145
100	3.300%, 04/22/24	101
235	4.000%, 04/11/43	225
20	4.300%, 04/22/44	20
65	5.000%, 10/25/40	73
135	5.250%, 09/01/35	156

		2,040

	Food Products — 0.1%
120	Archer-Daniels-Midland Co., 5.765%, 03/01/41	148
100	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	126
100	Cargill, Inc., 3.300%, 03/01/22 (e)	100
200	ConAgra Foods, Inc., 3.200%, 01/25/23	193
	Kellogg Co.,
66	3.250%, 05/21/18	69
100	Series B, 7.450%, 04/01/31	130
	Kraft Foods Group, Inc.,
45	3.500%, 06/06/22	46
65	5.000%, 06/04/42	69
100	6.875%, 01/26/39	131
150	Mead Johnson Nutrition Co., 5.900%, 11/01/39	179
200	Mondelez International, Inc., 4.000%, 02/01/24	207

		1,398

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
100	2.400%, 06/01/23	95
100	6.625%, 08/01/37	134

		229

	Tobacco — 0.1%
	Altria Group, Inc.,
280	2.850%, 08/09/22	269
95	4.250%, 08/09/42	89
	Philip Morris International, Inc.,
80	4.125%, 03/04/43	77
120	4.375%, 11/15/41	120
60	4.875%, 11/15/43	65
24	Reynolds American, Inc., 3.250%, 11/01/22	23

		643

	Total Consumer Staples	5,656

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy — 0.8%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
225	3.250%, 11/15/21	233
125	8.750%, 02/15/21	162
50	Nabors Industries, Inc., 4.625%, 09/15/21	54
100	Noble Holding International Ltd., (Cayman Islands), 5.250%, 03/15/42	104
110	Rowan Cos., Inc., 5.850%, 01/15/44	119
172	Schlumberger Investment S.A., (Luxembourg), 3.650%, 12/01/23	179
	Transocean, Inc., (Cayman Islands),
160	3.800%, 10/15/22	158
65	6.375%, 12/15/21	75
350	6.500%, 11/15/20	405

		1,489

	Oil, Gas & Consumable Fuels — 0.7%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	65
85	Anadarko Petroleum Corp., 6.375%, 09/15/17	98
150	ANR Pipeline Co., 9.625%, 11/01/21	212
55	Apache Corp., 4.750%, 04/15/43	58
	BP Capital Markets plc, (United Kingdom),
300	2.241%, 09/26/18	305
141	2.750%, 05/10/23	135
295	3.245%, 05/06/22	299
150	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	187
115	Canadian Oil Sands Ltd., (Canada), 6.000%, 04/01/42 (e)	133
	Cenovus Energy, Inc., (Canada),
120	3.000%, 08/15/22	118
50	3.800%, 09/15/23	52
85	4.450%, 09/15/42	84
35	5.200%, 09/15/43	38
100	6.750%, 11/15/39	130
71	Chevron Corp., 3.191%, 06/24/23	72
200	CNOOC Nexen Finance ULC, (Canada), 4.250%, 04/30/24	204
	ConocoPhillips,
260	6.000%, 01/15/20	309
100	6.500%, 02/01/39	134
100	Devon Energy Corp., 7.950%, 04/15/32	142
	Enbridge, Inc., (Canada),
170	4.000%, 10/01/23	177
110	VAR, 0.677%, 06/02/17	110

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
50	Encana Corp., (Canada), 6.625%, 08/15/37	63
	Energy Transfer Partners LP,
70	3.600%, 02/01/23	70
60	6.050%, 06/01/41	68
75	EnLink Midstream Partners LP, 5.600%, 04/01/44	84
	Enterprise Products Operating LLC,
33	3.900%, 02/15/24	34
105	4.050%, 02/15/22	112
60	4.850%, 08/15/42	62
120	4.850%, 03/15/44	124
150	5.200%, 09/01/20	171
50	5.700%, 02/15/42	58
95	Series A, VAR, 8.375%, 08/01/66	107
200	Kerr-McGee Corp., 7.875%, 09/15/31	282
	Kinder Morgan Energy Partners LP,
55	3.500%, 03/01/21	56
85	3.950%, 09/01/22	87
50	5.000%, 08/15/42	50
205	5.000%, 03/01/43	203
20	6.850%, 02/15/20	24
	Magellan Midstream Partners LP,
150	4.250%, 02/01/21	163
125	5.150%, 10/15/43	137
135	Marathon Oil Corp., 6.600%, 10/01/37	174
48	Marathon Petroleum Corp., 6.500%, 03/01/41	59
135	Noble Energy, Inc., 5.250%, 11/15/43	149
	Petrobras Global Finance B.V., (Netherlands),
42	4.375%, 05/20/23	40
118	6.250%, 03/17/24	126
29	Petroleos Mexicanos, (Mexico), 4.875%, 01/18/24 (e)	31
80	Phillips 66, 5.875%, 05/01/42	96
	Plains All American Pipeline LP/PAA Finance Corp.,
20	3.650%, 06/01/22	20
40	3.850%, 10/15/23	41
190	5.750%, 01/15/20	221
	Spectra Energy Capital LLC,
89	3.300%, 03/15/23	85
100	8.000%, 10/01/19	126
	Spectra Energy Partners LP,
15	2.950%, 09/25/18	15
105	4.750%, 03/15/24	114

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Statoil ASA, (Norway),
63	2.900%, 11/08/20	65
150	3.950%, 05/15/43	145
170	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	197
85	Sunoco Logistics Partners Operations LP, 5.300%, 04/01/44	89
	Talisman Energy, Inc., (Canada),
75	5.850%, 02/01/37	83
75	6.250%, 02/01/38	87
171	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	166
	Total Capital International S.A., (France),
120	2.700%, 01/25/23	116
100	2.750%, 06/19/21	100
25	2.875%, 02/17/22	25
208	Total Capital S.A., (France), 4.125%, 01/28/21	225
70	Western Gas Partners LP, 4.000%, 07/01/22	73
165	Williams Partners LP, 4.900%, 01/15/45	165

		7,850

	Total Energy	9,339

	Financials — 2.9%
	Banks — 1.3%
400	ABN Amro Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	406
200	Australia & New Zealand Banking Group Ltd., (Australia), 4.500%, 03/19/24 (e)	205
	Bank of America Corp.,
695	2.000%, 01/11/18	699
395	3.300%, 01/11/23	389
50	Series 1, 3.750%, 07/12/16	53
80	3.875%, 03/22/17	85
75	4.000%, 04/01/24	77
63	4.100%, 07/24/23	65
50	5.000%, 01/21/44	53
100	5.420%, 03/15/17	110
130	5.625%, 07/01/20	150
80	Series L, 5.650%, 05/01/18	91
500	7.625%, 06/01/19	618
	Bank of Montreal, (Canada),
375	1.450%, 04/09/18	371
40	2.375%, 01/25/19	41
100	2.550%, 11/06/22	97
	Bank of Nova Scotia, (Canada),
49	3.400%, 01/22/15	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Banks — continued
150	4.375%, 01/13/21	166
	Banque Federative du Credit Mutuel S.A., (France),
200	1.700%, 01/20/17(e)	202
210	2.750%, 01/22/19(e)	215
	Barclays Bank plc, (United Kingdom),
227	3.750%, 05/15/24	228
210	6.050%, 12/04/17(e)	238
83	BB&T Corp., 2.050%, 06/19/18	84
250	Branch Banking & Trust Co., 2.850%, 04/01/21	253
300	Capital One Bank USA N.A., 3.375%, 02/15/23	298
	Citigroup, Inc.,
135	1.700%, 07/25/16	137
335	1.750%, 05/01/18	333
175	2.500%, 09/26/18	178
97	3.750%, 06/16/24	97
36	4.587%, 12/15/15	38
65	4.950%, 11/07/43	69
444	5.000%, 09/15/14	448
25	5.300%, 05/06/44	26
152	6.675%, 09/13/43	189
200	8.500%, 05/22/19	256
200	VAR, 0.501%, 06/09/16	198
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
35	2.125%, 10/13/15	36
120	4.500%, 01/11/21	132
250	Credit Agricole S.A., (France), 3.875%, 04/15/24 (e)	255
250	Discover Bank, 2.000%, 02/21/18	251
200	DNB Bank ASA, (Norway), 3.200%, 04/03/17 (e)	210
200	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	204
	Fifth Third Bancorp,
40	2.300%, 03/01/19	40
115	8.250%, 03/01/38	169
	HSBC Bank plc, (United Kingdom),
205	4.125%, 08/12/20 (e)	222
300	4.750%, 01/19/21 (e)	334
	HSBC Holdings plc, (United Kingdom),
800	4.250%, 03/14/24	823
252	5.100%, 04/05/21	287

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Intesa Sanpaolo S.p.A., (Italy),
200	5.017%, 06/26/24 (e)	202
200	5.250%, 01/12/24	219
267	KeyCorp, 2.300%, 12/13/18	270
200	Mizuho Bank Ltd., (Japan), 1.300%, 04/16/17 (e)	200
250	PNC Bank N.A., 2.950%, 01/30/23	245
182	PNC Financial Services Group, Inc. (The), 3.900%, 04/29/24	185
	Royal Bank of Canada, (Canada),
119	2.000%, 10/01/18	121
355	2.200%, 07/27/18	362
33	Royal Bank of Scotland plc (The), (United Kingdom), 6.125%, 01/11/21	39
	Skandinaviska Enskilda Banken AB, (Sweden),
200	1.750%, 03/19/18 (e)	200
200	2.375%, 11/20/18 (e)	203
200	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	213
100	SunTrust Bank, 5.000%, 09/01/15	105
97	SunTrust Banks, Inc., 2.350%, 11/01/18	98
250	Svenska Handelsbanken AB, (Sweden), 2.500%, 01/25/19	256
	Swedbank AB, (Sweden),
200	1.750%, 03/12/18 (e)	200
400	2.125%, 09/29/17 (e)	407
120	Toronto-Dominion Bank (The), (Canada), 1.400%, 04/30/18	119
	U.S. Bancorp,
200	2.200%, 04/25/19	202
67	4.125%, 05/24/21	73
250	Union Bank N.A., 2.625%, 09/26/18	257
200	Wachovia Corp., 5.750%, 02/01/18	229
	Wells Fargo & Co.,
295	2.125%, 04/22/19	296
285	2.150%, 01/15/19	288
170	Series M, 3.450%, 02/13/23	169
55	4.125%, 08/15/23	57
80	5.375%, 11/02/43	88
	Westpac Banking Corp., (Australia),
180	1.200%, 05/19/17	180
195	2.250%, 01/17/19	198

		15,857

	Capital Markets — 0.4%
150	Ameriprise Financial, Inc., 4.000%, 10/15/23	158

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Capital Markets — continued
	Bank of New York Mellon Corp. (The),
92	2.100%, 01/15/19	93
100	2.950%, 06/18/15	102
100	4.150%, 02/01/21	109
100	BlackRock, Inc., 6.250%, 09/15/17	115
100	Credit Suisse USA, Inc., 7.125%, 07/15/32	138
120	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	125
	Goldman Sachs Group, Inc. (The),
85	2.375%, 01/22/18	86
273	2.625%, 01/31/19	277
220	2.900%, 07/19/18	227
210	3.300%, 05/03/15	215
350	3.625%, 01/22/23	351
186	3.850%, 07/08/24	186
55	4.000%, 03/03/24	56
150	4.800%, 07/08/44	149
100	7.500%, 02/15/19	122
100	Jefferies Group LLC, 8.500%, 07/15/19	125
	Macquarie Group Ltd., (Australia),
80	6.250%, 01/14/21(e)	92
100	7.300%, 08/01/14(e)	100
	Morgan Stanley,
65	1.750%, 02/25/16	66
165	2.125%, 04/25/18	167
65	2.500%, 01/24/19	66
157	3.750%, 02/25/23	160
300	4.750%, 03/22/17	327
186	5.000%, 11/24/25	198
100	5.550%, 04/27/17	111
500	5.750%, 10/18/16	551
15	6.375%, 07/24/42	19
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	56
	State Street Corp.,
36	3.100%, 05/15/23	35
154	3.700%, 11/20/23	160
150	UBS AG, (Switzerland), 5.750%, 04/25/18	172

		4,914

	Consumer Finance — 0.3%
	American Express Co.,
195	1.550%, 05/22/18	195
250	7.000%, 03/19/18	297
	American Honda Finance Corp.,
40	2.125%, 10/10/18	40
150	7.625%, 10/01/18 (e)	185

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Consumer Finance — continued
265	Capital One Financial Corp., 2.450%, 04/24/19	267
	Caterpillar Financial Services Corp.,
100	2.850%, 06/01/22	100
121	3.750%, 11/24/23	126
	Ford Motor Credit Co. LLC,
220	1.700%, 05/09/16	223
270	2.750%, 05/15/15	275
200	2.875%, 10/01/18	207
600	3.000%, 06/12/17	626
	General Motors Financial Co., Inc.,
65	2.750%, 05/15/16	66
20	3.250%, 05/15/18	20
205	HSBC U.S.A., Inc., 3.500%, 06/23/24	206
	John Deere Capital Corp.,
181	1.050%, 10/11/16	182
120	2.800%, 03/04/21	121
106	5.750%, 09/10/18	123
97	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	97
	Toyota Motor Credit Corp.,
174	2.000%, 10/24/18	176
200	2.625%, 01/10/23	194

		3,726

	Diversified Financial Services — 0.3%
60	Berkshire Hathaway, Inc., 4.500%, 02/11/43	62
	CME Group, Inc.,
100	3.000%, 09/15/22	99
49	5.300%, 09/15/43	57
	General Electric Capital Corp.,
135	1.625%, 04/02/18	135
80	3.450%, 05/15/24	80
255	4.375%, 09/16/20	282
200	4.625%, 01/07/21	223
45	5.500%, 01/08/20	52
105	5.625%, 05/01/18	121
225	5.875%, 01/14/38	273
210	6.750%, 03/15/32	277
94	Intercontinental Exchange, Inc., 4.000%, 10/15/23	99
250	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	270
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	195

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Diversified Financial Services — continued
	Shell International Finance B.V., (Netherlands),
90	2.250%, 01/06/23	85
135	2.375%, 08/21/22	130
290	3.400%, 08/12/23	296
	Voya Financial, Inc.,
420	2.900%, 02/15/18	435
50	VAR, 5.650%, 05/15/53	51

		3,222

	Insurance — 0.3%
	Allstate Corp. (The),
61	3.150%, 06/15/23	61
120	5.550%, 05/09/35	143
90	VAR, 5.750%, 08/15/53	97
	American International Group, Inc.,
225	3.375%, 08/15/20	234
24	4.125%, 02/15/24	25
290	4.875%, 06/01/22	323
175	6.400%, 12/15/20	211
	Aon Corp.,
53	3.125%, 05/27/16	55
28	6.250%, 09/30/40	35
	Berkshire Hathaway Finance Corp.,
60	2.900%, 10/15/20	62
80	4.300%, 05/15/43	79
	CNA Financial Corp.,
15	5.850%, 12/15/14	15
30	5.875%, 08/15/20	35
100	6.500%, 08/15/16	112
100	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	110
25	Lincoln National Corp., 4.850%, 06/24/21	28
90	Markel Corp., 3.625%, 03/30/23	90
105	MassMutual Global Funding II, 2.100%, 08/02/18 (e)	106
	MetLife, Inc.,
70	4.125%, 08/13/42	68
350	4.875%, 11/13/43	379
45	6.400%, 12/15/36	50
	Metropolitan Life Global Funding I,
255	1.300%, 04/10/17 (e)	256
100	1.500%, 01/10/18 (e)	99
100	3.125%, 01/11/16 (e)	104
316	New York Life Global Funding, 2.150%, 06/18/19 (e)	317

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	77
150	Pricoa Global Funding I, 2.200%, 05/16/19 (e)	150
100	Progressive Corp. (The), 4.350%, 04/25/44	101
	Prudential Financial, Inc.,
110	5.100%, 08/15/43	119
175	VAR, 5.200%, 03/15/44	178
90	Swiss Re Treasury U.S. Corp., 4.250%, 12/06/42 (e)	87
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	103

		3,909

	Real Estate Investment Trusts (REITs) — 0.3%
40	American Tower Corp., 3.500%, 01/31/23	39
110	AvalonBay Communities, Inc., 3.625%, 10/01/20	115
	Boston Properties LP,
85	3.800%, 02/01/24	86
320	3.850%, 02/01/23	330
64	Camden Property Trust, 5.700%, 05/15/17	72
60	CommonWealth REIT, 6.650%, 01/15/18	65
170	DDR Corp., 3.500%, 01/15/21	173
	Duke Realty LP,
159	3.875%, 02/15/21	165
30	6.750%, 03/15/20	36
263	ERP Operating LP, 4.625%, 12/15/21	290
	HCP, Inc.,
244	2.625%, 02/01/20	244
30	3.150%, 08/01/22	30
65	4.200%, 03/01/24	67
58	4.250%, 11/15/23	60
91	Health Care REIT, Inc., 4.500%, 01/15/24	96
	Kimco Realty Corp.,
115	3.125%, 06/01/23	111
115	3.200%, 05/01/21	115
	Liberty Property LP,
45	3.375%, 06/15/23	43
55	4.400%, 02/15/24	58
113	ProLogis LP, 4.250%, 08/15/23	118
	Simon Property Group LP,
17	5.650%, 02/01/20	20
100	6.125%, 05/30/18	116
110	UDR, Inc., 3.700%, 10/01/20	115
195	Ventas Realty LP/Ventas Capital Corp., 4.250%, 03/01/22	207

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — continued
100	WEA Finance LLC/WT Finance Aust Pty Ltd., 6.750%, 09/02/19 (e)	125
60	Weingarten Realty Investors, 4.450%, 01/15/24	63

		2,959

	Thrifts & Mortgage Finance — 0.0% (g)
	BPCE S.A., (France),
250	2.500%, 12/10/18	254
260	VAR, 0.840%, 06/23/17	260

		514

	Total Financials	35,101

	Health Care — 0.4%
	Biotechnology — 0.1%
	Amgen, Inc.,
120	3.625%, 05/22/24	121
150	3.875%, 11/15/21	158
150	4.100%, 06/15/21	162
40	4.950%, 10/01/41	42
65	5.650%, 06/15/42	74
	Celgene Corp.,
132	3.625%, 05/15/24	132
100	3.950%, 10/15/20	105
	Gilead Sciences, Inc.,
180	4.500%, 04/01/21	200
85	4.800%, 04/01/44	90

		1,084

	Health Care Providers & Services — 0.1%
	Aetna, Inc.,
145	2.750%, 11/15/22	140
50	4.500%, 05/15/42	51
123	4.750%, 03/15/44	129
	Cigna Corp.,
65	4.000%, 02/15/22	69
65	5.375%, 02/15/42	74
	Express Scripts Holding Co.,
110	2.250%, 06/15/19	109
90	3.500%, 06/15/24	89
80	3.900%, 02/15/22	84
175	4.750%, 11/15/21	194
	McKesson Corp.,
72	2.700%, 12/15/22	69
75	4.883%, 03/15/44	79
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	118

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	29
200	2.875%, 03/15/23	196
35	3.950%, 10/15/42	33
59	Ventas Realty LP, 3.750%, 05/01/24	59
	WellPoint, Inc.,
60	2.300%, 07/15/18	61
50	4.625%, 05/15/42	51
65	5.100%, 01/15/44	71
200	5.850%, 01/15/36	236

		1,941

	Life Sciences Tools & Services — 0.0% (g)
92	Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	96

	Pharmaceuticals — 0.2%
	AbbVie, Inc.,
105	1.750%, 11/06/17	105
225	2.900%, 11/06/22	218
	Actavis Funding SCS, (Luxembourg),
69	3.850%, 06/15/24 (e)	70
120	4.850%, 06/15/44 (e)	121
235	Bristol-Myers Squibb Co., 2.000%, 08/01/22	218
495	GlaxoSmithKline Capital plc, (United Kingdom), 2.850%, 05/08/22	489
104	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	101
95	Johnson & Johnson, 3.375%, 12/05/23	99
263	Merck & Co., Inc., 2.800%, 05/18/23	257
	Mylan, Inc.,
265	2.600%, 06/24/18	269
100	7.875%, 07/15/20 (e)	111
132	Novartis Capital Corp., 3.400%, 05/06/24	134
65	Pfizer, Inc., 4.300%, 06/15/43	66
65	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 2.950%, 12/18/22	63
19	Zoetis, Inc., 1.875%, 02/01/18	19

		2,340

	Total Health Care	5,461

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
50	Boeing Co. (The), 6.625%, 02/15/38	68
	Honeywell International, Inc.,
139	3.350%, 12/01/23	142
100	4.250%, 03/01/21	111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Aerospace & Defense — continued
	Lockheed Martin Corp.,
75	4.070%, 12/15/42	72
200	4.250%, 11/15/19	221
180	United Technologies Corp., 5.400%, 05/01/35	214

		828

	Air Freight & Logistics — 0.0% (g)
95	FedEx Corp., 5.100%, 01/15/44	103

	Airlines — 0.1%
34	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	35
19	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	20
388	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23 (e)	420
84	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	94
98	Delta Air Lines 2007-1 Class A Pass-Through Trust, 6.821%, 08/10/22	115
15	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	16
12	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	14
40	Northwest Airlines 2007-1 Class B Pass-Through Trust, Series 07-1, 7.027%, 11/01/19	46
65	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	66

		826

	Commercial Services & Supplies — 0.0% (g)
100	Republic Services, Inc., 6.086%, 03/15/35	118
	Waste Management, Inc.,
37	4.600%, 03/01/21	41
100	4.750%, 06/30/20	112

		271

	Electrical Equipment — 0.0% (g)
160	Eaton Corp., 4.000%, 11/02/32	160

	Industrial Conglomerates — 0.1%
	Danaher Corp.,
61	3.900%, 06/23/21	65
100	5.400%, 03/01/19	115
	General Electric Co.,
400	2.700%, 10/09/22	393
175	3.375%, 03/11/24	178
35	4.125%, 10/09/42	35

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
90	4.500%, 03/11/44	94
180	5.250%, 12/06/17	203
	Koninklijke Philips N.V., (Netherlands),
120	3.750%, 03/15/22	126
40	5.750%, 03/11/18	46

		1,255

	Machinery — 0.0% (g)
111	Caterpillar, Inc., 3.803%, 08/15/42	103
200	Illinois Tool Works, Inc., 3.500%, 03/01/24	205

		308

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
100	3.050%, 09/01/22	100
605	4.100%, 06/01/21	652
25	4.900%, 04/01/44	27
40	5.050%, 03/01/41	43
25	5.750%, 05/01/40	30
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	264
63	Canadian Pacific Railway Co., (Canada), 7.125%, 10/15/31	83
150	CSX Corp., 7.375%, 02/01/19	183
	ERAC USA Finance LLC,
40	2.800%, 11/01/18 (e)	41
350	3.850%, 11/15/24 (e)	353
35	4.500%, 08/16/21 (e)	38
	Norfolk Southern Corp.,
50	4.800%, 08/15/43	53
391	4.837%, 10/01/41	415
35	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 06/15/19 (e)	35
	Ryder System, Inc.,
83	2.450%, 09/03/19	83
43	3.500%, 06/01/17	46
20	3.600%, 03/01/16	21
	Union Pacific Corp.,
150	3.750%, 03/15/24	157
300	4.750%, 12/15/43	326

		2,950

	Trading Companies & Distributors — 0.0% (g)
	Air Lease Corp.,
190	3.375%, 01/15/19	195
125	3.875%, 04/01/21	128

		323

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Transportation Infrastructure — 0.0% (g)
200	Heathrow Funding Ltd., (United Kingdom), 2.500%, 06/25/15 (e)	203

	Total Industrials	7,227

	Information Technology — 0.3%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
180	2.125%, 03/01/19	182
272	2.900%, 03/04/21	276
135	5.500%, 01/15/40	157

		615

	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
100	4.500%, 03/01/23	104
150	6.000%, 04/01/20	168

		272

	Internet Software & Services — 0.0% (g)
100	eBay, Inc., 3.250%, 10/15/20	104

	IT Services — 0.1%
	International Business Machines Corp.,
120	1.875%, 08/01/22	110
110	3.375%, 08/01/23	111
100	3.625%, 02/12/24	103
130	7.000%, 10/30/25	172
100	Xerox Corp., 5.625%, 12/15/19	115

		611

	Semiconductors & Semiconductor Equipment — 0.0% (g)
	Texas Instruments, Inc.,
92	2.375%, 05/16/16	95
197	2.750%, 03/12/21	199

		294

	Software — 0.1%
	Microsoft Corp.,
100	2.375%, 05/01/23	96
75	3.500%, 11/15/42	67
133	3.625%, 12/15/23	139
160	3.750%, 05/01/43	148
	Oracle Corp.,
255	2.500%, 10/15/22	244
70	2.800%, 07/08/21	70
56	3.625%, 07/15/23	57
90	4.500%, 07/08/44	90
200	5.750%, 04/15/18	230

		1,141

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.0% (g)
	Apple, Inc.,
126	2.850%, 05/06/21	127
160	3.850%, 05/04/43	147
70	4.450%, 05/06/44	71
182	EMC Corp., 2.650%, 06/01/20	184
60	Hewlett-Packard Co., 6.000%, 09/15/41	69

		598

	Total Information Technology	3,635

	Materials — 0.3%
	Chemicals — 0.2%
100	Agrium, Inc., (Canada), 6.125%, 01/15/41	119
	CF Industries, Inc.,
40	4.950%, 06/01/43	40
65	5.150%, 03/15/34	69
38	Dow Chemical Co. (The), 4.250%, 11/15/20	41
89	E.I. du Pont de Nemours & Co., 4.150%, 02/15/43	87
200	LyondellBasell Industries N.V., (Netherlands), 5.000%, 04/15/19	226
	Monsanto Co.,
43	1.850%, 11/15/18	43
16	4.200%, 07/15/34	16
166	Mosaic Co. (The), 5.625%, 11/15/43	189
250	Potash Corp. of Saskatchewan, Inc., (Canada), 3.625%, 03/15/24	255
	PPG Industries, Inc.,
100	2.700%, 08/15/22	97
160	7.400%, 08/15/19	195
300	Praxair, Inc., 2.200%, 08/15/22	283
150	Union Carbide Corp., 7.750%, 10/01/96	185

		1,845

	Construction Materials — 0.0% (g)
44	CRH America, Inc., 6.000%, 09/30/16	49
150	Martin Marietta Materials, Inc., VAR, 0.000%, 06/30/17 (e)	150

		199

	Metals & Mining — 0.1%
80	Allegheny Technologies, Inc., 5.875%, 08/15/23	88
130	ArcelorMittal, (Luxembourg), 5.028%, 02/25/17	137
	Barrick Gold Corp., (Canada),
50	5.250%, 04/01/42	49
100	6.950%, 04/01/19	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Metals & Mining — continued
40	Barrick North America Finance LLC, 5.700%, 05/30/41	41
139	BHP Billiton Finance USA Ltd., (Australia), 5.000%, 09/30/43	154
	Freeport-McMoRan Copper & Gold, Inc.,
200	3.875%, 03/15/23	200
84	5.450%, 03/15/43	87
	Glencore Finance Canada Ltd., (Canada),
35	4.250%, 10/25/22 (e)	36
115	5.550%, 10/25/42 (e)	120
	Nucor Corp.,
127	4.000%, 08/01/23	131
40	5.200%, 08/01/43	43
100	Rio Tinto Finance USA Ltd., (Australia), 4.125%, 05/20/21	107
200	Rio Tinto Finance USA plc, (United Kingdom), 2.875%, 08/21/22	195
85	Teck Resources Ltd., (Canada), 3.750%, 02/01/23	82
133	Vale Overseas Ltd., (Cayman Islands), 4.375%, 01/11/22	137
60	Vale S.A., (Brazil), 5.625%, 09/11/42	59

		1,785

	Total Materials	3,829

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc.,
150	2.375%, 11/27/18	152
800	3.000%, 02/15/22	796
380	4.300%, 12/15/42	360
125	4.800%, 06/15/44	128
	British Telecommunications plc, (United Kingdom),
250	1.250%, 02/14/17	250
100	9.625%, 12/15/30	160
100	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	119
	Orange S.A., (France),
140	4.125%, 09/14/21	150
85	5.375%, 01/13/42	94
40	SES Global Americas Holdings GP, 2.500%, 03/25/19 (e)	40
	Telefonica Emisiones S.A.U., (Spain),
150	4.570%, 04/27/23	159
100	5.877%, 07/15/19	116
65	7.045%, 06/20/36	83

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
	Verizon Communications, Inc.,
155	2.450%, 11/01/22	145
160	2.500%, 09/15/16	165
245	3.850%, 11/01/42	216
209	4.150%, 03/15/24	218
130	4.500%, 09/15/20	143
506	6.400%, 09/15/33	620
225	6.550%, 09/15/43	283

		4,397

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
400	3.125%, 07/16/22	394
100	5.000%, 03/30/20	111
100	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	102
	Vodafone Group plc, (United Kingdom),
125	5.625%, 02/27/17	139
50	6.150%, 02/27/37	59

		805

	Total Telecommunication Services	5,202

	Utilities — 0.9%
	Electric Utilities — 0.6%
	Alabama Power Co.,
61	Series 13-A, 3.550%, 12/01/23	63
200	3.850%, 12/01/42	192
100	Appalachian Power Co., 4.600%, 03/30/21	111
150	Arizona Public Service Co., 4.500%, 04/01/42	157
	Baltimore Gas & Electric Co.,
65	2.800%, 08/15/22	64
170	3.350%, 07/01/23	173
140	DTE Electric Co., 3.375%, 03/01/25	141
80	Duke Energy Carolinas LLC, 4.300%, 06/15/20	88
	Duke Energy Corp.,
312	3.050%, 08/15/22	311
30	3.750%, 04/15/24	31
130	5.050%, 09/15/19	147
150	Duke Energy Progress, Inc., 4.100%, 03/15/43	148
	Electricite de France S.A., (France),
80	2.150%, 01/22/19 (e)	81
95	4.875%, 01/22/44 (e)	101
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	113
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	149

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Electric Utilities — continued
125	FirstEnergy Transmission LLC, 5.450%, 07/15/44 (e)	127
50	Florida Power & Light Co., 5.950%, 10/01/33	63
35	Great Plains Energy, Inc., 4.850%, 06/01/21	39
300	Indiana Michigan Power Co., 7.000%, 03/15/19	364
135	ITC Holdings Corp., 3.650%, 06/15/24	135
200	Kansas City Power & Light Co., 5.300%, 10/01/41	223
90	Kansas Gas & Electric Co., 4.300%, 07/15/44 (e)	91
210	LG&E and KU Energy LLC, 2.125%, 11/15/15	213
110	Metropolitan Edison Co., 4.000%, 04/15/25 (e)	111
45	Mississippi Power Co., 4.250%, 03/15/42	44
75	Monongahela Power Co., 5.400%, 12/15/43 (e)	86
	Nevada Power Co.,
34	5.450%, 05/15/41	41
50	6.500%, 08/01/18	59
253	NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	258
95	Oklahoma Gas & Electric Co., 4.550%, 03/15/44	101
115	Oncor Electric Delivery Co. LLC, 2.150%, 06/01/19 (e)	115
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	75
80	3.850%, 11/15/23	83
80	4.750%, 02/15/44	85
100	6.050%, 03/01/34	124
245	PacifiCorp, 2.950%, 02/01/22	248
400	Peco Energy Co., 4.800%, 10/15/43	446
200	Pennsylvania Electric Co., 6.050%, 09/01/17	227
	PPL Capital Funding, Inc.,
60	4.200%, 06/15/22	64
75	4.700%, 06/01/43	77
180	VAR, 6.700%, 03/30/67	184
	PPL Electric Utilities Corp.,
104	4.125%, 06/15/44	103
42	4.750%, 07/15/43	46
15	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e)	17
	Progress Energy, Inc.,
130	3.150%, 04/01/22	131
117	4.400%, 01/15/21	128

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
150	Public Service Co. of Colorado, 2.500%, 03/15/23	144
30	Public Service Co. of New Hampshire, 3.500%, 11/01/23	31
41	Sierra Pacific Power Co., Series T, 3.375%, 08/15/23	42
31	South Carolina Electric & Gas Co., 4.500%, 06/01/64	31
	Southern California Edison Co.,
55	Series 14-B, 1.125%, 05/01/17	55
40	4.500%, 09/01/40	42
66	4.650%, 10/01/43	71
100	6.650%, 04/01/29	129
75	Southern Co. (The), 2.450%, 09/01/18	77
200	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	255
	Virginia Electric and Power Co.,
150	2.750%, 03/15/23	146
21	3.450%, 02/15/24	21
75	4.000%, 01/15/43	73
150	Wisconsin Electric Power Co., 1.700%, 06/15/18	150
95	Xcel Energy, Inc., 4.700%, 05/15/20	106

		7,551

	Gas Utilities — 0.0% (g)
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	95
185	DCP Midstream Operating LP, 3.875%, 03/15/23	187

		282

	Independent Power & Renewable Electricity Producers — 0.1%
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	104
	PSEG Power LLC,
25	4.300%, 11/15/23	26
188	5.125%, 04/15/20	211
	Southern Power Co.,
105	5.150%, 09/15/41	116
35	5.250%, 07/15/43	39

		496

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
200	5.250%, 08/15/19	227
18	5.875%, 03/15/41	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Multi-Utilities — continued
90	Berkshire Hathaway Energy Co., 5.150%, 11/15/43	101
	Consolidated Edison Co. of New York, Inc.,
80	5.850%, 04/01/18	92
100	6.750%, 04/01/38	135
340	Dominion Resources, Inc., 5.200%, 08/15/19	387
61	DTE Energy Co., 3.850%, 12/01/23	64
100	MidAmerican Energy Holdings Co., 5.750%, 04/01/18	114
	Nisource Finance Corp.,
120	4.800%, 02/15/44	121
5	5.650%, 02/01/45	5
80	5.800%, 02/01/42	92
120	6.125%, 03/01/22	142
215	Puget Sound Energy, Inc., VAR, 6.974%, 06/01/67	224
	Sempra Energy,
100	2.300%, 04/01/17	102
205	2.875%, 10/01/22	201
120	3.550%, 06/15/24	121
144	4.050%, 12/01/23	152
100	9.800%, 02/15/19	133

		2,435

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
240	3.850%, 03/01/24	248
100	6.593%, 10/15/37	132

		380

	Total Utilities	11,144

	Total Corporate Bonds (Cost $89,960)	93,761

Foreign Government Securities — 0.1%
50	Republic of Poland, (Poland), 4.000%, 01/22/24	52
200	Republic of Turkey, (Turkey), 5.750%, 03/22/24	218
	United Mexican States, (Mexico),
86	4.000%, 10/02/23	90
143	5.550%, 01/21/45	163

	Total Foreign Government Securities (Cost $474)	523

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 19.9% (b)
2,753	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	23,894
937	JPMorgan Emerging Markets Equity Fund, Class R6 Shares(a)	23,065
1,227	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,040
6,620	JPMorgan High Yield Fund, Class R6 Shares	54,017
258	JPMorgan International Realty Fund, Class R5 Shares	2,752
2,658	JPMorgan Intrepid International Fund, Institutional Class Shares	56,611
786	JPMorgan Mid Cap Equity Fund, Class R6 Shares	35,485
2,549	JPMorgan Realty Income Fund, Institutional Class Shares	33,156

	Total Investment Companies (Cost $210,071)	241,020

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 1.2%
55	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	60
77	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.500%, 11/01/22 -03/01/26	86
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
320	4.500%, 05/01/41	348
231	5.500%, 02/01/39	260
245	6.000%, 08/01/36 - 12/01/36	278
4	7.000%, 02/01/26	4
11	7.500%, 05/01/26 - 08/01/27	13
6	8.000%, 04/01/25 - 05/01/25	6
6	8.500%, 07/01/26	7
2	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 12/01/14 - 03/01/16	2
	Federal National Mortgage Association, 15 Year, Single Family,
16	4.500%, 05/01/19	17
21	5.000%, 10/01/19	22
166	6.000%, 10/01/19 - 01/01/24	178
162	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/28	182
	Federal National Mortgage Association, 30 Year, Single Family,
256	6.000%, 12/01/32 - 04/01/35	292
320	6.500%, 02/01/26 - 10/01/38	362
169	7.000%, 03/01/26 - 11/01/38	188

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
13	7.500%, 11/01/26	13
31	8.000%, 11/01/22 - 06/01/24	34
9	8.500%, 11/01/18	10
14	9.000%, 08/01/24	16
	Federal National Mortgage Association, Other,
146	VAR, 0.501%, 01/01/23	145
228	VAR, 0.520%, 05/01/24	228
200	1.792%, 05/01/20	195
400	2.077%, 06/01/20	400
196	2.428%, 05/01/23	191
346	2.480%, 12/01/22 - 07/01/23	338
384	2.490%, 10/01/17 - 01/01/23	384
400	2.531%, 11/01/22	394
250	2.604%, 05/01/23	242
196	2.614%, 03/01/23	193
197	2.703%, 04/01/23	197
441	2.769%, 05/01/23	441
242	2.934%, 06/01/22	246
96	2.996%, 06/01/22	99
149	3.050%, 10/01/20	156
100	3.110%, 10/01/21	104
96	3.131%, 12/01/21	99
600	3.320%, 05/01/24	611
230	3.327%, 10/01/20	242
300	3.450%, 11/01/23	314
200	3.482%, 11/01/20	212
200	3.492%, 01/01/18	212
627	3.500%, 05/01/43 - 06/01/43	641
299	3.540%, 11/01/21	316
148	3.590%, 10/01/20	159
200	3.596%, 12/01/20	213
189	3.658%, 10/01/20	202
500	3.690%, 11/01/23	532
956	3.743%, 06/01/18	1,034
396	3.760%, 08/01/23	425
189	3.804%, 05/01/22	202
238	3.810%, 01/01/19	256
141	3.823%, 12/01/20	152
400	3.860%, 11/01/23	426
362	4.000%, 07/01/42	383
400	4.174%, 10/01/20	437
237	4.369%, 02/01/20	264
288	4.474%, 04/01/21	321
179	4.770%, 06/01/19	201
289	4.794%, 01/01/21	321

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
	Government National Mortgage Association II, 30 Year, Single Family,
5	8.000%, 07/20/28	5
32	8.500%, 09/20/25	37
	Government National Mortgage Association, 30 Year, Single Family,
48	6.500%, 01/15/24 - 03/15/28	55
100	7.000%, 04/15/24 - 05/15/26	105
18	7.500%, 06/15/25 - 05/15/26	18
29	8.000%, 04/15/24 - 09/15/27	32
29	8.500%, 06/15/22 - 12/15/22	31
2	10.000%, 07/15/18	2

	Total Mortgage Pass-Through Securities (Cost $14,462)	14,791

Municipal Bonds — 0.0% (g) (t)
	New York — 0.0% (g)
35	New York State Dormitory Authority, State Personal Income Tax, Series D, 5.600%, 03/15/40	42
150	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	181

		223

	Ohio — 0.0% (g)
210	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	288

	Total Municipal Bonds (Cost $395)	511

Preferred Securities — 0.2% (x)
	Financials — 0.2%
	Banks — 0.1%
350	Bank of America Corp., VAR, 5.125%, 06/17/19	349
	Citigroup, Inc.,
85	Series D, VAR, 5.350%, 05/15/23	81
155	VAR, 6.300%, 05/15/24	158
	Fifth Third Bancorp,
85	Series J, VAR, 4.900%, 09/30/19	85
120	VAR, 5.100%, 06/30/23	115
75	PNC Financial Services Group, Inc. (The), Series R, VAR, 4.850%, 06/01/23	72
380	Wells Fargo & Co., Series K, VAR, 7.980%, 03/15/18	432

		1,292

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Preferred Securities — continued
	Capital Markets — 0.1%
199	Bank of New York Mellon Corp. (The), Series D, VAR, 4.500%, 06/20/23	185
200	Credit Suisse Group AG, (Switzerland), VAR, 6.250%, 12/18/24 (e)	201
240	Goldman Sachs Group, Inc. (The), VAR, 5.700%, 05/10/19	248
495	Morgan Stanley, VAR, 5.450%, 07/15/19	504

		1,138

	Diversified Financial Services — 0.0% (g)
200	General Electric Capital Corp., Series B, VAR, 6.250%, 12/15/22	223

	Insurance — 0.0% (g)
100	Swiss Re Capital I LP, (United Kingdom), VAR, 6.854%, 05/25/16 (e)	107

	Total Financials	2,760

	Utilities — 0.0% (g)
	Electric Utilities — 0.0% (g)
130	Electricite de France S.A., (France), VAR, 5.250%, 01/29/23 (e)	132

	Total Preferred Securities (Cost $2,868)	2,892

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $64)	67

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
74	1.750%, 10/15/18	75
44	4.625%, 09/15/60	46
65	5.250%, 09/15/39	79

	Total U.S. Government Agency Securities (Cost $182)	200

U.S. Treasury Obligations — 6.5%
	U.S. Treasury Bonds,
3,000	5.375%, 02/15/31 (m)	3,939
2,000	6.000%, 02/15/26 (m)	2,673
4,000	6.250%, 08/15/23 (m)	5,276
3,000	U.S. Treasury Coupon STRIPS, 6.788%, 08/15/16 (m) (n)	2,966
	U.S. Treasury Notes,
115	0.250%, 11/30/14 (k)	115
8,140	0.250%, 01/31/15 (k)	8,148
6,000	0.250%, 05/15/16 (m)	5,983
5,000	0.625%, 11/30/17 (m)	4,923
10,000	0.750%, 10/31/17 (m)	9,903

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — continued
4,000	1.000%, 11/30/19 (m)	3,845
2,000	1.125%, 12/31/19 (m)	1,932
8,000	1.250%, 02/29/20 (m)	7,758
6,000	1.375%, 11/30/15 (m)	6,097
4,000	1.625%, 04/30/19 (m)	4,008
40	2.500%, 05/15/24 (m)	40
2,000	2.625%, 12/31/14	2,025
8,000	3.000%, 02/28/17 (m)	8,478
600	3.125%, 10/31/16 (m)	635

	Total U.S. Treasury Obligations (Cost $77,225)	78,744

Short-Term Investments— 3.2%
	U.S. Treasury Obligations— 0.00% (g)
	U.S. Treasury Bills,
30	0.036%, 10/02/14 (k) (n)	30
45	0.048%, 07/10/14 (k) (n)	45
60	0.084%, 05/28/15 (k) (n)	60

	Total U.S. Treasury Obligations	135

SHARES
	Investment Company — 3.2%
38,699	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	38,699

	Total Short-Term Investments (Cost $38,834)	38,834

	Total Investments — 100.1% (Cost $1,010,181)	1,214,697
	Liabilities in Excess of Other Assets — (0.1)%	(875)

	NET ASSETS — 100.0%	$1,213,822

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	80.5%
United Kingdom	2.2
Japan	1.9
Switzerland	1.6
France	1.3
South Korea	1.0
Others (each less than 1.0%)	8.3
Short-Term Investments	3.2

*	Percentages indicated are based on total investments as of June 30, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
151	10 Year Australian Government Bond	09/15/14	$17,153	$386
328	Dow Jones Euro STOXX 50 Index	09/19/14	14,516	(132)
20	E-mini Russell 2000	09/19/14	2,381	58
163	E-mini S&P 500	09/19/14	15,912	101
24	U.S. Long Bond	09/19/14	3,292	22
33	Long Gilt	09/26/14	6,208	19
20	2 Year U.S. Treasury Note	09/30/14	4,392	(1)
93	5 Year U.S. Treasury Note	09/30/14	11,110	52
	Short Futures Outstanding
(7)	TOPIX Index	09/11/14	(872)	(17)
(154)	10 Year U.S. Treasury Note	09/19/14	(19,276)	(39)
(103)	FTSE 100 Index	09/19/14	(11,830)	55
(5)	Ultra U.S. Treasury Bond	09/19/14	(750)	(6)
(79)	5 Year U.S. Treasury Note	09/30/14	(9,438)	(17)

				$481

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT JUNE 30, 2014		NET UNREALIZED APPRECIATION (DEPRECIATION)
130	EUR
106	for GBP	Citibank, N.A.	08/28/14	$180	#	$177	#	$(3)
184	EUR
25,597	for JPY	Credit Suisse International	08/28/14	252	#	251	#	(1)
133	EUR
18,402	for JPY	State Street Corp.	08/28/14	182	#	182	#	—	(h)
19,428	JPY
141	for EUR	Citibank, N.A.	08/28/14	193	#	192	#	(1)
4,946	AUD	Australia and New Zealand Banking Group Limited	08/28/14	4,548		4,645		97
546	AUD	State Street Corp.	08/28/14	503		513		10
319	CAD	State Street Corp.	08/28/14	294		299		5
2,206	CHF	State Street Corp.	08/28/14	2,459		2,489		30
3,558	DKK	Citibank, N.A.	08/28/14	650		654		4
115	EUR	Royal Bank of Canada	08/28/14	157		157		—	(h)
5,765	EUR	State Street Corp.	08/28/14	7,843		7,896		53
267	EUR	Union Bank of Switzerland AG	08/28/14	365		366		1
202	EUR	Westpac Banking Corp.	08/28/14	275		276		1
726	GBP	Deutsche Bank AG	08/28/14	1,225		1,243		18
74	GBP	Royal Bank of Canada	08/28/14	126		126		—	(h)
2,871	GBP	State Street Corp.	08/28/14	4,808		4,911		103
5,417	HKD	State Street Corp.	08/28/14	699		699		—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts (continued)
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
30,319	JPY	Commonwealth Bank of Australia	08/28/14	$299	$299	$— (h)
11,695	JPY	Deutsche Bank AG	08/28/14	114	115	1
12,862	JPY	Royal Bank of Canada	08/28/14	126	127	1
540,167	JPY	State Street Corp.	08/28/14	5,299	5,335	36
1,218	NOK	State Street Corp.	08/28/14	202	198	(4)
10,377	SEK	State Street Corp.	08/28/14	1,570	1,552	(18)
1,477	SGD	Deutsche Bank AG	08/28/14	1,181	1,185	4
				$33,550	$33,887	$337

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,013	AUD	Deutsche Bank AG	08/28/14	$1,861	$1,890	$(29)
324	AUD	State Street Corp.	08/28/14	305	305	— (h)
812	CAD	HSBC Bank, N.A.	08/28/14	743	760	(17)
294	CHF	Barclays Bank plc	08/28/14	329	331	(2)
2,027	CHF	Deutsche Bank AG	08/28/14	2,267	2,287	(20)
228	CHF	Royal Bank of Canada	08/28/14	256	257	(1)
2,510	DKK	Barclays Bank plc	08/28/14	460	461	(1)
5,505	EUR	Deutsche Bank AG	08/28/14	7,506	7,539	(33)
213	EUR	State Street Corp.	08/28/14	290	291	(1)
2,149	EUR	Union Bank of Switzerland AG	08/28/14	2,940	2,943	(3)
67	GBP	Australia and New Zealand Banking Group Limited	08/28/14	113	116	(3)
3,103	GBP	Deutsche Bank AG	08/28/14	5,203	5,309	(106)
8,190	HKD	Deutsche Bank AG	08/28/14	1,056	1,056	— (h)
26,359	JPY	Credit Suisse International	08/28/14	258	260	(2)
451,906	JPY	Deutsche Bank AG	08/28/14	4,442	4,463	(21)
247,753	JPY	State Street Corp.	08/28/14	2,440	2,446	(6)
2,434	NOK	Barclays Bank plc	08/28/14	409	396	13
2,017	NOK	Deutsche Bank AG	08/28/14	336	328	8
815	NOK	State Street Corp.	08/28/14	133	132	1
5,605	SEK	Deutsche Bank AG	08/28/14	836	838	(2)
438	SGD	Deutsche Bank AG	08/28/14	349	351	(2)
				$32,532	$32,759	$(227)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at June 30, 2014 of the currency being sold, and the value at June 30, 2014 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	JUNE 30, 2014

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMBS	— Commercial Mortgage Backed Security
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2014. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2014.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2014.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded data, next put date or final maturity date.
(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rate in effect as of June 30, 2014.

@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of June 30, 2014.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is approximately $145,557,000 and 12.1% respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	45

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$934,978
Investments in affiliates, at value	279,719

Total investment securities, at value	1,214,697
Cash	1,168
Foreign currency, at value	433
Deposits at broker for futures contracts	120
Receivables:
Investment securities sold	4,850
Fund shares sold	7,014
Interest and dividends from non-affiliates	2,509
Dividends from affiliates	312
Tax reclaims	242
Variation margin on futures contracts	103
Unrealized appreciation on forward foreign currency exchange contracts	386
Other assets	12

Total Assets	1,231,846

LIABILITIES:
Payables:
Distributions	779
Investment securities purchased	15,240
Fund shares redeemed	790
Unrealized depreciation on forward foreign currency exchange contracts	276
Accrued liabilities:
Investment advisory fees	317
Administration fees	82
Shareholder servicing fees	58
Distribution fees	51
Custodian and accounting fees	256
Trustees’ and Chief Compliance Officer’s fees	1
Deferred India capital gains tax	39
Other	135

Total Liabilities	18,024

Net Assets	$1,213,822

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	JUNE 30, 2014

Diversified Fund
NET ASSETS:
Paid-in-Capital	$975,608
Accumulated undistributed (distributions in excess of) net investment income	1,684
Accumulated net realized gains (losses)	31,438
Net unrealized appreciation (depreciation)	205,092

Total Net Assets	$1,213,822

Net Assets:
Class A	$153,904
Class B	2,167
Class C	29,994
Institutional Class	916,735
Select Class	111,022

Total	$1,213,822

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,947
Class B	126
Class C	1,753
Institutional Class	53,136
Select Class	6,426

Net Asset Value (a):
Class A — Redemption price per share	$17.20
Class B — Offering price per share (b)	17.25
Class C — Offering price per share (b)	17.11
Institutional Class — Offering and redemption price per share	17.25
Select Class — Offering and redemption price per share	17.28
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.01

Cost of investments in non-affiliates	$761,411
Cost of investments in affiliates	248,770
Cost of foreign currency	431

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	47

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,890
Dividend income from non-affiliates	14,310
Dividend income from affiliates	5,050
Foreign taxes withheld	(483)

Total investment income	27,767

EXPENSES:
Investment advisory fees	5,767
Administration fees	876
Distribution fees:
Class A	373
Class B	19
Class C	187
Shareholder servicing fees:
Class A	373
Class B	6
Class C	62
Institutional Class	781
Select Class	229
Custodian and accounting fees	539
Interest expense to affiliates	4
Professional fees	111
Trustees’ and Chief Compliance Officer’s fees	11
Printing and mailing costs	53
Registration and filing fees	91
Transfer agent fees	317
Other	29

Total expenses	9,828

Less amounts waived	(2,877)
Less earnings credits	—	(a)

Net expenses	6,951

Net investment income (loss)	20,816

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	50,908	(b)
Investment in affiliates	775
Futures	3,905
Foreign currency transactions	(390)

Net realized gain (loss)	55,198

Distributions of capital gains received from investment company affiliates	6,364
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	73,661	(c)
Investments in affiliates	9,457
Futures	407
Foreign currency translations	423

Change in net unrealized appreciation/depreciation	83,948

Net realized/unrealized gains (losses)	145,510

Change in net assets resulting from operations	$166,326

(a)	Amount rounds to less than $1,000.
(b)	Net of India Capital Gains Tax of approximately $(21,000).
(c)	Net of change in India Capital Gains Tax of approximately $(41,000).

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,816	$17,027
Net realized gain (loss)	55,198	33,628
Distributions of capital gains received from investment company affiliates	6,364	592
Change in net unrealized appreciation/depreciation	83,948	45,288

Change in net assets resulting from operations	166,326	96,535

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,767)	(2,536)
From net realized gains	(6,209)	(2,613)
Class B
From net investment income	(32)	(48)
From net realized gains	(109)	(65)
Class C
From net investment income	(366)	(210)
From net realized gains	(1,059)	(245)
Institutional Class
From net investment income	(18,672)	(12,848)
From net realized gains	(31,511)	(10,101)
Select Class
From net investment income	(2,051)	(1,334)
From net realized gains	(4,093)	(1,208)

Total distributions to shareholders	(66,869)	(31,208)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	234,081	164,335

NET ASSETS:
Change in net assets	333,538	229,662
Beginning of period	880,284	650,622

End of period	$1,213,822	$880,284

Accumulated undistributed (distributions in excess of) net investment income	$1,684	$1,657

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,864	$21,178
Distributions reinvested	8,420	4,602
Cost of shares redeemed	(32,482)	(27,101)

Change in net assets resulting from Class A capital transactions	$(198)	$(1,321)

Class B
Proceeds from shares issued	$113	$155
Distributions reinvested	141	112
Cost of shares redeemed	(1,008)	(2,129)

Change in net assets resulting from Class B capital transactions	$(754)	$(1,862)

Class C
Proceeds from shares issued	$13,646	$9,513
Distributions reinvested	1,219	361
Cost of shares redeemed	(5,997)	(2,628)

Change in net assets resulting from Class C capital transactions	$8,868	$7,246

Institutional Class
Proceeds from shares issued	$263,207	$177,510
Distributions reinvested	45,343	21,437
Cost of shares redeemed	(116,891)	(42,873)

Change in net assets resulting from Institutional Class capital transactions	$191,659	$156,074

Select Class
Proceeds from shares issued	$46,339	$14,101
Distributions reinvested	4,093	1,566
Cost of shares redeemed	(15,926)	(11,469)

Change in net assets resulting from Select Class capital transactions	$34,506	$4,198

Total change in net assets resulting from capital transactions	$234,081	$164,335

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	JUNE 30, 2014

	Diversified Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	1,442	1,384
Reinvested	512	308
Redeemed	(1,966)	(1,780)

Change in Class A Shares	(12)	(88)

Class B
Issued	7	10
Reinvested	9	8
Redeemed	(61)	(142)

Change in Class B Shares	(45)	(124)

Class C
Issued	829	619
Reinvested	75	24
Redeemed	(364)	(173)

Change in Class C Shares	540	470

Institutional Class
Issued	15,816	11,644
Reinvested	2,743	1,425
Redeemed	(7,009)	(2,828)

Change in Institutional Class Shares	11,550	10,241

Select Class
Issued	2,749	922
Reinvested	247	104
Redeemed	(960)	(752)

Change in Select Class Shares	2,036	274

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2014	$15.60	$0.26	(f)	$2.34	$2.60	$(0.30)	$(0.70)	$(1.00)
Year Ended June 30, 2013	14.26	0.28	(f)	1.63	1.91	(0.28)	(0.29)	(0.57)
Year Ended June 30, 2012	14.46	0.30	(f)	(0.18)	0.12	(0.32)	— (g)	(0.32)
Year Ended June 30, 2011	12.08	0.27	(f)	2.38	2.65	(0.27)	—	(0.27)
Year Ended June 30, 2010	10.71	0.24	(f)	1.35	1.59	(0.22)	—	(0.22)

Class B
Year Ended June 30, 2014	15.64	0.17	(f)	2.36	2.53	(0.22)	(0.70)	(0.92)
Year Ended June 30, 2013	14.30	0.20	(f)	1.64	1.84	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2012	14.49	0.22	(f)	(0.17)	0.05	(0.24)	— (g)	(0.24)
Year Ended June 30, 2011	12.10	0.20	(f)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(f)	1.35	1.53	(0.15)	—	(0.15)

Class C
Year Ended June 30, 2014	15.53	0.18	(f)	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	(f)	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(f)	(0.18)	0.05	(0.26)	— (g)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(f)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(f)	1.34	1.52	(0.16)	—	(0.16)

Institutional Class
Year Ended June 30, 2014	15.64	0.35	(f)	2.34	2.69	(0.38)	(0.70)	(1.08)
Year Ended June 30, 2013	14.29	0.36	(f)	1.63	1.99	(0.35)	(0.29)	(0.64)
Year Ended June 30, 2012	14.49	0.37	(f)	(0.18)	0.19	(0.39)	— (g)	(0.39)
Year Ended June 30, 2011	12.10	0.34	(f)	2.38	2.72	(0.33)	—	(0.33)
Year Ended June 30, 2010	10.73	0.30	(f)	1.35	1.65	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2014	15.66	0.32	(f)	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	(f)	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(f)	(0.17)	0.16	(0.36)	— (g)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(f)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(f)	1.36	1.63	(0.25)	—	(0.25)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (e)

$17.20	17.10%	$153,904	1.04%	1.59%	1.24%	58%
15.60	13.67	139,734	1.02	1.87	1.25	53
14.26	1.04	128,999	1.02	2.17	1.27	66
14.46	22.03	134,738	0.99	1.98	1.27	76
12.08	14.81	107,188	1.00	1.95	1.38	70

17.25	16.51	2,167	1.54	1.04	1.74	58
15.64	13.13	2,679	1.53	1.34	1.75	53
14.30	0.52	4,217	1.53	1.60	1.77	66
14.49	21.41	9,163	1.50	1.43	1.77	76
12.10	14.27	12,892	1.51	1.44	1.88	70

17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76
12.06	14.20	3,938	1.51	1.45	1.87	70

17.25	17.67	916,735	0.55	2.10	0.84	58
15.64	14.24	650,287	0.53	2.36	0.85	53
14.29	1.53	447,930	0.53	2.65	0.87	66
14.49	22.64	507,286	0.50	2.49	0.87	76
12.10	15.33	305,192	0.51	2.45	0.97	70

17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76
12.12	15.14	61,264	0.75	2.20	1.12	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

54	J.P. MORGAN FUNDS	JUNE 30, 2014

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at June 30, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$74,370	$22,198	$—		$96,568
Consumer Staples	25,961	10,101	—	(a)	36,062
Energy	44,431	13,671	—		58,102
Financials	85,593	33,487	—		119,080
Health Care	66,122	12,829	—	(a)	78,951
Industrials	52,340	15,809	—		68,149
Information Technology	91,197	16,097	—		107,294
Materials	18,229	10,803	—		29,032
Telecommunication Services	7,569	6,146	—		13,715
Utilities	11,856	2,643	—		14,499

Total Common Stocks	477,668	143,784	—	(a)	621,452

Preferred Stocks
Consumer Discretionary	—	864	—		864
Consumer Staples	—	1,220	—		1,220
Financials	294	—	—		294
Industrials	117	—	—		117

Total Preferred Stocks	411	2,084	—		2,495

Debt Securities
Asset-Backed Securities	—	7,632	31,932		39,564
Collateralized Mortgage Obligations
Agency CMO	—	57,068	9		57,077
Non-Agency CMO	—	18,296	—		18,296

Total Collateralized Mortgage Obligations	—	75,364	9		75,373

JUNE 30, 2014	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$4,289	$181	$4,470
Corporate Bonds
Consumer Discretionary	—	7,167	—	7,167
Consumer Staples	—	5,656	—	5,656
Energy	—	9,339	—	9,339
Financials	—	35,101	—	35,101
Health Care	—	5,461	—	5,461
Industrials	—	6,401	826	7,227
Information Technology	—	3,635	—	3,635
Materials	—	3,829	—	3,829
Telecommunication Services	—	5,202	—	5,202
Utilities	—	11,144	—	11,144

Total Corporate Bonds	—	92,935	826	93,761

Foreign Government Securities	—	523	—	523
Mortgage Pass-Through Securities	—	14,791	—	14,791
Municipal Bonds	—	511	—	511
Preferred Securities
Financials	—	2,760	—	2,760
Utilities	—	132	—	132

Total Preferred Securities	—	2,892	—	2,892

Supranational	—	67	—	67
U.S. Government Agency Securities	—	200	—	200
U.S. Treasury Obligations	—	78,744	—	78,744
Short-Term Investments
Investment Company	38,699	—	—	38,699
U.S. Treasury Obligations	—	135	—	135

Total Short-Term Investments	38,699	135	—	38,834

Investment Companies	241,020	—	—	241,020

Total Investments in Securities	$757,798	$423,951	$32,948	$1,214,697

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$386	$—	$386
Futures Contracts	693	—	—	693

Total Appreciation in Other Financial Instruments	$693	$386	$—	$1,079

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(276)	$—	$(276)
Futures Contracts	(212)	—	—	(212)

Total Depreciation in Other Financial Instruments	$(212)	$(276)	$—	$(488)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2014.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 6/30/13	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/14
Invstment in Securities:
Asset-Backed Securities	$16,467	$—	$(275)	$150	$15,826	$(5,511)	$5,851	$(576)	$31,932
Collateralized Mortgage Obligations — Agency CMO	283	—	5	(11)	—	—	—	(268)	9
Collateralized Mortgage Obligations — Non-Agency CMO	108	—	(2)	—	—	(106)	—	—	—

56	J.P. MORGAN FUNDS	JUNE 30, 2014

	Balance as of 6/30/13		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/14
Commercial Mortgage-Backed Securities	$87		$—		$11	$(23)	$114		$(8)	$—	$—	$181
Common Stocks — Consumer Staples	—	(a)	—		—	—	—		—	—	—	—	(a)
Common Stocks — Financials	—	(a)	—	(b)	—	—	—		— (b)	—	—	—
Common Stocks — Health Care	—		—		—	—	—	(a)	—	—	—	—	(a)
Corporate Bonds — Industrials	395		—		45	(2)	400		(29)	17	—	826

Total	$17,340		$—	(b)	$(216)	$114	$16,340		$(5,654)	$5,868	$(844)	$32,948

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation/depreciation attributable to securities owned at June 30, 2014, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(206,000). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Diversified Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at 6/30/14		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$	—(a)	Market Approach	Discount for Lack of Marketability (b)	100% (N/A)
		—(a)	Mergers and Acquisitions	Discount for potential outcome	100% (N/A)

Common Stock		—(a)

		31,932	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (3.28%)
				Constant Default Rate	2.00% - 13.00% (6.30%)
				Yield (Discount Rate of Cash Flows)	1.05% - 10.81% (4.88%)

Asset-Backed Securities		31,932

		9	Discounted Cash Flow	PSA Prepayment Model	378.00% (N/A)
				Yield (Discount Rate of Cash Flows)	26.01% (N/A)

Collateralized Mortgage Obligations		9

		74	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
				Yield (Discount Rate of Cash Flows)	0.47% - 1.17% (0.87%)

Commercial Mortgage-Backed Securities		74

Total		$32,015

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At June 30, 2014, the value of these securities was approximately $933,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Value is zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

JUNE 30, 2014	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non- negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of June 30, 2014, was $0 and less than 0.0%, respectively.

As of June 30, 2014, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transactions costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Average Notional Balance	Ending Notional Balance
Long Futures Contracts:
Equity	$48,171	$32,809
Interest Rate	25,929	42,155

Short Futures Contracts:
Equity	15,221	12,702
Interest Rate	42,035	29,464

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

58	J.P. MORGAN FUNDS	JUNE 30, 2014

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

As of June 30, 2014, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2014 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$12,806
Ending Notional Balance Long	33,550
Average Notional Balance Short	11,213
Ending Notional Balance Short	32,532

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2014, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$479	$—
Foreign exchange contracts	Receivables	—	386
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	214	—

Total		$693	$386

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$63	$—
Foreign exchange contracts	Payables	—	276
Equity contracts	Payables, Net Assets — Unrealized Depreciation	149	—

Total		$212	$276

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2014, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(625)	$—	$(625)
Foreign exchange contracts	—	(241)	(241)
Equity contracts	4,530	—	4,530

Total	$3,905	$(241)	$3,664

JUNE 30, 2014	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$432	$—	$432
Foreign exchange contracts	—	362	362
Equity contracts	(25)	—	(25)

Total	$407	$362	$769

The Fund’s derivatives contracts held at June 30, 2014 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges and mergers between certain share classes of the Underlying Funds. Such exchanges and mergers are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds (amounts in thousands):

	For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$16,959	$12,695	$6,600	$(252)	$695	2,753	$23,894
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	14,949	—	—	—	937	23,065
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,180	4,663	18,449	(188)	163	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	8,539	11,400	8,143	(639)	—	1,227	12,040
JPMorgan High Yield Fund, Class R6 Shares	43,939	22,109	14,638	1,634	3,471	6,620	54,017
JPMorgan International Realty Fund, Class R5 Shares	9,741	325	8,150	1,530	324	258	2,752
JPMorgan Intrepid International Fund, Institutional Class Shares	—	56,000	—	—	—	2,658	56,611
JPMorgan Mid Cap Core Fund, Class R6 Shares	25,631	6,628	32,825	4,467	162	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	28,399	—	—	41	786	35,485
JPMorgan Prime Money Market Fund, Institutional Class Shares	18,937	530,720	510,958	—	5	38,699	38,699
JPMorgan Realty Income Fund, Institutional Class Shares	16,929	22,198	7,054	587	189	2,549	33,156

	$159,855			$7,139	$5,050		$279,719

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

60	J.P. MORGAN FUNDS	JUNE 30, 2014

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1)	$3,099	$(3,098)

The reclassifications for the Fund relate primarily to investments in regulated investment companies.

JUNE 30, 2014	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B, and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$42	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services the Fund pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the year ended June 30, 2014. The expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

62	J.P. MORGAN FUNDS	JUNE 30, 2014

For the year ended June 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$978	$805	$1,783

Voluntary Waivers
Investment Advisory	Administration	Total
$358	$684	$1,042

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014, was approximately $52,000.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Other expenses on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended June 30, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$707,226	$534,961	$68,500	$58,671

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,018,317	$202,189	$5,809	$196,380

JUNE 30, 2014	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$42,934	$23,935	$66,869

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$19,524	$11,684	$31,208

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$13,379	$29,566	$196,737

The cumulative timing differences primarily consist of distributions payable, straddle loss deferrals and wash sale loss deferrals.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One affiliate of the Adviser has investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions by this shareholder may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and

64	J.P. MORGAN FUNDS	JUNE 30, 2014

financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

JUNE 30, 2014	J.P. MORGAN FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

66	J.P. MORGAN FUNDS	JUNE 30, 2014

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2014	J.P. MORGAN FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

68	J.P. MORGAN FUNDS	JUNE 30, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)

Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

JUNE 30, 2014	J.P. MORGAN FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,051.70	$5.29	1.04%
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class B
Actual	1,000.00	1,048.70	7.87	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	1,049.00	7.87	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Institutional Class
Actual	1,000.00	1,053.90	2.80	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Select Class
Actual	1,000.00	1,053.30	4.02	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

70	J.P. MORGAN FUNDS	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)

Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JUNE 30, 2014	J.P. MORGAN FUNDS	71

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 36.26%, or maximum allowable percentage, as ordinary income distributions eligible for the 70% dividend received deductions for corporate rate shareholders for the fiscal year ended June 30, 2014.

Long Term Capital Gain

The Fund distributed $23,935,340, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014.

Qualified Dividend Income (QDI)

The Fund had $22,901,529, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014.

72	J.P. MORGAN FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-DIV-614

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2014

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “S&P 500 Index”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Large cap stocks mostly performed in line with mid cap and small cap issues during the reporting period. Within the large cap asset class, the energy and utilities sectors were among the strongest performers, while the telecommunication services and consumer staples sectors were among the weakest performers. The S&P 500 Index returned 24.61% and the Russell 1000 Index returned 25.35% for the twelve month period, while the Russell 1000 Growth Index returned 26.92% and the Russell 1000 Value Index returned 23.81% for the 12 month period.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.33%
S&P 500 Index	24.61%

Net Assets as of 6/30/2014 (In Thousands)	$4,277,986

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the software & services sector and the pharmaceutical/medical technology sector was the leading contributor to performance relative to the Benchmark, while security selection in the media sector and the systems & network hardware sector was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Alcoa Inc. and Schlumberger Ltd. and its underweight position in Pfizer Inc. Shares of Alcoa, a producer of aluminum and other alloy products, gained from the company’s improving profit margins and its efforts to shed low-margin operations and cut operating capacity. Shares of Schlumberger, an oilfield services company, rose as the company continued to generate solid margins, driven by technology sales, improving reliability and better asset utilization. Shares of Pfizer, a maker of drugs and consumer health products, slumped following the company’s failed takeover bid for AstraZeneca PLC.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Hewlett-Packard Co. and General Motors Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in demand from emerging markets. Shares of Hewlett-Packard, a provider of computer hardware and software, weakened on a disappointing earnings forecast and uncertainty about the company’s restructuring program. Shares of automaker General Motors sank amid the company’s troubled, massive recall of autos with faulty ignition systems.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.1%
2.	Apple, Inc.	3.1
3.	Microsoft Corp.	2.8
4.	Wells Fargo & Co.	2.6
5.	Comcast Corp., Class A	2.5
6.	Exxon Mobil Corp.	2.3
7.	Lowe’s Cos., Inc.	2.0
8.	ACE Ltd., (Switzerland)	2.0
9.	Morgan Stanley	1.8
10.	Honeywell International, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.1%
Consumer Discretionary	16.4
Financials	15.1
Health Care	13.6
Energy	11.2
Industrials	8.9
Consumer Staples	7.1
Materials	3.9
Utilities	2.4
Telecommunication Services	1.7
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		25.86%	19.23%	8.00%
With Sales Charge*		19.26	17.94	7.42
CLASS R6 SHARES	March 24, 2003	26.44	19.84	8.55
INSTITUTIONAL CLASS SHARES	January 3, 1997	26.33	19.73	8.44
SELECT CLASS SHARES	September 10, 2001	26.12	19.54	8.28

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.77%
Russell 1000 Growth Index	26.92%

Net Assets as of 6/30/2014 (In Thousands)	$282,765

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the energy and producer durables sectors was the leading detractor from performance relative to the Benchmark, while security selection in the consumer discretionary and health care sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Cabot Oil & Gas Corp. and Kansas City Southern Co. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of Cabot Oil, an independent energy exploration and extraction company, fell amid concerns about a lack of pipeline capacity for the transport of natural gas production. Shares of Kansas City Southern, a freight rail operator, weakened on lower-than-expected carload volumes.

Leading individual contributors to relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Alliance Data Systems Corp. and Priceline Group Inc. Shares of Gilead, a biopharmaceuticals company, rose on the prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Alliance Data, a provider of marketing services, rose on better-than-expected earnings. Shares of Priceline, an online travel service, benefitted from strong bookings growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	6.2%
2.	Gilead Sciences, Inc.	5.1
3.	MasterCard, Inc., Class A	4.9
4.	Priceline Group, Inc. (The)	4.7
5.	Facebook, Inc., Class A	4.4
6.	Kansas City Southern	4.3
7.	Alliance Data Systems Corp.	4.1
8.	Biogen Idec, Inc.	4.1
9.	Las Vegas Sands Corp.	4.0
10.	Schlumberger Ltd.	4.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.6%
Consumer Discretionary	21.3
Health Care	15.3
Industrials	12.8
Financials	8.4
Energy	6.8
Materials	2.7
Consumer Staples	2.4
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
Without Sales Charge		26.45%	19.30%	7.37%
With Sales Charge*		19.81	18.02	6.50
CLASS C SHARES	November 30, 2007
Without CDSC		25.77	18.69	6.83
With CDSC**		24.77	18.69	6.83
CLASS R5 SHARES	November 30, 2007	26.93	19.82	7.85
SELECT CLASS SHARES	November 30, 2007	26.77	19.59	7.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	25.75%
S&P 500 Index	24.61%

Net Assets as of 6/30/2014 (In Thousands)	$72,620

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the 12 month period ended June 30, 2014. The Fund’s security selection in the consumer discretionary and health care sectors was a leading contributor to performance relative to the Benchmark, while security selection in the industrials and energy sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Priceline Group Inc., Gilead Sciences Inc. and Dish Network Corp. Shares of Priceline, an online travel service, benefited from strong bookings growth. Shares of Gilead, a biopharmaceuticals company, rose on prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Dish Network, a provide of satellite TV services not held in the Benchmark, traded higher on merger talks with AT&T Corp., an agreement to provide Walt Disney Co. content to Dish subscribers and speculation that Verizon may seek to acquire Dish’s high-frequency spectrum.

Leading detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Teradata Corp. and Loews Corp. Shares of Apple, a maker of personal computers and mobile devices, performed strongly on better-than-expected earnings and revenue, driven by sales of iPhone products. Shares of Teradata Corp., a provider of data warehousing, analytics software and services, traded lower as the company experienced some execution issues, missed quarterly expectations and reduced its earnings forecast. Shares of Loews, a diversified holding company, fell on earnings weakness, largely attributable to challenges in its Diamond Offshore Drilling Inc. subsidiary.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweights versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweights versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class C	7.5%
2.	Gilead Sciences, Inc.	6.0
3.	Kansas City Southern	4.4
4.	Wells Fargo & Co.	4.2
5.	Loews Corp.	4.1
6.	Priceline Group, Inc. (The)	3.8
7.	Kohl’s Corp.	3.7
8.	American International Group, Inc.	3.5
9.	Amazon.com, Inc.	3.4
10.	Johnson & Johnson	3.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.6%
Consumer Discretionary	20.3
Information Technology	18.4
Health Care	14.8
Energy	9.5
Industrials	6.6
Consumer Staples	3.6
Utilities	2.0
Materials	1.8
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
Without Sales Charge		25.43%	17.58%
With Sales Charge*		18.86	15.43
CLASS C SHARES	July 29, 2011
Without CDSC		24.86	17.00
With CDSC**		23.86	17.00
SELECT CLASS SHARES	July 29, 2011	25.75	17.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.94%
Russell 1000 Value Index	23.81%

Net Assets as of 6/30/2014 (In Thousands)	$7,525,529

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends as well as to achieve capital appreciation by investing primarily in equity securities. Effective July 23, 2014, when shareholders of the Fund approved a change in the Fund’s investment objective, the Fund seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the health care and consumer staples sectors was the leading detractor from performance relative to the Benchmark, while security selection in the financials and utilities sectors was the leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its positions in Philip Morris International Inc., Home Depot Inc. and CME Group Inc. Shares of Philip Morris, a holding company that makes and sells tobacco outside the U.S., fell on declining volume of cigarette shipments and weak revenues. Shares of Home Depot, a retailer of home-improvement products not held in the Benchmark, declined on weak quarterly sales. Shares of CME Group, a financial services company that operates the Chicago Mercantile Exchange, fell on overall weakness in the commodities sector.

Individual contributors to the Fund’s relative performance included its underweight position in Cisco Systems Inc., and Citicorp Inc. and its overweight position in ConocoPhillips. Shares of Cisco, a provider of networking products and services that was not held by the Fund, fell on weakness in orders from emerging markets. Shares of Citigroup, a financial services company, slumped amid unresolved regulatory issues that involved large potential penalties. Shares of ConocoPhillips, an energy exploration and production company, rose on better-than-expected earnings and revenue and an increase in production.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.6%
2.	Johnson & Johnson	4.0
3.	ConocoPhillips	2.8
4.	Pfizer, Inc.	2.5
5.	Chevron Corp.	2.4
6.	Exxon Mobil Corp.	2.2
7.	Apple, Inc.	2.2
8.	PNC Financial Services Group, Inc. (The)	2.1
9.	Occidental Petroleum Corp.	2.1
10.	Merck & Co., Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.1%
Health Care	12.6
Consumer Discretionary	11.9
Energy	11.3
Information Technology	10.6
Industrials	10.3
Consumer Staples	7.7
Utilities	6.8
Materials	2.1
Telecommunication Services	1.5
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		21.60%	19.62%	8.73%
With Sales Charge*		15.26	18.34	8.15
CLASS B SHARES	January 14, 1994
Without CDSC		20.99	19.08	8.27
With CDSC**		15.99	18.88	8.27
CLASS C SHARES	November 4, 1997
Without CDSC		20.95	19.02	8.15
With CDSC***		19.95	19.02	8.15
CLASS R2 SHARES	February 28, 2011	21.27	19.38	8.57
CLASS R5 SHARES	February 28, 2011	22.06	20.10	9.11
CLASS R6 SHARES	January 31, 2012	22.14	20.11	9.11
SELECT CLASS SHARES	July 2, 1987	21.94	19.95	9.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	23.74%
S&P 500/Citigroup Value Index	21.98%

Net Assets as of 6/30/2014 (In Thousands)	$463,868

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer discretionary and energy sectors contributed to performance relative to the Benchmark, while security selection in the industrials and materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Marriott International Inc., Apple Inc. and Dish Network Corp. Shares of Marriott, a hotel and hospitality chain, gained from strength in occupancy rates and overall strength in the lodging sector. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of Dish Network, a provide of satellite TV services not held in the Benchmark, traded higher on merger talks with AT&T Corp., an agreement to provide Walt Disney Co. content to Dish subscribers and speculation that Verizon may seek to acquire Dish’s high-frequency spectrum.

Leading individual detractors from the Fund’s relative performance included an overweight position in Coach Inc. and underweight positions in Walgreen Co. and Intel Corp. Shares of Coach, a designer and retailer of handbags and other luxury accessories, traded lower on declines in sales, gross profit and per-share earnings. Shares of both Walgreen, a retail drugstore chain, and Intel, a semiconductor maker, rose during the reporting period and the Fund’s underweight position in both stocks detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. During the reporting period, the Fund was overweight in the consumer discretionary sector, a sector in which the Fund’s portfolio managers believed they had found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.4%
2.	Johnson & Johnson	3.1
3.	Wells Fargo & Co.	3.0
4.	Chevron Corp.	3.0
5.	Occidental Petroleum Corp.	2.2
6.	Microsoft Corp.	2.1
7.	ConocoPhillips	2.1
8.	Apple, Inc.	2.0
9.	Goldman Sachs Group, Inc. (The)	1.9
10.	Hartford Financial Services Group, Inc. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.8%
Energy	15.3
Consumer Discretionary	11.3
Health Care	11.1
Information Technology	9.9
Industrials	7.6
Consumer Staples	6.1
Utilities	4.1
Telecommunication Services	1.6
Materials	1.1
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
Without Sales Charge		23.74%	19.53%	7.54%
With Sales Charge*		17.26	18.25	6.96
CLASS B SHARES	November 4, 1993
Without CDSC		23.14	18.94	7.11
With CDSC**		18.14	18.74	7.11
CLASS C SHARES	January 2, 1998
Without CDSC		23.12	18.94	7.00
With CDSC***		22.12	18.94	7.00
SELECT CLASS SHARES	January 25, 1996	24.05	19.88	7.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S.

companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Hedged Equity Fund

FUND COMMENTARY

For the period December 13, 2013 (Fund Inception Date) through June 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.28%
S&P 500 Index	11.53%

Net Assets as of 6/30/2014 (In Thousands)	$5,035

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) returned 6.28% for the period from its inception on December 13, 2013 to June 30, 2014, capturing approximately 54% of the S&P 500 Index (the “Benchmark”) return with approximately 67% of the Benchmark’s volatility. The Fund’s security selection in the consumer cyclical, telecommunications and media sectors detracted from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical, retail and software & services sectors made a positive contribution to relative performance. Additionally, record low volatility during the second quarter of 2014, and the cost of downside protection through the use of index options capped the Fund’s participation in the gains of the Benchmark. A low volatility environment decreases the probability that any given option security will be valuable enough to exercise.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., General Motors Corp. and Intercontinental Exchange Inc. Shares of drug maker Bristol-Myers came under pressure following disappointing clinical trial data for its lung cancer drug candidate. Shares of automaker General Motors fell amid ongoing problems with its troubled, massive recall of cars with faulty ignition systems. Shares of Intercontinental Exchange, an operator of exchanges and clearing houses for financial and commodities markets, traded lower amid concerns that European Union antitrust regulations may challenge the company’s vertically integrated business model.

Leading individual contributors to relative performance included the Fund’s overweight positions in Wells Fargo & Co. and Union Pacific Co. and its underweight position in Pfizer Inc. Shares of Wells Fargo, a banking company, strengthened relative to its peers on expectations for higher levels of capital return. Shares of Union Pacific, a freight railroad, rose amid the company’s better-than-expected volume, particularly in grain and coal, and improvement in yield growth and margins. Shares of Pfizer, a maker of drugs and consumer health products, fell after the company’s failed takeover bid for AstraZeneca PLC.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options was intended to provide the Fund with a portion of the returns associated with equity market investments, while exposing investors to less risk than traditional long-only equity strategies. During the period, the Fund was overweight in the semiconductors sector and underweight in the systems & network hardware sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.2%
2.	Johnson & Johnson	2.6
3.	Wells Fargo & Co.	2.4
4.	Microsoft Corp.	2.2
5.	Exxon Mobil Corp.	2.1
6.	Chevron Corp.	1.7
7.	Schlumberger Ltd.	1.5
8.	Verizon Communications, Inc.	1.5
9.	Procter & Gamble Co. (The)	1.5
10.	Bank of America Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.5%
Financials	15.2
Health Care	13.0
Consumer Discretionary	12.6
Industrials	11.0
Energy	10.1
Consumer Staples	9.4
Utilities	3.7
Materials	2.8
Telecommunication Services	1.6
Exchange Traded Fund	1.0
Options Purchased	1.0
Short-Term Investment	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

For the period December 13, 2013 (Fund Inception Date) through June 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	December 13, 2013
Without Sales Charge		6.18%
With Sales Charge**		0.61
CLASS C SHARES	December 13, 2013
Without CDSC		5.87
With CDSC***		4.87
CLASS R5 SHARES	December 13, 2013	6.43
CLASS R6 SHARES	December 13, 2013	6.46
SELECT CLASS SHARES	December 13, 2013	6.28

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from December 13, 2013 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 29, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	25.37%
Russell 1000 Growth Index	26.92%

Net Assets as of 6/30/2014 (In Thousands)	$14,945,732

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities. Effective July 23, 2014, when shareholders of the Fund approved a change in the investment objective, the Fund seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the energy and producer durables sectors was the leading detractor from performance relative to the Benchmark, while security selection in the health care sector and an underweight position in the consumer staples sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in LinkedIn Corp. and Cabot Oil & Gas Corp. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products. Shares of LinkedIn, an online social network for professionals, fell after the company offered a weaker-than-expected outlook for earnings and revenue. Shares of Cabot Oil, an independent energy exploration and extraction company, fell amid concerns about a lack of pipeline capacity for the transport of natural gas production.

Leading individual contributors to relative performance included the Fund’s overweight positions in Facebook Inc. and Gilead Sciences Inc. and its underweight position in IBM Corp. Shares of Facebook, a social media company, gained in response to the company’s effective monetization efforts. Shares of Gilead, a biopharmaceuticals company, rose on prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of IBM, an information technology infrastructure and services company, fell after the company reported weaker-than expected revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Facebook, Inc., Class A	3.8%
2.	Gilead Sciences, Inc.	3.8
3.	MasterCard, Inc., Class A	3.3
4.	Priceline Group, Inc. (The)	3.1
5.	Home Depot, Inc. (The)	3.1
6.	Google, Inc., Class C	2.9
7.	Celgene Corp.	2.7
8.	Google, Inc., Class A	2.6
9.	Comcast Corp., Class A	2.4
10.	Visa, Inc., Class A	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.9%
Consumer Discretionary	24.2
Health Care	18.9
Industrials	10.0
Materials	6.8
Energy	4.4
Financials	3.9
Consumer Staples	3.5
Short-Term Investment	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
Without Sales Charge		25.15%	19.51%	8.24%
With Sales Charge*		18.58	18.23	7.66
CLASS B SHARES	January 14, 1994
Without CDSC		24.51	18.76	7.76
With CDSC**		19.51	18.56	7.76
CLASS C SHARES	January 4, 1997
Without CDSC		24.53	18.74	7.66
With CDSC***		23.53	18.74	7.66
CLASS R2 SHARES	November 3, 2008	24.83	19.21	7.96
CLASS R5 SHARES	April 14, 2009	25.62	19.98	8.59
CLASS R6 SHARES	November 30, 2010	25.67	20.03	8.61
SELECT CLASS SHARES	February 28, 1992	25.37	19.73	8.48

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	24.62%
Russell 1000 Value Index	23.81%

Net Assets as of 6/30/2014 (In Thousands)	$824,447

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer staples and health care sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy and information technology sectors was the leading detractor from relative performance.

Individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Alcoa Inc. and Royal Caribbean Cruises Ltd. and its underweight position in Pfizer Inc. Shares of Alcoa, a producer of aluminum and other alloy products, gained from the company’s improving profit margins and its efforts to shed low-margin operations and cut operating capacity. Shares of Royal Caribbean, a cruise ship operator, rose after the company increased its earnings forecast. The Fund’s underweight position in Pfizer, a maker of drugs and consumer health products, contributed to relative performance as the stock came under pressure following the company’s failed takeover bid for AstraZeneca PLC.

Individual detractors from relative performance included the Fund’s overweight positions in Citigroup Inc., General Motors Corp. and Cisco Systems Inc. Shares of Citigroup, a financial services company, slumped amid unresolved regulatory issues that involved large potential penalties. Shares of automaker General Motors weakened on the company’s troubled, massive recall of cars with faulty ignition systems. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	4.5%
2.	Chevron Corp.	4.3
3.	Bank of America Corp.	4.2
4.	Wells Fargo & Co.	3.8
5.	General Motors Co.	3.3
6.	MetLife, Inc.	3.2
7.	Citigroup, Inc.	3.1
8.	Exxon Mobil Corp.	2.7
9.	UnitedHealth Group, Inc.	2.7
10.	Fluor Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Health Care	15.3
Energy	14.6
Industrials	12.3
Consumer Discretionary	12.0
Information Technology	8.4
Materials	4.1
Consumer Staples	2.6
Utilities	2.1
Telecommunication Services	1.0
Short-Term Investment	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		24.46%	17.47%	7.12%
With Sales Charge*		17.89	16.21	6.55
CLASS B SHARES	January 14, 1994
Without CDSC		23.81	16.87	6.66
With CDSC**		18.81	16.66	6.66
CLASS C SHARES	March 22, 1999
Without CDSC		23.78	16.87	6.55
With CDSC***		22.78	16.87	6.55
CLASS R2 SHARES	November 3, 2008	23.98	17.17	6.82
CLASS R5 SHARES	May 15, 2006	24.81	17.91	7.52
CLASS R6 SHARES	November 30, 2010	24.89	17.95	7.54
SELECT CLASS SHARES	March 1, 1991	24.62	17.67	7.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.51%
S&P 500 Index	24.61%

Net Assets as of 6/30/2014 (In Thousands)	$10,779,644

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection and overweight position in the semiconductors sector and security selection in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the systems & network hardware sector and security selection in the financial services sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd. and Schlumberger Ltd., and its underweight position in IBM Corp. Shares of Avago, a provider of analog semiconductor devices, rose amid better-than-expected earnings and revenue, particularly in the wireless and wired infrastructure segments, as well as robust overall gross margins. Shares of Schlumberger, an oilfield services company, rose as the company continued to generate solid margins, driven by technology sales, improving reliability and better asset utilization. Shares of IBM, a diversified information technology (IT) company, slumped on weaker than expected hardware revenue and service booking.

Individual detractors from relative performance included the Fund’s overweight positions in General Motors Corp., Cisco Systems Inc. and Broadcom Corp. Shares of automaker General Motors sank amid the company’s troubled, massive recall of autos with faulty ignition systems. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Broadcom, a maker of communications semiconductors, declined on weakness in orders for its mobile products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund was overweight, relative to the Benchmark, in the semiconductors sector and the media sector. The Fund was underweight, compared with the Benchmark, in the consumer stable sector and the industrial cyclical sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.6%
2.	Apple, Inc.	3.0
3.	Wells Fargo & Co.	2.6
4.	Schlumberger Ltd.	2.3
5.	Time Warner, Inc.	2.3
6.	Exxon Mobil Corp.	2.1
7.	Microsoft Corp.	1.9
8.	Google, Inc., Class C	1.9
9.	Comcast Corp., Class A	1.9
10.	UnitedHealth Group, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.5%
Financials	15.2
Consumer Discretionary	15.0
Health Care	14.5
Industrials	10.6
Energy	10.3
Consumer Staples	6.2
Materials	3.8
Utilities	2.1
Telecommunication Services	1.5
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		26.10%	18.47%	8.66%
With Sales Charge*		19.46	17.19	8.08
CLASS B SHARES	September 10, 2001
Without CDSC		25.45	17.87	8.21
With CDSC**		20.45	17.66	8.21
CLASS C SHARES	September 10, 2001
Without CDSC		25.40	17.86	8.10
With CDSC***		24.40	17.86	8.10
CLASS R2 SHARES	November 3, 2008	25.80	18.17	8.51
CLASS R5 SHARES	May 15, 2006	26.55	18.91	9.13
CLASS R6 SHARES	November 30, 2010	26.67	18.98	9.16
INSTITUTIONAL CLASS SHARES	September 17, 1993	26.51	18.90	9.09
SELECT CLASS SHARES	September 10, 2001	26.31	18.69	8.92

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 16.4%
	Auto Components — 1.2%
73	Lear Corp.	6,547
505	TRW Automotive Holdings Corp. (a)	45,172

		51,719

	Automobiles — 1.3%
625	Ford Motor Co.	10,768
1,297	General Motors Co.	47,089

		57,857

	Hotels, Restaurants & Leisure — 1.3%
979	Royal Caribbean Cruises Ltd.	54,410

	Household Durables — 0.7%
62	Harman International Industries, Inc.	6,682
14	NVR, Inc. (a)	16,454
445	PulteGroup, Inc.	8,965

		32,101

	Internet & Catalog Retail — 0.5%
72	Amazon.com, Inc. (a)	23,222

	Media — 6.5%
801	CBS Corp. (Non-Voting), Class B	49,780
1,981	Comcast Corp., Class A	106,340
101	Time Warner Cable, Inc.	14,936
888	Time Warner, Inc.	62,360
111	Time, Inc. (a)	2,688
489	Walt Disney Co. (The)	41,935

		278,039

	Multiline Retail — 0.5%
352	Macy’s, Inc.	20,446

	Specialty Retail — 3.9%
836	Home Depot, Inc. (The)	67,658
1,798	Lowe’s Cos., Inc.	86,301
215	TJX Cos., Inc. (The)	11,411

		165,370

	Textiles, Apparel & Luxury Goods — 0.5%
317	V.F. Corp.	19,980

	Total Consumer Discretionary	703,144

	Consumer Staples — 7.1%
	Beverages — 2.7%
724	Coca-Cola Enterprises, Inc.	34,607
325	Constellation Brands, Inc., Class A (a)	28,607
820	Dr. Pepper Snapple Group, Inc.	48,053
68	PepsiCo, Inc.	6,084

		117,351

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.5%
280	CVS Caremark Corp.	21,081

	Food Products — 2.3%
1,040	Archer-Daniels-Midland Co.	45,857
44	Kellogg Co.	2,884
1,299	Mondelez International, Inc., Class A	48,856

		97,597

	Household Products — 1.0%
540	Procter & Gamble Co. (The)	42,468

	Tobacco — 0.6%
298	Philip Morris International, Inc.	25,163

	Total Consumer Staples	303,660

	Energy — 11.2%
	Energy Equipment & Services — 2.8%
254	Cameron International Corp. (a)	17,199
369	Ensco plc, (United Kingdom), Class A	20,505
127	Halliburton Co.	8,997
54	National Oilwell Varco, Inc.	4,455
158	Rowan Cos. plc, Class A	5,029
550	Schlumberger Ltd.	64,825

		121,010

	Oil, Gas & Consumable Fuels — 8.4%
141	Anadarko Petroleum Corp.	15,457
517	Chevron Corp.	67,497
353	ConocoPhillips	30,263
82	EOG Resources, Inc.	9,524
236	EQT Corp.	25,196
972	Exxon Mobil Corp.	97,890
139	Hess Corp.	13,716
1,789	Marathon Oil Corp.	71,405
44	Marathon Petroleum Corp.	3,412
52	Occidental Petroleum Corp.	5,378
99	Phillips 66	7,979
255	QEP Resources, Inc.	8,797

		356,514

	Total Energy	477,524

	Financials — 15.1%
	Banks — 6.1%
3,920	Bank of America Corp.	60,253
1,073	Citigroup, Inc.	50,546
159	East West Bancorp, Inc.	5,563
348	PNC Financial Services Group, Inc. (The)	30,972
2,149	Wells Fargo & Co.	112,954

		260,288

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — 3.3%
1,365	Charles Schwab Corp. (The)	36,770
72	Goldman Sachs Group, Inc. (The)	12,022
419	Invesco Ltd.	15,808
2,415	Morgan Stanley	78,090

		142,690

	Consumer Finance — 0.2%
109	Capital One Financial Corp.	8,962

	Diversified Financial Services — 0.5%
170	Berkshire Hathaway, Inc., Class B (a)	21,541

	Insurance — 4.4%
813	ACE Ltd., (Switzerland)	84,320
82	Axis Capital Holdings Ltd., (Bermuda)	3,649
1,171	MetLife, Inc.	65,082
345	Prudential Financial, Inc.	30,662
105	XL Group plc, (Ireland)	3,424

		187,137

	Real Estate Investment Trusts (REITs) — 0.6%
50	AvalonBay Communities, Inc.	7,095
101	Simon Property Group, Inc.	16,778

		23,873

	Total Financials	644,491

	Health Care — 13.6%
	Biotechnology — 3.6%
145	Alexion Pharmaceuticals, Inc. (a)	22,703
211	Biogen Idec, Inc. (a)	66,562
699	Celgene Corp. (a)	60,008
43	Vertex Pharmaceuticals, Inc. (a)	4,100

		153,373

	Health Care Equipment & Supplies — 3.4%
1,162	Abbott Laboratories	47,538
439	Baxter International, Inc.	31,761
4,103	Boston Scientific Corp. (a)	52,390
154	Stryker Corp.	12,969

		144,658

	Health Care Providers & Services — 2.6%
332	Aetna, Inc.	26,878
51	Cigna Corp.	4,709
341	Humana, Inc.	43,542
466	UnitedHealth Group, Inc.	38,135

		113,264

	Pharmaceuticals — 4.0%
660	Bristol-Myers Squibb Co.	32,012
1,282	Johnson & Johnson	134,070

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
73	Merck & Co., Inc.	4,249

		170,331

	Total Health Care	581,626

	Industrials — 8.9%
	Aerospace & Defense — 4.4%
42	General Dynamics Corp.	4,907
804	Honeywell International, Inc.	74,704
335	L-3 Communications Holdings, Inc.	40,427
597	United Technologies Corp.	68,971

		189,009

	Airlines — 1.0%
448	Delta Air Lines, Inc.	17,343
565	United Continental Holdings, Inc. (a)	23,188

		40,531

	Construction & Engineering — 1.5%
860	Fluor Corp.	66,153

	Electrical Equipment — 0.3%
167	Eaton Corp. plc	12,912
14	Emerson Electric Co.	920

		13,832

	Machinery — 1.1%
158	Deere & Co.	14,316
501	PACCAR, Inc.	31,500

		45,816

	Road & Rail — 0.6%
362	CSX Corp.	11,151
62	Norfolk Southern Corp.	6,398
63	Union Pacific Corp.	6,244

		23,793

	Total Industrials	379,134

	Information Technology — 19.0%
	Communications Equipment — 2.4%
1,204	Cisco Systems, Inc.	29,909
775	Juniper Networks, Inc. (a)	19,006
708	QUALCOMM, Inc.	56,066

		104,981

	Internet Software & Services — 2.7%
188	eBay, Inc. (a)	9,386
95	Google, Inc., Class A (a)	55,479
87	Google, Inc., Class C (a)	50,274

		115,139

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — 3.4%
738	Accenture plc, (Ireland), Class A	59,668
428	Cognizant Technology Solutions Corp.,
	Class A (a)	20,948
302	Visa, Inc., Class A	63,529

		144,145

	Semiconductors & Semiconductor Equipment — 3.3%
208	Avago Technologies Ltd., (Singapore)	15,005
566	Freescale Semiconductor Ltd. (a)	13,310
503	KLA-Tencor Corp.	36,553
694	Lam Research Corp.	46,899
3,192	ON Semiconductor Corp. (a)	29,174

		140,941

	Software — 4.1%
481	Adobe Systems, Inc. (a)	34,812
329	Citrix Systems, Inc. (a)	20,604
2,858	Microsoft Corp.	119,180
77	Oracle Corp.	3,102

		177,698

	Technology Hardware, Storage & Peripherals — 3.1%
1,416	Apple, Inc.	131,623

	Total Information Technology	814,527

	Materials — 3.9%
	Chemicals — 0.7%
296	Dow Chemical Co. (The)	15,232
44	Monsanto Co.	5,476
216	Mosaic Co. (The)	10,667

		31,375

	Containers & Packaging — 0.9%
420	Ball Corp.	26,344
180	Packaging Corp. of America	12,890

		39,234

	Metals & Mining — 2.3%
2,649	Alcoa, Inc.	39,447
758	Freeport-McMoRan Copper & Gold, Inc.	27,671
1,153	United States Steel Corp.	30,034

		97,152

	Total Materials	167,761

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
1,454	Verizon Communications, Inc.	71,130

	Utilities — 2.4%
	Electric Utilities — 1.4%
313	Edison International	18,200
239	Exelon Corp.	8,730
327	NextEra Energy, Inc.	33,555

		60,485

	Multi-Utilities — 1.0%
688	CMS Energy Corp.	21,425
221	NiSource, Inc.	8,702
322	Public Service Enterprise Group, Inc.	13,122

		43,249

	Total Utilities	103,734

	Total Common Stocks (Cost $3,564,402)	4,246,731

PRINCIPAL AMOUNT($)
Short-Term Investments — 0.6%
	U.S. Treasury Obligation — 0.0% (g)
2,315	U.S. Treasury Bill, 0.080%, 05/28/15 (k) (n)	2,313

SHARES
	Investment Company — 0.6%
23,917	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	23,917

	Total Short-Term Investments (Cost $26,230)	26,230

	Total Investments — 99.9% (Cost $3,590,632)	4,272,961
	Other Assets in Excess of Liabilities — 0.1%	5,025

	NET ASSETS — 100.0%	$4,277,986

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
261	E-mini S&P 500	09/19/14	$25,479	$353

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Consumer Discretionary — 21.3%
	Hotels, Restaurants & Leisure — 7.8%
149	Las Vegas Sands Corp.	11,378
137	Starbucks Corp.	10,564

		21,942

	Internet & Catalog Retail — 7.7%
26	Amazon.com, Inc. (a)	8,514
11	Priceline Group, Inc. (The) (a)	13,371

		21,885

	Specialty Retail — 3.5%
121	Home Depot, Inc. (The)	9,790

	Textiles, Apparel & Luxury Goods — 2.3%
75	Michael Kors Holdings Ltd., (Hong Kong) (a)	6,616

	Total Consumer Discretionary	60,233

	Consumer Staples — 2.4%
	Food & Staples Retailing — 2.4%
89	CVS Caremark Corp.	6,700

	Energy — 6.8%
	Energy Equipment & Services — 4.0%
96	Schlumberger Ltd.	11,341

	Oil, Gas & Consumable Fuels — 2.8%
231	Cabot Oil & Gas Corp.	7,884

	Total Energy	19,225

	Financials — 8.4%
	Capital Markets — 6.2%
38	Goldman Sachs Group, Inc. (The)	6,392
358	TD Ameritrade Holding Corp.	11,224

		17,616

	Diversified Financial Services — 2.2%
32	Intercontinental Exchange, Inc.	6,106

	Total Financials	23,722

	Health Care — 15.3%
	Biotechnology — 15.3%
32	Alexion Pharmaceuticals, Inc. (a)	4,981
37	Biogen Idec, Inc. (a)	11,627
76	Celgene Corp. (a)	6,561
172	Gilead Sciences, Inc. (a)	14,298
61	Vertex Pharmaceuticals, Inc. (a)	5,813

	Total Health Care	43,280

	Industrials — 12.8%
	Aerospace & Defense — 2.5%
42	TransDigm Group, Inc.	7,081

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 2.5%
55	Rockwell Automation, Inc.	6,865

	Machinery — 3.5%
134	Flowserve Corp.	9,944

	Road & Rail — 4.3%
113	Kansas City Southern	12,152

	Total Industrials	36,042

	Information Technology — 26.5%
	Internet Software & Services — 10.5%
185	Facebook, Inc., Class A (a)	12,443
30	Google, Inc., Class A (a)	17,400

		29,843

	IT Services — 9.0%
42	Alliance Data Systems Corp. (a)	11,672
187	MasterCard, Inc., Class A	13,742

		25,414

	Semiconductors & Semiconductor Equipment — 2.4%
152	ARM Holdings plc, (United Kingdom), ADR	6,890

	Software — 4.6%
121	salesforce.com, Inc. (a)	7,026
61	VMware, Inc., Class A (a)	5,884

		12,910

	Total Information Technology	75,057

	Materials — 2.7%
	Chemicals — 2.7%
61	Monsanto Co.	7,609

	Total Common Stocks (Cost $226,456)	271,868

Short-Term Investment — 3.7%
	Investment Company — 3.7%
10,584	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $10,584)	10,584

	Total Investments — 99.9% (Cost $237,040)	282,452
	Other Assets in Excess of Liabilities — 0.1%	313

	NET ASSETS — 100.0%	$282,765

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 20.3%
	Hotels, Restaurants & Leisure — 5.2%
26	Las Vegas Sands Corp.	2,015
22	Starbucks Corp.	1,722

		3,737

	Internet & Catalog Retail — 7.2%
8	Amazon.com, Inc. (a)	2,465
2	Priceline Group, Inc. (The) (a)	2,761

		5,226

	Media — 2.7%
30	DISH Network Corp., Class A (a)	1,980

	Multiline Retail — 3.7%
51	Kohl’s Corp.	2,709

	Specialty Retail — 1.5%
34	Best Buy Co., Inc.	1,062

	Total Consumer Discretionary	14,714

	Consumer Staples — 3.6%
	Beverages — 1.8%
22	Dr. Pepper Snapple Group, Inc.	1,277

	Household Products — 1.8%
17	Procter & Gamble Co. (The)	1,336

	Total Consumer Staples	2,613

	Energy — 9.5%
	Oil, Gas & Consumable Fuels — 9.5%
55	Cabot Oil & Gas Corp.	1,868
19	Devon Energy Corp.	1,519
23	Exxon Mobil Corp.	2,316
33	Kinder Morgan, Inc.	1,197

	Total Energy	6,900

	Financials — 20.6%
	Banks — 5.3%
6	M&T Bank Corp.	794
58	Wells Fargo & Co.	3,027

		3,821

	Capital Markets — 1.5%
13	T. Rowe Price Group, Inc.	1,090

	Consumer Finance — 3.0%
26	Capital One Financial Corp.	2,186

	Diversified Financial Services — 1.5%
8	Berkshire Hathaway, Inc., Class B (a)	1,075

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 7.7%
47	American International Group, Inc.	2,580
68	Loews Corp.	3,010

		5,590

	Real Estate Investment Trusts (REITs) — 1.6%
33	Rayonier, Inc.	1,178

	Total Financials	14,940

	Health Care — 14.8%
	Biotechnology — 11.4%
10	Alexion Pharmaceuticals, Inc. (a)	1,570
8	Biogen Idec, Inc. (a)	2,399
52	Gilead Sciences, Inc. (a)	4,344

		8,313

	Pharmaceuticals — 3.4%
23	Johnson & Johnson	2,443

	Total Health Care	10,756

	Industrials — 6.6%
	Aerospace & Defense — 2.3%
14	United Technologies Corp.	1,654

	Road & Rail — 4.3%
29	Kansas City Southern	3,160

	Total Industrials	4,814

	Information Technology — 18.3%
	Internet Software & Services — 10.1%
28	Facebook, Inc., Class A (a)	1,894
9	Google, Inc., Class C (a)	5,460

		7,354

	IT Services — 3.3%
33	MasterCard, Inc., Class A	2,413

	Semiconductors & Semiconductor Equipment — 2.7%
43	ARM Holdings plc, (United Kingdom), ADR	1,941

	Software — 2.2%
27	salesforce.com, Inc. (a)	1,597

	Total Information Technology	13,305

	Materials — 1.8%
	Chemicals — 0.6%
11	Rayonier Advanced Materials, Inc. (a)	428

	Containers & Packaging — 1.2%
8	Rock-Tenn Co., Class A	861

	Total Materials	1,289

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 2.0%
	Electric Utilities — 2.0%
25	Edison International	1,473

	Total Common Stocks (Cost $65,653)	70,804

Short-Term Investment — 2.4%
	Investment Company — 2.4%
1,753	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,753)	1,753

	Total Investments — 99.9% (Cost $67,406)	72,557
	Other Assets in Excess of Liabilities — 0.1%	63

	NET ASSETS — 100.0%	$72,620

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.4%
	Consumer Discretionary — 11.8%
	Distributors — 0.7%
591	Genuine Parts Co.	51,869

	Hotels, Restaurants & Leisure — 1.8%
609	Brinker International, Inc.	29,649
1,013	Dunkin’ Brands Group, Inc.	46,418
745	Wyndham Worldwide Corp.	56,438

		132,505

	Media — 4.0%
1,362	Cinemark Holdings, Inc.	48,148
457	Comcast Corp., Class A	24,390
1,022	Omnicom Group, Inc.	72,769
214	Time Warner Cable, Inc.	31,595
1,381	Time Warner, Inc.	97,000
972	Time, Inc. (a)	23,544

		297,446

	Multiline Retail — 0.5%
714	Macy’s, Inc.	41,453

	Specialty Retail — 4.4%
1,750	Gap, Inc. (The)	72,750
790	Home Depot, Inc. (The)	63,994
1,429	L Brands, Inc.	83,821
573	Tiffany & Co.	57,413
790	Williams-Sonoma, Inc.	56,737

		334,715

	Textiles, Apparel & Luxury Goods — 0.4%
492	V.F. Corp.	31,018

	Total Consumer Discretionary	889,006

	Consumer Staples — 7.7%
	Beverages — 0.9%
1,542	Coca-Cola Co. (The)	65,322

	Food Products — 2.4%
660	Hershey Co. (The)	64,256
402	JM Smucker Co. (The)	42,888
1,961	Mondelez International, Inc., Class A	73,759

		180,903

	Household Products — 1.3%
1,246	Procter & Gamble Co. (The)	97,956

	Tobacco — 3.1%
1,241	Altria Group, Inc.	52,064
1,163	Lorillard, Inc.	70,937
1,326	Philip Morris International, Inc.	111,823

		234,824

	Total Consumer Staples	579,005

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 11.3%
	Oil, Gas & Consumable Fuels — 11.3%
1,401	Chevron Corp.	182,873
2,475	ConocoPhillips	212,175
1,670	Exxon Mobil Corp.	168,159
923	Kinder Morgan, Inc.	33,485
553	Marathon Petroleum Corp.	43,209
1,508	Occidental Petroleum Corp.	154,795
947	Williams Cos., Inc. (The)	55,111

	Total Energy	849,807

	Financials — 23.9%
	Banks — 10.1%
2,089	BB&T Corp.	82,350
577	Cullen/Frost Bankers, Inc.	45,851
431	M&T Bank Corp.	53,502
1,786	PNC Financial Services Group, Inc. (The)	159,038
1,707	U.S. Bancorp	73,958
6,521	Wells Fargo & Co.	342,730

		757,429

	Capital Markets — 4.2%
437	Ameriprise Financial, Inc.	52,411
298	BlackRock, Inc.	95,136
1,264	Northern Trust Corp.	81,189
1,008	T. Rowe Price Group, Inc.	85,079

		313,815

	Diversified Financial Services — 1.8%
1,297	CME Group, Inc.	92,029
520	McGraw Hill Financial, Inc.	43,169

		135,198

	Insurance — 6.2%
898	Arthur J. Gallagher & Co.	41,869
683	Cincinnati Financial Corp.	32,822
1,757	Hartford Financial Services Group, Inc. (The)	62,910
1,454	MetLife, Inc.	80,809
1,083	Prudential Financial, Inc.	96,144
1,352	Travelers Cos., Inc. (The)	127,147
777	Validus Holdings Ltd., (Bermuda)	29,731

		471,432

	Real Estate Investment Trusts (REITs) — 1.6%
281	Alexandria Real Estate Equities, Inc.	21,786
280	AvalonBay Communities, Inc.	39,744
367	Simon Property Group, Inc.	61,072
135	Washington Prime Group, Inc. (a)	2,522

		125,124

	Total Financials	1,802,998

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 12.5%
	Health Care Equipment & Supplies — 2.0%
915	Baxter International, Inc.	66,189
718	Becton, Dickinson and Co.	84,882

		151,071

	Pharmaceuticals — 10.5%
959	AbbVie, Inc.	54,117
2,066	Bristol-Myers Squibb Co.	100,212
2,842	Johnson & Johnson	297,314
2,675	Merck & Co., Inc.	154,724
6,314	Pfizer, Inc.	187,396

		793,763

	Total Health Care	944,834

	Industrials — 10.3%
	Aerospace & Defense — 2.6%
1,081	Honeywell International, Inc.	100,438
828	United Technologies Corp.	95,585

		196,023

	Air Freight & Logistics — 1.1%
793	United Parcel Service, Inc., Class B	81,366

	Electrical Equipment — 0.6%
688	Emerson Electric Co.	45,687

	Industrial Conglomerates — 1.2%
606	3M Co.	86,770

	Machinery — 2.9%
1,087	Illinois Tool Works, Inc.	95,214
1,472	PACCAR, Inc.	92,513
274	Snap-on, Inc.	32,428

		220,155

	Road & Rail — 1.5%
722	Norfolk Southern Corp.	74,415
379	Union Pacific Corp.	37,790

		112,205

	Trading Companies & Distributors — 0.4%
621	Fastenal Co.	30,741

	Total Industrials	772,947

	Information Technology — 10.5%
	Communications Equipment — 0.7%
705	QUALCOMM, Inc.	55,836

	IT Services — 2.7%
807	Accenture plc, (Ireland), Class A	65,246
870	Automatic Data Processing, Inc.	68,992

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,230	Fidelity National Information Services, Inc.	67,341

		201,579

	Semiconductors & Semiconductor Equipment — 3.8%
1,433	Analog Devices, Inc.	77,469
1,260	KLA-Tencor Corp.	91,530
1,364	Texas Instruments, Inc.	65,188
1,149	Xilinx, Inc.	54,353

		288,540

	Software — 1.1%
1,903	Microsoft Corp.	79,371

	Technology Hardware, Storage & Peripherals — 2.2%
1,774	Apple, Inc.	164,833

	Total Information Technology	790,159

	Materials — 2.1%
	Chemicals — 2.1%
182	Air Products & Chemicals, Inc.	23,401
341	Airgas, Inc.	37,131
832	E.I. du Pont de Nemours & Co.	54,454
194	PPG Industries, Inc.	40,747

	Total Materials	155,733

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
2,334	Verizon Communications, Inc.	114,210

	Utilities — 6.8%
	Electric Utilities — 2.9%
1,440	Edison International	83,662
875	NextEra Energy, Inc.	89,677
1,436	Xcel Energy, Inc.	46,283

		219,622

	Multi-Utilities — 3.9%
1,495	CMS Energy Corp.	46,569
512	Dominion Resources, Inc.	36,584
459	DTE Energy Co.	35,732
2,101	NiSource, Inc.	82,658
839	Sempra Energy	87,806

		289,349

	Total Utilities	508,971

	Total Common Stocks (Cost $5,789,500)	7,407,670

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
82,188	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $82,188)	82,188

	Total Investments — 99.5% (Cost $5,871,688)	7,489,858
	Other Assets in Excess of Liabilities — 0.5%	35,671

	NET ASSETS — 100.0%	$7,525,529

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 11.3%
	Hotels, Restaurants & Leisure — 1.1%
78	Marriott International, Inc., Class A	4,981

	Media — 6.1%
106	Comcast Corp., Class A	5,712
101	DISH Network Corp., Class A (a)	6,540
84	Gannett Co., Inc.	2,639
75	Time Warner, Inc.	5,248
94	Twenty-First Century Fox, Inc., Class B	3,211
55	Walt Disney Co. (The)	4,750

		28,100

	Specialty Retail — 3.6%
8	AutoZone, Inc. (a)	4,188
160	Best Buy Co., Inc.	4,971
56	Home Depot, Inc. (The)	4,501
32	Tiffany & Co.	3,248

		16,908

	Textiles, Apparel & Luxury Goods — 0.5%
74	Coach, Inc.	2,516

	Total Consumer Discretionary	52,505

	Consumer Staples — 6.1%
	Beverages — 1.4%
55	Dr. Pepper Snapple Group, Inc.	3,228
45	Molson Coors Brewing Co., Class B	3,307

		6,535

	Food & Staples Retailing — 1.2%
76	CVS Caremark Corp.	5,698

	Food Products — 1.6%
53	Campbell Soup Co.	2,423
81	Kraft Foods Group, Inc.	4,850

		7,273

	Household Products — 1.2%
69	Procter & Gamble Co. (The)	5,435

	Tobacco — 0.7%
82	Altria Group, Inc.	3,456

	Total Consumer Staples	28,397

	Energy — 15.3%
	Energy Equipment & Services — 1.1%
44	Ensco plc, (United Kingdom), Class A	2,428
32	National Oilwell Varco, Inc.	2,644

		5,072

	Oil, Gas & Consumable Fuels — 14.2%
107	Chevron Corp.	13,963

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
113	ConocoPhillips	9,677
71	Devon Energy Corp.	5,629
33	Energen Corp.	2,906
157	Exxon Mobil Corp.	15,796
135	Kinder Morgan, Inc.	4,902
99	Occidental Petroleum Corp.	10,119
37	Phillips 66	2,947

		65,939

	Total Energy	71,011

	Financials — 30.7%
	Banks — 9.7%
338	Bank of America Corp.	5,189
81	BB&T Corp.	3,186
140	Citigroup, Inc.	6,592
34	M&T Bank Corp.	4,230
46	PNC Financial Services Group, Inc. (The)	4,061
128	SunTrust Banks, Inc.	5,140
65	U.S. Bancorp	2,798
268	Wells Fargo & Co.	14,086

		45,282

	Capital Markets — 8.2%
56	Ameriprise Financial, Inc.	6,720
14	BlackRock, Inc.	4,538
53	Goldman Sachs Group, Inc. (The)	8,941
233	Invesco Ltd.	8,788
49	Northern Trust Corp.	3,121
69	T. Rowe Price Group, Inc.	5,808

		37,916

	Consumer Finance — 2.1%
125	Ally Financial, Inc. (a)	2,998
84	Capital One Financial Corp.	6,914

		9,912

	Diversified Financial Services — 2.8%
65	Berkshire Hathaway, Inc., Class B (a)	8,176
56	McGraw Hill Financial, Inc.	4,641

		12,817

	Insurance — 5.3%
38	Chubb Corp. (The)	3,530
247	Hartford Financial Services Group, Inc. (The)	8,834
90	Loews Corp.	3,939
92	Prudential Financial, Inc.	8,149

		24,452

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 2.6%
53	HCP, Inc.	2,193
66	Ventas, Inc.	4,205
53	Vornado Realty Trust	5,614

		12,012

	Total Financials	142,391

	Health Care — 11.1%
	Health Care Equipment & Supplies — 1.4%
42	Baxter International, Inc.	3,022
31	Becton, Dickinson and Co.	3,608

		6,630

	Health Care Providers & Services — 3.0%
58	Humana, Inc.	7,383
79	UnitedHealth Group, Inc.	6,450

		13,833

	Pharmaceuticals — 6.7%
116	Bristol-Myers Squibb Co.	5,632
137	Johnson & Johnson	14,355
100	Merck & Co., Inc.	5,778
176	Pfizer, Inc.	5,232

		30,997

	Total Health Care	51,460

	Industrials — 7.6%
	Aerospace & Defense — 2.5%
75	Honeywell International, Inc.	6,943
40	United Technologies Corp.	4,618

		11,561

	Construction & Engineering — 0.6%
34	Fluor Corp.	2,645

	Electrical Equipment — 0.9%
65	Emerson Electric Co.	4,300

	Industrial Conglomerates — 2.5%
27	3M Co.	3,882
287	General Electric Co.	7,532

		11,414

	Machinery — 1.0%
78	PACCAR, Inc.	4,913

	Trading Companies & Distributors — 0.1%
8	NOW, Inc. (a)	291

	Total Industrials	35,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 9.8%
	Communications Equipment — 2.3%
214	Cisco Systems, Inc.	5,316
72	QUALCOMM, Inc.	5,710

		11,026

	IT Services — 1.5%
34	Accenture plc, (Ireland), Class A	2,708
23	International Business Machines Corp.	4,187

		6,895

	Semiconductors & Semiconductor Equipment — 1.9%
231	Applied Materials, Inc.	5,216
49	KLA-Tencor Corp.	3,537

		8,753

	Software — 2.1%
232	Microsoft Corp.	9,679

	Technology Hardware, Storage & Peripherals — 2.0%
101	Apple, Inc.	9,367

	Total Information Technology	45,720

	Materials — 1.1%
	Chemicals — 1.1%
79	E.I. du Pont de Nemours & Co.	5,137

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
153	Verizon Communications, Inc.	7,502

	Utilities — 4.1%
	Electric Utilities — 1.8%
46	Edison International	2,650
53	NextEra Energy, Inc.	5,431

		8,081

	Multi-Utilities — 2.3%
170	CMS Energy Corp.	5,293
53	Sempra Energy	5,518

		10,811

	Total Utilities	18,892

	Total Common Stocks (Cost $291,372)	458,139

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
4,891	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $4,891)	4,891

	Total Investments — 99.8% (Cost $296,263)	463,030
	Other Assets in Excess of Liabilities — 0.2%	838

	NET ASSETS — 100.0%	$463,868

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
		Consumer Discretionary — 12.5%
		Auto Components — 0.3%
—	(h)	TRW Automotive Holdings Corp. (a)	16

		Automobiles — 0.7%
1		General Motors Co.	33

		Hotels, Restaurants & Leisure — 1.3%
—	(h)	McDonald’s Corp. (m)	3
—	(h)	Royal Caribbean Cruises Ltd.	19
—	(h)	Starbucks Corp.	25
—	(h)	Yum! Brands, Inc.	16

			63

		Household Durables — 0.6%
—	(h)	Harman International Industries, Inc.	11
—	(h)	NVR, Inc. (a)	1
1		PulteGroup, Inc.	13
—	(h)	Whirlpool Corp.	2

			27

		Internet & Catalog Retail — 1.1%
—	(h)	Amazon.com, Inc. (a)	39
—	(h)	Priceline Group, Inc. (The) (a)	18

			57

		Media — 4.3%
—	(h)	CBS Corp. (Non-Voting), Class B (m)	4
1		Comcast Corp., Class A	68
—	(h)	DIRECTV (a)	2
—	(h)	DISH Network Corp., Class A (a)	10
—	(h)	Time Warner Cable, Inc.	22
1		Time Warner, Inc.	61
—	(h)	Time, Inc. (a)	3
1		Twenty-First Century Fox, Inc., Class A	18
—	(h)	Walt Disney Co. (The) (m)	30

			218

		Multiline Retail — 0.4%
—	(h)	Dollar General Corp. (a)	5
—	(h)	Dollar Tree, Inc. (a)	3
—	(h)	Macy’s, Inc.	13

			21

		Specialty Retail — 3.1%
—	(h)	AutoZone, Inc. (a)	24
—	(h)	Gap, Inc. (The)	2
1		Home Depot, Inc. (The)	57
1		Lowe’s Cos., Inc.	40
—	(h)	Ross Stores, Inc.	8

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — continued
1		TJX Cos., Inc. (The)	27

			158

		Textiles, Apparel & Luxury Goods — 0.7%
—	(h)	Lululemon Athletica, Inc., (Canada) (a)	2
1		V.F. Corp.	33

			35

		Total Consumer Discretionary	628

		Consumer Staples — 9.4%
		Beverages — 2.4%
1		Coca-Cola Co. (The) (m)	54
—	(h)	Constellation Brands, Inc., Class A (a)	20
—	(h)	Dr. Pepper Snapple Group, Inc.	17
—	(h)	Molson Coors Brewing Co., Class B	7
—	(h)	PepsiCo, Inc.	25

			123

		Food & Staples Retailing — 1.8%
—	(h)	Costco Wholesale Corp.	23
1		CVS Caremark Corp. (m)	51
—	(h)	Kroger Co. (The) (m)	5
—	(h)	Wal-Mart Stores, Inc.	11

			90

		Food Products — 2.0%
1		Archer-Daniels-Midland Co. (m)	29
—	(h)	General Mills, Inc. (m)	21
—	(h)	Kellogg Co. (m)	7
1		Mondelez International, Inc., Class A	43

			100

		Household Products — 1.7%
—	(h)	Kimberly-Clark Corp.	13
1		Procter & Gamble Co. (The)	74

			87

		Personal Products — 0.2%
—	(h)	Estee Lauder Cos., Inc. (The), Class A	8

		Tobacco — 1.3%
1		Philip Morris International, Inc.	63

		Total Consumer Staples	471

		Energy — 10.0%
		Energy Equipment & Services — 2.6%
—	(h)	Ensco plc, (United Kingdom), Class A	22
—	(h)	FMC Technologies, Inc. (a)	4
—	(h)	Halliburton Co. (m)	25

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Energy Equipment & Services — continued
—	(h)	Noble Corp. plc, (United Kingdom)	7
1		Schlumberger Ltd.	76

			134

		Oil, Gas & Consumable Fuels — 7.4%
—	(h)	Anadarko Petroleum Corp.	21
—	(h)	Cheniere Energy, Inc. (a)	9
1		Chevron Corp.	84
—	(h)	EOG Resources, Inc.	26
—	(h)	EQT Corp.	11
1		Exxon Mobil Corp. (m)	107
—	(h)	Hess Corp. (m)	18
1		Marathon Oil Corp.	33
—	(h)	Marathon Petroleum Corp.	10
—	(h)	Occidental Petroleum Corp.	30
—	(h)	Phillips 66	2
—	(h)	Pioneer Natural Resources Co.	3
—	(h)	QEP Resources, Inc.	6
—	(h)	Valero Energy Corp.	12

			372

		Total Energy	506

		Financials — 15.1%
		Banks — 5.9%
5		Bank of America Corp.	71
—	(h)	BB&T Corp.	6
1		Citigroup, Inc.	60
—	(h)	Cullen/Frost Bankers, Inc.	3
—	(h)	PNC Financial Services Group, Inc. (The)	25
—	(h)	SunTrust Banks, Inc.	5
—	(h)	SVB Financial Group (a)	5
—	(h)	U.S. Bancorp	3
2		Wells Fargo & Co.	120

			298

		Capital Markets — 2.4%
1		Charles Schwab Corp. (The)	23
—	(h)	Goldman Sachs Group, Inc. (The)	14
1		Invesco Ltd.	27
1		Morgan Stanley	37
—	(h)	State Street Corp.	19

			120

		Consumer Finance — 0.4%
—	(h)	American Express Co. (m)	4
—	(h)	Capital One Financial Corp.	17
—	(h)	Navient Corp.	1

			22

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — 1.4%
—	(h)	Berkshire Hathaway, Inc., Class B (a)	49
—	(h)	CME Group, Inc.	6
—	(h)	Intercontinental Exchange, Inc.	18

			73

		Insurance — 2.9%
1		ACE Ltd., (Switzerland)	53
—	(h)	Axis Capital Holdings Ltd., (Bermuda)	7
—	(h)	Marsh & McLennan Cos., Inc. (m)	20
1		MetLife, Inc.	46
		— (h) Prudential Financial, Inc.	12
		— (h) XL Group plc, (Ireland)	7

			145

		Real Estate Investment Trusts (REITs) — 2.1%
—	(h)	American Tower Corp. (m)	3
—	(h)	AvalonBay Communities, Inc. (m)	15
—	(h)	Boston Properties, Inc. (m)	4
1		DiamondRock Hospitality Co. (m)	10
—	(h)	Extra Space Storage, Inc. (m)	2
—	(h)	General Growth Properties, Inc. (m)	3
—	(h)	Highwoods Properties, Inc. (m)	6
—	(h)	Host Hotels & Resorts, Inc. (m)	1
—	(h)	Kilroy Realty Corp. (m)	4
—	(h)	Liberty Property Trust (m)	8
—	(h)	Mid-America Apartment Communities, Inc. (m)	8
—	(h)	Prologis, Inc. (m)	9
—	(h)	Public Storage (m)	3
—	(h)	Simon Property Group, Inc. (m)	20
—	(h)	Ventas, Inc. (m)	7

			103

		Total Financials	761

		Health Care — 12.9%
		Biotechnology — 2.9%
—	(h)	Alexion Pharmaceuticals, Inc. (a)	13
—	(h)	Biogen Idec, Inc. (a)	51
1		Celgene Corp. (a)	56
—	(h)	Gilead Sciences, Inc. (a)	14
—	(h)	Vertex Pharmaceuticals, Inc. (a)	13

			147

		Health Care Equipment & Supplies — 2.2%
1		Abbott Laboratories (m)	35
—	(h)	Baxter International, Inc.	11
2		Boston Scientific Corp. (a)	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Health Care Equipment & Supplies — continued
—	(h)	Covidien plc, (Ireland)	13
—	(h)	Stryker Corp.	31

			114

		Health Care Providers & Services — 1.9%
—	(h)	Aetna, Inc.	18
—	(h)	Humana, Inc. (m)	33
—	(h)	McKesson Corp.	17
—	(h)	UnitedHealth Group, Inc.	26

			94

		Health Care Technology — 0.2%
—	(h)	athenahealth, Inc. (a)	2
—	(h)	Cerner Corp. (a)	7

			9

		Pharmaceuticals — 5.7%
—	(h)	Actavis plc (a)	7
—	(h)	Allergan, Inc.	15
1		Bristol-Myers Squibb Co.	54
1		Johnson & Johnson (m)	131
1		Merck & Co., Inc.	58
—	(h)	Perrigo Co. plc, (Ireland)	13
—	(h)	Pfizer, Inc.	10

			288

		Total Health Care	652

		Industrials — 10.9%
		Aerospace & Defense — 2.8%
1		Honeywell International, Inc. (m)	54
—	(h)	L-3 Communications Holdings, Inc.	17
1		United Technologies Corp.	69

			140

		Airlines — 0.5%
—	(h)	Delta Air Lines, Inc.	12
—	(h)	United Continental Holdings, Inc. (a)	16

			28

		Building Products — 0.4%
1		Masco Corp. (m)	18

		Commercial Services & Supplies — 0.1%
—	(h)	Tyco International Ltd., (Switzerland)	5

		Construction & Engineering — 0.9%
1		Fluor Corp. (m)	45
—	(h)	Quanta Services, Inc. (a)	2

			47

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment — 1.5%
—	(h)	Eaton Corp. plc	38
1		Emerson Electric Co.	36

			74

		Industrial Conglomerates — 0.8%
1		General Electric Co. (m)	38

		Machinery — 1.2%
—	(h)	Caterpillar, Inc. (m)	1
—	(h)	Deere & Co. (m)	11
1		PACCAR, Inc.	40
—	(h)	Snap-on, Inc.	2
—	(h)	SPX Corp.	6

			60

		Road & Rail — 2.3%
1		CSX Corp. (m)	44
—	(h)	Norfolk Southern Corp.	2
1		Union Pacific Corp.	71

			117

		Trading Companies & Distributors — 0.4%
—	(h)	W.W. Grainger, Inc.	20

		Total Industrials	547

		Information Technology — 18.4%
		Communications Equipment — 2.3%
2		Cisco Systems, Inc.	61
1		QUALCOMM, Inc.	52

			113

		Electronic Equipment, Instruments & Components — 0.3%
—	(h)	Corning, Inc.	8
—	(h)	TE Connectivity Ltd., (Switzerland)	9

			17

		Internet Software & Services — 3.1%
—	(h)	eBay, Inc. (a)	21
—	(h)	Facebook, Inc., Class A (a)	21
—	(h)	Google, Inc., Class A (a)	58
—	(h)	Google, Inc., Class C (a)	58

			158

		IT Services — 2.9%
—	(h)	Accenture plc, (Ireland), Class A	35
—	(h)	Alliance Data Systems Corp. (a)	9
—	(h)	Cognizant Technology Solutions Corp.,
		Class A (a)	24
—	(h)	International Business Machines Corp. (m)	21
—	(h)	Visa, Inc., Class A	54

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		IT Services — continued
—	(h)	Xerox Corp.	2

			145

		Semiconductors & Semiconductor Equipment — 2.2%
1		Applied Materials, Inc.	13
—	(h)	Avago Technologies Ltd., (Singapore)	19
—	(h)	Broadcom Corp., Class A	4
—	(h)	Freescale Semiconductor Ltd. (a)	8
—	(h)	KLA-Tencor Corp.	17
—	(h)	Lam Research Corp.	29
1		ON Semiconductor Corp. (a)	5
—	(h)	Xilinx, Inc.	16

			111

		Software — 3.9%
—	(h)	Adobe Systems, Inc. (a)	29
—	(h)	CA, Inc. (m)	3
—	(h)	Citrix Systems, Inc. (a)	17
3		Microsoft Corp.	112
1		Oracle Corp.	27
—	(h)	VMware, Inc., Class A (a)	7

			195

		Technology Hardware, Storage & Peripherals — 3.7%
2		Apple, Inc. (m)	160
—	(h)	EMC Corp.	11
—	(h)	Hewlett-Packard Co. (m)	14

			185

		Total Information Technology	924

		Materials — 2.8%
		Chemicals — 1.3%
—	(h)	Axiall Corp.	8
—	(h)	Dow Chemical Co. (The) (m)	19
—	(h)	Monsanto Co.	28
—	(h)	Mosaic Co. (The)	11

			66

		Construction Materials — 0.1%
—	(h)	Martin Marietta Materials, Inc. (m)	8

		Containers & Packaging — 0.3%
—	(h)	Ball Corp.	2
—	(h)	Crown Holdings, Inc. (a)	10
—	(h)	Sealed Air Corp.	2

			14

		Metals & Mining — 1.0%
2		Alcoa, Inc. (m)	25

SHARES		SECURITY DESCRIPTION	VALUE($)

		Metals & Mining — continued
—	(h)	Freeport-McMoRan Copper & Gold, Inc.	10
1		United States Steel Corp.	13

			48

		Paper & Forest Products — 0.1%
—	(h)	International Paper Co. (m)	6

		Total Materials	142

		Telecommunication Services — 1.6%
		Diversified Telecommunication Services — 1.6%
—	(h)	AT&T, Inc.	6
2		Verizon Communications, Inc. (m)	75

		Total Telecommunication Services	81

		Utilities — 3.7%
		Electric Utilities — 2.2%
—	(h)	American Electric Power Co., Inc.	19
—	(h)	Edison International	16
—	(h)	Entergy Corp.	20
1		Exelon Corp.	21
—	(h)	NextEra Energy, Inc.	34

			110

		Gas Utilities — 0.2%
		Questar Corp.	8

		Multi-Utilities — 1.3%
—	(h)	CenterPoint Energy, Inc.	10
—	(h)	CMS Energy Corp. (m)	14
—	(h)	Dominion Resources, Inc.	17
—	(h)	NiSource, Inc.	16
—	(h)	Public Service Enterprise Group, Inc.	1
—	(h)	Sempra Energy	8

			66

		Total Utilities	184

		Total Common Stocks (Cost $4,597)	4,896

Exchange Traded Fund — 1.0%
		U.S. Equity — 1.0%
—	(h)	SPDR S&P 500 ETF Trust (Cost $52)	52

NUMBER OF CONTRACTS
Options Purchased — 1.0%
		Put Options Purchased: — 1.0%
—	(h)	S&P 500 Index, Expiring 09/30/14 at $1,850.000, European Style	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Options contracts)

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE($)
Options Purchased — continued
		Put Options Purchased: — continued
—	(h)	S&P 500 Index, Expiring 09/30/14 at $1,875.000, European Style	26

		Total Put Options Purchased (Cost $49)	49

SHARES
Short-Term Investment — 0.1%
		Investment Company — 0.1%
5		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $5)	5

		Total Investments — 99.4% (Cost $4,703)	5,002
		Other Assets in Excess of Liabilities — 0.6%	33

		NET ASSETS — 100.0%	$5,035

Percentages indicated are based on net assets.

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $19.)	$2,025.000	9/30/14	18	$(19)
S&P 500 Index, European Style (Premiums received of $13.)	2,000.000	9/30/14	7	(13)

				$(32)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $5.)	$1,575.000	9/30/14	25	$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.8%
	Consumer Discretionary — 24.3%
	Auto Components — 1.1%
2,383	Delphi Automotive plc, (United Kingdom)	163,807

	Automobiles — 1.5%
916	Tesla Motors, Inc. (a)	219,823

	Hotels, Restaurants & Leisure — 4.2%
219	Chipotle Mexican Grill, Inc. (a)	129,878
2,971	Las Vegas Sands Corp.	226,465
3,496	Starbucks Corp.	270,493

		626,836

	Internet & Catalog Retail — 6.1%
913	Amazon.com, Inc. (a)	296,635
353	Netflix, Inc. (a)	155,311
387	Priceline Group, Inc. (The) (a)	465,080

		917,026

	Media — 5.8%
6,745	Comcast Corp., Class A	362,045
3,586	Liberty Global plc, (United Kingdom), Series C (a)	151,728
1,718	Time Warner, Inc.	120,689
2,764	Walt Disney Co. (The)	237,003

		871,465

	Specialty Retail — 3.5%
1,432	Gap, Inc. (The)	59,516
5,673	Home Depot, Inc. (The)	459,310

		518,826

	Textiles, Apparel & Luxury Goods — 2.1%
3,465	Michael Kors Holdings Ltd., (Hong Kong) (a)	307,174

	Total Consumer Discretionary	3,624,957

	Consumer Staples — 3.5%
	Food & Staples Retailing — 2.1%
1,646	Costco Wholesale Corp.	189,565
1,698	CVS Caremark Corp.	127,971

		317,536

	Food Products — 0.7%
838	Keurig Green Mountain, Inc.	104,361

	Household Products — 0.7%
1,597	Colgate-Palmolive Co.	108,904

	Total Consumer Staples	530,801

	Energy — 4.4%
	Energy Equipment & Services — 0.5%
1,305	FMC Technologies, Inc. (a)	79,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.9%
6,486	Cabot Oil & Gas Corp.	221,446
1,866	Marathon Petroleum Corp.	145,710
904	Pioneer Natural Resources Co.	207,725

		574,881

	Total Energy	654,577

	Financials — 4.0%
	Capital Markets — 2.6%
541	Affiliated Managers Group, Inc. (a)	111,163
370	BlackRock, Inc.	118,284
4,864	TD Ameritrade Holding Corp.	152,486

		381,933

	Diversified Financial Services — 1.4%
2,388	Moody’s Corp.	209,332

	Total Financials	591,265

	Health Care — 18.9%
	Biotechnology — 13.2%
2,040	Alexion Pharmaceuticals, Inc. (a)	318,781
1,041	Biogen Idec, Inc. (a)	328,364
4,653	Celgene Corp. (a)	399,634
6,841	Gilead Sciences, Inc. (a)	567,188
776	Regeneron Pharmaceuticals, Inc. (a)	219,253
1,392	Vertex Pharmaceuticals, Inc. (a)	131,823

		1,965,043

	Health Care Providers & Services — 2.4%
2,047	AmerisourceBergen Corp.	148,713
1,144	McKesson Corp.	212,987

		361,700

	Health Care Technology — 0.2%
713	Cerner Corp. (a)	36,802

	Life Sciences Tools & Services — 0.9%
763	Illumina, Inc. (a)	136,297

	Pharmaceuticals — 2.2%
2,589	Valeant Pharmaceuticals International, Inc. (a)	326,512

	Total Health Care	2,826,354

	Industrials — 10.0%
	Aerospace & Defense — 2.9%
2,666	Honeywell International, Inc.	247,795
734	Precision Castparts Corp.	185,363

		433,158

	Airlines — 1.7%
6,397	Delta Air Lines, Inc.	247,672

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Building Products — 0.4%
1,562	Fortune Brands Home & Security, Inc.	62,359

	Industrial Conglomerates — 0.4%
418	Roper Industries, Inc.	61,018

	Machinery — 1.0%
2,016	Flowserve Corp.	149,867

	Road & Rail — 3.6%
1,277	J.B. Hunt Transport Services, Inc.	94,180
1,503	Kansas City Southern	161,555
2,877	Union Pacific Corp.	286,941

		542,676

	Total Industrials	1,496,750

	Information Technology — 27.9%
	Communications Equipment — 0.4%
741	QUALCOMM, Inc.	58,648

	Electronic Equipment, Instruments & Components — 0.9%
1,404	Amphenol Corp., Class A	135,261

	Internet Software & Services — 10.6%
475	Baidu, Inc., (China), ADR (a)	88,679
8,489	Facebook, Inc., Class A (a)	571,238
670	Google, Inc., Class A (a)	391,890
765	Google, Inc., Class C (a)	439,960
530	LinkedIn Corp., Class A (a)	90,913

		1,582,680

	IT Services — 6.6%
155	Alliance Data Systems Corp. (a)	43,650
2,326	Cognizant Technology Solutions Corp.,
	Class A (a)	113,770
6,669	MasterCard, Inc., Class A	489,971
1,642	Visa, Inc., Class A	346,028

		993,419

	Semiconductors & Semiconductor Equipment — 4.3%
4,553	ARM Holdings plc, (United Kingdom), ADR	205,969
3,137	ASML Holding N.V., (Netherlands)	292,576
2,077	Avago Technologies Ltd., (Singapore)	149,675

		648,220

	Software — 2.8%
2,097	Adobe Systems, Inc. (a)	151,754
3,923	salesforce.com, Inc. (a)	227,842
573	Splunk, Inc. (a)	31,726

		411,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 2.3%
1,243	3D Systems Corp. (a)	74,349
2,942	Apple, Inc.	273,390

		347,739

	Total Information Technology	4,177,289

	Materials — 6.8%
	Chemicals — 6.8%
1,312	Ecolab, Inc.	146,045
2,524	LyondellBasell Industries N.V., Class A	246,468
1,238	Monsanto Co.	154,416
857	PPG Industries, Inc.	180,014
1,371	Sherwin-Williams Co. (The)	283,736

	Total Materials	1,010,679

	Total Common Stocks (Cost $10,650,349)	14,912,672

Short-Term Investment — 0.4%
	Investment Company — 0.4%
62,826	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $62,826)	62,826

	Total Investments — 100.2% (Cost $10,713,175)	14,975,498
	Liabilities in Excess of Other Assets — (0.2)%	(29,766)

	NET ASSETS — 100.0%	$14,945,732

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 11.9%
	Auto Components — 1.4%
129	TRW Automotive Holdings Corp. (a)	11,514

	Automobiles — 3.8%
228	Ford Motor Co.	3,929
755	General Motors Co.	27,393

		31,322

	Hotels, Restaurants & Leisure — 0.4%
65	Royal Caribbean Cruises Ltd.	3,631

	Household Durables — 1.7%
108	D.R. Horton, Inc.	2,647
145	KB Home	2,699
41	Mohawk Industries, Inc. (a)	5,714
43	Ryland Group, Inc. (The)	1,712
75	Taylor Morrison Home Corp., Class A (a)	1,670

		14,442

	Media — 2.4%
90	Comcast Corp., Class A	4,821
138	Time Warner, Inc.	9,698
202	Time, Inc. (a)	4,901

		19,420

	Multiline Retail — 0.8%
67	Macy’s, Inc.	3,910
46	Target Corp.	2,637

		6,547

	Specialty Retail — 1.4%
152	Best Buy Co., Inc.	4,701
141	Lowe’s Cos., Inc.	6,781

		11,482

	Total Consumer Discretionary	98,358

	Consumer Staples — 2.6%
	Beverages — 0.7%
78	Molson Coors Brewing Co., Class B	5,747

	Food & Staples Retailing — 1.9%
121	CVS Caremark Corp.	9,150
132	Kroger Co. (The)	6,520

		15,670

	Total Consumer Staples	21,417

	Energy — 14.5%
	Energy Equipment & Services — 1.1%
81	Ensco plc, (United Kingdom), Class A	4,516
60	Halliburton Co.	4,246

		8,762

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 13.4%
48	Anadarko Petroleum Corp.	5,287
71	Apache Corp.	7,124
268	Chevron Corp.	35,003
93	ConocoPhillips	7,973
221	Exxon Mobil Corp.	22,208
238	Marathon Oil Corp.	9,497
125	Occidental Petroleum Corp.	12,870
79	Phillips 66	6,354
13	TransCanada Corp., (Canada)	625
72	Valero Energy Corp.	3,607

		110,548

	Total Energy	119,310

	Financials — 27.2%
	Banks — 14.4%
2,221	Bank of America Corp.	34,134
137	BB&T Corp.	5,382
536	Citigroup, Inc.	25,261
117	Commerce Bancshares, Inc.	5,427
70	East West Bancorp, Inc.	2,460
271	First Horizon National Corp.	3,209
355	First Niagara Financial Group, Inc.	3,104
124	FirstMerit Corp.	2,447
267	Regions Financial Corp.	2,838
28	SVB Financial Group (a)	3,289
26	Webster Financial Corp.	817
586	Wells Fargo & Co.	30,804

		119,172

	Capital Markets — 4.4%
147	Charles Schwab Corp. (The)	3,970
102	Invesco Ltd.	3,860
514	Morgan Stanley	16,614
172	State Street Corp.	11,578

		36,022

	Consumer Finance — 0.3%
109	Ally Financial, Inc. (a)	2,599

	Diversified Financial Services — 0.2%
9	Intercontinental Exchange, Inc.	1,606

	Insurance — 7.9%
128	ACE Ltd., (Switzerland)	13,310
250	Hartford Financial Services Group, Inc. (The)	8,938
476	MetLife, Inc.	26,459

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
182	Prudential Financial, Inc.	16,162

		64,869

	Total Financials	224,268

	Health Care — 15.2%
	Health Care Equipment & Supplies — 3.0%
140	Abbott Laboratories (m)	5,714
873	Boston Scientific Corp. (a)	11,143
93	CareFusion Corp. (a)	4,111
30	Stryker Corp.	2,487
13	Zimmer Holdings, Inc.	1,309

		24,764

	Health Care Providers & Services — 6.4%
171	Aetna, Inc.	13,889
82	Cigna Corp.	7,533
75	Humana, Inc.	9,519
270	UnitedHealth Group, Inc.	22,087

		53,028

	Pharmaceuticals — 5.8%
55	Bristol-Myers Squibb Co.	2,645
352	Johnson & Johnson	36,814
146	Merck & Co., Inc.	8,448

		47,907

	Total Health Care	125,699

	Industrials — 12.2%
	Aerospace & Defense — 1.4%
51	Honeywell International, Inc.	4,750
58	United Technologies Corp.	6,673

		11,423

	Airlines — 1.1%
83	Delta Air Lines, Inc.	3,198
148	United Continental Holdings, Inc. (a)	6,091

		9,289

	Building Products — 0.4%
33	Fortune Brands Home & Security, Inc.	1,302
102	Masco Corp.	2,262

		3,564

	Construction & Engineering — 2.2%
233	Fluor Corp.	17,901

	Electrical Equipment — 2.8%
203	Eaton Corp. plc	15,660
118	Emerson Electric Co.	7,824

		23,484

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 1.4%
183	PACCAR, Inc.	11,492

	Road & Rail — 2.9%
564	CSX Corp.	17,380
19	Kansas City Southern	2,064
41	Norfolk Southern Corp.	4,183

		23,627

	Total Industrials	100,780

	Information Technology — 8.4%
	Communications Equipment — 1.5%
484	Cisco Systems, Inc.	12,030

	IT Services — 0.8%
51	Fidelity National Information Services, Inc.	2,792
19	International Business Machines Corp.	3,480

		6,272

	Semiconductors & Semiconductor Equipment — 3.2%
57	Broadcom Corp., Class A	2,101
196	Freescale Semiconductor Ltd. (a)	4,597
104	KLA-Tencor Corp.	7,556
111	Lam Research Corp.	7,522
214	ON Semiconductor Corp. (a)	1,958
126	Teradyne, Inc.	2,477

		26,211

	Software — 1.0%
40	Citrix Systems, Inc. (a)	2,527
147	Microsoft Corp.	6,109

		8,636

	Technology Hardware, Storage & Peripherals — 1.9%
85	Apple, Inc.	7,908
238	Hewlett-Packard Co.	8,019

		15,927

	Total Information Technology	69,076

	Materials — 4.1%
	Chemicals — 1.4%
215	Axiall Corp.	10,178
27	Methanex Corp., (Canada)	1,656

		11,834

	Metals & Mining — 2.7%
754	Alcoa, Inc.	11,230
130	Alumina Ltd., (Australia), ADR (a)	658
122	Century Aluminum Co. (a)	1,909
155	Freeport-McMoRan Copper & Gold, Inc.	5,661
33	Newmont Mining Corp.	845

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — continued
71	United States Steel Corp.	1,849

		22,152

	Total Materials	33,986

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
166	Verizon Communications, Inc.	8,113

	Utilities — 2.1%
	Electric Utilities — 1.6%
85	Edison International	4,928
26	Entergy Corp.	2,101
167	Exelon Corp.	6,092

		13,121

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.5%
164	CenterPoint Energy, Inc.	4,191

	Total Utilities	17,312

	Total Common Stocks (Cost $658,449)	818,319

Short-Term Investment — 0.2%
	Investment Company — 0.2%
1,458	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,458)	1,458

	Total Investments — 99.4% (Cost $659,907)	819,777
	Other Assets in Excess of Liabilities — 0.6%	4,670

	NET ASSETS — 100.0%	$824,447

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 15.0%
	Auto Components — 0.8%
108	Delphi Automotive plc, (United Kingdom)	7,402
20	Johnson Controls, Inc.	991
105	Lear Corp.	9,370
105	Magna International, Inc., (Canada)	11,324
701	TRW Automotive Holdings Corp. (a)	62,753

		91,840

	Automobiles — 1.7%
4,634	General Motors Co.	168,211
41	Tesla Motors, Inc. (a)	9,943

		178,154

	Hotels, Restaurants & Leisure — 1.2%
10	Chipotle Mexican Grill, Inc. (a)	5,862
134	Las Vegas Sands Corp.	10,245
555	Royal Caribbean Cruises Ltd.	30,859
771	Starbucks Corp.	59,623
347	Yum! Brands, Inc.	28,166

		134,755

	Household Durables — 0.7%
273	Harman International Industries, Inc.	29,314
4	NVR, Inc. (a)	4,027
1,357	PulteGroup, Inc.	27,352
289	Toll Brothers, Inc. (a)	10,672

		71,365

	Internet & Catalog Retail — 1.6%
258	Amazon.com, Inc. (a)	83,668
16	Netflix, Inc. (a)	7,016
66	Priceline Group, Inc. (The) (a)	78,874

		169,558

	Media — 5.9%
371	CBS Corp. (Non-Voting), Class B	23,023
3,722	Comcast Corp., Class A	199,805
463	DISH Network Corp., Class A (a)	30,162
165	Liberty Global plc, (United Kingdom), Series C (a)	6,992
175	Time Warner Cable, Inc.	25,817
3,505	Time Warner, Inc.	246,235
181	Time, Inc. (a)	4,391
1,772	Twenty-First Century Fox, Inc., Class A	62,293
499	Walt Disney Co. (The)	42,806

		641,524

	Multiline Retail — 0.1%
195	Dollar Tree, Inc. (a)	10,620

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.4%
64	Gap, Inc. (The)	2,668
1,512	Home Depot, Inc. (The)	122,404
1,602	Lowe’s Cos., Inc.	76,869
1,002	TJX Cos., Inc. (The)	53,268

		255,209

	Textiles, Apparel & Luxury Goods — 0.6%
198	Lululemon Athletica, Inc., (Canada) (a)	7,995
157	Michael Kors Holdings Ltd., (Hong Kong) (a)	13,910
86	Ralph Lauren Corp.	13,754
396	V.F. Corp.	24,958

		60,617

	Total Consumer Discretionary	1,613,642

	Consumer Staples — 6.2%
	Beverages — 1.7%
2,927	Coca-Cola Co. (The)	123,969
82	Coca-Cola Enterprises, Inc.	3,937
316	Constellation Brands, Inc., Class A (a)	27,849
369	Dr. Pepper Snapple Group, Inc.	21,587
60	Molson Coors Brewing Co., Class B	4,435

		181,777

	Food & Staples Retailing — 1.2%
377	Costco Wholesale Corp.	43,384
1,214	CVS Caremark Corp.	91,464

		134,848

	Food Products — 1.1%
369	Archer-Daniels-Midland Co.	16,271
605	General Mills, Inc.	31,762
38	Keurig Green Mountain, Inc.	4,703
1,710	Mondelez International, Inc., Class A	64,331

		117,067

	Household Products — 1.3%
234	Colgate-Palmolive Co.	15,968
1,606	Procter & Gamble Co. (The)	126,223

		142,191

	Personal Products — 0.1%
123	Estee Lauder Cos., Inc. (The), Class A	9,163

	Tobacco — 0.8%
1,033	Philip Morris International, Inc.	87,057

	Total Consumer Staples	672,103

	Energy — 10.3%
	Energy Equipment & Services — 2.8%
420	Ensco plc, (United Kingdom), Class A	23,360

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
59	FMC Technologies, Inc. (a)	3,583
317	Halliburton Co.	22,532
2,134	Schlumberger Ltd.	251,670

		301,145

	Oil, Gas & Consumable Fuels — 7.5%
366	Anadarko Petroleum Corp.	40,047
293	Cabot Oil & Gas Corp.	10,019
126	Cheniere Energy, Inc. (a)	9,067
1,479	Chevron Corp.	193,030
211	ConocoPhillips	18,106
418	EOG Resources, Inc.	48,887
261	EQT Corp.	27,902
2,248	Exxon Mobil Corp.	226,309
250	Hess Corp.	24,729
1,697	Marathon Oil Corp.	67,754
172	Marathon Petroleum Corp.	13,426
786	Occidental Petroleum Corp.	80,668
73	Phillips 66	5,905
41	Pioneer Natural Resources Co.	9,395
110	Southwestern Energy Co. (a)	5,013
665	Valero Energy Corp.	33,333

		813,590

	Total Energy	1,114,735

	Financials — 15.2%
	Banks — 6.0%
12,115	Bank of America Corp.	186,209
79	BB&T Corp.	3,111
3,140	Citigroup, Inc.	147,877
340	East West Bancorp, Inc.	11,885
807	Huntington Bancshares, Inc.	7,702
63	PNC Financial Services Group, Inc. (The)	5,584
115	SVB Financial Group (a)	13,467
5,295	Wells Fargo & Co.	278,305

		654,140

	Capital Markets — 3.6%
24	Affiliated Managers Group, Inc. (a)	5,012
251	Ameriprise Financial, Inc.	30,120
17	BlackRock, Inc.	5,335
1,715	Charles Schwab Corp. (The)	46,182
155	Goldman Sachs Group, Inc. (The)	25,987
1,833	Invesco Ltd.	69,206
4,357	Morgan Stanley	140,860
765	State Street Corp.	51,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
382	TD Ameritrade Holding Corp.	11,966

		386,126

	Consumer Finance — 0.4%
115	American Express Co.	10,901
440	Capital One Financial Corp.	36,370

		47,271

	Diversified Financial Services — 0.8%
212	CME Group, Inc.	15,046
326	Intercontinental Exchange Inc.	61,552
108	Moody’s Corp.	9,468

		86,066

	Insurance — 3.9%
1,569	ACE Ltd., (Switzerland)	162,712
104	Axis Capital Holdings Ltd., (Bermuda)	4,587
24	Everest Re Group Ltd., (Bermuda)	3,913
687	Hartford Financial Services Group, Inc. (The)	24,600
139	Lincoln National Corp.	7,130
1,894	Marsh & McLennan Cos., Inc.	98,170
1,372	MetLife, Inc.	76,206
463	Prudential Financial, Inc.	41,085

		418,403

	Real Estate Investment Trusts (REITs) — 0.5%
176	Boston Properties, Inc.	20,828
186	Simon Property Group, Inc.	30,963

		51,791

	Total Financials	1,643,797

	Health Care — 14.5%
	Biotechnology — 3.9%
347	Alexion Pharmaceuticals, Inc. (a)	54,146
469	Biogen Idec, Inc. (a)	147,893
1,396	Celgene Corp. (a)	119,849
310	Gilead Sciences, Inc. (a)	25,710
35	Regeneron Pharmaceuticals, Inc. (a)	9,922
681	Vertex Pharmaceuticals, Inc. (a)	64,476

		421,996

	Health Care Equipment & Supplies — 1.6%
1,215	Abbott Laboratories	49,683
125	Baxter International, Inc.	9,045
5,998	Boston Scientific Corp. (a)	76,592
8	CareFusion Corp. (a)	350
437	Stryker Corp.	36,861

		172,531

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 3.4%
354	Aetna, Inc.	28,703
92	AmerisourceBergen Corp.	6,717
661	Humana, Inc.	84,470
278	McKesson Corp.	51,781
2,370	UnitedHealth Group, Inc.	193,739

		365,410

	Health Care Technology — 0.1%
47	athenahealth, Inc. (a)	5,846
198	Cerner Corp. (a)	10,218

		16,064

	Life Sciences Tools & Services — 0.1%
34	Illumina, Inc. (a)	6,152

	Pharmaceuticals — 5.4%
60	Allergan, Inc.	10,234
2,658	Bristol-Myers Squibb Co.	128,950
3,664	Johnson & Johnson	383,303
640	Merck & Co., Inc.	37,011
65	Perrigo Co. plc, (Ireland)	9,483
117	Valeant Pharmaceuticals International, Inc. (a)	14,785

		583,766

	Total Health Care	1,565,919

	Industrials — 10.6%
	Aerospace & Defense — 3.6%
1,852	Honeywell International, Inc.	172,173
226	L-3 Communications Holdings, Inc.	27,327
34	Precision Castparts Corp.	8,650
1,534	United Technologies Corp.	177,151

		385,301

	Airlines — 1.1%
1,192	Delta Air Lines, Inc.	46,135
1,660	United Continental Holdings, Inc. (a)	68,161

		114,296

	Building Products — 0.4%
461	Fortune Brands Home & Security, Inc.	18,399
1,341	Masco Corp.	29,772

		48,171

	Construction & Engineering — 1.0%
1,448	Fluor Corp.	111,315

	Electrical Equipment — 1.4%
972	Eaton Corp. plc	75,057
1,070	Emerson Electric Co.	70,988

		146,045

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.0% (g)
19	Roper Industries, Inc.	2,817

	Machinery — 1.6%
311	Flowserve Corp.	23,149
335	Ingersoll-Rand plc	20,951
1,625	PACCAR, Inc.	102,097
164	SPX Corp.	17,771
45	WABCO Holdings, Inc. (a)	4,807

		168,775

	Road & Rail — 1.4%
89	Canadian Pacific Railway Ltd., (Canada)	16,134
2,078	CSX Corp.	64,033
59	J.B. Hunt Transport Services, Inc.	4,329
68	Kansas City Southern	7,299
616	Union Pacific Corp.	61,459

		153,254

	Trading Companies & Distributors — 0.1%
38	W.W. Grainger, Inc.	9,756

	Total Industrials	1,139,730

	Information Technology — 19.6%
	Communications Equipment — 2.1%
2,877	Cisco Systems, Inc.	71,495
215	Juniper Networks, Inc. (a)	5,271
1,851	QUALCOMM, Inc.	146,627

		223,393

	Electronic Equipment, Instruments & Components — 0.0% (g)
63	Amphenol Corp., Class A	6,107

	Internet Software & Services — 3.7%
21	Baidu, Inc., (China), ADR (a)	3,990
69	eBay, Inc. (a)	3,430
385	Facebook, Inc., Class A (a)	25,894
260	Google, Inc., Class A (a)	152,111
357	Google, Inc., Class C (a)	205,459
24	LinkedIn Corp., Class A (a)	4,170

		395,054

	IT Services — 3.0%
1,011	Accenture plc, (Ireland), Class A	81,699
122	Alliance Data Systems Corp. (a)	34,306
854	Cognizant Technology Solutions Corp., Class A (a)	41,785
277	Fidelity National Information Services, Inc.	15,135
324	MasterCard, Inc., Class A	23,772

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — continued
586	Visa, Inc., Class A	123,442

		320,139

	Semiconductors & Semiconductor Equipment — 4.2%
211	ARM Holdings plc, (United Kingdom), ADR	9,549
146	ASML Holding N.V., (Netherlands)	13,598
1,663	Avago Technologies Ltd., (Singapore)	119,879
1,274	Broadcom Corp., Class A	47,282
1,257	Freescale Semiconductor Ltd. (a)	29,549
1,614	KLA-Tencor Corp.	117,213
1,302	Lam Research Corp.	88,017
988	ON Semiconductor Corp. (a)	9,027
944	Teradyne, Inc.	18,508
19	Xilinx, Inc.	913

		453,535

	Software — 3.5%
982	Adobe Systems, Inc. (a)	71,067
548	Citrix Systems, Inc. (a)	34,251
5,001	Microsoft Corp.	208,541
917	Oracle Corp.	37,166
177	salesforce.com, Inc. (a)	10,307
26	Splunk, Inc. (a)	1,415
170	VMware, Inc., Class A (a)	16,436

		379,183

	Technology Hardware, Storage & Peripherals — 3.1%
56	3D Systems Corp. (a)	3,337
3,529	Apple, Inc.	327,994

		331,331

	Total Information Technology	2,108,742

	Materials — 3.8%
	Chemicals — 1.9%
410	Axiall Corp.	19,365
443	Dow Chemical Co. (The)	22,788
59	Ecolab, Inc.	6,595
118	LyondellBasell Industries N.V., Class A	11,506
173	Methanex Corp., (Canada)	10,676
593	Monsanto Co.	74,022
656	Mosaic Co. (The)	32,439
39	PPG Industries, Inc.	8,137
103	Sherwin-Williams Co. (The)	21,395

		206,923

	Containers & Packaging — 0.2%
317	Crown Holdings, Inc. (a)	15,791

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — continued
90	Packaging Corp. of America	6,420

		22,211

	Metals & Mining — 1.7%
4,768	Alcoa, Inc.	70,992
1,543	Freeport-McMoRan Copper & Gold, Inc.	56,308
2,224	United States Steel Corp.	57,909

		185,209

	Total Materials	414,343

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
3,215	Verizon Communications, Inc.	157,301

	Utilities — 2.1%
	Electric Utilities — 1.3%
151	Edison International	8,798
313	Entergy Corp.	25,727
949	Exelon Corp.	34,614
713	NextEra Energy, Inc.	73,037

		142,176

	Multi-Utilities — 0.8%
628	CenterPoint Energy, Inc.	16,027
294	CMS Energy Corp.	9,158
470	Dominion Resources, Inc.	33,629
357	NiSource, Inc.	14,042
188	Public Service Enterprise Group, Inc.	7,672

		80,528

	Total Utilities	222,704

	Total Common Stocks (Cost $7,349,084)	10,653,016

Short-Term Investment — 1.3%
	Investment Company — 1.3%
142,784	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $142,784)	142,784

	Total Investments — 100.1% (Cost $7,491,868)	10,795,800
	Liabilities in Excess of Other Assets — (0.1)%	(16,156)

	NET ASSETS — 100.0%	$10,779,644

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
774	E-mini S&P 500	09/19/14	$75,558	$490

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand shares or contracts.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$4,249,044		$271,868		$70,804
Investments in affiliates, at value	23,917		10,584		1,753

Total investment securities, at value	4,272,961		282,452		72,557
Cash	—	(a)	—		—
Receivables:
Investment securities sold	8,408		—		—
Fund shares sold	6,231		488		141
Dividends from non-affiliates	3,093		92		32
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Variation margin on futures contracts	5		—		—

Total Assets	4,290,698		283,032		72,730

LIABILITIES:
Payables:
Distributions	198		—		—
Investment securities purchased	8,541		—		—
Fund shares redeemed	2,539		4		—
Accrued liabilities:
Investment advisory fees	885		137		38
Administration fees	294		19		5
Shareholder servicing fees	90		57		8
Distribution fees	42		6		—	(a)
Custodian and accounting fees	67		14		16
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	—	(a)
Registration Fee	—		—		15
Audit Fees	27		28		22
Other	27		2		6

Total Liabilities	12,712		267		110

Net Assets	$4,277,986		$282,765		$72,620

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$3,438,347	$234,167	$67,566
Accumulated undistributed (distributions in excess of) net investment income	831	(429)	62
Accumulated net realized gains (losses)	156,126	3,615	(159)
Net unrealized appreciation (depreciation)	682,682	45,412	5,151

Total Net Assets	$4,277,986	$282,765	$72,620

Net Assets:
Class A	$206,635	$16,996	$423
Class C	—	4,416	133
Class R5	—	45	—
Class R6	3,598,945	—	—
Institutional Class	389,507	—	—
Select Class	82,899	261,308	72,064

Total	$4,277,986	$282,765	$72,620

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,710	710	18
Class C	—	190	6
Class R5	—	2	—
Class R6	150,868	—	—
Institutional Class	16,330	—	—
Select Class	3,471	10,737	3,044

Net Asset Value (a):
Class A — Redemption price per share	$23.73	$23.95	$23.56
Class C — Offering price per share (b)	—	23.19	23.24
Class R5 — Offering and redemption price per share	—	24.65	—
Class R6 — Offering and redemption price per share	23.85	—	—
Institutional Class — Offering and redemption price per share	23.85	—	—
Select Class — Offering and redemption price per share	23.88	24.34	23.67
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.04	$25.28	$24.87

Cost of investments in non-affiliates	$3,566,715	$226,456	$65,653
Cost of investments in affiliates	23,917	10,584	1,753

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$7,407,670	$458,139		$4,997
Investments in affiliates, at value	82,188	4,891		5

Total investment securities, at value	7,489,858	463,030		5,002
Cash	—	—		—	(a)
Receivables:
Investment securities sold	11,985	918		161
Fund shares sold	39,361	360		36
Interest and dividends from non-affiliates	11,063	505		5
Dividends from affiliates	2	—	(a)	—	(a)
Due from Adviser	—	—		71
Deferred offering costs	—	—		48

Total Assets	7,552,269	464,813		5,323

LIABILITIES:
Payables:
Due to custodian	1	—		—
Distributions	4,476	67		5
Investment securities purchased	8,804	—		158
Fund shares redeemed	7,411	329		—
Outstanding options written, at fair value	—	—		37
Accrued liabilities:
Investment advisory fees	2,052	151		—
Administration fees	506	31		—
Shareholder servicing fees	1,362	95		1
Distribution fees	978	96		—	(a)
Custodian and accounting fees	109	18		25
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)
Transfer agent fees	709	111		2
Audit Fees	18	22		58
Other	314	25		2

Total Liabilities	26,740	945		288

Net Assets	$7,525,529	$463,868		$5,035

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$5,822,657	$301,470	$4,861
Accumulated undistributed (distributions in excess of) net investment income	1,539	(17)	(3)
Accumulated net realized gains (losses)	83,163	(4,352)	(122)
Net unrealized appreciation (depreciation)	1,618,170	166,767	299

Total Net Assets	$7,525,529	$463,868	$5,035

Net Assets:
Class A	$2,360,750	$419,465	$569
Class B	3,932	2,660	—
Class C	805,494	14,619	53
Class R2	28,733	—	—
Class R5	307,700	—	53
Class R6	551,378	—	53
Select Class	3,467,542	27,124	4,307

Total	$7,525,529	$463,868	$5,035

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	172,831	9,385	36
Class B	290	61	—
Class C	59,700	354	3
Class R2	2,107	—	—
Class R5	22,214	—	3
Class R6	39,830	—	3
Select Class	250,395	582	273

Net Asset Value (a):
Class A — Redemption price per share	$13.66	$44.70	$15.74
Class B — Offering price per share (b)	13.56	43.65	—
Class C — Offering price per share (b)	13.49	41.31	15.76
Class R2 — Offering and redemption price per share	13.64	—	—
Class R5 — Offering and redemption price per share	13.85	—	15.76
Class R6 — Offering and redemption price per share	13.84	—	15.76
Select Class — Offering and redemption price per share	13.85	46.58	15.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.42	$47.18	$16.61

Cost of investments in non-affiliates	$5,789,500	$291,372	$4,698
Cost of investments in affiliates	82,188	4,891	5
Premiums received from options written	—	—	37

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,912,672	$818,319		$10,653,016
Investments in affiliates, at value	62,826	1,458		142,784

Total investment securities, at value	14,975,498	819,777		10,795,800
Cash	—	—		4
Deposits at broker for futures contracts	—	—		3,364
Receivables:
Investment securities sold	21,369	11,277		32,913
Fund shares sold	18,083	281		20,193
Dividends from non-affiliates	4,486	552		7,170
Dividends from affiliates	2	—	(a)	1
Variation margin on futures contracts	—	—		15

Total Assets	15,019,438	831,887		10,859,460

LIABILITIES:
Payables:
Due to custodian	4	—	(a)	—
Distributions	—	30		2,630
Investment securities purchased	—	6,582		54,748
Fund shares redeemed	59,958	161		15,603
Accrued liabilities:
Investment advisory fees	5,571	268		3,457
Administration fees	1,023	56		726
Shareholder servicing fees	1,815	149		1,041
Distribution fees	1,448	27		397
Custodian and accounting fees	276	30		210
Trustees’ and Chief Compliance Officer’s fees	8	11		6
Other	3,603	126		998

Total Liabilities	73,706	7,440		79,816

Net Assets	$14,945,732	$824,447		$10,779,644

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$10,644,772	$582,659	$7,202,004
Accumulated undistributed (distributions in excess of) net investment income	(17,137)	(56)	572
Accumulated net realized gains (losses)	55,774	81,974	272,646
Net unrealized appreciation (depreciation)	4,262,323	159,870	3,304,422

Total Net Assets	$14,945,732	$824,447	$10,779,644

Net Assets:
Class A	$5,044,428	$92,161	$1,172,752
Class B	7,472	1,893	4,250
Class C	523,972	11,646	175,265
Class R2	222,421	455	126,549
Class R5	1,400,112	4,433	441,628
Class R6	2,709,590	50,923	2,392,416
Institutional Class	—	—	4,178,050
Select Class	5,037,737	662,936	2,288,734

Total	$14,945,732	$824,447	$10,779,644

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	155,272	5,542	78,582
Class B	261	116	289
Class C	18,498	717	11,994
Class R2	6,936	27	8,527
Class R5	42,758	268	29,517
Class R6	82,622	3,090	159,758
Institutional Class	—	—	279,370
Select Class	154,911	40,384	153,216

Net Asset Value (a):
Class A — Redemption price per share	$32.49	$16.63	$14.92
Class B — Offering price per share (b)	28.60	16.39	14.70
Class C — Offering price per share (b)	28.33	16.25	14.61
Class R2 — Offering and redemption price per share	32.07	16.58	14.84
Class R5 — Offering and redemption price per share	32.75	16.54	14.96
Class R6 — Offering and redemption price per share	32.80	16.48	14.98
Institutional Class — Offering and redemption price per share	—	—	14.96
Select Class — Offering and redemption price per share	32.52	16.42	14.94
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.29	$17.55	$15.75

Cost of investments in non-affiliates	$10,650,349	$658,449	$7,349,084
Cost of investments in affiliates	62,826	1,458	142,784

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3	$—	$—
Dividend income from non-affiliates	58,588	1,315	384
Dividend income from affiliates	12	1	—	(a)

Total investment income	58,603	1,316	384

EXPENSES:
Investment advisory fees	7,846	1,207	211
Administration fees	2,618	168	27
Distribution fees:
Class A	394	11	—	(a)
Class C	—	11	1
Shareholder servicing fees:
Class A	394	11	1
Class C	—	4	—	(a)
Class R5	—	— (a)	—
Institutional Class	291	—	—
Select Class	157	488	80
Custodian and accounting fees	114	26	27
Professional fees	76	48	41
Trustees’ and Chief Compliance Officer’s fees	30	2	—	(a)
Printing and mailing costs	58	10	10
Registration and filing fees	101	84	80
Transfer agent fees	484	24	7
Other	54	11	7

Total expenses	12,617	2,105	492

Less amounts waived	(535)	(81)	(97)
Less expense reimbursements	—	—	(73)

Net expenses	12,082	2,024	322

Net investment income (loss)	46,521	(708)	62

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	230,990	7,600	(77)
Futures	9,359	—	—

Net realized gain (loss)	240,349	7,600	(77)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	432,864	30,946	4,489
Futures	305	—	—

Change in net unrealized appreciation/depreciation	433,169	30,946	4,489

Net realized/unrealized gains (losses)	673,518	38,546	4,412

Change in net assets resulting from operations	$720,039	$37,838	$4,474

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund(a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$163,270	$9,808		$33
Dividend income from affiliates	35	1		—	(b)

Total investment income	163,305	9,809		33

EXPENSES:
Investment advisory fees	24,062	1,714		4
Administration fees	5,024	358		1
Distribution fees:
Class A	4,535	969		—	(b)
Class B	32	21		—
Class C	4,680	84		—	(b)
Class R2	104	—		—
Shareholder servicing fees:
Class A	4,535	969		—	(b)
Class B	11	7		—
Class C	1,560	28		—	(b)
Class R2	52	—		—
Class R5	124	—		—	(b)
Select Class	7,200	68		4
Custodian and accounting fees	198	33		25
Interest expense to affiliates	—	—	(b)	—
Professional fees	88	44		79
Trustees’ and Chief Compliance Officer’s fees	55	5		—	(b)
Printing and mailing costs	390	44		1
Registration and filing fees	635	131		2
Transfer agent fees	3,341	461		4
Offering costs	—	—		57
Other	101	12		6

Total expenses	56,727	4,948		183

Less amounts waived	(1,658)	(88)		(6)
Less expense reimbursements	—	—		(168)

Net expenses	55,069	4,860		9

Net investment income (loss)	108,236	4,949		24

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	125,411	51,392		(62)
Options written	—	—		(60)

Net realized gain (loss)	125,411	51,392		(122)

Distributions of capital gains received from investment company affiliates	1	—	(b)	—
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	934,953	34,471		299
Options Written	—	—		—	(b)

Change in net unrealized appreciation/depreciation	934,953	34,471		299

Net realized/unrealized gains (losses)	1,060,365	85,863		177

Change in net assets resulting from operations	$1,168,601	$90,812		$201

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$109,290	$15,703		$164,723
Dividend income from affiliates	99	4		21

Total investment income	109,389	15,707		164,744

EXPENSES:
Investment advisory fees	73,090	3,103		37,819
Administration fees	12,215	648		7,899
Distribution fees:
Class A	11,505	177		2,556
Class B	66	13		33
Class C	3,633	67		1,074
Class R2	1,092	2		507
Shareholder servicing fees:
Class A	11,505	177		2,556
Class B	22	5		11
Class C	1,211	22		358
Class R2	546	1		254
Class R5	664	5		219
Institutional Class	—	—		2,820
Select Class	13,400	1,589		7,487
Custodian and accounting fees	472	45		360
Interest expense to affiliates	—	—	(a)	—	(a)
Professional fees	196	40		147
Trustees’ and Chief Compliance Officer’s fees	138	29		97
Printing and mailing costs	1,010	23		577
Registration and filing fees	704	92		356
Transfer agent fees	12,374	226		4,747
Other	248	97		213

Total expenses	144,091	6,361		70,090

Less amounts waived	(5,869)	(222)		(2,290)

Net expenses	138,222	6,139		67,800

Net investment income (loss)	(28,833)	9,568		96,944

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	571,342	122,050		724,520
Futures	1,482	1,885		12,307

Net realized gain (loss)	572,824	123,935		736,827

Distributions of capital gains received from investment company affiliates	1	4		2
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,563,782	35,976		1,331,528
Futures	—	—		938

Change in net unrealized appreciation/depreciation	2,563,782	35,976		1,332,466

Net realized/unrealized gains (losses)	3,136,607	159,915		2,069,295

Change in net assets resulting from operations	$3,107,774	$169,483		$2,166,239

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,521	$23,459	$(708)	$(90)
Net realized gain (loss)	240,349	139,123	7,600	(26)
Change in net unrealized appreciation/depreciation	433,169	122,739	30,946	9,369

Change in net assets resulting from operations	720,039	285,321	37,838	9,253

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,624)	(897)	—	—
From net realized gains	(9,242)	(1,388)	—	—
Class R6
From net investment income	(39,209)	(19,141)	—	—
From net realized gains	(139,746)	(36,007)	—	—
Institutional Class
From net investment income	(4,083)	(2,982)	—	—
From net realized gains	(16,849)	(6,783)	—	—
Select Class
From net investment income	(775)	(417)	—	—
From net realized gains	(3,550)	(904)	—	—

Total distributions to shareholders	(215,078)	(68,519)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,946,173	377,140	142,647	53,837

NET ASSETS:
Change in net assets	2,451,134	593,942	180,485	63,090
Beginning of period	1,826,852	1,232,910	102,280	39,190

End of period	$4,277,986	$1,826,852	$282,765	$102,280

Accumulated undistributed (distributions in excess of) net investment income	$831	$294	$(429)	$(159)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62	$4	$108,236	$74,912
Net realized gain (loss)	(77)	251	125,411	69,841
Distributions of capital gains received from investment company affiliates	—	—	1	—
Change in net unrealized appreciation/depreciation	4,489	434	934,953	479,810

Change in net assets resulting from operations	4,474	689	1,168,601	624,563

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(31,236)	(19,317)
From net realized gains	(5)	—	(30,026)	(5,498)
Class B
From net investment income	—	—	(50)	(70)
From net realized gains	—	—	(74)	(29)
Class C
From net investment income	—	—	(7,992)	(4,350)
From net realized gains	(2)	—	(10,640)	(1,406)
Class R2
From net investment income	—	—	(317)	(121)
From net realized gains	—	—	(336)	(24)
Class R5
From net investment income	—	—	(5,124)	(3,934)
From net realized gains	—	—	(3,803)	(977)
Class R6
From net investment income	—	—	(9,298)	(3,107)
From net realized gains	—	—	(7,928)	(431)
Select Class
From net investment income	— (a)	(5)	(54,801)	(42,429)
From net realized gains	(259)	—	(46,326)	(11,551)

Total distributions to shareholders	(266)	(5)	(207,951)	(93,244)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	64,555	5	2,056,118	1,764,743

NET ASSETS:
Change in net assets	68,763	689	3,016,768	2,296,062
Beginning of period	3,857	3,168	4,508,761	2,212,699

End of period	$72,620	$3,857	$7,525,529	$4,508,761

Accumulated undistributed (distributions in excess of) net investment income	$62	$— (a)	$1,539	$2,120

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2014(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,949	$4,234	$24
Net realized gain (loss)	51,392	29,391	(122)
Distributions of capital gains received from investment company affiliates	— (b)	—	—
Change in net unrealized appreciation/depreciation	34,471	45,073	299

Change in net assets resulting from operations	90,812	78,698	201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,431)	(4,024)	(4)
Return of capital			(1)
Class B
From net investment income	(18)	(25)	—
Class C
From net investment income	(99)	(55)	— (b)
Return of capital			— (b)
Class R5
From net investment income	—	—	— (b)
Return of capital			— (b)
Class R6
From net investment income	—	—	— (b)
Return of capital			(1)
Select Class
From net investment income	(332)	(234)	(23)
Return of capital			(20)

Total distributions to shareholders	(4,880)	(4,338)	(49)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(17,280)	12,439	4,883

NET ASSETS:
Change in net assets	68,652	86,799	5,035
Beginning of period	395,216	308,417	—

End of period	$463,868	$395,216	$5,035

Accumulated undistributed (distributions in excess of) net investment income	$(17)	$(79)	$(3)

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(28,833)	$46,607	$9,568	$8,082
Net realized gain (loss)	572,824	(326,384)	123,935	99,795
Distributions of capital gains received from investment company affiliates	1	—	4	—
Change in net unrealized appreciation/depreciation	2,563,782	1,289,666	35,976	52,178

Change in net assets resulting from operations	3,107,774	1,009,889	169,483	160,055

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(8,070)	(861)	(343)
From net realized gains	—	—	(1,655)	—
Class B
From net investment income	—	(3)	(12)	(9)
From net realized gains	—	—	(50)	—
Class C
From net investment income	—	(501)	(68)	(28)
From net realized gains	—	—	(233)	—
Class R2
From net investment income	—	(401)	(3)	(3)
From net realized gains	—	—	(14)	—
Class R5
From net investment income	—	(6,158)	(116)	(293)
From net realized gains	—	—	(599)	—
Class R6
From net investment income	—	(12,750)	(724)	(389)
From net realized gains	—	—	(1,655)	—
Select Class
From net investment income	—	(20,306)	(8,031)	(7,078)
From net realized gains	—	—	(21,436)	—

Total distributions to shareholders	—	(48,189)	(35,457)	(8,143)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	275,053	3,684,331	(6,000)	(90,864)

NET ASSETS:
Change in net assets	3,382,827	4,646,031	128,026	61,048
Beginning of period	11,562,905	6,916,874	696,421	635,373

End of period	$14,945,732	$11,562,905	$824,447	$696,421

Accumulated undistributed (distributions in excess of) net investment income	$(17,137)	$(4,932)	$(56)	$205

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	U.S. Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$96,944	$92,748
Net realized gain (loss)	736,827	480,203
Distributions of capital gains received from investment company affiliates	2	—
Change in net unrealized appreciation/depreciation	1,332,466	947,694

Change in net assets resulting from operations	2,166,239	1,520,645

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,068)	(8,381)
From net realized gains	(67,000)	(15,212)
Class B
From net investment income	(13)	(28)
From net realized gains	(307)	(97)
Class C
From net investment income	(512)	(586)
From net realized gains	(9,496)	(1,789)
Class R2
From net investment income	(595)	(467)
From net realized gains	(6,636)	(981)
Class R5
From net investment income	(4,728)	(5,910)
From net realized gains	(27,833)	(8,373)
Class R6
From net investment income	(23,536)	(17,082)
From net realized gains	(124,852)	(21,719)
Institutional Class
From net investment income	(34,846)	(12,288)
From net realized gains	(245,150)	(14,514)
Select Class
From net investment income	(24,079)	(48,777)
From net realized gains	(143,301)	(80,114)

Total distributions to shareholders	(720,952)	(236,318)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,347,074	249,947

NET ASSETS:
Change in net assets	2,792,361	1,534,274
Beginning of period	7,987,283	6,453,009

End of period	$10,779,644	$7,987,283

Accumulated undistributed (distributions in excess of) net investment income	$572	$931

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$110,205	$96,937	$18,137	$—
Distributions reinvested	10,845	2,272	—	—
Cost of shares redeemed	(42,738)	(28,925)	(1,412)	—

Change in net assets resulting from Class A capital transactions	$78,312	$70,284	$16,725	$—

Class C
Proceeds from shares issued	$—	$—	$4,982	$—
Cost of shares redeemed	—	—	(705)	—

Change in net assets resulting from Class C capital transactions	$—	$—	$4,277	$—

Class R5
Proceeds from shares issued	$—	$—	$4	$—
Cost of shares redeemed	—	—	— (a)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$4	$—

Class R6
Proceeds from shares issued	$1,799,308	$438,811	$—	$—
Distributions reinvested	178,948	55,148	—	—
Cost of shares redeemed	(264,127)	(227,923)	—	—

Change in net assets resulting from Class R6 capital transactions	$1,714,129	$266,036	$—	$—

Institutional Class
Proceeds from shares issued	$148,282	$86,438	$—	$—
Distributions reinvested	18,575	9,649	—	—
Cost of shares redeemed	(45,570)	(75,564)	—	—

Change in net assets resulting from Institutional Class capital transactions	$121,287	$20,523	$—	$—

Select Class
Proceeds from shares issued	$43,804	$26,750	$133,469	$69,660
Distributions reinvested	3,427	943	—	—
Cost of shares redeemed	(14,786)	(7,396)	(11,828)	(15,823)

Change in net assets resulting from Select Class capital transactions	$32,445	$20,297	$121,641	$53,837

Total change in net assets resulting from capital transactions	$1,946,173	$377,140	$142,647	$53,837

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014		Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	5,011	5,299	763		—
Reinvested	507	125	—		—
Redeemed	(1,927)	(1,500)	(60)		—

Change in Class A Shares	3,591	3,924	703		—

Class C
Issued	—	—	214		—
Redeemed	—	—	(31)		—

Change in Class C Shares	—	—	183		—

Class R5
Issued	—	—	—	(a)	—
Redeemed	—	—	—	(a)	—

Change in Class R5 Shares	—	—	—	(a)	—

Class R6
Issued	82,159	22,846	—		—
Reinvested	8,286	3,035	—		—
Redeemed	(11,337)	(12,719)	—		—

Change in Class R6 Shares	79,108	13,162	—		—

Institutional Class
Issued	6,620	4,518	—		—
Reinvested	862	534	—		—
Redeemed	(2,038)	(3,999)	—		—

Change in Institutional Class Shares	5,444	1,053	—		—

Select Class
Issued	1,997	1,414	5,952		3,788
Reinvested	159	52	—		—
Redeemed	(673)	(391)	(526)		(900)

Change in Select Class Shares	1,483	1,075	5,426		2,888

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$490	$—	$1,182,529	$737,962
Distributions reinvested	5	—	59,065	23,473
Cost of shares redeemed	(167)	—	(454,907)	(202,721)

Change in net assets resulting from Class A capital transactions	$328	$—	$786,687	$558,714

Class B
Proceeds from shares issued	$—	$—	$1,047	$666
Distributions reinvested	—	—	112	87
Cost of shares redeemed	—	—	(1,961)	(1,725)

Change in net assets resulting from Class B capital transactions	$—	$—	$(802)	$(972)

Class C
Proceeds from shares issued	$62	$—	$374,473	$268,094
Distributions reinvested	2	—	15,425	4,630
Cost of shares redeemed	(12)	—	(89,920)	(34,460)

Change in net assets resulting from Class C capital transactions	$52	$—	$299,978	$238,264

Class R2
Proceeds from shares issued	$—	$—	$19,772	$12,892
Distributions reinvested	—	—	652	145
Cost of shares redeemed	—	—	(8,361)	(2,395)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$12,063	$10,642

Class R5
Proceeds from shares issued	$—	$—	$133,602	$118,180
Distributions reinvested	—	—	8,807	4,911
Cost of shares redeemed	—	—	(103,835)	(32,438)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$38,574	$90,653

Class R6
Proceeds from shares issued	$—	$—	$392,844	$213,112
Distributions reinvested	—	—	14,091	2,662
Cost of shares redeemed	—	—	(150,821)	(74,123)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$256,114	$141,651

Select Class
Proceeds from shares issued	$74,941	$—	$1,343,746	$1,117,631
Distributions reinvested	100	5	51,006	23,225
Cost of shares redeemed	(10,866)	—	(731,248)	(415,065)

Change in net assets resulting from Select Class capital transactions	$64,175	$5	$663,504	$725,791

Total change in net assets resulting from capital transactions	$64,555	$5	$2,056,118	$1,764,743

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Equity Focus Fund			Equity Income Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013		Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	22	—		93,449	68,181
Reinvested	— (a)	—		4,669	2,207
Redeemed	(7)	—		(35,883)	(18,810)

Change in Class A Shares	15	—		62,235	51,578

Class B
Issued	—	—		85	62
Reinvested	—	—		9	8
Redeemed	—	—		(156)	(163)

Change in Class B Shares	—	—		(62)	(93)

Class C
Issued	4	—		30,145	24,888
Reinvested	— (a)	—		1,238	440
Redeemed	(1)	—		(7,181)	(3,212)

Change in Class C Shares	3	—		24,202	22,116

Class R2
Issued	—	—		1,554	1,186
Reinvested	—	—		52	13
Redeemed	—	—		(649)	(220)

Change in Class R2 Shares	—	—		957	979

Class R5
Issued	—	—		10,246	10,685
Reinvested	—	—		687	456
Redeemed	—	—		(8,034)	(3,032)

Change in Class R5 Shares	—	—		2,899	8,109

Class R6
Issued	—	—		30,669	19,542
Reinvested	—	—		1,095	241
Redeemed	—	—		(11,733)	(7,073)

Change in Class R6 Shares	—	—		20,031	12,710

Select Class
Issued	3,320	—		104,808	102,846
Reinvested	5	—	(a)	3,973	2,161
Redeemed	(475)	—		(56,929)	(38,275)

Change in Select Class Shares	2,850	—		51,852	66,732

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2014(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,727	$35,245	$1,573
Distributions reinvested	4,239	3,805	4
Cost of shares redeemed	(50,548)	(46,195)	(1,009)

Change in net assets resulting from Class A capital transactions	$(14,582)	$(7,145)	$568

Class B
Proceeds from shares issued	$86	$46	$—
Distributions reinvested	18	24	—
Cost of shares redeemed	(996)	(1,068)	—

Change in net assets resulting from Class B capital transactions	$(892)	$(998)	$—

Class C
Proceeds from shares issued	$6,964	$3,658	$50
Distributions reinvested	89	50	—	(b)
Cost of shares redeemed	(2,395)	(1,194)	—

Change in net assets resulting from Class C capital transactions	$4,658	$2,514	$50

Class R5
Proceeds from shares issued	$—	$—	$50
Distributions reinvested	—	—	1

Change in net assets resulting from Class R5 capital transactions	$—	$—	$51

Class R6
Proceeds from shares issued	$—	$—	$50
Distributions reinvested	—	—	1

Change in net assets resulting from Class R6 capital transactions	$—	$—	$51

Select Class
Proceeds from shares issued	$19,582	$29,596	$4,125
Distributions reinvested	296	181	38
Cost of shares redeemed	(26,342)	(11,709)	—

Change in net assets resulting from Select Class capital transactions	$(6,464)	$18,068	$4,163

Total change in net assets resulting from capital transactions	$(17,280)	$12,439	$4,883

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2014(a)
SHARE TRANSACTIONS:
Class A
Issued	791	1,056	100
Reinvested	102	113	—	(b)
Redeemed	(1,258)	(1,393)	(64)

Change in Class A Shares	(365)	(224)	36

Class B
Issued	2	2	—
Reinvested	— (b)	1	—
Redeemed	(25)	(33)	—

Change in Class B Shares	(23)	(30)	—

Class C
Issued	187	115	3
Reinvested	2	2	—	(b)
Redeemed	(65)	(39)	—

Change in Class C Shares	124	78	3

Class R5
Issued	—	—	3
Reinvested	—	—	—	(b)

Change in Class R5 Shares	—	—	3

Class R6
Issued	—	—	3
Reinvested	—	—	—	(b)

Change in Class R6 Shares	—	—	3

Select Class
Issued	473	860	270
Reinvested	7	5	3
Redeemed	(643)	(364)	—

Change in Select Class Shares	(163)	501	273

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,726,496	$1,681,868	$15,561	$9,793
Net assets acquired in Fund reorganization (See Note 8)	—	—	42,595	—
Distributions reinvested	—	7,269	2,439	334
Cost of shares redeemed	(1,431,629)	(758,726)	(15,944)	(7,966)

Change in net assets resulting from Class A capital transactions	$1,294,867	$930,411	$44,651	$2,161

Class B
Proceeds from shares issued	$146	$566	$33	$80
Net assets acquired in Fund reorganization (See Note 8)	—	—	1,079	—
Distributions reinvested	—	3	57	8
Cost of shares redeemed	(3,925)	(4,476)	(769)	(663)

Change in net assets resulting from Class B capital transactions	$(3,779)	$(3,907)	$400	$(575)

Class C
Proceeds from shares issued	$118,910	$216,349	$3,724	$2,372
Net assets acquired in Fund reorganization (See Note 8)	—	—	3,188	—
Distributions reinvested	—	328	268	26
Cost of shares redeemed	(90,812)	(55,203)	(1,946)	(1,593)

Change in net assets resulting from Class C capital transactions	$28,098	$161,474	$5,234	$805

Class R2
Proceeds from shares issued	$62,282	$136,252	$194	$282
Distributions reinvested	—	328	10	1
Cost of shares redeemed	(78,278)	(45,030)	(196)	(125)

Change in net assets resulting from Class R2 capital transactions	$(15,996)	$91,550	$8	$158

Class R5
Proceeds from shares issued	$365,422	$726,113	$514	$20,693
Net assets acquired in Fund reorganization (See Note 8)	—	—	2,180	—
Distributions reinvested	—	5,802	690	293
Cost of shares redeemed	(413,385)	(248,553)	(19,905)	(30,349)

Change in net assets resulting from Class R5 capital transactions	$(47,963)	$483,362	$(16,521)	$(9,363)

Class R6
Proceeds from shares issued	$665,288	$1,276,837	$4,941	$30,498
Distributions reinvested	—	11,769	2,379	389
Cost of shares redeemed	(692,012)	(323,090)	(8,427)	(4,653)

Change in net assets resulting from Class R6 capital transactions	$(26,724)	$965,516	$(1,107)	$26,234

Select Class
Proceeds from shares issued	$1,132,582	$2,425,990	$29,098	$15,803
Distributions reinvested	—	9,684	27,502	47
Cost of shares redeemed	(2,086,032)	(1,379,749)	(95,265)	(126,134)

Change in net assets resulting from Select Class capital transactions	$(953,450)	$1,055,925	$(38,665)	$(110,284)

Total change in net assets resulting from capital transactions	$275,053	$3,684,331	$(6,000)	$(90,864)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	94,359	68,413	1,021	764
Shares issued in connection with Fund reorganization (See Note 8)	—	—	2,898	—
Reinvested	—	299	162	26
Redeemed	(47,665)	(30,354)	(1,042)	(627)

Change in Class A Shares	46,694	38,358	3,039	163

Class B
Issued	6	26	3	6
Shares issued in connection with Fund reorganization (See Note 8)	—	—	74	—
Reinvested	—	— (a)	4	1
Redeemed	(148)	(204)	(51)	(54)

Change in Class B Shares	(142)	(178)	30	(47)

Class C
Issued	4,514	10,019	251	191
Shares issued in connection with Fund reorganization (See Note 8)	—	—	222	—
Reinvested	—	15	18	2
Redeemed	(3,428)	(2,519)	(131)	(134)

Change in Class C Shares	1,086	7,515	360	59

Class R2
Issued	2,078	5,599	12	24
Reinvested	—	14	1	— (a)
Redeemed	(2,597)	(1,823)	(13)	(10)

Change in Class R2 Shares	(519)	3,790	— (a)	14

Class R5
Issued	12,035	29,385	34	1,466
Shares issued in connection with Fund reorganization (See Note 8)	—	—	149	—
Reinvested	—	236	48	24
Redeemed	(13,642)	(9,897)	(1,358)	(2,472)

Change in Class R5 Shares	(1,607)	19,724	(1,127)	(982)

Class R6
Issued	22,243	51,377	329	2,468
Reinvested	—	478	161	29
Redeemed	(22,612)	(12,934)	(557)	(372)

Change in Class R6 Shares	(369)	38,921	(67)	2,125

Select Class
Issued	37,768	99,374	1,976	1,244
Reinvested	—	399	1,868	4
Redeemed	(67,981)	(55,281)	(6,280)	(10,585)

Change in Select Class Shares	(30,213)	44,492	(2,436)	(9,337)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$383,521	$317,607
Distributions reinvested	67,082	21,062
Cost of shares redeemed	(308,374)	(265,352)

Change in net assets resulting from Class A capital transactions	$142,229	$73,317

Class B
Proceeds from shares issued	$178	$82
Distributions reinvested	305	121
Cost of shares redeemed	(1,374)	(1,552)

Change in net assets resulting from Class B capital transactions	$(891)	$(1,349)

Class C
Proceeds from shares issued	$59,625	$35,948
Distributions reinvested	9,127	2,151
Cost of shares redeemed	(25,641)	(19,119)

Change in net assets resulting from Class C capital transactions	$43,111	$18,980

Class R2
Proceeds from shares issued	$54,604	$44,824
Distributions reinvested	6,417	1,212
Cost of shares redeemed	(22,308)	(13,937)

Change in net assets resulting from Class R2 capital transactions	$38,713	$32,099

Class R5
Proceeds from shares issued	$141,144	$134,146
Distributions reinvested	28,688	13,036
Cost of shares redeemed	(250,658)	(97,891)

Change in net assets resulting from Class R5 capital transactions	$(80,826)	$49,291

Class R6
Proceeds from shares issued	$764,394	$357,529
Distributions reinvested	140,851	36,658
Cost of shares redeemed	(184,568)	(332,840)

Change in net assets resulting from Class R6 capital transactions	$720,677	$61,347

Institutional Class
Proceeds from shares issued	$3,312,906	$646,883
Distributions reinvested	242,236	20,902
Cost of shares redeemed	(874,872)	(208,805)

Change in net assets resulting from Institutional Class capital transactions	$2,680,270	$458,980

Select Class
Proceeds from shares issued	$703,654	$1,142,555
Distributions reinvested	155,534	95,824
Cost of shares redeemed	(3,055,397)	(1,681,097)

Change in net assets resulting from Select Class capital transactions	$(2,196,209)	$(442,718)

Total change in net assets resulting from capital transactions	$1,347,074	$249,947

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	U.S. Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	27,421	26,919
Reinvested	4,947	1,851
Redeemed	(22,134)	(22,129)

Change in Class A Shares	10,234	6,641

Class B
Issued	13	7
Reinvested	23	11
Redeemed	(101)	(134)

Change in Class B Shares	(65)	(116)

Class C
Issued	4,349	3,084
Reinvested	690	195
Redeemed	(1,871)	(1,655)

Change in Class C Shares	3,168	1,624

Class R2
Issued	3,941	3,820
Reinvested	476	107
Redeemed	(1,596)	(1,185)

Change in Class R2 Shares	2,821	2,742

Class R5
Issued	9,994	11,490
Reinvested	2,106	1,138
Redeemed	(18,145)	(8,247)

Change in Class R5 Shares	(6,045)	4,381

Class R6
Issued	54,986	30,187
Reinvested	10,318	3,185
Redeemed	(13,029)	(29,466)

Change in Class R6 Shares	52,275	3,906

Institutional Class
Issued	229,320	53,674
Reinvested	17,794	1,809
Redeemed	(62,503)	(17,530)

Change in Institutional Class Shares	184,611	37,953

Select Class
Issued	51,196	96,628
Reinvested	11,454	8,441
Redeemed	(212,173)	(139,323)

Change in Select Class Shares	(149,523)	(34,254)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2014	$20.27	$0.23	(d)	$4.79	$5.02	$(0.21)	$(1.35)	$(1.56)
Year Ended June 30, 2013	17.42	0.20	(d)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(d)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(d)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(d)	1.54	1.72	(0.17)	—	(0.17)

Class R6
Year Ended June 30, 2014	20.36	0.34	(d)	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	(d)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(d)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(d)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(d)	1.56	1.80	(0.24)	—	(0.24)

Institutional Class
Year Ended June 30, 2014	20.36	0.32	(d)	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	(d)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(d)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(d)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(d)	1.57	1.80	(0.23)	—	(0.23)

Select Class
Year Ended June 30, 2014	20.39	0.28	(d)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(d)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(d)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(d)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(d)	1.56	1.77	(0.20)	—	(0.20)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.73	25.73%	$206,635	0.85%	1.02%	0.86%	113%
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169

23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169

23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169

23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Dynamic Growth Fund
Class A
Year Ended June 30, 2014	$18.94	$(0.07	)(e)(f)	$5.08	$5.01	$23.95
Year Ended June 30, 2013	15.89	(0.05	)(e)(g)	3.10	3.05	18.94
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	15.89
Year Ended June 30, 2011	11.44	(0.10	)(e)	4.13	4.03	15.47
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	11.44

Class C
Year Ended June 30, 2014	18.43	(0.20	)(e)(f)	4.96	4.76	23.19
Year Ended June 30, 2013	15.54	(0.14	)(e)(g)	3.03	2.89	18.43
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	15.54
Year Ended June 30, 2011	11.29	(0.17	)(e)	4.09	3.92	15.21
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	11.29

Class R5
Year Ended June 30, 2014	19.42	(0.04	)(e)(f)	5.27	5.23	24.65
Year Ended June 30, 2013	16.22	0.03	(e)(g)	3.17	3.20	19.42
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	16.22
Year Ended June 30, 2011	11.57	(0.04	)(e)	4.19	4.15	15.72
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	11.57

Select Class
Year Ended June 30, 2014	19.20	(0.08	)(e)(f)	5.22	5.14	24.34
Year Ended June 30, 2013	16.07	(0.03	)(e)(g)	3.16	3.13	19.20
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	16.07
Year Ended June 30, 2011	11.51	(0.06	)(e)	4.16	4.10	15.61
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	11.51

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.13, $(0.01), $0.09 and $0.06 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.05)%, 0.40% and 0.25% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (d)

26.45%	$16,996	1.24%	(0.30	)%(f)	1.25%	55%
19.19	126	1.25	(0.30	)(g)	1.42	82
2.71	106	1.24	(0.81)		1.44	99
35.23	103	1.23	(0.71)		3.18	97
15.44	76	1.25	(0.61)		5.82	39

25.83	4,416	1.74	(0.86	)(f)	1.75	55
18.60	123	1.74	(0.80	)(g)	1.92	82
2.17	104	1.74	(1.31)		1.94	99
34.72	102	1.73	(1.21)		3.68	97
14.74	75	1.75	(1.11)		6.32	39

26.93	45	0.80	(0.17	)(f)	0.84	55
19.73	32	0.80	0.15	(g)	0.97	82
3.18	27	0.79	(0.36)		0.99	99
35.87	26	0.78	(0.26)		2.73	97
15.93	19	0.80	(0.17)		5.37	39

26.77	261,308	1.00	(0.35	)(f)	1.04	55
19.48	101,999	1.00	(0.16	)(g)	1.14	82
2.95	38,953	0.99	(0.56)		1.19	99
35.62	43,617	0.97	(0.41)		1.59	97
15.68	2,130	1.00	(0.36)		5.57	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2014	$19.18	$(0.02	)(g)	$4.86	$4.84	$—	$(0.46)	$(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2014	19.01	(0.15	)(g)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select
Year Ended June 30, 2014	19.22	0.04	(g)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011 (h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$23.56	25.43%	$423	1.24%	(0.10)%	2.11%	76%
19.18	21.47	64	1.25	(0.13)	3.75	61
15.79	5.37	53	1.25	0.04	5.09	71

23.24	24.86	133	1.74	(0.67)	2.82	76
19.01	20.85	63	1.75	(0.63)	4.25	61
15.73	4.87	52	1.75	(0.46)	5.58	71

23.67	25.75	72,064	0.99	0.19	1.51	76
19.22	21.77	3,730	1.00	0.12	3.51	61
15.81	5.61	3,063	1.00	0.29	4.84	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2014	$11.62	$0.21	(f)	$2.26	$2.47	$(0.21)	$(0.22)	$(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(h)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)

Class B
Year Ended June 30, 2014	11.54	0.15	(f)	2.24	2.39	(0.15)	(0.22)	(0.37)
Year Ended June 30, 2013	9.78	0.18	(f)(h)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)

Class C
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(h)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)

Class R2
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(h)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (g) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(h)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.66	21.60%	$2,360,750	1.04%	1.68%		1.06%	20%
11.62	21.53	1,285,400	1.03	2.22	(h)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43

13.56	20.99	3,932	1.52	1.17		1.56	20
11.54	20.90	4,062	1.52	1.75	(h)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43

13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(h)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43

13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(h)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(h)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(h)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(h)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Growth and Income Fund
Class A
Year Ended June 30, 2014	$36.53	$0.47	(d)	$8.17	$8.64	$(0.47)
Year Ended June 30, 2013	29.43	0.40	(d)	7.11	7.51	(0.41)
Year Ended June 30, 2012	28.26	0.35	(d)	1.16	1.51	(0.34)
Year Ended June 30, 2011	22.30	0.28	(d)	5.96	6.24	(0.28)
Year Ended June 30, 2010	19.46	0.35	(d)	2.83	3.18	(0.34)

Class B
Year Ended June 30, 2014	35.68	0.25	(d)	7.99	8.24	(0.27)
Year Ended June 30, 2013	28.76	0.23	(d)	6.94	7.17	(0.25)
Year Ended June 30, 2012	27.62	0.21	(d)	1.14	1.35	(0.21)
Year Ended June 30, 2011	21.80	0.15	(d)	5.82	5.97	(0.15)
Year Ended June 30, 2010	19.03	0.23	(d)	2.76	2.99	(0.22)

Class C
Year Ended June 30, 2014	33.83	0.25	(d)	7.55	7.80	(0.32)
Year Ended June 30, 2013	27.32	0.22	(d)	6.59	6.81	(0.30)
Year Ended June 30, 2012	26.27	0.20	(d)	1.08	1.28	(0.23)
Year Ended June 30, 2011	20.77	0.14	(d)	5.53	5.67	(0.17)
Year Ended June 30, 2010	18.15	0.21	(d)	2.66	2.87	(0.25)

Select Class
Year Ended June 30, 2014	38.03	0.58	(d)	8.52	9.10	(0.55)
Year Ended June 30, 2013	30.63	0.51	(d)	7.40	7.91	(0.51)
Year Ended June 30, 2012	29.39	0.45	(d)	1.21	1.66	(0.42)
Year Ended June 30, 2011	23.18	0.37	(d)	6.20	6.57	(0.36)
Year Ended June 30, 2010	20.21	0.43	(d)	2.95	3.38	(0.41)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$44.70	23.74%	$419,465	1.13%	1.16%	1.15%	42%
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41

43.65	23.14	2,660	1.63	0.64	1.65	42
35.68	25.01	2,981	1.66	0.73	1.66	35
28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41

41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41

46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total Distribution
Hedged Equity Fund
Class A
December 13, 2013 (g) through June 30, 2014	$15.00	$0.07	$0.84	$0.91	$(0.07)	$(0.10)	$(0.17)

Class C
December 13, 2013 (g) through June 30, 2014	15.00	0.05	0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
December 13, 2013 (g) through June 30, 2014	15.00	0.13	0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
December 13, 2013 (g) through June 30, 2014	15.00	0.13	0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
December 13, 2013 (g) through June 30, 2014	15.00	0.10	0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$15.74	6.11%	$569	0.85%	0.96%	16.65%	36%

15.76	5.87	53	1.35	0.56	10.04	36

15.76	6.37	53	0.40	1.51	9.10	36

15.76	6.39	53	0.35	1.56	9.05	36

15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2014	$26.01	$(0.10	)(f)	$6.58	$6.48	$—
Year Ended June 30, 2013	23.64	0.08	(f)(i)	2.37	2.45	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—

Class B
Year Ended June 30, 2014	23.01	(0.22	)(f)	5.81	5.59	—
Year Ended June 30, 2013	20.96	(0.04	)(f)(i)	2.10	2.06	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—

Class C
Year Ended June 30, 2014	22.79	(0.22	)(f)	5.76	5.54	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(i)	2.07	2.03	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—

Class R2
Year Ended June 30, 2014	25.74	(0.18	)(f)	6.51	6.33	—
Year Ended June 30, 2013	23.44	0.01	(f)(i)	2.36	2.37	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—

Class R5
Year Ended June 30, 2014	26.12	0.01	(f)	6.62	6.63	—
Year Ended June 30, 2013	23.74	0.17	(f)(i)	2.38	2.55	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—

Class R6
Year Ended June 30, 2014	26.15	0.02	(f)	6.63	6.65	—
Year Ended June 30, 2013	23.76	0.18	(f)(i)	2.39	2.57	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)
November 30, 2010 (g) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Clas B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$32.49	24.91%	$5,044,428	1.10%	(0.34)%		1.19%	39%
26.01	10.40	2,824,115	1.09	0.30	(i)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61

28.60	24.29	7,472	1.58	(0.84)		1.68	39
23.01	9.81	9,278	1.59	(0.19	)(i)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61

28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(i)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61

32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(i)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61

32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(i)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61

32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(i)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund (continued)
Select Class
Year Ended June 30, 2014	$25.99	$(0.05	)(f)	$6.58	$6.53	$—
Year Ended June 30, 2013	23.61	0.12	(f)(i)	2.37	2.49	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	—	(h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(f)(h)	2.51	2.51	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Clas B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$32.52	25.13%	$5,037,737	0.93%	(0.18)%	0.94%	39%
25.99	10.58	4,811,907	0.91	0.50 (i)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)	0.90	28
22.31	41.29	1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	300,304	0.99	(0.02)	1.07	61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2014	$13.99	$0.17	(f)	$3.16	$3.33	$(0.18)	$(0.51)	$(0.69)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2014	13.80	0.09	(f)	3.11	3.20	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2013	10.86	0.07	(f)	2.95	3.02	(0.08)	—	(0.08)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)

Class C
Year Ended June 30, 2014	13.70	0.09	(f)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)

Class R2
Year Ended June 30, 2014	13.95	0.13	(f)	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2014	13.92	0.19	(f)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)

Class R6
Year Ended June 30, 2014	13.87	0.22	(f)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2014	13.82	0.19	(f)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.63	24.46%	$92,161	0.93%	1.11%	1.06%	168%
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86

16.39	23.81	1,893	1.44	0.60	1.55	168
13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86

16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86

16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86

16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86

16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2014	$12.80	$0.11	(f)	$3.09	$3.20	$(0.11)	$(0.97)	$(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2014	12.62	0.04	(f)	3.05	3.09	(0.04)	(0.97)	(1.01)
Year Ended June 30, 2013	10.59	0.07	(f)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)

Class C
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)

Class R2
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)

Class R5
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)

Class R6
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.92	25.90%	$1,172,752	0.97%	0.77%	1.05%	73%
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84

14.70	25.35	4,250	1.45	0.28	1.55	73
12.62	22.45	4,466	1.46	0.57	1.56	88
10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84

14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84

14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84

14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84

14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Year Ended June 30, 2014	$12.82	$0.16	(f)	$3.10	$3.26	$(0.15)	$(0.97)	$(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)

Select Class
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.96	26.41%	$4,178,050	0.64%	1.12%	0.65%	73%
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84

14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 17, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of the Dynamic Growth Fund were not publicly offered for investment.

Prior to July 31, 2013, the Equity Focus Fund was not publicly offered for investment.

Hedged Equity Fund commenced operations on December 13, 2013. Prior to May 30, 2014, the Fund was not publicly offered for investment.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Focus Fund is to seek long-term capital appreciation.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. Effective July 23, 2014, the Fund’s investment objective changed to seek capital appreciation and current income.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of the Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities. Effective July 23, 2014, the Fund’s investment objective changed to seek long term capital appreciation.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Large Cap Value Fund acquired all of the assets and liabilities of the JPMorgan Value Opportunities Fund, Inc. in a reorganization on October 18, 2013. Please refer to footnote 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,270,648	$2,313	$—	$4,272,961

Appreciation in Other Financial Instruments
Futures Contracts	$353	$—	$—	$353

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$282,452	$—	$—	$282,452

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$72,557	$—	$—	$72,557

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$7,489,858	$—	$—	$7,489,858

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$463,030	$—	$—	$463,030

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$5,002	$—	$—	$5,002

Liabilities (b)
Options Written
Call Options Written	$(32)	$—	$—	$(32)
Put Options Written	(5)	—	—	(5)

Total Liabilities	$(37)	$—	$—	$(37)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$14,975,498	$—	$—	$14,975,498

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$819,777	$—	$—	$819,777

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$10,795,800	$—	$—	$10,795,800

Appreciation in Other Financial Instruments
Futures Contracts	$490	$—	$—	$490

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2014, the Funds had no investments in restricted or illiquid securities.

C. Futures Contracts — Disciplined Equity Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Disciplined Equity Fund	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$50,331	$31,496	$9,767	$54,902
Ending Notional Balance Long	25,479	—	—	75,558

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

D. Options — Hedged Equity Fund purchases and sells (“writes”) put and call options on indices to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying index. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the security.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded options contracts are not subject to master netting arrangements.

Transactions in options written during the period ended June 30, 2014 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at December 13, 2013*	—	$—
Options written	163	159
Options expired	—	—
Options closed	(113)	(122)

Options outstanding at June 30, 2014	50	$37

*	Commencement of operations.

The table below discloses the volume of the Fund’s options contracts activity during the period ended June 30, 2014:

Exchange-Traded Options:
Average Number of Contracts Purchased	17
Average Number of Contracts Written	35
Ending Number of Contracts Purchased	25
Ending Number of Contracts Written	50

E. Offering and Organization Costs — Total offering costs of $105,370 incurred in connection with the offering of shares of Hedged Equity Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and the Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net realized Gains (losses)
Disciplined Equity Fund	$—	(a)	$(293)	$293
Dynamic Growth Fund	(455)		438	17
Equity Focus Fund	—		— (a)	—	(a)
Equity Income Fund	—		1	(1)
Growth and Income Fund	—	(a)	(7)	7
Hedged Equity Fund	—	(a)	— (a)	—	(a)
Large Cap Growth Fund	(16,982)		16,628	354
Large Cap Value Fund	6,132		(14)	(6,118)
U.S. Equity Fund	—	(a)	(926)	926

The reclassifications for the Funds relate primarily to tax attributes acquired as the result of a merger, net operating losses, non-taxable dividends, investments in real estate investment trusts and investments in regulated investment companies.

(a)	Amount rounds to less than $1,000.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Focus Fund	0.25	n/a	0.75	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Hedged Equity Fund	0.25	n/a	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Disciplined Equity Fund	$19		$—
Dynamic Growth Fund	39		—	(a)
Equity Focus Fund	—	(a)	—
Equity Income Fund	1,036		7
Growth and Income Fund	62		—	(a)
Large Cap Growth Fund	310		5
Large Cap Value Fund	12		—	(a)
U.S. Equity Fund	183		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Hedged Equity Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%		n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25		n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Focus Fund	1.25		n/a	1.75	n/a	n/a	n/a	n/a	1.00
Equity Income Fund	1.04		1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30		1.80	1.80	n/a	n/a	n/a	n/a	0.90
Hedged Equity Fund	0.85		n/a	1.35	n/a	0.40	0.35	n/a	0.60
Large Cap Growth Fund	1.10		1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.93	*	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97		1.47	1.47	1.22	0.59	0.54	0.64	0.79

*	Prior to October 18, 2013, the expense limitation for Large Cap Value Fund Class A Shares was 0.95%.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$98	$298	$—	$396	$—
Dynamic Growth Fund	—	33	48	81	—
Equity Focus Fund	37	7	51	95	73
Equity Income Fund	612	797	—	1,409	—
Growth and Income Fund	—	—	3	3	—
Hedged Equity Fund	4	2	—	6	168
Large Cap Growth Fund	632	183	4,353	5,168	—
Large Cap Value Fund	67	14	90	171	—
U.S. Equity Fund	174	998	888	2,060	—

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Disciplined Equity Fund	$—		$2	$2
Equity Income Fund	2		15	17
Growth and Income Fund	8		66	74
Large Cap Growth Fund	6		34	40
Large Cap Value Fund	—	(a)	24	24
U.S. Equity Fund	—		1	1

(a)	Amount rounds to less than $1,000.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2014 were as follows (amounts in thousands):

Disciplined Equity Fund	$137
Equity Focus	2
Equity Income Fund	232
Growth and Income Fund	11
Large Cap Growth Fund	661
Large Cap Value Fund	27
U.S. Equity Fund	229

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$5,236,446	$3,468,686
Dynamic Growth Fund	241,059	108,191
Equity Focus Fund	86,987	24,272
Equity Income Fund	3,083,868	1,201,564
Growth and Income Fund	179,247	190,459
Hedged Equity Fund	5,766	1,164
Large Cap Growth Fund	5,931,067	5,496,728
Large Cap Value Fund	1,281,772	1,366,195
U.S. Equity Fund	7,486,159	6,767,862

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$3,623,597	$656,349	$6,985	$649,364
Dynamic Growth Fund	238,210	44,983	741	44,242
Equity Focus Fund	67,688	5,193	324	4,869

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$5,883,242	$1,607,739	$1,123	$1,606,616
Growth and Income Fund	298,718	165,008	696	164,312
Hedged Equity Fund	4,706	326	30	296
Large Cap Growth Fund	10,731,904	4,280,075	36,481	4,243,594
Large Cap Value Fund	666,865	154,664	1,752	152,912
U.S. Equity Fund	7,700,514	3,112,281	16,995	3,095,286

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investment in partnerships, non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Disciplined Equity Fund	$157,171	$57,907	$—	$215,078
Equity Focus Fund	70	196	—	266
Equity Income Fund	131,296	76,655	—	207,951
Growth and Income Fund	4,880	—	—	4,880
Hedged Equity Fund	27	—	22	49
Large Cap Value Fund	14,998	20,459	—	35,457
U.S. Equity Fund	374,644	346,308	—	720,952

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$46,178	$22,341	$68,519
Equity Focus Fund	5	—	5
Equity Income Fund	77,626	15,618	93,244
Growth and Income Fund	4,338	—	4,338
Large Cap Growth Fund	48,189	—	48,189
Large Cap Value Fund	8,143	—	8,143
U.S. Equity Fund	129,252	107,066	236,318

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$133,420	$57,080	—	$649,364
Dynamic Growth Fund	—	4,785	—	44,242
Equity Focus Fund	62	223	—	4,869
Equity Income Fund	19,147	81,619	—	1,606,616
Growth and Income Fund	84	(1,897)	—	164,312
Hedged Equity Fund	—	—	—	296
Large Cap Growth Fund	—	103,722	—	4,243,594
Large Cap Value Fund	44,292	49,550	(4,912)	152,912
U.S. Equity Fund	178,617	306,474	—	3,095,286

For the Funds the cumulative timing differences primarily consist of distributions payable, investment in partnerships, late year ordinary loss deferrals, non-taxable dividends, post-October capital loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

As of June 30, 2014, the Funds had pre-enactment net capital loss carryforwards of (amounts in thousands):

	2017	2018	Total
Growth and Income Fund	$—	$1,897	$1,897
Large Cap Value Fund	4,912	—	4,912	*

*	This amount does not include $1,637 of capital loss carryforwards not available due to Internal Revenue Code merger limitations.

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

		Post-Enactment Capital Loss Carryforwards Utilized
	Pre-Enactment Capital Loss Carryforwards Utilized	Short-Term	Total Capital Loss Carryforwards Utilized
Dynamic Growth Fund	$909	$1,907	$2,816
Growth and Income Fund	50,931	—	50,931
Large Cap Growth Fund	49,171	224,612	273,783
Large Cap Value Fund	3,453	—	3,453

Late year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2014 the following Funds deferred to July 1, 2014 post-October capital losses and late year ordinary losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Dynamic Growth Fund	$429	$—	$—
Equity Focus Fund	—	100	—
Hedged Equity Fund	—	17	101
Large Cap Growth Fund	17,041	29,215	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014. Borrowings from the Facility for the year ended June 30, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
U.S. Equity Fund	$25,928	0.20%	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Equity Focus Fund, Equity Income Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Equity Fund.

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

In addition, as of June 30, 2014 the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	77.2%
Dynamic Growth Fund	73.4%	n/a
Large Cap Value Fund	79.0	n/a

Additionally, Large Cap Growth Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Business Combinations

In March 2013, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. and the Board of Trustees of JPM II approved management’s proposal to merge JPMorgan Value Opportunities Fund, Inc. (the “Target Fund”) into JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on October 10, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 18, 2013. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B and Class C shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Institutional Class shareholders of the Target Fund received shares of Class R5 in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $48,185,000 and identified cost of approximately $43,339,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 18th, 2013 the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,694,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Value Opportunities Fund				$4,846
Class A	2,219	$42,595	$19.19
Class B	57	1,079	19.02
Class C	168	3,188	18.99
Institutional Class	114	2,180	19.16

Acquiring Fund
Large Cap Value Fund				149,358
Class A	2,698	39,656	14.70
Class B	85	1,229	14.48
Class C	405	5,821	14.37
Class R2	29	430	14.65
Class R5	1,440	21,053	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Post Reorganization
Large Cap Value Fund				154,204
Class A	5,596	82,251	14.70
Class B	159	2,308	14.48
Class C	627	9,009	14.37
Class R2	29	430	14.65
Class R5	1,589	23,233	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Acquiring Fund in an amount sufficient to offset costs incurred by the Acquiring Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Target Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$9,707
Net realized/unrealized gains (losses)	164,493

Change in net assets resulting from operations	$174,200

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since October 18, 2013.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Hedged Equity Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 13, 2013 (commencement of operations) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	109

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	111

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014 and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,081.10	$4.39	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,083.30	1.81	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Institutional Class
Actual	1,000.00	1,082.80	2.32	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Select Class
Actual	1,000.00	1,081.90	3.10	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Dynamic Growth Fund
Class A
Actual	$1,000.00	$990.10	$6.12	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	987.60	8.57	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R5
Actual	1,000.00	992.00	3.90	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	991.40	4.89	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,040.20	$6.22	1.23%
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,038.00	8.74	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Select
Actual	1,000.00	1,041.40	5.01	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Equity Income Fund
Class A
Actual	$1,000.00	$1,069.30	$5.34	1.04%
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class B
Actual	1,000.00	1,066.20	7.89	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class C
Actual	1,000.00	1,066.00	7.89	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R2
Actual	1,000.00	1,068.20	6.62	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R5
Actual	1,000.00	1,071.30	3.03	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,071.60	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,070.30	4.06	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Growth and Income Fund
Class A
Actual	$1,000.00	$1,074.60	$5.92	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class B
Actual	1,000.00	1,072.00	8.48	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class C
Actual	1,000.00	1,072.00	8.48	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Select Class
Actual	1,000.00	1,076.20	4.58	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual	$1,000.00	$1,044.50	$4.31	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,042.30	6.84	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class R5
Actual	1,000.00	1,046.90	2.03	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	1,047.10	1.78	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Select Class
Actual	1,000.00	1,046.10	3.04	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,022.30	$5.52	1.10%
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class B
Actual	1,000.00	1,020.00	8.01	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class C
Actual	1,000.00	1,020.20	8.01	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class R2
Actual	1,000.00	1,021.30	6.77	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class R5
Actual	1,000.00	1,024.40	3.71	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,024.70	3.46	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Select Class
Actual	1,000.00	1,023.30	4.72	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual	$1,000.00	$1,075.60	$4.79	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class B
Actual	1,000.00	1,073.50	7.45	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,073.30	7.45	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R2
Actual	1,000.00	1,073.90	6.17	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R5
Actual	1,000.00	1,077.10	3.04	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,077.70	2.78	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,076.60	4.07	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

U.S. Equity Fund
Class A
Actual	$1,000.00	$1,064.30	$4.96	0.97%
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class B
Actual	1,000.00	1,061.60	7.51	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class C
Actual	1,000.00	1,061.70	7.51	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R2
Actual	1,000.00	1,063.40	6.24	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class R5
Actual	1,000.00	1,066.90	3.02	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,067.00	2.77	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,066.60	3.28	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Select Class
Actual	1,000.00	1,065.90	4.05	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Growth and Income Fund, Hedged Equity Fund and U.S. Equity Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	117

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

Proposal 2: To approve the replacement of the fundamental investment objective for the Large Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	125,187
Against	1,481
Abstain	939
Broker Non Votes	144,718

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	183,396
Against	3,938
Abstain	2,575
Broker Non Votes	71,772

Proposal 3: To approve the replacement of the fundamental investment objective for the Equity Income Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	146,241
Against	2,050
Abstain	1,740
Broker Non Votes	184,249

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	201,763
Against	4,939
Abstain	4,099
Broker Non Votes	75,735

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Disciplined Equity Fund	25.21%
Dynamic Growth Fund	100.00
Equity Focus Fund	100.00
Equity Income Fund	100.00
Growth and Income Fund	100.00
Hedged Equity Fund	100.00
Large Cap Value Fund	24.34
U.S. Equity Fund	38.95

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity Fund	$57,907
Equity Focus Fund	196
Equity Income Fund	76,655
Large Cap Value Fund	20,459
U.S. Equity Fund	346,308

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$58,588
Equity Focus Fund	70
Equity Income Fund	131,295
Growth and Income Fund	4,880
Hedged Equity Fund	27
Large Cap Value Fund	14,998
U.S. Equity Fund	164,821

JUNE 30, 2014	J.P. MORGAN LARGE CAP FUNDS	119

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 30, 2014	AN-LCE-614

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2014

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a

12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (“S&P 500 Index”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Mid cap stocks mostly performed in line with large cap and small cap issues. Within the mid cap asset class, the health care and telecommunication services sectors were among the strongest performers, while the consumer discretionary and financials sectors were among the weakest performers. The S&P 500 Index returned 24.61% and the Russell 1000 Index returned 25.35% for the twelve month period. The Russell Midcap Index returned 26.85%, while the Russell Midcap Value Index returned 27.76% and the Russell Midcap Growth Index returned 26.04% for the twelve month period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	31.04%
Russell 3000 Growth Index	26.75%

Net Assets as of 6/30/2014 (In Thousands)	$3,565,207

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the technology and financial service sectors was the leading contribution to performance relative to the Benchmark, while the Fund’s security selection in the energy sector and its overweight position in the consumer discretionary sector detracted from relative performance, though in the latter case the impact was not as significant.

Leading individual contributors to relative performance included the Fund’s positions in Illumina Inc., Acuity Brands Inc. and its underweight position in IBM Corp. Shares of Illumina, a medical technology company, rose on better than expected sales and its dominant position in a large clinical diagnostics market. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction, as well as the company’s growth in energy efficient and digitized lighting. Shares of IBM, an information technology company, remained weak on continued deterioration in its hardware business and declining free cash flow generation, and the Fund’s lack of a position in the stock helped its relative performance.

Individual detractors from relative performance included Lululemon Athletica Inc., Aegerion Pharmaceuticals Inc. and its underweight position in Schlumberger Ltd. Shares of Lululemon, a maker of athletic apparel not held in the Benchmark, fell on the company’s reduced earnings forecast, and its continued struggle to regain lost sales momentum due to product missteps. Shares of Aegerion, a drug maker focused on treatments of lipid (cholesterol) disorders, traded lower after the company lowered its revenue forecast amid broad weakness in the biotechnology sector in 2014. Shares of Schlumberger, an oilfield services company, traded higher on the company’s better-than-expected forecast for long-term profit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class C	3.7%
2.	Gilead Sciences, Inc.	3.2
3.	Apple, Inc.	2.2
4.	Facebook, Inc., Class A	2.1
5.	MasterCard, Inc., Class A	2.0
6.	Acuity Brands, Inc.	1.9
7.	Amazon.com, Inc.	1.9
8.	Illumina, Inc.	1.7
9.	Priceline Group, Inc. (The)	1.7
10.	Affiliated Managers Group, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.1%
Consumer Discretionary	19.8
Health Care	17.4
Industrials	16.2
Financials	9.2
Energy	4.9
Materials	3.3
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		31.04%	20.60%	10.88%
With Sales Charge*		24.17	19.29	10.28
CLASS B SHARES	October 29, 1999
Without CDSC		30.40	20.01	10.35
With CDSC**		25.40	19.81	10.35
CLASS C SHARES	May 1, 2006
Without CDSC		30.37	19.98	10.26
With CDSC***		29.37	19.98	10.26
CLASS R5 SHARES	January 8, 2009	31.58	21.11	11.21
CLASS R6 SHARES	December 23, 2013	31.67	21.13	11.22
SELECT CLASS SHARES	May 1, 2006	31.25	20.85	11.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6

Shares prior to its inception date are based on the performance of Class R5 Shares from January 9, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	28.55%
Russell Midcap Index	26.85%

Net Assets as of 6/30/2014 (In Thousands)	$2,773,170

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the financials and health care sectors was the leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and energy sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in Illumina Inc., Acuity Brands Inc. and Electronic Arts Inc. Shares of Illumina, a medical technology company, rose on better than expected sales of its gene sequencing products. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting. Shares of Electronic Arts, a maker of video games, gained from better-than-expected sales.

Leading individual detractors from relative performance included Lululemon Athletica Inc. and the Fund’s underweight positions in Forest Laboratories Inc. and Micron Technology Inc. Shares of Lululemon, a maker of athletic apparel not held in the Benchmark, traded lower as the company reduced its earnings forecast and continued to struggle to recover lost sales momentum from product missteps. Shares of Micron Technology, a maker of semiconductor devices, gained from a jump in quarterly sales and strong profit growth. Shares of Forest Laboratories, a specialty pharmaceuticals company, rose on the company’s acquisition by Activis PLC.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.5%
2.	Carlisle Cos., Inc.	1.2
3.	Illumina, Inc.	1.2
4.	Humana, Inc.	1.2
5.	Mohawk Industries, Inc.	1.1
6.	Sherwin-Williams Co. (The)	1.1
7.	MSC Industrial Direct Co., Inc., Class A	1.0
8.	Fortune Brands Home & Security, Inc.	1.0
9.	Affiliated Managers Group, Inc.	1.0
10.	Alliance Data Systems Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.5%
Consumer Discretionary	19.4
Information Technology	15.4
Industrials	15.0
Health Care	9.1
Energy	5.5
Materials	4.8
Utilities	4.5
Consumer Staples	2.8
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		28.13%	21.22%	10.10%
With Sales Charge*		21.40	19.92	9.50
CLASS C SHARES	November 2, 2009
Without CDSC		27.51	20.66	9.84
With CDSC**		26.51	20.66	9.84
CLASS R2 SHARES	March 14, 2014	28.04	21.20	10.09
CLASS R5 SHARES	March 14, 2014	28.61	21.62	10.28
CLASS R6 SHARES	March 14, 2014	28.63	21.62	10.28
SELECT CLASS SHARES	January 1, 1997	28.55	21.61	10.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	34.18%
Russell Midcap Growth Index	26.04%

Net Assets as of 6/30/2014 (In Thousands)	$2,181,804

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities. Effective July 23, 2014, when shareholders of the Fund approved a change in the Fund’s investment objective, the Fund seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the health care and financial services sectors was the leading contributor to performance relative to the Benchmark, while security selection in the energy sector and its underweight position in the utilities sector were the leading detractors from relative performance.

Leading individual contributors to relative performance included Illumina Inc., Delta Air Lines Inc. and Acuity Brands Inc. Shares of Illumina, a medical technology company, rose on better than expected sales of its gene sequencing products. Shares of Delta Air Lines benefitted from improvement in the overall outlook for the airline industry, as well as strong capacity discipline and utilization. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting.

Leading individual detractors from relative performance included Lululemon Athletica Inc., Urban Outfitters Inc. and CommVault Systems Inc. Shares of Lululemon, an athletic apparel maker not held in the Benchmark, traded lower as the company reduced its earnings forecast and continued to struggle to recover lost sales momentum from product missteps. Shares of Urban Outfitters, an apparel retailer, struggled amid a challenging environment for apparel retailers. Shares of CommVault, a software company not held in the Benchmark, fell on weak quarterly earnings and a tepid sales outlook.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Illumina, Inc.	2.4%
2.	Affiliated Managers Group, Inc.	2.0
3.	Alliance Data Systems Corp.	1.9
4.	Acuity Brands, Inc.	1.9
5.	Michael Kors Holdings Ltd., (Hong Kong)	1.8
6.	Electronic Arts, Inc.	1.8
7.	Applied Materials, Inc.	1.7
8.	CBRE Group, Inc., Class A	1.7
9.	Pall Corp.	1.6
10.	Concho Resources, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	22.9%
Information Technology	21.5
Industrials	20.6
Health Care	12.7
Financials	11.4
Energy	6.4
Materials	2.0
Consumer Staples	0.5
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		33.79%	21.32%	9.88%
With Sales Charge*		26.77	20.01	9.29
CLASS B SHARES	January 14, 1994
Without CDSC		33.13	20.69	9.36
With CDSC**		28.13	20.50	9.36
CLASS C SHARES	November 4, 1997
Without CDSC		33.18	20.70	9.25
With CDSC***		32.18	20.70	9.25
CLASS R2 SHARES	June 19, 2009	33.57	21.12	9.71
CLASS R5 SHARES	November 1, 2011	34.38	21.79	10.24
CLASS R6 SHARES	November 1, 2011	34.43	21.82	10.25
SELECT CLASS SHARES	March 2, 1989	34.18	21.69	10.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	23.88%
Russell Midcap Value Index	27.76%

Net Assets as of 6/30/2014 (In Thousands)	$15,645,585

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the information technology and consumer discretionary sectors was the leading detractor from performance relative to the Benchmark, while security selection and an underweight position in the financials sector, and security selection in the consumer staples sector, were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Micron Technologies Inc. and Forest Laboratories Inc. and its position in Bed Bath & Beyond Inc. Shares of Micron Technologies, a semiconductor maker, rose on a 72% increase in quarterly sales. Shares of Forest Labs, a specialty pharmaceuticals company, gained from the company’s acquisition by Actavis PLC. The Fund’s lack of a position in both Micron Technologies and Forest Labs detracted from relative performance. Shares of Bed Bath & Beyond, an operator of retail chain stores, fell after the company issued a quarterly earnings forecast that was below analysts’ expectations.

Leading individual contributors to relative performance included the Fund’s positions in Ball Corp., Energen Corp. and Ameriprise Financial Inc. Shares of Ball Corp., a packaging supplier, rose after the company reaffirmed its outlook for earnings. Shares of Energen, a producer of oil and natural gas, gained from the continued strength of the domestic energy sector. Shares of Ameriprise, a diversified financial services company, rose after the company posted a 19% increase in quarterly profit and initiated a $2.5 billion share repurchase program.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund continued to have a large overweight position in consumer discretionary stocks. The Fund’s largest underweight position remained the financial sector due to the portfolio’s underweighting of real estate investment trusts (REITs), based on their valuations. However, the Fund’s portfolio managers have been slowly and selectively adding positions in certain REITs that they believe have niche business models.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Marsh & McLennan Cos., Inc.	1.8%
2.	Loews Corp.	1.6
3.	Gap, Inc. (The)	1.6
4.	Ameriprise Financial, Inc.	1.6
5.	Kohl’s Corp.	1.5
6.	Fifth Third Bancorp	1.5
7.	Expedia, Inc.	1.5
8.	Ball Corp.	1.5
9.	Cigna Corp.	1.4
10.	Amphenol Corp., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.3%
Consumer Discretionary	16.4
Industrials	9.6
Information Technology	9.6
Utilities	9.1
Materials	7.7
Health Care	5.6
Consumer Staples	5.1
Energy	4.7
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		23.25%	21.50%	10.06%
With Sales Charge*		16.76	20.20	9.46
CLASS B SHARES	April 30, 2001
Without CDSC		22.67	20.90	9.60
With CDSC**		17.67	20.71	9.60
CLASS C SHARES	April 30, 2001
Without CDSC		22.63	20.88	9.49
With CDSC***		21.63	20.88	9.49
CLASS R2 SHARES	November 3, 2008	22.94	21.18	9.90
INSTITUTIONAL CLASS SHARES	November 13, 1997	23.88	22.11	10.60
SELECT CLASS SHARES	October 31, 2001	23.59	21.81	10.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.51%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

Net Assets as of 6/30/14 (In Thousands)	$451,002

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the 12 months ended June 30, 2014. The Fund’s security selection process produced positive returns in the information technology and industrials sectors and negative returns in the energy and consumer discretionary sectors.

Individual contributors to Fund returns included long positions in Pitney Bowes Inc., Pilgrim’s Pride Corp. and ITT Corp. Shares of Pitney Bowes, a maker of mail processing equipment, software and services, rose on the company’s good cash flow and expanding profit margins. Shares of Pilgrim’s Pride, a poultry processor, gained due to rising profits from increased chicken demand and lower input costs. Shares of ITT Corp., a diversified maker of industrial components and technology, strengthened after the company raised its estimates for revenue and earnings.

Individual detractors from Fund returns included short positions in SunEdison Inc., Concho Resources Inc. and Golar LNG Ltd. Shares of SunEdison, a maker of silicon wafers and solar energy products, gained from the continued expansion of its solar energy business. Shares of Concho Resources, an independent oil and natural gas producer, rose after the company lifted its production estimates. Shares of Golar LNG, an operator of liquefied natural gas carriers and storage units, gained from overall strength in the energy infrastructure segment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Hewlett-Packard Co.	1.1%
2.	Kroger Co. (The)	1.1
3.	WellPoint, Inc.	1.0
4.	RLJ Lodging Trust	1.0
5.	Lexmark International, Inc., Class A	1.0
6.	Lam Research Corp.	1.0
7.	Medtronic, Inc.	1.0
8.	UGI Corp.	1.0
9.	Pfizer, Inc.	1.0
10.	AES Corp.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Integrys Energy Group, Inc.	1.3%
2.	Praxair, Inc.	1.2
3.	Cepheid, Inc.	1.2
4.	Avago Technologies Ltd.	1.2
5.	Madison Square Garden Co. (The), Class A	1.2
6.	Copart, Inc.	1.1
7.	NetSuite, Inc.	1.1
8.	National Instruments Corp.	1.1
9.	NCR Corp.	1.1
10.	McDermott International, Inc.	1.1

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.0%
Consumer Discretionary	15.6
Industrials	14.0
Health Care	10.6
Consumer Staples	7.3
Financials	5.2
Energy	5.1
Materials	5.0
Utilities	3.4
Telecommunication Services	1.5
Short-Term Investment	12.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.9%
Industrials	17.7
Consumer Discretionary	17.0
Health Care	11.2
Energy	8.7
Consumer Staples	8.7
Materials	5.3
Financials	5.2
Utilities	3.9
Telecommunication Services	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		1.23%	(0.59)%	0.71%
With Sales Charge*		(4.07)	(1.67)	0.16
CLASS B SHARES	May 23, 2003
Without CDSC		0.86	(1.27)	0.09
With CDSC**		(4.14)	(1.70)	0.09
CLASS C SHARES	May 23, 2003
Without CDSC		0.75	(1.27)	(0.01)
With CDSC***		(0.25)	(1.27)	(0.01)
SELECT CLASS SHARES	May 23, 2003	1.51	(0.35)	0.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Average from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	22.77%
Russell 3000 Value Index	23.71%

Net Assets as of 6/30/2014 (In Thousands)	$7,693,444

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the information technology and materials sectors was the leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and energy sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bed Bath & Beyond Inc. and PetSmart Inc. and its underweight position in Apple Inc. Shares of Bed Bath & Beyond, an operator of retail chain stores, weakened after the company issued an earnings forecast that was below analysts’ expectations. Shares of PetSmart, a provider of pet foods and services, sank after the company’s forecast for earnings and sales was below analysts’ estimates. Shares of Apple, a maker of mobile devices and computers, performed strongly on better-than-expected earnings and revenue, driven by sales of its iPhone products.

Leading individual contributors to relative performance included Hanesbrands Inc., Legg Mason Inc. and Walgreen Co. Shares of Hanesbrands, a maker of branded apparel, gained after the company reaffirmed its earnings and revenue forecasts. Shares of Legg Mason, a global asset management company, rose on earnings guidance above analysts’ estimates. Shares of Walgreen, a retail drug store chain, strengthened on the company’s forecast for revenue above analysts’ expectations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight continued to be the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest underweight was the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.8%
2.	Wells Fargo & Co.	3.5
3.	Johnson & Johnson	2.3
4.	Pfizer, Inc.	2.1
5.	Loews Corp.	2.1
6.	Capital One Financial Corp.	1.8
7.	Merck & Co., Inc.	1.8
8.	Bank of America Corp.	1.5
9.	Kohl’s Corp.	1.5
10.	American International Group, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.6%
Consumer Discretionary	15.8
Energy	9.3
Health Care	8.8
Industrials	6.6
Information Technology	6.4
Utilities	5.7
Consumer Staples	4.4
Materials	3.1
Telecommunication Services	1.2
Short-Term Investment	7.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2005
Without Sales Charge		22.19%	21.29%	9.76%
With Sales Charge*		15.75	19.98	9.13
CLASS C SHARES	February 28, 2005
Without CDSC		21.58	20.69	9.22
With CDSC**		20.58	20.69	9.22
INSTITUTIONAL CLASS SHARES	February 28, 2005	22.77	21.90	10.25
SELECT CLASS SHARES	February 28, 2005	22.49	21.59	10.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Consumer Discretionary — 19.9%
	Auto Components — 1.1%
588	BorgWarner, Inc.	38,325

	Automobiles — 3.6%
1,079	General Motors Co.	39,150
725	Harley-Davidson, Inc.	50,627
153	Tesla Motors, Inc. (a)	36,729

		126,506

	Hotels, Restaurants & Leisure — 3.0%
1,505	Hilton Worldwide Holdings, Inc. (a)	35,057
437	Las Vegas Sands Corp.	33,339
505	Starbucks Corp.	39,092

		107,488

	Household Durables — 1.9%
278	Mohawk Industries, Inc. (a)	38,445
815	Toll Brothers, Inc. (a)	30,084

		68,529

	Internet & Catalog Retail — 4.5%
210	Amazon.com, Inc. (a)	68,171
75	Netflix, Inc. (a)	32,825
51	Priceline Group, Inc. (The) (a)	61,113

		162,109

	Specialty Retail — 3.2%
217	Advance Auto Parts, Inc.	29,318
575	Home Depot, Inc. (The)	46,576
534	Williams-Sonoma, Inc.	38,331

		114,225

	Textiles, Apparel & Luxury Goods — 2.6%
623	Lululemon Athletica, Inc., (Canada) (a)	25,211
591	Michael Kors Holdings Ltd., (Hong Kong) (a)	52,365
764	Vera Bradley, Inc. (a)	16,698

		94,274

	Total Consumer Discretionary	711,456

	Energy — 5.0%
	Energy Equipment & Services — 2.2%
227	Dril-Quip, Inc. (a)	24,743
457	Schlumberger Ltd.	53,856

		78,599

	Oil, Gas & Consumable Fuels — 2.8%
424	Antero Resources Corp. (a)	27,807
242	Concho Resources, Inc. (a)	34,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
443	Phillips 66	35,606

		98,368

	Total Energy	176,967

	Financials — 9.3%
	Banks — 1.9%
872	East West Bancorp, Inc.	30,515
304	Signature Bank (a)	38,333

		68,848

	Capital Markets — 4.3%
292	Affiliated Managers Group, Inc. (a)	59,956
607	Apollo Global Management LLC, Class A	16,839
858	Lazard Ltd., (Bermuda), Class A	44,233
1,024	TD Ameritrade Holding Corp.	32,109

		153,137

	Diversified Financial Services — 1.1%
446	Moody’s Corp.	39,079

	Insurance — 0.5%
446	AmTrust Financial Services, Inc.	18,661

	Real Estate Management & Development — 1.5%
1,595	CBRE Group, Inc., Class A (a)	51,114

	Total Financials	330,839

	Health Care — 17.6%
	Biotechnology — 8.9%
457	Aegerion Pharmaceuticals, Inc. (a)	14,655
206	Alexion Pharmaceuticals, Inc. (a)	32,172
169	Biogen Idec, Inc. (a)	53,319
590	Celgene Corp. (a)	50,669
1,377	Gilead Sciences, Inc. (a)	114,134
131	Regeneron Pharmaceuticals, Inc. (a)	36,947
178	Vertex Pharmaceuticals, Inc. (a)	16,891

		318,787

	Health Care Equipment & Supplies — 0.6%
1,286	Novadaq Technologies, Inc., (Canada) (a)	21,192

	Health Care Providers & Services — 2.5%
702	Acadia Healthcare Co., Inc. (a)	31,950
451	Premier, Inc., Class A (a)	13,082
533	UnitedHealth Group, Inc.	43,606

		88,638

	Health Care Technology — 0.6%
805	Veeva Systems, Inc., Class A (a)	20,495

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 3.5%
746	Agilent Technologies, Inc.	42,839
660	Fluidigm Corp. (a)	19,401
344	Illumina, Inc. (a)	61,328

		123,568

	Pharmaceuticals — 1.5%
1,349	Nektar Therapeutics (a)	17,297
298	Valeant Pharmaceuticals International, Inc. (a)	37,609

		54,906

	Total Health Care	627,586

	Industrials — 16.4%
	Aerospace & Defense — 1.1%
157	Precision Castparts Corp.	39,576

	Airlines — 1.2%
1,080	Delta Air Lines, Inc.	41,833

	Building Products — 1.5%
1,011	Fortune Brands Home & Security, Inc.	40,381
533	Trex Co., Inc. (a)	15,361

		55,742

	Electrical Equipment — 2.0%
507	Acuity Brands, Inc.	70,038

	Industrial Conglomerates — 1.2%
479	Carlisle Cos., Inc.	41,508

	Machinery — 3.1%
520	Flowserve Corp.	38,633
571	Pall Corp.	48,766
230	WABCO Holdings, Inc. (a)	24,547

		111,946

	Marine — 1.1%
337	Kirby Corp. (a)	39,429

	Road & Rail — 2.4%
259	Canadian Pacific Railway Ltd., (Canada)	46,825
593	Old Dominion Freight Line, Inc. (a)	37,791

		84,616

	Trading Companies & Distributors — 2.8%
1,508	HD Supply Holdings, Inc. (a)	42,812
556	Rush Enterprises, Inc., Class A (a)	19,280
359	Watsco, Inc.	36,860

		98,952

	Total Industrials	583,640

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 27.4%
	Communications Equipment — 1.6%
1,318	Ciena Corp. (a)	28,546
351	Palo Alto Networks, Inc. (a)	29,406

		57,952

	Electronic Equipment, Instruments & Components — 1.0%
367	Amphenol Corp., Class A	35,386

	Internet Software & Services — 8.3%
559	Dealertrack Technologies, Inc. (a)	25,336
1,123	Facebook, Inc., Class A (a)	75,580
234	Google, Inc., Class C (a)	134,615
310	OpenTable, Inc. (a)	32,137
580	Trulia, Inc. (a)	27,476

		295,144

	IT Services — 4.5%
170	Alliance Data Systems Corp. (a)	47,869
844	Cognizant Technology Solutions Corp., Class A (a)	41,280
959	MasterCard, Inc., Class A	70,443

		159,592

	Semiconductors & Semiconductor Equipment — 3.7%
1,830	Applied Materials, Inc.	41,266
553	Avago Technologies Ltd., (Singapore)	39,840
786	Lam Research Corp.	53,098

		134,204

	Software — 6.0%
571	Adobe Systems, Inc. (a)	41,346
417	CommVault Systems, Inc. (a)	20,479
1,559	Electronic Arts, Inc. (a)	55,936
510	FireEye, Inc. (a)	20,676
420	ServiceNow, Inc. (a)	26,042
404	Splunk, Inc. (a)	22,326
301	Workday, Inc., Class A (a)	27,057

		213,862

	Technology Hardware, Storage & Peripherals — 2.3%
873	Apple, Inc.	81,114

	Total Information Technology	977,254

	Materials — 3.3%
	Chemicals — 3.3%
325	Ecolab, Inc.	36,197
228	PPG Industries, Inc.	47,956

167	Sherwin-Williams Co. (The)	34,492

	Total Materials	118,645

	Total Common Stocks (Cost $2,556,819)	3,526,387

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
75,074	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $75,074)	75,074

	Total Investments — 101.0% (Cost $2,631,893)	3,601,461
	Liabilities in Excess of Other Assets — (1.0)%	(36,254)

	NET ASSETS — 100.0%	$3,565,207

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 19.4%
	Auto Components — 0.7%
300	BorgWarner, Inc.	19,551

	Automobiles — 1.4%
283	Harley-Davidson, Inc.	19,742
83	Tesla Motors, Inc. (a)	19,805

		39,547

	Hotels, Restaurants & Leisure — 2.8%
28	Chipotle Mexican Grill, Inc. (a)	16,709
577	Hilton Worldwide Holdings, Inc. (a)	13,435
167	Marriott International, Inc., Class A	10,726
338	Norwegian Cruise Line Holdings Ltd. (a)	10,730
63	Panera Bread Co., Class A (a)	9,379
64	Starwood Hotels & Resorts Worldwide, Inc.	5,210
50	Wynn Resorts Ltd.	10,316

		76,505

	Household Durables — 2.0%
233	Jarden Corp. (a)	13,832
220	Mohawk Industries, Inc. (a)	30,386
320	Toll Brothers, Inc. (a)	11,819

		56,037

	Internet & Catalog Retail — 1.9%
255	Expedia, Inc.	20,071
43	Netflix, Inc. (a)	18,946
111	TripAdvisor, Inc. (a)	12,061

		51,078

	Media — 1.4%
73	CBS Corp. (Non-Voting), Class B	4,527
330	Clear Channel Outdoor Holdings, Inc., Class A	2,700
220	DISH Network Corp., Class A (a)	14,331
396	Gannett Co., Inc.	12,391
238	Time, Inc. (a)	5,765

		39,714

	Multiline Retail — 1.6%
242	Big Lots, Inc. (a)	11,050
82	Family Dollar Stores, Inc.	5,454
397	Kohl’s Corp.	20,905
106	Nordstrom, Inc.	7,199

		44,608

	Specialty Retail — 5.1%
114	Advance Auto Parts, Inc.	15,381
24	AutoZone, Inc. (a)	12,935
168	Bed Bath & Beyond, Inc. (a)	9,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
276	Best Buy Co., Inc.	8,574
509	Gap, Inc. (The)	21,161
94	PetSmart, Inc.	5,640
142	Signet Jewelers Ltd., (Bermuda)	15,715
109	Tiffany & Co.	10,936
67	TJX Cos., Inc. (The)	3,537
124	Ulta Salon Cosmetics & Fragrance, Inc. (a)	11,344
319	Urban Outfitters, Inc. (a)	10,788
234	Williams-Sonoma, Inc.	16,766

		142,424

	Textiles, Apparel & Luxury Goods — 2.5%
241	Lululemon Athletica, Inc., (Canada) (a)	9,750
277	Michael Kors Holdings Ltd., (Hong Kong) (a)	24,574
72	PVH Corp.	8,416
134	Ralph Lauren Corp.	21,492
80	V.F. Corp.	5,049

		69,281

	Total Consumer Discretionary	538,745

	Consumer Staples — 2.8%
	Beverages — 0.8%
11	Brown-Forman Corp., Class B	1,035
55	Constellation Brands, Inc., Class A (a)	4,876
275	Dr. Pepper Snapple Group, Inc.	16,092

		22,003

	Food & Staples Retailing — 1.2%
354	Kroger Co. (The)	17,509
1,228	Rite Aid Corp. (a)	8,808
211	Sprouts Farmers Market, Inc. (a)	6,891

		33,208

	Food Products — 0.4%
103	Hershey Co. (The)	10,078

	Household Products — 0.4%
96	Energizer Holdings, Inc.	11,730

	Total Consumer Staples	77,019

	Energy — 5.5%
	Energy Equipment & Services — 0.5%
47	Dril-Quip, Inc. (a)	5,084
355	Frank’s International N.V., (Netherlands)	8,726

		13,810

	Oil, Gas & Consumable Fuels — 5.0%
161	Antero Resources Corp. (a)	10,560
329	Cabot Oil & Gas Corp.	11,242

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
150	Concho Resources, Inc. (a)	21,617
168	Energen Corp.	14,893
113	EQT Corp.	12,119
483	Laredo Petroleum Holdings, Inc. (a)	14,948
266	PBF Energy, Inc., Class A	7,089
273	Plains All American Pipeline LP	16,412
324	QEP Resources, Inc.	11,195
267	Southwestern Energy Co. (a)	12,149
121	Williams Cos., Inc. (The)	7,057

		139,281

	Total Energy	153,091

	Financials — 19.5%
	Banks — 3.9%
119	City National Corp.	8,987
349	East West Bancorp, Inc.	12,208
950	Fifth Third Bancorp	20,292
146	First Republic Bank	8,029
612	Huntington Bancshares, Inc.	5,839
136	M&T Bank Corp.	16,905
125	Signature Bank (a)	15,709
392	SunTrust Banks, Inc.	15,691
193	Zions Bancorporation	5,701

		109,361

	Capital Markets — 5.0%
131	Affiliated Managers Group, Inc. (a)	26,887
171	Ameriprise Financial, Inc.	20,474
326	Blackstone Group LP (The)	10,905
350	Invesco Ltd.	13,200
384	Lazard Ltd., (Bermuda), Class A	19,783
130	Legg Mason, Inc.	6,645
197	Northern Trust Corp.	12,649
173	T. Rowe Price Group, Inc.	14,567
400	TD Ameritrade Holding Corp.	12,534

		137,644

	Consumer Finance — 0.4%
444	Ally Financial, Inc. (a)	10,617

	Diversified Financial Services — 0.8%
239	Moody’s Corp.	20,933

	Insurance — 4.9%
20	Alleghany Corp. (a)	8,827
152	Aon plc, (United Kingdom)	13,649
125	Chubb Corp. (The)	11,479
359	Hartford Financial Services Group, Inc. (The)	12,867

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
505	Loews Corp.	22,232
485	Marsh & McLennan Cos., Inc.	25,124
396	Old Republic International Corp.	6,555
333	Unum Group	11,582
248	W.R. Berkley Corp.	11,497
387	XL Group plc, (Ireland)	12,662

		136,474

	Real Estate Investment Trusts (REITs) — 3.4%
208	American Campus Communities, Inc.	7,940
92	AvalonBay Communities, Inc.	13,150
269	Brixmor Property Group, Inc.	6,178
429	General Growth Properties, Inc.	10,098
586	Kimco Realty Corp.	13,473
238	Rayonier, Inc.	8,451
158	Regency Centers Corp.	8,785
145	Vornado Realty Trust	15,458
322	Weyerhaeuser Co.	10,671

		94,204

	Real Estate Management & Development — 1.0%
270	Brookfield Property Partners LP	5,627
707	CBRE Group, Inc., Class A (a)	22,649

		28,276

	Thrifts & Mortgage Finance — 0.1%
418	Hudson City Bancorp, Inc.	4,111

	Total Financials	541,620

	Health Care — 9.1%
	Biotechnology — 0.9%
56	Alexion Pharmaceuticals, Inc. (a)	8,781
162	Vertex Pharmaceuticals, Inc. (a)	15,291

		24,072

	Health Care Equipment & Supplies — 1.0%
271	CareFusion Corp. (a)	12,028
182	Sirona Dental Systems, Inc. (a)	14,966

		26,994

	Health Care Providers & Services — 4.3%
185	AmerisourceBergen Corp.	13,417
641	Brookdale Senior Living, Inc. (a)	21,387
211	Cigna Corp.	19,435
408	Envision Healthcare Holdings, Inc. (a)	14,666
70	Henry Schein, Inc. (a)	8,363
258	Humana, Inc.	32,984
291	Premier, Inc., Class A (a)	8,445

		118,697

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 2.1%
293	Agilent Technologies, Inc.	16,825
410	Bruker Corp. (a)	9,939
186	Illumina, Inc. (a)	33,276

		60,040

	Pharmaceuticals — 0.8%
68	Jazz Pharmaceuticals plc (a)	9,938
96	Valeant Pharmaceuticals International, Inc. (a)	12,145

		22,083

	Total Health Care	251,886

	Industrials — 15.0%
	Airlines — 0.7%
528	Delta Air Lines, Inc.	20,452

	Building Products — 1.0%
678	Fortune Brands Home & Security, Inc.	27,077

	Commercial Services & Supplies — 0.5%
129	Stericycle, Inc. (a)	15,224

	Construction & Engineering — 0.3%
121	Fluor Corp.	9,282

	Electrical Equipment — 2.7%
193	Acuity Brands, Inc.	26,627
245	AMETEK, Inc.	12,812
191	Generac Holdings, Inc. (a)	9,304
93	Hubbell, Inc., Class B	11,504
178	Regal-Beloit Corp.	13,959

		74,206

	Industrial Conglomerates — 1.2%
384	Carlisle Cos., Inc.	33,279

	Machinery — 4.0%
133	Colfax Corp. (a)	9,884
233	Flowserve Corp.	17,309
201	IDEX Corp.	16,232
133	Middleby Corp. (The) (a)	10,960
257	Pall Corp.	21,912
238	Rexnord Corp. (a)	6,701
132	Snap-on, Inc.	15,661
127	WABCO Holdings, Inc. (a)	13,523

		112,182

	Marine — 0.7%
155	Kirby Corp. (a)	18,145

	Professional Services — 0.6%
218	Equifax, Inc.	15,805

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.2%
102	Canadian Pacific Railway Ltd., (Canada)	18,404
514	Hertz Global Holdings, Inc. (a)	14,407

		32,811

	Trading Companies & Distributors — 2.1%
601	HD Supply Holdings, Inc. (a)	17,071
303	MSC Industrial Direct Co., Inc., Class A	29,027
107	Watsco, Inc.	11,021

		57,119

	Total Industrials	415,582

	Information Technology — 15.4%
	Communications Equipment — 1.4%
320	Aruba Networks, Inc. (a)	5,612
525	Ciena Corp. (a)	11,361
378	CommScope Holding Co., Inc. (a)	8,748
148	Palo Alto Networks, Inc. (a)	12,376

		38,097

	Electronic Equipment, Instruments & Components — 2.1%
426	Amphenol Corp., Class A	41,011
313	Arrow Electronics, Inc. (a)	18,889

		59,900

	Internet Software & Services — 0.8%
81	CoStar Group, Inc. (a)	12,828
333	Pandora Media, Inc. (a)	9,832

		22,660

	IT Services — 2.1%
95	Alliance Data Systems Corp. (a)	26,719
316	Jack Henry & Associates, Inc.	18,772
143	Sabre Corp. (a)	2,857
304	VeriFone Systems, Inc. (a)	11,161

		59,509

	Semiconductors & Semiconductor Equipment — 4.4%
320	Analog Devices, Inc.	17,295
1,055	Applied Materials, Inc.	23,792
287	Avago Technologies Ltd., (Singapore)	20,706
177	KLA-Tencor Corp.	12,892
215	Lam Research Corp.	14,523
217	NXP Semiconductor N.V., (Netherlands) (a)	14,381
366	Xilinx, Inc.	17,333

		120,922

	Software — 4.2%
290	Autodesk, Inc. (a)	16,362
165	CommVault Systems, Inc. (a)	8,093

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
668	Electronic Arts, Inc. (a)	23,950
198	FireEye, Inc. (a)	8,021
197	Guidewire Software, Inc. (a)	7,998
185	ServiceNow, Inc. (a)	11,475
143	Splunk, Inc. (a)	7,890
371	Synopsys, Inc. (a)	14,387
91	Tableau Software, Inc., Class A (a)	6,484
120	Workday, Inc., Class A (a)	10,783

		115,443

	Technology Hardware, Storage & Peripherals — 0.4%
108	SanDisk Corp.	11,268

	Total Information Technology	427,799

	Materials — 4.8%
	Chemicals — 3.0%
161	Airgas, Inc.	17,585
236	Albemarle Corp.	16,893
79	Rayonier Advanced Materials, Inc. (a)	3,071
145	Sherwin-Williams Co. (The)	29,948
140	Sigma-Aldrich Corp.	14,251

		81,748

	Construction Materials — 0.2%
73	Eagle Materials, Inc.	6,835

	Containers & Packaging — 1.6%
319	Ball Corp.	19,993
118	Rock-Tenn Co., Class A	12,426
242	Silgan Holdings, Inc.	12,293

		44,712

	Total Materials	133,295

	Utilities — 4.5%
	Electric Utilities — 1.4%
201	Edison International	11,668
374	Westar Energy, Inc.	14,290
379	Xcel Energy, Inc.	12,219

		38,177

	Gas Utilities — 0.8%
119	National Fuel Gas Co.	9,342
532	Questar Corp.	13,183

		22,525

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 2.3%
496	CenterPoint Energy, Inc.	12,673
420	CMS Energy Corp.	13,075
287	NiSource, Inc.	11,282
168	Sempra Energy	17,542
194	Wisconsin Energy Corp.	9,091

		63,663

	Total Utilities	124,365

	Total Common Stocks (Cost $1,965,782)	2,663,402

Short-Term Investment — 4.0%
	Investment Company — 4.0%
110,730	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $110,730)	110,730

	Total Investments — 100.0% (Cost $2,076,512)	2,774,132
	Liabilities in Excess of Other Assets — 0.0% (g)	(962)

	NET ASSETS — 100.0%	$2,773,170

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 22.5%
	Auto Components — 1.4%
468	BorgWarner, Inc.	30,476

	Automobiles — 2.8%
441	Harley-Davidson, Inc.	30,776
129	Tesla Motors, Inc. (a)	30,872

		61,648

	Hotels, Restaurants & Leisure — 4.3%
44	Chipotle Mexican Grill, Inc. (a)	26,070
898	Hilton Worldwide Holdings, Inc. (a)	20,930
518	Norwegian Cruise Line Holdings Ltd. (a)	16,421
97	Panera Bread Co., Class A (a)	14,593
77	Wynn Resorts Ltd.	15,941

		93,955

	Household Durables — 2.0%
175	Mohawk Industries, Inc. (a)	24,140
499	Toll Brothers, Inc. (a)	18,410

		42,550

	Internet & Catalog Retail — 2.2%
67	Netflix, Inc. (a)	29,564
173	TripAdvisor, Inc. (a)	18,787

		48,351

	Multiline Retail — 0.8%
377	Big Lots, Inc. (a)	17,211

	Specialty Retail — 5.0%
178	Advance Auto Parts, Inc.	23,975
221	Signet Jewelers Ltd., (Bermuda)	24,485
193	Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,670
496	Urban Outfitters, Inc. (a)	16,801
364	Williams-Sonoma, Inc.	26,128

		109,059

	Textiles, Apparel & Luxury Goods — 4.0%
375	Lululemon Athletica, Inc., (Canada) (a)	15,176
432	Michael Kors Holdings Ltd., (Hong Kong) (a)	38,314
208	Ralph Lauren Corp.	33,496

		86,986

	Total Consumer Discretionary	490,236

	Consumer Staples — 0.5%
	Food & Staples Retailing — 0.5%
328	Sprouts Farmers Market, Inc. (a)	10,716

	Energy — 6.3%
	Energy Equipment & Services — 1.0%
73	Dril-Quip, Inc. (a)	7,953

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
552	Frank’s International N.V., (Netherlands)	13,579

		21,532

	Oil, Gas & Consumable Fuels — 5.3%
251	Antero Resources Corp. (a)	16,447
513	Cabot Oil & Gas Corp.	17,510
233	Concho Resources, Inc. (a)	33,712
752	Laredo Petroleum Holdings, Inc. (a)	23,291
426	Plains All American Pipeline LP	25,575

		116,535

	Total Energy	138,067

	Financials — 11.1%
	Banks — 2.1%
584	East West Bancorp, Inc.	20,423
199	Signature Bank (a)	25,148

		45,571

	Capital Markets — 5.0%
204	Affiliated Managers Group, Inc. (a)	41,922
494	Blackstone Group LP (The)	16,530
598	Lazard Ltd., (Bermuda), Class A	30,838
623	TD Ameritrade Holding Corp.	19,525

		108,815

	Diversified Financial Services — 1.5%
372	Moody’s Corp.	32,627

	Insurance — 0.9%
236	Aon plc, (United Kingdom)	21,261

	Real Estate Management & Development — 1.6%
1,102	CBRE Group, Inc., Class A (a)	35,311

	Total Financials	243,585

	Health Care — 12.5%
	Biotechnology — 1.7%
88	Alexion Pharmaceuticals, Inc. (a)	13,734
252	Vertex Pharmaceuticals, Inc. (a)	23,831

		37,565

	Health Care Equipment & Supplies — 1.1%
283	Sirona Dental Systems, Inc. (a)	23,320

	Health Care Providers & Services — 3.8%
626	Brookdale Senior Living, Inc. (a)	20,874
636	Envision Healthcare Holdings, Inc. (a)	22,853
210	Humana, Inc.	26,875
463	Premier, Inc., Class A (a)	13,421

		84,023

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 4.3%
457	Agilent Technologies, Inc.	26,224
638	Bruker Corp. (a)	15,472
291	Illumina, Inc. (a)	51,902

		93,598

	Pharmaceuticals — 1.6%
105	Jazz Pharmaceuticals plc (a)	15,480
150	Valeant Pharmaceuticals International, Inc. (a)	18,918

		34,398

	Total Health Care	272,904

	Industrials — 20.3%
	Airlines — 1.5%
826	Delta Air Lines, Inc.	31,990

	Building Products — 1.3%
705	Fortune Brands Home & Security, Inc.	28,143

	Commercial Services & Supplies — 1.1%
200	Stericycle, Inc. (a)	23,716

	Construction & Engineering — 0.7%
188	Fluor Corp.	14,450

	Electrical Equipment — 2.6%
300	Acuity Brands, Inc.	41,530
297	Generac Holdings, Inc. (a)	14,481

		56,011

	Industrial Conglomerates — 1.1%
283	Carlisle Cos., Inc.	24,513

	Machinery — 5.2%
207	Colfax Corp. (a)	15,460
363	Flowserve Corp.	26,974
206	Middleby Corp. (The) (a)	17,073
400	Pall Corp.	34,164
197	WABCO Holdings, Inc. (a)	21,076

		114,747

	Marine — 1.3%
241	Kirby Corp. (a)	28,278

	Road & Rail — 2.4%
158	Canadian Pacific Railway Ltd., (Canada)	28,692
863	Hertz Global Holdings, Inc. (a)	24,190

		52,882

	Trading Companies & Distributors — 3.1%
937	HD Supply Holdings, Inc. (a)	26,604
252	MSC Industrial Direct Co., Inc., Class A	24,054

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
167	Watsco, Inc.	17,161

		67,819

	Total Industrials	442,549

	Information Technology — 21.2%
	Communications Equipment — 2.1%
498	Aruba Networks, Inc. (a)	8,722
817	Ciena Corp. (a)	17,692
230	Palo Alto Networks, Inc. (a)	19,277

		45,691

	Electronic Equipment, Instruments & Components — 1.5%
341	Amphenol Corp., Class A	32,813

	Internet Software & Services — 1.6%
126	CoStar Group, Inc. (a)	19,961
519	Pandora Media, Inc. (a)	15,308

		35,269

	IT Services — 2.7%
148	Alliance Data Systems Corp. (a)	41,653
473	VeriFone Systems, Inc. (a)	17,383

		59,036

	Semiconductors & Semiconductor Equipment — 5.3%
1,645	Applied Materials, Inc.	37,095
448	Avago Technologies Ltd., (Singapore)	32,280
335	Lam Research Corp.	22,626
339	NXP Semiconductor N.V., (Netherlands) (a)	22,408

		114,409

	Software — 7.2%
452	Autodesk, Inc. (a)	25,495
256	CommVault Systems, Inc. (a)	12,592
1,044	Electronic Arts, Inc. (a)	37,463
308	FireEye, Inc. (a)	12,477
306	Guidewire Software, Inc. (a)	12,446
289	ServiceNow, Inc. (a)	17,875
222	Splunk, Inc. (a)	12,278
141	Tableau Software, Inc., Class A (a)	10,079
187	Workday, Inc., Class A (a)	16,786

		157,491

	Technology Hardware, Storage & Peripherals — 0.8%
168	SanDisk Corp.	17,555

	Total Information Technology	462,264

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 2.0%
	Chemicals — 1.5%
157	Sherwin-Williams Co. (The)	32,464

	Construction Materials — 0.5%
113	Eagle Materials, Inc.	10,626

	Total Materials	43,090

	Total Common Stocks (Cost $1,465,708)	2,103,411

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
41,925	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $41,925)	41,925

	Total Investments — 98.3% (Cost $1,507,633)	2,145,336
	Other Assets in Excess of Liabilities — 1.7%	36,468

	NET ASSETS — 100.0%	$2,181,804

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 16.5%
	Hotels, Restaurants & Leisure — 1.2%
1,877	Marriott International, Inc., Class A	120,345
737	Starwood Hotels & Resorts Worldwide, Inc.	59,524

		179,869

	Household Durables — 2.1%
2,727	Jarden Corp. (a)	161,831
1,224	Mohawk Industries, Inc. (a)	169,273

		331,104

	Internet & Catalog Retail — 1.5%
2,933	Expedia, Inc.	231,021

	Media — 2.9%
798	CBS Corp. (Non-Voting), Class B	49,561
3,624	Clear Channel Outdoor Holdings, Inc., Class A	29,643
2,515	DISH Network Corp., Class A (a)	163,655
4,841	Gannett Co., Inc.	151,582
2,725	Time, Inc. (a)	66,001

		460,442

	Multiline Retail — 2.4%
938	Family Dollar Stores, Inc.	62,039
4,513	Kohl’s Corp.	237,764
1,208	Nordstrom, Inc.	82,032

		381,835

	Specialty Retail — 5.4%
279	AutoZone, Inc. (a)	149,723
1,948	Bed Bath & Beyond, Inc. (a)	111,777
3,188	Best Buy Co., Inc.	98,874
5,961	Gap, Inc. (The)	247,816
1,072	PetSmart, Inc.	64,076
1,269	Tiffany & Co.	127,255
776	TJX Cos., Inc. (The)	41,254

		840,775

	Textiles, Apparel & Luxury Goods — 1.0%
832	PVH Corp.	97,018
945	V.F. Corp.	59,526

		156,544

	Total Consumer Discretionary	2,581,590

	Consumer Staples — 5.1%
	Beverages — 1.6%
108	Brown-Forman Corp., Class B	10,192
640	Constellation Brands, Inc., Class A (a)	56,402
3,105	Dr. Pepper Snapple Group, Inc.	181,862

		248,456

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.9%
3,999	Kroger Co. (The)	197,674
14,287	Rite Aid Corp. (a)	102,441

		300,115

	Food Products — 0.7%
1,188	Hershey Co. (The)	115,677

	Household Products — 0.9%
1,083	Energizer Holdings, Inc.	132,168

	Total Consumer Staples	796,416

	Energy — 4.7%
	Oil, Gas & Consumable Fuels — 4.7%
1,921	Energen Corp.	170,766
1,300	EQT Corp.	138,968
3,131	PBF Energy, Inc., Class A	83,429
3,733	QEP Resources, Inc.	128,773
3,057	Southwestern Energy Co. (a)	139,079
1,370	Williams Cos., Inc. (The)	79,767

	Total Energy	740,782

	Financials — 28.4%
	Banks — 6.0%
1,389	City National Corp.	105,220
10,893	Fifth Third Bancorp	232,566
1,621	First Republic Bank	89,160
6,723	Huntington Bancshares, Inc.	64,133
1,674	M&T Bank Corp.	207,655
4,424	SunTrust Banks, Inc.	177,224
2,346	Zions Bancorporation	69,135

		945,093

	Capital Markets — 5.0%
2,042	Ameriprise Financial, Inc.	244,980
3,935	Invesco Ltd.	148,558
1,505	Legg Mason, Inc.	77,205
2,255	Northern Trust Corp.	144,822
1,973	T. Rowe Price Group, Inc.	166,529

		782,094

	Consumer Finance — 0.8%
5,058	Ally Financial, Inc. (a)	120,946

	Insurance — 9.0%
231	Alleghany Corp. (a)	101,006
1,409	Chubb Corp. (The)	129,859
4,126	Hartford Financial Services Group, Inc. (The)	147,742
5,814	Loews Corp.	255,881
5,511	Marsh & McLennan Cos., Inc.	285,557

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — Continued
4,527	Old Republic International Corp.	74,870
3,743	Unum Group	130,095
2,778	W.R. Berkley Corp.	128,636
4,448	XL Group plc, (Ireland)	145,582

		1,399,228

	Real Estate Investment Trusts (REITs) — 6.8%
2,308	American Campus Communities, Inc.	88,255
1,054	AvalonBay Communities, Inc.	149,858
3,003	Brixmor Property Group, Inc.	68,917
4,968	General Growth Properties, Inc.	117,053
6,696	Kimco Realty Corp.	153,865
2,696	Rayonier, Inc.	95,855
1,757	Regency Centers Corp.	97,857
1,636	Vornado Realty Trust	174,579
3,712	Weyerhaeuser Co.	122,845

		1,069,084

	Real Estate Management & Development — 0.5%
3,759	Brookfield Property Partners LP	78,449

	Thrifts & Mortgage Finance — 0.3%
4,827	Hudson City Bancorp, Inc.	47,445

	Total Financials	4,442,339

	Health Care — 5.7%
	Health Care Equipment & Supplies — 0.9%
3,133	CareFusion Corp. (a)	138,948

	Health Care Providers & Services — 4.8%
2,159	AmerisourceBergen Corp.	156,885
2,722	Brookdale Senior Living, Inc. (a)	90,747
2,448	Cigna Corp.	225,120
785	Henry Schein, Inc. (a)	93,116
1,399	Humana, Inc.	178,682

		744,550

	Total Health Care	883,498

	Industrials — 9.7%
	Building Products — 0.7%
2,571	Fortune Brands Home & Security, Inc.	102,649

	Electrical Equipment — 2.8%
2,818	AMETEK, Inc.	147,310
1,076	Hubbell, Inc., Class B	132,530
2,008	Regal-Beloit Corp.	157,779

		437,619

	Industrial Conglomerates — 1.3%
2,292	Carlisle Cos., Inc.	198,558

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
2,297	IDEX Corp.	185,495
2,770	Rexnord Corp. (a)	77,980
1,487	Snap-on, Inc.	176,197

		439,672

	Professional Services — 1.1%
2,462	Equifax, Inc.	178,623

	Trading Companies & Distributors — 1.0%
1,630	MSC Industrial Direct Co., Inc., Class A	155,865

	Total Industrials	1,512,986

	Information Technology — 9.6%
	Communications Equipment — 0.6%
4,376	CommScope Holding Co., Inc. (a)	101,225

	Electronic Equipment, Instruments & Components — 2.8%
2,337	Amphenol Corp., Class A	225,110
3,633	Arrow Electronics, Inc. (a)	219,445

		444,555

	IT Services — 1.6%
3,574	Jack Henry & Associates, Inc.	212,429
1,647	Sabre Corp. (a)	33,018

		245,447

	Semiconductors & Semiconductor Equipment — 3.5%
3,665	Analog Devices, Inc.	198,153
2,081	KLA-Tencor Corp.	151,179
4,198	Xilinx, Inc.	198,595

		547,927

	Software — 1.1%
4,249	Synopsys, Inc. (a)	164,964

	Total Information Technology	1,504,118

	Materials — 7.7%
	Chemicals — 4.4%
1,871	Airgas, Inc.	203,800
2,671	Albemarle Corp.	190,996
899	Rayonier Advanced Materials, Inc. (a)	34,827
505	Sherwin-Williams Co. (The)	104,428
1,583	Sigma-Aldrich Corp.	160,634

		694,685

	Containers & Packaging — 3.3%
3,657	Ball Corp.	229,246
1,349	Rock-Tenn Co., Class A	142,488
2,719	Silgan Holdings, Inc.	138,195

		509,929

	Total Materials	1,204,614

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 9.1%
	Electric Utilities — 2.8%
2,314	Edison International	134,482
4,287	Westar Energy, Inc.	163,737
4,382	Xcel Energy, Inc.	141,225

		439,444

	Gas Utilities — 1.6%
1,339	National Fuel Gas Co.	104,864
6,095	Questar Corp.	151,153

		256,017

	Multi-Utilities — 4.7%
5,720	CenterPoint Energy, Inc.	146,078
4,842	CMS Energy Corp.	150,832
3,224	NiSource, Inc.	126,847
1,885	Sempra Energy	197,380
2,227	Wisconsin Energy Corp.	104,488

		725,625

	Total Utilities	1,421,086

	Total Common Stocks (Cost $9,770,830)	15,087,429

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
617,032	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $617,032)	617,032

	Total Investments — 100.4% (Cost $10,387,862)	15,704,461
	Liabilities in Excess of Other Assets — (0.4)%	(58,876)

	NET ASSETS — 100.0%	$15,645,585

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.5% (j)
Common Stocks — 87.3%
	Consumer Discretionary — 15.5%
	Diversified Consumer Services — 3.0%
78	Apollo Education Group, Inc. (a)	2,428
78	DeVry Education Group, Inc.	3,321
6	Graham Holdings Co., Class B	4,219
103	H&R Block, Inc.	3,445

		13,413

	Hotels, Restaurants & Leisure — 1.8%
32	Las Vegas Sands Corp.	2,409
72	MGM Resorts International (a)	1,913
47	Royal Caribbean Cruises Ltd.	2,591
116	Wendy’s Co. (The)	988

		7,901

	Household Durables — 1.7%
55	Jarden Corp. (a)	3,242
156	PulteGroup, Inc.	3,140
10	Whirlpool Corp.	1,456

		7,838

	Internet & Catalog Retail — 0.3%
18	Expedia, Inc.	1,414

	Media — 2.7%
31	Gannett Co., Inc.	959
95	Live Nation Entertainment, Inc. (a)	2,344
42	Markit Ltd., (United Kingdom) (a)	1,141
24	Omnicom Group, Inc.	1,688
8	Regal Entertainment Group, Class A	158
51	Starz, Series A (a)	1,529
48	Viacom, Inc., Class B	4,159

		11,978

	Multiline Retail — 1.4%
22	Dillard’s, Inc., Class A	2,573
67	Macy’s, Inc.	3,877

		6,450

	Specialty Retail — 3.4%
110	Best Buy Co., Inc.	3,410
75	GameStop Corp., Class A	3,043
151	Guess?, Inc.	4,074
52	Lowe’s Cos., Inc.	2,515
231	Staples, Inc.	2,502

		15,544

	Textiles, Apparel & Luxury Goods — 1.2%
26	Deckers Outdoor Corp. (a)	2,281

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
30	Hanesbrands, Inc.	2,971

		5,252

	Total Consumer Discretionary	69,790

	Consumer Staples — 7.3%
	Beverages — 0.9%
53	Molson Coors Brewing Co., Class B	3,939

	Food & Staples Retailing — 2.0%
95	Kroger Co. (The)	4,696
257	Rite Aid Corp. (a)	1,842
73	Safeway, Inc.	2,519

		9,057

	Food Products — 2.2%
90	Archer-Daniels-Midland Co.	3,972
149	Pilgrim’s Pride Corp. (a)	4,086
56	Tyson Foods, Inc., Class A	2,093

		10,151

	Household Products — 0.9%
33	Energizer Holdings, Inc.	3,966

	Personal Products — 0.8%
57	Herbalife Ltd.	3,658

	Tobacco — 0.5%
33	Altria Group, Inc.	1,394
12	Lorillard, Inc.	747

		2,141

	Total Consumer Staples	32,912

	Energy — 5.0%
	Energy Equipment & Services — 1.6%
21	Baker Hughes, Inc.	1,535
124	Patterson-UTI Energy, Inc.	4,346
43	Superior Energy Services, Inc.	1,568

		7,449

	Oil, Gas & Consumable Fuels — 3.4%
22	ConocoPhillips	1,922
94	Kosmos Energy Ltd., (Bermuda) (a)	1,053
9	Marathon Petroleum Corp.	693
34	Newfield Exploration Co. (a)	1,493
26	Phillips 66	2,117
48	Tesoro Corp.	2,820
50	Valero Energy Corp.	2,514
17	Whiting Petroleum Corp. (a)	1,386

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
25	World Fuel Services Corp.	1,250

		15,248

	Total Energy	22,697

	Financials — 5.2%
	Banks — 1.0%
37	East West Bancorp, Inc.	1,281
33	Fifth Third Bancorp	709
91	KeyCorp	1,300
123	Regions Financial Corp.	1,303

		4,593

	Capital Markets — 1.4%
6	Ameriprise Financial, Inc.	763
91	E*TRADE Financial Corp. (a)	1,944
65	Lazard Ltd., (Bermuda), Class A	3,359

		6,066

	Consumer Finance — 0.3%
25	Discover Financial Services	1,523

	Insurance — 0.9%
16	Aspen Insurance Holdings Ltd., (Bermuda)	717
10	Everest Re Group Ltd., (Bermuda)	1,542
19	Prudential Financial, Inc.	1,660

		3,919

	Real Estate Investment Trusts (REITs) — 1.6%
43	Brandywine Realty Trust	673
14	Highwoods Properties, Inc.	570
40	NorthStar Realty Finance Corp.	691
160	RLJ Lodging Trust	4,629
6	SL Green Realty Corp.	688

		7,251

	Total Financials	23,352

	Health Care — 10.6%
	Biotechnology — 2.2%
21	Amgen, Inc.	2,469
14	Gilead Sciences, Inc. (a)	1,133
40	United Therapeutics Corp. (a)	3,516
29	Vertex Pharmaceuticals, Inc. (a)	2,711

		9,829

	Health Care Equipment & Supplies — 2.6%
22	Align Technology, Inc. (a)	1,238
13	Becton, Dickinson and Co.	1,549
35	Boston Scientific Corp. (a)	444

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
70	Medtronic, Inc.	4,458
52	Stryker Corp.	4,344

		12,033

	Health Care Providers & Services — 4.7%
57	Cardinal Health, Inc.	3,875
32	Cigna Corp.	2,919
32	Health Net, Inc. (a)	1,309
23	McKesson Corp.	4,213
62	Omnicare, Inc.	4,111
43	WellPoint, Inc.	4,670

		21,097

	Pharmaceuticals — 1.1%
148	Pfizer, Inc.	4,405
3	Salix Pharmaceuticals Ltd. (a)	416

		4,821

	Total Health Care	47,780

	Industrials — 13.9%
	Aerospace & Defense — 2.0%
23	Boeing Co. (The)	2,911
36	Northrop Grumman Corp.	4,346
20	Raytheon Co.	1,829

		9,086

	Air Freight & Logistics — 0.1%
3	United Parcel Service, Inc., Class B	283

	Airlines — 0.8%
10	Alaska Air Group, Inc.	928
16	Delta Air Lines, Inc.	601
74	Southwest Airlines Co.	1,992

		3,521

	Building Products — 0.1%
11	Allegion plc, (Ireland)	640

	Commercial Services & Supplies — 1.9%
149	Pitney Bowes, Inc.	4,116
251	R.R. Donnelley & Sons Co.	4,260

		8,376

	Construction & Engineering — 1.5%
126	AECOM Technology Corp. (a)	4,062
19	Fluor Corp.	1,426
28	URS Corp.	1,277

		6,765

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Electrical Equipment — 0.9%
54	Regal-Beloit Corp.	4,268

	Machinery — 4.3%
88	Allison Transmission Holdings, Inc.	2,744
53	IDEX Corp.	4,279
35	ITT Corp.	1,683
49	Oshkosh Corp.	2,713
33	Parker Hannifin Corp.	4,196
37	SPX Corp.	3,955

		19,570

	Professional Services — 1.9%
39	Dun & Bradstreet Corp. (The)	4,295
49	Manpowergroup, Inc.	4,134

		8,429

	Road & Rail — 0.4%
30	Landstar System, Inc.	1,915

	Total Industrials	62,853

	Information Technology — 19.9%
	Communications Equipment — 2.2%
436	Brocade Communications Systems, Inc.	4,011
54	Harris Corp.	4,073
127	Polycom, Inc. (a)	1,589

		9,673

	Internet Software & Services — 0.8%
51	IAC/InterActiveCorp	3,544

	IT Services — 2.9%
8	Amdocs Ltd.	362
41	Computer Sciences Corp.	2,560
43	DST Systems, Inc.	3,947
29	Global Payments, Inc.	2,113
39	Leidos Holdings, Inc.	1,491
19	Syntel, Inc. (a)	1,653
24	VeriFone Systems, Inc. (a)	893

		13,019

	Semiconductors & Semiconductor Equipment — 2.0%
46	Broadcom Corp., Class A	1,714
16	KLA-Tencor Corp.	1,182
66	Lam Research Corp.	4,493
95	NVIDIA Corp.	1,765

		9,154

	Software — 7.5%
112	Activision Blizzard, Inc.	2,498

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
85	Aspen Technology, Inc. (a)	3,951
92	CA, Inc.	2,637
116	Electronic Arts, Inc. (a)	4,146
51	Intuit, Inc.	4,091
100	Microsoft Corp.	4,162
56	Oracle Corp.	2,274
106	PTC, Inc. (a)	4,122
158	Rovi Corp. (a)	3,781
93	Symantec Corp.	2,132

		33,794

	Technology Hardware, Storage & Peripherals — 4.5%
34	Apple, Inc.	3,188
140	Hewlett-Packard Co.	4,717
94	Lexmark International, Inc., Class A	4,510
108	NetApp, Inc.	3,953
45	Western Digital Corp.	4,125

		20,493

	Total Information Technology	89,677

	Materials — 5.0%
	Chemicals — 0.7%
56	Huntsman Corp.	1,567
24	Scotts Miracle-Gro Co. (The), Class A	1,363

		2,930

	Containers & Packaging — 2.1%
23	Ball Corp.	1,461
38	Owens-Illinois, Inc. (a)	1,301
9	Packaging Corp. of America	662
116	Sealed Air Corp.	3,979
43	Silgan Holdings, Inc.	2,169

		9,572

	Metals & Mining — 1.4%
18	Reliance Steel & Aluminum Co.	1,341
41	Steel Dynamics, Inc.	741
91	United States Steel Corp.	2,364
48	Worthington Industries, Inc.	2,066

		6,512

	Paper & Forest Products — 0.8%
79	Domtar Corp., (Canada)	3,404

	Total Materials	22,418

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.3%
120	AT&T, Inc.	4,226
256	Frontier Communications Corp.	1,495

		5,721

	Wireless Telecommunication Services — 0.2%
31	T-Mobile US, Inc. (a)	1,035

	Total Telecommunication Services	6,756

	Utilities — 3.4%
	Gas Utilities — 1.1%
14	AGL Resources, Inc.	763
87	UGI Corp.	4,415

		5,178

	Independent Power & Renewable Electricity Producers — 2.3%
282	AES Corp.	4,391
82	Calpine Corp. (a)	1,952
113	Dynegy, Inc. (a)	3,927

		10,270

	Total Utilities	15,448

	Total Common Stocks (Cost $320,559)	393,683

Short-Term Investment — 12.2%
	Investment Company— 12.2%
55,130	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $55,130)	55,130

	Total Investments — 99.5% (Cost $375,689)	448,813
	Other Assets in Excess of Liabilities — 0.5%	2,189

	NET ASSETS — 100.0%	$451,002

Short Positions — 86.3%
Common Stocks — 86.3%
	Consumer Discretionary — 14.7%
	Hotels, Restaurants & Leisure — 4.4%
99	Carnival Corp.	3,731
80	Darden Restaurants, Inc.	3,701
42	Marriott International, Inc., Class A	2,707
6	McDonald’s Corp.	639
117	Norwegian Cruise Line Holdings Ltd. (a)	3,720
10	Panera Bread Co., Class A (a)	1,528
32	SeaWorld Entertainment, Inc.	901

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — continued
38	Yum! Brands, Inc.	3,050

		19,977

	Household Durables — 0.4%
27	Tempur Sealy International, Inc. (a)	1,590

	Internet & Catalog Retail — 0.2%
134	Groupon, Inc. (a)	888

	Leisure Products — 0.2%
20	Mattel, Inc.	787

	Media — 3.4%
56	AMC Networks, Inc., Class A (a)	3,456
27	Charter Communications, Inc., Class A (a)	4,292
16	Lamar Advertising Co., Class A	839
73	Madison Square Garden Co. (The), Class A (a)	4,562
598	Sirius XM Holdings, Inc. (a)	2,071

		15,220

	Multiline Retail — 0.8%
57	Family Dollar Stores, Inc.	3,798

	Specialty Retail — 3.6%
347	American Eagle Outfitters, Inc.	3,888
51	Cabela’s, Inc. (a)	3,153
35	Signet Jewelers Ltd., (Bermuda)	3,914
54	Tractor Supply Co.	3,246
23	Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,106

		16,307

	Textiles, Apparel & Luxury Goods — 1.7%
107	Kate Spade & Co. (a)	4,093
14	Lululemon Athletica, Inc., (Canada) (a)	555
25	PVH Corp.	2,912

		7,560

	Total Consumer Discretionary	66,127

	Consumer Staples — 7.5%
	Beverages — 0.9%
44	Brown-Forman Corp., Class B	4,156

	Food & Staples Retailing — 1.8%
116	Fresh Market, Inc. (The) (a)	3,867
64	United Natural Foods, Inc. (a)	4,173

		8,040

	Food Products — 2.9%
105	Darling Ingredients, Inc. (a)	2,204
191	Flowers Foods, Inc.	4,018
39	Hain Celestial Group, Inc. (The) (a)	3,472

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Food Products — continued
48	McCormick & Co., Inc. (Non-Voting)	3,428

		13,122

	Household Products — 0.9%
33	Clorox Co. (The)	3,007
13	Procter & Gamble Co. (The)	1,011

		4,018

	Personal Products — 1.0%
58	Estee Lauder Cos., Inc. (The), Class A	4,343

	Total Consumer Staples	33,679

	Energy — 7.5%
	Energy Equipment & Services — 2.3%
29	Dresser-Rand Group, Inc. (a)	1,824
539	McDermott International, Inc. (a)	4,361
53	Seadrill Ltd., (Bermuda)	2,134
40	Transocean Ltd., (Switzerland)	1,782

		10,101

	Oil, Gas & Consumable Fuels — 5.2%
29	Cabot Oil & Gas Corp.	987
28	Concho Resources, Inc. (a)	3,981
85	CONSOL Energy, Inc.	3,932
44	Diamondback Energy, Inc. (a)	3,929
26	Energen Corp.	2,298
70	Golar LNG Ltd., (Bermuda)	4,224
28	Gulfport Energy Corp. (a)	1,736
51	Kodiak Oil & Gas Corp. (a)	740
18	ONEOK, Inc.	1,193
14	Spectra Energy Corp.	590

		23,610

	Total Energy	33,711

	Financials — 4.5%
	Banks — 0.9%
10	M&T Bank Corp.	1,238
293	Valley National Bancorp	2,901

		4,139

	Capital Markets — 0.4%
21	T. Rowe Price Group, Inc.	1,740

	Consumer Finance — 0.5%
260	SLM Corp.	2,156

	Diversified Financial Services — 0.3%
22	CME Group, Inc.	1,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 1.3%
34	Cincinnati Financial Corp.	1,630
4	Markel Corp. (a)	2,639
141	MBIA, Inc. (a)	1,558

		5,827

	Real Estate Investment Trusts (REITs) — 0.6%
79	Annaly Capital Management, Inc.	909
22	Crown Castle International Corp.	1,625

		2,534

	Real Estate Management & Development — 0.1%
16	Realogy Holdings Corp. (a)	610

	Thrifts & Mortgage Finance — 0.4%
125	People’s United Financial, Inc.	1,893

	Total Financials	20,429

	Health Care — 9.7%
	Biotechnology — 1.6%
8	Biogen Idec, Inc. (a)	2,546
96	Cepheid, Inc. (a)	4,605

		7,151

	Health Care Equipment & Supplies — 1.4%
30	Cooper Cos., Inc. (The)	4,072
19	DENTSPLY International, Inc.	903
15	Sirona Dental Systems, Inc. (a)	1,206

		6,181

	Health Care Providers & Services — 3.4%
58	Brookdale Senior Living, Inc. (a)	1,918
73	Catamaran Corp. (a)	3,219
20	Patterson Cos., Inc.	798
79	Team Health Holdings, Inc. (a)	3,934
85	Tenet Healthcare Corp. (a)	3,972
17	Universal Health Services, Inc., Class B	1,671

		15,512

	Health Care Technology — 1.1%
149	Allscripts Healthcare Solutions, Inc. (a)	2,395
20	athenahealth, Inc. (a)	2,478

		4,873

	Pharmaceuticals — 2.2%
29	Eli Lilly & Co.	1,812
19	Hospira, Inc. (a)	995
19	Perrigo Co. plc, (Ireland)	2,809

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Pharmaceuticals — continued
131	Zoetis, Inc.	4,230

		9,846

	Total Health Care	43,563

	Industrials — 15.3%
	Aerospace & Defense — 2.3%
18	B/E Aerospace, Inc. (a)	1,691
36	Hexcel Corp. (a)	1,458
12	Precision Castparts Corp.	3,032
60	Triumph Group, Inc.	4,189

		10,370

	Airlines — 0.4%
26	Spirit Airlines, Inc. (a)	1,613

	Building Products — 1.3%
31	Armstrong World Industries, Inc. (a)	1,768
48	Fortune Brands Home & Security, Inc.	1,932
56	Owens Corning	2,183

		5,883

	Commercial Services & Supplies — 3.2%
123	Copart, Inc. (a)	4,428
78	Iron Mountain, Inc.	2,756
54	Republic Services, Inc.	2,066
9	Rollins, Inc.	258
18	Stericycle, Inc. (a)	2,093
59	Waste Connections, Inc.	2,854

		14,455

	Construction & Engineering — 0.9%
122	Quanta Services, Inc. (a)	4,226

	Electrical Equipment — 0.5%
33	SolarCity Corp. (a)	2,339

	Machinery — 1.6%
133	Harsco Corp.	3,532
25	PACCAR, Inc.	1,585
30	Timken Co.	2,059

		7,176

	Professional Services — 0.9%
70	Verisk Analytics, Inc., Class A (a)	4,225

	Road & Rail — 1.5%
31	Genesee & Wyoming, Inc., Class A (a)	3,258
13	Kansas City Southern	1,398
21	Ryder System, Inc.	1,880

		6,536

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.7%
83	Fastenal Co.	4,092
45	MSC Industrial Direct Co., Inc., Class A	4,297
15	W.W. Grainger, Inc.	3,820

		12,209

	Total Industrials	69,032

	Information Technology — 18.9%
	Communications Equipment — 1.5%
15	F5 Networks, Inc. (a)	1,640
81	JDS Uniphase Corp. (a)	1,006
70	ViaSat, Inc. (a)	4,070

		6,716

	Electronic Equipment, Instruments & Components — 2.6%
26	Arrow Electronics, Inc. (a)	1,597
27	IPG Photonics Corp. (a)	1,844
136	National Instruments Corp.	4,417
107	Trimble Navigation Ltd. (a)	3,954

		11,812

	Internet Software & Services — 2.8%
16	Equinix, Inc. (a)	3,377
23	LinkedIn Corp., Class A (a)	3,952
111	Rackspace Hosting, Inc. (a)	3,739
11	Zillow, Inc., Class A (a)	1,630

		12,698

	IT Services — 3.6%
52	Accenture plc, (Ireland), Class A	4,236
52	Automatic Data Processing, Inc.	4,147
43	CoreLogic, Inc. (a)	1,318
13	International Business Machines Corp.	2,366
105	Paychex, Inc.	4,356

		16,423

	Semiconductors & Semiconductor Equipment — 1.9%
63	Avago Technologies Ltd., (Singapore)	4,562
173	SunEdison, Inc. (a)	3,913

		8,475

	Software — 4.8%
65	CommVault Systems, Inc. (a)	3,203
18	Concur Technologies, Inc. (a)	1,675
77	Fortinet, Inc. (a)	1,936
51	NetSuite, Inc. (a)	4,417
46	salesforce.com, Inc. (a)	2,643
43	SolarWinds, Inc. (a)	1,648

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of future contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Software — continued
31	Ultimate Software Group, Inc. (The) (a)	4,232
590	Zynga, Inc., Class A (a)	1,893

		21,647

	Technology Hardware, Storage & Peripherals — 1.7%
126	NCR Corp. (a)	4,413
27	Stratasys Ltd. (a)	3,078

		7,491

	Total Information Technology	85,262

	Materials — 4.6%
	Chemicals — 2.5%
19	Air Products & Chemicals, Inc.	2,471
56	FMC Corp.	3,958
36	Praxair, Inc.	4,755

		11,184

	Construction Materials — 0.4%
17	Eagle Materials, Inc.	1,605

	Containers & Packaging — 0.5%
50	MeadWestvaco Corp.	2,203

	Metals & Mining — 1.2%
6	Allegheny Technologies, Inc.	253
47	Carpenter Technology Corp.	3,002
44	Newmont Mining Corp.	1,124
4	Nucor Corp.	197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
34	Southern Copper Corp.	1,030

		5,606

	Total Materials	20,598

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
180	Sprint Corp. (a)	1,532

	Utilities — 3.3%
	Electric Utilities — 0.7%
46	Southern Co. (The)	2,091
32	Xcel Energy, Inc.	1,042

		3,133

	Gas Utilities — 0.1%
13	ONE Gas, Inc.	508

	Multi-Utilities — 2.5%
49	Dominion Resources, Inc.	3,537
71	Integrys Energy Group, Inc.	5,016
74	NiSource, Inc.	2,905

		11,458

	Total Utilities	15,099

	Total Securities Sold Short (Proceeds $354,300)	$389,032

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(19)	E-mini S&P 500	09/19/14	$(1,855)	$(4)
(26)	S&P Mid Cap 400	09/19/14	(3,716)	(17)

				$(21)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.9%
	Consumer Discretionary — 15.8%
	Distributors — 0.3%
302	Genuine Parts Co.	26,498

	Hotels, Restaurants & Leisure — 1.2%
1,314	ClubCorp Holdings, Inc.	24,370
2,027	La Quinta Holdings, Inc. (a)	38,797
416	Marriott International, Inc., Class A	26,665

		89,832

	Household Durables — 0.5%
1,794	Brookfield Residential Properties, Inc., (Canada) (a)	37,230

	Internet & Catalog Retail — 1.3%
1,246	Expedia, Inc.	98,127

	Media — 4.7%
676	CBS Corp. (Non-Voting), Class B	41,982
429	DIRECTV (a)	36,435
1,583	DISH Network Corp., Class A (a)	103,009
1,107	Entercom Communications Corp., Class A (a)	11,876
1,293	Gannett Co., Inc.	40,487
873	Omnicom Group, Inc.	62,175
1,110	Time, Inc. (a)	26,874
1,126	Twenty-First Century Fox, Inc., Class B	38,526

		361,364

	Multiline Retail — 1.5%
2,162	Kohl’s Corp.	113,873

	Specialty Retail — 5.3%
126	AutoZone, Inc. (a)	67,630
1,487	Bed Bath & Beyond, Inc. (a)	85,301
2,642	Best Buy Co., Inc.	81,935
1,867	Gap, Inc. (The)	77,628
891	Home Depot, Inc. (The)	72,104
443	PetSmart, Inc.	26,482

		411,080

	Textiles, Apparel & Luxury Goods — 1.0%
547	Coach, Inc.	18,712
581	Hanesbrands, Inc.	57,204

		75,916

	Total Consumer Discretionary	1,213,920

	Consumer Staples — 4.4%
	Beverages — 0.9%
1,144	Dr. Pepper Snapple Group, Inc.	66,996

	Food & Staples Retailing — 1.1%
504	CVS Caremark Corp.	37,949

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
952	Kroger Co. (The)	47,052

		85,001

	Food Products — 1.1%
838	Post Holdings, Inc. (a)	42,663
506	TreeHouse Foods, Inc. (a)	40,554

		83,217

	Household Products — 1.3%
1,298	Procter & Gamble Co. (The)	101,986

	Total Consumer Staples	337,200

	Energy — 9.3%
	Oil, Gas & Consumable Fuels — 9.3%
1,165	CONSOL Energy, Inc.	53,676
1,264	Devon Energy Corp.	100,362
2,929	Exxon Mobil Corp.	294,841
2,261	Kinder Morgan, Inc.	81,995
1,283	PBF Energy, Inc., Class A	34,198
917	Phillips 66	73,786
1,191	Southwestern Energy Co. (a)	54,165
316	Teekay Corp., (Bermuda)	19,665

	Total Energy	712,688

	Financials — 31.6%
	Banks — 11.5%
7,713	Bank of America Corp.	118,555
2,037	Citigroup, Inc.	95,926
2,270	Fifth Third Bancorp	48,463
593	First Republic Bank	32,608
429	M&T Bank Corp.	53,199
1,154	National Bank Holdings Corp., Class A	23,006
828	PNC Financial Services Group, Inc. (The)	73,742
1,903	SunTrust Banks, Inc.	76,226
2,179	U.S. Bancorp	94,407
5,082	Wells Fargo & Co.	267,120

		883,252

	Capital Markets — 3.5%
413	Ameriprise Financial, Inc.	49,500
1,729	Legg Mason, Inc.	88,700
786	Northern Trust Corp.	50,451
979	T. Rowe Price Group, Inc.	82,657

		271,308

	Consumer Finance — 2.8%
3,087	Ally Financial, Inc. (a)	73,820
1,699	Capital One Financial Corp.	140,321

		214,141

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 9.4%
79	Alleghany Corp. (a)	34,718
617	Allied World Assurance Co. Holdings AG, (Switzerland)	23,451
2,063	American International Group, Inc.	112,609
2,018	Hartford Financial Services Group, Inc. (The)	72,275
3,602	Loews Corp.	158,513
1,033	Marsh & McLennan Cos., Inc.	53,514
1,253	Old Republic International Corp.	20,731
1,035	Prudential Financial, Inc.	91,904
780	Travelers Cos., Inc. (The)	73,328
1,471	Unum Group	51,132
588	W.R. Berkley Corp.	27,240

		719,415

	Real Estate Investment Trusts (REITs) — 3.5%
1,303	American Homes 4 Rent, Class A	23,134
1,237	American Residential Properties, Inc. (a)	23,185
1,517	Brixmor Property Group, Inc.	34,820
350	EastGroup Properties, Inc.	22,506
1,632	Excel Trust, Inc.	21,757
1,701	Kimco Realty Corp.	39,080
1,219	Rayonier, Inc.	43,343
1,882	Weyerhaeuser Co.	62,262

		270,087

	Real Estate Management & Development — 0.5%
957	Brookfield Asset Management, Inc., (Canada), Class A	42,105

	Thrifts & Mortgage Finance — 0.4%
3,146	Hudson City Bancorp, Inc.	30,923

	Total Financials	2,431,231

	Health Care — 8.8%
	Health Care Providers & Services — 2.2%
753	Aetna, Inc.	61,012
465	National Healthcare Corp.	26,190
959	UnitedHealth Group, Inc.	78,382

		165,584

	Pharmaceuticals — 6.6%
1,725	Johnson & Johnson	180,470
2,393	Merck & Co., Inc.	138,406
5,373	Pfizer, Inc.	159,462
265	Valeant Pharmaceuticals International, Inc. (a)	33,371

		511,709

	Total Health Care	677,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 6.6%
	Aerospace & Defense — 1.5%
589	Honeywell International, Inc.	54,766
513	United Technologies Corp.	59,180

		113,946

	Airlines — 1.0%
1,971	Delta Air Lines, Inc.	76,309

	Industrial Conglomerates — 0.9%
821	Carlisle Cos., Inc.	71,118

	Machinery — 1.8%
869	Dover Corp.	79,063
681	Illinois Tool Works, Inc.	59,663

		138,726

	Professional Services — 1.0%
1,011	Equifax, Inc.	73,316

	Road & Rail — 0.4%
331	Union Pacific Corp.	32,977

	Total Industrials	506,392

	Information Technology — 6.4%
	Communications Equipment — 1.9%
3,684	Cisco Systems, Inc.	91,555
730	QUALCOMM, Inc.	57,804

		149,359

	IT Services — 1.1%
209	International Business Machines Corp.	37,958
2,531	Western Union Co. (The)	43,879

		81,837

	Semiconductors & Semiconductor Equipment — 1.9%
808	Analog Devices, Inc.	43,688
770	KLA-Tencor Corp.	55,955
933	Texas Instruments, Inc.	44,569

		144,212

	Software — 0.7%
1,273	Microsoft Corp.	53,096

	Technology Hardware, Storage & Peripherals — 0.8%
1,860	Hewlett-Packard Co.	62,635

	Total Information Technology	491,139

	Materials — 3.1%
	Chemicals — 0.8%
586	Albemarle Corp.	41,928
406	Rayonier Advanced Materials, Inc. (a)	15,748

		57,676

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Construction Materials — 0.7%
432	Martin Marietta Materials, Inc.	57,106

	Containers & Packaging — 1.5%
928	Ball Corp.	58,192
536	Rock-Tenn Co., Class A	56,554

		114,746

	Paper & Forest Products — 0.1%
333	KapStone Paper & Packaging Corp. (a)	11,019

	Total Materials	240,547

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
1,919	Verizon Communications, Inc.	93,888

	Utilities — 5.7%
	Electric Utilities — 4.4%
1,002	American Electric Power Co., Inc.	55,859
862	Duke Energy Corp.	63,944
871	Edison International	50,628
733	NextEra Energy, Inc.	75,118
800	Northeast Utilities	37,816
1,797	Xcel Energy, Inc.	57,907

		341,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.3%
511	NiSource, Inc.	20,095
731	Sempra Energy	76,564

		96,659

	Total Utilities	437,931

	Total Common Stocks (Cost $5,813,116)	7,142,229

Short-Term Investment — 7.0%
	Investment Company — 7.0%
542,174	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $542,174)	542,174

	Total Investments — 99.9% (Cost $6,355,290)	7,684,403
	Other Assets in Excess of Liabilities — 0.1%	9,041

	NET ASSETS — 100.0%	$7,693,444

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(j)	— All or a portion of these securities are segregated for short sales.

(l)	— The rate shown is the current yield as of June 30, 2014
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$3,526,387		$2,663,402	$2,103,411
Investments in affiliates, at value	75,074		110,730	41,925

Total investment securities, at value	3,601,461		2,774,132	2,145,336
Cash	7		—	—
Receivables:
Investment securities sold	18,720		39,844	62,083
Fund shares sold	8,063		5,093	3,122
Dividends from non-affiliates	649		1,780	505
Dividends from affiliates	—	(a)	1	1
Other assets	90		230	—

Total Assets	3,628,990		2,821,080	2,211,047

LIABILITIES:
Payables:
Distributions	—		299	—
Investment securities purchased	59,188		43,520	25,725
Fund shares redeemed	1,564		1,830	1,145
Accrued liabilities:
Investment advisory fees	1,857		1,264	1,001
Administration fees	239		185	146
Shareholder servicing fees	375		250	355
Distribution fees	229		43	183
Custodian and accounting fees	57		55	43
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
Other	274		462	645

Total Liabilities	63,783		47,910	29,243

Net Assets	$3,565,207		$2,773,170	$2,181,804

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$2,474,212	$1,992,251	$1,371,401
Accumulated undistributed (distributions in excess of) net investment income	(7,786)	(535)	(5,808)
Accumulated net realized gains (losses)	129,213	83,834	178,508
Net unrealized appreciation (depreciation)	969,568	697,620	637,703

Total Net Assets	$3,565,207	$2,773,170	$2,181,804

Net Assets:
Class A	$717,564	$156,016	$765,310
Class B	2,417	—	5,243
Class C	144,229	20,018	41,047
Class R2	—	688	1,852
Class R5	1,453,864	91	27,454
Class R6	271,958	823,036	86,150
Select Class	975,175	1,773,321	1,254,748

Total	$3,565,207	$2,773,170	$2,181,804

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	50,379	3,474	27,838
Class B	186	—	270
Class C	11,111	453	1,758
Class R2	—	16	63
Class R5	99,363	2	900
Class R6	18,581	18,229	2,818
Select Class	67,263	39,279	41,293

Net Asset Value (a):
Class A — Redemption price per share	$14.24	$44.91	$27.49
Class B — Offering price per share (b)	12.97	—	19.40
Class C — Offering price per share (b)	12.98	44.21	23.35
Class R2 — Offering and redemption price per share	—	44.87	29.54
Class R5 — Offering and redemption price per share	14.63	45.15	30.52
Class R6 — Offering and redemption price per share	14.64	45.15	30.57
Select Class — Offering and redemption price per share	14.50	45.15	30.39
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.03	$47.40	$29.01

Cost of investments in non-affiliates	$2,556,819	$1,965,782	$1,465,708
Cost of investments in affiliates	75,074	110,730	41,925

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

As OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,087,429	$393,683		$7,142,229
Investments in affiliates, at value	617,032	55,130		542,174

Total investment securities, at value	15,704,461	448,813		7,684,403
Cash	—	166		—
Deposits at broker for futures contracts	—	110		—
Deposits at broker for securities sold short	—	392,326		—
Receivables:
Investment securities sold	18,764	29,979		6,240
Fund shares sold	13,595	8		25,478
Dividends from non-affiliates	16,725	464		7,462
Dividends from affiliates	5	1		5
Other assets	—	—		256

Total Assets	15,753,550	871,867		7,723,844

LIABILITIES:
Payables:
Securities sold short, at value	—	389,032		—
Dividend expense to non-affiliates on securities sold short	—	358		—
Investment securities purchased	71,250	30,854		18,027
Interest expense to non-affiliates on securities sold short	—	48		—
Fund shares redeemed	22,457	28		5,877
Variation margin on futures contracts	—	—	(a)	—
Accrued liabilities:
Investment advisory fees	6,405	406		3,411
Administration fees	1,055	31		513
Shareholder servicing fees	1,386	—		937
Distribution fees	1,103	8		582
Custodian and accounting fees	277	27		99
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	3
Other	4,031	73		951

Total Liabilities	107,965	420,865		30,400

Net Assets	$15,645,585	$451,002		$7,693,444

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,579,754	$475,837	$6,143,113
Accumulated undistributed (distributions in excess of) net investment income	48,215	(2,110)	57,743
Accumulated net realized gains (losses)	701,017	(61,096)	163,475
Net unrealized appreciation (depreciation)	5,316,599	38,371	1,329,113

Total Net Assets	$15,645,585	$451,002	$7,693,444

Net Assets:
Class A	$3,404,974	$10,301	$1,701,250
Class B	10,619	209	—
Class C	608,283	8,602	402,880
Class R2	71,958	—	—
Institutional Class	8,581,992	—	3,042,506
Select Class	2,967,759	431,890	2,546,808

Total	$15,645,585	$451,002	$7,693,444

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	91,398	1,040	58,370
Class B	291	22	—
Class C	16,807	915	13,854
Class R2	1,991	—	—
Institutional Class	225,918	—	103,787
Select Class	78,913	42,791	87,020

Net Asset Value (a):
Class A — Redemption price per share	$37.25	$9.91	$29.15
Class B — Offering price per share (b)	36.46	9.39	—
Class C — Offering price per share (b)	36.19	9.40	29.08
Class R2 — Offering and redemption price per share	36.14	—	—
Institutional Class — Offering and redemption price per share	37.99	—	29.31
Select Class — Offering and redemption price per share	37.61	10.09	29.27
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.31	$10.46	$30.77

Cost of investments in non-affiliates	$9,770,830	$320,559	$5,813,116
Cost of investments in affiliates	617,032	55,130	542,174
Proceeds from securities sold short	—	354,300	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$21,453	$18,296		$13,753
Dividend income from affiliates	12	9		12

Total investment income	21,465	18,305		13,765

EXPENSES:
Investment advisory fees	18,780	10,335		12,321
Administration fees	2,412	1,326		1,583
Distribution fees:
Class A	1,230	189		1,708
Class B	18	—		48
Class C	690	104		230
Class R2	—	1		5
Shareholder servicing fees:
Class A	1,230	189		1,708
Class B	6	—		16
Class C	230	35		77
Class R2	—	—	(a)	2
Class R5	617	—	(a)	12
Select Class	2,569	3,213		2,717
Custodian and accounting fees	98	57		74
Interest expense to affiliates	— (a)	—	(a)	—
Professional fees	77	62		59
Trustees’ and Chief Compliance Officer’s fees	26	13		18
Printing and mailing costs	186	245		193
Registration and filing fees	323	190		125
Transfer agent fees	1,314	2,435		2,006
Other	139	46		38

Total expenses	29,945	18,440		22,940

Less amounts waived	(516)	(4,171)		(3,121)

Net expenses	29,429	14,269		19,819

Net investment income (loss)	(7,964)	4,036		(6,054)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	223,546	135,142		314,124

Distributions of realized capital gains received from investment company affiliates	3	1		— (a)

Change in net unrealized appreciation/depreciation of investments in non-affiliates	492,238	222,527		225,799

Net realized/unrealized gains (losses)	715,787	357,670		539,923

Change in net assets resulting from operations	$707,823	$361,706		$533,869

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$240,432	$5,734	$137,761
Dividend income from affiliates	80	11	66

Total investment income	240,512	5,745	137,827

EXPENSES:
Investment advisory fees	94,246	4,969	35,774
Administration fees	12,118	332	4,593
Distribution fees:
Class A	8,194	31	3,032
Class B	92	2	—
Class C	4,322	73	2,208
Class R2	328	—	—
Shareholder servicing fees:
Class A	8,194	31	3,032
Class B	31	1	—
Class C	1,441	24	736
Class R2	164	—	—
Institutional Class	7,690	—	2,183
Select Class	7,193	938	4,534
Custodian and accounting fees	485	56	170
Professional fees	202	69	88
Trustees’ and Chief Compliance Officer’s fees	137	4	49
Printing and mailing costs	1,072	3	374
Registration and filing fees	521	54	264
Transfer agent fees	17,284	66	4,339
Other	360	19	88
Dividend expense to non-affiliates on securities sold short	—	4,379	—
Interest expense to non-affiliates on securities sold short	—	735	—

Total expenses	164,074	11,786	61,464

Less amounts waived	(26,840)	(1,668)	(7,418)

Net expenses	137,234	10,118	54,046

Net investment income (loss)	103,278	(4,373)	83,781

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,068,473	73,670	278,242
Futures	—	(1,177)	—
Securities sold short	—	(62,756)	—

Net realized gain (loss)	1,068,473	9,737	278,242

Distributions of realized capital gains received from investment company affiliates	6	— (a)	5
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,889,585	13,088	747,106
Futures	—	(28)	—
Securities sold short	—	(13,196)	—

Change in net unrealized appreciation/depreciation	1,889,585	(136)	747,106

Net realized/unrealized gains (losses)	2,958,064	9,601	1,025,353

Change in net assets resulting from operations	$3,061,342	$5,228	$1,109,134

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(7,964)	$6,260	$4,036	$5,474
Net realized gain (loss)	223,546	56,467	135,142	64,936
Distributions of capital gains received from investment company affiliates	3	—	1	—
Change in net unrealized appreciation/depreciation	492,238	252,716	222,527	143,890

Change in net assets resulting from operations	707,823	315,443	361,706	214,300

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(188)	(29)	(31)
From net realized gains	(21,773)	(670)	(4,217)	(75)
Class B
From net realized gains	(123)	(8)	—	—
Class C
From net investment income	—	—	—	(1)
From net realized gains	(4,242)	(106)	(1,100)	(15)
Class R2 (a)
From net investment income	—	—	— (c)	—
Class R5 (a)
From net investment income	—	(2,904)	— (c)	—
From net realized gains	(54,106)	(1,960)	—	—
Class R6 (a) (b)
From net investment income	—	—	(913)	—
Select Class
From net investment income	—	(1,645)	(3,282)	(4,620)
From net realized gains	(49,152)	(2,119)	(90,616)	(6,960)

Total distributions to shareholders	(129,396)	(9,600)	(100,157)	(11,702)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	987,358	338,022	1,551,394	(63,705)

NET ASSETS:
Change in net assets	1,565,785	643,865	1,812,943	138,893
Beginning of period	1,999,422	1,355,557	960,227	821,334

End of period	$3,565,207	$1,999,422	$2,773,170	$960,227

Accumulated undistributed (distributions in excess of) net investment income	$(7,786)	$(353)	$(535)	$(214)

(a)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(b)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,054)	$155	$103,278	$98,124
Net realized gain (loss)	314,124	146,094	1,068,473	465,647
Distributions of capital gains received from investment company affiliates	— (a)	—	6	—
Change in net unrealized appreciation/depreciation	225,799	169,741	1,889,585	1,779,184

Change in net assets resulting from operations	533,869	315,990	3,061,342	2,342,955

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(14,338)	(25,622)
From net realized gains	(69,231)	(25,563)	(135,361)	(19,155)
Class B
From net realized gains	(943)	(531)	(524)	(292)
Class C
From net investment income	—	—	(38)	(2,608)
From net realized gains	(3,392)	(1,148)	(24,588)	(3,426)
Class R2
From net investment income	—	—	(201)	(363)
From net realized gains	(58)	(11)	(2,784)	(258)
Class R5
From net realized gains	(2,276)	(664)	—	—
Class R6
From net realized gains	(5,408)	(826)	—	—
Institutional Class
From net investment income	—	—	(69,637)	(64,280)
From net realized gains	—	—	(318,626)	(34,137)
Select Class
From net investment income	—	—	(17,743)	(27,916)
From net realized gains	(99,863)	(36,115)	(112,976)	(17,242)

Total distributions to shareholders	(181,171)	(64,858)	(696,816)	(195,299)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	251,309	(100,151)	18,077	3,305,779

NET ASSETS:
Change in net assets	604,007	150,981	2,382,603	5,453,435
Beginning of period	1,577,797	1,426,816	13,262,982	7,809,547

End of period	$2,181,804	$1,577,797	$15,645,585	$13,262,982

Accumulated undistributed (distributions in excess of) net investment income	$(5,808)	$(1,822)	$48,215	$48,644

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,373)	$(4,302)	$83,781	$27,476
Net realized gain (loss)	9,737	21,526	278,242	52,298
Distributions of capital gains received from investment company affiliates	— (a)	—	5	—
Change in net unrealized appreciation/depreciation	(136)	(12,985)	747,106	438,061

Change in net assets resulting from operations	5,228	4,239	1,109,134	517,835

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(6,931)	(4,504)
From net realized gains	—	—	(30,061)	(1,946)
Class C
From net investment income	—	—	(562)	(368)
From net realized gains	—	—	(7,282)	(536)
Institutional Class
From net investment income	—	—	(19,755)	(8,338)
From net realized gains	—	—	(54,303)	(2,763)
Select Class
From net investment income	—	—	(12,951)	(7,570)
From net realized gains	—	—	(42,336)	(2,914)

Total distributions to shareholders	—	—	(174,181)	(28,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	101,988	(174,093)	3,061,568	2,075,888

NET ASSETS:
Change in net assets	107,216	(169,854)	3,996,521	2,564,784
Beginning of period	343,786	513,640	3,696,923	1,132,139

End of period	$451,002	$343,786	$7,693,444	$3,696,923

Accumulated undistributed (distributions in excess of) net investment income	$(2,110)	$(2,483)	$57,743	$14,270

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$463,212	$118,895	$92,281	$17,130
Net assets acquired in Fund reorganization (See Note 8)	—	—	42,694	—
Distributions reinvested	21,355	834	4,242	106
Cost of shares redeemed	(135,058)	(80,737)	(16,208)	(5,274)

Change in net assets resulting from Class A capital transactions	$349,509	$38,992	$123,009	$11,962

Class B
Proceeds from shares issued	$342	$106	$—	$—
Distributions reinvested	118	7	—	—
Cost of shares redeemed	(599)	(752)	—	—

Change in net assets resulting from Class B capital transactions	$(139)	$(639)	$—	$—

Class C
Proceeds from shares issued	$101,473	$15,313	$11,105	$4,723
Net assets acquired in Fund reorganization (See Note 8)	—	—	1,648	—
Distributions reinvested	3,500	83	1,100	16
Cost of shares redeemed	(18,573)	(6,338)	(1,925)	(349)

Change in net assets resulting from Class C capital transactions	$86,400	$9,058	$11,928	$4,390

Class R2 (b)
Proceeds from shares issued	$—	$—	$51	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	632	—
Distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	(28)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$655	$—

Class R5 (b)
Proceeds from shares issued	$540,555	$327,999	$1	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	87	—
Distributions reinvested	54,106	4,864	— (a)	—
Cost of shares redeemed	(225,926)	(97,306)	—	—

Change in net assets resulting from Class R5 capital transactions	$368,735	$235,557	$88	$—

Class R6 (b) (c)
Proceeds from shares issued	$276,436	$—	$108,850	$—
Net assets acquired in Fund reorganization (See Note 8)	—	—	676,262	—
Distributions reinvested	—	—	906	—
Cost of shares redeemed	(11,268)	—	(751)	—

Change in net assets resulting from Class R6 capital transactions	$265,168	$—	$785,267	$—

Select Class
Proceeds from shares issued	$429,743	$347,648	$490,477	$425,901
Net assets acquired in Fund reorganization (See Note 8)	—	—	390,167	—
Distributions reinvested	20,345	264	82,318	10,102
Cost of shares redeemed	(532,403)	(292,858)	(332,515)	(516,060)

Change in net assets resulting from Select Class capital transactions	$(82,315)	$55,054	$630,447	$(80,057)

Total change in net assets resulting from capital transactions	$987,358	$338,022	$1,551,394	$(63,705)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	34,641	11,374	2,197	475
Shares issued in connection with Fund reorganization (See Note 8)	—	—	995	—
Reinvested	1,645	85	107	3
Redeemed	(10,120)	(7,790)	(381)	(147)

Change in Class A Shares	26,166	3,669	2,918	331

Class B
Issued	28	10	—	—
Reinvested	10	1	—	—
Redeemed	(50)	(79)	—	—

Change in Class B Shares	(12)	(68)	—	—

Class C
Issued	8,282	1,585	269	132
Shares issued in connection with Fund reorganization (See Note 8)	—	—	39	—
Reinvested	295	9	28	1
Redeemed	(1,524)	(669)	(46)	(10)

Change in Class C Shares	7,053	925	290	123

Class R2 (b)
Issued	—	—	2	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	15	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(1)	—

Change in Class R2 Shares	—	—	16	—

Class R5 (b)
Issued	39,731	32,409	— (a)	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	2	—
Reinvested	4,065	481	— (a)	—
Redeemed	(15,945)	(9,664)	—	—

Change in Class R5 Shares	27,851	23,226	2	—

Class R6 (b) (c)
Issued	19,372	—	2,551	—
Shares issued in connection with Fund reorganization (See Note 8)	—	—	15,676	—
Reinvested	—	—	20	—
Redeemed	(791)	—	(18)	—

Change in Class R6 Shares	18,581	—	18,229	—

Select Class
Issued	31,913	31,902	11,736	12,148
Shares issued in connection with Fund reorganization (See Note 8)	—	—	9,044	—
Reinvested	1,541	26	2,060	297
Redeemed	(38,838)	(28,131)	(7,967)	(14,229)

Change in Select Class Shares	(5,384)	3,797	14,873	(1,784)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,470	$48,342	$455,863	$1,210,890
Distributions reinvested	65,053	23,844	139,350	42,247
Cost of shares redeemed	(127,370)	(115,922)	(880,766)	(610,574)

Change in net assets resulting from Class A capital transactions	$55,153	$(43,736)	$(285,553)	$642,563

Class B
Proceeds from shares issued	$60	$163	$98	$334
Distributions reinvested	905	512	502	267
Cost of shares redeemed	(3,553)	(4,906)	(7,405)	(49,930)

Change in net assets resulting from Class B capital transactions	$(2,588)	$(4,231)	$(6,805)	$(49,329)

Class C
Proceeds from shares issued	$14,903	$2,471	$27,504	$133,195
Distributions reinvested	2,860	948	19,472	4,745
Cost of shares redeemed	(5,376)	(5,306)	(66,037)	(66,664)

Change in net assets resulting from Class C capital transactions	$12,387	$(1,887)	$(19,061)	$71,276

Class R2
Proceeds from shares issued	$1,589	$122	$21,879	$45,141
Distributions reinvested	58	11	2,790	576
Cost of shares redeemed	(276)	(90)	(20,179)	(10,908)

Change in net assets resulting from Class R2 capital transactions	$1,371	$43	$4,490	$34,809

Class R5
Proceeds from shares issued	$11,177	$4,842	$—	$—
Distributions reinvested	2,276	664	—	—
Cost of shares redeemed	(8,354)	(5,382)	—	—

Change in net assets resulting from Class R5 capital transactions	$5,099	$124	$—	$—

Class R6
Proceeds from shares issued	$33,802	$32,440	$—	$—
Distributions reinvested	4,757	826	—	—
Cost of shares redeemed	(12,254)	(4,753)	—	—

Change in net assets resulting from Class R6 capital transactions	$26,305	$28,513	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$1,953,853	$2,982,640
Distributions reinvested	—	—	315,542	79,639
Cost of shares redeemed	—	—	(1,555,034)	(1,002,437)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$714,361	$2,059,842

Select Class
Proceeds from shares issued	$235,397	$131,018	$551,560	$1,124,563
Distributions reinvested	84,914	30,576	120,569	34,904
Cost of shares redeemed	(166,729)	(240,571)	(1,061,484)	(612,849)

Change in net assets resulting from Select Class capital transactions	$153,582	$(78,977)	$(389,355)	$546,618

Total change in net assets resulting from capital transactions	$251,309	$(100,151)	$18,077	$3,305,779

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	4,546	2,246	13,275	42,201
Reinvested	2,708	1,214	4,172	1,526
Redeemed	(4,940)	(5,508)	(25,729)	(21,054)

Change in Class A Shares	2,314	(2,048)	(8,282)	22,673

Class B
Issued	3	11	4	12
Reinvested	53	35	15	10
Redeemed	(193)	(313)	(223)	(1,796)

Change in Class B Shares	(137)	(267)	(204)	(1,774)

Class C
Issued	673	134	830	4,806
Reinvested	140	55	602	176
Redeemed	(244)	(292)	(1,968)	(2,386)

Change in Class C Shares	569	(103)	(536)	2,596

Class R2
Issued	58	5	654	1,617
Reinvested	2	1	86	22
Redeemed	(10)	(4)	(599)	(378)

Change in Class R2 Shares	50	2	141	1,261

Class R5
Issued	397	207	—	—
Reinvested	86	31	—	—
Redeemed	(293)	(229)	—	—

Change in Class R5 Shares	190	9	—	—

Class R6
Issued	1,187	1,389	—	—
Reinvested	179	39	—	—
Redeemed	(432)	(204)	—	—

Change in Class R6 Shares	934	1,224	—	—

Institutional Class
Issued	—	—	55,438	101,790
Reinvested	—	—	9,240	2,827
Redeemed	—	—	(44,220)	(34,195)

Change in Institutional Class Shares	—	—	20,458	70,422

Select Class
Issued	8,322	5,687	15,917	38,813
Reinvested	3,204	1,429	3,571	1,250
Redeemed	(5,903)	(10,555)	(30,426)	(20,799)

Change in Select Class Shares	5,623	(3,439)	(10,938)	19,264

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,563	$5,478	$931,606	$586,395
Distributions reinvested	—	—	34,685	6,154
Cost of shares redeemed	(6,487)	(11,203)	(255,314)	(121,764)

Change in net assets resulting from Class A capital transactions	$(3,924)	$(5,725)	$710,977	$470,785

Class B
Proceeds from shares issued	$3	$3	$—	$—
Cost of shares redeemed	(325)	(870)	—	—

Change in net assets resulting from Class B capital transactions	$(322)	$(867)	$—	$—

Class C
Proceeds from shares issued	$505	$751	$164,051	$82,479
Distributions reinvested	—	—	6,053	752
Cost of shares redeemed	(3,141)	(5,233)	(28,716)	(20,667)

Change in net assets resulting from Class C capital transactions	$(2,636)	$(4,482)	$141,388	$62,564

Institutional Class
Proceeds from shares issued	$—	$—	$1,480,427	$953,269
Distributions reinvested	—	—	69,075	10,007
Cost of shares redeemed	—	—	(330,856)	(69,891)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,218,646	$893,385

Select Class
Proceeds from shares issued	$114,928	$29,513	$1,276,857	$759,414
Distributions reinvested	—	—	49,543	7,729
Cost of shares redeemed	(6,058)	(192,532)	(335,843)	(117,989)

Change in net assets resulting from Select Class capital transactions	$108,870	$(163,019)	$990,557	$649,154

Total change in net assets resulting from capital transactions	$101,988	$(174,093)	$3,061,568	$2,075,888

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	262	567	34,698	26,590
Reinvested	—	—	1,320	287
Redeemed	(663)	(1,165)	(9,483)	(5,402)

Change in Class A Shares	(401)	(598)	26,535	21,475

Class B
Issued	1	— (a)	—	—
Redeemed	(36)	(94)	—	—

Change in Class B Shares	(35)	(94)	—	—

Class C
Issued	54	81	6,062	3,602
Reinvested	—	—	232	35
Redeemed	(338)	(568)	(1,062)	(938)

Change in Class C Shares	(284)	(487)	5,232	2,699

Institutional Class
Issued	—	—	54,588	42,258
Reinvested	—	—	2,610	466
Redeemed	—	—	(12,230)	(3,137)

Change in Institutional Class Shares	—	—	44,968	39,587

Select Class
Issued	11,408	3,039	47,271	34,123
Reinvested	—	—	1,877	360
Redeemed	(607)	(19,620)	(12,507)	(5,249)

Change in Select Class Shares	10,801	(16,581)	36,641	29,234

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2014	$11.43	$(0.07	)(f)	$3.52	$3.45	$—	$(0.64)	$(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—

Class B
Year Ended June 30, 2014	10.50	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—

Class C
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—

Class R5
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—

Class R6
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.24	30.69%	$717,564	1.24%	(0.51)%		1.31%	62%
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102

12.97	30.15	2,417	1.74	(0.99)		1.81	62
10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102

12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102

14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102

14.64	5.63	271,958	0.80	(0.15)		0.82	62

14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2014	$38.10	$(0.04	)(f)	$10.25	$10.21	$(0.02)	$(3.38)	$(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009(i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2014	37.71	(0.24	)(f)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	— (j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009(i) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (j)	—	— (j)

Class R2
March 14, 2014(i) through June 30, 2014	42.92	(0.05	)(f)	2.01	1.96	(0.01)	—	(0.01)

Class R5
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Class R6
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2014	38.22	0.11	(f)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.91	27.96%	$156,016	1.24%	(0.08)%		1.41%	47%
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

44.87	4.56	688	1.47	(0.41)		1.60	47

45.15	4.77	91	0.78	0.27		0.91	47

45.15	4.78	823,036	0.73	0.34		0.86	47

45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2014	$22.99	$(0.13	)(f)(g)	$7.42	$7.29	$(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—

Class B
Year Ended June 30, 2014	17.00	(0.18	)(f)(g)	5.37	5.19	(2.79)
Year Ended June 30, 2013	14.76	(0.11	)(f)(h)	3.34	3.23	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(i)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—

Class C
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—

Class R2
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—

Class R5
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

Class R6
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.19), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.00)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.49	33.44%	$765,310	1.24%	(0.51	)%(g)	1.37%	69%
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82

19.40	32.81	5,243	1.72	(0.98	)(g)	1.87	69
17.00	22.99	6,923	1.73	(0.69	)(h)	1.94	70
14.76	(7.08)	9,948	1.75	(0.77	)(i)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82

23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82

29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82

30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2014	$31.68	$0.15	(d)(e)	$7.02	$7.17	$(0.15)	$(1.45)	$(1.60)
Year Ended June 30, 2013	25.80	0.19	(d)(f)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(d)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(d)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(d)	3.48	3.67	—	—	—

Class B
Year Ended June 30, 2014	31.05	(0.03	)(d)(e)	6.89	6.86	—	(1.45)	(1.45)
Year Ended June 30, 2013	25.16	0.03	(d)(f)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(d)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(d)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(d)	3.39	3.49	—	—	—

Class C
Year Ended June 30, 2014	30.84	(0.03	)(d)(e)	6.83	6.80	— (g)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(d)(f)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(d)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(d)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(d)	3.40	3.50	—	—	—

Class R2
Year Ended June 30, 2014	30.81	0.06	(d)(e)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(d)(f)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(d)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(d)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(d)	3.42	3.57	—	—	—

Institutional Class
Year Ended June 30, 2014	32.26	0.32	(d)(e)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(d)(f)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(d)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(d)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(d)	3.52	3.81	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2014	31.95	0.23	(d)(e)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(d)(f)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(d)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(d)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(d)	3.49	3.73	— (g)	—	— (g)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $(0.03), $0.05, $0.32 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.25	23.25%	$3,404,974	1.23%	0.42	%(e)	1.37%	25%
31.68	25.06	3,157,503	1.23	0.67	(f)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34

36.46	22.67	10,619	1.72	(0.08	)(e)	1.87	25
31.05	24.42	15,382	1.74	0.13	(f)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34

36.19	22.63	608,283	1.74	(0.09	)(e)	1.87	25
30.84	24.43	534,813	1.74	0.16	(f)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34

36.14	22.94	71,958	1.49	0.17	(e)	1.62	25
30.81	24.71	57,003	1.49	0.43	(f)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34

37.99	23.88	8,581,992	0.74	0.92	(e)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(f)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34

37.61	23.59	2,967,759	0.98	0.67	(e)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(f)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2014	$9.79	$(0.13	)(e)	$0.25	$0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)(f)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)

Class B
Year Ended June 30, 2014	9.31	(0.17	)(e)	0.25	0.08
Year Ended June 30, 2013	9.29	(0.17	)(e)(f)	0.19	0.02
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)

Class C
Year Ended June 30, 2014	9.33	(0.17	)(e)	0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)

Select Class
Year Ended June 30, 2014	9.94	(0.11	)(e)	0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, 1.49% and 1.95% for 2011 and 1.49% and 1.94% for 2010; for Class B are 1.99% and 2.41 for the year ended June 30, 2014, 2.16% and 2.38% for the year ended June 30, 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Class C are 1.99% and 2.40 for the year ended June 30, 2014, 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011 and 2.24% and 2.44% for 2010; for Select Class are 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011 and 1.24% and 1.69% for 2010, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19), $(0.19) and $(0.11) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.07)%, (2.06)% and (1.16)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$9.91	1.23%	$10,301	2.78%	(1.36)%		3.20%	106%	227%
9.79	1.03	14,101	3.04	(1.13	)(f)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)		3.39	146	348

9.39	0.86	209	3.28	(1.88)		3.70	106	227
9.31	0.22	530	3.70	(1.82	)(f)	3.92	94	251
9.29	(1.90)	1,401	3.61	(2.18)		3.83	151	316
9.47	0.32	3,484	3.67	(2.47)		3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)		3.89	146	348

9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(f)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)		3.89	146	348

10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(f)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)		3.15	146	348

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2014	$24.64	$0.34	(d)	$5.03	$5.37	$(0.16)	$(0.70)	$(0.86)
Year Ended June 30, 2013	19.96	0.22	(d)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(d)	3.17	3.40	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2014	24.61	0.20	(d)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(d)	3.17	3.32	(0.12)	—	(0.12)

Institutional Class
Year Ended June 30, 2014	24.74	0.48	(d)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(d)	3.18	3.49	(0.26)	—	(0.26)

Select Class
Year Ended June 30, 2014	24.72	0.42	(d)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(d)	3.19	3.46	(0.23)	—	(0.23)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.15	22.19%	$1,701,250	1.24%	1.26%	1.33%	36%
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45

29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45

29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45

29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014 to accommodate the business combination (See Note 8.).

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities. Effective July 23, 2014, the Fund’s investment objective changed to seeks growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Mid Cap Equity Fund acquired all of the assets and liabilities of JPMorgan Mid Cap Core Fund in a reorganization on March 14, 2014. Please refer to footnote 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,601,461	$—	$—	$3,601,461

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,774,132	$—	$—	$2,774,132

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,145,336	$—	$—	$2,145,336

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,704,461	$—	$—	$15,704,461

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$448,813	$—	$—	$448,813

Total Liabilities for Securities Sold Short (a)	$(389,032)	$—	$—	$(389,032)

Depreciation in Other Financial Instruments
Futures Contracts	$(21)	$—	$—	$(21)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,684,403	$—	$—	$7,684,403

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2014, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$9,251	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	5,329
Ending Notional Balance Short	5,571

(a)	For the period August 1, 2013 through August 31, 2013.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$—	(a)	$531	$(531)
Mid Cap Equity Fund	693		(133)	(560)
Mid Cap Growth Fund	(3)		2,068	(2,065)
Mid Cap Value Fund	—		(1,750)	1,750
Multi-Cap Market Neutral Fund	(4,798)		4,746	52
Value Advantage Fund	—	(a)	(109)	109

(a)	Amounts rounds to less than $1,000.

The reclassifications for the Funds relate primarily to net operating losses, investments in real estate investment trusts, investments in partnerships and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$590	$—	(a)
Mid Cap Equity Fund	178	2
Mid Cap Growth Fund	74	1
Mid Cap Value Fund	44	6
Multi-Cap Market Neutral Fund	1	—	(a)
Value Advantage Fund	462	4

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.80%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014, except Growth Advantage Fund Class R6 which is in place until at least December 31, 2014 and Mid Cap Equity Fund which is in place until at least October 31, 2016. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$6	$—	$351	$357
Mid Cap Equity Fund	950	572	2,546	4,068
Mid Cap Growth Fund	1,126	1,262	653	3,041
Mid Cap Value Fund	7,675	10,005	8,306	25,986
Multi-Cap Market Neutral Fund	332	271	994	1,597
Value Advantage Fund	1,147	3,315	2,183	6,645

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$17	$17
Mid Cap Growth Fund	3	—	3	6
Mid Cap Value Fund	1	—	15	16

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014 was as follows (amounts in thousands):

Growth Advantage Fund	$142
Mid Cap Equity Fund	103
Mid Cap Growth Fund	74
Mid Cap Value Fund	838
Multi-Cap Market Neutral Fund	71
Value Advantage Fund	773

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,609,784	$1,746,940	$—	$—
Mid Cap Equity Fund	1,024,762	731,652	—	—
Mid Cap Growth Fund	1,302,822	1,282,372	—	—
Mid Cap Value Fund	3,518,573	4,310,752	—	—
Multi-Cap Market Neutral Fund	382,073	387,381	440,170	433,377
Value Advantage Fund	4,498,620	1,856,063	—	—

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$2,639,880	$1,015,816	$54,235	$961,581
Mid Cap Equity Fund	2,084,042	712,580	22,490	690,090
Mid Cap Growth Fund	1,510,459	667,233	32,356	634,877
Mid Cap Value Fund	10,410,147	5,306,583	12,269	5,294,314
Multi-Cap Market Neutral Fund	377,909	74,422	3,518	70,904
Value Advantage Fund	6,368,767	1,354,153	38,517	1,315,636

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Growth Advantage Fund	$41,088	$88,308	$129,396
Mid Cap Equity Fund	33,507	66,650	100,157
Mid Cap Growth Fund	1,961	179,210	181,171
Mid Cap Value Fund	235,213	461,603	696,816
Value Advantage Fund	93,947	80,234	174,181

The tax character of distributions paid during the year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$3,788	$5,812	$9,600
Mid Cap Equity Fund	5,458	6,244	11,702
Mid Cap Growth Fund	—	64,858	64,858
Mid Cap Value Fund	120,789	74,510	195,299
Value Advantage Fund	20,780	8,159	28,939

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$34,819	$102,382	$—	$961,581
Mid Cap Equity Fund	24,678	66,846	—	690,090
Mid Cap Growth Fund	33,076	161,934	(13,557)	634,877
Mid Cap Value Fund	159,009	647,503	(34,731)	5,294,314
Multi-Cap Market Neutral Fund	—	—	(29,615)	24,646
Value Advantage Fund	115,342	119,378	—	1,315,636

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, investments in partnerships, loss deferrals on unsettled short sales, late year ordinary loss deferrals and post-October capital loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2014, the Funds did not have post-enactment capital loss carryforwards.

As of June 30, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018		Total
Mid Cap Growth Fund	$—	$—	$13,557	*	$13,557	*
Mid Cap Value Fund	—	—	34,731	*	34,731	*
Multi-Cap Market Neutral Fund	29,615	—	—		29,615

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended June 30, 2014 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforward Utilized
Mid Cap Growth Fund	$25,463
Mid Cap Value Fund	6,654
Multi-Cap Market Neutral Fund	9,584

Late year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2014 the following Funds deferred to July 1, 2014 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Growth Advantage Fund	$7,762	$—	$—
Multi-Cap Market Neutral Fund	2,074	17,757	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014. Average borrowings from the Facility for the year ended June 30, 2014, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Growth Advantage Fund	$29,339	0.19%	2	$—	(a)
Mid Cap Equity Fund	11,650	0.20	3	—	(a)

(a)	Amount rounds to less than $1,000.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, as of June 30, 2014, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	39.6%
Mid Cap Equity Fund	—	28.1
Multi-Cap Market Neutral Fund	91.8%	—
Value Advantage Fund	—	16.9

Additionally, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2014, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82
Acquiring Fund

Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows (amounts in thousands):

Net investment income (loss)	$7,170
Net realized/unrealized gains (losses)	555,924

Change in net assets resulting from operations	$563,094

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 14, 2014.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2014

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financal Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,046.30	$6.34	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,043.40	8.87	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,043.40	8.82	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R5
Actual*	1,000.00	1,048.00	4.37	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Class R6
Actual*	1,000.00	1,048.70	4.06	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,046.90	5.38	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,081.10	6.40	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,078.60	8.97	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R2
Actual**	$1,000.00	$1,045.60	$4.45	1.47%
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class R5
Actual**	1,000.00	1,047.70	2.36	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Class R6
Actual**	1,000.00	1,047.80	2.21	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Select Class
Actual*	1,000.00	1,082.80	4.60	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,085.30	6.41	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,082.60	8.98	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,082.50	8.98	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,084.40	7.24	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class R5
Actual*	1,000.00	1,087.70	4.09	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,087.90	3.83	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,086.90	4.81	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,079.10	6.34	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,076.50	8.96	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class C
Actual*	1,000.00	1,076.40	8.96	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class R2
Actual*	1,000.00	1,077.80	7.68	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual*	1,000.00	1,081.70	3.82	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Select Class
Actual*	1,000.00	1,080.40	5.06	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual*	$1,000.00	$998.00	$13.87	2.80%
Hypothetical*	1,000.00	1,010.91	13.96	2.80
Class B
Actual*	1,000.00	995.80	16.63	3.36
Hypothetical*	1,000.00	1,008.13	16.73	3.36
Class C
Actual*	1,000.00	995.80	16.33	3.30
Hypothetical*	1,000.00	1,008.43	16.43	3.30
Select Class
Actual*	1,000.00	999.00	12.54	2.53
Hypothetical*	1,000.00	1,012.25	12.62	2.53

Value Advantage Fund
Class A
Actual*	1,000.00	1,077.20	6.33	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,074.30	8.90	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual*	1,000.00	1,079.60	3.76	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Select Class
Actual*	1,000.00	1,078.50	5.05	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM I, including Mid Cap Equity Fund and Value Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMFMFG held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMFMFG, including Mid Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	248,045
Withheld	2,166

Dr. Matthew Goldstein
In Favor	247,867
Withheld	2,343

Robert J. Higgins
In Favor	193,893
Withheld	56,317

Frankie D. Hughes
In Favor	247,973
Withheld	2,237

Peter C. Marshall
In Favor	247,787
Withheld	2,423

Mary E. Martinez
In Favor	247,969
Withheld	2,241

Marilyn McCoy
In Favor	248,057
Withheld	2,153

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	248,056
Withheld	2,154

William G. Morton, Jr.
In Favor	247,904
Withheld	2,306

Robert A. Oden, Jr.
In Favor	247,855
Withheld	2,355

Marian U. Pardo
In Favor	248,110
Withheld	2,101

Frederick W. Ruebeck
In Favor	247,773
Withheld	2,437

James J. Schonbachler
In Favor	247,959
Withheld	2,251

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

J.P. Morgan Mutual Fund Investment Trust

JPMMFIT held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMMFIT, including Growth Advantage Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	215,054
Withheld	617

Dr. Matthew Goldstein
In Favor	215,008
Withheld	662

Robert J. Higgins
In Favor	208,280
Withheld	7,391

Frankie D. Hughes
In Favor	215,086
Withheld	584

Peter C. Marshall
In Favor	215,045
Withheld	625

Mary E. Martinez
In Favor	215,037
Withheld	633

Marilyn McCoy
In Favor	215,057
Withheld	614

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	215,054
Withheld	616

William G. Morton, Jr.
In Favor	215,030
Withheld	640

Robert A. Oden, Jr.
In Favor	215,047
Withheld	623

Marian U. Pardo
In Favor	215,021
Withheld	649

Frederick W. Ruebeck
In Favor	215,049
Withheld	621

James J. Schonbachler
In Favor	215,049
Withheld	622

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the following proposals.

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of the JPM II, including Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816
Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

Proposal 2: To approve the replacement of the fundamental investment objective for the Mid Cap Growth Fund with a new fundamental investment objective. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	13,083
Against	326
Abstain	229
Broker Non Votes	15,311

The new fundamental investment objective was approved by shareholders of the Fund when the special meeting reconvened on July 23, 2014.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
For	39,826
Against	593
Abstain	529
Broker Non Votes	12,639

JUNE 30, 2014	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Growth Advantage Fund	25.37%
Mid Cap Equity Fund	42.27
Mid Cap Growth Fund	33.89
Mid Cap Value Fund	81.33
Value Advantage Fund	58.86

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$88,308
Mid Cap Equity Fund	66,650
Mid Cap Growth Fund	179,210
Mid Cap Value Fund	461,603
Value Advantage Fund	80,234

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$21,512
Mid Cap Equity Fund	18,956
Mid Cap Growth Fund	1,961
Mid Cap Value Fund	235,213
Value Advantage Fund	93,947

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2014. All rights reserved. June 2014.

AN-MC-614

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2014

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S.
Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S.
Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact,
U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy,
China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61%
and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of
2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging
European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of
the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s
December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and
Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past
12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued
support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index notched seven record high closings in December 2013.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued
to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. After outperforming large cap stocks in 2013, small cap stocks traded lower starting in
February 2014. The Russell 2000 Index fell as much as 9%, before regaining some strength at the end of May 2014. In June, small caps rebounded strongly to outperform large cap securities and mid cap securities for the month.

During the reporting period, the energy and health care sectors were strong performers, while consumer discretionary and financials services were among the weakest performers. The Russell 2000 Index returned 23.64%, while the Russell 2000 Growth Index returned 24.73% and the Russell 2000 Value Index returned 22.54% for the twelve months ended June 30, 2014.

2

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

18.52%

Russell 2000 Growth Index

24.73%

Net Assets as of 6/30/2014 (In Thousands)

$
560,024

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the technology and energy sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the producer durables and health care sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s positions Francesca’s Holdings Corp., Model N Inc. and ReachLocal Inc. Shares of Francesca’s, a specialty retailer of clothing, accessories and gifts, traded lower on a weak back-to-school sales season in 2013 and the company’s failure to increase comparable store sales. Shares of Model N, a provider of revenue management services, fell on questions about the company’s business model and management’s ability to execute its strategy and the replacement of the company’s head of sales shortly after the initial public offering in 2013. Shares of ReachLocal, a provider of Internet marketing and analytics, remained weak as the company’s revamped sales model led to results that were below expectations and raised questions about future growth.

Individual contributors to relative performance included the Fund’s positions in Envestnet Inc., Spirit Airlines Inc. and Acuity Brands Inc. Shares of Envestnet, a provider of technology to the financial services sector, benefitted from the company’s market share gains and healthy recurring revenue. Shares of Spirit Airlines, an airline serving North America, the Caribbean and Latin America, traded higher amid improved demand for travel and industry-wide capacity discipline and record utilization levels. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Acuity Brands, Inc.

2.1
%

2.

Middleby Corp. (The)

1.9

3.

Old Dominion Freight Line, Inc.

1.7

4.

Envestnet, Inc.

1.6

5.

Watsco, Inc.

1.5

6.

Insulet Corp.

1.4

7.

Rush Enterprises, Inc., Class A

1.4

8.

Acadia Healthcare Co., Inc.

1.4

9.

Fortune Brands Home & Security, Inc.

1.4

10.

Trulia, Inc.

1.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

22.9
%

Health Care

22.9

Industrials

22.3

Consumer Discretionary

14.9

Financials

8.3

Energy

5.9

Telecommunication Services

1.0

Others (each less than 1.0%)

0.6

Short-Term Investment

1.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

May 19, 1997

Without Sales Charge

18.52
%

19.09
%

7.74
%

With Sales Charge*

12.29

17.81

7.16

CLASS B SHARES

May 19, 1997

Without CDSC

17.94

18.45

7.23

With CDSC**

12.94

18.25

7.23

CLASS C SHARES

January 7, 1998

Without CDSC

17.93

18.45

7.14

With CDSC***

16.93

18.45

7.14

SELECT CLASS SHARES

April 5, 1999

18.87

19.50

8.14

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2004 to June
30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial
investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

28.95%

Russell 2000 Index

23.64%

Net Assets as of 6/30/2014 (In Thousands)

$
703,307

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN
DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the
“Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the health services & systems sector and the systems hardware sector was the leading contributor to performance relative to the
Benchmark, while the Fund’s security selection in the finance and energy sectors was the main detractor from relative performance.

Individual contributors to relative performance included the Fund’s positions in Rite Aid Corp., SunEdison Inc. and Lannett Co. Shares of Rite Aid, a
national drug-store chain, rose as management shed underperforming stores and continued to execute on its turnaround efforts. Shares of SunEdison, a maker of silicon wafers and solar energy products, gained from the continued expansion of its solar energy business. Shares of Lannett, a maker of generic pharmaceuticals, rose on healthy revenue growth, a low debt-to-equity ratio and expanding profit margins.

Individual detractors from relative performance included the Fund’s positions in Medicines Co., Republic Airways Holdings and Cooper Tire & Rubber Co. Shares of Medicines, a pharmaceutical company focused on serving the hospital market, sank after a U.S. Food and Drug Administration panel voted against approval of the company’s blood clot prevention treatment. Shares of Republic Airways, a regional airline, fell on investor concerns about the company’s growth prospects. Shares of Cooper Tire, a manufacturer of replacement automotive tires, remained under pressure after it cancelled a merger agreement with Indian tire maker Apollo Tyres.

HOW WAS THE FUND POSITIONED?

In accordance
with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Sanmina Corp.

1.1
%

2.

Tower International, Inc.

1.1

3.

Deluxe Corp.

1.1

4.

Barnes & Noble, Inc.

1.0

5.

Warren Resources, Inc.

1.0

6.

Greatbatch, Inc.

1.0

7.

WebMD Health Corp.

1.0

8.

Popular, Inc., (Puerto Rico)

1.0

9.

Dynegy, Inc.

1.0

10.

NuVasive, Inc.

1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials

22.0
%

Information Technology

17.7

Industrials

14.4

Consumer Discretionary

13.6

Health Care

11.8

Energy

7.1

Consumer Staples

4.1

Materials

3.8

Utilities

3.2

Telecommunication Services

1.2

U.S. Treasury Obligations

0.2

Short-Term Investment

0.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

SELECT CLASS SHARES

January 1, 1997

28.95
%

22.34
%

8.73
%

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper
Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged

index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core
Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

23.27%

Russell 2000 Index

23.64%

Net Assets as of 6/30/2014 (In Thousands)

$
3,409,445

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the materials & processing sector and its underweight position in the health care sector were the leading detractors from performance relative to the Benchmark. The Fund’s security selection in the financial services and energy sectors was the leading contributor to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in
American Eagle Outfitters Inc., ProAssurance Group Corp. and Quicksilver Inc. Shares of American Eagle, a specialty retailer of apparel, traded lower on intensifying competition and discounting in retail apparel, along with some product missteps.
Shares of ProAssurance, a provider of professional liability insurance not held in the Benchmark, fell on weaker-than-expected quarterly results, driven by poor pricing and higher expenses from mergers and acquisitions activity. Shares of
Quicksilver, a maker of branded apparel, fell after weak quarterly earnings and sales led to a shift in strategy by management.

Individual
contributors to relative performance included the Fund’s overweight positions in HFF Inc., Cimarex Energy Co. and Zillow Inc. Shares of HFF, a commercial real estate company, traded higher on better-than-expected revenue and continued market share gains. Shares of Cimarex Energy, an oil and gas producer not held in the Benchmark, gained on the company’s ability to execute on its acreage position in the Permian Basin and to outperform expectations. Shares of Zillow, an online provider of real estate and housing information, traded higher on improving conditions in real estate and the company’s ability to expand its competitive advantage over its peers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Waste Connections, Inc.

2.8
%

2.

Jarden Corp.

2.4

3.

Associated Banc-Corp.

2.2

4.

IDEXX Laboratories, Inc.

2.0

5.

Taminco Corp.

1.9

6.

Brinker International, Inc.

1.9

7.

Silgan Holdings, Inc.

1.8

8.

ProAssurance Corp.

1.8

9.

Crown Holdings, Inc.

1.7

10.

AptarGroup, Inc.

1.7

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary

20.0
%

Financials

19.8

Industrials

16.8

Information Technology

12.3

Health Care

9.1

Materials

7.2

Energy

5.2

Consumer Staples

2.9

Utilities

2.8

Short-Term Investment

3.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

December 20, 1994

Without Sales Charge

23.27
%

20.45
%

12.55
%

With Sales Charge*

16.81

19.16

11.95

CLASS B SHARES

March 28, 1995

Without CDSC

22.67

19.86

12.09

With CDSC**

17.67

19.66

12.09

CLASS C SHARES

February 19, 2005

Without CDSC

22.67

19.87

11.97

With CDSC***

21.67

19.87

11.97

CLASS R2 SHARES

November 3, 2008

22.95

20.15

12.39

CLASS R5 SHARES

May 15, 2006

23.90

21.06

13.12

SELECT CLASS SHARES

May 7, 1996

23.65

20.82

12.93

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its
inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares.
The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of
Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper
Small-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds

Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund
performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B
Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

18.94%

Russell 2000 Growth Index

24.73%

Net Assets as of 6/30/2014 (In Thousands)

$
1,157,314

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the technology and energy sectors was a leading detractor from performance relative to the Benchmark, while security selection in the producer durables and health care sectors was a leading contributor to relative performance.

Individual detractors from relative performance included the Fund’s positions in Francesca’s Holdings Corp., Model N Inc. and ReachLocal Inc.
Shares of Francesca’s, a specialty retailer of clothing, accessories and gifts, traded lower on a weak back-to-school sales season in 2013 and the company’s failure to increase comparable store sales. Shares of Model N, a provider of revenue management services, fell on questions about the company’s business model and management’s ability to execute its strategy and the replacement of the company’s head of sales shortly after the initial public offering in 2013.
Shares of ReachLocal, a provider of Internet marketing and analytics, remained weak as the company’s revamped sales model led to results that were below expectations and raised questions about future growth.

Individual contributors to relative performance included the Fund’s positions in Envestnet Inc., Spirit Airlines Inc. and Acuity Brands Inc. Shares of
Envestnet, a provider of technology to the financial services sector, benefitted from the company’s market share gains and healthy recurring revenue. Shares of Spirit Airlines, an airline serving North America, the Caribbean and Latin America, traded higher amid improved demand for travel and industry-wide capacity discipline and record utilization levels. Shares of Acuity Brands, a provider of lighting products for commercial and retail markets, traded higher amid an improving environment for non-residential renovation and construction as well as the company’s growth in energy efficient and digitized lighting.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Acuity Brands, Inc.

2.1
%

2.

Middleby Corp. (The)

1.9

3.

Old Dominion Freight Line, Inc.

1.6

4.

Envestnet, Inc.

1.6

5.

Watsco, Inc.

1.5

6.

Insulet Corp.

1.4

7.

Rush Enterprises, Inc., Class A

1.4

8.

Acadia Healthcare Co., Inc.

1.4

9.

Fortune Brands Home & Security, Inc.

1.4

10.

Trulia, Inc.

1.3

PORTFOLIO COMPOSITION BY SECTOR***

Health Care

22.9
%

Information Technology

22.9

Industrials

22.2

Consumer Discretionary

14.9

Financials

8.3

Energy

5.9

Telecommunication Services

1.0

Others (each less than 1.0%)

0.5

Short-Term Investment

1.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

July 1, 1991

Without Sales Charge

18.94
%

20.57
%

9.48
%

With Sales Charge*

12.70

19.26

8.89

CLASS B SHARES

September 12, 1994

Without CDSC

18.34

19.93

8.93

With CDSC**

13.34

19.74

8.93

CLASS C SHARES

November 4, 1997

Without CDSC

18.29

19.91

8.85

With CDSC***

17.29

19.91

8.85

CLASS R2 SHARES

November 3, 2008

18.62

20.23

9.12

CLASS R6 SHARES

November 30, 2010

19.55

21.13

9.94

INSTITUTIONAL CLASS SHARES

February 19, 2005

19.46

21.04

9.90

SELECT CLASS SHARES

March 26, 1996

19.20

20.86

9.75

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares
prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from February 19, 2005 through inception and on the performance of Select Class Shares prior to February 19, 2005. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in
Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect

reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper
Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth
Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The
Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

21.57%

Russell 2000 Value Index

22.54%

Net Assets as of 6/30/2014 (In Thousands)

$
1,559,154

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 2000 Value Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the consumer cyclical and retail sectors was the primary detractor from performance relative to the Benchmark, while security selection in the semiconductors and health services & systems sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Forest Oil Corp., Northstar Realty Financial Corp. and World Acceptance
Corp. Shares of Forest Oil, an independent oil and gas company focused on natural gas production, sank as the company struggled with disappointing production from its Eagle Ford property. Shares of Northstar, a real estate investment trust, performed well during the year, and the Fund’s lack of position in the stock hurt performance relative to the Benchmark. Shares of World Acceptance, a small-loan consumer finance company, retreated on new reports that the company was a target of multiple shareholder lawsuits.

Individual contributors to relative performance included the Fund’s positions in Rite Aid Corp., Penn
Virginia Corp. and Intelliquent Inc. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores and continued to execute on its turnaround efforts. Shares of Penn Virginia, an independent oil and gas company, rose after the company reaffirmed its forecast for production and cash flow. Shares of Inteliquent, a provider of Ethernet voice and data services, gained after the company revised upward its forecast for earnings and revenue.

HOW WAS THE FUND POSITIONED?

In accordance
with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Portland General Electric Co.

1.2
%

2.

TiVo, Inc.

1.1

3.

Dana Holding Corp.

1.1

4.

CYS Investments, Inc.

1.1

5.

Helix Energy Solutions Group, Inc.

1.1

6.

Iconix Brand Group, Inc.

1.1

7.

Rite Aid Corp.

1.0

8.

Spansion, Inc., Class A

0.9

9.

Minerals Technologies, Inc.

0.9

10.

CNO Financial Group, Inc.

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

35.3
%

Industrials

13.8

Information Technology

11.9

Consumer Discretionary

9.6

Energy

6.9

Utilities

5.8

Health Care

5.0

Materials

4.0

Consumer Staples

3.1

Others (each less than 1.0%)

1.0

Short-Term Investment

3.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

11

JPMorgan Small Cap
Value Fund

FUND COMMENTARY

TWELVE
MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

January 27, 1995

Without Sales Charge

21.24
%

21.01
%

8.74
%

With Sales Charge*

14.86

19.72

8.15

CLASS B SHARES

January 27, 1995

Without CDSC

20.50

20.28

8.19

With CDSC**

15.50

20.09

8.19

CLASS C SHARES

March 22, 1999

Without CDSC

20.45

20.28

8.07

With CDSC***

19.45

20.28

8.07

CLASS R2 SHARES

November 3, 2008

20.95

20.71

8.46

CLASS R5 SHARES

May 15, 2006

21.67

21.43

9.09

CLASS R6 SHARES

February 22, 2005

21.71

21.47

9.15

SELECT CLASS SHARES

January 27, 1995

21.57

21.32

9.01

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class
R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.
The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value
Index and the Lipper Small-Cap Value Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a
$1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2014 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

26.42%

Russell 2000 Index

23.64%

Net Assets as of 6/30/2014 (In Thousands)

$
581,763

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares)
outperformed the Russell 2000 Index (the “Benchmark”) for the 12 months ended June 30, 2014. The Fund’s security selection in the software & services sector and the basic materials sector was the leading contributor to performance relative to the Benchmark, while security selection in the media and the real estate investment trust (REIT) sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Rite Aid Corp., Ubiquity Networks Inc. and Manhattan Associates Inc. Shares of Rite Aid Corp., a drugstore chain, rose as management shed underperforming stores and continued to execute on its turnaround efforts. Shares of Ubiquity, a communications technology company, gained from a string of quarterly earnings surprises, a strong balance sheet and substantial cash flow. Shares of Manhattan Associates, a supply-chain software maker, rose after the company raised its forecast for revenue and earnings.

Individual detractors from relative performance included the Fund’s positions in Republic Airways Holdings Inc., Cross Country Healthcare Inc. and
Aegerion Pharmaceuticals Inc. Shares of Republic Airways, a U.S. regional airline, fell on investor concerns about the company’s growth prospects. Shares of Cross Country Healthcare, a provider of staffing services for the health care industry, slumped after the company missed analysts’ earnings estimates for several consecutive quarters. Shares of Aegerion, a drug maker focused on treatments of lipid (cholesterol) disorders, weakened after the company lowered its revenue forecast.

HOW WAS THE FUND POSITIONED?

In
accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Manhattan Associates, Inc.

1.3
%

2.

InterDigital, Inc.

1.3

3.

Minerals Technologies, Inc.

1.3

4.

Iconix Brand Group, Inc.

1.2

5.

Rite Aid Corp.

1.2

6.

Dana Holding Corp.

1.2

7.

hhgregg, Inc.

1.0

8.

AAR Corp.

1.0

9.

Abraxas Petroleum Corp.

1.0

10.

CYS Investments, Inc.

1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials

20.7
%

Information Technology

17.1

Industrials

14.2

Consumer Discretionary

13.4

Health Care

12.9

Energy

6.6

Consumer Staples

3.6

Materials

3.5

Utilities

3.0

Telecommunication Services

1.1

U.S. Treasury Obligation

0.4

Short-Term Investment

3.5

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2014

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

November 1, 2007

Without Sales Charge

25.86
%

22.32
%

9.08
%

With Sales Charge*

19.25

21.02

8.50

CLASS C SHARES

November 1, 2007

Without CDSC

25.35

21.72

8.73

With CDSC**

24.35

21.72

8.73

CLASS R2 SHARES

November 1, 2011

25.66

22.19

9.02

CLASS R6 SHARES

November 1, 2011

26.54

22.87

9.49

INSTITUTIONAL CLASS SHARES

November 4, 1993

26.42

22.82

9.47

SELECT CLASS SHARES

September 10, 2001

26.21

22.61

9.28

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/04 To 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C
Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performances of the Class A Shares from
November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6
Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in
Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Fund assumes reinvestment of

all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap
Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the
Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a
$3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.3%

Consumer Discretionary — 14.8%

Distributors — 0.9%

88

Pool Corp.

5,001

Diversified Consumer Services — 1.0%

338

2U, Inc. (a)

5,685

Hotels, Restaurants & Leisure — 1.2%

64

Noodles & Co. (a)

2,218

435

Scientific Games Corp., Class A (a)

4,839

7,057

Household Durables — 1.0%

100

La-Z-Boy, Inc.

2,316

197

TRI Pointe Homes, Inc. (a)

3,091

5,407

Internet & Catalog Retail — 2.1%

100

Coupons.com, Inc. (a)

2,622

136

HomeAway, Inc. (a)

4,728

165

RetailMeNot, Inc. (a)

4,379

11,729

Media — 0.5%

395

ReachLocal, Inc. (a)

2,776

Specialty Retail — 4.8%

143

Container Store Group, Inc. (The) (a)

3,967

150

Five Below, Inc. (a)

5,997

258

Francesca’s Holdings Corp. (a)

3,802

47

Lithia Motors, Inc., Class A

4,413

53

Lumber Liquidators Holdings, Inc. (a)

3,995

93

Penske Automotive Group, Inc.

4,606

26,780

Textiles, Apparel & Luxury Goods — 3.3%

83

Movado Group, Inc.

3,460

78

Skechers U.S.A., Inc., Class A (a)

3,578

241

Vera Bradley, Inc. (a)

5,265

67

Vince Holding Corp. (a)

2,443

149

Wolverine World Wide, Inc.

3,886

18,632

Total Consumer Discretionary

83,067

Consumer Staples — 0.1%

Food & Staples Retailing — 0.1%

47

Fairway Group Holdings Corp. (a)

315

Energy — 5.9%

Energy Equipment & Services — 2.4%

66

Dril-Quip, Inc. (a)

7,173

SHARES

SECURITY DESCRIPTION

VALUE($)

Energy Equipment & Services — continued

165

Forum Energy Technologies, Inc. (a)

6,018

13,191

Oil, Gas & Consumable Fuels — 3.5%

132

Delek U.S. Holdings, Inc.

3,725

110

Eclipse Resources Corp. (a)

2,774

227

Laredo Petroleum Holdings, Inc. (a)

7,028

109

Oasis Petroleum, Inc. (a)

6,116

19,643

Total Energy

32,834

Financials — 8.2%

Banks — 0.9%

41

Signature Bank (a)

5,195

Capital Markets — 2.9%

92

Cohen & Steers, Inc.

3,972

124

Financial Engines, Inc.

5,623

148

FXCM, Inc., Class A

2,207

379

PennantPark Investment Corp.

4,338

16,140

Insurance — 0.5%

75

AmTrust Financial Services, Inc.

3,157

Real Estate Investment Trusts (REITs) — 2.0%

159

CubeSmart

2,913

43

EastGroup Properties, Inc.

2,730

269

Glimcher Realty Trust

2,912

65

Highwoods Properties, Inc.

2,730

11,285

Real Estate Management & Development — 0.8%

147

RE/MAX Holdings, Inc., Class A

4,358

Thrifts & Mortgage Finance — 1.1%

83

BofI Holding, Inc. (a)

6,091

Total Financials

46,226

Health Care — 22.8%

Biotechnology — 9.2%

138

ACADIA Pharmaceuticals, Inc. (a)

3,122

74

Acceleron Pharma, Inc. (a)

2,513

69

Aegerion Pharmaceuticals, Inc. (a)

2,224

160

Arrowhead Research Corp. (a)

2,288

161

Chimerix, Inc. (a)

3,540

208

Exact Sciences Corp. (a)

3,539

342

Halozyme Therapeutics, Inc. (a)

3,382

212

Ignyta, Inc. (a)

1,928

192

Insmed, Inc. (a)

3,836

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Biotechnology — continued

109

InterMune, Inc. (a)

4,791

94

Intrexon Corp. (a)

2,363

36

Isis Pharmaceuticals, Inc. (a)

1,231

195

Keryx Biopharmaceuticals, Inc. (a)

2,996

58

Kite Pharma, Inc. (a)

1,677

114

Portola Pharmaceuticals, Inc. (a)

3,319

39

Puma Biotechnology, Inc. (a)

2,580

66

Receptos, Inc. (a)

2,807

423

Threshold Pharmaceuticals, Inc. (a)

1,676

64

Versartis, Inc. (a)

1,791

51,603

Health Care Equipment & Supplies — 5.9%

352

GenMark Diagnostics, Inc. (a)

4,765

203

Insulet Corp. (a)

8,065

133

K2M Group Holdings, Inc. (a)

1,977

435

Novadaq Technologies, Inc., (Canada) (a)

7,163

401

Syneron Medical Ltd., (Israel) (a)

4,133

146

Tandem Diabetes Care, Inc. (a)

2,381

1,632

Unilife Corp. (a)

4,832

33,316

Health Care Providers & Services — 3.2%

169

Acadia Healthcare Co., Inc. (a)

7,706

135

Surgical Care Affiliates, Inc. (a)

3,931

85

WellCare Health Plans, Inc. (a)

6,330

17,967

Health Care Technology — 0.9%

196

Veeva Systems, Inc., Class A (a)

4,984

Life Sciences Tools & Services — 1.9%

174

Bruker Corp. (a)

4,229

216

Fluidigm Corp. (a)

6,356

10,585

Pharmaceuticals — 1.7%

295

Nektar Therapeutics (a)

3,783

73

Revance Therapeutics, Inc. (a)

2,479

119

Sagent Pharmaceuticals, Inc. (a)

3,086

9,348

Total Health Care

127,803

Industrials — 22.2%

Aerospace & Defense — 1.9%

123

HEICO Corp.

6,400

104

Hexcel Corp. (a)

4,261

10,661

SHARES

SECURITY DESCRIPTION

VALUE($)

Air Freight & Logistics — 0.9%

166

XPO Logistics, Inc. (a)

4,764

Airlines — 1.0%

85

Spirit Airlines, Inc. (a)

5,349

Building Products — 2.5%

190

Fortune Brands Home & Security, Inc.

7,567

225

Trex Co., Inc. (a)

6,490

14,057

Electrical Equipment — 3.3%

84

Acuity Brands, Inc.

11,658

102

Generac Holdings, Inc. (a)

4,962

200

TCP International Holdings Ltd., (Switzerland) (a)

2,053

18,673

Industrial Conglomerates — 1.2%

80

Carlisle Cos., Inc.

6,953

Machinery — 3.1%

89

Graco, Inc.

6,966

127

Middleby Corp. (The) (a)

10,494

17,460

Marine — 1.3%

62

Kirby Corp. (a)

7,227

Road & Rail — 2.4%

190

Marten Transport Ltd.

4,250

145

Old Dominion Freight Line, Inc. (a)

9,241

13,491

Trading Companies & Distributors — 4.6%

44

DXP Enterprises, Inc. (a)

3,350

62

MSC Industrial Direct Co., Inc., Class A

5,883

232

Rush Enterprises, Inc., Class A (a)

8,045

82

Watsco, Inc.

8,441

25,719

Total Industrials

124,354

Information Technology — 22.8%

Communications Equipment — 3.8%

271

Aruba Networks, Inc. (a)

4,752

232

Ciena Corp. (a)

5,015

387

Infinera Corp. (a)

3,564

52

Palo Alto Networks, Inc. (a)

4,365

286

Ruckus Wireless, Inc. (a)

3,407

21,103

SEE NOTES TO
FINANCIAL STATEMENTS.

16

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Electronic Equipment, Instruments & Components — 0.8%

48

FEI Co.

4,392

Internet Software & Services — 9.1%

126

ChannelAdvisor Corp. (a)

3,327

117

Cornerstone OnDemand, Inc. (a)

5,391

40

CoStar Group, Inc. (a)

6,366

119

Dealertrack Technologies, Inc. (a)

5,409

75

Demandware, Inc. (a)

5,230

183

Envestnet, Inc. (a)

8,975

124

Marketo, Inc. (a)

3,611

53

OpenTable, Inc. (a)

5,486

153

Trulia, Inc. (a)

7,268

51,063

Semiconductors & Semiconductor Equipment — 2.8%

99

Cavium, Inc. (a)

4,895

404

Inphi Corp. (a)

5,938

123

Monolithic Power Systems, Inc.

5,208

16,041

Software — 5.4%

257

A10 Networks, Inc. (a)

3,413

104

CommVault Systems, Inc. (a)

5,122

192

Fortinet, Inc. (a)

4,828

303

Gigamon, Inc. (a)

5,808

119

Guidewire Software, Inc. (a)

4,849

86

Imperva, Inc. (a)

2,247

55

Tableau Software, Inc., Class A (a)

3,923

30,190

SHARES

SECURITY DESCRIPTION

VALUE($)

Technology Hardware, Storage & Peripherals — 0.9%

164

Nimble Storage, Inc. (a)

5,048

Total Information Technology

127,837

Materials — 0.5%

Construction Materials — 0.5%

28

Eagle Materials, Inc.

2,676

Telecommunication Services — 1.0%

Wireless Telecommunication Services — 1.0%

311

Boingo Wireless, Inc. (a)

2,123

222

RingCentral, Inc., Class A (a)

3,353

Total Telecommunication Services

5,476

Total Common Stocks (Cost $401,943)

550,588

Short-Term Investment — 1.2%

Investment Company — 1.2%

6,614

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $6,614)

6,614

Total Investments — 99.5% (Cost $408,557)

557,202

Other Assets in Excess of Liabilities — 0.5%

2,822

NET ASSETS — 100.0%

$
560,024

Percentages indicated are based on net assets.

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.5%

Consumer Discretionary — 13.5%

Auto Components — 1.4%

28

Standard Motor Products, Inc.

1,233

56

Stoneridge, Inc. (a)

600

213

Tower International, Inc. (a)

7,847

9,680

Distributors — 0.3%

40

Core-Mark Holding Co., Inc.

1,807

9

VOXX International Corp. (a)

85

1,892

Diversified Consumer Services — 0.6%

79

2U, Inc. (a)

1,328

9

Capella Education Co.

506

110

Chegg, Inc. (a)

776

18

ITT Educational Services, Inc. (a)

307

60

ServiceMaster Global Holdings, Inc. (a)

1,097

4,014

Hotels, Restaurants & Leisure — 1.4%

33

Einstein Noah Restaurant Group, Inc.

535

61

Jack in the Box, Inc.

3,650

24

La Quinta Holdings, Inc. (a)

450

179

Ruth’s Hospitality Group, Inc.

2,213

116

Sonic Corp. (a)

2,562

15

Zoe’s Kitchen, Inc. (a)

512

9,922

Household Durables — 2.0%

37

Century Communities, Inc. (a)

824

19

GoPro, Inc., Class A (a)

758

95

Helen of Troy Ltd., (Bermuda) (a)

5,766

20

Jarden Corp. (a)

1,163

68

KB Home

1,278

14

Libbey, Inc. (a)

370

50

Lifetime Brands, Inc.

778

10

NACCO Industries, Inc., Class A

491

140

Skullcandy, Inc. (a)

1,016

15

Turtle Beach Corp. (a)

135

36

Universal Electronics, Inc. (a)

1,755

14,334

Internet & Catalog Retail — 0.1%

15

Coupons.com, Inc. (a)

405

Leisure Products — 0.0% (g)

14

Nautilus, Inc. (a)

155

SHARES

SECURITY DESCRIPTION

VALUE($)

Media — 1.4%

15

AMC Entertainment Holdings, Inc., Class A (m)

383

244

E.W. Scripps Co. (The), Class A (a)

5,169

33

Entercom Communications Corp., Class A (a)

357

74

Gray Television, Inc. (a)

976

86

Journal Communications, Inc., Class A (a)

765

12

Live Nation Entertainment, Inc. (a)

296

63

Markit Ltd., (United Kingdom) (a)

1,703

16

Sinclair Broadcast Group, Inc., Class A

570

10,219

Multiline Retail — 0.7%

43

Dillard’s, Inc., Class A

5,014

Specialty Retail — 4.1%

320

Barnes & Noble, Inc. (a)

7,286

107

Brown Shoe Co., Inc.

3,061

69

Cato Corp. (The), Class A

2,135

9

Children’s Place, Inc. (The)

457

30

Destination Maternity Corp.

692

207

Express, Inc. (a)

3,520

69

Lithia Motors, Inc., Class A

6,444

25

Michaels Cos., Inc. (The) (a)

420

671

Office Depot, Inc. (a)

3,816

14

Outerwall, Inc. (a)

819

32

Systemax, Inc. (a)

464

29,114

Textiles, Apparel & Luxury Goods — 1.5%

60

G-III Apparel Group Ltd. (a)

4,875

125

Iconix Brand Group, Inc. (a)

5,372

14

RG Barry Corp.

265

10,512

Total Consumer Discretionary

95,261

Consumer Staples — 4.1%

Food & Staples Retailing — 1.9%

66

Andersons, Inc. (The)

3,404

731

Rite Aid Corp. (a)

5,244

183

Roundy’s, Inc.

1,008

193

SpartanNash Co.

4,054

13,710

Food Products — 1.8%

371

Chiquita Brands International, Inc. (a)

4,028

184

Pilgrim’s Pride Corp. (a)

5,037

53

Pinnacle Foods, Inc.

1,734

17

Sanderson Farms, Inc.

1,633

12,432

SEE NOTES TO
FINANCIAL STATEMENTS.

18

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Personal Products — 0.4%

28

Revlon, Inc., Class A (a)

842

22

USANA Health Sciences, Inc. (a)

1,695

2,537

Total Consumer Staples

28,679

Energy — 7.0%

Energy Equipment & Services — 2.1%

57

C&J Energy Services, Inc. (a)

1,912

50

Dawson Geophysical Co.

1,424

62

Forum Energy Technologies, Inc. (a)

2,262

63

Helix Energy Solutions Group, Inc. (a)

1,655

69

Matrix Service Co. (a)

2,259

16

Pioneer Energy Services Corp. (a)

286

66

Superior Energy Services, Inc.

2,387

122

Tesco Corp.

2,606

14,791

Oil, Gas & Consumable Fuels — 4.9%

71

Carrizo Oil & Gas, Inc. (a)

4,925

65

Delek U.S. Holdings, Inc.

1,832

30

Energy XXI Bermuda Ltd., (Bermuda)

703

49

Equal Energy Ltd.

265

150

Green Plains, Inc.

4,940

16

Memorial Resource Development Corp. (a)

392

103

Pacific Ethanol, Inc. (a)

1,569

8

Parsley Energy, Inc., Class A (a)

188

289

Renewable Energy Group, Inc. (a)

3,315

13

REX American Resources Corp. (a)

916

16

Ring Energy, Inc. (a)

281

10

SemGroup Corp., Class A

796

49

Stone Energy Corp. (a)

2,269

19

TransAtlantic Petroleum Ltd. (a)

212

174

VAALCO Energy, Inc. (a)

1,257

1,140

Warren Resources, Inc. (a)

7,069

69

Western Refining, Inc.

2,595

14

Westmoreland Coal Co. (a)

522

15

World Fuel Services Corp.

734

34,780

Total Energy

49,571

Financials — 21.9%

Banks — 7.1%

18

Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E

534

68

BBCN Bancorp, Inc.

1,091

15

BNC Bancorp

260

7

Bridge Bancorp, Inc.

168

SHARES

SECURITY DESCRIPTION

VALUE($)

Banks — continued

40

Cathay General Bancorp

1,025

23

Citizens & Northern Corp.

450

9

Community Trust Bancorp, Inc.

298

3

ConnectOne Bancorp, Inc. (a)

160

136

Customers Bancorp, Inc. (a)

2,712

170

East West Bancorp, Inc.

5,962

17

Fidelity Southern Corp.

220

25

Financial Institutions, Inc.

574

315

First BanCorp, (Puerto Rico) (a)

1,713

9

First Business Financial Services, Inc.

405

120

First Commonwealth Financial Corp.

1,106

29

First Community Bancshares, Inc.

421

28

First Financial Bancorp

482

23

First Merchants Corp.

478

46

First NBC Bank Holding Co. (a)

1,548

174

FirstMerit Corp.

3,442

175

Hanmi Financial Corp.

3,695

23

Huntington Bancshares, Inc.

221

6

Iberiabank Corp.

388

21

MainSource Financial Group, Inc.

362

5

National Bankshares, Inc.

142

15

NBT Bancorp, Inc.

365

9

Park Sterling Corp.

57

8

Peoples Bancorp, Inc.

198

4

Peoples Financial Services Corp.

206

50

Pinnacle Financial Partners, Inc.

1,970

204

Popular, Inc., (Puerto Rico) (a)

6,956

41

Preferred Bank (a)

957

25

PrivateBancorp, Inc.

738

8

Prosperity Bancshares, Inc.

482

29

Sierra Bancorp

450

76

Southwest Bancorp, Inc.

1,302

10

Square 1 Financial, Inc., Class A (a)

188

70

Susquehanna Bancshares, Inc.

739

8

SVB Financial Group (a)

921

18

Texas Capital Bancshares, Inc. (a)

987

52

Tristate Capital Holdings, Inc. (a)

733

14

WesBanco, Inc.

425

22

West Bancorporation, Inc.

327

345

Wilshire Bancorp, Inc.

3,538

10

Yadkin Financial Corp. (a)

187

49,583

Capital Markets — 1.3%

18

Arlington Asset Investment Corp., Class A

478

315

BGC Partners, Inc., Class A

2,341

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Capital Markets — continued

114

Cowen Group, Inc., Class A (a)

481

159

Investment Technology Group, Inc. (a)

2,681

96

Ladenburg Thalmann Financial Services, Inc. (a)

302

70

Manning & Napier, Inc.

1,213

27

Moelis & Co. (a)

904

20

Piper Jaffray Cos. (a)

1,056

9,456

Consumer Finance — 2.0%

88

Cash America International, Inc.

3,928

49

Encore Capital Group, Inc. (a)

2,216

294

Green Dot Corp., Class A (a)

5,588

33

JGWPT Holdings, Inc., Class A (a)

374

39

Nelnet, Inc., Class A

1,599

18

Regional Management Corp. (a)

272

13,977

Insurance — 2.6%

204

American Equity Investment Life Holding Co.

5,023

38

Aspen Insurance Holdings Ltd., (Bermuda)

1,717

257

CNO Financial Group, Inc.

4,580

13

Crawford & Co., Class B

133

10

Federated National Holding Co.

265

32

HCI Group, Inc.

1,287

69

Hilltop Holdings, Inc. (a)

1,465

9

Horace Mann Educators Corp.

278

69

Maiden Holdings Ltd., (Bermuda)

833

7

Montpelier Re Holdings Ltd., (Bermuda)

227

18

Selective Insurance Group, Inc.

455

8

Stewart Information Services Corp.

236

33

Symetra Financial Corp.

760

20

United Fire Group, Inc.

592

6

Validus Holdings Ltd., (Bermuda)

232

18,083

Real Estate Investment Trusts (REITs) — 7.9%

5

Agree Realty Corp. (m)

154

23

American Campus Communities, Inc.

868

487

Anworth Mortgage Asset Corp.

2,515

21

Ashford Hospitality Prime, Inc.

357

353

Ashford Hospitality Trust, Inc.

4,076

357

Capstead Mortgage Corp.

4,697

46

Chatham Lodging Trust

1,012

40

Chesapeake Lodging Trust

1,206

60

CoreSite Realty Corp.

1,978

133

Cousins Properties, Inc.

1,650

150

DCT Industrial Trust, Inc.

1,228

SHARES

SECURITY DESCRIPTION

VALUE($)

Real Estate Investment Trusts (REITs) — continued

49

DDR Corp.

860

16

EastGroup Properties, Inc.

1,053

121

Education Realty Trust, Inc.

1,298

219

First Industrial Realty Trust, Inc.

4,120

16

Franklin Street Properties Corp.

203

84

Geo Group, Inc. (The)

2,991

44

Glimcher Realty Trust

481

8

Home Properties, Inc.

505

32

LaSalle Hotel Properties

1,129

20

LTC Properties, Inc.

789

6

Mid-America Apartment Communities, Inc.

448

16

Parkway Properties, Inc.

339

40

Pebblebrook Hotel Trust

1,475

57

Pennsylvania Real Estate Investment Trust

1,075

100

PennyMac Mortgage Investment Trust

2,187

110

Potlatch Corp.

4,558

18

PS Business Parks, Inc.

1,528

84

RAIT Financial Trust

691

15

Ramco-Gershenson Properties Trust

241

104

Redwood Trust, Inc.

2,023

108

RLJ Lodging Trust

3,117

160

Strategic Hotels & Resorts, Inc. (a)

1,877

7

Sun Communities, Inc.

369

185

Sunstone Hotel Investors, Inc.

2,756

55,854

Real Estate Management & Development — 0.0% (g)

—
(h)

Altisource Asset Management Corp., (Virgin Islands, U.S.) (a)

144

Thrifts & Mortgage Finance — 1.0%

12

BofI Holding, Inc. (a)

874

103

Flagstar Bancorp, Inc. (a)

1,857

31

HomeStreet, Inc.

564

15

OceanFirst Financial Corp.

244

65

Ocwen Financial Corp. (a)

2,393

43

Walker & Dunlop, Inc. (a)

611

9

Washington Federal, Inc.

206

6,749

Total Financials

153,846

Health Care — 11.8%

Biotechnology — 3.9%

28

Acceleron Pharma, Inc. (a) (m)

938

6

Adamas Pharmaceuticals, Inc. (a) (m)

108

3

Agios Pharmaceuticals, Inc. (a) (m)

151

24

Alnylam Pharmaceuticals, Inc. (a) (m)

1,522

SEE NOTES TO
FINANCIAL STATEMENTS.

20

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2014

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Biotechnology — continued

10

Applied Genetic Technologies Corp. (a)

238

33

Ardelyx, Inc. (a)

522

185

ARIAD Pharmaceuticals, Inc. (a)

1,177

63

Auspex Pharmaceuticals, Inc. (a)

1,405

37

Cara Therapeutics, Inc. (a)

625

53

Celladon Corp. (a)

844

172

Celldex Therapeutics, Inc. (a)

2,802

44

Cerulean Pharma, Inc. (a)

254

78

Dicerna Pharmaceuticals, Inc. (a)

1,761

32

Eleven Biotherapeutics, Inc. (a)

418

33

Flexion Therapeutics, Inc. (a)

446

3

Intercept Pharmaceuticals, Inc. (a)

686

27

InterMune, Inc. (a)

1,174

28

Isis Pharmaceuticals, Inc. (a)

947

7

Karyopharm Therapeutics, Inc. (a)

331

67

Kindred Biosciences, Inc. (a)

1,242

15

Kite Pharma, Inc. (a)

419

20

MacroGenics, Inc. (a)

430

45

NPS Pharmaceuticals, Inc. (a)

1,487

7

Ophthotech Corp. (a)

300

39

Synageva BioPharma Corp. (a)

4,108

279

Threshold Pharmaceuticals, Inc. (a)

1,105

63

Trevena, Inc. (a)

355

29

Ultragenyx Pharmaceutical, Inc. (a)

1,311

14

Zafgen, Inc. (a)

271

27,377

Health Care Equipment & Supplies — 2.9%

143

Greatbatch, Inc. (a)

7,035

16

Inogen, Inc. (a)

350

71

Insulet Corp. (a)

2,801

23

K2M Group Holdings, Inc. (a)

339

194

NuVasive, Inc. (a)

6,908

54

Orthofix International N.V., (Curacao) (a)

1,972

24

PhotoMedex, Inc. (a)

290

55

TransEnterix, Inc. (a)

275

32

TriVascular Technologies, Inc. (a)

497

20,467

Health Care Providers & Services — 2.4%

30

Adeptus Health, Inc., Class A (a) (m)

769

69

Amsurg Corp. (a)

3,164

19

BioTelemetry, Inc. (a)

136

33

Centene Corp. (a)

2,465

373

Cross Country Healthcare, Inc. (a)

2,434

60

Kindred Healthcare, Inc.

1,386

90

Molina Healthcare, Inc. (a)

4,030

SHARES

SECURITY DESCRIPTION

VALUE($)

Health Care Providers & Services — continued

52

Owens & Minor, Inc.

1,750

34

RadNet, Inc. (a)

226

51

Select Medical Holdings Corp.

788

17,148

Health Care Technology — 0.1%

16

Castlight Health, Inc., Class B (a)

248

30

Imprivata, Inc. (a)

498

746

Life Sciences Tools & Services — 0.3%

17

Furiex Pharmaceuticals, Inc. (a)

1,773

Pharmaceuticals — 2.2%

8

Achaogen, Inc. (a) (m)

105

82

Amphastar Pharmaceuticals, Inc. (a)

817

18

Egalet Corp. (a)

240

77

Impax Laboratories, Inc. (a)

2,321

24

Jazz Pharmaceuticals plc (a)

3,558

47

Lannett Co., Inc. (a)

2,307

66

Medicines Co. (The) (a)

1,921

30

Phibro Animal Health Corp., Class A (a)

661

19

Questcor Pharmaceuticals, Inc.

1,794

42

Revance Therapeutics, Inc. (a)

1,424

8

ZS Pharma, Inc. (a)

233

15,381

Total Health Care

82,892

Industrials — 14.3%

Aerospace & Defense — 1.6%

83

AAR Corp. (m)

2,282

7

Curtiss-Wright Corp.

433

133

Engility Holdings, Inc. (a)

5,104

28

Esterline Technologies Corp. (a)

3,269

3

Triumph Group, Inc.

202

11,290

Air Freight & Logistics — 0.3%

20

Atlas Air Worldwide Holdings, Inc. (a)

752

19

Park-Ohio Holdings Corp.

1,115

1,867

Airlines — 1.1%

58

Alaska Air Group, Inc. (m)

5,532

123

Hawaiian Holdings, Inc. (a)

1,692

70

SkyWest, Inc.

860

8,084

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2014

J.P. MORGAN SMALL CAP FUNDS

21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Building Products — 0.1%

47

Gibraltar Industries, Inc. (a)

730

Commercial Services & Supplies — 3.8%

172

ABM Industries, Inc. (m)

4,641

85

ARC Document Solutions, Inc. (a) (m)

499

66

Brady Corp., Class A

1,960

38

Ceco Environmental Corp.

594

440

Cenveo, Inc. (a)

1,631

131

Deluxe Corp.

7,668

13

Herman Miller, Inc.

399

208

Kimball International, Inc., Class B

3,473

60

Knoll, Inc.

1,045

150

Steelcase, Inc., Class A

2,276

6

UniFirst Corp.

678

21

United Stationers, Inc.

858

30

Viad Corp.

713

26,435

Construction & Engineering — 0.8%

13

Argan, Inc.

492

56

EMCOR Group, Inc.

2,507

80

Tutor Perini Corp. (a)

2,537

5,536

Electrical Equipment — 1.2%

22

Acuity Brands, Inc. (m)

3,097

37

EnerSys

2,531

31

Generac Holdings, Inc. (a)

1,516

7

LSI Industries, Inc.

54

17

Regal-Beloit Corp.

1,336

8,534

Machinery — 2.6%

30

Barnes Group, Inc.

1,137

25

Columbus McKinnon Corp.

663

80

Federal Signal Corp.

1,166

59

Global Brass & Copper Holdings, Inc.

1,001

20

Hyster-Yale Materials Handling, Inc.

1,753

38

Kadant, Inc.

1,453

28

LB Foster Co., Class A

1,488

1

Middleby Corp. (The) (a)

91

50

NN, Inc.

1,274

5

Standex International Corp.

358

49

TriMas Corp. (a)

1,865

93

Wabash National Corp. (a)

1,331

45

Wabtec Corp.

3,741

6

Watts Water Technologies, Inc., Class A

358

30

Xerium Technologies, Inc. (a)

417

18,096

SHARES

SECURITY DESCRIPTION

VALUE($)

Professional Services — 0.8%

44

Barrett Business Services, Inc.

2,054

18

Heidrick & Struggles International, Inc.

331

17

Hill International, Inc. (a)

103

10

Kelly Services, Inc., Class A

170

20

Paylocity Holding Corp. (a)

439

39

RPX Corp. (a)

694

15

TriNet Group, Inc. (a)

359

33

TrueBlue, Inc. (a)

915

12

VSE Corp.

809

5,874

Road & Rail — 1.7%

3

AMERCO

901

127

ArcBest Corp.

5,505

13

Avis Budget Group, Inc. (a)

764

112

Quality Distribution, Inc. (a)

1,658

19

Saia, Inc. (a)

837

78

Swift Transportation Co. (a)

1,976

13

Universal Truckload Services, Inc.

332

11,973

Trading Companies & Distributors — 0.3%

42

Applied Industrial Technologies, Inc.

2,115

6

Beacon Roofing Supply, Inc. (a)

186

15

General Finance Corp. (a)

139

2,440

Total Industrials

100,859

Information Technology — 17.7%

Communications Equipment — 1.3%

11

Arista Networks, Inc. (a)

686

202

ARRIS Group, Inc. (a)

6,561

139

Extreme Networks, Inc. (a)

618

119

Polycom, Inc. (a)

1,487

9,352

Electronic Equipment, Instruments & Components — 2.4%

172

Benchmark Electronics, Inc. (a)

4,385

13

CUI Global, Inc. (a)

106

72

Insight Enterprises, Inc. (a)

2,213

13

Littelfuse, Inc.

1,190

57

Newport Corp. (a)

1,056

353

Sanmina Corp. (a)

8,037

—
(h)

Uni-Pixel, Inc. (a)

3

16,990

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — 3.0%
57	Aerohive Networks, Inc. (a) (m)	468
14	Amber Road, Inc. (a)	227
6	Borderfree, Inc. (a)	103
126	Carbonite, Inc. (a)	1,511
75	Cornerstone OnDemand, Inc. (a)	3,470
43	Demandware, Inc. (a)	3,004
6	Digital River, Inc. (a)	97
34	Five9, Inc. (a)	246
7	GrubHub, Inc. (a)	241
33	Intralinks Holdings, Inc. (a)	291
3	OPOWER, Inc. (a)	47
15	Q2 Holdings, Inc. (a)	220
145	WebMD Health Corp. (a)	7,009
50	Yelp, Inc. (a)	3,819

		20,753

	IT Services — 2.3%
62	CSG Systems International, Inc.	1,627
12	EVERTEC, Inc., (Puerto Rico)	289
359	Global Cash Access Holdings, Inc. (a)	3,193
121	iGATE Corp. (a)	4,411
9	Science Applications International Corp.	406
206	Unisys Corp. (a)	5,096
36	VeriFone Systems, Inc. (a)	1,308

		16,330

	Semiconductors & Semiconductor Equipment — 4.2%
39	Alpha & Omega Semiconductor Ltd. (a)	357
125	Amkor Technology, Inc. (a)	1,398
91	Audience, Inc. (a)	1,093
35	Brooks Automation, Inc.	372
73	First Solar, Inc. (a)	5,202
76	Integrated Silicon Solution, Inc. (a)	1,128
62	Lattice Semiconductor Corp. (a)	512
23	Nanometrics, Inc. (a)	414
56	Pericom Semiconductor Corp. (a)	504
31	Photronics, Inc. (a)	264
153	Silicon Image, Inc. (a)	772
100	Skyworks Solutions, Inc.	4,701
139	Spansion, Inc., Class A (a)	2,920
260	SunEdison, Inc. (a)	5,869
398	Ultra Clean Holdings, Inc. (a)	3,597

		29,103

	Software — 4.2%
101	Actuate Corp. (a) (m)	483
9	Aspen Technology, Inc. (a)	404

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
11	Comverse, Inc. (a)	280
12	FireEye, Inc. (a)	499
36	Manhattan Associates, Inc. (a)	1,250
54	MobileIron, Inc. (a)	515
38	Model N, Inc. (a)	420
48	Paycom Software, Inc. (a)	705
266	Pegasystems, Inc.	5,614
83	Proofpoint, Inc. (a)	3,120
45	PTC, Inc. (a)	1,762
8	Rovi Corp. (a)	189
17	Rubicon Project, Inc. (The) (a)	223
256	Take-Two Interactive Software, Inc. (a)	5,682
320	TeleCommunication Systems, Inc., Class A (a)	1,054
92	Telenav, Inc. (a)	522
22	TIBCO Software, Inc. (a)	448
167	TiVo, Inc. (a)	2,161
27	Varonis Systems, Inc. (a)	777
69	Verint Systems, Inc. (a)	3,370
14	Zendesk, Inc. (a)	240

		29,718

	Technology Hardware, Storage & Peripherals — 0.3%
64	Avid Technology, Inc. (a)	472
105	QLogic Corp. (a)	1,060
19	Super Micro Computer, Inc. (a)	485

		2,017

	Total Information Technology	124,263

	Materials — 3.8%
	Chemicals — 1.9%
69	A Schulman, Inc.	2,663
65	Axiall Corp.	3,077
5	FutureFuel Corp.	76
6	Innospec, Inc.	246
39	Koppers Holdings, Inc.	1,507
103	Kronos Worldwide, Inc.	1,608
46	Minerals Technologies, Inc.	3,023
71	OMNOVA Solutions, Inc. (a)	649
36	Senomyx, Inc. (a)	315

		13,164

	Construction Materials — 0.1%
32	Headwaters, Inc. (a)	437

	Containers & Packaging — 0.9%
245	Graphic Packaging Holding Co. (a)	2,862
36	Rock-Tenn Co., Class A	3,812

		6,674

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — 0.6%
69	Commercial Metals Co.	1,192
77	Worthington Industries, Inc.	3,323

		4,515

	Paper & Forest Products — 0.3%
33	Boise Cascade Co. (a)	931
57	Resolute Forest Products, Inc., (Canada) (a)	950

		1,881

	Total Materials	26,671

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
40	IDT Corp., Class B	688
381	Inteliquent, Inc.	5,286
59	Intelsat S.A., (Luxembourg) (a)	1,114
100	Premiere Global Services, Inc. (a)	1,336

	Total Telecommunication Services	8,424

	Utilities — 3.2%
	Electric Utilities — 1.5%
7	El Paso Electric Co.	282
21	Empire District Electric Co. (The)	527
34	IDACORP, Inc.	1,937
18	MGE Energy, Inc.	691
164	Portland General Electric Co.	5,696
13	UNS Energy Corp.	767
12	Westar Energy, Inc.	439

		10,339

	Gas Utilities — 0.7%
2	AGL Resources, Inc. (m)	137
6	Chesapeake Utilities Corp.	399
20	Laclede Group, Inc. (The)	951

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
34	New Jersey Resources Corp.	1,932
9	Northwest Natural Gas Co.	420
16	Southwest Gas Corp.	860
10	WGL Holdings, Inc.	440

		5,139

	Independent Power & Renewable Electricity Producers — 1.0%
199	Dynegy, Inc. (a)	6,922

	Total Utilities	22,400

	Total Common Stocks (Cost $477,633)	692,866

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,415	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $1,416)	1,416

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
6,392	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $6,392)	6,392

	Total Investments — 99.6% (Cost $485,441)	700,674
	Other Assets in Excess of Liabilities — 0.4%	2,633

	NET ASSETS — 100.0%	$703,307

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
87	E-mini Russell 2000	09/19/14	$10,356	$183

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 20.2%
	Auto Components — 1.8%
1,655	Dana Holding Corp.	40,403
416	Drew Industries, Inc.	20,806

		61,209

	Distributors — 1.4%
828	Pool Corp.	46,852

	Diversified Consumer Services — 1.9%
612	Ascent Capital Group, Inc., Class A (a)	40,400
1,295	ServiceMaster Global Holdings, Inc. (a)	23,603

		64,003

	Hotels, Restaurants & Leisure — 3.5%
1,313	Brinker International, Inc.	63,892
156	Cracker Barrel Old Country Store, Inc.	15,535
725	Monarch Casino & Resort, Inc. (a)	10,969
569	Papa John’s International, Inc.	24,124
104	Zoe’s Kitchen, Inc. (a)	3,572

		118,092

	Household Durables — 2.5%
1,416	Jarden Corp. (a)	84,020

	Leisure Products — 1.0%
547	Brunswick Corp.	23,042
621	Malibu Boats, Inc., Class A (a)	12,484

		35,526

	Media — 3.7%
1,615	Cinemark Holdings, Inc.	57,116
508	E.W. Scripps Co. (The), Class A (a)	10,745
374	Morningstar, Inc.	26,844
1,814	National CineMedia, Inc.	31,757

		126,462

	Specialty Retail — 2.0%
2,919	American Eagle Outfitters, Inc.	32,753
2,095	Chico’s FAS, Inc.	35,536

		68,289

	Textiles, Apparel & Luxury Goods — 2.4%
2,734	Crocs, Inc. (a)	41,091
555	Iconix Brand Group, Inc. (a)	23,828
5,178	Quiksilver, Inc. (a)	18,538

		83,457

	Total Consumer Discretionary	687,910

	Consumer Staples — 2.9%
	Food Products — 1.2%
423	J&J Snack Foods Corp.	39,795

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.7%
678	Spectrum Brands Holdings, Inc.	58,340

	Total Consumer Staples	98,135

	Energy — 5.2%
	Energy Equipment & Services — 2.0%
940	Patterson-UTI Energy, Inc.	32,833
660	Tidewater, Inc.	37,068

		69,901

	Oil, Gas & Consumable Fuels — 3.2%
766	Approach Resources, Inc. (a)	17,407
204	Cimarex Energy Co.	29,236
526	Laredo Petroleum Holdings, Inc. (a)	16,299
389	Oasis Petroleum, Inc. (a)	21,760
2,785	Resolute Energy Corp. (a)	24,064

		108,766

	Total Energy	178,667

	Financials — 20.0%
	Banks — 8.5%
4,148	Associated Banc-Corp.	75,002
589	BankUnited, Inc.	19,716
1,513	First Financial Bancorp	26,040
1,870	First Horizon National Corp.	22,181
604	First Republic Bank	33,221
733	Glacier Bancorp, Inc.	20,804
390	Iberiabank Corp.	26,995
1,862	Umpqua Holdings Corp.	33,369
1,327	Western Alliance Bancorp (a)	31,585

		288,913

	Capital Markets — 4.0%
409	Eaton Vance Corp.	15,464
545	Greenhill & Co., Inc.	26,851
1,278	HFF, Inc., Class A	47,535
1,931	Janus Capital Group, Inc.	24,102
678	Moelis & Co. (a)	22,794

		136,746

	Insurance — 1.8%
1,408	ProAssurance Corp.	62,528

	Real Estate Investment Trusts (REITs) — 5.0%
565	EastGroup Properties, Inc.	36,288
408	Mid-America Apartment Communities, Inc.	29,771
1,302	National Retail Properties, Inc.	48,436
1,940	RLJ Lodging Trust	56,056

		170,551

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Management & Development — 0.7%
578	Realogy Holdings Corp. (a)	21,805

	Total Financials	680,543

	Health Care — 9.1%
	Health Care Equipment & Supplies — 3.0%
509	IDEXX Laboratories, Inc. (a)	67,976
788	West Pharmaceutical Services, Inc.	33,254

		101,230

	Health Care Providers & Services — 5.2%
384	Centene Corp. (a)	28,998
821	Hanger, Inc. (a)	25,829
711	HealthSouth Corp.	25,502
476	Magellan Health, Inc. (a)	29,629
301	MWI Veterinary Supply, Inc. (a)	42,733
355	WellCare Health Plans, Inc. (a)	26,498

		179,189

	Health Care Technology — 0.9%
1,061	Omnicell, Inc. (a)	30,467

	Total Health Care	310,886

	Industrials — 16.9%
	Air Freight & Logistics — 0.7%
505	Forward Air Corp.	24,150

	Airlines — 0.3%
101	Allegiant Travel Co.	11,906

	Building Products — 0.5%
1,526	Ply Gem Holdings, Inc. (a)	15,411

	Commercial Services & Supplies — 5.1%
1,429	Herman Miller, Inc.	43,217
1,129	KAR Auction Services, Inc.	35,986
1,977	Waste Connections, Inc.	95,968

		175,171

	Construction & Engineering — 0.6%
1,368	Comfort Systems USA, Inc.	21,619

	Electrical Equipment — 2.0%
743	Generac Holdings, Inc. (a)	36,209
404	Regal-Beloit Corp.	31,705

		67,914

	Machinery — 6.6%
1,174	Allison Transmission Holdings, Inc.	36,523
800	Altra Industrial Motion Corp.	29,116
1,168	Douglas Dynamics, Inc.	20,576
625	RBC Bearings, Inc.	40,061
1,530	Rexnord Corp. (a)	43,066

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
867	Toro Co. (The)	55,118

		224,460

	Road & Rail — 1.1%
1,537	Knight Transportation, Inc.	36,524

	Total Industrials	577,155

	Information Technology — 12.4%
	Electronic Equipment, Instruments & Components — 2.1%
446	Anixter International, Inc.	44,584
302	FEI Co.	27,390

		71,974

	Internet Software & Services — 1.4%
66	GrubHub, Inc. (a)	2,330
1,017	Q2 Holdings, Inc. (a)	14,501
215	Zillow, Inc., Class A (a)	30,713

		47,544

	IT Services — 1.2%
1,308	CoreLogic, Inc. (a)	39,703

	Semiconductors & Semiconductor Equipment — 1.9%
1,550	Freescale Semiconductor Ltd. (a)	36,428
373	Hittite Microwave Corp.	29,081

		65,509

	Software — 5.8%
1,109	Advent Software, Inc.	36,117
230	FactSet Research Systems, Inc.	27,666
616	Imperva, Inc. (a)	16,136
250	MICROS Systems, Inc. (a)	16,948
1,048	Monotype Imaging Holdings, Inc.	29,511
138	NetSuite, Inc. (a)	12,031
2,086	Rovi Corp. (a)	49,978
186	Splunk, Inc. (a)	10,312

		198,699

	Total Information Technology	423,429

	Materials — 7.2%
	Chemicals — 1.9%
2,814	Taminco Corp. (a)	65,462

	Containers & Packaging — 5.3%
871	AptarGroup, Inc.	58,359
1,192	Crown Holdings, Inc. (a)	59,330
1,238	Silgan Holdings, Inc.	62,899

		180,588

	Total Materials	246,050

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 2.8%
	Electric Utilities — 1.3%
1,323	Portland General Electric Co.	45,875

	Multi-Utilities — 1.5%
947	NorthWestern Corp.	49,407

	Total Utilities	95,282

	Total Common Stocks (Cost $2,109,844)	3,298,057

Short-Term Investment — 3.9%
	Investment Company — 3.9%
132,553	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $132,553)	132,553

	Total Investments — 100.6% (Cost $2,242,397)	3,430,610
	Liabilities in Excess of Other Assets — (0.6)%	(21,165)

	NET ASSETS — 100.0%	$3,409,445

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 14.8%
	Distributors — 0.9%
182	Pool Corp.	10,308

	Diversified Consumer Services — 1.0%
694	2U, Inc. (a)	11,674

	Hotels, Restaurants & Leisure — 1.3%
132	Noodles & Co. (a)	4,552
913	Scientific Games Corp., Class A (a)	10,149

		14,701

	Household Durables — 0.9%
206	La-Z-Boy, Inc.	4,777
406	TRI Pointe Homes, Inc. (a)	6,387

		11,164

	Internet & Catalog Retail — 2.1%
206	Coupons.com, Inc. (a)	5,408
280	HomeAway, Inc. (a)	9,744
339	RetailMeNot, Inc. (a)	9,011

		24,163

	Media — 0.5%
818	ReachLocal, Inc. (a)	5,747

	Specialty Retail — 4.8%
297	Container Store Group, Inc. (The) (a)	8,248
309	Five Below, Inc. (a)	12,338
531	Francesca’s Holdings Corp. (a)	7,820
97	Lithia Motors, Inc., Class A	9,114
109	Lumber Liquidators Holdings, Inc. (a)	8,307
192	Penske Automotive Group, Inc.	9,491

		55,318

	Textiles, Apparel & Luxury Goods — 3.3%
171	Movado Group, Inc.	7,126
161	Skechers U.S.A., Inc., Class A (a)	7,380
498	Vera Bradley, Inc. (a)	10,893
137	Vince Holding Corp. (a)	5,035
306	Wolverine World Wide, Inc.	7,980

		38,414

	Total Consumer Discretionary	171,489

	Consumer Staples — 0.0%
	Food & Staples Retailing — 0.0%
97	Fairway Group Holdings Corp. (a)	643

	Energy — 5.8%
	Energy Equipment & Services — 2.3%
135	Dril-Quip, Inc. (a)	14,789

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
340	Forum Energy Technologies, Inc. (a)	12,369

		27,158

	Oil, Gas & Consumable Fuels — 3.5%
272	Delek U.S. Holdings, Inc.	7,676
227	Eclipse Resources Corp. (a)	5,706
468	Laredo Petroleum Holdings, Inc. (a)	14,489
226	Oasis Petroleum, Inc. (a)	12,606

		40,477

	Total Energy	67,635

	Financials — 8.3%
	Banks — 0.9%
86	Signature Bank (a)	10,827

	Capital Markets — 2.9%
189	Cohen & Steers, Inc.	8,195
256	Financial Engines, Inc.	11,592
304	FXCM, Inc., Class A	4,545
804	PennantPark Investment Corp.	9,211

		33,543

	Insurance — 0.6%
156	AmTrust Financial Services, Inc.	6,502

	Real Estate Investment Trusts (REITs) — 2.0%
328	CubeSmart	6,000
88	EastGroup Properties, Inc.	5,624
554	Glimcher Realty Trust	5,997
134	Highwoods Properties, Inc.	5,624

		23,245

	Real Estate Management & Development — 0.8%
304	RE/MAX Holdings, Inc., Class A	8,982

	Thrifts & Mortgage Finance — 1.1%
171	BofI Holding, Inc. (a)	12,570

	Total Financials	95,669

	Health Care — 22.8%
	Biotechnology — 9.2%
285	ACADIA Pharmaceuticals, Inc. (a)	6,431
152	Acceleron Pharma, Inc. (a)	5,176
143	Aegerion Pharmaceuticals, Inc. (a)	4,580
329	Arrowhead Research Corp. (a)	4,711
332	Chimerix, Inc. (a)	7,292
428	Exact Sciences Corp. (a)	7,292
705	Halozyme Therapeutics, Inc. (a)	6,967
436	Ignyta, Inc. (a)	3,967
396	Insmed, Inc. (a)	7,903

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
223	InterMune, Inc. (a)	9,863
195	Intrexon Corp. (a)	4,890
73	Isis Pharmaceuticals, Inc. (a)	2,506
401	Keryx Biopharmaceuticals, Inc. (a)	6,172
120	Kite Pharma, Inc. (a)	3,466
234	Portola Pharmaceuticals, Inc. (a)	6,837
80	Puma Biotechnology, Inc. (a)	5,313
135	Receptos, Inc. (a)	5,772
871	Threshold Pharmaceuticals, Inc. (a)	3,450
131	Versartis, Inc. (a)	3,685

		106,273

	Health Care Equipment & Supplies — 5.9%
726	GenMark Diagnostics, Inc. (a)	9,819
419	Insulet Corp. (a)	16,629
273	K2M Group Holdings, Inc. (a)	4,067
896	Novadaq Technologies, Inc., (Canada) (a)	14,768
825	Syneron Medical Ltd., (Israel) (a)	8,518
302	Tandem Diabetes Care, Inc. (a)	4,904
3,365	Unilife Corp. (a)	9,960

		68,665

	Health Care Providers & Services — 3.2%
349	Acadia Healthcare Co., Inc. (a)	15,887
279	Surgical Care Affiliates, Inc. (a)	8,117
175	WellCare Health Plans, Inc. (a)	13,050

		37,054

	Health Care Technology — 0.9%
412	Veeva Systems, Inc., Class A (a)	10,492

	Life Sciences Tools & Services — 1.9%
358	Bruker Corp. (a)	8,685
446	Fluidigm Corp. (a)	13,104

		21,789

	Pharmaceuticals — 1.7%
608	Nektar Therapeutics (a)	7,791
150	Revance Therapeutics, Inc. (a)	5,098
246	Sagent Pharmaceuticals, Inc. (a)	6,357

		19,246

	Total Health Care	263,519

	Industrials — 22.1%
	Aerospace & Defense — 1.9%
254	HEICO Corp.	13,195
215	Hexcel Corp. (a)	8,808

		22,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.8%
343	XPO Logistics, Inc. (a)	9,819

	Airlines — 1.0%
175	Spirit Airlines, Inc. (a)	11,059

	Building Products — 2.5%
391	Fortune Brands Home & Security, Inc.	15,601
464	Trex Co., Inc. (a)	13,382

		28,983

	Electrical Equipment — 3.3%
174	Acuity Brands, Inc.	24,038
210	Generac Holdings, Inc. (a)	10,257
413	TCP International Holdings Ltd., (Switzerland) (a)	4,241

		38,536

	Industrial Conglomerates — 1.2%
165	Carlisle Cos., Inc.	14,334

	Machinery — 3.1%
184	Graco, Inc.	14,361
262	Middleby Corp. (The) (a)	21,698

		36,059

	Marine — 1.3%
127	Kirby Corp. (a)	14,899

	Road & Rail — 2.4%
392	Marten Transport Ltd.	8,759
298	Old Dominion Freight Line, Inc. (a)	18,981

		27,740

	Trading Companies & Distributors — 4.6%
92	DXP Enterprises, Inc. (a)	6,921
127	MSC Industrial Direct Co., Inc., Class A	12,128
478	Rush Enterprises, Inc., Class A (a)	16,588
169	Watsco, Inc.	17,405

		53,042

	Total Industrials	256,474

	Information Technology — 22.8%
	Communications Equipment — 3.7%
557	Aruba Networks, Inc. (a)	9,766
477	Ciena Corp. (a)	10,336
798	Infinera Corp. (a)	7,344
107	Palo Alto Networks, Inc. (a)	8,964
589	Ruckus Wireless, Inc. (a)	7,019

		43,429

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.8%
100	FEI Co.	9,053

	Internet Software & Services — 9.1%
260	ChannelAdvisor Corp. (a)	6,856
240	Cornerstone OnDemand, Inc. (a)	11,047
83	CoStar Group, Inc. (a)	13,125
248	Dealertrack Technologies, Inc. (a)	11,249
155	Demandware, Inc. (a)	10,780
377	Envestnet, Inc. (a)	18,445
256	Marketo, Inc. (a)	7,440
109	OpenTable, Inc. (a)	11,286
316	Trulia, Inc. (a)	14,953

		105,181

	Semiconductors & Semiconductor Equipment — 2.9%
202	Cavium, Inc. (a)	10,053
843	Inphi Corp. (a)	12,376
253	Monolithic Power Systems, Inc.	10,710

		33,139

	Software — 5.4%
526	A10 Networks, Inc. (a)	6,992
215	CommVault Systems, Inc. (a)	10,579
396	Fortinet, Inc. (a)	9,952
629	Gigamon, Inc. (a)	12,030
246	Guidewire Software, Inc. (a)	9,995
177	Imperva, Inc. (a)	4,626
113	Tableau Software, Inc., Class A (a)	8,084

		62,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.9%
339	Nimble Storage, Inc. (a)	10,417

	Total Information Technology	263,477

	Materials — 0.5%
	Construction Materials — 0.5%
59	Eagle Materials, Inc.	5,516

	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
647	Boingo Wireless, Inc. (a)	4,420
452	RingCentral, Inc., Class A (a)	6,832

	Total Telecommunication Services	11,252

	Total Common Stocks (Cost $839,351)	1,135,674

Short-Term Investment — 1.4%
	Investment Company — 1.4%
16,310	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $16,310)	16,310

	Total Investments — 99.5% (Cost $855,661)	1,151,984
	Other Assets in Excess of Liabilities — 0.5%	5,330

	NET ASSETS — 100.0%	$1,157,314

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Consumer Discretionary — 9.6%
	Auto Components — 1.4%
698	Dana Holding Corp.	17,035
75	Fuel Systems Solutions, Inc. (a)	830
211	Stoneridge, Inc. (a)	2,263
115	Superior Industries International, Inc.	2,378

		22,506

	Diversified Consumer Services — 0.4%
69	2U, Inc. (a)	1,160
38	Chegg, Inc. (a)	268
106	K12, Inc. (a)	2,541
102	ServiceMaster Global Holdings, Inc. (a)	1,858

		5,827

	Hotels, Restaurants & Leisure — 0.8%
11	Biglari Holdings, Inc. (a)	4,483
51	Einstein Noah Restaurant Group, Inc.	811
188	Isle of Capri Casinos, Inc. (a)	1,613
16	Jack in the Box, Inc.	981
110	La Quinta Holdings, Inc. (a)	2,113
237	Ruth’s Hospitality Group, Inc.	2,933
28	Scientific Games Corp., Class A (a)	314

		13,248

	Household Durables — 0.6%
12	Cavco Industries, Inc. (a)	1,032
40	Century Communities, Inc. (a)	875
73	CSS Industries, Inc.	1,936
24	GoPro, Inc., Class A (a)	961
83	Leggett & Platt, Inc.	2,838
27	Lifetime Brands, Inc.	429
30	NACCO Industries, Inc., Class A	1,513

		9,584

	Internet & Catalog Retail — 0.3%
35	Coupons.com, Inc. (a)	929
411	Orbitz Worldwide, Inc. (a)	3,661

		4,590

	Media — 0.9%
35	AH Belo Corp., Class A (m)	415
158	Entercom Communications Corp., Class A (a)	1,690
298	Journal Communications, Inc., Class A (a)	2,647
202	Lee Enterprises, Inc. (a)	900
134	Markit Ltd., (United Kingdom) (a)	3,607
304	McClatchy Co. (The), Class A (a)	1,689
8	Saga Communications, Inc., Class A	335

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
297	Sizmek, Inc. (a)	2,831

		14,114

	Multiline Retail — 0.9%
139	Bon-Ton Stores, Inc. (The)	1,436
108	Dillard’s, Inc., Class A	12,641

		14,077

	Specialty Retail — 3.0%
556	Barnes & Noble, Inc. (a)	12,678
268	Brown Shoe Co., Inc.	7,664
236	Children’s Place, Inc. (The)	11,718
147	Guess?, Inc.	3,972
918	hhgregg, Inc. (a)	9,340
42	Michaels Cos., Inc. (The) (a)	721

		46,093

	Textiles, Apparel & Luxury Goods — 1.3%
381	Iconix Brand Group, Inc. (a)	16,369
140	Unifi, Inc. (a)	3,840

		20,209

	Total Consumer Discretionary	150,248

	Consumer Staples — 3.1%
	Food & Staples Retailing — 1.3%
8	Pantry, Inc. (The) (a)	125
2,237	Rite Aid Corp. (a)	16,041
372	Roundy’s, Inc.	2,050
74	SpartanNash Co.	1,544

		19,760

	Food Products — 0.8%
381	Chiquita Brands International, Inc. (a)	4,128
21	Farmer Bros Co. (a)	452
90	Fresh Del Monte Produce, Inc.	2,761
7	John B Sanfilippo & Son, Inc.	175
132	Pinnacle Foods, Inc.	4,333
18	Seneca Foods Corp., Class A (a)	560

		12,409

	Household Products — 0.2%
365	Central Garden & Pet Co., Class A (a)	3,355

	Tobacco — 0.8%
163	Alliance One International, Inc. (a)	407
228	Universal Corp.	12,631

		13,038

	Total Consumer Staples	48,562

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy — 6.9%
	Energy Equipment & Services — 3.1%
59	Dawson Geophysical Co.	1,687
213	Exterran Holdings, Inc.	9,565
644	Helix Energy Solutions Group, Inc. (a)	16,933
43	Key Energy Services, Inc. (a)	393
19	Mitcham Industries, Inc. (a)	259
57	Natural Gas Services Group, Inc. (a)	1,888
269	Parker Drilling Co. (a)	1,756
401	Pioneer Energy Services Corp. (a)	7,036
97	SEACOR Holdings, Inc. (a)	8,003

		47,520

	Oil, Gas & Consumable Fuels — 3.8%
2	Adams Resources & Energy, Inc.	192
74	Alon USA Energy, Inc.	923
461	Cloud Peak Energy, Inc. (a)	8,493
109	Energy XXI Bermuda Ltd., (Bermuda)	2,586
33	Equal Energy Ltd.	181
186	Frontline Ltd., (Bermuda) (a)	543
115	Green Plains, Inc.	3,777
43	Memorial Resource Development Corp. (a)	1,035
304	Midstates Petroleum Co., Inc. (a)	2,199
30	Pacific Ethanol, Inc. (a)	460
14	Panhandle Oil and Gas, Inc., Class A	768
26	Parsley Energy, Inc., Class A (a)	635
638	Penn Virginia Corp. (a)	10,817
90	Renewable Energy Group, Inc. (a)	1,037
55	REX American Resources Corp. (a)	4,032
144	Stone Energy Corp. (a)	6,733
282	VAALCO Energy, Inc. (a)	2,040
240	W&T Offshore, Inc.	3,934
168	Warren Resources, Inc. (a)	1,039
203	Western Refining, Inc.	7,623
19	Westmoreland Coal Co. (a)	693

		59,740

	Total Energy	107,260

	Financials — 35.4%
	Banks — 14.1%
86	1st Source Corp.	2,621
20	1st United Bancorp, Inc.	168
6	American National Bankshares, Inc.	122
63	BancFirst Corp.	3,912
326	BancorpSouth, Inc.	8,007
143	Bank of Hawaii Corp.	8,381
54	Banner Corp.	2,132

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
308	BBCN Bancorp, Inc.	4,914
17	Bridge Capital Holdings (a)	407
142	Capital Bank Financial Corp., Class A (a)	3,348
72	Cascade Bancorp (a)	378
180	Cathay General Bancorp	4,598
18	Center Bancorp, Inc.	352
269	Central Pacific Financial Corp.	5,338
7	Century Bancorp, Inc., Class A	251
63	Chemical Financial Corp.	1,775
17	Citizens & Northern Corp.	327
126	City Holding Co.	5,694
85	CoBiz Financial, Inc.	918
48	Columbia Banking System, Inc.	1,253
118	Community Bank System, Inc.	4,279
107	Community Trust Bancorp, Inc.	3,647
3	Cullen/Frost Bankers, Inc.	238
14	East West Bancorp, Inc.	488
61	Financial Institutions, Inc.	1,422
26	First Bancorp	484
562	First BanCorp, (Puerto Rico) (a)	3,059
362	First Busey Corp.	2,103
7	First Citizens BancShares, Inc., Class A	1,764
1,129	First Commonwealth Financial Corp.	10,413
21	First Community Bancshares, Inc.	305
126	First Financial Bancorp	2,167
66	First Financial Bankshares, Inc.	2,070
101	First Interstate BancSystem, Inc.	2,751
9	First Merchants Corp.	188
28	FirstMerit Corp.	562
100	Flushing Financial Corp.	2,049
406	FNB Corp.	5,204
185	Glacier Bancorp, Inc.	5,253
32	Great Southern Bancorp, Inc.	1,022
23	Guaranty Bancorp	317
290	Hancock Holding Co.	10,250
47	Heartland Financial USA, Inc.	1,170
21	Heritage Financial Corp.	340
46	Hudson Valley Holding Corp.	821
54	Lakeland Bancorp, Inc.	581
24	Lakeland Financial Corp.	931
172	MainSource Financial Group, Inc.	2,968
105	MB Financial, Inc.	2,827
52	Metro Bancorp, Inc. (a)	1,191
41	National Penn Bancshares, Inc.	432
491	OFG Bancorp, (Puerto Rico)	9,041

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
33	OmniAmerican Bancorp, Inc.	820
68	Pacific Continental Corp.	938
136	PacWest Bancorp	5,863
28	Preferred Bank (a)	662
17	Republic Bancorp, Inc., Class A	408
19	S&T Bancorp, Inc.	472
15	Sierra Bancorp	235
66	Simmons First National Corp., Class A	2,588
142	Southwest Bancorp, Inc.	2,414
11	Stock Yards Bancorp, Inc.	326
15	Suffolk Bancorp (a)	335
638	Susquehanna Bancshares, Inc.	6,734
35	SVB Financial Group (a)	4,128
385	TCF Financial Corp.	6,294
35	Tompkins Financial Corp.	1,667
125	Trustmark Corp.	3,096
163	UMB Financial Corp.	10,345
514	Umpqua Holdings Corp.	9,220
374	Union Bankshares Corp.	9,590
14	Univest Corp of Pennsylvania	288
54	Valley National Bancorp	531
33	Washington Trust Bancorp, Inc.	1,217
98	Webster Financial Corp.	3,075
36	West Bancorporation, Inc.	551
120	Westamerica Bancorporation	6,263
590	Wilshire Bancorp, Inc.	6,062

		219,355

	Capital Markets — 1.1%
90	Arlington Asset Investment Corp., Class A	2,457
204	Cowen Group, Inc., Class A (a)	862
30	GAMCO Investors, Inc., Class A	2,492
402	Investment Technology Group, Inc. (a)	6,777
58	Janus Capital Group, Inc.	729
25	Moelis & Co. (a)	837
49	Oppenheimer Holdings, Inc., Class A	1,168
41	Piper Jaffray Cos. (a)	2,143

		17,465

	Consumer Finance — 0.9%
96	Nelnet, Inc., Class A	3,973
128	World Acceptance Corp. (a)	9,731

		13,704

	Diversified Financial Services — 0.3%
99	Marlin Business Services Corp.	1,808
19	NewStar Financial, Inc. (a)	271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
66	PHH Corp. (a)	1,507
31	Resource America, Inc., Class A	288

		3,874

	Insurance — 4.5%
334	American Equity Investment Life Holding Co.	8,211
30	Arch Capital Group Ltd., (Bermuda) (a)	1,702
98	Argo Group International Holdings Ltd., (Bermuda)	4,987
787	CNO Financial Group, Inc.	14,005
10	Global Indemnity plc, (Ireland) (a)	260
64	Hallmark Financial Services (a)	685
204	Horace Mann Educators Corp.	6,388
166	Meadowbrook Insurance Group, Inc.	1,190
180	Platinum Underwriters Holdings Ltd., (Bermuda)	11,667
95	Primerica, Inc.	4,527
153	ProAssurance Corp.	6,780
56	StanCorp Financial Group, Inc.	3,552
275	Symetra Financial Corp.	6,263

		70,217

	Real Estate Investment Trusts (REITs) — 12.3%
20	American Assets Trust, Inc.	691
2,032	Anworth Mortgage Asset Corp.	10,485
171	Apartment Investment & Management Co., Class A	5,528
114	Ashford Hospitality Prime, Inc.	1,957
570	Ashford Hospitality Trust, Inc.	6,580
945	Capstead Mortgage Corp.	12,424
365	CBL & Associates Properties, Inc.	6,939
422	Chambers Street Properties (m)	3,389
291	CoreSite Realty Corp.	9,607
478	CubeSmart	8,764
1,886	CYS Investments, Inc.	17,012
1,661	DCT Industrial Trust, Inc.	13,636
277	DiamondRock Hospitality Co.	3,551
228	Education Realty Trust, Inc.	2,453
65	EPR Properties	3,654
618	FelCor Lodging Trust, Inc.	6,493
110	First Industrial Realty Trust, Inc.	2,063
425	First Potomac Realty Trust (m)	5,569
72	Getty Realty Corp.	1,368
64	Gladstone Commercial Corp.	1,137
162	Government Properties Income Trust	4,111
51	Highwoods Properties, Inc.	2,131
57	Home Properties, Inc.	3,665
139	Hospitality Properties Trust	4,213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
69	LaSalle Hotel Properties	2,431
86	LTC Properties, Inc.	3,350
13	Mid-America Apartment Communities, Inc.	918
131	Parkway Properties, Inc.	2,707
112	Pebblebrook Hotel Trust	4,132
199	Pennsylvania Real Estate Investment Trust	3,740
265	Potlatch Corp.	10,971
31	PS Business Parks, Inc.	2,597
822	RAIT Financial Trust	6,800
172	Redwood Trust, Inc.	3,353
66	Strategic Hotels & Resorts, Inc. (a)	768
377	Sunstone Hotel Investors, Inc.	5,621
12	Taubman Centers, Inc.	902
256	Washington Real Estate Investment Trust	6,656

		192,366

	Real Estate Management & Development — 1.2%
178	Alexander & Baldwin, Inc.	7,386
1	Altisource Asset Management Corp., (Virgin Islands, U.S.) (a)	506
134	Forestar Group, Inc. (a)	2,551
313	St. Joe Co. (The) (a)	7,962

		18,405

	Thrifts & Mortgage Finance — 1.0%
21	BankFinancial Corp.	235
85	Beneficial Mutual Bancorp, Inc. (a)	1,147
129	Charter Financial Corp.	1,426
26	ESB Financial Corp.	340
23	Fox Chase Bancorp, Inc.	395
13	Kearny Financial Corp. (a)	191
49	OceanFirst Financial Corp.	808
231	Ocwen Financial Corp. (a)	8,552
14	Territorial Bancorp, Inc.	288
84	United Financial Bancorp, Inc.	1,142
22	WSFS Financial Corp.	1,628

		16,152

	Total Financials	551,538

	Health Care — 5.0%
	Biotechnology — 1.5%
14	Adamas Pharmaceuticals, Inc. (a)	254
73	Agios Pharmaceuticals, Inc. (a)	3,331
1	Alnylam Pharmaceuticals, Inc. (a)	70
22	Applied Genetic Technologies Corp. (a)	517
69	Ardelyx, Inc. (a)	1,108
97	Auspex Pharmaceuticals, Inc. (a)	2,156

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
84	Cara Therapeutics, Inc. (a)	1,428
49	Dicerna Pharmaceuticals, Inc. (a)	1,101
72	Eleven Biotherapeutics, Inc. (a)	954
36	Epizyme, Inc. (a)	1,108
75	Flexion Therapeutics, Inc. (a)	1,008
17	Foundation Medicine, Inc. (a)	464
126	Insmed, Inc. (a)	2,508
17	Karyopharm Therapeutics, Inc. (a)	768
31	Kite Pharma, Inc. (a)	888
41	MacroGenics, Inc. (a)	895
4	Ohr Pharmaceutical, Inc. (a)	42
113	Radius Health, Inc. (a)	1,465
34	Ultragenyx Pharmaceutical, Inc. (a)	1,504
101	Verastem, Inc. (a)	917
29	Zafgen, Inc. (a)	572

		23,058

	Health Care Equipment & Supplies — 1.3%
35	Inogen, Inc. (a)	794
52	K2M Group Holdings, Inc. (a)	774
126	NuVasive, Inc. (a)	4,477
275	PhotoMedex, Inc. (a)	3,370
174	SurModics, Inc. (a)	3,727
182	Symmetry Medical, Inc. (a)	1,613
160	Thoratec Corp. (a)	5,585
33	TriVascular Technologies, Inc. (a)	509

		20,849

	Health Care Providers & Services — 1.6%
376	Amedisys, Inc. (a)	6,291
72	Centene Corp. (a)	5,474
579	Cross Country Healthcare, Inc. (a)	3,772
84	LHC Group, Inc. (a)	1,793
165	PharMerica Corp. (a)	4,717
14	Providence Service Corp. (The) (a)	527
98	Triple-S Management Corp., (Puerto Rico), Class B (a)	1,753

		24,327

	Health Care Technology — 0.0%
19	Imprivata, Inc. (a)	318

	Pharmaceuticals — 0.6%
17	Achaogen, Inc. (a)	236
172	Amphastar Pharmaceuticals, Inc. (a)	1,722
42	Egalet Corp. (a)	548
69	Phibro Animal Health Corp., Class A (a)	1,515
31	Questcor Pharmaceuticals, Inc.	2,895

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — continued
52	Revance Therapeutics, Inc. (a)	1,761
17	ZS Pharma, Inc. (a)	483

		9,160

	Total Health Care	77,712

	Industrials — 13.8%
	Aerospace & Defense — 1.3%
496	AAR Corp. (m)	13,681
189	Engility Holdings, Inc. (a)	7,216

		20,897

	Airlines — 0.7%
35	Alaska Air Group, Inc.	3,365
227	Republic Airways Holdings, Inc. (a)	2,465
377	SkyWest, Inc.	4,607

		10,437

	Building Products — 0.7%
368	Gibraltar Industries, Inc. (a)	5,706
385	PGT, Inc. (a)	3,261
62	Trex Co., Inc. (a)	1,793

		10,760

	Commercial Services & Supplies — 3.2%
153	ABM Industries, Inc. (m)	4,125
885	ACCO Brands Corp. (a) (m)	5,676
654	ARC Document Solutions, Inc. (a) (m)	3,835
1,637	Cenveo, Inc. (a)	6,074
21	Ennis, Inc.	325
62	G&K Services, Inc., Class A	3,214
103	HNI Corp.	4,017
64	Kimball International, Inc., Class B	1,068
252	Quad/Graphics, Inc.	5,637
145	R.R. Donnelley & Sons Co.	2,460
219	Steelcase, Inc., Class A	3,310
264	United Stationers, Inc.	10,944

		50,685

	Construction & Engineering — 1.2%
139	Argan, Inc.	5,195
122	Comfort Systems USA, Inc.	1,931
266	EMCOR Group, Inc.	11,858
45	Orion Marine Group, Inc. (a)	483

		19,467

	Electrical Equipment — 0.2%
123	LSI Industries, Inc.	979
16	Polypore International, Inc. (a)	745

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — continued
15	Powell Industries, Inc.	986

		2,710

	Machinery — 3.0%
83	AGCO Corp. (m)	4,655
458	Briggs & Stratton Corp.	9,365
230	Douglas Dynamics, Inc.	4,054
174	Federal Signal Corp.	2,546
46	FreightCar America, Inc.	1,162
56	Hurco Cos., Inc.	1,576
60	Hyster-Yale Materials Handling, Inc.	5,304
115	Kadant, Inc.	4,406
1	Middleby Corp. (The) (a)	83
50	Mueller Industries, Inc.	1,478
256	Mueller Water Products, Inc., Class A	2,214
78	Standex International Corp.	5,787
161	Wabash National Corp. (a)	2,293
18	Watts Water Technologies, Inc., Class A	1,117

		46,040

	Marine — 0.2%
37	Baltic Trading Ltd.	224
51	International Shipholding Corp.	1,162
51	Matson, Inc.	1,363

		2,749

	Professional Services — 1.6%
140	Barrett Business Services, Inc.	6,561
342	FTI Consulting, Inc. (a)	12,938
29	Paylocity Holding Corp. (a)	623
156	RPX Corp. (a)	2,775
26	VSE Corp.	1,836

		24,733

	Road & Rail — 1.0%
4	AMERCO	1,163
187	ArcBest Corp.	8,141
43	Celadon Group, Inc.	925
8	Heartland Express, Inc.	169
11	PAM Transportation Services, Inc. (a)	310
196	Quality Distribution, Inc. (a)	2,907
28	Saia, Inc. (a)	1,210
34	USA Truck, Inc. (a)	633

		15,458

	Trading Companies & Distributors — 0.7%
216	Applied Industrial Technologies, Inc.	10,945

	Total Industrials	214,881

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Information Technology — 11.9%
	Communications Equipment — 1.3%
32	Bel Fuse, Inc., Class B	815
127	Black Box Corp.	2,984
73	Calix, Inc. (a)	593
214	Ciena Corp. (a)	4,635
17	Clearfield, Inc. (a)	277
229	Comtech Telecommunications Corp.	8,554
334	Harmonic, Inc. (a)	2,494
29	Oplink Communications, Inc. (a)	497

		20,849

	Electronic Equipment, Instruments & Components — 2.2%
15	Anixter International, Inc.	1,521
333	Benchmark Electronics, Inc. (a)	8,480
107	Checkpoint Systems, Inc. (a)	1,496
44	Cognex Corp. (a)	1,684
84	Coherent, Inc. (a)	5,545
96	Insight Enterprises, Inc. (a)	2,945
12	Multi-Fineline Electronix, Inc. (a)	131
135	Newport Corp. (a)	2,499
88	ScanSource, Inc. (a)	3,366
69	Tech Data Corp. (a)	4,308
1	Uni-Pixel, Inc. (a)	5
123	Vishay Intertechnology, Inc.	1,908

		33,888

	Internet Software & Services — 0.6%
26	Amber Road, Inc. (a)	418
88	Benefitfocus, Inc. (a)	4,063
44	Five9, Inc. (a)	313
546	Intralinks Holdings, Inc. (a)	4,855
2	OPOWER, Inc. (a)	44
4	Q2 Holdings, Inc. (a)	56
15	Xoom Corp. (a)	401

		10,150

	IT Services — 2.1%
114	CSG Systems International, Inc.	2,966
3	Euronet Worldwide, Inc. (a)	123
30	EVERTEC, Inc., (Puerto Rico)	727
274	Global Cash Access Holdings, Inc. (a)	2,441
50	Hackett Group, Inc. (The)	299
111	ManTech International Corp., Class A	3,286
430	MoneyGram International, Inc. (a)	6,331
245	NeuStar, Inc., Class A (a)	6,385
86	Sykes Enterprises, Inc. (a)	1,875
323	Unisys Corp. (a)	7,993

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
27	Vantiv, Inc., Class A (a)	911

		33,337

	Semiconductors & Semiconductor Equipment — 3.2%
411	Amkor Technology, Inc. (a)	4,597
74	Cirrus Logic, Inc. (a)	1,683
244	DSP Group, Inc. (a)	2,075
90	First Solar, Inc. (a)	6,374
125	GT Advanced Technologies, Inc. (a)	2,325
58	IXYS Corp.	710
68	Pericom Semiconductor Corp. (a)	615
266	Photronics, Inc. (a)	2,287
497	RF Micro Devices, Inc. (a)	4,767
692	Spansion, Inc., Class A (a)	14,585
117	SunPower Corp. (a)	4,811
110	Ultra Clean Holdings, Inc. (a)	992
401	Xcerra Corp. (a)	3,649

		49,470

	Software — 2.2%
159	A10 Networks, Inc. (a)	2,111
132	Actuate Corp. (a)	631
120	Aspen Technology, Inc. (a)	5,582
56	Fair Isaac Corp.	3,539
48	Paycom Software, Inc. (a)	706
41	Rubicon Project, Inc. (The) (a)	520
135	Take-Two Interactive Software, Inc. (a)	3,011
133	TeleCommunication Systems, Inc., Class A (a)	436
1,333	TiVo, Inc. (a)	17,207
14	Varonis Systems, Inc. (a)	397

		34,140

	Technology Hardware, Storage & Peripherals — 0.3%
402	Avid Technology, Inc. (a)	2,978
102	QLogic Corp. (a)	1,031

		4,009

	Total Information Technology	185,843

	Materials — 4.0%
	Chemicals — 1.5%
214	Minerals Technologies, Inc.	14,008
207	Olin Corp.	5,567
138	Tredegar Corp.	3,219

		22,794

	Containers & Packaging — 0.6%
549	Graphic Packaging Holding Co. (a)	6,427

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Containers & Packaging — continued
129	Myers Industries, Inc.	2,593

		9,020

	Metals & Mining — 1.1%
152	AM Castle & Co. (a)	1,681
5	Ampco-Pittsburgh Corp.	116
234	Coeur Mining, Inc. (a)	2,146
51	Olympic Steel, Inc.	1,250
34	Schnitzer Steel Industries, Inc., Class A	894
272	Worthington Industries, Inc.	11,707

		17,794

	Paper & Forest Products — 0.8%
110	Domtar Corp., (Canada)	4,714
41	PH Glatfelter Co.	1,091
113	Resolute Forest Products, Inc., (Canada) (a)	1,899
97	Schweitzer-Mauduit International, Inc.	4,244

		11,948

	Total Materials	61,556

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
101	FairPoint Communications, Inc. (a)	1,406
482	Inteliquent, Inc.	6,681
40	magicJack VocalTec Ltd., (Israel) (a)	609
466	Vonage Holdings Corp. (a)	1,747

	Total Telecommunication Services	10,443

	Utilities — 5.8%
	Electric Utilities — 2.5%
259	El Paso Electric Co.	10,402
124	PNM Resources, Inc.	3,631
536	Portland General Electric Co.	18,580
45	Unitil Corp.	1,519
88	UNS Energy Corp.	5,328

		39,460

	Gas Utilities — 1.6%
74	AGL Resources, Inc. (m)	4,072
18	Chesapeake Utilities Corp.	1,270
224	Laclede Group, Inc. (The)	10,890

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
40	Piedmont Natural Gas Co., Inc.	1,485
131	Southwest Gas Corp.	6,915

		24,632

	Independent Power & Renewable Electricity Producers — 0.3%
973	Atlantic Power Corp.	3,988
38	Dynegy, Inc. (a)	1,316

		5,304

	Multi-Utilities — 1.3%
300	Avista Corp.	10,056
194	NorthWestern Corp.	10,135

		20,191

	Water Utilities — 0.1%
56	California Water Service Group	1,353

	Total Utilities	90,940

	Total Common Stocks (Cost $1,166,283)	1,498,983

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
5,165	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $5,168)	5,168

SHARES
Short-Term Investment — 3.6%
	Investment Company — 3.6%
56,903	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $56,903)	56,903

	Total Investments — 100.1% (Cost $1,228,354)	1,561,054
	Liabilities in Excess of Other Assets — (0.1)%	(1,900)

	NET ASSETS — 100.0%	$1,559,154

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
493	E-mini Russell 2000	09/19/14	$58,682	$1,414

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.4%
	Consumer Discretionary — 13.2%
	Auto Components — 2.2%
274	Dana Holding Corp.	6,691
345	Stoneridge, Inc. (a)	3,701
63	Tower International, Inc. (a)	2,317

		12,709

	Diversified Consumer Services — 1.3%
63	2U, Inc. (a)	1,056
13	Chegg, Inc. (a)	88
4	Collectors Universe, Inc.	86
29	ServiceMaster Global Holdings, Inc. (a)	534
109	Strayer Education, Inc. (a)	5,724

		7,488

	Hotels, Restaurants & Leisure — 1.6%
4	Biglari Holdings, Inc. (a)	1,734
33	Interval Leisure Group, Inc.	724
6	Jack in the Box, Inc.	377
31	La Quinta Holdings, Inc. (a)	601
28	Red Robin Gourmet Burgers, Inc. (a)	2,015
169	Sonic Corp. (a)	3,736

		9,187

	Household Durables — 0.6%
14	Century Communities, Inc. (a)	319
27	CSS Industries, Inc.	699
15	GoPro, Inc., Class A (a)	596
37	Leggett & Platt, Inc.	1,275
48	Lifetime Brands, Inc.	748
3	NACCO Industries, Inc., Class A	157

		3,794

	Internet & Catalog Retail — 0.0%
13	Coupons.com, Inc. (a)	331

	Media — 1.1%
82	Entercom Communications Corp., Class A (a)	876
130	Harte-Hanks, Inc.	934
202	Lee Enterprises, Inc. (a)	899
49	Markit Ltd., (United Kingdom) (a)	1,314
69	Radio One, Inc.,, Class D (a)	340
195	Sizmek, Inc. (a)	1,857

		6,220

	Multiline Retail — 1.0%
43	Bon-Ton Stores, Inc. (The)	442
46	Dillard’s, Inc., Class A	5,318

		5,760

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 4.0%
37	ANN, Inc. (a)	1,510
216	Barnes & Noble, Inc. (a)	4,920
28	Brown Shoe Co., Inc.	792
92	Children’s Place, Inc. (The)	4,576
21	Conn’s, Inc. (a)	1,018
61	Express, Inc. (a)	1,034
28	Guess?, Inc.	759
585	hhgregg, Inc. (a)	5,946
16	Michaels Cos., Inc. (The) (a)	264
31	Outerwall, Inc. (a)	1,864
8	Rent-A-Center, Inc.	241
17	Systemax, Inc. (a)	240

		23,164

	Textiles, Apparel & Luxury Goods — 1.4%
161	Iconix Brand Group, Inc. (a)	6,931
36	Unifi, Inc. (a)	980

		7,911

	Total Consumer Discretionary	76,564

	Consumer Staples — 3.5%
	Food & Staples Retailing — 1.5%
941	Rite Aid Corp. (a)	6,747
306	Roundy’s, Inc.	1,685

		8,432

	Food Products — 1.4%
34	B&G Foods, Inc.	1,095
159	Chiquita Brands International, Inc. (a)	1,728
52	Pilgrim’s Pride Corp. (a)	1,434
52	Pinnacle Foods, Inc.	1,724
21	Sanderson Farms, Inc.	2,041
11	Seneca Foods Corp., Class A (a)	321

		8,343

	Personal Products — 0.4%
7	Herbalife Ltd.	471
1	IGI Laboratories, Inc. (a)	3
6	Inter Parfums, Inc.	186
24	USANA Health Sciences, Inc. (a)	1,883

		2,543

	Tobacco — 0.2%
23	Universal Corp.	1,273

	Total Consumer Staples	20,591

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy — 6.5%
	Energy Equipment & Services — 2.4%
52	Basic Energy Services, Inc. (a)	1,531
6	Dawson Geophysical Co.	181
115	Exterran Holdings, Inc.	5,187
64	Helix Energy Solutions Group, Inc. (a)	1,681
95	Pioneer Energy Services Corp. (a)	1,661
46	SEACOR Holdings, Inc. (a)	3,792

		14,033

	Oil, Gas & Consumable Fuels — 4.1%
922	Abraxas Petroleum Corp. (a) (m)	5,772
3	Adams Resources & Energy, Inc. (m)	265
48	Alon USA Energy, Inc.	600
26	Clayton Williams Energy, Inc. (a)	3,572
77	Cloud Peak Energy, Inc. (a)	1,427
36	Comstock Resources, Inc.	1,027
9	Contango Oil & Gas Co. (a)	377
13	Delek U.S. Holdings, Inc.	367
42	Energy XXI Bermuda Ltd., (Bermuda)	986
63	Equal Energy Ltd.	340
27	Green Plains, Inc.	894
1	Isramco, Inc. (a)	129
13	Memorial Resource Development Corp. (a)	312
6	Parsley Energy, Inc., Class A (a)	152
27	Renewable Energy Group, Inc. (a)	312
52	REX American Resources Corp. (a)	3,841
35	Stone Energy Corp. (a)	1,619
41	VAALCO Energy, Inc. (a)	295
29	Western Refining, Inc.	1,100
6	Westmoreland Coal Co. (a)	229

		23,616

	Total Energy	37,649

	Financials — 20.3%
	Banks — 6.7%
23	1st Source Corp.	704
45	BancFirst Corp.	2,792
97	BancorpSouth, Inc.	2,381
23	Banner Corp.	911
34	BBCN Bancorp, Inc.	542
101	Capital Bank Financial Corp., Class A (a)	2,375
37	Cathay General Bancorp	951
122	Central Pacific Financial Corp.	2,412
15	Chemical Financial Corp.	427
9	Citizens & Northern Corp.	173
24	City Holding Co.	1,087

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
29	CoBiz Financial, Inc.	310
164	CVB Financial Corp.	2,629
4	East West Bancorp, Inc.	130
209	First Commonwealth Financial Corp.	1,929
7	First Financial Bancorp	119
23	First Interstate BancSystem, Inc.	612
52	Flushing Financial Corp.	1,077
60	FNB Corp.	772
17	Guaranty Bancorp	232
10	Independent Bank Corp.	122
19	MainSource Financial Group, Inc.	335
29	National Penn Bancshares, Inc.	310
104	OFG Bancorp, (Puerto Rico)	1,918
15	OmniAmerican Bancorp, Inc.	365
27	PacWest Bancorp	1,153
10	Sierra Bancorp	156
28	Simmons First National Corp., Class A	1,095
41	Southwest Bancorp, Inc.	693
53	Suffolk Bancorp (a)	1,180
57	Susquehanna Bancshares, Inc.	597
5	SVB Financial Group (a)	618
98	TCF Financial Corp.	1,603
15	UMB Financial Corp.	932
124	Union Bankshares Corp.	3,191
8	Webster Financial Corp.	265
43	West Bancorporation, Inc.	661
13	Westamerica Bancorporation	659
75	Wilshire Bancorp, Inc.	773

		39,191

	Capital Markets — 1.2%
23	Arlington Asset Investment Corp., Class A	629
8	Artisan Partners Asset Management, Inc., Class A	477
27	FBR & Co. (a)	738
14	Federated Investors, Inc., Class B	436
11	Greenhill & Co., Inc.	517
216	Investment Technology Group, Inc. (a)	3,644
8	Moelis & Co. (a)	282

		6,723

	Consumer Finance — 1.2%
4	Credit Acceptance Corp. (a)	517
41	Nelnet, Inc., Class A	1,715
35	Portfolio Recovery Associates, Inc. (a)	2,060
38	World Acceptance Corp. (a)	2,863

		7,155

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Financial Services — 0.2%
46	Marlin Business Services Corp.	829

	Insurance — 2.3%
107	American Equity Investment Life Holding Co.	2,642
9	Aspen Insurance Holdings Ltd., (Bermuda)	427
170	CNO Financial Group, Inc.	3,021
4	Federated National Holding Co.	112
8	Global Indemnity plc, (Ireland) (a)	218
22	Navigators Group, Inc. (The) (a)	1,442
43	Platinum Underwriters Holdings Ltd., (Bermuda)	2,788
23	Primerica, Inc.	1,101
34	ProAssurance Corp.	1,510
5	Stewart Information Services Corp.	161

		13,422

	Real Estate Investment Trusts (REITs) — 7.3%
42	American Assets Trust, Inc.	1,448
161	Anworth Mortgage Asset Corp.	832
4	Ashford Hospitality Prime, Inc.	67
19	Ashford Hospitality Trust, Inc.	223
8	Associated Estates Realty Corp.	150
23	BioMed Realty Trust, Inc.	502
216	Capstead Mortgage Corp.	2,846
46	CBL & Associates Properties, Inc.	876
136	CoreSite Realty Corp.	4,504
10	Cousins Properties, Inc.	129
638	CYS Investments, Inc.	5,757
87	DCT Industrial Trust, Inc.	713
46	DiamondRock Hospitality Co.	589
25	EastGroup Properties, Inc.	1,612
27	EPR Properties	1,520
17	Equity Lifestyle Properties, Inc.	742
25	FelCor Lodging Trust, Inc.	264
18	First Industrial Realty Trust, Inc.	345
40	Franklin Street Properties Corp.	501
10	Gladstone Commercial Corp.	186
25	Home Properties, Inc.	1,573
45	Hospitality Properties Trust	1,368
71	LTC Properties, Inc.	2,760
18	National Retail Properties, Inc.	662
45	Pennsylvania Real Estate Investment Trust	837
24	Post Properties, Inc.	1,262
84	Potlatch Corp.	3,490
7	PS Business Parks, Inc.	609
22	RAIT Financial Trust	185
84	Ramco-Gershenson Properties Trust	1,393
22	Saul Centers, Inc.	1,069

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
214	Strategic Hotels & Resorts, Inc. (a)	2,502
15	Taubman Centers, Inc.	1,114

		42,630

	Real Estate Management & Development — 0.5%
59	Alexander & Baldwin, Inc.	2,433
8	St. Joe Co. (The) (a)	214

		2,647

	Thrifts & Mortgage Finance — 0.9%
10	Astoria Financial Corp.	133
8	BankFinancial Corp.	93
28	Beneficial Mutual Bancorp, Inc. (a)	382
8	Capitol Federal Financial, Inc.	101
96	NMI Holdings, Inc., Class A (a)	1,012
31	OceanFirst Financial Corp.	512
85	Ocwen Financial Corp. (a)	3,150

		5,383

	Total Financials	117,980

	Health Care — 12.7%
	Biotechnology — 4.2%
113	ACADIA Pharmaceuticals, Inc. (a) (m)	2,557
6	Adamas Pharmaceuticals, Inc. (a) (m)	113
4	Agios Pharmaceuticals, Inc. (a) (m)	192
67	Alnylam Pharmaceuticals, Inc. (a)	4,239
8	Applied Genetic Technologies Corp. (a)	181
25	Ardelyx, Inc. (a)	404
2	Auspex Pharmaceuticals, Inc. (a)	47
29	Cara Therapeutics, Inc. (a)	499
33	Cerulean Pharma, Inc. (a)	189
73	ChemoCentryx, Inc. (a)	428
44	Chimerix, Inc. (a)	965
21	Dicerna Pharmaceuticals, Inc. (a)	472
25	Eleven Biotherapeutics, Inc. (a)	331
27	Flexion Therapeutics, Inc. (a)	367
8	Foundation Medicine, Inc. (a)	226
6	Karyopharm Therapeutics, Inc. (a)	293
11	Kite Pharma, Inc. (a)	324
46	MacroGenics, Inc. (a)	1,002
105	Merrimack Pharmaceuticals, Inc. (a)	767
105	NPS Pharmaceuticals, Inc. (a)	3,464
34	Puma Biotechnology, Inc. (a)	2,211
23	Synageva BioPharma Corp. (a)	2,421
63	Trius Therapeutics, Inc. (a) (i)	—
11	Ultragenyx Pharmaceutical, Inc. (a)	471

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
38	Versartis, Inc. (a)	1,057
111	Xencor, Inc. (a)	1,290
11	Zafgen, Inc. (a)	208

		24,718

	Health Care Equipment & Supplies — 2.5%
84	CONMED Corp.	3,726
15	Inogen, Inc. (a)	329
19	K2M Group Holdings, Inc. (a)	280
45	NuVasive, Inc. (a)	1,604
246	PhotoMedex, Inc. (a)	3,013
171	SurModics, Inc. (a)	3,654
25	TriVascular Technologies, Inc. (a)	391
46	Wright Medical Group, Inc. (a)	1,448

		14,445

	Health Care Providers & Services — 2.6%
25	Adeptus Health, Inc., Class A (a) (m)	637
63	Amedisys, Inc. (a)	1,061
42	Centene Corp. (a)	3,206
467	Cross Country Healthcare, Inc. (a)	3,043
23	HealthSouth Corp.	825
36	LHC Group, Inc. (a)	761
6	Magellan Health, Inc. (a)	392
65	Owens & Minor, Inc.	2,209
80	PharMerica Corp. (a)	2,276
15	Providence Service Corp. (The) (a)	556
25	RadNet, Inc. (a)	166

		15,132

	Health Care Technology — 0.9%
107	Castlight Health, Inc., Class B (a)	1,625
25	Imprivata, Inc. (a)	411
109	MedAssets, Inc. (a)	2,490
19	Veeva Systems, Inc., Class A (a)	478

		5,004

	Life Sciences Tools & Services — 0.1%
13	PAREXEL International Corp. (a)	692

	Pharmaceuticals — 2.4%
6	Achaogen, Inc. (a) (m)	86
65	Amphastar Pharmaceuticals, Inc. (a)	650
99	BioDelivery Sciences International, Inc. (a)	1,189
15	Egalet Corp. (a)	202
36	Pacira Pharmaceuticals, Inc. (a)	3,270
3	Pain Therapeutics, Inc. (a)	18
25	Phibro Animal Health Corp., Class A (a)	551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
60	Prestige Brands Holdings, Inc. (a)	2,040
55	Questcor Pharmaceuticals, Inc.	5,041
21	Revance Therapeutics, Inc. (a)	711
6	ZS Pharma, Inc. (a)	181

		13,939

	Total Health Care	73,930

	Industrials — 13.9%
	Aerospace & Defense — 2.2%
210	AAR Corp. (m)	5,777
57	Engility Holdings, Inc. (a)	2,165
356	Taser International, Inc. (a)	4,732

		12,674

	Air Freight & Logistics — 0.1%
10	Park-Ohio Holdings Corp.	575

	Airlines — 0.7%
45	Alaska Air Group, Inc. (m)	4,287

	Building Products — 0.5%
118	Gibraltar Industries, Inc. (a)	1,836
11	Nortek, Inc. (a)	943
11	Trex Co., Inc. (a)	303

		3,082

	Commercial Services & Supplies — 2.2%
52	ACCO Brands Corp. (a) (m)	335
276	ARC Document Solutions, Inc. (a) (m)	1,618
46	Deluxe Corp.	2,700
18	G&K Services, Inc., Class A	958
28	Quad/Graphics, Inc.	633
27	R.R. Donnelley & Sons Co.	457
20	Steelcase, Inc., Class A	309
139	United Stationers, Inc.	5,756

		12,766

	Construction & Engineering — 1.0%
42	Argan, Inc.	1,578
99	EMCOR Group, Inc.	4,386
5	Orion Marine Group, Inc. (a)	55

		6,019

	Electrical Equipment — 1.4%
29	Acuity Brands, Inc. (m)	3,982
88	Polypore International, Inc. (a)	4,200

		8,182

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Machinery — 2.2%
21	Blount International, Inc. (a)	296
145	Briggs & Stratton Corp.	2,958
110	Douglas Dynamics, Inc.	1,932
24	Hurco Cos., Inc.	666
9	Hyster-Yale Materials Handling, Inc.	788
55	Kadant, Inc.	2,096
1	Middleby Corp. (The) (a)	58
12	Mueller Industries, Inc.	347
34	Standex International Corp.	2,540
3	Watts Water Technologies, Inc., Class A	191
86	Xerium Technologies, Inc. (a)	1,206

		13,078

	Marine — 0.3%
57	Matson, Inc.	1,535

	Professional Services — 1.5%
64	Barrett Business Services, Inc.	3,010
42	FTI Consulting, Inc. (a)	1,585
17	Paylocity Holding Corp. (a)	361
13	TriNet Group, Inc. (a)	301
45	VSE Corp.	3,171

		8,428

	Road & Rail — 1.5%
114	ArcBest Corp.	4,969
15	Celadon Group, Inc.	311
23	Con-way, Inc.	1,159
20	Heartland Express, Inc.	423
55	Swift Transportation Co. (a)	1,375
29	USA Truck, Inc. (a)	537

		8,774

	Trading Companies & Distributors — 0.3%
34	Applied Industrial Technologies, Inc.	1,725

	Total Industrials	81,125

	Information Technology — 16.8%
	Communications Equipment — 2.6%
9	Arista Networks, Inc. (a)	555
52	Comtech Telecommunications Corp.	1,926
117	Harmonic, Inc. (a)	875
160	InterDigital, Inc.	7,639
96	Ubiquiti Networks, Inc. (a)	4,356

		15,351

	Electronic Equipment, Instruments & Components — 2.4%
82	Aeroflex Holding Corp. (a) (m)	858
170	Benchmark Electronics, Inc. (a)	4,326

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
17	Checkpoint Systems, Inc. (a)	239
42	Coherent, Inc. (a)	2,772
15	Insight Enterprises, Inc. (a)	452
69	InvenSense, Inc. (a)	1,568
65	Newport Corp. (a)	1,201
46	ScanSource, Inc. (a)	1,755
44	Vishay Intertechnology, Inc.	682

		13,853

	Internet Software & Services — 0.9%
44	Aerohive Networks, Inc. (a) (m)	361
92	Bazaarvoice, Inc. (a)	727
52	Blucora, Inc. (a)	989
29	Five9, Inc. (a)	210
6	GrubHub, Inc. (a)	223
166	Intralinks Holdings, Inc. (a)	1,471
134	Millennial Media, Inc. (a)	669
2	OPOWER, Inc. (a)	40
13	Q2 Holdings, Inc. (a)	178
8	WebMD Health Corp. (a)	406
8	Xoom Corp. (a)	221

		5,495

	IT Services — 1.8%
5	CSG Systems International, Inc.	138
15	EVERTEC, Inc., (Puerto Rico)	354
27	Heartland Payment Systems, Inc.	1,121
122	ManTech International Corp., Class A	3,587
50	MoneyGram International, Inc. (a)	741
38	NeuStar, Inc., Class A (a)	999
65	Unisys Corp. (a)	1,603
24	Vantiv, Inc., Class A (a)	810
23	VeriFone Systems, Inc. (a)	863

		10,216

	Semiconductors & Semiconductor Equipment — 3.6%
19	Advanced Energy Industries, Inc. (a) (m)	362
161	Brooks Automation, Inc.	1,738
41	DSP Group, Inc. (a)	346
31	First Solar, Inc. (a)	2,231
143	Integrated Device Technology, Inc. (a)	2,203
32	Micrel, Inc.	360
136	Photronics, Inc. (a)	1,166
229	PLX Technology, Inc. (a)	1,481
145	PMC-Sierra, Inc. (a)	1,100
94	RF Micro Devices, Inc. (a)	899
67	SunPower Corp. (a)	2,750

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
228	TriQuint Semiconductor, Inc. (a)	3,611
278	Ultra Clean Holdings, Inc. (a)	2,518

		20,765

	Software — 5.2%
31	ACI Worldwide, Inc. (a) (m)	1,753
73	Actuate Corp. (a) (m)	349
99	Aspen Technology, Inc. (a)	4,570
36	Fair Isaac Corp.	2,270
222	Manhattan Associates, Inc. (a)	7,650
44	MobileIron, Inc. (a)	418
40	Paycom Software, Inc. (a)	581
48	Pegasystems, Inc.	1,018
50	Qualys, Inc. (a)	1,291
105	Rally Software Development Corp. (a)	1,140
15	Rubicon Project, Inc. (The) (a)	188
78	Take-Two Interactive Software, Inc. (a)	1,728
161	TeleCommunication Systems, Inc., Class A (a)	530
29	TIBCO Software, Inc. (a)	581
423	TiVo, Inc. (a)	5,465
28	Varonis Systems, Inc. (a)	824
10	Zendesk, Inc. (a)	181

		30,537

	Technology Hardware, Storage & Peripherals — 0.3%
197	Avid Technology, Inc. (a)	1,454

	Total Information Technology	97,671

	Materials — 3.5%
	Chemicals — 1.6%
114	Minerals Technologies, Inc.	7,456
46	OM Group, Inc.	1,495
16	Senomyx, Inc. (a)	134
1	Tredegar Corp.	33

		9,118

	Containers & Packaging — 0.7%
281	Graphic Packaging Holding Co. (a)	3,285
49	Myers Industries, Inc.	989

		4,274

	Metals & Mining — 0.8%
7	Ampco-Pittsburgh Corp.	168
102	Worthington Industries, Inc.	4,373

		4,541

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.4%
19	Domtar Corp., (Canada)	806
82	Resolute Forest Products, Inc., (Canada) (a)	1,379

		2,185

	Total Materials	20,118

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.8%
74	FairPoint Communications, Inc. (a)	1,039
203	Inteliquent, Inc.	2,820
58	magicJack VocalTec Ltd., (Israel) (a)	870

		4,729

	Wireless Telecommunication Services — 0.2%
90	RingCentral, Inc., Class A (a)	1,363

	Total Telecommunication Services	6,092

	Utilities — 3.0%
	Electric Utilities — 1.3%
45	El Paso Electric Co.	1,810
35	PNM Resources, Inc.	1,030
92	Portland General Electric Co.	3,179
23	UNS Energy Corp.	1,389

		7,408

	Gas Utilities — 0.8%
22	AGL Resources, Inc. (m)	1,186
27	Laclede Group, Inc. (The)	1,320
27	Piedmont Natural Gas Co., Inc.	999
23	Southwest Gas Corp.	1,214

		4,719

	Independent Power & Renewable Electricity Producers — 0.1%
12	Dynegy, Inc. (a)	431

	Multi-Utilities — 0.8%
92	NorthWestern Corp.	4,786

	Total Utilities	17,344

	Total Common Stocks (Cost $464,329)	549,064

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
2,105	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $2,106)	2,107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.4%
	Investment Company — 3.4%
20,060	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $20,060)	20,060

	Total Investments — 98.2% (Cost $486,495)	571,231
	Other Assets in Excess of Liabilities — 1.8%	10,532

	NET ASSETS — 100.0%	$581,763

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
216	E-mini Russell 2000	09/19/14	$25,710	$512

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$550,588		$694,282		$3,298,057
Investments in affiliates, at value	6,614		6,392		132,553

Total investment securities, at value	557,202		700,674		3,430,610
Cash	—		—	(a)	—
Receivables:
Investment securities sold	5,397		21,029		4,575
Fund shares sold	1,507		692		5,191
Interest and dividends from non-affiliates	228		616		3,783
Dividends from affiliates	—		—		1
Variation margin on futures contracts	—		72		—

Total Assets	564,334		723,083		3,444,160

LIABILITIES:
Payables:
Investment securities purchased	2,201		18,934		26,392
Fund shares redeemed	1,501		211		5,038
Accrued liabilities:
Investment advisory fees	289		344		1,601
Administration fees	37		47		228
Shareholder servicing fees	55		—		393
Distribution fees	51		—		179
Custodian and accounting fees	27		27		69
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—
Other	149		213		815

Total Liabilities	4,310		19,776		34,715

Net Assets	$560,024		$703,307		$3,409,445

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$387,467	$434,776	$1,965,344
Accumulated undistributed (distributions in excess of) net investment income	(2,468)	(28)	7,594
Accumulated net realized gains (losses)	26,380	53,143	248,294
Net unrealized appreciation (depreciation)	148,645	215,416	1,188,213

Total Net Assets	$560,024	$703,307	$3,409,445

Net Assets:
Class A	$86,997	$—	$738,967
Class B	521	—	5,469
Class C	55,458	—	39,824
Class R2	—	—	3,883
Class R5	—	—	1,177,534
Select Class	417,048	703,307	1,443,768

Total	$560,024	$703,307	$3,409,445

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,465	—	15,871
Class B	24	—	144
Class C	2,566	—	1,049
Class R2	—	—	84
Class R5	—	—	22,697
Select Class	15,402	11,981	27,883

Net Asset Value (a):
Class A — Redemption price per share	$25.11	$—	$46.56
Class B — Offering price per share (b)	21.67	—	38.08
Class C — Offering price per share (b)	21.61	—	37.96
Class R2 — Offering and redemption price per share	—	—	45.99
Class R5 — Offering and redemption price per share	—	—	51.88
Select Class — Offering and redemption price per share	27.08	58.70	51.78
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.50	$—	$49.14

Cost of investments in non-affiliates	$401,943	$479,049	$2,109,844
Cost of investments in affiliates	6,614	6,392	132,553

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,135,674	$1,504,151	$551,171
Investments in affiliates, at value	16,310	56,903	20,060

Total investment securities, at value	1,151,984	1,561,054	571,231
Cash	—	5	165
Receivables:
Investment securities sold	11,091	43,678	15,836
Fund shares sold	966	2,463	19,482
Interest and dividends from non-affiliates	482	2,828	663
Dividends from affiliates	—	1	—
Variation margin on futures contracts	—	409	148

Total Assets	1,164,523	1,610,438	607,525

LIABILITIES:
Payables:
Dividends	—	91	—
Investment securities purchased	4,546	46,368	25,091
Fund shares redeemed	1,521	3,310	183
Accrued liabilities:
Investment advisory fees	467	599	235
Administration fees	77	104	37
Shareholder servicing fees	124	124	75
Distribution fees	87	156	42
Custodian and accounting fees	33	58	53
Trustees’ and Chief Compliance Officer’s fees	1	1	—	(a)
Other	353	473	46

Total Liabilities	7,209	51,284	25,762

Net Assets	$1,157,314	$1,559,154	$581,763

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$815,696	$1,176,433	$488,567
Accumulated undistributed (distributions in excess of) net investment income	(4,080)	282	254
Accumulated net realized gains (losses)	49,375	48,325	7,694
Net unrealized appreciation (depreciation)	296,323	334,114	85,248

Total Net Assets	$1,157,314	$1,559,154	$581,763

Net Assets:
Class A	$282,408	$516,950	$126,858
Class B	2,048	3,071	—
Class C	28,035	52,909	22,539
Class R2	31,119	47,939	9,785
Class R5	—	79,792	—
Class R6	355,032	453,645	45,604
Institutional Class	302,087	—	216,698
Select Class	156,585	404,848	160,279

Total	$1,157,314	$1,559,154	$581,763

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,230	18,477	7,806
Class B	191	126	—
Class C	2,468	2,187	1,421
Class R2	2,267	1,723	607
Class R5	—	2,722	—
Class R6	23,316	15,468	2,761
Institutional Class	19,918	—	13,123
Select Class	10,504	13,814	9,696

Net Asset Value (a):
Class A — Redemption price per share	$13.96	$27.98	$16.25
Class B — Offering price per share (b)	10.75	24.43	—
Class C — Offering price per share (b)	11.36	24.19	15.86
Class R2 — Offering and redemption price per share	13.73	27.83	16.12
Class R5 — Offering and redemption price per share	—	29.31	—
Class R6 — Offering and redemption price per share	15.23	29.33	16.52
Institutional Class — Offering and redemption price per share	15.17	—	16.51
Select Class — Offering and redemption price per share	14.91	29.31	16.53
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.73	$29.53	$17.15

Cost of investments in non-affiliates	$839,351	$1,171,451	$466,435
Cost of investments in affiliates	16,310	56,903	20,060

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

AS OF JUNE 30, 2014

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Dividend income from non-affiliates	2,110	6,815	48,136
Dividend income from affiliates	2	3	24

Total investment income	2,112	6,820	48,160

EXPENSES:
Investment advisory fees	3,628	4,107	20,533
Administration fees	467	528	2,639
Distribution fees:
Class A	222	—	1,847
Class B	6	—	54
Class C	446	—	296
Class R2	—	—	26
Shareholder servicing fees:
Class A	222	—	1,847
Class B	2	—	18
Class C	149	—	99
Class R2	—	—	12
Class R5	—	—	509
Select Class	1,022	1,580	3,377
Custodian and accounting fees	47	55	116
Interest expense to affiliates	— (a)	—	—
Professional fees	46	46	72
Trustees’ and Chief Compliance Officer’s fees	6	6	26
Printing and mailing costs	106	69	324
Registration and filing fees	95	27	182
Transfer agent fees	526	681	3,497
Other	14	12	56

Total expenses	7,004	7,111	35,530

Less amounts waived	(366)	(2,089)	(3,594)

Net expenses	6,638	5,022	31,936

Net investment income (loss)	(4,526)	1,798	16,224

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	59,230	76,272	337,200
Futures	—	4,069	—

Net realized gain (loss)	59,230	80,341	337,200

Distributions of realized gains by investment company affiliates	—	—	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	39,546	73,308	297,373
Futures	—	(19)	—

Change in net unrealized appreciation/depreciation	39,546	73,289	297,373

Net realized/unrealized gains (losses)	98,776	153,630	634,574

Change in net assets resulting from operations	$94,250	$155,428	$650,798

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$4	$1
Dividend income from non-affiliates	4,271	22,143	4,237
Dividend income from affiliates	6	11	3

Total investment income	4,278	22,158	4,241

EXPENSES:
Investment advisory fees	7,219	8,408	2,151
Administration fees	928	1,080	299
Distribution fees:
Class A	714	1,097	233
Class B	21	26	—
Class C	216	366	106
Class R2	156	157	27
Shareholder servicing fees:
Class A	714	1,097	233
Class B	7	9	—
Class C	72	122	35
Class R2	78	78	14
Class R5	—	32	—
Institutional Class	286	—	96
Select Class	401	907	286
Custodian and accounting fees	59	108	83
Professional fees	49	50	47
Trustees’ and Chief Compliance Officer’s fees	11	13	3
Printing and mailing costs	86	149	28
Registration and filing fees	118	213	103
Transfer agent fees	1,123	1,591	301
Other	29	29	12

Total expenses	12,287	15,532	4,057

Less amounts waived	(1,328)	(1,519)	(359)

Net expenses	10,959	14,013	3,698

Net investment income (loss)	(6,681)	8,145	543

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	107,813	85,364	14,438
Futures	—	8,119	2,539

Net realized gain (loss)	107,813	93,483	16,977

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	79,679	128,384	56,355
Futures	—	1,242	482

Change in net unrealized appreciation/depreciation	79,679	129,626	56,837

Net realized/unrealized gains (losses)	187,492	223,109	73,814

Change in net assets resulting from operations	$180,811	$231,254	$74,357

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,526)	$(2,034)	$1,798	$3,808
Net realized gain (loss)	59,230	36,792	80,341	55,185
Change in net unrealized appreciation/depreciation	39,546	65,852	73,289	57,573

Change in net assets resulting from operations	94,250	100,610	155,428	116,566

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(7,308)	(2,519)	—	—
Class B
From net realized gains	(72)	(39)	—	—
Class C
From net realized gains	(5,669)	(2,102)	—	—
Select Class
From net investment income	—	—	(3,196)	(4,488)
From net realized gains	(30,984)	(9,120)	(30,439)	—

Total distributions to shareholders	(44,033)	(13,780)	(33,635)	(4,488)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,967)	96,943	59,219	3,627

NET ASSETS:
Change in net assets	40,250	183,773	181,012	115,705
Beginning of period	519,774	336,001	522,295	406,590

End of period	$560,024	$519,774	$703,307	$522,295

Accumulated undistributed (distributions in excess of) net investment income	$(2,468)	$(1,915)	$(28)	$1,795

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,224	$26,075	$(6,681)	$(2,177)
Net realized gain (loss)	337,200	165,490	107,813	86,555
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	297,373	335,447	79,679	124,133

Change in net assets resulting from operations	650,798	527,012	180,811	208,511

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,154)	(6,332)	—	—
From net realized gains	(39,200)	(54,507)	(27,816)	(18,796)
Class B
From net investment income	—	(65)	—	—
From net realized gains	(468)	(953)	(372)	(333)
Class C
From net investment income	—	(285)	—	—
From net realized gains	(2,540)	(3,639)	(3,356)	(2,309)
Class R2
From net investment income	—	(40)	—	—
From net realized gains	(285)	(478)	(3,175)	(1,927)
Class R5
From net investment income	(5,697)	(8,958)	—	—
From net realized gains	(48,030)	(52,088)	—	—
Class R6
From net realized gains	—	—	(27,222)	(13,119)
Institutional Class
From net realized gains	—	—	(26,893)	(17,399)
Select Class
From net investment income	(4,998)	(12,603)	—	—
From net realized gains	(64,468)	(88,266)	(13,777)	(10,618)

Total distributions to shareholders	(166,840)	(228,214)	(102,611)	(64,501)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	228,662	(44,004)	147,196	(33,612)

NET ASSETS:
Change in net assets	712,620	254,794	225,396	110,398
Beginning of period	2,696,825	2,442,031	931,918	821,520

End of period	$3,409,445	$2,696,825	$1,157,314	$931,918

Accumulated undistributed (distributions in excess of) net investment income	$7,594	$4,114	$(4,080)	$(2,896)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,145	$8,029	$543	$631
Net realized gain (loss)	93,483	47,226	16,977	6,491
Change in net unrealized appreciation/depreciation	129,626	125,744	56,837	18,032

Change in net assets resulting from operations	231,254	180,999	74,357	25,154

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,828)	(2,867)	(72)	(99)
From net realized gains	(10,944)	—	(1,746)	—
Class B
From net investment income	(8)	(26)	—	—
From net realized gains	(101)	—	—	—
Class C
From net investment income	(123)	(269)	—	(11)
From net realized gains	(1,424)	—	(246)	—
Class R2
From net investment income	(82)	(97)	(6)	— (a)
From net realized gains	(741)	—	(98)	—
Class R5
From net investment income	(467)	(323)	—	—
From net realized gains	(1,547)	—	—	—
Class R6
From net investment income	(2,662)	(2,410)	(146)	(137)
From net realized gains	(8,043)	—	(738)	—
Institutional Class
From net investment income	—	—	(275)	(90)
From net realized gains	—	—	(1,543)	—
Select Class
From net investment income	(2,226)	(2,935)	(207)	(295)
From net realized gains	(8,523)	—	(2,006)	—

Total distributions to shareholders	(38,719)	(8,927)	(7,083)	(632)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	468,137	109,344	341,780	78,228

NET ASSETS:
Change in net assets	660,672	281,416	409,054	102,750
Beginning of period	898,482	617,066	172,709	69,959

End of period	$1,559,154	$898,482	$581,763	$172,709

Accumulated undistributed (distributions in excess of) net investment income	$282	$(1,062)	$254	$255

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,934	$19,767	$—	$—
Distributions reinvested	5,262	1,796	—	—
Cost of shares redeemed	(26,472)	(23,718)	—	—

Change in net assets resulting from Class A capital transactions	$2,724	$(2,155)	$—	$—

Class B
Proceeds from shares issued	$23	$8	$—	$—
Distributions reinvested	66	35	—	—
Cost of shares redeemed	(427)	(479)	—	—

Change in net assets resulting from Class B capital transactions	$(338)	$(436)	$—	$—

Class C
Proceeds from shares issued	$19,447	$13,062	$—	$—
Distributions reinvested	655	231	—	—
Cost of shares redeemed	(22,674)	(19,369)	—	—

Change in net assets resulting from Class C capital transactions	$(2,572)	$(6,076)	$—	$—

Select Class
Proceeds from shares issued	$149,852	$174,453	$99,370	$44,658
Distributions reinvested	30,591	8,987	31,856	4,252
Cost of shares redeemed	(190,224)	(77,830)	(72,007)	(45,283)

Change in net assets resulting from Select Class capital transactions	$(9,781)	$105,610	$59,219	$3,627

Total change in net assets resulting from capital transactions	$(9,967)	$96,943	$59,219	$3,627

SHARE TRANSACTIONS:
Class A
Issued	944	959	—	—
Reinvested	218	96	—	—
Redeemed	(1,048)	(1,155)	—	—

Change in Class A Shares	114	(100)	—	—

Class B
Issued	1	1	—	—
Reinvested	3	2	—	—
Redeemed	(19)	(27)	—	—

Change in Class B Shares	(15)	(24)	—	—

Class C
Issued	893	734	—	—
Reinvested	32	14	—	—
Redeemed	(1,034)	(1,079)	—	—

Change in Class C Shares	(109)	(331)	—	—

Select Class
Issued	5,539	7,839	1,841	995
Reinvested	1,176	447	602	104
Redeemed	(6,999)	(3,580)	(1,319)	(1,072)

Change in Select Class Shares	(284)	4,706	1,124	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$143,105	$161,823	$86,559	$46,904
Distributions reinvested	36,174	53,154	26,847	18,018
Cost of shares redeemed	(247,996)	(205,174)	(100,660)	(73,629)

Change in net assets resulting from Class A capital transactions	$(68,717)	$9,803	$12,746	$(8,707)

Class B
Proceeds from shares issued	$109	$53	$108	$143
Distributions reinvested	440	947	299	276
Cost of shares redeemed	(4,393)	(3,625)	(1,534)	(1,529)

Change in net assets resulting from Class B capital transactions	$(3,844)	$(2,625)	$(1,127)	$(1,110)

Class C
Proceeds from shares issued	$1,754	$2,901	$3,615	$2,220
Distributions reinvested	2,078	3,051	2,792	1,897
Cost of shares redeemed	(6,514)	(7,195)	(5,082)	(5,854)

Change in net assets resulting from Class C capital transactions	$(2,682)	$(1,243)	$1,325	$(1,737)

Class R2
Proceeds from shares issued	$1,876	$2,486	$9,894	$5,964
Distributions reinvested	169	238	3,015	1,827
Cost of shares redeemed	(3,854)	(4,016)	(10,303)	(7,599)

Change in net assets resulting from Class R2 capital transactions	$(1,809)	$(1,292)	$2,606	$192

Class R5
Proceeds from shares issued	$341,675	$242,098	$—	$—
Distributions reinvested	50,412	58,492	—	—
Cost of shares redeemed	(187,973)	(270,542)	—	—

Change in net assets resulting from Class R5 capital transactions	$204,114	$30,048	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$107,896	$66,621
Distributions reinvested	—	—	27,222	13,119
Cost of shares redeemed	—	—	(52,030)	(68,638)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$83,088	$11,102

Institutional Class
Proceeds from shares issued	$—	$—	$127,596	$59,220
Distributions reinvested	—	—	24,325	15,569
Cost of shares redeemed	—	—	(97,844)	(109,142)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$54,077	$(34,353)

Select Class
Proceeds from shares issued	$436,244	$381,057	$51,702	$36,031
Distributions reinvested	63,813	89,504	12,567	8,954
Cost of shares redeemed	(398,457)	(549,256)	(69,788)	(43,984)

Change in net assets resulting from Select Class capital transactions	$101,600	$(78,695)	$(5,519)	$1,001

Total change in net assets resulting from capital transactions	$228,662	$(44,004)	$147,196	$(33,612)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	3,257	4,277	6,045	3,976
Reinvested	848	1,546	2,002	1,704
Redeemed	(5,680)	(5,554)	(7,045)	(6,214)

Change in Class A Shares	(1,575)	269	1,002	(534)

Class B
Issued	3	2	11	14
Reinvested	13	33	29	33
Redeemed	(121)	(115)	(139)	(163)

Change in Class B Shares	(105)	(80)	(99)	(116)

Class C
Issued	49	94	311	228
Reinvested	60	107	255	214
Redeemed	(180)	(230)	(437)	(595)

Change in Class C Shares	(71)	(29)	129	(153)

Class R2
Issued	44	66	698	518
Reinvested	4	7	229	175
Redeemed	(88)	(106)	(729)	(665)

Change in Class R2 Shares	(40)	(33)	198	28

Class R5
Issued	7,041	5,779	—	—
Reinvested	1,058	1,535	—	—
Redeemed	(3,834)	(6,521)	—	—

Change in Class R5 Shares	4,265	793	—	—

Class R6
Issued	—	—	7,124	5,288
Reinvested	—	—	1,867	1,156
Redeemed	—	—	(3,418)	(5,654)

Change in Class R6 Shares	—	—	5,573	790

Institutional Class
Issued	—	—	8,158	4,672
Reinvested	—	—	1,674	1,374
Redeemed	—	—	(6,418)	(8,706)

Change in Institutional Class Shares	—	—	3,414	(2,660)

Select Class
Issued	9,006	9,223	3,395	2,935
Reinvested	1,344	2,355	879	801
Redeemed	(8,177)	(13,183)	(4,528)	(3,567)

Change in Select Class Shares	2,173	(1,605)	(254)	169

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$249,050	$151,702	$95,000	$44,054
Distributions reinvested	12,217	2,758	1,637	84
Cost of shares redeemed	(142,413)	(66,421)	(35,876)	(7,813)

Change in net assets resulting from Class A capital transactions	$118,854	$88,039	$60,761	$36,325

Class B
Proceeds from shares issued	$11	$65	$—	$—
Distributions reinvested	106	25	—	—
Cost of shares redeemed	(1,364)	(1,168)	—	—

Change in net assets resulting from Class B capital transactions	$(1,247)	$(1,078)	$—	$—

Class C
Proceeds from shares issued	$13,317	$11,253	$15,087	$5,881
Distributions reinvested	1,374	232	203	9
Cost of shares redeemed	(10,049)	(7,039)	(2,232)	(975)

Change in net assets resulting from Class C capital transactions	$4,642	$4,446	$13,058	$4,915

Class R2
Proceeds from shares issued	$35,618	$9,668	$7,974	$1,677
Distributions reinvested	734	88	104	— (a)
Cost of shares redeemed	(8,241)	(3,260)	(979)	(93)

Change in net assets resulting from Class R2 capital transactions	$28,111	$6,496	$7,099	$1,584

Class R5
Proceeds from shares issued	$75,057	$23,814	$—	$—
Distributions reinvested	987	38	—	—
Cost of shares redeemed	(38,175)	(12,450)	—	—

Change in net assets resulting from Class R5 capital transactions	$37,869	$11,402	$—	$—

Class R6
Proceeds from shares issued	$220,005	$38,682	$30,227	$1,911
Distributions reinvested	10,705	2,410	884	137
Cost of shares redeemed	(35,099)	(54,454)	(9,167)	(1,549)

Change in net assets resulting from Class R6 capital transactions	$195,611	$(13,362)	$21,944	$499

Institutional Class
Proceeds from shares issued	$—	$—	$200,414	$31,733
Distributions reinvested	—	—	1,623	89
Cost of shares redeemed	—	—	(34,113)	(13,968)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$167,924	$17,854

Select Class
Proceeds from shares issued	$180,916	$101,704	$99,637	$24,841
Distributions reinvested	9,746	1,569	1,883	236
Cost of shares redeemed	(106,365)	(89,872)	(30,526)	(8,026)

Change in net assets resulting from Select Class capital transactions	$84,297	$13,401	$70,994	$17,051

Total change in net assets resulting from capital transactions	$468,137	$109,344	$341,780	$78,228

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	9,457	7,097	6,312	3,627
Reinvested	470	124	111	7
Redeemed	(5,425)	(3,110)	(2,385)	(682)

Change in Class A Shares	4,502	4,111	4,038	2,952

Class B
Issued	1	5	—	—
Reinvested	5	1	—	—
Redeemed	(60)	(63)	—	—

Change in Class B Shares	(54)	(57)	—	—

Class C
Issued	584	594	1,017	496
Reinvested	61	12	14	1
Redeemed	(441)	(381)	(150)	(80)

Change in Class C Shares	204	225	881	417

Class R2
Issued	1,353	437	532	135
Reinvested	28	4	7	— (a)
Redeemed	(312)	(149)	(65)	(7)

Change in Class R2 Shares	1,069	292	474	128

Class R5
Issued	2,744	1,043	—	—
Reinvested	36	2	—	—
Redeemed	(1,358)	(545)	—	—

Change in Class R5 Shares	1,422	500	—	—

Class R6
Issued	8,000	1,686	2,006	161
Reinvested	390	104	58	12
Redeemed	(1,270)	(2,672)	(594)	(125)

Change in Class R6 Shares	7,120	(882)	1,470	48

Institutional Class
Issued	—	—	12,964	2,505
Reinvested	—	—	107	8
Redeemed	—	—	(2,213)	(1,144)

Change in Institutional Class Shares	—	—	10,858	1,369

Select Class
Issued	6,600	4,528	6,536	2,020
Reinvested	356	67	125	21
Redeemed	(3,845)	(3,905)	(1,971)	(666)

Change in Select Class Shares	3,111	690	4,690	1,375

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2014	$23.10	$(0.24	)(d)	$4.44	$4.20	$(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(d)(e)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(d)(f)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(d)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(d)	2.04	1.91	—

Class B
Year Ended June 30, 2014	20.29	(0.32	)(d)	3.89	3.57	(2.19)
Year Ended June 30, 2013	16.71	(0.22	)(d)(e)	4.56	4.34	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(d)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(d)	1.83	1.64	—

Class C
Year Ended June 30, 2014	20.25	(0.32	)(d)	3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(d)(e)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(d)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(d)	1.83	1.64	—

Select Class
Year Ended June 30, 2014	24.70	(0.19	)(d)	4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(d)(e)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(d)(f)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(d)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(d)	2.14	2.06	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27), $(0.27) and $(0.14) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.53)%, (1.51)% and (0.64)% for Class A, Class B, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.11	18.56%	$86,997	1.33%	(0.95)%		1.38%	65%
23.10	27.61	77,408	1.44	(0.70	)(e)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(f)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120

21.67	18.00	521	1.84	(1.46)		1.88	65
20.29	26.97	793	1.94	(1.22	)(e)	1.95	65
16.71	(7.22)	1,055	1.97	(1.21	)(f)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120

21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(e)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(f)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120

27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(e)	1.19	65
20.02	(6.40)	219,805	1.10	(032	)(f)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2014	$48.11	$0.15	(d)	$13.44	$13.59	$(0.27)	$(2.73)	$(3.00)
Year Ended June 30, 2013	37.54	0.37	(e)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(f)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$58.70	28.95%	$703,307	0.79%	0.28	%(d)	1.12%	51%
48.11	29.50	522,295	0.79	0.84	(e)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(f)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2014	$39.94	$0.10	(d)(e)	$8.97	$9.07	$(0.07)	$(2.38)	$(2.45)
Year Ended June 30, 2013	36.02	0.29	(d)(f)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(d)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(d)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(d)	3.94	3.99	(0.04)	—	(0.04)

Class B
Year Ended June 30, 2014	33.16	(0.09	)(d)(e)	7.39	7.30	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.51	0.09	(d)(f)	6.17	6.26	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(d)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(d)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(d)	3.41	3.33	—	—	—

Class C
Year Ended June 30, 2014	33.06	(0.10	)(d)(e)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(d)(f)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(d)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(d)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(d)	3.41	3.33	—	—	—

Class R2
Year Ended June 30, 2014	39.52	(0.01	)(d)(e)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(d)(f)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(d)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(d)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(d)	3.92	3.88	(0.03)	—	(0.03)

Class R5
Year Ended June 30, 2014	44.21	0.36	(d)(e)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(d)(f)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(d)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(d)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(d)	4.27	4.46	(0.14)	—	(0.14)

Select Class
Year Ended June 30, 2014	44.14	0.26	(d)(e)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(d)(f)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(d)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(d)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(d)	4.27	4.40	(0.10)	—	(0.10)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.58)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$46.56	23.27%	$738,967	1.29%	0.23	%(e)	1.37%	30%
39.94	23.11	696,784	1.29	0.78	(f)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44

38.08	22.67	5,469	1.78	(0.26	)(e)	1.87	30
33.16	22.51	8,264	1.79	0.28	(f)	1.88	25
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44

37.96	22.67	39,824	1.79	(0.26	)(e)	1.87	30
33.06	22.50	37,039	1.79	0.28	(f)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44

45.99	22.95	3,883	1.54	(0.02	)(e)	1.62	30
39.52	22.80	4,909	1.54	0.53	(f)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44

51.88	23.90	1,177,534	0.79	0.73	(e)	0.92	30
44.21	23.71	814,942	0.79	1.25	(f)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44

51.78	23.65	1,443,768	0.99	0.53	(e)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(f)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2014	$13.00	$(0.12	)(f)	$2.52	$2.40	$(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)(g)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—

Class B
Year Ended June 30, 2014	10.35	(0.15	)(f)	1.99	1.84	(1.44)
Year Ended June 30, 2013	9.10	(0.10	)(f)(g)	2.36	2.26	(1.01)
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—

Class C
Year Ended June 30, 2014	10.87	(0.16	)(f)	2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)(g)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—

Class R2
Year Ended June 30, 2014	12.84	(0.16	)(f)	2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)(g)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—

Class R6
Year Ended June 30, 2014	14.00	(0.06	)(f)	2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(g)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(h)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

Institutional Class
Year Ended June 30, 2014	13.96	(0.07	)(f)	2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)(g)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(h)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(f)	1.63	1.60	—

Select Class
Year Ended June 30, 2014	13.77	(0.09	)(f)	2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)(g)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(h)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(f)	1.61	1.57	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.96	18.94%	$282,408	1.25%	(0.86)%		1.37%	58%
13.00	27.94	249,986	1.24	(0.50	)(g)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(h)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83

10.75	18.34	2,048	1.75	(1.37)		1.87	58
10.35	27.32	3,005	1.74	(1.01	)(g)	1.92	60
9.10	(7.00)	3,690	1.75	(0.97	)(h)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83

11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(h)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83

13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(h)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83

15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	—	(g)(k)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(h)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(g)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(h)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79
8.73	22.44	146,161	0.85	(0.31)		1.04	83

14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(g)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(h)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79
8.65	22.18	100,499	1.00	(0.46)		1.19	83

(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%,$(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2014	$23.77	$0.12	(d)(e)	$4.87	$4.99	$(0.11)	$(0.67)	$(0.78)
Year Ended June 30, 2013	18.75	0.21	(d)(f)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(d)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(d)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(d)	3.06	3.15	(0.08)	—	(0.08)

Class B
Year Ended June 30, 2014	20.92	(0.04	)(d)(e)	4.27	4.23	(0.05)	(0.67)	(0.72)
Year Ended June 30, 2013	16.55	0.06	(d)(f)	4.44	4.50	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.78	0.02	(d)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(d)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(d)(g)	2.72	2.72	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2014	20.73	(0.03	)(d)(e)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(d)(f)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(d)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(d)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(d)(g)	2.70	2.70	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2014	23.67	0.07	(d)(e)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(d)(f)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(d)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(d)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(d)	3.06	3.12	(0.06)	—	(0.06)

Class R5
Year Ended June 30, 2014	24.85	0.23	(d)(e)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(d)(f)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(d)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(d)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(d)	3.19	3.34	(0.13)	—	(0.13)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.21)%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.98	21.24%	$516,950	1.24%	0.46	%(e)	1.40%	40%
23.77	28.08	332,177	1.24	0.98	(f)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50

24.43	20.50	3,071	1.83	(0.15	)(e)	1.89	40
20.92	27.27	3,762	1.85	0.34	(f)	1.89	38
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50

24.19	20.45	52,909	1.84	(0.15	)(e)	1.89	40
20.73	27.35	41,108	1.85	0.34	(f)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50

27.83	20.95	47,939	1.49	0.25	(e)	1.66	40
23.67	27.79	15,500	1.49	0.69	(f)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50

29.31	21.67	79,792	0.90	0.85	(e)	0.95	40
24.85	28.53	32,304	0.90	1.28	(f)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund (continued)
Class R6 (d)
Year Ended June 30, 2014	$24.87	$0.24	(e)(f)	$5.09	$5.33	$(0.20)	$(0.67)	$(0.87)
Year Ended June 30, 2013	19.59	0.29	(e)(g)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(e)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(e)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19	3.34	(0.14)	—	(0.14)

Select Class
Year Ended June 30, 2014	24.86	0.20	(e)(f)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(e)(g)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(e)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(e)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20	3.33	(0.12)	—	(0.12)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.21)%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.33	21.71%	$453,645	0.85%	0.87	%(f)	0.90%	40%
24.87	28.62	207,613	0.85	1.32	(g)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50

29.31	21.52	404,848	0.99	0.71	(f)	1.15	40
24.86	28.47	266,018	0.99	1.19	(g)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2014	$13.17	$(0.01	)(f)(g)	$3.39		$3.38	$(0.01)	$(0.29)	$(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(h)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(i)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(j)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2014	12.91	(0.08	)(f)(g)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(h)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(i)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)

Class R2
Year Ended June 30, 2014	13.09	(0.05	)(f)(g)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(h)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (k) through June 30, 2012	9.02	—	(f)(j)	1.27	(i)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(h)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (k) through June 30, 2012	9.13	0.05	(f)	1.29	(i)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(h)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(i)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2014	13.37	0.03	(f)(g)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(h)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(i)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.25	25.86%		$126,858	1.25%	(0.08	)%(g)	1.34%	51%
13.17	28.54		49,607	1.25	0.31	(h)	1.43	54
10.31	(2.92	)(i)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48
7.79	27.48		576	1.26	0.06		1.67	56

15.86	25.27		22,539	1.75	(0.57	)(g)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(h)	1.93	54
10.14	(3.43	)(i)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48
7.71	26.81		381	1.76	(0.44)		2.18	56

16.12	25.66		9,785	1.50	(0.32	)(g)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(h)	1.65	54
10.25	14.17	(i)	57	1.51	0.02		1.91	74

16.52	26.54		45,604	0.75	0.42	(g)	0.84	51
13.35	29.17		17,232	0.75	0.95	(h)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

16.51	26.42		216,698	0.82	0.39	(g)	0.94	51
13.35	29.08		30,226	0.82	0.79	(h)	1.05	54
10.43	(2.59	)(i)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48
7.84	27.78		10,729	0.83	0.48		1.30	56

16.53	26.21		160,279	1.00	0.17	(g)	1.09	51
13.37	28.81		66,928	1.00	0.64	(h)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48
7.86	27.61		24,229	1.01	0.30		1.45	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund, Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$557,202	$—	$—	$557,202

Small Cap Core Fund
Total Investments in Securities (b)	$699,258	$1,416	$—	$700,674

Appreciation in Other Financial Instruments
Futures Contracts	$183	$—	$—	$183

Small Cap Equity Fund
Total Investments in Securities (a)	$3,430,610	$—	$—	$3,430,610

Small Cap Growth Fund
Total Investments in Securities (a)	$1,151,984	$—	$—	$1,151,984

Small Cap Value Fund
Total Investments in Securities (b)	$1,555,886	$5,168	$—	$1,561,054

Appreciation in Other Financial Instruments
Futures Contracts	$1,414	$—	$—	$1,414

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

U.S. Small Company Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total

Investments in Securities
Common Stocks
Consumer Discretionary	$76,564	$—	$—		$76,564
Consumer Staples	20,591	—	—		20,591
Energy	37,649	—	—		37,649
Financials	117,980	—	—		117,980
Health Care	73,930	—	—	(c)	73,930
Industrials	81,125	—	—		81,125
Information Technology	97,671	—	—		97,671
Materials	20,118	—	—		20,118
Telecommunication Services	6,092	—	—		6,092
Utilities	17,344	—	—		17,344

Total Common Stocks	549,064	—	—	(c)	549,064

U.S. Treasury Obligations	$—	$2,107	$—		$2,107
Investment Company	20,060	—	—		20,060

Total Investments in Securities	$569,124	$2,107	$—	(c)	$571,231

Appreciation in Other Financial Instruments
Futures Contracts	$512	$—	$—		$512

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2014.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2014, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of June 30, 2014:

	Value		Percentage
U.S. Small Company Fund	—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded in the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded in the Statements of Assets and Liabilities.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2014 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$15,107	$40,388	$12,102
Ending Notional Balance Long	10,356	58,682	25,710

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Dynamic Small Cap Growth Fund	$—	$3,973	$(3,973)
Small Cap Core Fund	—	(425)	425
Small Cap Equity Fund	(5)	(895)	900
Small Cap Growth Fund	—	5,497	(5,497)
Small Cap Value Fund	(68)	595	(527)
U.S. Small Company Fund	—	162	(162)

The reclassifications for the Funds relate primarily to non-taxable dividends, net operating losses and investments in passive foreign investment companies.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the annual effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$4	$—	(a)
Small Cap Equity Fund	7	—	(a)
Small Cap Growth Fund	14	1
Small Cap Value Fund	41	—	(a)
U.S. Small Company Fund	19	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25	%*	1.75	%*	1.75	%*	n/a	n/a	n/a	n/a	1.00	%*
Small Cap Core Fund	n/a		n/a		n/a		n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30		1.80		1.80		1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25		1.75		1.75		1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25		1.86		1.86		1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26		n/a		1.76		1.51	n/a	0.76	0.83	1.01

*	Prior to March 1, 2014, the contractual expense limitations for Dynamic Small Cap Growth Fund were 1.50%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014, except for Dynamic Small Cap Growth Fund, which is in place until at least March 1, 2015. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2014. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total
Dynamic Small Cap Growth Fund	$—	$—	$338		$338
Small Cap Core Fund	68	408	1,580		2,056
Small Cap Equity Fund	374	1,799	1,184		3,357
Small Cap Growth Fund	517	774	—	(a)	1,291
Small Cap Value Fund	323	212	904		1,439
U.S. Small Company Fund	88	214	29		331

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—		$6	$6
Small Cap Equity Fund	—		9	9
Small Cap Value Fund	—	(a)	3	3

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2014 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$22
Small Cap Core Fund	33
Small Cap Equity Fund	228
Small Cap Growth Fund	37
Small Cap Value Fund	77
U.S. Small Company Fund	28

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party brokers-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$353,363	$407,840	$—	$—
Small Cap Core Fund	350,167	311,549	916	345
Small Cap Equity Fund	972,023	922,311	—	—
Small Cap Growth Fund	662,460	628,993	—	—
Small Cap Value Fund	909,485	495,500	1,672	1,605
U.S. Small Company Fund	486,081	175,941	611	125

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$414,221	$165,545	$22,564	$142,981
Small Cap Core Fund	487,687	226,111	13,124	212,987
Small Cap Equity Fund	2,243,093	1,254,560	67,043	1,187,517
Small Cap Growth Fund	864,151	346,066	58,233	287,833
Small Cap Value Fund	1,236,430	359,653	35,029	324,624
U.S. Small Company Fund	488,448	91,979	9,196	82,783

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

The tax character of distributions paid during the fiscal year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$13,443	$30,590	$44,033
Small Cap Core Fund	7,885	25,750	33,635
Small Cap Equity Fund	44,213	122,627	166,840
Small Cap Growth Fund	9,192	93,419	102,611
Small Cap Value Fund	14,967	23,752	38,719
U.S. Small Company Fund	4,145	2,938	7,083

The tax character of distributions paid during the fiscal year ended June 30, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$—	$13,780	$13,780
Small Cap Core Fund	4,488	—	4,488
Small Cap Equity Fund	57,029	171,185	228,214
Small Cap Growth Fund	—	64,501	64,501
Small Cap Value Fund	8,927	—	8,927
U.S. Small Company Fund	632	—	632

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$8,351	$23,423	$142,981
Small Cap Core Fund	11,672	43,900	212,987
Small Cap Equity Fund	23,671	232,953	1,187,517
Small Cap Growth Fund	3,927	53,394	287,833
Small Cap Value Fund	8,612	49,599	324,624
U.S. Small Company Fund	3,829	6,591	82,783

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, non-taxable dividends and late year ordinary loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Small Cap Value Fund	$3,667

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2014, the Funds deferred to July 1, 2014 post-October capital losses and late year ordinary losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Dynamic Small Cap Growth Fund	$2,185	$—	$—
Small Cap Growth Fund	3,515	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund and Small Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	16.5%
Small Cap Value Fund	12.8

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	83

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	85

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$965.80	$6.29	1.29%
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	963.50	8.76	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class C
Actual	1,000.00	963.40	8.76	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Select Class
Actual	1,000.00	967.10	5.02	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

Small Cap Core Fund
Select Class
Actual	1,000.00	1,060.50	4.04	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Small Cap Equity Fund
Class A
Actual	1,000.00	1,043.20	6.54	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class B
Actual	1,000.00	1,040.70	9.06	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,040.90	9.06	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,041.90	$7.80	1.54%
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,046.00	4.01	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Select Class
Actual	1,000.00	1,044.80	5.02	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	967.40	6.10	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	965.00	8.53	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	964.30	8.52	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	966.20	7.31	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	969.40	3.66	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	969.30	4.15	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	968.20	4.88	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,034.90	6.26	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,031.70	9.32	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,031.60	9.32	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,033.80	7.51	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,036.70	4.54	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,037.00	4.29	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,036.30	5.00	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,045.70	$6.34	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,043.40	8.87	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,044.70	7.60	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,048.90	3.81	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,048.30	4.16	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,046.90	5.08	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	89

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPM Trust I

JPM I held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the JPM I, including Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JPM Trust II

JPM II held a special meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including Small Cap Growth fund and Small Cap Value Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	132,674,822
Withheld	508,692

Dr. Matthew Goldstein
In Favor	132,670,672
Withheld	512,842

Robert J. Higgins
In Favor	124,038,998
Withheld	9,144,516

Frankie D. Hughes
In Favor	132,681,734
Withheld	501,780

Peter C. Marshall
In Favor	132,663,579
Withheld	519,935

Mary E. Martinez
In Favor	132,682,318
Withheld	501,196

Marilyn McCoy
In Favor	132,681,993
Withheld	501,520

Mitchell M. Merin
In Favor	132,664,715
Withheld	518,799

William G. Morton, Jr.
In Favor	132,650,698
Withheld	532,816

Robert A. Oden, Jr.
In Favor	132,664,727
Withheld	518,788

Marian U. Pardo
In Favor	132,690,792
Withheld	492,722

Frederick W. Ruebeck
In Favor	132,644,244
Withheld	539,269

James J. Schonbachler
In Favor	132,671,281
Withheld	512,233

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
Dynamic Small Cap Growth Fund	12.56%
Small Cap Core Fund	42.12
Small Cap Equity Fund	98.76
Small Cap Growth Fund	17.54
Small Cap Value Fund	100.00
U.S. Small Company Fund	60.15

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$30,590
Small Cap Core Fund	25,750
Small Cap Equity Fund	122,627
Small Cap Growth Fund	93,419
Small Cap Value Fund	23,752
U.S. Small Company Fund	2,938

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014 (amounts in thousands):

Qualified Dividend Income
Dynamic Small Cap Growth Fund	$2,272
Small Cap Core Fund	7,833
Small Cap Equity Fund	44,213
Small Cap Growth Fund	4,601
Small Cap Value Fund	14,967
U.S. Small Company Fund	4,145

JUNE 30, 2014	J.P. MORGAN SMALL CAP FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡ open an account or provide contact information

¡ give us your account information or pay us by check

¡ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡ sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡ affiliates from using your information to market to you

¡ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-SC-614

Annual Report

JPMorgan SmartRetirement Funds

June 30, 2014

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a

12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of June 30, 2014
JPMorgan SmartRetirement® Income Fund	10.96%	9.38%	S&P Target Date Retirement Income Index	$1,753,027,313

JPMorgan SmartRetirement® 2015 Fund	12.73%	13.51%	S&P Target Date 2015 Index	$2,127,137,978

JPMorgan SmartRetirement® 2020 Fund	15.14%	15.29%	S&P Target Date 2020 Index	$4,503,855,512

JPMorgan SmartRetirement® 2025 Fund	17.10%	16.81%	S&P Target Date 2025 Index	$3,542,040,848

JPMorgan SmartRetirement® 2030 Fund	19.00%	18.18%	S&P Target Date 2030 Index	$4,293,819,502

JPMorgan SmartRetirement® 2035 Fund	20.21%	19.42%	S&P Target Date 2035 Index	$2,687,178,326

JPMorgan SmartRetirement® 2040 Fund	21.02%	20.31%	S&P Target Date 2040 Index	$3,060,290,048

JPMorgan SmartRetirement® 2045 Fund	20.94%	21.03%	S&P Target Date 2045 Index	$1,532,765,555

JPMorgan SmartRetirement® 2050 Fund	20.99%	21.82%	S&P Target Date 2050 Index**	$1,195,419,307

JPMorgan SmartRetirement® 2055 Fund	21.14%	22.43%	S&P Target Date 2055+ Index***	$132,409,715

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Institutional Class Shares.
**	Effective November 22, 2013, the Fund’s benchmark changed to the S&P Target Date 2050 Index from the S&P Target Date 2045 Index. The return for the S&P Target Date 2045 Index was 21.03% for the twelve-month period.
***	Effective November 22, 2013, the Fund’s benchmark changed to the S&P Target Date 2055+ Index from the S&P Target Date 2050 Index. The return for the S&P Target Date 2050 Index was 21.82% for the twelve-month period.

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	53.1%
U.S. Equity	23.7
International Equity	10.7
Money Market	8.9
Alternative Assets	3.2
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	50.9%
U.S. Equity	27.7
International Equity	12.6
Money Market	4.8
Alternative Assets	3.6
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	43.6%
U.S. Equity	32.8
International Equity	17.1
Alternative Assets	4.3
Money Market	1.7
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2025 Fund
U.S. Equity	39.6%
Fixed Income	33.8
International Equity	19.8
Alternative Assets	4.7
Money Market	1.5
U.S. Treasury Obligation	0.6

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	44.6%
Fixed Income	25.2
International Equity	22.7
Alternative Assets	5.2
Money Market	1.5
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	48.5%
International Equity	25.3
Fixed Income	17.7
Alternative Assets	5.7
Money Market	2.0
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	51.0%
International Equity	26.6
Fixed Income	13.7
Alternative Assets	6.0
Money Market	1.9
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	50.9%
International Equity	26.8
Fixed Income	13.7
Alternative Assets	6.0
Money Market	1.8
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	51.0%
International Equity	26.6
Fixed Income	13.9
Alternative Assets	6.0
Money Market	1.7
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	56.4%
International Equity	27.8
Fixed Income	9.3
Alternative Assets	6.0
Money Market	0.4
U.S. Treasury Obligation	0.1

*	The percentages indicated are based on total investments as of June 30, 2014. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

The U.S. equity market performed strongly during the 12 months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “S&P 500”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Five of the 10 of the JPMorgan SmartRetirement Funds Institutional Share Class (the “Funds”) outperformed their respective S&P Target Date benchmarks for the twelve months ended June 30, 2014: The JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan 2030 Fund, the JPMorgan 2035 Fund and the JPMorgan SmartRetirement 2040 Fund.

Funds that underperformed their respective benchmarks were: The JPMorgan SmartRetirement 2015 Fund, the JPMorgan SmartRetirement 2020 Fund, the JPMorgan SmartRetirement 2045 Fund, the JPMorgan SmartRetirement 2050 Fund and the JPMorgan SmartRetirement 2055 Fund underperformed their respective benchmarks.

Strategic allocation made a positive contribution to Funds dated 2025, 2030, 2035 and 2040, while underlying manager selection detracted from performance of the remaining Funds. Tactical asset allocation contributed positively to the relative performance of the Funds, largely due to their overweights to U.S. equities and their underweights to core fixed income. However, the tactical underweight to core fixed income led to shorter duration in the Funds, which detracted from relative performance, particularly in the longer-dated Funds.

Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		10.68%	9.33%	5.53%
With Sales Charge*		5.72	8.33	4.93
CLASS C SHARES	May 15, 2006
Without CDSC		9.98	8.63	4.90
With CDSC**		8.98	8.63	4.90
CLASS R2 SHARES	November 3, 2008	10.39	9.08	5.35
INSTITUTIONAL CLASS SHARES	May 15, 2006	10.96	9.62	5.86
SELECT CLASS SHARES	May 15, 2006	10.82	9.44	5.69

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from May 15, 2006 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		12.49%	11.56%	5.75%
With Sales Charge*		7.42	10.53	5.15
CLASS C SHARES	May 15, 2006
Without CDSC		11.81	10.86	5.13
With CDSC**		10.81	10.86	5.13
CLASS R2 SHARES	November 3, 2008	12.21	11.28	5.57
INSTITUTIONAL CLASS SHARES	May 15, 2006	12.73	11.85	6.08
SELECT CLASS SHARES	May 15, 2006	12.64	11.68	5.93

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		14.87%	13.12%	6.23%
With Sales Charge*		9.68	12.08	5.63
CLASS C SHARES	May 15, 2006
Without CDSC		14.17	12.40	5.61
With CDSC**		13.17	12.40	5.61
CLASS R2 SHARES	November 3, 2008	14.58	12.86	6.05
INSTITUTIONAL CLASS SHARES	May 15, 2006	15.14	13.42	6.56
SELECT CLASS SHARES	May 15, 2006	14.99	13.25	6.41

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		16.96%	14.27%	5.74%
With Sales Charge*		11.67	13.22	5.04
CLASS C SHARES	July 31, 2007
Without CDSC		16.18	13.52	5.11
With CDSC**		15.18	13.52	5.11
CLASS R2 SHARES	November 3, 2008	16.61	13.96	5.52
INSTITUTIONAL CLASS SHARES	July 31, 2007	17.25	14.54	6.05
SELECT CLASS SHARES	July 31, 2007	17.10	14.39	5.90

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		18.75%	15.16%	6.66%
With Sales Charge*		13.39	14.10	6.05
CLASS C SHARES	May 15, 2006
Without CDSC		17.96	14.43	6.03
With CDSC**		16.96	14.43	6.03
CLASS R2 SHARES	November 3, 2008	18.48	14.87	6.48
INSTITUTIONAL CLASS SHARES	May 15, 2006	19.00	15.44	6.99
SELECT CLASS SHARES	May 15, 2006	18.81	15.28	6.83

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		20.12%	15.78%	5.99%
With Sales Charge*		14.72	14.72	5.29
CLASS C SHARES	July 31, 2007
Without CDSC		19.30	15.04	5.36
With CDSC**		18.30	15.04	5.36
CLASS R2 SHARES	November 3, 2008	19.84	15.50	5.78
INSTITUTIONAL CLASS SHARES	July 31, 2007	20.43	16.09	6.31
SELECT CLASS SHARES	July 31, 2007	20.21	15.91	6.16

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and doesn’t include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		20.71%	16.05%	7.00%
With Sales Charge*		15.27	14.99	6.39
CLASS C SHARES	May 15, 2006
Without CDSC		19.97	15.29	6.37
With CDSC**		18.97	15.29	6.37
CLASS R2 SHARES	November 3, 2008	20.40	15.75	6.81
INSTITUTIONAL CLASS SHARES	May 15, 2006	21.02	16.34	7.33
SELECT CLASS SHARES	May 15, 2006	20.83	16.16	7.16

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		20.68%	15.97%	6.31%
With Sales Charge*		15.24	14.91	5.60
CLASS C SHARES	July 31, 2007
Without CDSC		19.91	15.22	5.67
With CDSC**		18.91	15.22	5.67
CLASS R2 SHARES	November 3, 2008	20.41	15.66	6.09
INSTITUTIONAL CLASS SHARES	July 31, 2007	20.94	16.26	6.62
SELECT CLASS SHARES	July 31, 2007	20.79	16.09	6.47

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		20.67%	16.05%	6.33%
With Sales Charge*		15.22	15.00	5.62
CLASS C SHARES	July 31, 2007
Without CDSC		19.85	15.31	5.69
With CDSC**		18.85	15.31	5.69
CLASS R2 SHARES	November 3, 2008	20.33	15.76	6.11
INSTITUTIONAL CLASS SHARES	July 31, 2007	20.99	16.35	6.64
SELECT CLASS SHARES	July 31, 2007	20.78	16.20	6.49

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2050 Funds Average from July 31, 2007 to June 30, 2014. Effective November 22, 2013, the Fund’s primary benchmark changed from the S&P Target Date 2045 Index to the S&P Target Date 2050 Index to more closely align the Fund’s primary benchmark to its target retirement date. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index and the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) and the S&P Target Date 2045 Index reflect exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap,

U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
Without Sales Charge		21.02%	16.44%
With Sales Charge*		15.60	14.23
CLASS C SHARES	January 31, 2012
Without CDSC		20.24	15.71
With CDSC**		19.24	15.71
CLASS R2 SHARES	January 31, 2012	20.67	16.15
INSTITUTIONAL CLASS SHARES	January 31, 2012	21.30	16.73
SELECT CLASS SHARES	January 31, 2012	21.14	16.57

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055+ Index, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2055+ Funds Index from January 31, 2012 to June 30, 2014. Effective November 22, 2013, the Fund’s primary benchmark changed from the S&P Target Date 2050 Index to the S&P Target Date 2055+ Index to more closely align the Fund’s primary benchmark to its target retirement date. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index and the S&P Target Date 2055+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index (the “Index”) and the S&P Target Date 2050 Index reflect exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and interna-

tional REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 1.3%
	International Equity — 1.3%
415,898	SPDR S&P Global Natural Resources ETF (Cost $21,423,003)	21,980,209

Investment Companies — 96.8% (b)
	Alternative Assets — 3.2%
808,897	JPMorgan Commodities Strategy Fund, Class R6 Shares	11,478,255
333,520	JPMorgan International Realty Fund, Class R5 Shares	3,561,995
3,087,799	JPMorgan Realty Income Fund, Class R5 Shares	40,203,142

	Total Alternative Assets	55,243,392

	Fixed Income — 52.3%
45,139,349	JPMorgan Core Bond Fund, Class R6 Shares	529,484,560
6,934,721	JPMorgan Corporate Bond Fund, Class R6 Shares	69,693,945
4,027,872	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	34,961,932
1,288,146	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	12,636,712
6,062,255	JPMorgan Floating Rate Income Fund, Class R6 Shares	61,350,023
12,197,753	JPMorgan High Yield Fund, Class R6 Shares	99,533,662
8,163,403	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	86,858,613
2,115,221	JPMorgan Real Return Fund, Institutional Class Shares	21,702,162

	Total Fixed Income	916,221,609

	International Equity — 9.2%
1,349,497	JPMorgan Emerging Economies Fund, Class R5 Shares	18,542,090
866,975	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	21,344,929
2,629,321	JPMorgan International Equity Fund, Class R6 Shares	43,278,621
2,828,024	JPMorgan International Opportunities Fund, Class R6 Shares	46,040,237
1,525,884	JPMorgan Intrepid International Fund, Institutional Class Shares	32,501,337

	Total International Equity	161,707,214

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 8.8%
154,247,565	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	154,247,565

	U.S. Equity — 23.3%
8,230,583	JPMorgan Disciplined Equity Fund, Class R6 Shares	196,299,414
3,380,510	JPMorgan Growth Advantage Fund, Class R5 Shares	49,456,856
1,008,267	JPMorgan Intrepid America Fund, Class R5 Shares	37,850,335
637,620	JPMorgan Mid Cap Equity Fund, Class R6 Shares	28,788,544
139,439	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,234,108
347,520	JPMorgan Small Cap Growth Fund, Class R6 Shares	5,292,735
280,895	JPMorgan Small Cap Value Fund, Class R6 Shares	8,238,650
1,690,410	JPMorgan U.S. Equity Fund, Class R6 Shares	25,322,342
1,733,776	JPMorgan Value Advantage Fund, Institutional Class Shares	50,816,982

	Total U.S. Equity	409,299,966

	Total Investment Companies (Cost $1,516,718,037)	1,696,719,746

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
7,420,000	U.S. Treasury Notes, 0.250%, 01/31/15 (k) (Cost $7,424,788)	7,427,249

	Total Investments — 98.5% (Cost $1,545,565,828)	1,726,127,204
	Other Assets in Excess of Liabilities — 1.5%	26,900,109

	NET ASSETS — 100.0%	$1,753,027,313

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
236	10 Year Australian Government Bond	09/15/14	$26,809,452	$478,572
379	Dow Jones Euro STOXX 50 Index	09/19/14	16,772,939	(260,391)
45	E-mini Russell 2000	09/19/14	5,356,350	120,400
66	E-mini S&P 500	09/19/14	6,442,920	65,650
50	Long Gilt	09/26/14	9,405,854	46,669

	Short Futures Outstanding
(335)	10 Year U.S. Treasury Note	09/19/14	(41,932,578)	(212,046)
(153)	FTSE 100 Index	09/19/14	(17,572,364)	115,908
(50)	5 Year U.S. Treasury Note	09/30/14	(5,973,047)	(28,493)

				$326,269

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 0.7%
	International Equity — 0.7%
268,106	SPDR S&P Global Natural Resources ETF (Cost $13,746,209)	14,169,402

Investment Companies — 97.3% (b)
	Alternative Assets — 3.5%
690,694	JPMorgan Commodities Strategy Fund, Class R6 Shares	9,800,946
427,161	JPMorgan International Realty Fund, Class R5 Shares	4,562,076
4,654,956	JPMorgan Realty Income Fund, Class R5 Shares	60,607,530

	Total Alternative Assets	74,970,552

	Fixed Income — 50.1%
56,000,759	JPMorgan Core Bond Fund, Class R6 Shares	656,888,906
8,400,192	JPMorgan Corporate Bond Fund, Class R6 Shares	84,421,931
4,657,711	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,428,935
1,439,043	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	14,117,013
5,589,685	JPMorgan Floating Rate Income Fund, Class R6 Shares	56,567,611
13,996,263	JPMorgan High Yield Fund, Class R6 Shares	114,209,505
7,373,730	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	78,456,486
2,004,366	JPMorgan Real Return Fund, Institutional Class Shares	20,564,798

	Total Fixed Income	1,065,655,185

	International Equity — 11.7%
2,278,698	JPMorgan Emerging Economies Fund, Class R5 Shares	31,309,310
1,512,631	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	37,240,976
4,224,761	JPMorgan International Equity Fund, Class R6 Shares	69,539,568
4,252,512	JPMorgan International Opportunities Fund, Class R6 Shares	69,230,892
1,999,569	JPMorgan Intrepid International Fund, Institutional Class Shares	42,590,822

	Total International Equity	249,911,568

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 4.7%
99,623,994	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	99,623,994

	U.S. Equity — 27.3%
10,314,111	JPMorgan Disciplined Equity Fund, Class R6 Shares	245,991,543
5,275,100	JPMorgan Growth Advantage Fund, Class R5 Shares	77,174,719
1,783,641	JPMorgan Intrepid America Fund, Class R5 Shares	66,957,882
903,304	JPMorgan Mid Cap Equity Fund, Class R6 Shares (m)	40,784,186
199,179	JPMorgan Small Cap Equity Fund, Class R5 Shares	10,333,424
811,729	JPMorgan Small Cap Growth Fund, Class R6 Shares	12,362,626
286,587	JPMorgan Small Cap Value Fund, Class R6 Shares	8,405,598
3,153,655	JPMorgan U.S. Equity Fund, Class R6 Shares	47,241,750
2,404,044	JPMorgan Value Advantage Fund, Institutional Class Shares	70,462,532

	Total U.S. Equity	579,714,260

	Total Investment Companies (Cost $1,840,121,872)	2,069,875,559

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
8,395,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $8,400,422)	8,403,202

	Total Investments — 98.4% (Cost $1,862,268,503)	2,092,448,163
	Other Assets in Excess of Liabilities — 1.6%	34,689,815

	NET ASSETS — 100.0%	$2,127,137,978

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
277	10 Year Australian Government Bond	09/15/14	$31,467,026	$707,190
464	Dow Jones Euro STOXX 50 Index	09/19/14	20,534,680	(234,953)
50	E-mini Russell 2000	09/19/14	5,951,500	145,715
51	E-mini S&P 500	09/19/14	4,978,620	40,188
57	Long Gilt	09/26/14	10,722,674	33,135

	Short Futures Outstanding
(186)	10 Year U.S. Treasury Note	09/19/14	(23,281,969)	(32,530)
(187)	FTSE 100 Index	09/19/14	(21,477,334)	97,641
(433)	5 Year U.S. Treasury Note	09/30/14	(51,726,586)	36,323

				$792,709

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 0.1%
	International Equity — 0.1%
79,697	SPDR S&P Global Natural Resources ETF (Cost $4,224,563)	4,211,987

Investment Companies — 96.7% (b)
	Alternative Assets — 4.2%
301,833	JPMorgan Commodities Strategy Fund, Class R6 Shares	4,283,013
1,269,107	JPMorgan International Realty Fund, Class R5 Shares	13,554,068
13,107,305	JPMorgan Realty Income Fund, Class R5 Shares	170,657,113

	Total Alternative Assets	188,494,194

	Fixed Income — 42.4%
112,950,575	JPMorgan Core Bond Fund, Class R6 Shares	1,324,910,246
17,457,497	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	175,447,850
9,183,494	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	79,712,732
2,314,331	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	22,703,586
3,953,830	JPMorgan Floating Rate Income Fund, Class R6 Shares (m)	40,012,755
25,563,678	JPMorgan High Yield Fund, Class R6 Shares	208,599,611
4,784,776	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	50,910,019
1,035,077	JPMorgan Real Return Fund, Institutional Class Shares	10,619,890

	Total Fixed Income	1,912,916,689

	International Equity — 16.5%
7,282,612	JPMorgan Emerging Economies Fund, Class R5 Shares	100,063,086
5,134,619	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	126,414,331
12,356,800	JPMorgan International Equity Fund, Class R6 Shares	203,392,930
12,190,966	JPMorgan International Opportunities Fund, Class R6 Shares	198,468,927
5,390,797	JPMorgan Intrepid International Fund, Institutional Class Shares	114,823,979

	Total International Equity	743,163,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 1.7%
75,108,673	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	75,108,673

	U.S. Equity — 31.9%
18,896,856	JPMorgan Disciplined Equity Fund, Class R6 Shares	450,690,016
14,040,760	JPMorgan Growth Advantage Fund, Class R5 Shares	205,416,316
5,445,870	JPMorgan Intrepid America Fund, Class R5 Shares	204,437,951
2,380,187	JPMorgan Mid Cap Equity Fund, Class R6 Shares (m)	107,465,427
647,495	JPMorgan Small Cap Equity Fund, Class R5 Shares	33,592,048
2,032,524	JPMorgan Small Cap Growth Fund, Class R6 Shares	30,955,337
1,105,932	JPMorgan Small Cap Value Fund, Class R6 Shares	32,436,992
12,360,000	JPMorgan U.S. Equity Fund, Class R6 Shares	185,152,803
6,348,097	JPMorgan Value Advantage Fund, Institutional Class Shares	186,062,727

	Total U.S. Equity	1,436,209,617

	Total Investment Companies (Cost $3,806,213,508)	4,355,892,426

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
22,010,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $22,024,259)	22,031,504

	Total Investments — 97.3% (Cost $3,832,462,330)	4,382,135,917
	Other Assets in Excess of Liabilities — 2.7%	121,719,595

	NET ASSETS — 100.0%	$4,503,855,512

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
572	10 Year Australian Government Bond	09/15/14	$64,978,841	$1,460,335
225	10 Year U.S. Treasury Note	09/19/14	28,163,672	87,836
949	Dow Jones Euro STOXX 50 Index	09/19/14	41,998,732	(478,908)
135	E-mini Russell 2000	09/19/14	16,069,050	389,615
1,384	E-mini S&P 500	09/19/14	135,106,080	850,859
118	Long Gilt	09/26/14	22,197,816	68,566

	Short Futures Outstanding
(738)	10 Year U.S. Treasury Note	09/19/14	(92,376,844)	(287,552)
(350)	FTSE 100 Index	09/19/14	(40,198,219)	183,449
(585)	5 Year U.S. Treasury Note	09/30/14	(69,884,648)	49,074

				$2,323,274

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.9% (b)
	Alternative Assets — 4.6%
905,788	JPMorgan International Realty Fund, Class R5 Shares	9,673,814
11,834,811	JPMorgan Realty Income Fund, Class R5 Shares	154,089,237

	Total Alternative Assets	163,763,051

	Fixed Income — 33.3%
71,903,002	JPMorgan Core Bond Fund, Class R6 Shares	843,422,210
10,656,159	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	107,094,398
6,223,106	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	54,016,558
1,740,104	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a) (m)	17,070,421
19,236,857	JPMorgan High Yield Fund, Class R6 Shares	156,972,756

	Total Fixed Income	1,178,576,343

	International Equity — 19.5%
6,774,806	JPMorgan Emerging Economies Fund, Class R5 Shares	93,085,830
4,787,482	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	117,867,815
10,725,108	JPMorgan International Equity Fund, Class R6 Shares	176,535,270
10,956,943	JPMorgan International Opportunities Fund, Class R6 Shares	178,379,026
5,873,788	JPMorgan Intrepid International Fund, Institutional Class Shares	125,111,690

	Total International Equity	690,979,631

	Money Market — 1.5%
52,607,944	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	52,607,944

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 39.0%
19,205,357	JPMorgan Disciplined Equity Fund, Class R6 Shares	458,047,754
13,690,904	JPMorgan Growth Advantage Fund, Class R5 Shares	200,297,930
4,855,009	JPMorgan Intrepid America Fund, Class R5 Shares	182,257,046
2,515,441	JPMorgan Mid Cap Equity Fund, Class R6 Shares (m)	113,572,175
452,693	JPMorgan Small Cap Equity Fund, Class R5 Shares	23,485,721
1,922,820	JPMorgan Small Cap Growth Fund, Class R6 Shares	29,284,548
847,113	JPMorgan Small Cap Value Fund, Class R6 Shares	24,845,814
11,411,582	JPMorgan U.S. Equity Fund, Class R6 Shares	170,945,499
6,099,240	JPMorgan Value Advantage Fund, Institutional Class Shares	178,768,732

	Total U.S. Equity	1,381,505,219

	Total Investment Companies (Cost $3,072,226,522)	3,467,432,188

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
22,925,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $22,939,843)	22,947,398

	Total Investments — 98.5% (Cost $3,095,166,365)	3,490,379,586
	Other Assets in Excess of Liabilities — 1.5%	51,661,262

	NET ASSETS — 100.0%	$3,542,040,848

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
674	10 Year Australian Government Bond	09/15/14	$76,565,977	$1,720,744
1,105	Dow Jones Euro STOXX 50 Index	09/19/14	48,902,633	(547,998)
155	E-mini Russell 2000	09/19/14	18,449,650	447,430
1,305	E-mini S&P 500	09/19/14	127,394,100	955,898
138	Long Gilt	09/26/14	25,960,158	80,195

	Short Futures Outstanding
(322)	10 Year U.S. Treasury Note	09/19/14	(40,305,344)	(56,316)
(408)	FTSE 100 Index	09/19/14	(46,859,638)	214,200
(1,151)	5 Year U.S. Treasury Note	09/30/14	(137,499,539)	96,555

				$2,910,708

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.3% (b)
	Alternative Assets — 5.1%
1,296,768	JPMorgan International Realty Fund, Class R5 Shares	13,849,482
15,755,762	JPMorgan Realty Income Fund, Class R5 Shares	205,140,015

	Total Alternative Assets	218,989,497

	Fixed Income — 24.7%
60,082,414	JPMorgan Core Bond Fund, Class R6 Shares	704,766,718
9,549,284	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	95,970,305
6,535,018	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	56,723,959
1,941,040	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a) (m)	19,041,599
22,462,272	JPMorgan High Yield Fund, Class R6 Shares	183,292,140

	Total Fixed Income	1,059,794,721

	International Equity — 22.3%
9,499,599	JPMorgan Emerging Economies Fund, Class R5 Shares	130,524,496
6,852,525	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a) (m)	168,709,162
15,352,780	JPMorgan International Equity Fund, Class R6 Shares	252,706,757
15,771,365	JPMorgan International Opportunities Fund, Class R6 Shares	256,757,818
7,003,796	JPMorgan Intrepid International Fund, Institutional Class Shares	149,180,864

	Total International Equity	957,879,097

	Money Market — 1.4%
61,729,879	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	61,729,879

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 43.8%
25,237,953	JPMorgan Disciplined Equity Fund, Class R6 Shares	601,925,185
18,634,420	JPMorgan Growth Advantage Fund, Class R5 Shares	272,621,561
6,724,045	JPMorgan Intrepid America Fund, Class R5 Shares	252,420,658
3,546,819	JPMorgan Mid Cap Equity Fund, Class R6 Shares (m)	160,138,857
729,536	JPMorgan Small Cap Equity Fund, Class R5 Shares	37,848,334
1,737,001	JPMorgan Small Cap Growth Fund, Class R6 Shares	26,454,520
1,229,702	JPMorgan Small Cap Value Fund, Class R6 Shares	36,067,157
16,510,946	JPMorgan U.S. Equity Fund, Class R6 Shares	247,333,975
8,270,704	JPMorgan Value Advantage Fund, Institutional Class Shares	242,414,347

	Total U.S. Equity	1,877,224,594

	Total Investment Companies (Cost $3,543,449,003)	4,175,617,788

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
35,445,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $35,467,932)	35,479,630

	Total Investments — 98.1% (Cost $3,578,916,935)	4,211,097,418
	Other Assets in Excess of Liabilities — 1.9%	82,722,084

	NET ASSETS — 100.0%	$4,293,819,502

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,076	10 Year Australian Government Bond	09/15/14	$122,232,924	$2,747,064
162	10 Year U.S. Treasury Note	09/19/14	20,277,844	128,762
1,835	Dow Jones Euro STOXX 50 Index	09/19/14	81,209,350	(945,208)
228	E-mini Russell 2000	09/19/14	27,138,840	650,539
1,998	E-mini S&P 500	09/19/14	195,044,760	1,218,779
227	Long Gilt	09/26/14	42,702,579	131,946

	Short Futures Outstanding
(924)	10 Year U.S. Treasury Note	09/19/14	(115,658,813)	(413,090)
(696)	FTSE 100 Index	09/19/14	(79,937,029)	360,774
(1,604)	5 Year U.S. Treasury Note	09/30/14	(191,615,344)	134,556

				$4,014,122

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.9% (b)
	Alternative Assets — 5.6%
800,106	JPMorgan International Realty Fund, Class R5 Shares	8,545,128
10,991,366	JPMorgan Realty Income Fund, Class R5 Shares	143,107,580

	Total Alternative Assets	151,652,708

	Fixed Income — 17.5%
24,326,750	JPMorgan Core Bond Fund, Class R6 Shares	285,352,773
3,486,736	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	35,041,694
3,412,345	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	29,619,152
1,062,576	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a) (m)	10,423,874
13,369,640	JPMorgan High Yield Fund, Class R6 Shares	109,096,265

	Total Fixed Income	469,533,758

	International Equity — 25.0%
6,780,083	JPMorgan Emerging Economies Fund, Class R5 Shares	93,158,342
4,661,350	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a) (m)	114,762,442
10,481,346	JPMorgan International Equity Fund, Class R6 Shares	172,522,955
10,713,485	JPMorgan International Opportunities Fund, Class R6 Shares	174,415,537
5,509,618	JPMorgan Intrepid International Fund, Institutional Class Shares	117,354,870

	Total International Equity	672,214,146

	Money Market — 2.0%
52,716,642	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	52,716,642

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 47.8%
17,685,733	JPMorgan Disciplined Equity Fund, Class R6 Shares	421,804,733
12,336,611	JPMorgan Growth Advantage Fund, Class R5 Shares	180,484,625
4,596,545	JPMorgan Intrepid America Fund, Class R5 Shares	172,554,311
2,259,037	JPMorgan Mid Cap Equity Fund, Class R6 Shares (m)	101,995,510
514,005	JPMorgan Small Cap Equity Fund, Class R5 Shares	26,666,577
1,727,268	JPMorgan Small Cap Growth Fund, Class R6 Shares	26,306,296
856,591	JPMorgan Small Cap Value Fund, Class R6 Shares	25,123,800
11,047,210	JPMorgan U.S. Equity Fund, Class R6 Shares	165,487,213
5,658,622	JPMorgan Value Advantage Fund, Institutional Class Shares	165,854,215

	Total U.S. Equity	1,286,277,280

	Total Investment Companies (Cost $2,296,958,792)	2,632,394,534

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
20,855,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $20,868,473)	20,875,375

	Total Investments — 98.7% (Cost $2,317,827,265)	2,653,269,909

	Other Assets in Excess of Liabilities — 1.3%	33,908,417

	NET ASSETS — 100.0%	$2,687,178,326

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
662	10 Year Australian Government Bond	09/15/14	$75,202,784	$1,690,108
103	10 Year U.S. Treasury Note	09/19/14	12,892,703	83,477
949	Dow Jones Euro STOXX 50 Index	09/19/14	41,998,732	(478,908)
152	E-mini Russell 2000	09/19/14	18,092,560	447,461
1,298	E-mini S&P 500	09/19/14	126,710,760	962,186
140	Long Gilt	09/26/14	26,336,392	81,334

	Short Futures Outstanding
(447)	10 Year U.S. Treasury Note	09/19/14	(55,951,828)	(133,190)
(412)	FTSE 100 Index	09/19/14	(47,319,046)	215,731
(1,032)	5 Year U.S. Treasury Note	09/30/14	(123,283,687)	86,572

				$2,954,771

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.3% (b)
	Alternative Assets — 5.9%
943,577	JPMorgan International Realty Fund, Class R5 Shares	10,077,401
13,061,753	JPMorgan Realty Income Fund, Class R5 Shares	170,064,025

	Total Alternative Assets	180,141,426

	Fixed Income — 13.4%
19,151,026	JPMorgan Core Bond Fund, Class R6 Shares	224,641,538
2,470,668	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	24,830,215
3,580,991	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	31,082,998
1,140,023	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a) (m)	11,183,629
14,531,879	JPMorgan High Yield Fund, Class R6 Shares	118,580,132

	Total Fixed Income	410,318,512

	International Equity — 26.0%
7,947,718	JPMorgan Emerging Economies Fund, Class R5 Shares	109,201,644
5,573,930	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a) (m)	137,230,155
12,960,705	JPMorgan International Equity Fund, Class R6 Shares	213,333,200
12,883,219	JPMorgan International Opportunities Fund, Class R6 Shares	209,738,809
6,008,669	JPMorgan Intrepid International Fund, Institutional Class Shares	127,984,647

	Total International Equity	797,488,455

	Money Market — 1.9%
56,670,683	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	56,670,683

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 50.1%
19,827,894	JPMorgan Disciplined Equity Fund, Class R6 Shares	472,895,262
15,557,685	JPMorgan Growth Advantage Fund, Class R5 Shares	227,608,929
5,629,488	JPMorgan Intrepid America Fund, Class R5 Shares	211,330,967
2,628,791	JPMorgan Mid Cap Equity Fund, Class R6 Shares (m)	118,689,928
628,752	JPMorgan Small Cap Equity Fund, Class R5 Shares	32,619,674
1,927,337	JPMorgan Small Cap Growth Fund, Class R6 Shares	29,353,339
1,055,251	JPMorgan Small Cap Value Fund, Class R6 Shares	30,950,506
13,709,253	JPMorgan U.S. Equity Fund, Class R6 Shares	205,364,611
6,941,097	JPMorgan Value Advantage Fund, Institutional Class Shares	203,443,551

	Total U.S. Equity	1,532,256,767

	Total Investment Companies (Cost $2,475,835,328)	2,976,875,843

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
25,180,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $25,196,300)	25,204,601

	Total Investments — 98.1% (Cost $2,501,031,628)	3,002,080,444
	Other Assets in Excess of Liabilities — 1.9%	58,209,604

	NET ASSETS — 100.0%	$3,060,290,048

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
760	10 Year Australian Government Bond	09/15/14	$86,335,523	$1,940,305
77	10 Year U.S. Treasury Note	09/19/14	9,638,234	61,202
1,218	Dow Jones Euro STOXX 50 Index	09/19/14	53,903,535	(612,109)
155	E-mini Russell 2000	09/19/14	18,449,650	444,115
1,487	E-mini S&P 500	09/19/14	145,160,940	1,156,511
162	Long Gilt	09/26/14	30,474,968	94,136

	Short Futures Outstanding
(356)	10 Year U.S. Treasury Note	09/19/14	(44,561,187)	(109,933)
(493)	FTSE 100 Index	09/19/14	(56,622,062)	258,743
(1,378)	5 Year U.S. Treasury Note	09/30/14	(164,617,172)	115,597

				$3,348,567

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.6% (b)
	Alternative Assets — 5.9%
611,385	JPMorgan International Realty Fund, Class R5 Shares	6,529,589
6,474,558	JPMorgan Realty Income Fund, Class R5 Shares	84,298,746

	Total Alternative Assets	90,828,335

	Fixed Income — 13.5%
9,482,085	JPMorgan Core Bond Fund, Class R6 Shares	111,224,857
1,555,158	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	15,629,338
1,731,288	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	15,027,577
552,462	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a) (m)	5,419,656
7,313,040	JPMorgan High Yield Fund, Class R6 Shares	59,674,408

	Total Fixed Income	206,975,836

	International Equity — 26.4%
4,013,876	JPMorgan Emerging Economies Fund, Class R5 Shares	55,150,659
2,818,330	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a) (m)	69,387,283
6,200,838	JPMorgan International Equity Fund, Class R6 Shares	102,065,788
6,285,268	JPMorgan International Opportunities Fund, Class R6 Shares	102,324,159
3,505,891	JPMorgan Intrepid International Fund, Institutional Class Shares	74,675,483

	Total International Equity	403,603,372

	Money Market — 1.7%
26,563,887	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	26,563,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 50.1%
10,029,465	JPMorgan Disciplined Equity Fund, Class R6 Shares	239,202,751
7,269,939	JPMorgan Growth Advantage Fund, Class R5 Shares	106,359,207
2,716,306	JPMorgan Intrepid America Fund, Class R5 Shares	101,970,129
1,296,599	JPMorgan Mid Cap Equity Fund, Class R6 Shares (m)	58,541,461
311,747	JPMorgan Small Cap Equity Fund, Class R5 Shares	16,173,420
1,057,761	JPMorgan Small Cap Growth Fund, Class R6 Shares	16,109,706
583,861	JPMorgan Small Cap Value Fund, Class R6 Shares	17,124,640
6,818,343	JPMorgan U.S. Equity Fund, Class R6 Shares	102,138,778
3,767,262	JPMorgan Value Advantage Fund, Institutional Class Shares	110,418,451

	Total U.S. Equity	768,038,543

	Total Investment Companies (Cost $1,317,282,471)	1,496,009,973

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
11,815,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $11,822,631)	11,826,543

	Total Investments — 98.4% (Cost $1,329,105,102)	1,507,836,516
	Other Assets in Excess of Liabilities — 1.6%	24,929,039

	NET ASSETS — 100.0%	$1,532,765,555

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
362	10 Year Australian Government Bond	09/15/14	$41,122,973	$924,198
58	10 Year U.S. Treasury Note	09/19/14	7,259,968	47,006
565	Dow Jones Euro STOXX 50 Index	09/19/14	25,004,513	(279,670)
61	E-mini Russell 2000	09/19/14	7,260,830	181,198
748	E-mini S&P 500	09/19/14	73,019,760	660,974
78	Long Gilt	09/26/14	14,673,133	45,342

	Short Futures Outstanding
(246)	10 Year U.S. Treasury Note	09/19/14	(30,792,281)	(82,043)
(224)	FTSE 100 Index	09/19/14	(25,726,860)	117,423
(590)	5 Year U.S. Treasury Note	09/30/14	(70,481,953)	49,494

				$1,663,922

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 96.7% (b)
	Alternative Assets — 5.8%
399,988	JPMorgan International Realty Fund, Class R5 Shares	4,271,868
5,037,582	JPMorgan Realty Income Fund, Class R5 Shares	65,589,314

	Total Alternative Assets	69,861,182

	Fixed Income — 13.5%
7,470,416	JPMorgan Core Bond Fund, Class R6 Shares	87,627,979
1,192,257	JPMorgan Corporate Bond Fund, Class R6 Shares (m)	11,982,182
1,368,867	JPMorgan Emerging Markets Debt Fund, Class R6 Shares (m)	11,881,770
438,201	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a) (m)	4,298,754
5,604,932	JPMorgan High Yield Fund, Class R6 Shares	45,736,248

	Total Fixed Income	161,526,933

	International Equity — 26.0%
3,219,056	JPMorgan Emerging Economies Fund, Class R5 Shares	44,229,823
2,111,656	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a) (m)	51,988,981
4,924,734	JPMorgan International Equity Fund, Class R6 Shares	81,061,121
4,902,322	JPMorgan International Opportunities Fund, Class R6 Shares	79,809,801
2,515,467	JPMorgan Intrepid International Fund, Institutional Class Shares	53,579,442

	Total International Equity	310,669,168

	Money Market — 1.7%
20,260,716	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	20,260,716

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 49.7%
8,039,179	JPMorgan Disciplined Equity Fund, Class R6 Shares	191,734,426
5,675,474	JPMorgan Growth Advantage Fund, Class R5 Shares	83,032,184
2,121,592	JPMorgan Intrepid America Fund, Class R5 Shares	79,644,548
979,123	JPMorgan Mid Cap Equity Fund, Class R6 Shares (m)	44,207,425
213,023	JPMorgan Small Cap Equity Fund, Class R5 Shares	11,051,643
906,977	JPMorgan Small Cap Growth Fund, Class R6 Shares	13,813,262
497,004	JPMorgan Small Cap Value Fund, Class R6 Shares	14,577,121
5,282,054	JPMorgan U.S. Equity Fund, Class R6 Shares	79,125,169
2,632,399	JPMorgan Value Advantage Fund, Institutional Class Shares	77,155,628

	Total U.S. Equity	594,341,406

	Total Investment Companies (Cost $1,004,746,134)	1,156,659,405

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
9,360,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (m) (Cost $9,366,057)	9,369,145

	Total Investments — 97.5% (Cost $1,014,112,191)	1,166,028,550

	Other Assets in Excess of Liabilities — 2.5%	29,390,757

	NET ASSETS — 100.0%	$1,195,419,307

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
289	10 Year Australian Government Bond	09/15/14	$32,830,218	$737,827
45	10 Year U.S. Treasury Note	09/19/14	5,632,734	35,767
470	Dow Jones Euro STOXX 50 Index	09/19/14	20,800,215	(237,150)
46	E-mini Russell 2000	09/19/14	5,475,380	130,893
593	E-mini S&P 500	09/19/14	57,888,660	364,954
62	Long Gilt	09/26/14	11,663,259	35,992

	Short Futures Outstanding
(214)	10 Year U.S. Treasury Note	09/19/14	(26,786,781)	(87,267)
(181)	FTSE 100 Index	09/19/14	(20,788,221)	94,572
(465)	5 Year U.S. Treasury Note	09/30/14	(55,549,336)	39,008

				$1,114,596

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.4% (b)
	Alternative Assets — 5.9%
47,009	JPMorgan International Realty Fund, Class R5 Shares	502,056
558,590	JPMorgan Realty Income Fund, Class R5 Shares	7,272,848

	Total Alternative Assets	7,774,904

	Fixed Income — 9.0%
408,006	JPMorgan Core Bond Fund, Class R6 Shares	4,785,913
45,931	JPMorgan Corporate Bond Fund, Class R6 Shares	461,609
141,291	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,226,402
44,963	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	441,090
613,814	JPMorgan High Yield Fund, Class R6 Shares	5,008,720

	Total Fixed Income	11,923,734

	International Equity — 27.1%
345,421	JPMorgan Emerging Economies Fund, Class R5 Shares	4,746,086
240,776	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	5,927,914
481,803	JPMorgan International Equity Fund, Class R6 Shares	7,930,485
478,206	JPMorgan International Opportunities Fund, Class R6 Shares	7,785,202
446,841	JPMorgan Intrepid International Fund, Institutional Class Shares	9,517,720

	Total International Equity	35,907,407

	Money Market — 0.4%
546,490	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	546,490

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 55.0%
1,021,117	JPMorgan Disciplined Equity Fund, Class R6 Shares	24,353,634
655,968	JPMorgan Growth Advantage Fund, Class R5 Shares	9,596,810
257,587	JPMorgan Intrepid America Fund, Class R5 Shares	9,669,814
105,413	JPMorgan Mid Cap Equity Fund, Class R6 Shares	4,759,382
52,600	JPMorgan Small Cap Equity Fund, Class R5 Shares	2,728,870
101,467	JPMorgan Small Cap Growth Fund, Class R6 Shares	1,545,335
46,769	JPMorgan Small Cap Value Fund, Class R6 Shares	1,371,730
613,660	JPMorgan U.S. Equity Fund, Class R6 Shares	9,192,629
325,824	JPMorgan Value Advantage Fund, Institutional Class Shares	9,549,911

	Total U.S. Equity	72,768,115

	Total Investment Companies (Cost $119,432,012)	128,920,650

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.0% (g)
75,000	U.S. Treasury Note, 0.250%, 01/31/15 (k) (Cost $75,064)	75,073

	Total Investments — 97.4% (Cost $119,507,076)	128,995,723
	Other Assets in Excess of Liabilities — 2.6%	3,413,992

	NET ASSETS — 100.0%	$132,409,715

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	5 Year U.S. Treasury Note	09/30/14	$477,844	$336

	Short Futures Outstanding
(4)	E-mini S&P500	09/19/14	(390,480)	(113)

				$223

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2014.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$29,407,458	$22,572,604	$26,243,491
Investments in affiliates, at value	1,696,719,746	2,069,875,559	4,355,892,426

Total investment securities, at value	1,726,127,204	2,092,448,163	4,382,135,917
Receivables:
Fund shares sold	29,015,259	37,640,105	126,556,453
Interest and dividends from non-affiliates	293,787	193,004	77,722
Dividends from affiliates	4,045,386	5,178,427	11,165,729
Variation margin on futures contracts	131,237	599,489	63,362
Due from Adviser	102,850	78,474	100,731

Total Assets	1,759,715,723	2,136,137,662	4,520,099,914

LIABILITIES:
Payables:
Distributions	118,838	270,665	462,025
Investment securities purchased	4,044,285	5,177,486	11,164,824
Fund shares redeemed	2,085,555	3,134,347	3,766,129
Accrued liabilities:
Shareholder servicing fees	39,271	47,414	107,121
Distribution fees	157,418	168,532	338,424
Trustees’ and Chief Compliance Officer’s fees	203	122	184
Other	242,840	201,118	405,695

Total Liabilities	6,688,410	8,999,684	16,244,402

Net Assets	$1,753,027,313	$2,127,137,978	$4,503,855,512

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
NET ASSETS:
Paid-in-Capital	$1,589,629,440	$1,903,947,630	$3,933,093,643
Accumulated undistributed (distributions in excess of) net investment income	547,895	1,092,685	2,836,453
Accumulated net realized gains (losses)	(18,040,223)	(8,887,384)	15,935,534
Net unrealized appreciation (depreciation)	180,890,201	230,985,047	551,989,882

Total Net Assets	$1,753,027,313	$2,127,137,978	$4,503,855,512

Net Assets:
Class A	$535,792,964	$552,000,974	$1,106,943,955
Class C	20,874,415	22,582,903	41,225,755
Class R2	87,275,247	108,335,745	229,054,335
Institutional Class	809,213,832	1,079,859,658	2,288,844,154
Select Class	299,870,855	364,358,698	837,787,313

Total	$1,753,027,313	$2,127,137,978	$4,503,855,512

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	30,233,130	30,889,953	59,439,109
Class C	1,182,292	1,271,809	2,221,365
Class R2	4,934,308	6,078,777	12,326,795
Institutional Class	45,523,414	60,280,779	122,440,068
Select Class	16,895,677	20,359,406	44,854,893

Net Asset Value (a):
Class A — Redemption price per share	$17.72	$17.87	$18.62
Class C — Offering price per share (b)	17.66	17.76	18.56
Class R2 — Offering and redemption price per share	17.69	17.82	18.58
Institutional Class — Offering and redemption price per share	17.78	17.91	18.69
Select Class — Offering and redemption price per share	17.75	17.90	18.68
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.55	$18.71	$19.50

Cost of investments in non-affiliates	$28,847,791	$22,146,631	$26,248,822
Cost of investments in affiliates	1,516,718,037	1,840,121,872	3,806,213,508

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$22,947,398	$35,479,630	$20,875,375
Investments in affiliates, at value	3,467,432,188	4,175,617,788	2,632,394,534

Total investment securities, at value	3,490,379,586	4,211,097,418	2,653,269,909
Receivables:
Fund shares sold	54,884,882	88,000,098	36,408,542
Interest and dividends from non-affiliates	23,907	36,963	21,748
Dividends from affiliates	8,733,774	10,630,416	6,603,513
Due from Adviser	72,007	103,497	101,806

Total Assets	3,554,094,156	4,309,868,392	2,696,405,518

LIABILITIES:
Payables:
Due to custodian	—	—	1,144
Distributions	391,322	433,325	250,341
Investment securities purchased	8,733,194	10,629,699	6,603,013
Fund shares redeemed	2,191,755	3,983,679	1,773,244
Variation margin on futures contracts	74,831	106,729	41,269
Accrued liabilities:
Shareholder servicing fees	76,537	99,661	55,686
Distribution fees	288,683	349,437	221,406
Trustees’ and Chief Compliance Officer’s fees	922	320	—
Other	296,064	446,040	281,089

Total Liabilities	12,053,308	16,048,890	9,227,192

Net Assets	$3,542,040,848	$4,293,819,502	$2,687,178,326

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
NET ASSETS:
Paid-in-Capital	$3,115,338,554	$3,634,195,285	$2,324,331,296
Accumulated undistributed (distributions in excess of) net investment income	2,963,404	4,489,631	2,856,781
Accumulated net realized gains (losses)	25,614,007	18,931,235	21,592,045
Net unrealized appreciation (depreciation)	398,124,883	636,203,351	338,398,204

Total Net Assets	$3,542,040,848	$4,293,819,502	$2,687,178,326

Net Assets:
Class A	$949,827,525	$1,111,610,185	$725,647,849
Class C	36,336,181	39,005,729	22,282,103
Class R2	194,791,393	259,005,839	159,581,426
Institutional Class	1,768,679,204	2,102,751,164	1,342,987,195
Select Class	592,406,545	781,446,585	436,679,753

Total	$3,542,040,848	$4,293,819,502	$2,687,178,326

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	52,764,263	57,358,783	39,104,941
Class C	2,024,173	2,025,905	1,206,896
Class R2	10,851,397	13,400,238	8,618,719
Institutional Class	97,980,611	108,048,994	72,033,908
Select Class	32,841,734	40,230,108	23,434,156

Net Asset Value (a):
Class A — Redemption price per share	$18.00	$19.38	$18.56
Class C — Offering price per share (b)	17.95	19.25	18.46
Class R2 — Offering and redemption price per share	17.95	19.33	18.52
Institutional Class — Offering and redemption price per share	18.05	19.46	18.64
Select Class — Offering and redemption price per share	18.04	19.42	18.63
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.85	$20.29	$19.43

Cost of investments in non-affiliates	$22,939,843	$35,467,932	$20,868,473
Cost of investments in affiliates	3,072,226,522	3,543,449,003	2,296,958,792

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$25,204,601	$11,826,543	$9,369,145	$75,073
Investments in affiliates, at value	2,976,875,843	1,496,009,973	1,156,659,405	128,920,650

Total investment securities, at value	3,002,080,444	1,507,836,516	1,166,028,550	128,995,723
Receivables:
Fund shares sold	62,002,538	26,122,886	30,750,547	3,584,136
Interest from non-affiliates	26,258	12,321	9,761	78
Dividends from affiliates	7,511,429	3,695,901	2,925,374	302,581
Variation margin on futures contracts	—	139,720	195,413	1,224
Due from Adviser	140,115	122,226	150,143	21,178
Other assets	—	—	—	56

Total Assets	3,071,760,784	1,537,929,570	1,200,059,788	132,904,976

LIABILITIES:
Payables:
Due to custodian	341	—	—	—
Distributions	264,084	131,182	126,640	8,791
Investment securities purchased	7,510,878	3,695,571	2,925,155	302,567
Fund shares redeemed	2,822,822	949,222	1,230,116	170,979
Variation margin on futures contracts	78,991	—	—	—
Accrued liabilities:
Shareholder servicing fees	70,423	29,799	29,792	2,079
Distribution fees	244,350	122,213	98,733	10,811
Trustees’ and Chief Compliance Officer’s fees	278	6	391	—
Other	478,569	236,022	229,654	34

Total Liabilities	11,470,736	5,164,015	4,640,481	495,261

Net Assets	$3,060,290,048	$1,532,765,555	$1,195,419,307	$132,409,715

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
NET ASSETS:
Paid-in-Capital	$2,536,916,869	$1,337,553,213	$1,030,470,547	$122,451,562
Accumulated undistributed (distributions in excess of) net investment income	3,324,115	1,523,444	1,216,582	71,688
Accumulated net realized gains (losses)	15,645,160	13,287,519	10,693,098	397,595
Net unrealized appreciation (depreciation)	504,403,904	180,401,379	153,039,080	9,488,870

Total Net Assets	$3,060,290,048	$1,532,765,555	$1,195,419,307	$132,409,715

Net Assets:
Class A	$793,106,767	$393,004,238	$308,249,235	$32,181,731
Class C	27,191,674	12,377,129	12,185,639	904,749
Class R2	172,440,254	93,369,236	77,289,835	9,989,630
Institutional Class	1,514,714,606	800,474,522	563,630,591	72,803,481
Select Class	552,836,747	233,540,430	234,064,007	16,530,124

Total	$3,060,290,048	$1,532,765,555	$1,195,419,307	$132,409,715

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	39,788,373	20,867,127	16,402,838	1,561,148
Class C	1,376,010	659,630	651,583	43,952
Class R2	8,680,692	4,969,394	4,123,271	485,094
Institutional Class	75,652,327	42,351,617	29,870,162	3,526,659
Select Class	27,667,570	12,364,739	12,418,086	800,905

Net Asset Value (a):
Class A — Redemption price per share	$19.93	$18.83	$18.79	$20.61
Class C — Offering price per share (b)	19.76	18.76	18.70	20.59
Class R2 — Offering and redemption price per share	19.86	18.79	18.74	20.59
Institutional Class — Offering and redemption price per share	20.02	18.90	18.87	20.64
Select Class — Offering and redemption price per share	19.98	18.89	18.85	20.64
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.87	$19.72	$19.68	$21.58

Cost of investments in non-affiliates	$25,196,300	$11,822,631	$9,366,057	$75,064
Cost of investments in affiliates	2,475,835,328	1,317,282,471	1,004,746,134	119,432,012

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$290,409	$306,850	$90,917
Dividend income from affiliates	22,019,595	37,641,861	74,742,034
Interest income from non-affiliates	8,565	11,866	29,222

Total investment income	22,318,569	37,960,577	74,862,173

EXPENSES:
Distribution fees:
Class A	659,031	1,114,734	2,111,290
Class C	65,188	147,645	250,538
Class R2	215,206	381,616	828,993
Shareholder servicing fees:
Class A	659,031	1,114,734	2,111,290
Class C	21,729	49,215	83,513
Class R2	107,603	190,808	414,497
Institutional Class	502,914	839,061	1,738,659
Select Class	372,041	780,093	1,774,685
Interest expense to affiliates	3,745	7,028	14,199
Trustees’ and Chief Compliance Officer’s fees	8,747	15,405	31,715
Transfer agent fees	684,099	933,255	1,795,223
Other	6,826	10,811	17,139

Total expenses	3,306,160	5,584,405	11,171,741

Less amounts waived	(1,427,055)	(2,476,324)	(5,007,720)
Less expense reimbursements	(506,266)	(451,555)	(796,418)

Net expenses	1,372,839	2,656,526	5,367,603

Net investment income (loss)	20,945,730	35,304,051	69,494,570

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(47)	(97)	(255)
Investments in affiliates	(1,898,508)	(2,550,181)	(5,257,109)
Futures	3,152,735	4,956,687	28,521,765
Foreign currency transactions	(38,930)	(39,169)	(62,534)

Net realized gain (loss)	1,215,250	2,367,240	23,201,867

Distributions of capital gains received from investment company affiliates	14,510,518	30,057,572	68,510,501

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,229,713	2,108,707	629,901
Investments in affiliates	59,880,383	128,037,329	316,454,754
Futures	(43,164)	355,624	1,782,847
Foreign currency translations	22,754	34,592	12,040

Change in net unrealized appreciation/depreciation	62,089,686	130,536,252	318,879,542

Net realized/unrealized gains (losses)	77,815,454	162,961,064	410,591,910

Change in net assets resulting from operations	$98,761,184	$198,265,115	$480,086,480

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$50,945,894	$59,872,131	$32,135,722
Interest income from non-affiliates	28,620	51,399	21,854

Total investment income	50,974,514	59,923,530	32,157,576

EXPENSES:
Distribution fees:
Class A	1,797,333	2,097,570	1,352,170
Class C	211,380	243,073	134,442
Class R2	654,147	857,473	502,922
Shareholder servicing fees:
Class A	1,797,333	2,097,570	1,352,169
Class C	70,460	81,024	44,814
Class R2	327,073	428,737	251,461
Institutional Class	1,198,147	1,591,346	874,991
Select Class	1,207,220	1,573,139	867,960
Interest expense to affiliates	14,168	25,484	13,460
Trustees’ and Chief Compliance Officer’s fees	22,778	29,431	16,598
Transfer agent fees	1,369,513	2,045,938	1,334,601
Other	15,689	19,587	12,025

Total expenses	8,685,241	11,090,372	6,757,613

Less amounts waived	(3,833,622)	(4,779,313)	(2,843,728)
Less expense reimbursements	(384,372)	(788,688)	(610,589)

Net expenses	4,467,247	5,522,371	3,303,296

Net investment income (loss)	46,507,267	54,401,159	28,854,280

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(258)	(384)	(232)
Investments in affiliates	(4,752,321)	(6,508,166)	(3,168,340)
Futures	23,905,089	38,276,405	21,349,093
Foreign currency transactions	(17,731)	(65,557)	(42,420)

Net realized gain (loss)	19,134,779	31,702,298	18,138,101

Distributions of capital gains received from investment company affiliates	56,811,979	79,867,531	49,141,058

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,214	3,463	3,420
Investments in affiliates	266,506,060	377,001,641	233,363,366
Futures	2,089,356	1,979,345	1,875,455
Foreign currency translations	16,225	45,192	44,045

Change in net unrealized appreciation/depreciation	268,615,855	379,029,641	235,286,286

Net realized/unrealized gains (losses)	344,562,613	490,599,470	302,565,445

Change in net assets resulting from operations	$391,069,880	$545,000,629	$331,419,725

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$37,765,944	$16,829,564	$13,683,262	$1,001,679
Interest income from non-affiliates	35,309	13,898	13,161	154

Total investment income	37,801,253	16,843,462	13,696,423	1,001,833

EXPENSES:
Distribution fees:
Class A	1,491,508	711,645	542,027	42,984
Class C	174,887	70,974	71,680	4,077
Class R2	589,821	282,959	245,432	24,740
Shareholder servicing fees:
Class A	1,491,508	711,645	542,027	42,984
Class C	58,296	23,658	23,894	1,359
Class R2	294,910	141,479	122,716	12,370
Institutional Class	1,126,192	487,934	380,580	30,729
Select Class	1,093,390	437,330	433,417	25,121
Interest expense to affiliates	17,407	7,246	6,181	—
Trustees’ and Chief Compliance Officer’s fees	20,686	8,825	7,313	413
Transfer agent fees	2,105,454	1,200,000	1,277,961	97,532
Other	11,428	5,666	5,296	761

Total expenses	8,475,487	4,089,361	3,658,524	283,070

Less amounts waived	(3,373,281)	(1,525,452)	(1,228,246)	(96,675)
Less expense reimbursements	(1,216,987)	(809,055)	(958,815)	(73,320)

Net expenses	3,885,219	1,754,854	1,471,463	113,075

Net investment income (loss)	33,916,034	15,088,608	12,224,960	888,758

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(273)	(92)	(64)	—
Investments in affiliates	(4,004,101)	(1,564,461)	(1,281,188)	(282,499)
Futures	27,261,118	11,787,277	9,683,060	(51,547)
Foreign currency transactions	(45,549)	(31,355)	11,269	—

Net realized gain (loss)	23,211,195	10,191,369	8,413,077	(334,046)

Distributions of capital gains received from investment company affiliates	62,869,683	27,257,804	22,162,290	1,606,706

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	3,265	1,679	1,021	9
Investments in affiliates	298,166,229	129,486,167	106,530,189	9,072,577
Futures	2,242,423	1,174,759	574,608	223
Foreign currency translations	24,064	22,444	34,823	—

Change in net unrealized appreciation/depreciation	300,435,981	130,685,049	107,140,641	9,072,809

Net realized/unrealized gains (losses)	386,516,859	168,134,222	137,716,008	10,345,469

Change in net assets resulting from operations	$420,432,893	$183,222,830	$149,940,968	$11,234,227

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,945,730	$14,240,424	$35,304,051	$24,423,378
Net realized gain (loss)	1,215,250	(274,691)	2,367,240	4,258,588
Distributions of capital gains received from investment company affiliates	14,510,518	3,811,452	30,057,572	6,810,784
Change in net unrealized appreciation/depreciation	62,089,686	16,021,704	130,536,252	41,196,240

Change in net assets resulting from operations	98,761,184	33,798,889	198,265,115	76,688,990

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,129,272)	(4,080,272)	(12,144,860)	(7,417,615)
Class C
From net investment income	(189,075)	(106,526)	(403,701)	(287,433)
Class R2
From net investment income	(1,053,351)	(583,256)	(1,900,122)	(1,140,808)
Institutional Class
From net investment income	(14,343,220)	(9,189,878)	(24,749,027)	(13,385,255)
Select Class
From net investment income	(4,124,776)	(2,389,464)	(8,655,910)	(5,801,576)

Total distributions to shareholders	(26,839,694)	(16,349,396)	(47,853,620)	(28,032,687)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	926,534,816	260,532,164	701,738,776	425,905,260

NET ASSETS:
Change in net assets	998,456,306	277,981,657	852,150,271	474,561,563
Beginning of period	754,571,007	476,589,350	1,274,987,707	800,426,144

End of period	$1,753,027,313	$754,571,007	$2,127,137,978	$1,274,987,707

Accumulated undistributed (distributions in excess of) net investment income	$547,895	$(17,526)	$1,092,685	$(31,138)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,494,570	$46,369,894	$46,507,267	$26,061,788
Net realized gain (loss)	23,201,867	24,710,876	19,134,779	19,307,637
Distributions of capital gains received from investment company affiliates	68,510,501	12,950,478	56,811,979	8,777,960
Change in net unrealized appreciation/depreciation	318,879,542	106,095,155	268,615,855	83,000,616

Change in net assets resulting from operations	480,086,480	190,126,403	391,069,880	137,148,001

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(22,698,960)	(13,065,260)	(19,118,508)	(9,743,820)
From net realized gains	(3,024,688)	—	(10,386,879)	(312,478)
Class C
From net investment income	(677,674)	(405,950)	(578,361)	(259,147)
From net realized gains	(117,103)	—	(414,968)	(10,804)
Class R2
From net investment income	(4,121,091)	(2,230,413)	(3,130,694)	(1,567,457)
From net realized gains	(597,470)	—	(1,797,890)	(59,334)
Institutional Class
From net investment income	(51,048,338)	(24,573,539)	(35,515,089)	(11,911,799)
From net realized gains	(6,582,285)	—	(17,922,417)	(309,040)
Select Class
From net investment income	(19,468,269)	(13,029,635)	(13,277,554)	(7,054,184)
From net realized gains	(2,593,843)	—	(7,151,489)	(226,275)

Total distributions to shareholders	(110,929,721)	(53,304,797)	(109,293,849)	(31,454,338)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,553,695,660	838,647,006	1,591,415,322	704,287,716

NET ASSETS:
Change in net assets	1,922,852,419	975,468,612	1,873,191,353	809,981,379
Beginning of period	2,581,003,093	1,605,534,481	1,668,849,495	858,868,116

End of period	$4,503,855,512	$2,581,003,093	$3,542,040,848	$1,668,849,495

Accumulated undistributed (distributions in excess of) net investment income	$2,836,453	$(55,679)	$2,963,404	$38,785

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,401,159	$36,307,008	$28,854,280	$15,523,790
Net realized gain (loss)	31,702,298	38,778,627	18,138,101	19,617,847
Distributions of capital gains received from investment company affiliates	79,867,531	12,562,332	49,141,058	6,547,899
Change in net unrealized appreciation/depreciation	379,029,641	141,984,278	235,286,286	72,302,466

Change in net assets resulting from operations	545,000,629	229,632,245	331,419,725	113,992,002

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(22,189,550)	(11,178,062)	(14,015,443)	(6,274,103)
From net realized gains	(9,446,472)	—	(9,980,162)	(425,713)
Class C
From net investment income	(643,573)	(337,824)	(349,846)	(151,432)
From net realized gains	(365,741)	—	(338,005)	(14,017)
Class R2
From net investment income	(4,152,231)	(1,759,112)	(2,332,364)	(950,945)
From net realized gains	(1,872,092)	—	(1,750,876)	(74,676)
Institutional Class
From net investment income	(46,281,308)	(19,489,639)	(25,585,498)	(6,790,694)
From net realized gains	(18,650,505)	—	(16,810,821)	(376,361)
Select Class
From net investment income	(17,301,057)	(9,898,357)	(9,401,070)	(4,459,381)
From net realized gains	(7,286,368)	—	(6,621,583)	(304,721)

Total distributions to shareholders	(128,188,897)	(42,662,994)	(87,185,668)	(19,822,043)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,602,080,349	685,663,685	1,306,445,882	478,977,041

NET ASSETS:
Change in net assets	2,018,892,081	872,632,936	1,550,679,939	573,147,000
Beginning of period	2,274,927,421	1,402,294,485	1,136,498,387	563,351,387

End of period	$4,293,819,502	$2,274,927,421	$2,687,178,326	$1,136,498,387

Accumulated undistributed (distributions in excess of) net investment income	$4,489,631	$(44,857)	$2,856,781	$38,716

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,916,034	$23,282,400	$15,088,608	$7,471,667
Net realized gain (loss)	23,211,195	24,538,057	10,191,369	9,376,467
Distributions of capital gains received from investment company affiliates	62,869,683	9,916,941	27,257,804	3,342,859
Change in net unrealized appreciation/depreciation	300,435,981	123,006,135	130,685,049	37,494,860

Change in net assets resulting from operations	420,432,893	180,743,533	183,222,830	57,685,853

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,532,322)	(7,580,745)	(7,377,257)	(3,098,374)
From net realized gains	(6,936,829)	—	(4,942,732)	(201,557)
Class C
From net investment income	(466,127)	(214,559)	(184,691)	(70,290)
From net realized gains	(279,553)	—	(167,596)	(6,323)
Class R2
From net investment income	(2,821,505)	(1,142,216)	(1,312,439)	(539,816)
From net realized gains	(1,357,795)	—	(917,184)	(41,769)
Institutional Class
From net investment income	(32,613,272)	(13,297,309)	(14,283,961)	(3,466,698)
From net realized gains	(13,658,580)	—	(8,651,577)	(182,786)
Select Class
From net investment income	(11,961,147)	(6,141,693)	(4,741,581)	(1,873,604)
From net realized gains	(5,258,763)	—	(3,118,390)	(122,621)

Total distributions to shareholders	(90,885,893)	(28,376,522)	(45,697,408)	(9,603,838)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,151,988,275	444,593,662	817,119,646	266,891,324

NET ASSETS:
Change in net assets	1,481,535,275	596,960,673	954,645,068	314,973,339
Beginning of period	1,578,754,773	981,794,100	578,120,487	263,147,148

End of period	$3,060,290,048	$1,578,754,773	$1,532,765,555	$578,120,487

Accumulated undistributed (distributions in excess of) net investment income	$3,324,115	$3,456	$1,523,444	$20,839

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,224,960	$6,881,824	$888,758	$110,955
Net realized gain (loss)	8,413,077	7,628,157	(334,046)	(17,372)
Distributions of capital gains received from investment company affiliates	22,162,290	2,906,736	1,606,706	47,079
Change in net unrealized appreciation/depreciation	107,140,641	34,431,548	9,072,809	387,712

Change in net assets resulting from operations	149,940,968	51,848,265	11,234,227	528,374

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,699,260)	(2,310,129)	(440,154)	(44,285)
From net realized gains	(3,972,387)	(138,728)	(8,439)	(1,065)
Class C
From net investment income	(192,068)	(87,384)	(10,201)	(993)
From net realized gains	(181,813)	(7,733)	(268)	(36)
Class R2
From net investment income	(1,165,505)	(469,254)	(112,432)	(9,506)
From net realized gains	(863,991)	(32,918)	(2,346)	(228)
Institutional Class
From net investment income	(11,014,556)	(3,440,394)	(840,942)	(39,464)
From net realized gains	(7,124,939)	(172,871)	(13,572)	(555)
Select Class
From net investment income	(4,621,399)	(1,904,152)	(263,515)	(36,200)
From net realized gains	(3,126,696)	(102,698)	(5,036)	(891)

Total distributions to shareholders	(37,962,614)	(8,666,261)	(1,696,905)	(133,223)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	550,303,812	241,070,357	104,656,381	16,341,763

NET ASSETS:
Change in net assets	662,282,166	284,252,361	114,193,703	16,736,914
Beginning of period	533,137,141	248,884,780	18,216,012	1,479,098

End of period	$1,195,419,307	$533,137,141	$132,409,715	$18,216,012

Accumulated undistributed (distributions in excess of) net investment income	$1,216,582	$3,704	$71,688	$1,691

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$187,874,040	$131,502,721	$298,175,229	$194,087,387
Net assets acquired in Fund reorganization (See Note 8)	204,558,357	—	—	—
Distributions reinvested	6,922,301	3,961,682	11,430,563	6,952,433
Cost of shares redeemed	(90,208,997)	(53,776,196)	(142,962,093)	(93,589,060)

Change in net assets resulting from Class A capital transactions	$309,145,701	$81,688,207	$166,643,699	$107,450,760

Class C
Proceeds from shares issued	$3,704,715	$2,913,268	$9,745,106	$8,638,792
Net assets acquired in Fund reorganization (See Note 8)	11,403,115	—	—	—
Distributions reinvested	144,273	83,365	260,585	182,795
Cost of shares redeemed	(1,653,815)	(1,207,340)	(6,716,142)	(3,631,034)

Change in net assets resulting from Class C capital transactions	$13,598,288	$1,789,293	$3,289,549	$5,190,553

Class R2
Proceeds from shares issued	$47,663,188	$25,786,054	$68,241,065	$39,568,946
Net assets acquired in Fund reorganization (See Note 8)	32,432,978	—	—	—
Distributions reinvested	996,926	547,584	1,720,723	1,031,489
Cost of shares redeemed	(28,817,910)	(10,248,977)	(25,211,204)	(19,294,751)

Change in net assets resulting from Class R2 capital transactions	$52,275,182	$16,084,661	$44,750,584	$21,305,684

Institutional Class
Proceeds from shares issued	$352,433,257	$206,715,598	$634,470,440	$358,400,822
Net assets acquired in Fund reorganization (See Note 8)	142,465,906	—	—	—
Distributions reinvested	14,165,874	9,049,262	24,512,881	13,278,697
Cost of shares redeemed	(131,120,491)	(92,218,823)	(260,479,502)	(122,134,800)

Change in net assets resulting from Institutional Class capital transactions	$377,944,546	$123,546,037	$398,503,819	$249,544,719

Select Class
Proceeds from shares issued	$107,806,056	$86,230,921	$176,026,561	$116,896,263
Net assets acquired in Fund reorganization (See Note 8)	109,312,078	—	—	—
Distributions reinvested	3,976,119	2,297,771	8,380,335	5,601,792
Cost of shares redeemed	(47,523,154)	(51,104,726)	(95,855,771)	(80,084,511)

Change in net assets resulting from Select Class capital transactions	$173,571,099	$37,423,966	$88,551,125	$42,413,544

Total change in net assets resulting from capital transactions	$926,534,816	$260,532,164	$701,738,776	$425,905,260

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	10,940,781	7,960,821	17,345,076	11,944,013
Shares issued in connection with Fund reorganization (See Note 8)	11,538,884	—	—	—
Reinvested	400,931	240,991	659,504	428,621
Redeemed	(5,274,878)	(3,260,037)	(8,304,213)	(5,773,662)

Change in Class A Shares	17,605,718	4,941,775	9,700,367	6,598,972

Class C
Issued	218,469	176,919	570,707	534,562
Shares issued in connection with Fund reorganization (See Note 8)	645,621	—	—	—
Reinvested	8,382	5,087	15,151	11,336
Redeemed	(96,619)	(73,409)	(394,547)	(223,815)

Change in Class C Shares	775,853	108,597	191,311	322,083

Class R2
Issued	2,752,838	1,574,622	3,962,201	2,453,763
Shares issued in connection with Fund reorganization (See Note 8)	1,833,083	—	—	—
Reinvested	57,766	33,336	99,390	63,768
Redeemed	(1,653,654)	(621,668)	(1,470,233)	(1,190,836)

Change in Class R2 Shares	2,990,033	986,290	2,591,358	1,326,695

Institutional Class
Issued	20,387,286	12,490,841	36,829,832	21,922,761
Shares issued in connection with Fund reorganization (See Note 8)	8,012,176	—	—	—
Reinvested	818,709	548,952	1,410,237	816,153
Redeemed	(7,609,272)	(5,550,992)	(15,108,607)	(7,468,722)

Change in Institutional Class Shares	21,608,899	7,488,801	23,131,462	15,270,192

Select Class
Issued	6,269,814	5,213,224	10,268,323	7,180,806
Shares issued in connection with Fund reorganization (See Note 8)	6,156,815	—	—	—
Reinvested	229,768	139,567	483,035	345,092
Redeemed	(2,774,902)	(3,106,967)	(5,568,921)	(4,927,884)

Change in Select Class Shares	9,881,495	2,245,824	5,182,437	2,598,014

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$549,473,209	$345,881,041	$478,822,745	$287,897,894
Distributions reinvested	24,061,707	12,184,398	27,801,192	9,495,206
Cost of shares redeemed	(210,233,321)	(137,759,820)	(162,562,425)	(113,304,291)

Change in net assets resulting from Class A capital transactions	$363,301,595	$220,305,619	$344,061,512	$184,088,809

Class C
Proceeds from shares issued	$19,195,751	$13,986,233	$17,251,132	$13,375,616
Distributions reinvested	496,906	231,251	599,197	145,249
Cost of shares redeemed	(8,388,498)	(6,753,796)	(4,907,556)	(3,538,553)

Change in net assets resulting from Class C capital transactions	$11,304,159	$7,463,688	$12,942,773	$9,982,312

Class R2
Proceeds from shares issued	$121,042,264	$80,137,027	$118,686,021	$61,395,156
Distributions reinvested	4,328,394	2,025,730	4,623,335	1,537,955
Cost of shares redeemed	(37,375,117)	(31,412,910)	(34,084,953)	(27,027,896)

Change in net assets resulting from Class R2 capital transactions	$87,995,541	$50,749,847	$89,224,403	$35,905,215

Institutional Class
Proceeds from shares issued	$1,248,364,623	$703,066,913	$1,112,714,920	$452,350,108
Distributions reinvested	57,170,355	24,266,311	52,511,140	11,964,087
Cost of shares redeemed	(397,585,750)	(180,988,661)	(210,876,395)	(76,464,239)

Change in net assets resulting from Institutional Class capital transactions	$907,949,228	$546,344,563	$954,349,665	$387,849,956

Select Class
Proceeds from shares issued	$338,948,459	$302,842,507	$282,232,738	$156,295,538
Distributions reinvested	21,822,525	12,898,582	19,741,608	7,063,613
Cost of shares redeemed	(177,625,847)	(301,957,800)	(111,137,377)	(76,897,727)

Change in net assets resulting from Select Class capital transactions	$183,145,137	$13,783,289	$190,836,969	$86,461,424

Total change in net assets resulting from capital transactions	$1,553,695,660	$838,647,006	$1,591,415,322	$704,287,716

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	30,828,524	21,017,890	27,878,458	18,363,673
Reinvested	1,339,556	741,295	1,607,508	607,696
Redeemed	(11,827,883)	(8,402,746)	(9,454,725)	(7,255,176)

Change in Class A Shares	20,340,197	13,356,439	20,031,241	11,716,193

Class C
Issued	1,083,480	848,461	1,009,185	855,656
Reinvested	27,787	14,115	34,806	9,312
Redeemed	(471,323)	(408,550)	(286,723)	(226,303)

Change in Class C Shares	639,944	454,026	757,268	638,665

Class R2
Issued	6,783,360	4,897,699	6,906,261	3,965,171
Reinvested	241,400	123,484	267,952	98,744
Redeemed	(2,103,332)	(1,918,542)	(1,990,318)	(1,728,931)

Change in Class R2 Shares	4,921,428	3,102,641	5,183,895	2,334,984

Institutional Class
Issued	69,876,173	42,449,999	64,502,769	28,709,673
Reinvested	3,170,366	1,468,780	3,024,715	760,839
Redeemed	(22,159,134)	(10,901,357)	(12,150,771)	(4,872,158)

Change in Institutional Class Shares	50,887,405	33,017,422	55,376,713	24,598,354

Select Class
Issued	19,091,663	18,388,959	16,466,361	9,967,789
Reinvested	1,212,290	783,751	1,139,454	451,516
Redeemed	(10,039,779)	(18,870,422)	(6,445,775)	(4,944,371)

Change in Select Class Shares	10,264,174	302,288	11,160,040	5,474,934

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$526,667,954	$331,693,197	$376,191,660	$214,038,894
Distributions reinvested	29,535,506	10,417,419	22,786,427	6,378,870
Cost of shares redeemed	(180,413,983)	(124,776,697)	(126,057,985)	(77,841,557)

Change in net assets resulting from Class A capital transactions	$375,789,477	$217,333,919	$272,920,102	$142,576,207

Class C
Proceeds from shares issued	$17,628,992	$14,023,732	$9,686,156	$7,919,848
Distributions reinvested	502,658	159,572	373,088	90,471
Cost of shares redeemed	(8,987,702)	(5,632,582)	(3,841,007)	(2,900,247)

Change in net assets resulting from Class C capital transactions	$9,143,948	$8,550,722	$6,218,237	$5,110,072

Class R2
Proceeds from shares issued	$144,957,923	$79,790,303	$93,724,981	$40,862,901
Distributions reinvested	5,501,181	1,560,074	3,793,238	945,580
Cost of shares redeemed	(29,887,019)	(25,494,609)	(16,042,577)	(15,619,230)

Change in net assets resulting from Class R2 capital transactions	$120,572,085	$55,855,768	$81,475,642	$26,189,251

Institutional Class
Proceeds from shares issued	$1,090,078,661	$556,478,243	$913,206,189	$293,105,140
Distributions reinvested	64,113,780	19,028,744	41,340,682	6,830,510
Cost of shares redeemed	(288,813,332)	(138,743,443)	(164,284,230)	(49,078,571)

Change in net assets resulting from Institutional Class capital transactions	$865,379,109	$436,763,544	$790,262,641	$250,857,079

Select Class
Proceeds from shares issued	$349,029,213	$227,691,230	$221,639,589	$105,747,920
Distributions reinvested	24,319,568	9,838,280	15,631,645	4,684,711
Cost of shares redeemed	(142,153,051)	(270,369,778)	(81,701,974)	(56,188,199)

Change in net assets resulting from Select Class capital transactions	$231,195,730	$(32,840,268)	$155,569,260	$54,244,432

Total change in net assets resulting from capital transactions	$1,602,080,349	$685,663,685	$1,306,445,882	$478,977,041

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	28,635,058	20,242,557	21,422,719	13,761,109
Reinvested	1,590,660	637,035	1,285,835	411,838
Redeemed	(9,833,666)	(7,631,930)	(7,175,349)	(5,037,718)

Change in Class A Shares	20,392,052	13,247,662	15,533,205	9,135,229

Class C
Issued	968,475	859,428	555,561	504,714
Reinvested	27,304	9,829	21,204	5,887
Redeemed	(491,584)	(345,249)	(220,410)	(187,648)

Change in Class C Shares	504,195	524,008	356,355	322,953

Class R2
Issued	7,862,488	4,897,529	5,318,694	2,650,059
Reinvested	296,894	95,488	214,350	61,241
Redeemed	(1,623,973)	(1,557,800)	(912,465)	(1,018,361)

Change in Class R2 Shares	6,535,409	3,435,217	4,620,579	1,692,939

Institutional Class
Issued	59,211,937	33,722,569	51,675,367	18,626,051
Reinvested	3,437,940	1,156,095	2,319,110	436,929
Redeemed	(15,558,942)	(8,347,126)	(9,208,019)	(3,128,808)

Change in Institutional Class Shares	47,090,935	26,531,538	44,786,458	15,934,172

Select Class
Issued	19,029,831	13,895,550	12,610,157	6,795,378
Reinvested	1,307,066	602,099	878,562	301,753
Redeemed	(7,799,427)	(17,212,150)	(4,613,515)	(3,619,522)

Change in Select Class Shares	12,537,470	(2,714,501)	8,875,204	3,477,609

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$371,852,282	$238,871,603	$212,412,453	$117,272,980
Distributions reinvested	21,019,892	7,067,973	11,760,564	3,190,807
Cost of shares redeemed	(136,293,337)	(85,661,195)	(66,213,456)	(39,355,364)

Change in net assets resulting from Class A capital transactions	$256,578,837	$160,278,381	$157,959,561	$81,108,423

Class C
Proceeds from shares issued	$14,077,145	$10,197,439	$6,666,898	$4,197,626
Distributions reinvested	365,286	82,532	185,137	36,209
Cost of shares redeemed	(8,149,024)	(4,558,071)	(2,469,560)	(1,281,375)

Change in net assets resulting from Class C capital transactions	$6,293,407	$5,721,900	$4,382,475	$2,952,460

Class R2
Proceeds from shares issued	$96,270,885	$51,592,067	$58,756,023	$24,087,618
Distributions reinvested	3,810,368	1,011,775	2,077,885	540,384
Cost of shares redeemed	(23,067,567)	(18,242,155)	(11,984,014)	(9,589,168)

Change in net assets resulting from Class R2 capital transactions	$77,013,686	$34,361,687	$48,849,894	$15,038,834

Institutional Class
Proceeds from shares issued	$803,400,779	$362,946,214	$572,764,497	$160,246,031
Distributions reinvested	45,510,917	12,892,261	22,309,853	3,465,653
Cost of shares redeemed	(214,790,448)	(104,467,491)	(92,328,160)	(27,772,395)

Change in net assets resulting from Institutional Class capital transactions	$634,121,248	$271,370,984	$502,746,190	$135,939,289

Select Class
Proceeds from shares issued	$266,786,531	$165,332,034	$142,044,563	$55,154,037
Distributions reinvested	16,989,106	6,073,863	7,615,924	1,934,440
Cost of shares redeemed	(105,794,540)	(198,545,187)	(46,478,961)	(25,236,159)

Change in net assets resulting from Select Class capital transactions	$177,981,097	$(27,139,290)	$103,181,526	$31,852,318

Total change in net assets resulting from capital transactions	$1,151,988,275	$444,593,662	$817,119,646	$266,891,324

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	19,768,161	14,568,867	11,938,963	7,502,946
Reinvested	1,105,389	431,623	654,760	204,836
Redeemed	(7,277,411)	(5,230,033)	(3,727,637)	(2,533,447)

Change in Class A Shares	13,596,139	9,770,457	8,866,086	5,174,335

Class C
Issued	758,556	620,323	376,878	267,314
Reinvested	19,427	5,091	10,365	2,335
Redeemed	(433,509)	(277,961)	(138,387)	(83,433)

Change in Class C Shares	344,474	347,453	248,856	186,216

Class R2
Issued	5,127,298	3,153,078	3,285,129	1,553,656
Reinvested	201,038	61,963	115,864	34,816
Redeemed	(1,226,581)	(1,111,293)	(674,719)	(619,084)

Change in Class R2 Shares	4,101,755	2,103,748	2,726,274	969,388

Institutional Class
Issued	42,640,429	21,974,578	31,985,614	10,150,105
Reinvested	2,381,995	782,005	1,235,929	220,435
Redeemed	(11,284,588)	(6,267,763)	(5,091,054)	(1,763,801)

Change in Institutional Class Shares	33,737,836	16,488,820	28,130,489	8,606,739

Select Class
Issued	14,229,227	10,080,018	7,988,225	3,532,141
Reinvested	891,631	371,193	422,787	123,919
Redeemed	(5,660,964)	(12,722,946)	(2,595,547)	(1,633,517)

Change in Select Class Shares	9,459,894	(2,271,735)	5,815,465	2,022,543

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$167,008,514	$95,029,225	$29,432,166	$6,196,224
Distributions reinvested	9,105,637	2,321,589	410,716	42,417
Cost of shares redeemed	(51,385,820)	(26,339,375)	(6,154,920)	(894,861)

Change in net assets resulting from Class A capital transactions	$124,728,331	$71,011,439	$23,687,962	$5,343,780

Class C
Proceeds from shares issued	$7,034,072	$4,413,909	$831,078	$153,927
Distributions reinvested	209,772	51,122	4,023	831
Cost of shares redeemed	(3,422,798)	(1,822,990)	(226,818)	(959)

Change in net assets resulting from Class C capital transactions	$3,821,046	$2,642,041	$608,283	$153,799

Class R2
Proceeds from shares issued	$49,234,556	$22,528,373	$8,278,185	$1,763,294
Distributions reinvested	1,809,563	446,000	109,832	9,199
Cost of shares redeemed	(12,117,342)	(10,545,748)	(842,709)	(170,340)

Change in net assets resulting from Class R2 capital transactions	$38,926,777	$12,428,625	$7,545,308	$1,602,153

Institutional Class
Proceeds from shares issued	$334,994,725	$152,967,167	$87,313,560	$7,990,032
Distributions reinvested	17,590,618	3,448,477	851,916	40,019
Cost of shares redeemed	(64,957,526)	(30,462,970)	(26,833,525)	(1,328,771)

Change in net assets resulting from Institutional Class capital transactions	$287,627,817	$125,952,674	$61,331,951	$6,701,280

Select Class
Proceeds from shares issued	$135,140,055	$71,602,877	$19,229,313	$3,098,727
Distributions reinvested	7,625,295	1,971,611	251,635	36,613
Cost of shares redeemed	(47,565,509)	(44,538,910)	(7,998,071)	(594,589)

Change in net assets resulting from Select Class capital transactions	$95,199,841	$29,035,578	$11,482,877	$2,540,751

Total change in net assets resulting from capital transactions	$550,303,812	$241,070,357	$104,656,381	$16,341,763

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A
Issued	9,370,584	6,054,265	1,519,960	360,985
Reinvested	507,702	149,052	20,822	2,497
Redeemed	(2,901,807)	(1,681,787)	(317,114)	(52,258)

Change in Class A Shares	6,976,479	4,521,530	1,223,668	311,224

Class C
Issued	397,831	286,086	43,374	8,644
Reinvested	11,780	3,313	205	50
Redeemed	(193,134)	(115,434)	(11,674)	(55)

Change in Class C Shares	216,477	173,965	31,905	8,639

Class R2
Issued	2,761,345	1,453,167	425,174	102,382
Reinvested	101,129	28,774	5,572	541
Redeemed	(680,835)	(680,422)	(43,697)	(9,685)

Change in Class R2 Shares	2,181,639	801,519	387,049	93,238

Institutional Class
Issued	18,699,858	9,709,480	4,448,002	460,094
Reinvested	976,253	219,736	42,970	2,333
Redeemed	(3,606,376)	(1,936,933)	(1,352,559)	(78,896)

Change in Institutional Class Shares	16,069,735	7,992,283	3,138,413	383,531

Select Class
Issued	7,603,516	4,572,970	992,909	179,796
Reinvested	423,940	126,345	12,752	2,168
Redeemed	(2,680,719)	(2,974,418)	(410,266)	(34,301)

Change in Select Class Shares	5,346,737	1,724,897	595,395	147,663

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Income Fund
Class A
Year Ended June 30, 2014	$16.41	$0.36	(f)	$1.38	$1.74	$(0.43)
Year Ended June 30, 2013	15.79	0.36	(f)	0.66	1.02	(0.40)
Year Ended June 30, 2012	15.82	0.43	(f)	(0.06)	0.37	(0.40)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)
Year Ended June 30, 2010	12.96	0.46	(f)	1.28	1.74	(0.44)

Class C
Year Ended June 30, 2014	16.36	0.26	(f)	1.36	1.62	(0.32)
Year Ended June 30, 2013	15.75	0.25	(f)	0.66	0.91	(0.30)
Year Ended June 30, 2012	15.78	0.32	(f)	(0.05)	0.27	(0.30)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)
Year Ended June 30, 2010	12.95	0.38	(f)	1.27	1.65	(0.36)

Class R2
Year Ended June 30, 2014	16.39	0.31	(f)	1.38	1.69	(0.39)
Year Ended June 30, 2013	15.77	0.32	(f)	0.67	0.99	(0.37)
Year Ended June 30, 2012	15.81	0.40	(f)	(0.07)	0.33	(0.37)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)
Year Ended June 30, 2010	12.95	0.40	(f)	1.31	1.71	(0.41)

Institutional Class
Year Ended June 30, 2014	16.46	0.39	(f)	1.40	1.79	(0.47)
Year Ended June 30, 2013	15.83	0.40	(f)	0.67	1.07	(0.44)
Year Ended June 30, 2012	15.85	0.46	(f)	(0.04)	0.42	(0.44)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)
Year Ended June 30, 2010	12.98	0.49	(f)	1.29	1.78	(0.47)

Select Class
Year Ended June 30, 2014	16.43	0.37	(f)	1.39	1.76	(0.44)
Year Ended June 30, 2013	15.81	0.38	(f)	0.66	1.04	(0.42)
Year Ended June 30, 2012	15.83	0.44	(f)	(0.05)	0.39	(0.41)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)
Year Ended June 30, 2010	12.96	0.47	(f)	1.29	1.76	(0.45)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$17.72	10.68%	$535,792,964	0.27%	2.09%	0.57%	11%
16.41	6.48	207,251,354	0.27	2.16	0.57	20
15.79	2.44	121,365,820	0.27	2.75	0.58	10
15.82	14.07	69,177,162	0.27	2.92	0.56	30
14.26	13.42	21,538,282	0.28	3.21	0.57	10

17.66	9.98	20,874,415	0.92	1.54	1.07	11
16.36	5.80	6,649,282	0.92	1.53	1.07	20
15.75	1.79	4,691,065	0.92	2.08	1.08	10
15.78	13.27	3,487,584	0.92	2.24	1.06	30
14.24	12.78	1,635,104	0.92	2.67	1.07	10

17.69	10.39	87,275,247	0.52	1.80	0.82	11
16.39	6.26	31,858,647	0.52	1.96	0.82	20
15.77	2.18	15,109,569	0.52	2.57	0.84	10
15.81	13.81	1,250,861	0.52	2.65	0.82	30
14.25	13.19	356,749	0.53	2.80	0.82	10

17.78	10.96	809,213,832	0.02	2.24	0.17	11
16.46	6.79	393,543,989	0.02	2.40	0.17	20
15.83	2.74	260,033,867	0.02	2.96	0.18	10
15.85	14.29	174,000,764	0.02	3.03	0.15	30
14.29	13.75	129,330,515	0.02	3.44	0.17	10

17.75	10.82	299,870,855	0.17	2.17	0.32	11
16.43	6.57	115,267,735	0.17	2.27	0.32	20
15.81	2.58	75,389,029	0.17	2.81	0.33	10
15.83	14.14	48,015,171	0.17	2.87	0.31	30
14.27	13.62	26,081,457	0.17	3.27	0.32	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2014	$16.31	$0.34	(f)	$1.68	$2.02	$(0.46)
Year Ended June 30, 2013	15.39	0.36	(f)	0.97	1.33	(0.41)
Year Ended June 30, 2012	15.48	0.41	(f)	(0.12)	0.29	(0.38)
Year Ended June 30, 2011	13.30	0.42	(f)	2.16	2.58	(0.40)
Year Ended June 30, 2010	11.81	0.42	(f)	1.48	1.90	(0.41)

Class C
Year Ended June 30, 2014	16.21	0.22	(f)	1.68	1.90	(0.35)
Year Ended June 30, 2013	15.30	0.25	(f)	0.97	1.22	(0.31)
Year Ended June 30, 2012	15.41	0.30	(f)	(0.12)	0.18	(0.29)
Year Ended June 30, 2011	13.25	0.31	(f)	2.16	2.47	(0.31)
Year Ended June 30, 2010	11.77	0.33	(f)	1.49	1.82	(0.34)

Class R2
Year Ended June 30, 2014	16.27	0.30	(f)	1.67	1.97	(0.42)
Year Ended June 30, 2013	15.36	0.33	(f)	0.95	1.28	(0.37)
Year Ended June 30, 2012	15.46	0.38	(f)	(0.13)	0.25	(0.35)
Year Ended June 30, 2011	13.29	0.39	(f)	2.15	2.54	(0.37)
Year Ended June 30, 2010	11.81	0.39	(f)	1.47	1.86	(0.38)

Institutional Class
Year Ended June 30, 2014	16.35	0.38	(f)	1.68	2.06	(0.50)
Year Ended June 30, 2013	15.42	0.40	(f)	0.98	1.38	(0.45)
Year Ended June 30, 2012	15.51	0.44	(f)	(0.12)	0.32	(0.41)
Year Ended June 30, 2011	13.32	0.44	(f)	2.18	2.62	(0.43)
Year Ended June 30, 2010	11.82	0.44	(f)	1.50	1.94	(0.44)

Select Class
Year Ended June 30, 2014	16.33	0.35	(f)	1.69	2.04	(0.47)
Year Ended June 30, 2013	15.41	0.38	(f)	0.96	1.34	(0.42)
Year Ended June 30, 2012	15.50	0.42	(f)	(0.12)	0.30	(0.39)
Year Ended June 30, 2011	13.31	0.42	(f)	2.18	2.60	(0.41)
Year Ended June 30, 2010	11.82	0.42	(f)	1.49	1.91	(0.42)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$17.87	12.49%	$552,000,974	0.28%	1.97%	0.56%	10%
16.31	8.66	345,597,966	0.28	2.23	0.57	21
15.39	1.97	224,499,324	0.28	2.69	0.57	16
15.48	19.47	138,715,314	0.28	2.81	0.58	12
13.30	16.05	43,455,874	0.29	3.06	0.60	17

17.76	11.81	22,582,903	0.93	1.30	1.06	10
16.21	7.99	17,518,436	0.93	1.58	1.06	21
15.30	1.22	11,606,585	0.93	2.03	1.07	16
15.41	18.69	8,175,672	0.93	2.10	1.08	12
13.25	15.42	3,207,880	0.93	2.47	1.10	17

17.82	12.21	108,335,745	0.53	1.73	0.81	10
16.27	8.38	56,742,819	0.53	2.06	0.82	21
15.36	1.72	33,178,533	0.53	2.48	0.83	16
15.46	19.21	5,587,838	0.53	2.56	0.83	12
13.29	15.74	532,527	0.55	2.91	0.85	17

17.91	12.73	1,079,859,658	0.03	2.21	0.16	10
16.35	8.97	607,263,583	0.03	2.48	0.17	21
15.42	2.21	337,354,170	0.03	2.92	0.17	16
15.51	19.77	213,270,237	0.03	2.93	0.18	12
13.32	16.40	156,672,060	0.03	3.27	0.20	17

17.90	12.64	364,358,698	0.18	2.05	0.31	10
16.33	8.75	247,864,903	0.18	2.33	0.32	21
15.41	2.06	193,787,532	0.18	2.77	0.32	16
15.50	19.62	139,335,245	0.18	2.80	0.33	12
13.31	16.15	71,936,084	0.18	3.10	0.35	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2014	$16.70	$0.33	(f)	$2.13	$2.46	$(0.47)	$(0.07)	$(0.54)
Year Ended June 30, 2013	15.41	0.35	(f)	1.34	1.69	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.54	0.38	(f)	(0.17)	0.21	(0.34)	—	(0.34)
Year Ended June 30, 2011	13.00	0.38	(f)	2.52	2.90	(0.36)	—	(0.36)
Year Ended June 30, 2010	11.44	0.36	(f)	1.58	1.94	(0.38)	—	(0.38)

Class C
Year Ended June 30, 2014	16.65	0.21	(f)	2.13	2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25	(f)	1.33	1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27	(f)	(0.15)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.99	0.29	(f)	2.49	2.78	(0.27)	—	(0.27)
Year Ended June 30, 2010	11.43	0.29	(f)	1.57	1.86	(0.30)	—	(0.30)

Class R2
Year Ended June 30, 2014	16.67	0.29	(f)	2.12	2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32	(f)	1.32	1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34	(f)	(0.17)	0.17	(0.31)	—	(0.31)
Year Ended June 30, 2011	13.00	0.35	(f)	2.51	2.86	(0.33)	—	(0.33)
Year Ended June 30, 2010	11.43	0.34	(f)	1.58	1.92	(0.35)	—	(0.35)

Institutional Class
Year Ended June 30, 2014	16.76	0.38	(f)	2.13	2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40	(f)	1.34	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41	(f)	(0.16)	0.25	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.04	0.41	(f)	2.53	2.94	(0.39)	—	(0.39)
Year Ended June 30, 2010	11.46	0.40	(f)	1.59	1.99	(0.41)	—	(0.41)

Select Class
Year Ended June 30, 2014	16.75	0.35	(f)	2.14	2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36	(f)	1.35	1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39	(f)	(0.15)	0.24	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.03	0.40	(f)	2.51	2.91	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.46	0.37	(f)	1.59	1.96	(0.39)	—	(0.39)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$18.62	14.87%	$1,106,943,955	0.28%	1.86%	0.55%	9%
16.70	11.04	652,936,166	0.28	2.16	0.57	23
15.41	1.48	396,662,789	0.28	2.50	0.58	12
15.54	22.41	212,703,422	0.28	2.54	0.58	12
13.00	16.91	76,190,736	0.29	2.70	0.59	20

18.56	14.17	41,225,755	0.93	1.20	1.05	9
16.65	10.33	26,331,781	0.93	1.50	1.07	23
15.37	0.84	17,329,335	0.93	1.83	1.08	12
15.50	21.51	12,604,090	0.93	1.90	1.09	12
12.99	16.26	3,886,356	0.93	2.16	1.09	20

18.58	14.58	229,054,335	0.53	1.63	0.80	9
16.67	10.75	123,433,251	0.53	1.96	0.82	23
15.39	1.22	66,197,474	0.53	2.22	0.84	12
15.53	22.11	10,648,198	0.53	2.32	0.84	12
13.00	16.72	962,341	0.55	2.58	0.84	20

18.69	15.14	2,288,844,154	0.03	2.12	0.15	9
16.76	11.33	1,199,064,978	0.03	2.39	0.17	23
15.46	1.72	595,699,881	0.03	2.73	0.18	12
15.59	22.69	365,232,969	0.03	2.72	0.18	12
13.04	17.33	227,784,902	0.03	2.99	0.19	20

18.68	14.99	837,787,313	0.18	1.95	0.30	9
16.75	11.17	579,236,917	0.18	2.18	0.32	23
15.45	1.63	529,645,002	0.18	2.57	0.33	12
15.57	22.47	423,159,326	0.18	2.64	0.33	12
13.03	17.08	139,647,214	0.18	2.82	0.34	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2014	$16.03	$0.29	(f)	$2.39	$2.68	$(0.45)	$(0.26)	$(0.71)
Year Ended June 30, 2013	14.50	0.32	(f)	1.58	1.90	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2012	14.81	0.32	(f)	(0.29)	0.03	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2011	12.15	0.33	(f)	2.70	3.03	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2010	10.61	0.30	(f)	1.54	1.84	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.00	0.18	(f)	2.37	2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22	(f)	1.58	1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23	(f)	(0.30)	(0.07)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.15	0.23	(f)	2.71	2.94	(0.22)	(0.07)	(0.29)
Year Ended June 30, 2010	10.61	0.21	(f)	1.55	1.76	(0.22)	—	(0.22)

Class R2
Year Ended June 30, 2014	16.00	0.25	(f)	2.37	2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29	(f)	1.58	1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29	(f)	(0.30)	(0.01)	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2011	12.14	0.29	(f)	2.70	2.99	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2010	10.61	0.24	(f)	1.56	1.80	(0.27)	—	(0.27)

Institutional Class
Year Ended June 30, 2014	16.07	0.34	(f)	2.39	2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35	(f)	1.60	1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36	(f)	(0.30)	0.06	(0.32)	(0.05)	(0.37)
Year Ended June 30, 2011	12.17	0.35	(f)	2.72	3.07	(0.33)	(0.07)	(0.40)
Year Ended June 30, 2010	10.63	0.35	(f)	1.52	1.87	(0.33)	—	(0.33)

Select Class
Year Ended June 30, 2014	16.06	0.31	(f)	2.39	2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34	(f)	1.59	1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33	(f)	(0.30)	0.03	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2011	12.17	0.33	(f)	2.73	3.06	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2010	10.62	0.32	(f)	1.54	1.86	(0.31)	—	(0.31)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$18.00	16.96%	$949,827,525	0.29%	1.69%	0.56%	7%
16.03	13.23	524,850,362	0.29	2.03	0.58	14
14.50	0.30	304,654,425	0.29	2.29	0.59	13
14.81	25.08	166,459,484	0.29	2.27	0.59	13
12.15	17.26	44,106,099	0.30	2.39	0.60	28

17.95	16.18	36,336,181	0.94	1.05	1.06	7
16.00	12.54	20,270,701	0.94	1.41	1.08	14
14.48	(0.39)	9,094,758	0.94	1.65	1.09	13
14.80	24.25	5,333,896	0.94	1.60	1.09	13
12.15	16.52	1,719,801	0.94	1.71	1.09	28

17.95	16.61	194,791,393	0.54	1.45	0.81	7
16.00	13.01	90,656,793	0.54	1.86	0.83	14
14.47	0.03	48,206,399	0.54	2.05	0.85	13
14.79	24.75	11,214,211	0.54	2.02	0.84	13
12.14	16.90	3,425,091	0.54	1.88	0.86	28

18.05	17.25	1,768,679,204	0.04	1.97	0.16	7
16.07	13.54	684,782,838	0.04	2.25	0.18	14
14.53	0.53	261,570,481	0.04	2.55	0.19	13
14.84	25.39	90,629,871	0.04	2.43	0.19	13
12.17	17.49	41,093,300	0.04	2.78	0.19	28

18.04	17.10	592,406,545	0.19	1.78	0.31	7
16.06	13.39	348,288,801	0.19	2.15	0.33	14
14.52	0.32	235,342,053	0.19	2.36	0.34	13
14.84	25.22	127,173,268	0.19	2.29	0.34	13
12.17	17.43	47,707,002	0.19	2.54	0.34	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2014	$16.94	$0.28	(f)	$2.86	$3.14	$(0.48)	$(0.22)	$(0.70)
Year Ended June 30, 2013	15.05	0.32	(f)	1.94	2.26	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.51	0.31	(f)	(0.49)	(0.18)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.44	0.30	(f)	3.05	3.35	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.80	0.28	(f)	1.66	1.94	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.84	0.16	(f)	2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21	(f)	1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21	(f)	(0.48)	(0.27)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.39	0.21	(f)	3.04	3.25	(0.20)	—	(0.20)
Year Ended June 30, 2010	10.76	0.21	(f)	1.64	1.85	(0.22)	—	(0.22)

Class R2
Year Ended June 30, 2014	16.90	0.24	(f)	2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28	(f)	1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28	(f)	(0.50)	(0.22)	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.43	0.26	(f)	3.07	3.33	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.80	0.30	(f)	1.60	1.90	(0.27)	—	(0.27)

Institutional Class
Year Ended June 30, 2014	17.01	0.33	(f)	2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35	(f)	1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35	(f)	(0.50)	(0.15)	(0.31)	—	(0.31)
Year Ended June 30, 2011	12.48	0.33	(f)	3.08	3.41	(0.32)	—	(0.32)
Year Ended June 30, 2010	10.83	0.32	(f)	1.66	1.98	(0.33)	—	(0.33)

Select Class
Year Ended June 30, 2014	16.98	0.30	(f)	2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31	(f)	1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32	(f)	(0.49)	(0.17)	(0.29)	—	(0.29)
Year Ended June 30, 2011	12.46	0.32	(f)	3.06	3.38	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.81	0.29	(f)	1.67	1.96	(0.31)	—	(0.31)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$19.38	18.75%	$1,111,610,185	0.29%	1.54%	0.56%	10%
16.94	15.12	626,316,366	0.29	1.93	0.59	21
15.05	(1.07)	357,065,620	0.29	2.14	0.60	15
15.51	27.05	203,411,734	0.29	2.05	0.60	12
12.44	17.85	75,407,042	0.30	2.11	0.61	26

19.25	17.96	39,005,729	0.94	0.87	1.06	10
16.84	14.30	25,631,541	0.94	1.27	1.09	21
14.98	(1.69)	14,941,472	0.94	1.47	1.10	15
15.44	26.30	10,145,113	0.94	1.39	1.10	12
12.39	17.17	2,856,215	0.94	1.61	1.11	26

19.33	18.48	259,005,839	0.54	1.32	0.81	10
16.90	14.76	116,048,480	0.54	1.72	0.84	21
15.03	(1.32)	51,533,094	0.54	1.93	0.85	15
15.50	26.84	8,835,558	0.54	1.71	0.86	12
12.43	17.51	879,610	0.55	2.34	0.86	26

19.46	19.00	2,102,751,164	0.04	1.80	0.16	10
17.01	15.39	1,036,751,950	0.04	2.15	0.19	21
15.11	(0.83)	520,099,078	0.04	2.37	0.20	15
15.57	27.41	323,775,695	0.04	2.24	0.20	12
12.48	18.17	197,110,956	0.04	2.47	0.21	26

19.42	18.81	781,446,585	0.19	1.64	0.31	10
16.98	15.25	470,179,084	0.19	1.92	0.34	21
15.08	(0.98)	458,655,221	0.19	2.21	0.35	15
15.54	27.21	363,287,639	0.19	2.16	0.35	12
12.46	18.04	107,455,592	0.19	2.27	0.36	26

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2014	$16.15	$0.25	(f)	$2.95	$3.20	$(0.45)	$(0.34)	$(0.79)
Year Ended June 30, 2013	14.17	0.28	(f)	2.06	2.34	(0.33)	(0.03)	(0.36)
Year Ended June 30, 2012	14.73	0.27	(f)	(0.54)	(0.27)	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2011	11.68	0.26	(f)	3.09	3.35	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2010	10.17	0.23	(f)	1.54	1.77	(0.26)	—	(0.26)

Class C
Year Ended June 30, 2014	16.08	0.13	(f)	2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18	(f)	2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18	(f)	(0.53)	(0.35)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.66	0.17	(f)	3.08	3.25	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2010	10.15	0.18	(f)	1.51	1.69	(0.18)	—	(0.18)

Class R2
Year Ended June 30, 2014	16.12	0.21	(f)	2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25	(f)	2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24	(f)	(0.54)	(0.30)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2011	11.68	0.23	(f)	3.09	3.32	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2010	10.17	0.19	(f)	1.55	1.74	(0.23)	—	(0.23)

Institutional Class
Year Ended June 30, 2014	16.21	0.30	(f)	2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32	(f)	2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31	(f)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.72	0.28	(f)	3.11	3.39	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2010	10.19	0.29	(f)	1.52	1.81	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2014	16.21	0.26	(f)	2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30	(f)	2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28	(f)	(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.72	0.26	(f)	3.11	3.37	(0.24)	(0.07)	(0.31)
Year Ended June 30, 2010	10.19	0.26	(f)	1.54	1.80	(0.27)	—	(0.27)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$18.56	20.12%	$725,647,849	0.29%	1.39%	0.57%	8%
16.15	16.62	380,599,455	0.29	1.81	0.61	13
14.17	(1.71)	204,636,229	0.29	1.98	0.61	14
14.73	28.87	104,259,153	0.29	1.87	0.62	12
11.68	17.28	30,438,063	0.30	1.89	0.62	34

18.46	19.30	22,282,103	0.94	0.74	1.07	8
16.08	15.85	13,673,242	0.94	1.14	1.11	13
14.12	(2.32)	7,450,619	0.94	1.33	1.11	14
14.68	27.96	4,348,234	0.94	1.22	1.12	12
11.66	16.61	882,071	0.94	1.45	1.12	34

18.52	19.84	159,581,426	0.54	1.17	0.82	8
16.12	16.32	64,440,577	0.54	1.64	0.86	13
14.15	(1.97)	32,627,384	0.54	1.74	0.87	14
14.72	28.55	4,870,838	0.54	1.64	0.87	12
11.68	17.02	617,460	0.55	1.55	0.88	34

18.64	20.43	1,342,987,195	0.04	1.69	0.17	8
16.21	16.82	441,806,897	0.04	2.01	0.21	13
14.23	(1.41)	160,986,570	0.04	2.25	0.21	14
14.78	29.13	57,672,721	0.04	2.02	0.22	12
11.72	17.70	23,662,001	0.04	2.36	0.21	34

18.63	20.21	436,679,753	0.19	1.50	0.32	8
16.21	16.66	235,978,216	0.19	1.94	0.36	13
14.23	(1.55)	157,650,585	0.19	2.05	0.36	14
14.78	28.96	88,391,472	0.19	1.87	0.37	12
11.72	17.53	33,950,117	0.19	2.12	0.36	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2014	$17.14	$0.25	(f)	$3.26	$3.51	$(0.49)	$(0.23)	$(0.72)
Year Ended June 30, 2013	14.96	0.29	(f)	2.24	2.53	(0.35)	—	(0.35)
Year Ended June 30, 2012	15.49	0.28	(f)	(0.57)	(0.29)	(0.24)	—	(0.24)
Year Ended June 30, 2011	12.24	0.27	(f)	3.24	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.64	0.25	(f)	1.64	1.89	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2014	17.00	0.13	(f)	3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18	(f)	2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18	(f)	(0.55)	(0.37)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.17	0.18	(f)	3.22	3.40	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.60	0.18	(f)	1.62	1.80	(0.23)	—	(0.23)

Class R2
Year Ended June 30, 2014	17.09	0.21	(f)	3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26	(f)	2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25	(f)	(0.57)	(0.32)	(0.22)	—	(0.22)
Year Ended June 30, 2011	12.22	0.21	(f)	3.26	3.47	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.63	0.25	(f)	1.60	1.85	(0.26)	—	(0.26)

Institutional Class
Year Ended June 30, 2014	17.21	0.30	(f)	3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33	(f)	2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32	(f)	(0.57)	(0.25)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.28	0.30	(f)	3.27	3.57	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.67	0.29	(f)	1.64	1.93	(0.32)	—	(0.32)

Select Class
Year Ended June 30, 2014	17.18	0.27	(f)	3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28	(f)	2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29	(f)	(0.56)	(0.27)	(0.26)	—	(0.26)
Year Ended June 30, 2011	12.26	0.29	(f)	3.25	3.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.66	0.26	(f)	1.65	1.91	(0.31)	—	(0.31)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$19.93	20.71%	$793,106,767	0.29%	1.34%	0.59%	9%
17.14	17.07	448,919,625	0.29	1.77	0.63	22
14.96	(1.77)	245,722,474	0.29	1.94	0.64	14
15.49	28.80	147,557,932	0.29	1.84	0.62	13
12.24	17.71	50,346,674	0.30	1.92	0.65	28

19.76	19.97	27,191,674	0.94	0.67	1.09	9
17.00	16.22	17,539,682	0.94	1.14	1.13	22
14.86	(2.36)	10,162,186	0.94	1.27	1.14	14
15.39	28.01	6,969,911	0.94	1.20	1.12	13
12.17	16.90	2,312,972	0.94	1.42	1.15	28

19.86	20.40	172,440,254	0.54	1.12	0.84	9
17.09	16.80	78,247,889	0.54	1.56	0.88	22
14.92	(2.02)	36,941,195	0.54	1.70	0.90	14
15.46	28.51	6,141,245	0.54	1.42	0.88	13
12.22	17.37	688,424	0.55	1.97	0.90	28

20.02	21.02	1,514,714,606	0.04	1.61	0.19	9
17.21	17.34	721,292,751	0.04	1.99	0.23	22
15.02	(1.53)	381,880,090	0.04	2.17	0.24	14
15.55	29.15	261,763,562	0.04	2.04	0.22	13
12.28	18.03	160,990,713	0.04	2.29	0.24	28

19.98	20.83	552,836,747	0.19	1.45	0.34	9
17.18	17.20	312,754,826	0.19	1.74	0.38	22
14.99	(1.67)	307,088,155	0.19	2.02	0.39	14
15.52	28.96	232,478,416	0.19	1.97	0.37	13
12.26	17.79	53,196,919	0.19	2.05	0.40	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2014	$16.29	$0.24	(f)	$3.07	$3.31	$(0.45)	$(0.32)	$(0.77)
Year Ended June 30, 2013	14.23	0.27	(f)	2.14	2.41	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2012	14.77	0.27	(f)	(0.54)	(0.27)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2011	11.81	0.26	(f)	3.10	3.36	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2010	10.27	0.24	(f)	1.55	1.79	(0.25)	—	(0.25)

Class C
Year Ended June 30, 2014	16.24	0.12	(f)	3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17	(f)	2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18	(f)	(0.53)	(0.35)	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2011	11.81	0.19	(f)	3.08	3.27	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.28	0.22	(f)	1.49	1.71	(0.18)	—	(0.18)

Class R2
Year Ended June 30, 2014	16.26	0.20	(f)	3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25	(f)	2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24	(f)	(0.54)	(0.30)	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2011	11.81	0.23	(f)	3.09	3.32	(0.20)	(0.17)	(0.37)
Year Ended June 30, 2010	10.28	0.23	(f)	1.52	1.75	(0.22)	—	(0.22)

Institutional Class
Year Ended June 30, 2014	16.34	0.30	(f)	3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31	(f)	2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31	(f)	(0.54)	(0.23)	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2011	11.84	0.28	(f)	3.12	3.40	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2010	10.29	0.29	(f)	1.53	1.82	(0.27)	—	(0.27)

Select Class
Year Ended June 30, 2014	16.34	0.26	(f)	3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30	(f)	2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28	(f)	(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2011	11.84	0.27	(f)	3.10	3.37	(0.24)	(0.17)	(0.41)
Year Ended June 30, 2010	10.29	0.26	(f)	1.55	1.81	(0.26)	—	(0.26)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$18.83	20.68%	$393,004,238	0.29%	1.34%	0.62%	8%
16.29	17.10	195,534,833	0.29	1.77	0.66	11
14.23	(1.68)	97,150,663	0.29	1.97	0.66	11
14.77	28.68	44,721,790	0.29	1.82	0.68	11
11.81	17.31	10,913,187	0.30	1.89	0.67	42

18.76	19.91	12,377,129	0.94	0.70	1.12	8
16.24	16.31	6,672,821	0.94	1.11	1.16	11
14.20	(2.29)	3,188,443	0.94	1.30	1.15	11
14.74	27.82	1,782,177	0.94	1.34	1.18	11
11.81	16.57	197,843	0.94	1.81	1.17	42

18.79	20.41	93,369,236	0.54	1.12	0.87	8
16.26	16.80	36,478,073	0.54	1.59	0.91	11
14.21	(1.94)	18,099,079	0.54	1.71	0.93	11
14.76	28.34	2,197,468	0.54	1.59	0.93	11
11.81	16.94	256,788	0.56	1.90	0.93	42

18.90	21.02	800,474,522	0.04	1.64	0.22	8
16.34	17.39	232,443,865	0.04	1.95	0.27	11
14.27	(1.45)	80,127,469	0.04	2.22	0.26	11
14.81	28.96	32,109,107	0.04	2.01	0.28	11
11.84	17.62	11,600,516	0.04	2.38	0.26	42

18.89	20.79	233,540,430	0.19	1.45	0.37	8
16.34	17.23	106,990,895	0.19	1.89	0.41	11
14.27	(1.53)	64,581,494	0.19	2.03	0.40	11
14.80	28.71	34,397,929	0.19	1.90	0.43	11
11.84	17.46	9,135,086	0.19	2.13	0.42	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2014	$16.28	$0.24	(f)	$3.08	$3.32	$(0.46)	$(0.35)	$(0.81)
Year Ended June 30, 2013	14.23	0.28	(f)	2.11	2.39	(0.32)	(0.02)	(0.34)
Year Ended June 30, 2012	14.79	0.27	(f)	(0.55)	(0.28)	(0.23)	(0.05)	(0.28)
Year Ended June 30, 2011	11.85	0.26	(f)	3.16	3.42	(0.24)	(0.24)	(0.48)
Year Ended June 30, 2010	10.29	0.25	(f)	1.57	1.82	(0.26)	—	(0.26)

Class C
Year Ended June 30, 2014	16.22	0.12	(f)	3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18	(f)	2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18	(f)	(0.54)	(0.36)	(0.15)	(0.05)	(0.20)
Year Ended June 30, 2011	11.83	0.17	(f)	3.15	3.32	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.28	0.17	(f)	1.56	1.73	(0.18)	—	(0.18)

Class R2
Year Ended June 30, 2014	16.25	0.20	(f)	3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25	(f)	2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25	(f)	(0.55)	(0.30)	(0.21)	(0.05)	(0.26)
Year Ended June 30, 2011	11.84	0.21	(f)	3.17	3.38	(0.21)	(0.24)	(0.45)
Year Ended June 30, 2010	10.28	0.17	(f)	1.62	1.79	(0.23)	—	(0.23)

Institutional Class
Year Ended June 30, 2014	16.34	0.29	(f)	3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31	(f)	2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31	(f)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.88	0.28	(f)	3.18	3.46	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2010	10.31	0.29	(f)	1.56	1.85	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2014	16.33	0.26	(f)	3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28	(f)	2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28	(f)	(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.88	0.27	(f)	3.16	3.43	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2010	10.30	0.26	(f)	1.59	1.85	(0.27)	—	(0.27)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate (e)

$18.79	20.67%	$308,249,235	0.29%	1.36%	0.66%	8%
16.28	16.98	153,506,488	0.29	1.80	0.70	15
14.23	(1.70)	69,795,977	0.29	1.96	0.68	11
14.79	29.06	34,342,393	0.29	1.82	0.68	16
11.85	17.56	8,152,363	0.30	1.98	0.74	29

18.70	19.85	12,185,639	0.94	0.70	1.15	8
16.22	16.27	7,056,864	0.94	1.19	1.19	15
14.18	(2.31)	3,703,376	0.94	1.27	1.18	11
14.74	28.20	1,754,369	0.94	1.16	1.19	16
11.83	16.80	240,978	0.94	1.39	1.24	29

18.74	20.33	77,289,835	0.54	1.12	0.91	8
16.25	16.67	31,554,095	0.54	1.59	0.94	15
14.21	(1.88)	16,196,277	0.54	1.82	0.95	11
14.77	28.68	2,735,582	0.54	1.47	0.92	16
11.84	17.30	1,008,870	0.54	1.35	1.01	29

18.87	20.99	563,630,591	0.04	1.62	0.26	8
16.34	17.25	225,551,927	0.04	1.96	0.30	15
14.28	(1.40)	82,923,018	0.04	2.20	0.28	11
14.83	29.34	37,596,367	0.04	2.00	0.26	16
11.88	17.88	15,656,125	0.04	2.34	0.33	29

18.85	20.78	234,064,007	0.19	1.44	0.41	8
16.33	17.18	115,467,767	0.19	1.81	0.44	15
14.26	(1.61)	76,266,132	0.19	2.05	0.43	11
14.82	29.08	43,244,532	0.19	1.87	0.42	16
11.88	17.85	12,003,852	0.19	2.13	0.49	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2014	$17.48	$0.25	(h)	$3.39	$3.64	$(0.50)	$(0.01)	$(0.51)
Year Ended June 30, 2013	15.24	0.29	(h)	2.27	2.56	(0.31)	(0.01)	(0.32)
January 31, 2012 (i) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2014	17.48	0.12	(h)	3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (i) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2014	17.48	0.21	(h)	3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (i) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Institutional Class
Year Ended June 30, 2014	17.50	0.30	(h)	3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012 (i) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2014	17.50	0.26	(h)	3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012 (i) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)

$20.61	21.02%	$32,181,731	0.29%	1.29%	0.65%	49%
17.48	16.94	5,900,363	0.29	1.66	0.72	17
15.24	2.03	400,107	0.29	2.30	2.32	19

20.59	20.24	904,749	0.94	0.60	1.15	49
17.48	16.19	210,550	0.94	1.15	1.30	17
15.25	1.79	51,943	0.94	0.70	2.57	19

20.59	20.67	9,989,630	0.54	1.05	0.90	49
17.48	16.72	1,713,490	0.54	1.38	0.97	17
15.24	1.91	73,253	0.54	1.26	2.35	19

20.64	21.30	72,803,481	0.04	1.55	0.26	49
17.50	17.29	6,795,403	0.04	1.85	0.32	17
15.24	2.10	71,866	0.04	1.69	1.69	19

20.64	21.14	16,530,124	0.19	1.35	0.40	49
17.50	17.06	3,596,206	0.19	1.69	0.49	17
15.25	2.10	881,929	0.19	1.46	1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

JPMorgan SmartRetirement® Income Fund acquired all of the assets and liabilities of JPMorgan SmartRetirement® 2010 Fund in a reorganization on June 20, 2014.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Futures and options are generally valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,718,699,955	$7,427,249	$—	$1,726,127,204

Appreciation in Other Financial Instruments
Futures Contracts	$827,199	$—	$—	$827,199

Depreciation in Other Financial Instruments
Futures Contracts	$(500,930)	$—	$—	$(500,930)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,084,044,961	$8,403,202	$—	$2,092,448,163

Appreciation in Other Financial Instruments
Futures Contracts	$1,060,192	$—	$—	$1,060,192

Depreciation in Other Financial Instruments
Futures Contracts	$(267,483)	$—	$—	$(267,483)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,360,104,413	$22,031,504	$—	$4,382,135,917

Appreciation in Other Financial Instruments
Futures Contracts	$3,089,734	$—	$—	$3,089,734

Depreciation in Other Financial Instruments
Futures Contracts	$(766,460)	$—	$—	$(766,460)

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,467,432,188	$22,947,398	$—	$3,490,379,586

Appreciation in Other Financial Instruments
Futures Contracts	$3,515,022	$—	$—	$3,515,022

Depreciation in Other Financial Instruments
Futures Contracts	$(604,314)	$—	$—	$(604,314)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,175,617,788	$35,479,630	$—	$4,211,097,418

Appreciation in Other Financial Instruments
Futures Contracts	$5,372,420	$—	$—	$5,372,420

Depreciation in Other Financial Instruments
Futures Contracts	$(1,358,298)	$—	$—	$(1,358,298)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,632,394,534	$20,875,375	$—	$2,653,269,909

Appreciation in Other Financial Instruments
Futures Contracts	$3,566,869	$—	$—	$3,566,869

Depreciation in Other Financial Instruments
Futures Contracts	$(612,098)	$—	$—	$(612,098)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,976,875,843	$25,204,601	$—	$3,002,080,444

Appreciation in Other Financial Instruments
Futures Contracts	$4,070,609	$—	$—	$4,070,609

Depreciation in Other Financial Instruments
Futures Contracts	$(722,042)	$—	$—	$(722,042)

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,496,009,973	$11,826,543	$—	$1,507,836,516

Appreciation in Other Financial Instruments
Futures Contracts	$2,025,635	$—	$—	$2,025,635

Depreciation in Other Financial Instruments
Futures Contracts	$(361,713)	$—	$—	$(361,713)

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,156,659,405	$9,369,145	$—	$1,166,028,550

Appreciation in Other Financial Instruments
Futures Contracts	$1,439,013	$—	$—	$1,439,013

Depreciation in Other Financial Instruments
Futures Contracts	$(324,417)	$—	$—	$(324,417)

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$128,920,650	$75,073	$—	$128,995,723

Appreciation in Other Financial Instruments
Futures Contracts	$336	$—	$—	$336

Depreciation in Other Financial Instruments
Futures Contracts	$(113)	$—	$—	$(113)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Futures Contracts — The Funds use treasury, index and currency futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

The use of futures contracts exposes the Funds to equity price and interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ (depreciation) on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended June 30, 2014:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$38,419,661	$28,572,209
Interest Rate	15,959,174	36,215,306

Short Futures Contracts:
Equity	13,783,795	17,572,364
Interest Rate	32,026,918	47,905,625

JPMorgan SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	66,259,219	31,464,800
Interest Rate	15,633,704	42,189,700

Short Futures Contracts:
Equity	24,096,969	21,477,334
Interest Rate	65,734,683	75,008,555

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	235,801,044	193,173,862
Interest Rate	42,630,719	115,340,329

Short Futures Contracts:
Equity	47,726,604	40,198,219
Interest Rate	144,861,157	162,261,492

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	222,819,003	194,746,383
Interest Rate	47,968,387	102,526,135

Short Futures Contracts:
Equity	51,801,050	46,859,638
Interest Rate	165,875,950	177,804,883

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	353,656,547	303,392,950
Interest Rate	77,256,691	185,213,347

Short Futures Contracts:
Equity	89,803,883	79,937,029
Interest Rate	274,955,364	307,274,157

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	205,210,028	186,802,052
Interest Rate	43,462,941	114,431,879

Short Futures Contracts:
Equity	50,693,775	47,319,046
Interest Rate	156,218,669	179,235,515

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	251,129,510	217,514,125
Interest Rate	55,364,124	126,448,725

Short Futures Contracts:
Equity	62,982,589	56,622,062
Interest Rate	198,244,830	209,178,359

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	$109,388,628	$105,285,103
Interest Rate	23,693,956	63,056,074

Short Futures Contracts:
Equity	26,994,157	25,726,860
Interest Rate	84,819,996	101,274,234

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	90,293,530	84,164,255
Interest Rate	19,836,353	50,126,211

Short Futures Contracts:
Equity	22,333,980	20,788,221
Interest Rate	70,925,217	82,336,117

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	420,560	—
Interest Rate	536,699	477,844

Short Futures Contracts:
Equity	390,480	390,480
Interest Rate	—	—

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$525,241
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	301,958

Total		$827,199

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(240,539)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(260,391)

Total		$(500,930)

JPMorgan SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$776,648
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	283,544

Total		$1,060,192

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(32,530)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(234,953)

Total		$(267,483)

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

JPMorgan SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,665,811
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,423,923

Total		$3,089,734

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(287,552)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(478,908)

Total		$(766,460)

JPMorgan SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Appreciation	$1,897,494
Equity contracts	Payables, Net Assets — Unrealized Appreciation	1,617,528

Total		$3,515,022

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(56,316)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(547,998)

Total		$(604,314)

JPMorgan SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,142,328
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,230,092

Total		$5,372,420

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(413,090)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(945,208)

Total		$(1,358,298)

JPMorgan SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,941,491
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,625,378

Total		$3,566,869

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(133,190)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(478,908)

Total		$(612,098)

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,211,240
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,859,369

Total		$4,070,609

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(109,933)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(612,109)

Total		$(722,042)

JPMorgan SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,066,040
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	959,595

Total		$2,025,635

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(82,043)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(279,670)

Total		$(361,713)

JPMorgan SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$848,594
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	590,419

Total		$1,439,013

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(87,267)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(237,150)

Total		$(324,417)

JPMorgan SmartRetirement 2055 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$336
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$336

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(113)

Total		$(113)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2014, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(451,647)
Equity contracts	3,604,382

Total	$3,152,735

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(8,535)
Equity contracts	(34,629)

Total	$(43,164)

JPMorgan SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(999,079)
Equity contracts	5,955,766

Total	$4,956,687

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$398,256
Equity contracts	(42,632)

Total	$355,624

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(2,921,502)
Equity contracts	31,443,267

Total	$28,521,765

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$766,656
Equity contracts	1,016,191

Total	$1,782,847

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(2,647,382)
Equity contracts	26,552,471

Total	$23,905,089

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,225,046
Equity contracts	864,310

Total	$2,089,356

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(3,620,760)
Equity contracts	41,897,165

Total	$38,276,405

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,255,350
Equity contracts	723,995

Total	$1,979,345

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(2,127,141)
Equity contracts	23,476,234

Total	$21,349,093

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,061,753
Equity contracts	813,702

Total	$1,875,455

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(2,653,507)
Equity contracts	29,914,625

Total	$27,261,118

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,138,629
Equity contracts	1,103,794

Total	$2,242,423

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(1,055,690)
Equity contracts	12,842,967

Total	$11,787,277

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$633,323
Equity contracts	541,436

Total	$1,174,759

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$(859,867)
Equity contracts	10,542,927

Total	$9,683,060

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$452,390
Equity contracts	122,218

Total	$574,608

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,827
Equity contracts	(53,374)

Total	$(51,547)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contract:	Futures Contracts
Interest rate contracts	$336
Equity contracts	(113)

Total	$223

The Funds’ derivatives contracts held at June 30, 2014 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations. The Funds do isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges and mergers between certain share classes of the Underlying Funds. Such exchanges and mergers are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds:

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$9,259,772	$7,968,722	$6,120,000	$(573,172)	$864	808,897	$11,478,255
JPMorgan Core Bond Fund, Class R6 Shares	214,163,598	308,227,154	—	1,476,676	8,586,495	45,139,349	529,484,560
JPMorgan Corporate Bond Fund, Class R6 Shares	29,441,761	37,697,041	—	—	1,218,680	6,934,721	69,693,945
JPMorgan Disciplined Equity Fund, Class R6 Shares	65,391,393	92,691,478	—	5,410,448	1,724,442	8,230,583	196,299,414
JPMorgan Emerging Economies Fund, Class R5 Shares	8,511,484	10,376,617	1,500,000	(139,376)	134,247	1,349,497	18,542,090
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	23,834,754	24,673,388	15,250,000	(569,644)	863,600	4,027,872	34,961,932
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	16,352,080	—	—	—	866,975	21,344,929
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	10,787,306	1,899,502	10,972,440	(152,970)	99,502	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	8,993,854	12,065,701	8,632,500	(794,264)	—	1,288,146	12,636,712
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	60,945,642	—	—	588,800	6,062,255	61,350,023
JPMorgan Floating Rate Income Fund, Select Class Shares	18,000,000	18,281,153	36,281,153	22,200	735,960	—	—
JPMorgan Growth Advantage Fund, Class R5 Shares	18,130,772	18,847,723	—	1,230,801	—	3,380,510	49,456,856
JPMorgan High Yield Fund, Class R6 Shares	64,639,722	63,403,033	32,450,000	2,113,674	4,576,129	12,197,753	99,533,662
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	37,632,886	47,500,846	—	60,236	751,081	8,163,403	86,858,613
JPMorgan International Equity Fund, Class R6 Shares	19,638,966	16,593,899	—	—	973,498	2,629,321	43,278,621
JPMorgan International Opportunities Fund, Class R6 Shares	19,877,821	17,939,864	—	—	302,955	2,828,024	46,040,237
JPMorgan International Realty Fund, Class R5 Shares	8,201,306	2,144,550	8,200,000	823,497	273,038	333,520	3,561,995
JPMorgan Intrepid America Fund, Class R5 Shares	15,509,050	12,999,892	—	—	204,990	1,008,267	37,850,335
JPMorgan Intrepid International Fund, Institutional Class Shares	12,859,630	14,255,718	—	—	227,549	1,525,884	32,501,337

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Income Fund (continued)
JPMorgan Mid Cap Core Fund, Class R6 Shares	$11,727,181	$4,025,154	$14,190,764	$1,955,007	$70,147	—	$—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	23,796,179	—	—	30,131	637,620	28,788,544
JPMorgan Prime Money Market Fund, Institutional Class Shares	72,426,404	461,794,364	379,973,204	1,085	17,668	154,247,565	154,247,565
JPMorgan Real Return Fund, Institutional Class Shares	18,943,288	11,699,458	10,000,000	(587,920)	109,822	2,115,221	21,702,162
JPMorgan Realty Income Fund, Class R5 Shares	10,824,951	37,414,965	8,898,628	585,636	74,003	3,087,799	40,203,142
JPMorgan Small Cap Equity Fund, Class R5	2,025,560	3,957,004	—	108,927	12,845	139,439	7,234,108
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,922,442	1,579,228	—	301,172	—	347,520	5,292,735
JPMorgan Small Cap Value Fund, Class R6 Shares	2,857,920	4,036,926	—	76,831	35,079	280,895	8,238,650
JPMorgan U.S. Equity Fund, Class R6 Shares	8,389,836	12,437,398	—	636,517	177,985	1,690,410	25,322,342
JPMorgan Value Advantage Fund, Institutional Class Shares	22,088,546	17,593,158	—	626,649	230,085	1,733,776	50,816,982

Total	$737,080,203			$12,612,010	$22,019,595		$1,696,719,746

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$9,122,928	$1,153	$—	$—	$1,153	690,694	$9,800,946
JPMorgan Core Bond Fund, Class R6 Shares	376,138,410	276,840,011	—	2,685,086	14,954,925	56,000,759	656,888,906
JPMorgan Corporate Bond Fund, Class R6 Shares	49,674,112	30,816,738	—	—	2,116,738	8,400,192	84,421,931
JPMorgan Disciplined Equity Fund, Class R6 Shares	118,682,574	107,451,313	11,500,000	10,903,016	2,785,756	10,314,111	245,991,542
JPMorgan Emerging Economies Fund, Class R5 Shares	25,419,264	10,472,483	7,000,000	(566,690)	472,483	2,278,698	31,309,310
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	39,551,863	19,789,049	20,000,000	(1,230,767)	1,389,049	4,657,711	40,428,935
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	30,219,204	—	—	—	1,512,631	37,240,976
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	29,735,071	5,778,794	31,719,204	(542,031)	278,794	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	13,622,281	13,300,000	13,073,750	(1,077,085)	—	1,439,043	14,117,013

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2015 Fund (continued)
JPMorgan Floating Rate Income Fund, Class R6 Shares	$—	$56,312,965	$—	$—	$721,799	5,589,685	$56,567,612
JPMorgan Floating Rate Income, Select Class Shares	20,000,000	32,429,633	52,429,633	24,969	891,197	—	—
JPMorgan Growth Advantage Fund, Class R5 Shares	42,115,972	22,540,887	—	2,540,887	—	5,275,100	77,174,719
JPMorgan High Yield Fund, Class R6 Shares	96,578,944	72,700,772	56,900,000	3,544,890	7,244,516	13,996,263	114,209,505
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	40,419,624	36,519,842	—	71,618	898,225	7,373,730	78,456,486
JPMorgan International Equity Fund, Class R6 Shares	46,305,296	15,903,176	—	—	1,703,176	4,224,761	69,539,568
JPMorgan International Opportunities Fund, Class R6 Shares	46,325,051	12,548,286	—	—	698,286	4,252,512	69,230,892
JPMorgan International Realty Fund, Class R5 Shares	16,407,905	546,252	13,800,000	831,308	546,252	427,161	4,562,076
JPMorgan Intrepid America Fund, Class R5 Shares	40,555,094	14,152,774	—	—	652,774	1,783,641	66,957,882
JPMorgan Intrepid International Fund, Institutional Class Shares	23,013,079	13,854,729	—	—	454,729	1,999,569	42,590,822
JPMorgan Mid Cap Core Fund, Class R6 Shares	22,816,149	10,416,166	29,824,618	4,262,794	153,372	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	33,870,191	—	—	45,572	903,304	40,784,186
JPMorgan Prime Money Market Fund, Institutional Class Shares	36,080,357	614,867,205	551,323,569	828	13,058	99,623,994	99,623,994
JPMorgan Real Return Fund, Institutional Class Shares	20,391,635	8,221,447	8,500,000	(779,299)	144,217	2,004,366	20,564,798
JPMorgan Realty Income Fund, Class R5 Shares	27,999,092	48,623,384	16,950,000	783,585	307,796	4,654,956	60,607,530
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,584,205	3,501,408	—	448,516	52,892	199,179	10,333,424
JPMorgan Small Cap Growth Fund, Class R6 Shares	6,962,711	4,517,542	—	717,542	—	811,729	12,362,626
JPMorgan Small Cap Value Fund, Class R6 Shares	6,906,296	243,675	—	185,665	58,010	286,587	8,405,598
JPMorgan U.S. Equity Fund, Class R6 Shares	33,966,568	11,326,345	4,800,000	3,176,936	496,933	3,153,655	47,241,750
JPMorgan Value Advantage Fund, Institutional Class Shares	48,983,498	11,085,782	—	1,525,623	560,159	2,404,044	70,462,532

Total	$1,243,357,979			$27,507,391	$37,641,861		$2,069,875,559

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$3,986,720	$504	$—	$—	$504	301,833	$4,283,013
JPMorgan Core Bond Fund, Class R6 Shares	712,923,427	610,562,338	7,000,000	4,923,719	29,444,257	112,950,575	1,324,910,246
JPMorgan Corporate Bond Fund, Class R6 Shares	97,580,955	70,164,341	—	—	4,164,341	17,457,497	175,447,850
JPMorgan Disciplined Equity Fund, Class R6 Shares	205,739,673	223,993,568	36,600,000	20,999,023	5,131,745	18,896,856	450,690,016
JPMorgan Emerging Economies Fund, Class R5 Shares	77,118,245	28,647,509	14,000,000	(2,017,699)	1,397,509	7,282,612	100,063,086
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	69,805,591	47,334,105	39,600,000	(2,237,132)	2,534,105	9,183,494	79,712,732
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	108,412,518	—	—	—	5,134,619	126,414,331
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	95,861,882	20,561,774	108,912,520	(1,660,138)	911,774	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	24,910,704	21,000,000	23,735,950	(1,932,424)	—	2,314,331	22,703,586
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	39,903,999	—	—	517,673	3,953,830	40,012,755
JPMorgan Floating Rate Income Fund, Select Class Shares	10,000,000	21,688,828	31,688,828	11,454	474,872	—	—
JPMorgan Growth Advantage Fund, Class R5 Shares	116,220,015	55,199,226	—	6,949,226	—	14,040,760	205,416,316
JPMorgan High Yield Fund, Class R6 Shares	171,410,288	128,592,045	94,500,000	6,156,666	13,060,446	25,563,678	208,599,611
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	20,330,101	29,595,472	—	42,805	552,667	4,784,776	50,910,019
JPMorgan International Equity Fund, Class R6 Shares	123,294,360	60,248,909	—	—	4,948,909	12,356,800	203,392,930
JPMorgan International Opportunities Fund, Class R6 Shares	119,836,799	50,378,558	—	—	1,878,558	12,190,966	198,468,927
JPMorgan International Realty Fund, Class R5 Shares	37,308,696	12,919,023	40,700,000	2,591,936	1,419,023	1,269,107	13,554,068
JPMorgan Intrepid America Fund, Class R5 Shares	112,810,697	55,823,791	—	—	1,823,791	5,445,870	204,437,951
JPMorgan Intrepid International Fund, Institutional Class Shares	61,010,827	38,674,609	—	—	1,174,609	5,390,797	114,823,979
JPMorgan Mid Cap Core Fund, Class R6 Shares	64,798,710	25,586,016	81,157,142	11,665,875	420,141	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	89,277,839	—	—	120,698	2,380,187	107,465,427

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2020 Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$63,915,391	$1,174,405,746	$1,163,212,464	$1,413	$16,242	75,108,673	$75,108,673
JPMorgan Real Return Fund, Institutional Class Shares	10,190,053	108,426	—	32,296	76,130	1,035,077	10,619,890
JPMorgan Realty Income Fund, Class R5 Shares	71,869,584	111,945,133	18,500,000	238,324	1,037,250	13,107,305	170,657,113
JPMorgan Small Cap Equity Fund, Class R5 Shares	9,950,237	19,629,983	—	1,458,043	171,940	647,495	33,592,048
JPMorgan Small Cap Growth Fund, Class R6 Shares	18,849,883	9,942,575	—	1,942,575	—	2,032,524	30,955,337
JPMorgan Small Cap Value Fund, Class R6 Shares	18,808,815	9,685,837	—	505,647	180,190	1,105,932	32,436,992
JPMorgan U.S. Equity Fund, Class R6 Shares	103,237,763	59,344,965	—	9,470,013	1,774,952	12,360,000	185,152,803
JPMorgan Value Advantage Fund, Institutional Class Shares	123,283,154	35,621,478	—	4,111,770	1,509,708	6,348,097	186,062,727

Total	$2,545,052,570			$63,253,392	$74,742,034		$4,355,892,426

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$348,435,537	$489,010,911	$—	$2,974,449	$16,986,463	71,903,002	$843,422,210
JPMorgan Corporate Bond Fund, Class R6 Shares	48,889,136	53,600,248	—	—	2,400,248	10,656,159	107,094,398
JPMorgan Disciplined Equity Fund, Class R6 Shares	163,110,569	244,561,278	—	16,545,464	4,765,814	19,205,357	458,047,754
JPMorgan Emerging Economies Fund, Class R5 Shares	59,555,630	41,062,847	14,500,000	(1,487,394)	1,262,847	6,774,806	93,085,830
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	34,886,503	21,350,000	(1,529,563)	1,586,503	6,223,106	54,016,558
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	109,992,740	4,500,000	(301,075)	—	4,787,482	117,867,815
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	32,096,172	105,492,740	(1,269,114)	796,172	—	—

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2025 Fund (continued)
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	$12,676,635	$19,900,000	$16,201,040	$(749,567)	$—	1,740,104	$17,070,421
JPMorgan Growth Advantage Fund, Class R5 Shares	86,346,678	84,775,848	—	6,075,848	—	13,690,904	200,297,930
JPMorgan High Yield Fund, Class R6 Shares	111,538,142	107,015,681	63,700,000	3,912,451	9,153,222	19,236,857	156,972,756
JPMorgan International Equity Fund, Class R6 Shares	93,892,316	66,352,889	—	—	4,252,889	10,725,108	176,535,270
JPMorgan International Opportunities Fund, Class R6 Shares	94,606,358	60,496,866	—	—	1,646,866	10,956,943	178,379,026
JPMorgan International Realty Fund, Class R5 Shares	29,272,310	6,574,534	29,000,000	2,071,040	974,534	905,788	9,673,814
JPMorgan Intrepid America Fund, Class R5 Shares	87,996,779	63,559,972	—	—	1,559,972	4,855,009	182,257,046
JPMorgan Intrepid International Fund, Institutional Class Shares	44,729,067	68,025,359	—	—	1,025,359	5,873,788	125,111,690
JPMorgan Mid Cap Core Fund, Class R6 Shares	51,388,048	33,713,746	78,231,955	10,824,093	389,653	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	98,456,569	—	—	124,615	2,515,441	113,572,175
JPMorgan Prime Money Market Fund, Institutional Class Shares	35,006,207	1,102,965,854	1,085,364,117	782	10,896	52,607,944	52,607,944
JPMorgan Realty Income Fund, Class R5 Shares	51,639,746	103,612,621	6,850,000	746,160	929,820	11,834,811	154,089,237
JPMorgan Small Cap Equity Fund, Class R5 Shares	14,321,910	6,139,595	—	1,019,384	120,211	452,693	23,485,721
JPMorgan Small Cap Growth Fund, Class R6 Shares	12,105,330	15,552,755	—	1,552,755	—	1,922,820	29,284,548
JPMorgan Small Cap Value Fund, Class R6 Shares	12,927,739	9,063,670	—	422,019	141,651	847,113	24,845,814
JPMorgan U.S. Equity Fund, Class R6 Shares	83,882,502	67,572,386	—	7,888,988	1,583,398	11,411,582	170,945,499
JPMorgan Value Advantage Fund, Institutional Class Shares	92,844,380	62,097,699	—	3,362,938	1,234,761	6,099,240	178,768,732

Total	$1,649,781,558			$52,059,658	$50,945,894		$3,467,432,188

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$328,542,204	$402,326,444	$31,000,000	$1,578,868	$14,805,757	60,082,414	$704,766,718
JPMorgan Corporate Bond Fund, Class R6 Shares	44,385,430	47,711,206	—	—	2,061,206	9,549,284	95,970,305
JPMorgan Disciplined Equity Fund, Class R6 Shares	239,617,803	333,681,134	44,100,000	25,382,269	6,646,412	25,237,953	601,925,185
JPMorgan Emerging Economies Fund, Class R5 Shares	92,160,786	44,883,472	17,000,000	(1,656,018)	1,783,472	9,499,599	130,524,496
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	49,069,772	26,664,426	20,625,000	(1,802,068)	1,664,426	6,535,018	56,723,959
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	161,475,827	14,000,000	(774,319)	—	6,852,525	168,709,162
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	114,394,197	43,875,190	150,975,827	(2,105,273)	1,175,190	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	13,968,651	22,500,000	18,000,000	(963,978)	—	1,941,040	19,041,599
JPMorgan Growth Advantage Fund, Class R5 Shares	134,077,529	96,627,690	—	8,877,691	—	18,634,420	272,621,561
JPMorgan High Yield Fund, Class R6 Shares	151,928,105	106,996,896	78,300,000	4,837,004	11,341,010	22,462,272	183,292,140
JPMorgan International Equity Fund, Class R6 Shares	144,452,599	84,144,259	—	—	6,144,259	15,352,780	252,706,757
JPMorgan International Opportunities Fund, Class R6 Shares	146,374,456	75,757,573	—	—	2,357,573	15,771,365	256,757,818
JPMorgan International Realty Fund, Class R5 Shares	38,898,482	12,455,389	41,600,000	2,167,774	1,455,389	1,296,768	13,849,482
JPMorgan Intrepid America Fund, Class R5 Shares	131,812,871	76,692,068	—	—	2,192,068	6,724,045	252,420,658
JPMorgan Intrepid International Fund, Institutional Class Shares	71,582,080	57,931,618	—	—	1,631,618	7,003,796	149,180,864
JPMorgan Mid Cap Core Fund, Class R6 Shares	77,623,848	47,563,474	114,510,869	15,747,222	566,252	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	137,687,989	—	—	177,119	3,546,819	160,138,857
JPMorgan Prime Money Market Fund, Institutional Class Shares	66,236,727	1,138,015,362	1,142,522,210	1,273	13,611	61,729,879	61,729,879
JPMorgan Realty Income Fund, Class R5 Shares	80,485,950	135,041,870	16,750,000	737,124	1,318,614	15,755,762	205,140,015
JPMorgan Small Cap Equity Fund, Class R5 Shares	19,777,219	13,836,510	—	1,642,784	193,726	729,536	37,848,334
JPMorgan Small Cap Growth Fund, Class R6 Shares	22,128,295	2,280,431	—	2,280,431	—	1,737,001	26,454,520
JPMorgan Small Cap Value Fund, Class R6 Shares	17,943,666	14,017,400	—	607,640	209,760	1,229,702	36,067,157

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2030 Fund (continued)
JPMorgan U.S. Equity Fund, Class R6 Shares	$131,363,448	$87,201,062	$—	$11,875,028	$2,326,035	16,510,946	$247,333,975
JPMorgan Value Advantage Fund, Institutional Class Shares	146,082,266	62,234,547	—	4,925,913	1,808,634	8,270,704	242,414,347

Total	$2,262,906,384			$73,359,365	$59,872,131		$4,175,617,788

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$102,245,852	$195,030,699	$14,000,000	$519,241	$5,452,587	24,326,750	$285,352,773
JP Morgan Corporate Bond Fund, Class R6 Shares	14,478,529	18,822,853	—	—	822,853	3,486,736	35,041,694
JPMorgan Disciplined Equity Fund, Class R6 Shares	136,562,983	240,659,584	—	15,481,190	4,328,393	17,685,733	421,804,733
JPMorgan Emerging Economies Fund, Class R5 Shares	49,768,267	46,799,708	10,100,000	(1,270,564)	1,099,708	6,780,083	93,158,342
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	19,510,150	19,699,393	10,450,000	(736,733)	699,393	3,412,345	29,619,152
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	111,844,686	7,300,000	(507,365)	—	4,661,350	114,762,442
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	62,177,420	34,169,811	95,244,686	(961,558)	719,811	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	5,655,868	11,900,000	7,400,000	(371,889)	—	1,062,576	10,423,874
JPMorgan Growth Advantage Fund, Class R5 Shares	72,737,031	82,237,677	—	5,487,676	—	12,336,611	180,484,625
JPMorgan High Yield Fund, Class R6 Shares	70,092,249	71,648,323	34,200,000	2,582,071	6,024,414	13,369,640	109,096,265
JPMorgan International Equity Fund, Class R6 Shares	79,257,440	88,838,794	10,000,000	1,372	4,138,794	10,481,346	172,522,955
JPMorgan International Opportunities Fund, Class R6 Shares	79,525,072	73,771,971	—	—	1,471,971	10,713,485	174,415,537
JPMorgan International Realty Fund, Class R5 Shares	22,678,932	8,955,027	25,500,000	1,413,279	755,027	800,106	8,545,128
JPMorgan Intrepid America Fund, Class R5 Shares	78,284,681	66,013,418	—	—	1,413,418	4,596,545	172,554,311
JPMorgan Intrepid International Fund, Institutional Class Shares	42,245,466	67,797,174	5,000,000	65,827	997,174	5,509,618	117,354,870
JPMorgan Mid Cap Core Fund, Class R6 Shares	40,270,853	39,370,113	74,461,704	9,336,290	333,824	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	89,974,351	—	—	112,646	2,259,037	101,995,510

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2035 Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$25,040,636	$874,133,298	$846,457,292	$663	$7,994	52,716,642	$52,716,642
JPMorgan Realty Income Fund, Class R5 Shares	42,728,238	94,888,913	—	1,229,651	859,262	10,991,366	143,107,580
JPMorgan Small Cap Equity Fund, Class R5 Shares	11,903,628	11,963,129	—	950,984	112,145	514,005	26,666,577
JPMorgan Small Cap Growth Fund, Class R6 Shares	12,094,837	13,016,447	—	1,516,447	—	1,727,268	26,306,296
JPMorgan Small Cap Value Fund, Class R6 Shares	11,657,688	10,808,069	—	458,492	149,577	856,591	25,123,800
JPMorgan U.S. Equity Fund, Class R6 Shares	73,458,395	73,394,197	—	7,727,412	1,516,785	11,047,210	165,487,213
JPMorgan Value Advantage Fund, Institutional Class Shares	77,741,163	66,460,177	—	3,050,232	1,119,946	5,658,622	165,854,215

Total	$1,130,115,378			$45,972,718	$32,135,722		$2,632,394,534

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$103,609,185	$131,417,924	$12,000,000	$417,889	$4,684,738	19,151,026	$224,641,538
JPMorgan Corporate Bond Fund, Class R6 Shares	12,507,116	11,143,710	—	—	643,710	2,470,668	24,830,215
JPMorgan Disciplined Equity Fund, Class R6 Shares	194,384,527	253,550,406	31,000,000	20,939,291	5,296,036	19,827,894	472,895,262
JPMorgan Emerging Economies Fund, Class R5 Shares	72,212,601	49,733,625	21,400,000	(2,346,600)	1,433,625	7,947,718	109,201,644
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	19,783,024	29,319,435	18,550,000	(665,913)	819,435	3,580,991	31,082,998
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	125,937,465	4,600,000	(377,311)	—	5,573,930	137,230,155
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	87,851,324	31,796,517	115,437,466	(1,001,512)	896,517	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	9,861,161	10,000,000	9,000,000	(678,735)	—	1,140,023	11,183,629
JPMorgan Growth Advantage Fund, Class R5 Shares	106,558,509	87,291,668	—	7,341,668	—	15,557,685	227,608,929
JPMorgan High Yield Fund, Class R6 Shares	94,794,383	63,862,143	41,900,000	3,096,451	7,169,126	14,531,879	118,580,132
JPMorgan International Equity Fund, Class R6 Shares	113,785,311	79,843,073	—	—	5,193,072	12,960,705	213,333,200
JPMorgan International Opportunities Fund, Class R6 Shares	114,721,622	77,820,369	10,800,000	181,533	1,920,368	12,883,219	209,738,809

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2040 Fund (continued)
JPMorgan International Realty Fund, Class R5 Shares	$31,285,515	$6,041,558	$30,200,000	$861,224	$1,041,558	943,577	$10,077,401
JPMorgan Intrepid America Fund, Class R5 Shares	111,319,430	63,528,318	—	—	1,828,318	5,629,488	211,330,967
JPMorgan Intrepid International Fund, Institutional Class Shares	60,285,164	57,576,871	6,000,000	(9,792)	1,376,871	6,008,669	127,984,647
JPMorgan Mid Cap Core Fund, Class R6 Shares	58,878,372	39,499,558	90,173,797	11,727,811	421,747	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	101,706,503	—	—	132,707	2,628,791	118,689,928
JPMorgan Prime Money Market Fund, Institutional Class Shares	38,880,023	863,451,719	845,661,058	710	9,543	56,670,683	56,670,683
JPMorgan Realty Income Fund, Class R5 Shares	66,241,453	98,815,928	2,000,000	1,535,010	1,190,865	13,061,753	170,064,025
JPMorgan Small Cap Equity Fund, Class R5 Shares	12,576,953	16,846,764	—	1,025,796	120,968	628,752	32,619,674
JPMorgan Small Cap Growth Fund, Class R6 Shares	17,019,057	11,114,591	—	2,114,591	—	1,927,337	29,353,339
JPMorgan Small Cap Value Fund, Class R6 Shares	16,944,437	10,264,615	—	578,645	185,970	1,055,251	30,950,506
JPMorgan U.S. Equity Fund, Class R6 Shares	105,864,014	75,152,701	—	10,194,880	1,957,822	13,709,253	205,364,611
JPMorgan Value Advantage Fund, Institutional Class Shares	113,734,499	62,622,894	—	3,929,946	1,442,948	6,941,097	203,443,551

Total	$1,563,097,680			$58,865,582	$37,765,944		$2,976,875,843

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$37,713,383	$80,767,995	$8,000,000	$80,484	$2,094,668	9,482,085	$111,224,857
JPMorgan Corporate Bond Fund, Class R6 Shares	5,782,386	9,302,896	—	—	302,896	1,555,158	15,629,338
JPMorgan Disciplined Equity Fund, Class R6 Shares	71,342,625	143,062,753	—	8,656,995	2,455,758	10,029,465	239,202,751
JPMorgan Emerging Economies Fund, Class R5 Shares	26,285,758	34,071,055	9,000,000	(889,337)	621,055	4,013,876	55,150,659
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	8,118,417	13,184,434	6,600,000	(317,647)	334,434	1,731,288	15,027,577
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	67,184,853	3,000,000	(251,472)	—	2,818,330	69,387,283
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	32,417,136	20,998,268	53,684,852	(262,511)	398,268	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	3,490,632	5,000,000	3,200,000	(233,314)	—	552,462	5,419,656

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2045 Fund (continued)
JPMorgan Growth Advantage Fund, Class R5 Shares	$39,144,788	$53,144,289	$—	$3,094,289	$—	7,269,939	$106,359,207
JPMorgan High Yield Fund, Class R6 Shares	33,582,857	42,646,951	17,330,000	1,316,713	3,158,526	7,313,040	59,674,408
JPMorgan International Equity Fund, Class R6 Shares	41,545,454	55,758,185	3,000,000	3,650	2,408,185	6,200,838	102,065,788
JPMorgan International Opportunities Fund, Class R6 Shares	41,536,992	48,926,977	—	—	826,977	6,285,268	102,324,159
JPMorgan International Realty Fund, Class R5 Shares	11,102,698	13,463,054	19,700,000	880,725	463,054	611,385	6,529,589
JPMorgan Intrepid America Fund, Class R5 Shares	40,789,706	45,103,352	—	—	803,352	2,716,306	101,970,129
JPMorgan Intrepid International Fund, Institutional Class Shares	22,867,487	45,049,797	—	—	599,797	3,505,891	74,675,483
JPMorgan Mid Cap Core Fund, Class R6 Shares	21,472,776	23,544,165	42,369,194	5,255,373	188,792	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	52,233,609	—	—	64,415	1,296,599	58,541,461
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,722,610	563,335,316	553,494,039	278	4,254	26,563,887	26,563,887
JPMorgan Realty Income Fund, Class R5 Shares	23,766,540	57,351,428	—	618,929	432,499	6,474,558	84,298,746
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,368,603	9,301,208	—	493,064	58,145	311,747	16,173,420
JPMorgan Small Cap Growth Fund, Class R6 Shares	7,044,449	8,503,210	—	903,210	—	1,057,761	16,109,706
JPMorgan Small Cap Value Fund, Class R6 Shares	5,131,258	10,353,179	—	219,590	83,588	583,861	17,124,640
JPMorgan U.S. Equity Fund, Class R6 Shares	38,394,710	53,300,420	—	4,460,167	890,253	6,818,343	102,138,778
JPMorgan Value Advantage Fund, Institutional Class Shares	41,077,888	57,179,805	—	1,664,157	640,648	3,767,262	110,418,451

Total	$574,699,153			$25,693,343	$16,829,564		$1,496,009,973

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$34,231,431	$61,809,192	$9,000,000	$11,638	$1,711,834	7,470,416	$87,627,980
JPMorgan Corporate Bond Fund, Class R6 Shares	4,810,888	6,734,447	—	—	234,447	1,192,257	11,982,182
JPMorgan Disciplined Equity Fund, Class R6 Shares	66,272,768	107,916,598	2,800,000	7,142,145	1,979,803	8,039,179	191,734,426
JPMorgan Emerging Economies Fund, Class R5 Shares	24,139,233	24,387,480	7,500,000	(953,514)	512,480	3,219,056	44,229,823
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	7,671,933	10,387,416	6,400,000	(363,879)	287,416	1,368,867	11,881,770

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2050 Fund (continued)
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$—	$47,842,945	$—	$—	$—	2,111,656	$51,988,981
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	29,872,910	11,535,264	41,642,945	(211,696)	310,264	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	2,403,910	3,800,000	2,000,000	(144,367)	—	438,201	4,298,754
JPMorgan Growth Advantage Fund, Class R5 Shares	36,054,480	35,535,160	—	2,535,160	—	5,675,474	83,032,184
JPMorgan High Yield Fund, Class R6 Shares	31,737,157	30,528,009	17,160,000	1,058,725	2,588,439	5,604,932	45,736,248
JPMorgan International Equity Fund, Class R6 Shares	38,142,864	36,157,977	—	—	1,957,977	4,924,734	81,061,121
JPMorgan International Opportunities Fund, Class R6 Shares	39,118,936	32,627,185	1,800,000	17,067	677,185	4,902,322	79,809,801
JPMorgan International Realty Fund, Class R5 Shares	10,200,556	5,872,485	13,000,000	736,416	372,485	399,988	4,271,868
JPMorgan Intrepid America Fund, Class R5 Shares	36,342,334	30,201,905	—	—	651,905	2,121,592	79,644,548
JPMorgan Intrepid International Fund, Institutional Class Shares	21,829,208	25,971,187	—	—	471,187	2,515,467	53,579,442
JPMorgan Mid Cap Core Fund, Class R6 Shares	19,081,059	16,307,778	32,856,752	4,375,503	157,276	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	38,805,747	—	—	48,995	979,123	44,207,425
JPMorgan Prime Money Market Fund, Institutional Class Shares	13,264,534	379,365,903	372,369,721	234	3,389	20,260,716	20,260,716
JPMorgan Realty Income Fund, Class R5 Shares	21,589,942	41,455,136	—	562,246	392,890	5,037,582	65,589,314
JPMorgan Small Cap Equity Fund, Class R5 Shares	5,061,344	4,845,813	—	398,786	47,027	213,023	11,051,643
JPMorgan Small Cap Growth Fund, Class R6 Shares	6,739,029	6,394,491	—	694,491	—	906,977	13,813,262
JPMorgan Small Cap Value Fund, Class R6 Shares	5,154,195	8,044,750	—	176,150	68,600	497,004	14,577,121
JPMorgan U.S. Equity Fund, Class R6 Shares	36,337,315	33,988,960	—	3,480,619	708,341	5,282,054	79,125,168
JPMorgan Value Advantage Fund, Institutional Class Shares	38,601,267	28,766,701	—	1,365,378	501,322	2,632,399	77,155,628

Total	$528,657,293			$20,881,102	$13,683,262		$1,156,659,405

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

		For the year June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$27,647	$6,140,744	$1,400,000	$(6,177)	$31,229	408,006	$4,785,913
JPMorgan Corporate Bond Fund, Class R6 Shares	1,739	453,624	—	—	3,623	45,931	461,609
JPMorgan Disciplined Equity Fund, Class R6 Shares	3,091,836	23,874,396	4,670,000	608,969	209,449	1,021,117	24,353,634
JPMorgan Emerging Economies Fund, Class R5 Shares	828,676	4,337,004	700,000	(56,439)	34,004	345,421	4,746,086
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	257,796	1,202,540	260,000	(23,500)	17,540	141,291	1,226,402
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	6,239,386	700,000	(25,804)	—	240,776	5,927,914
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	999,874	2,800,642	3,844,386	(10,772)	20,642	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	79,322	455,000	100,000	(4,718)	—	44,963	441,090
JPMorgan Growth Advantage Fund, Class R5 Shares	1,253,227	9,224,174	1,665,000	108,482	—	655,968	9,596,810
JPMorgan High Yield Fund, Class R6 Shares	1,051,662	5,886,658	1,985,000	38,023	167,664	613,814	5,008,720
JPMorgan International Equity Fund, Class R6 Shares	1,463,132	9,345,497	3,255,000	(3,458)	178,997	481,803	7,930,485
JPMorgan International Opportunities Fund, Class R6 Shares	1,403,805	8,585,729	2,890,000	3,233	40,229	478,206	7,785,202
JPMorgan International Realty Fund, Class R5 Shares	370,326	1,530,046	1,510,000	49,956	33,046	47,009	502,055
JPMorgan Intrepid America Fund, Class R5 Shares	1,488,630	9,512,828	2,345,000	(8,201)	42,828	257,587	9,669,814
JPMorgan Intrepid International Fund, Institutional Class Shares	817,368	9,333,127	1,200,000	(7,121)	70,127	446,841	9,517,720
JPMorgan Mid Cap Core Fund, Class R6 Shares	657,600	2,546,755	3,165,972	270,759	9,996	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	5,221,080	750,000	(40,717)	5,108	105,413	4,759,382
JPMorgan Prime Money Market Fund, Institutional Class Shares	91,085	85,412,007	84,956,602	4	152	546,490	546,490
JPMorgan Realty Income Fund, Class R5 Shares	715,694	7,292,576	1,020,000	13,482	23,749	558,590	7,272,848
JPMorgan Small Cap Equity Fund, Class R5 Shares	138,768	4,738,468	2,345,000	79,767	12,128	52,600	2,728,870
JPMorgan Small Cap Growth Fund, Class R6 Shares	359,615	1,562,990	427,000	33,750	—	101,467	1,545,335
JPMorgan Small Cap Value Fund, Class R6 Shares	316,878	951,339	—	9,235	5,104	46,769	1,371,730
JPMorgan U.S. Equity Fund, Class R6 Shares	1,446,699	9,365,640	2,335,000	201,578	61,331	613,660	9,192,629
JPMorgan Value Advantage Fund, Institutional Class Shares	1,281,061	8,974,845	1,475,000	93,876	34,733	325,824	9,549,912

Total	$18,142,440			$1,324,207	$1,001,679		$128,920,650

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed/ (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Income Fund	$11,172,828	$6,459,385	$(17,632,213)
JPMorgan SmartRetirement 2015 Fund	—	13,673,392	(13,673,392)
JPMorgan SmartRetirement 2020 Fund	—	31,411,894	(31,411,894)
JPMorgan SmartRetirement 2025 Fund	—	28,037,558	(28,037,558)
JPMorgan SmartRetirement 2030 Fund	—	40,701,048	(40,701,048)
JPMorgan SmartRetirement 2035 Fund	—	25,648,006	(25,648,006)
JPMorgan SmartRetirement 2040 Fund	—	32,798,998	(32,798,998)
JPMorgan SmartRetirement 2045 Fund	—	14,313,926	(14,313,926)
JPMorgan SmartRetirement 2050 Fund	—	11,680,706	(11,680,706)
JPMorgan SmartRetirement 2055 Fund	—	848,483	(848,483)

The reclassifications for the Funds relate primarily to investments in regulated investment companies and timing differences from mergers.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$8,320	$11
JPMorgan SmartRetirement 2015 Fund	22,076	184
JPMorgan SmartRetirement 2020 Fund	45,529	819
JPMorgan SmartRetirement 2025 Fund	54,635	673
JPMorgan SmartRetirement 2030 Fund	53,869	318
JPMorgan SmartRetirement 2035 Fund	48,452	130
JPMorgan SmartRetirement 2040 Fund	46,902	414
JPMorgan SmartRetirement 2045 Fund	30,945	148
JPMorgan SmartRetirement 2050 Fund	28,147	45
JPMorgan SmartRetirement 2055 Fund	3,132	105

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
JPMorgan SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
JPMorgan SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
JPMorgan SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
JPMorgan SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19
JPMorgan SmartRetirement 2055 Fund	0.29	0.94	0.54	0.04	0.19

The expense limitation agreements were in effect for the year ended June 30, 2014 and are in place until at least October 31, 2014.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

The Underlying Funds may impose separate shareholder service fees. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$1,427,055	$506,266
JPMorgan SmartRetirement 2015 Fund	2,476,324	451,555
JPMorgan SmartRetirement 2020 Fund	5,007,720	796,418
JPMorgan SmartRetirement 2025 Fund	3,833,622	384,372
JPMorgan SmartRetirement 2030 Fund	4,779,313	788,688
JPMorgan SmartRetirement 2035 Fund	2,843,728	610,589
JPMorgan SmartRetirement 2040 Fund	3,373,281	1,216,987
JPMorgan SmartRetirement 2045 Fund	1,525,452	809,055
JPMorgan SmartRetirement 2050 Fund	1,228,246	958,815
JPMorgan SmartRetirement 2055 Fund	96,675	73,320

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2014, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$455,064,918	$92,927,500	$6,050,881	$3,755,000
JPMorgan SmartRetirement 2015 Fund	797,010,546	159,523,750	6,907,824	4,670,000
JPMorgan SmartRetirement 2020 Fund	1,783,084,881	294,635,950	19,041,566	12,530,000
JPMorgan SmartRetirement 2025 Fund	1,708,896,194	170,601,040	19,371,943	11,265,000
JPMorgan SmartRetirement 2030 Fund	1,850,099,777	303,375,000	30,369,402	23,800,000
JPMorgan SmartRetirement 2035 Fund	1,378,358,123	133,950,000	17,915,279	10,065,000
JPMorgan SmartRetirement 2040 Fund	1,299,275,375	197,450,000	21,789,682	14,555,000
JPMorgan SmartRetirement 2045 Fund	855,877,836	72,330,000	9,685,965	5,805,000
JPMorgan SmartRetirement 2050 Fund	577,416,929	61,660,000	7,768,801	5,490,000
JPMorgan SmartRetirement 2055 Fund	132,739,729	31,207,000	—	—

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$1,553,093,209	$176,810,016	$3,776,021	$173,033,995
JPMorgan SmartRetirement 2015 Fund	1,874,904,207	223,620,003	6,076,047	217,543,956
JPMorgan SmartRetirement 2020 Fund	3,866,038,852	528,796,189	12,699,124	516,097,065
JPMorgan SmartRetirement 2025 Fund	3,105,727,348	392,063,670	7,411,432	384,652,238
JPMorgan SmartRetirement 2030 Fund	3,609,722,675	608,967,753	7,593,010	601,374,743
JPMorgan SmartRetirement 2035 Fund	2,326,939,232	329,298,593	2,967,916	326,330,677
JPMorgan SmartRetirement 2040 Fund	2,524,221,993	481,150,824	3,292,373	477,858,451
JPMorgan SmartRetirement 2045 Fund	1,333,193,256	175,840,324	1,197,064	174,643,260
JPMorgan SmartRetirement 2050 Fund	1,017,372,929	149,754,650	1,099,029	148,655,621
JPMorgan SmartRetirement 2055 Fund	119,868,631	9,152,098	25,006	9,127,092

The difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$26,839,694	$—	$26,839,694
JPMorgan SmartRetirement 2015 Fund	47,853,620	—	47,853,620
JPMorgan SmartRetirement 2020 Fund	101,262,455	9,667,266	110,929,721
JPMorgan SmartRetirement 2025 Fund	89,502,139	19,791,710	109,293,849
JPMorgan SmartRetirement 2030 Fund	99,888,111	28,300,786	128,188,897
JPMorgan SmartRetirement 2035 Fund	69,278,603	17,907,065	87,185,668
JPMorgan SmartRetirement 2040 Fund	70,376,365	20,509,528	90,885,893
JPMorgan SmartRetirement 2045 Fund	36,833,174	8,864,234	45,697,408
JPMorgan SmartRetirement 2050 Fund	30,142,636	7,819,978	37,962,614
JPMorgan SmartRetirement 2055 Fund	1,669,364	27,541	1,696,905

The tax character of distributions paid during the year ended June 30, 2013 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$16,349,396	$—	$16,349,396
JPMorgan SmartRetirement 2015 Fund	28,032,687	—	28,032,687
JPMorgan SmartRetirement 2020 Fund	53,304,797	—	53,304,797
JPMorgan SmartRetirement 2025 Fund	30,536,406	917,932	31,454,338
JPMorgan SmartRetirement 2030 Fund	42,662,994	—	42,662,994
JPMorgan SmartRetirement 2035 Fund	18,626,554	1,195,489	19,822,043
JPMorgan SmartRetirement 2040 Fund	28,376,522	—	28,376,522
JPMorgan SmartRetirement 2045 Fund	9,048,782	555,056	9,603,838
JPMorgan SmartRetirement 2050 Fund	8,211,314	454,947	8,666,261
JPMorgan SmartRetirement 2055 Fund	133,223	—	133,223

At June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryforward	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$672,287	$—	$(8,722,394)	$173,515,124
JPMorgan SmartRetirement 2015 Fund	1,372,821	5,810,455	—	218,263,824
JPMorgan SmartRetirement 2020 Fund	4,003,463	49,688,768	—	517,550,420
JPMorgan SmartRetirement 2025 Fund	3,514,116	39,684,350	—	386,373,936
JPMorgan SmartRetirement 2030 Fund	5,096,916	54,430,631	—	604,130,553

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryforward	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement 2035 Fund	$3,176,314	$33,084,636	$—	$328,021,574
JPMorgan SmartRetirement 2040 Fund	3,690,761	40,555,745	—	479,805,277
JPMorgan SmartRetirement 2045 Fund	1,691,979	18,344,423	—	175,573,500
JPMorgan SmartRetirement 2050 Fund	1,366,410	14,733,295	—	149,401,573
JPMorgan SmartRetirement 2055 Fund	171,097	668,884	—	9,127,092

For the Funds, the cumulative timing differences primarily consist of post-October loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

As of June 30, 2014, the following Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2017		Total
JPMorgan SmartRetirement Income Fund	$8,722,394	*	$8,722,394	*

*	Amount includes capital loss carryforwards from business combinations of approximately $7,696,000, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended June 30, 2014, the following Funds utilized capital loss carryforwards as follows:

JPMorgan SmartRetirement Income Fund	$9,173,639
JPMorgan SmartRetirement 2015 Fund	14,321,671

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2014, the following Funds deferred to July 1, 2014 post-October capital losses of:

Short-Term
JPMorgan SmartRetirement Income Fund	$1,942,749
JPMorgan SmartRetirement 2015 Fund	1,976,615
JPMorgan SmartRetirement 2025 Fund	2,468,195
JPMorgan SmartRetirement 2030 Fund	3,583,852
JPMorgan SmartRetirement 2035 Fund	1,177,826
JPMorgan SmartRetirement 2040 Fund	402,765
JPMorgan SmartRetirement 2045 Fund	262,716
JPMorgan SmartRetirement 2050 Fund	422,652

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year then ended.

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

JPMorgan SmartRetirement Income, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund each have a shareholder or shareholders, which are accounts maintained by a financial intermediary on behalf of its clients, that own a significant portion of the Funds’ outstanding shares.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Commodities Strategy Fund	20%
JPMorgan Core Bond Fund	19
JPMorgan Corporate Bond Fund	84
JPMorgan Disciplined Equity Fund	77
JPMorgan Emerging Economies Fund	58
JPMorgan Emerging Markets Debt Fund	49
JPMorgan Emerging Markets Equity Fund	28
JPMorgan Emerging Markets Local Currency Debt Fund	39
JPMorgan Growth Advantage Fund	40
JPMorgan Inflation Managed Bond Fund	13
JPMorgan International Equity Fund	53
JPMorgan International Opportunities Fund	73
JPMorgan International Realty Fund	83
JPMorgan Intrepid America Fund	44
JPMorgan Intrepid International Fund	76
JPMorgan Mid Cap Equity Fund	28
JPMorgan Real Return Fund	55
JPMorgan Realty Income Fund	66
JPMorgan Small Cap Growth Fund	17
JPMorgan Small Cap Value Fund	13
JPMorgan U.S. Equity Fund	11
JPMorgan Value Advantage Fund	17

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

8. Business Combinations

On February 12, 2014, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement 2010 Fund (the “Target Fund”) into JPMorgan SmartRetirement Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 20, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class R2, Institutional Class and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $466,554,556 and identified cost of approximately $395,749,667 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 20, 2014, the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,948,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement 2010 Fund				$70,804,889
Class A	11,912,430	$204,558,357	$17.17
Class C	667,226	11,403,115	17.09
Class R2	1,892,567	32,432,978	17.14
Institutional Class	8,277,955	142,465,906	17.21
Select Class	6,361,587	109,312,078	17.18

Acquiring Fund
JPMorgan SmartRetirement Income Fund				111,303,198
Class A	18,444,444	326,977,499	17.73
Class C	537,585	9,494,913	17.66
Class R2	3,380,200	59,806,222	17.69
Institutional Class	36,175,254	643,239,263	17.78
Select Class	10,691,798	189,828,350	17.75

Post Reorganization
JPMorgan SmartRetirement Income Fund				182,108,087
Class A	29,983,328	531,535,856	17.73
Class C	1,183,206	20,898,028	17.66
Class R2	5,213,283	92,239,200	17.69
Institutional Class	44,187,430	785,705,169	17.78
Select Class	16,848,613	299,140,428	17.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2014, are as follows:

Net investment income (loss)	$30,207,098
Net realized/unrealized gains (losses)	120,948,091

Change in net assets resulting from operations	$151,155,189

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since June 20, 2014.

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	111

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	113

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)

Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,042.10	$1.37	0.27%
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class C
Actual	1,000.00	1,039.10	4.60	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91
Class R2
Actual	1,000.00	1,040.60	2.63	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Institutional Class
Actual	1,000.00	1,043.70	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02
Select Class
Actual	1,000.00	1,042.50	0.86	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,045.50	1.42	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,042.10	4.71	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,044.00	2.69	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2015 Fund (continued)
Institutional Class
Actual	$1,000.00	$1,046.60	$0.15	0.03%
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,046.50	0.91	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,050.90	1.42	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,047.40	4.72	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,049.30	2.69	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Institutional Class
Actual	1,000.00	1,051.80	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,051.70	0.92	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,051.90	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,049.00	4.78	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,051.00	2.75	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,053.60	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,052.90	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2030 Fund
Class A
Actual	1,000.00	1,053.50	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,050.20	4.78	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,052.60	2.75	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,055.00	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,053.80	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2035 Fund
Class A
Actual	$1,000.00	$1,054.90	$1.48	0.29%
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,050.90	4.78	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,053.40	2.75	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,055.80	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,055.20	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,056.00	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,052.70	4.78	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,054.50	2.75	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,057.40	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,056.80	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,055.40	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,052.00	4.78	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,054.60	2.75	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,057.00	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,056.30	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,055.10	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,051.70	4.78	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2050 Fund (continued)
Class R2
Actual	$1,000.00	$1,053.70	$2.75	0.54%
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,056.60	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,056.00	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,056.40	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,053.60	4.79	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,054.90	2.75	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Institutional Class
Actual	1,000.00	1,057.40	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,057.30	0.97	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT FUNDS	119

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2014:

Dividends Received Deduction
JPMorgan SmartRetirement Income Fund	7.91%
JPMorgan SmartRetirement 2015 Fund	10.19
JPMorgan SmartRetirement 2020 Fund	11.86
JPMorgan SmartRetirement 2025 Fund	11.52
JPMorgan SmartRetirement 2030 Fund	14.61
JPMorgan SmartRetirement 2035 Fund	13.50
JPMorgan SmartRetirement 2040 Fund	16.72
JPMorgan SmartRetirement 2045 Fund	14.31
JPMorgan SmartRetirement 2050 Fund	14.00
JPMorgan SmartRetirement 2055 Fund	22.95

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement 2020 Fund	$9,667,266
JPMorgan SmartRetirement 2025 Fund	19,791,710
JPMorgan SmartRetirement 2030 Fund	28,300,786
JPMorgan SmartRetirement 2035 Fund	17,907,065
JPMorgan SmartRetirement 2040 Fund	20,509,528
JPMorgan SmartRetirement 2045 Fund	8,864,234
JPMorgan SmartRetirement 2050 Fund	7,819,977
JPMorgan SmartRetirement 2055 Fund	27,541

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$6,184,560
JPMorgan SmartRetirement 2015 Fund	13,610,484
JPMorgan SmartRetirement 2020 Fund	31,683,905
JPMorgan SmartRetirement 2025 Fund	22,460,671
JPMorgan SmartRetirement 2030 Fund	34,164,574
JPMorgan SmartRetirement 2035 Fund	17,866,151
JPMorgan SmartRetirement 2040 Fund	26,226,681
JPMorgan SmartRetirement 2045 Fund	9,929,745
JPMorgan SmartRetirement 2050 Fund	8,109,063
JPMorgan SmartRetirement 2055 Fund	789,575

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2014, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
JPMorgan SmartRetirement Income Fund	$1,320,812	$145,883
JPMorgan SmartRetirement 2015 Fund	3,119,449	360,160
JPMorgan SmartRetirement 2020 Fund	8,559,998	1,010,734
JPMorgan SmartRetirement 2025 Fund	7,085,282	855,150
JPMorgan SmartRetirement 2030 Fund	10,466,970	1,257,764
JPMorgan SmartRetirement 2035 Fund	6,235,596	758,519
JPMorgan SmartRetirement 2040 Fund	8,341,986	1,004,658
JPMorgan SmartRetirement 2045 Fund	3,529,476	426,415
JPMorgan SmartRetirement 2050 Fund	2,913,296	350,708
JPMorgan SmartRetirement 2055 Fund	221,896	25,728

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-SR-614

Annual Report

JPMorgan SmartRetirement Blend Funds

June 30, 2014

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of June 30, 2014
JPMorgan SmartRetirement® Blend Income Fund	10.97%	9.38%	S&P Target Date Retirement Income Index	$38,569,303

JPMorgan SmartRetirement® Blend 2015 Fund	12.73%	13.51%	S&P Target Date 2015 Index	$47,843,876

JPMorgan SmartRetirement® Blend 2020 Fund	15.19%	15.29%	S&P Target Date 2020 Index	$101,477,608

JPMorgan SmartRetirement® Blend 2025 Fund	17.02%	16.81%	S&P Target Date 2025 Index	$80,154,358

JPMorgan SmartRetirement® Blend 2030 Fund	18.77%	18.18%	S&P Target Date 2030 Index	$99,070,149

JPMorgan SmartRetirement® Blend 2035 Fund	19.96%	19.42%	S&P Target Date 2035 Index	$56,744,318

JPMorgan SmartRetirement® Blend 2040 Fund	20.97%	20.31%	S&P Target Date 2040 Index	$58,115,306

JPMorgan SmartRetirement® Blend 2045 Fund	20.81%	21.03%	S&P Target Date 2045 Index	$27,519,356

JPMorgan SmartRetirement® Blend 2050 Fund	20.82%	21.82%	S&P Target Date 2050 Index	$18,949,605

JPMorgan SmartRetirement® Blend 2055 Fund	20.38%	22.43%	S&P Target Date 2055+ Index**	$5,814,597

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	Effective November 22, 2013, the Fund’s benchmark changed to the S&P Target Date 2055+ Index from the S&P Target Date 2050 Index. The return for the S&P Target Date 2050 Index was 21.82% for the twelve months ended June 30, 2014.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	51.1%
U.S. Equity	24.8
International Equity	11.0
Money Market	9.9
Alternative Assets	3.2

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	48.9%
U.S. Equity	28.5
International Equity	13.0
Money Market	5.8
Alternative Assets	3.8

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	41.2%
U.S. Equity	36.3
International Equity	17.5
Alternative Assets	4.4
Money Market	0.6

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	48.4%
International Equity	23.1
Fixed Income	22.7
Alternative Assets	5.2
Money Market	0.6

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	49.1%
International Equity	26.1
Fixed Income	20.9
Alternative Assets	3.2
Money Market	0.7

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	52.3%
International Equity	25.5
Fixed Income	15.7
Alternative Assets	5.6
Money Market	0.9

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	54.7%
International Equity	27.1
Fixed Income	11.4
Alternative Assets	5.9
Money Market	0.9

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	54.7%
International Equity	27.0
Fixed Income	11.4
Alternative Assets	6.0
Money Market	0.9

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	54.5%
International Equity	27.1
Fixed Income	11.5
Alternative Assets	5.9
Money Market	1.0

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	54.4%
International Equity	27.0
Fixed Income	11.4
Alternative Assets	5.9
Money Market	1.3

*	The percentages indicated are based on total investments as of June 30, 2014. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seeks high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

The U.S. equity market performed strongly during the twelve months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intention to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “S&P 500”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine, as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

Global monetary policy was also supportive of markets, particularly in June as the Fed reinforced continued low levels of interest rates, while the European Central Bank launched a new facility designed to encourage bank lending. Given the backdrop of a dovish Fed, most Treasury bond yields declined toward the end of the reporting period. Corporate bonds performed well during the period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

During the reporting period, the following Funds outperformed their respective benchmarks: JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan Smart

Retirement Blend 2035 Fund and JPMorgan SmartRetirement Blend 2040 Fund. The following Funds underperformed their respective benchmarks: JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2045, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund.

Relative to the S&P Target Date indexes, the Funds’ strategic asset allocation added value in the SmartRetirement Blend Income Fund and the Funds dated 2030 and 2035, but detracted from performance in the remaining Funds. The contribution to performance from underlying manager selection was mixed during the reporting period.

Tactical asset allocation contributed positively to the Funds’ performance, largely due to the Funds’ overweight positions in U.S. equities and underweight positions in core fixed income. However, the tactical underweight to core fixed income led to shorter duration in the Funds, which detracted from relative performance, particularly in the longer-dated Funds.

Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		10.61%	7.72%
With Sales Charge*		5.62	5.26
CLASS C SHARES	July 2, 2012
Without CDSC		9.92	7.07
With CDSC**		8.92	7.07
CLASS R2 SHARES	July 2, 2012	10.28	7.43
CLASS R5 SHARES	July 2, 2012	10.94	8.08
CLASS R6 SHARES	July 2, 2012	10.97	8.15
SELECT CLASS SHARES	July 2, 2012	10.74	7.87

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		12.36%	9.54%
With Sales Charge*		7.31	7.03
CLASS C SHARES	July 2, 2012
Without CDSC		11.65	8.87
With CDSC**		10.65	8.87
CLASS R2 SHARES	July 2, 2012	12.09	9.27
CLASS R5 SHARES	July 2, 2012	12.75	9.92
CLASS R6 SHARES	July 2, 2012	12.73	9.97
SELECT CLASS SHARES	July 2, 2012	12.55	9.71

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		14.75%	11.83%
With Sales Charge*		9.55	9.27
CLASS C SHARES	July 2, 2012
Without CDSC		14.16	11.19
With CDSC**		13.16	11.19
CLASS R2 SHARES	July 2, 2012	14.47	11.56
CLASS R5 SHARES	July 2, 2012	15.15	12.23
CLASS R6 SHARES	July 2, 2012	15.19	12.27
SELECT CLASS SHARES	July 2, 2012	14.95	12.02

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		16.57%	13.56%
With Sales Charge*		11.30	10.96
CLASS C SHARES	July 2, 2012
Without CDSC		15.83	12.87
With CDSC**		14.83	12.87
CLASS R2 SHARES	July 2, 2012	16.29	13.28
CLASS R5 SHARES	July 2, 2012	16.96	13.99
CLASS R6 SHARES	July 2, 2012	17.02	14.00
SELECT CLASS SHARES	July 2, 2012	16.76	13.74

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		18.32%	15.10%
With Sales Charge*		12.97	12.46
CLASS C SHARES	July 2, 2012
Without CDSC		17.58	14.41
With CDSC**		16.58	14.41
CLASS R2 SHARES	July 2, 2012	18.03	14.83
CLASS R5 SHARES	July 2, 2012	18.73	15.51
CLASS R6 SHARES	July 2, 2012	18.77	15.55
SELECT CLASS SHARES	July 2, 2012	18.47	15.27

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		19.50%	16.36%
With Sales Charge*		14.09	13.69
CLASS C SHARES	July 2, 2012
Without CDSC		18.83	15.66
With CDSC**		17.83	15.66
CLASS R2 SHARES	July 2, 2012	19.21	16.08
CLASS R5 SHARES	July 2, 2012	19.98	16.80
CLASS R6 SHARES	July 2, 2012	19.96	16.81
SELECT CLASS SHARES	July 2, 2012	19.69	16.54

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		20.50%	17.01%
With Sales Charge*		15.07	14.33
CLASS C SHARES	July 2, 2012
Without CDSC		19.75	16.31
With CDSC**		18.75	16.31
CLASS R2 SHARES	July 2, 2012	20.21	16.73
CLASS R5 SHARES	July 2, 2012	20.92	17.42
CLASS R6 SHARES	July 2, 2012	20.97	17.46
SELECT CLASS SHARES	July 2, 2012	20.66	17.18

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		20.29%	16.93%
With Sales Charge*		14.86	14.25
CLASS C SHARES	July 2, 2012
Without CDSC		19.62	16.23
With CDSC**		18.62	16.23
CLASS R2 SHARES	July 2, 2012	20.00	16.65
CLASS R5 SHARES	July 2, 2012	20.71	17.34
CLASS R6 SHARES	July 2, 2012	20.81	17.41
SELECT CLASS SHARES	July 2, 2012	20.47	17.10

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		20.36%	16.99%
With Sales Charge*		14.93	14.31
CLASS C SHARES	July 2, 2012
Without CDSC		19.68	16.29
With CDSC**		18.68	16.29
CLASS R2 SHARES	July 2, 2012	20.08	16.68
CLASS R5 SHARES	July 2, 2012	20.79	17.37
CLASS R6 SHARES	July 2, 2012	20.82	17.44
SELECT CLASS SHARES	July 2, 2012	20.51	17.15

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		19.92%	16.71%
With Sales Charge*		14.51	14.04
CLASS C SHARES	July 2, 2012
Without CDSC		19.25	16.01
With CDSC**		18.25	16.01
CLASS R2 SHARES	July 2, 2012	19.57	16.40
CLASS R5 SHARES	July 2, 2012	20.34	17.11
CLASS R6 SHARES	July 2, 2012	20.38	17.16
SELECT CLASS SHARES	July 2, 2012	20.04	16.86

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055+ Index, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to June 30, 2014. Effective November 22, 2013, the Fund’s primary benchmark changed from the S&P Target Date 2050 Index to the S&P Target Date 2055+ Index to more closely align the Fund’s primary benchmark to its target retirement date. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Index and the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index and the S&P Target Date 2050 Index reflect exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Indices calculation. The Indices are reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Indices are rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The indices returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 53.0%
	Fixed Income — 17.8%
3,726	iShares Barclays TIPS Bond ETF	429,832
58,918	iShares Core U.S. Aggregate Bond ETF	6,445,629

	Total Fixed Income	6,875,461

	International Equity — 10.4%
41,895	iShares MSCI EAFE ETF	2,864,361
20,133	iShares MSCI Emerging Markets ETF	870,350
5,293	SPDR S&P Global Natural Resources ETF	279,735

	Total International Equity	4,014,446

	U.S. Equity — 24.8%
7,324	iShares Russell 2000 ETF	870,164
5,496	iShares Russell Mid-Cap ETF	893,430
43,526	Vanguard S&P 500 ETF	7,809,870

	Total U.S. Equity	9,573,464

	Total Exchange Traded Funds (Cost $19,096,514)	20,463,371

Investment Companies — 47.2% (b)
	Alternative Assets — 3.2%
19,368	JPMorgan Commodities Strategy Fund, Class R6 Shares	274,839
8,249	JPMorgan International Realty Fund, Class R5 Shares	88,100
67,830	JPMorgan Realty Income Fund, Class R5 Shares	883,145

	Total Alternative Assets	1,246,084

	Fixed Income — 33.5%
472,012	JPMorgan Core Bond Fund, Class R6 Shares	5,536,703
71,506	JPMorgan Corporate Bond Fund, Class R6 Shares	718,633

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
96,314	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	836,003
22,449	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	220,227
142,329	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,440,372
272,363	JPMorgan High Yield Fund, Class R6 Shares	2,222,482
180,733	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,923,002

	Total Fixed Income	12,897,422

	International Equity — 0.6%
6,495	JPMorgan Emerging Economies Fund, Class R5 Shares	89,236
5,824	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	143,388

	Total International Equity	232,624

	Money Market — 9.9%
3,813,776	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	3,813,776

	Total Investment Companies (Cost $17,979,583)	18,189,906

	Total Investments — 100.2% (Cost $37,076,097)	38,653,277
	Liabilities in Excess of Other Assets — (0.2)%	(83,974)

	NET ASSETS — 100.0%	$38,569,303

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 57.6%
	Fixed Income — 17.5%
3,724	iShares Barclays TIPS Bond ETF	429,600
72,497	iShares Core U.S. Aggregate Bond ETF	7,931,172

	Total Fixed Income	8,360,772

	International Equity — 11.7%
62,545	iShares MSCI EAFE ETF	4,276,202
25,499	iShares MSCI Emerging Markets ETF	1,102,322
3,986	SPDR S&P Global Natural Resources ETF	210,660

	Total International Equity	5,589,184

	U.S. Equity — 28.4%
10,162	iShares Russell 2000 ETF	1,207,347
8,887	iShares Russell Mid-Cap ETF	1,444,671
61,046	Vanguard S&P 500 ETF	10,953,484

	Total U.S. Equity	13,605,502

	Total Exchange Traded Funds (Cost $25,151,180)	27,555,458

Investment Companies — 42.1% (b)
	Alternative Assets — 3.8%
22,903	JPMorgan Commodities Strategy Fund, Class R6 Shares	324,993
13,081	JPMorgan International Realty Fund, Class R5 Shares	139,708
103,033	JPMorgan Realty Income Fund, Class R5 Shares	1,341,493

	Total Alternative Assets	1,806,194

	Fixed Income — 31.3%
594,698	JPMorgan Core Bond Fund, Class R6 Shares	6,975,809
92,880	JPMorgan Corporate Bond Fund, Class R6 Shares	933,441

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
115,651	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,003,853
26,707	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	261,993
134,381	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,359,934
320,710	JPMorgan High Yield Fund, Class R6 Shares	2,616,993
171,006	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,819,508

	Total Fixed Income	14,971,531

	International Equity — 1.3%
21,281	JPMorgan Emerging Economies Fund, Class R5 Shares	292,405
13,879	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	341,697

	Total International Equity	634,102

	Money Market — 5.7%
2,745,564	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	2,745,564

	Total Investment Companies (Cost $19,919,671)	20,157,391

	Total Investments — 99.7% (Cost $45,070,851)	47,712,849
	Other Assets in Excess of Liabilities — 0.3%	131,027

	NET ASSETS — 100.0%	$47,843,876

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 67.2%
	Fixed Income — 16.0%
2,721	iShares Barclays TIPS Bond ETF	313,894
145,079	iShares Core U.S. Aggregate Bond ETF	15,871,644

	Total Fixed Income	16,185,538

	International Equity — 14.9%
182,088	iShares MSCI EAFE ETF	12,449,356
61,687	iShares MSCI Emerging Markets ETF	2,666,729
601	SPDR S&P Global Natural Resources ETF	31,763

	Total International Equity	15,147,848

	U.S. Equity — 36.3%
26,215	iShares Russell 2000 ETF	3,114,604
24,867	iShares Russell Mid-Cap ETF	4,042,380
165,275	Vanguard S&P 500 ETF	29,655,294

	Total U.S. Equity	36,812,278

	Total Exchange Traded Funds (Cost $62,454,779)	68,145,664

Investment Companies — 32.6% (b)
	Alternative Assets — 4.4%
15,903	JPMorgan Commodities Strategy Fund, Class R6 Shares	225,664
35,724	JPMorgan International Realty Fund, Class R5 Shares	381,531
296,667	JPMorgan Realty Income Fund, Class R5 Shares	3,862,607

	Total Alternative Assets	4,469,802

	Fixed Income — 25.1%
1,210,632	JPMorgan Core Bond Fund, Class R6 Shares	14,200,717
197,593	JPMorgan Corporate Bond Fund, Class R6 Shares	1,985,810

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
212,595	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,845,326
55,972	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	549,082
98,215	JPMorgan Floating Rate Income Fund, Class R6 Shares	993,940
590,686	JPMorgan High Yield Fund, Class R6 Shares	4,819,998
104,965	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,116,823

	Total Fixed Income	25,511,696

	International Equity — 2.5%
74,020	JPMorgan Emerging Economies Fund, Class R5 Shares	1,017,037
61,791	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,521,294

	Total International Equity	2,538,331

	Money Market — 0.6%
585,812	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	585,812

	Total Investment Companies (Cost $32,564,084)	33,105,641

	Total Investments — 99.8% (Cost $95,018,863)	101,251,305
	Other Assets in Excess of Liabilities — 0.2%	226,303

	NET ASSETS — 100.0%	$101,477,608

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 72.6%
	Fixed Income — 12.3%
90,238	iShares Core U.S. Aggregate Bond ETF	9,872,037

	International Equity — 17.4%
166,572	iShares MSCI EAFE ETF	11,388,528
59,013	iShares MSCI Emerging Markets ETF	2,551,132

	Total International Equity	13,939,660

	U.S. Equity — 42.9%
24,562	iShares Russell 2000 ETF	2,918,211
22,902	iShares Russell Mid-Cap ETF	3,722,949
154,749	Vanguard S&P 500 ETF	27,766,613

	Total U.S. Equity	34,407,773

	Total Exchange Traded Funds (Cost $53,216,448)	58,219,470

Investment Companies — 27.3% (b)
	Alternative Assets — 4.7%
29,340	JPMorgan International Realty Fund, Class R5 Shares	313,356
263,252	JPMorgan Realty Income Fund, Class R5 Shares	3,427,546

	Total Alternative Assets	3,740,902

	Fixed Income — 19.1%
759,767	JPMorgan Core Bond Fund, Class R6 Shares	8,912,065
128,199	JPMorgan Corporate Bond Fund, Class R6 Shares	1,288,399

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
146,301	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,269,893
41,835	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	410,401
418,026	JPMorgan High Yield Fund, Class R6 Shares	3,411,091

	Total Fixed Income	15,291,849

	International Equity — 2.9%
75,707	JPMorgan Emerging Economies Fund, Class R5 Shares	1,040,216
52,361	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,289,133

	Total International Equity	2,329,349

	Money Market — 0.6%
518,242	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	518,242

	Total Investment Companies (Cost $21,507,932)	21,880,342

	Total Investments — 99.9% (Cost $74,724,380)	80,099,812
	Other Assets in Excess of Liabilities — 0.1%	54,546

	NET ASSETS — 100.0%	$80,154,358

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 76.4%
	Fixed Income — 8.3%
75,275	iShares Core U.S. Aggregate Bond ETF	8,235,085

	International Equity — 19.8%
233,571	iShares MSCI EAFE ETF	15,969,249
83,342	iShares MSCI Emerging Markets ETF	3,602,875

	Total International Equity	19,572,124

	U.S. Equity — 48.3%
34,052	iShares Russell 2000 ETF	4,045,718
33,311	iShares Russell Mid-Cap ETF	5,415,036
214,145	Vanguard S&P 500 ETF	38,424,038

	Total U.S. Equity	47,884,792

	Total Exchange Traded Funds (Cost $69,577,103)	75,692,001

Investment Companies — 23.5% (b)
	Alternative Assets — 5.2%
40,452	JPMorgan International Realty Fund, Class R5 Shares	432,024
361,728	JPMorgan Realty Income Fund, Class R5 Shares	4,709,694

	Total Alternative Assets	5,141,718

	Fixed Income — 14.3%
633,666	JPMorgan Core Bond Fund, Class R6 Shares	7,432,899
113,484	JPMorgan Corporate Bond Fund, Class R6 Shares	1,140,513

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
158,672	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,377,271
47,170	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	462,733
469,435	JPMorgan High Yield Fund, Class R6 Shares	3,830,591

	Total Fixed Income	14,244,007

	International Equity — 3.4%
109,069	JPMorgan Emerging Economies Fund, Class R5 Shares	1,498,606
75,513	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,859,118

	Total International Equity	3,357,724

	Money Market — 0.6%
578,845	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	578,845

	Total Investment Companies (Cost $22,776,530)	23,322,294

	Total Investments — 99.9% (Cost $92,353,633)	99,014,295
	Other Assets in Excess of Liabilities — 0.1%	55,854

	NET ASSETS — 100.0%	$99,070,149

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 79.1%
	Fixed Income — 5.1%
26,294	iShares Core U.S. Aggregate Bond ETF	2,876,564

	International Equity — 21.6%
148,007	iShares MSCI EAFE ETF	10,119,238
49,643	iShares MSCI Emerging Markets ETF	2,146,067

	Total International Equity	12,265,305

	U.S. Equity — 52.4%
21,268	iShares Russell 2000 ETF	2,526,851
20,258	iShares Russell Mid-Cap ETF	3,293,140
133,246	Vanguard S&P 500 ETF	23,908,330

	Total U.S. Equity	29,728,321

	Total Exchange Traded Funds (Cost $41,130,006)	44,870,190

Investment Companies — 21.1% (b)
	Alternative Assets — 5.6%
24,323	JPMorgan International Realty Fund, Class R5 Shares	259,766
226,121	JPMorgan Realty Income Fund, Class R5 Shares	2,944,101

	Total Alternative Assets	3,203,867

	Fixed Income — 10.6%
228,440	JPMorgan Core Bond Fund, Class R6 Shares	2,679,606
38,634	JPMorgan Corporate Bond Fund, Class R6 Shares	388,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
77,931	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	676,437
24,217	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	237,568
250,374	JPMorgan High Yield Fund, Class R6 Shares	2,043,050

	Total Fixed Income	6,024,929

	International Equity — 4.0%
70,857	JPMorgan Emerging Economies Fund, Class R5 Shares	973,579
51,508	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,268,129

	Total International Equity	2,241,708

	Money Market — 0.9%
516,460	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	516,460

	Total Investment Companies (Cost $11,626,967)	11,986,964

	Total Investments — 100.2% (Cost $52,756,973)	56,857,154
	Liabilities in Excess of Other Assets — (0.2)%	(112,836)

	NET ASSETS — 100.0%	$56,744,318

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 81.1%
	Fixed Income — 3.4%
17,929	iShares Core U.S. Aggregate Bond ETF	1,961,433

	International Equity — 22.9%
160,494	iShares MSCI EAFE ETF	10,972,975
54,294	iShares MSCI Emerging Markets ETF	2,347,129

	Total International Equity	13,320,104

	U.S. Equity — 54.8%
22,979	iShares Russell 2000 ETF	2,730,135
21,387	iShares Russell Mid-Cap ETF	3,476,671
142,833	Vanguard S&P 500 ETF	25,628,525

	Total U.S. Equity	31,835,331

	Total Exchange Traded Funds (Cost $43,007,378)	47,116,868

Investment Companies — 19.1% (b)
	Alternative Assets — 5.9%
25,418	JPMorgan International Realty Fund, Class R5 Shares	271,468
244,472	JPMorgan Realty Income Fund, Class R5 Shares	3,183,022

	Total Alternative Assets	3,454,490

	Fixed Income — 8.1%
144,487	JPMorgan Core Bond Fund, Class R6 Shares	1,694,830
16,354	JPMorgan Corporate Bond Fund, Class R6 Shares	164,360

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
70,383	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	610,921
23,291	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	228,482
244,945	JPMorgan High Yield Fund, Class R6 Shares	1,998,754

	Total Fixed Income	4,697,347

	International Equity — 4.2%
80,903	JPMorgan Emerging Economies Fund, Class R5 Shares	1,111,605
54,369	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,338,567

	Total International Equity	2,450,172

	Money Market — 0.9%
521,649	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	521,649

	Total Investment Companies (Cost $10,752,585)	11,123,658

	Total Investments — 100.2% (Cost $53,759,963)	58,240,526
	Liabilities in Excess of Other Assets — (0.2)%	(125,220)

	NET ASSETS — 100.0%	$58,115,306

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 80.9%
	Fixed Income — 3.4%
8,403	iShares Core U.S. Aggregate Bond ETF	919,288

	International Equity — 22.9%
76,061	iShares MSCI EAFE ETF	5,200,290
25,477	iShares MSCI Emerging Markets ETF	1,101,371

	Total International Equity	6,301,661

	U.S. Equity — 54.6%
10,754	iShares Russell 2000 ETF	1,277,683
10,242	iShares Russell Mid-Cap ETF	1,664,939
67,381	Vanguard S&P 500 ETF	12,090,174

	Total U.S. Equity	15,032,796

	Total Exchange Traded Funds (Cost $20,529,139)	22,253,745

Investment Companies — 19.0% (b)
	Alternative Assets — 5.9%
11,103	JPMorgan International Realty Fund, Class R5 Shares	118,582
117,270	JPMorgan Realty Income Fund, Class R5 Shares	1,526,852

	Total Alternative Assets	1,645,434

	Fixed Income — 8.1%
68,833	JPMorgan Core Bond Fund, Class R6 Shares	807,410
7,766	JPMorgan Corporate Bond Fund, Class R6 Shares	78,048

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
34,194	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	296,807
10,461	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	102,619
116,176	JPMorgan High Yield Fund, Class R6 Shares	947,993

	Total Fixed Income	2,232,877

	International Equity — 4.1%
37,302	JPMorgan Emerging Economies Fund, Class R5 Shares	512,528
25,034	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	616,337

	Total International Equity	1,128,865

	Money Market — 0.9%
238,265	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	238,265

	Total Investment Companies (Cost $5,085,790)	5,245,441

	Total Investments — 99.9% (Cost $25,614,929)	27,499,186
	Other Assets in Excess of Liabilities — 0.1%	20,170

	NET ASSETS — 100.0%	$27,519,356

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 81.2%
	Fixed Income — 3.3%
5,679	iShares Core U.S. Aggregate Bond ETF	621,282

	International Equity — 23.1%
52,554	iShares MSCI EAFE ETF	3,593,117
18,273	iShares MSCI Emerging Markets ETF	789,942

	Total International Equity	4,383,059

	U.S. Equity — 54.8%
7,428	iShares Russell 2000 ETF	882,521
6,930	iShares Russell Mid-Cap ETF	1,126,541
46,647	Vanguard S&P 500 ETF	8,369,871

	Total U.S. Equity	10,378,933

	Total Exchange Traded Funds (Cost $13,997,972)	15,383,274

Investment Companies — 19.3% (b)
	Alternative Assets — 5.9%
6,856	JPMorgan International Realty Fund, Class R5 Shares	73,217
80,712	JPMorgan Realty Income Fund, Class R5 Shares	1,050,869

	Total Alternative Assets	1,124,086

	Fixed Income — 8.3%
49,412	JPMorgan Core Bond Fund, Class R6 Shares	579,604
6,147	JPMorgan Corporate Bond Fund, Class R6 Shares	61,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
22,882	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	198,620
7,302	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	71,629
79,449	JPMorgan High Yield Fund, Class R6 Shares	648,302

	Total Fixed Income	1,559,932

	International Equity — 4.1%
25,659	JPMorgan Emerging Economies Fund, Class R5 Shares	352,551
17,031	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	419,298

	Total International Equity	771,849

	Money Market — 1.0%
196,240	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	196,240

	Total Investment Companies (Cost $3,530,132)	3,652,107

	Total Investments — 100.5% (Cost $17,528,104)	19,035,381
	Liabilities in Excess of Other Assets — (0.5)%	(85,776)

	NET ASSETS — 100.0%	$18,949,605

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 81.2%
	Fixed Income — 3.2%
1,716	iShares Core U.S. Aggregate Bond ETF (m)	187,731

	International Equity — 23.1%
16,137	iShares MSCI EAFE ETF	1,103,287
5,528	iShares MSCI Emerging Markets ETF	238,975

	Total International Equity	1,342,262

	U.S. Equity — 54.9%
2,197	iShares Russell 2000 ETF	261,026
2,154	iShares Russell Mid-Cap ETF	350,154
14,377	Vanguard S&P 500 ETF	2,579,664

	Total U.S. Equity	3,190,844

	Total Exchange Traded Funds (Cost $4,245,487)	4,720,837

Investment Companies — 19.6% (b)
	Alternative Assets — 5.9%
1,301	JPMorgan International Realty Fund, Class R5 Shares	13,899
25,441	JPMorgan Realty Income Fund, Class R5 Shares	331,242

	Total Alternative Assets	345,141

	Fixed Income — 8.3%
15,449	JPMorgan Core Bond Fund, Class R6 Shares	181,221
1,754	JPMorgan Corporate Bond Fund, Class R6 Shares	17,630

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
7,017	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	60,912
2,174	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	21,329
24,257	JPMorgan High Yield Fund, Class R6 Shares	197,937

	Total Fixed Income	479,029

	International Equity — 4.1%
8,110	JPMorgan Emerging Economies Fund, Class R5 Shares	111,431
5,184	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	127,635

	Total International Equity	239,066

	Money Market — 1.3%
75,634	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	75,634

	Total Investment Companies (Cost $1,102,206)	1,138,870

	Total Investments — 100.8% (Cost $5,347,693)	5,859,707
	Liabilities in Excess of Other Assets — (0.8)%	(45,110)

	NET ASSETS — 100.0%	$5,814,597

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts
TIPS	— Treasury Inflation Protected Security

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2014.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$20,463,371	$27,555,458	$68,145,664
Investments in affiliates, at value	18,189,906	20,157,391	33,105,641

Total investment securities, at value	38,653,277	47,712,849	101,251,305
Cash	2,143	1,940	3,654
Receivables:
Investment securities sold	—	—	400,916
Fund shares sold	62,069	33,617	138,232
Dividends from non-affiliates	80,720	116,263	316,786
Dividends from affiliates	36,041	41,934	72,270
Due from Adviser	9,654	11,782	15,087
Other assets	21,736	11,320	9,379

Total Assets	38,865,640	47,929,705	102,207,629

LIABILITIES:
Payables:
Investment securities purchased	36,008	41,910	674,035
Fund shares redeemed	221,779	345	4
Accrued liabilities:
Administration fees	293	3,267	6,857
Shareholder servicing fees	1,437	1,543	3,285
Distribution fees	71	73	76
Custodian and accounting fees	13,172	13,143	13,264
Trustees’ and Chief Compliance Officer’s fees	11	32	64
Audit fees	12,268	12,271	12,293
Transfer agent fees	7,112	6,058	12,232
Printing & Postage fees	1,457	4,374	5,017
Other	2,729	2,813	2,894

Total Liabilities	296,337	85,829	730,021

Net Assets	$38,569,303	$47,843,876	$101,477,608

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$36,876,161	$45,091,887	$94,999,656
Accumulated undistributed (distributions in excess of) net investment income	(46)	(75)	(126)
Accumulated net realized gains (losses)	116,008	110,066	245,636
Net unrealized appreciation (depreciation)	1,577,180	2,641,998	6,232,442

Total Net Assets	$38,569,303	$47,843,876	$101,477,608

Net Assets:
Class A	$57,991	$59,964	$62,504
Class C	57,298	59,249	61,763
Class R2	57,700	59,663	62,195
Class R5	21,940,682	21,360,913	45,752,633
Class R6	13,960,559	23,135,359	48,730,493
Select Class	2,495,073	3,168,728	6,808,020

Total	$38,569,303	$47,843,876	$101,477,608

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,456	3,468	3,466
Class C	3,417	3,428	3,426
Class R2	3,440	3,452	3,449
Class R5	1,308,025	1,235,607	2,537,244
Class R6	831,956	1,337,880	2,702,029
Select Class	148,747	183,313	377,610

Net Asset Value (a):
Class A — Redemption price per share	$16.78	$17.29	$18.03
Class C — Offering price per share (b)	16.77	17.28	18.03
Class R2 — Offering and redemption price per share	16.77	17.29	18.03
Class R5 — Offering and redemption price per share	16.77	17.29	18.03
Class R6 — Offering and redemption price per share	16.78	17.29	18.03
Select Class — Offering and redemption price per share	16.77	17.29	18.03
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.57	$18.10	$18.88

Cost of investments in non-affiliates	$19,096,514	$25,151,180	$62,454,779
Cost of investments in affiliates	17,979,583	19,919,671	32,564,084

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$58,219,470	$75,692,001	$44,870,190
Investments in affiliates, at value	21,880,342	23,322,294	11,986,964

Total investment securities, at value	80,099,812	99,014,295	56,857,154
Cash	2,481	4,512	2,820
Receivables:
Investment securities sold	120,689	—	—
Fund shares sold	102,735	154,311	161,647
Dividends from non-affiliates	292,411	410,046	255,144
Dividends from affiliates	43,996	41,823	17,958
Due from Adviser	14,635	17,196	12,884

Total Assets	80,676,759	99,642,183	57,307,607

LIABILITIES:
Payables:
Distributions	4,206	1,868	—
Investment securities purchased	475,186	443,688	519,308
Fund shares redeemed	1	75,694	7,317
Accrued liabilities:
Administration fees	5,413	6,710	2,348
Shareholder servicing fees	3,041	4,698	2,527
Distribution fees	78	80	82
Custodian and accounting fees	13,337	13,383	13,551
Trustees’ and Chief Compliance Officer’s fees	—	49	—
Other	21,139	25,864	18,156

Total Liabilities	522,401	572,034	563,289

Net Assets	$80,154,358	$99,070,149	$56,744,318

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$74,616,183	$92,157,510	$52,565,470
Accumulated undistributed (distributions in excess of) net investment income	(2,372)	(1,957)	(55)
Accumulated net realized gains (losses)	165,115	253,934	78,722
Net unrealized appreciation (depreciation)	5,375,432	6,660,662	4,100,181

Total Net Assets	$80,154,358	$99,070,149	$56,744,318

Net Assets:
Class A	$64,440	$66,203	$67,644
Class C	63,675	65,414	66,839
Class R2	64,120	65,871	67,306
Class R5	41,884,578	58,548,233	26,317,740
Class R6	31,592,373	29,155,385	23,185,570
Select Class	6,485,172	11,169,043	7,039,219

Total	$80,154,358	$99,070,149	$56,744,318

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,468	3,458	3,456
Class C	3,428	3,419	3,417
Class R2	3,451	3,442	3,440
Class R5	2,253,610	3,059,543	1,344,422
Class R6	1,699,896	1,523,009	1,184,458
Select Class	348,993	583,707	359,740

Net Asset Value (a):
Class A — Redemption price per share	$18.58	$19.14	$19.57
Class C — Offering price per share (b)	18.57	19.13	19.56
Class R2 — Offering and redemption price per share	18.58	19.14	19.57
Class R5 — Offering and redemption price per share	18.59	19.14	19.58
Class R6 — Offering and redemption price per share	18.58	19.14	19.57
Select Class — Offering and redemption price per share	18.58	19.13	19.57
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.46	$20.04	$20.49

Cost of investments in non-affiliates	$53,216,448	$69,577,103	$41,130,006
Cost of investments in affiliates	21,507,932	22,776,530	11,626,967

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$47,116,868	$22,253,745	$15,383,274	$4,720,837
Investments in affiliates, at value	11,123,658	5,245,441	3,652,107	1,138,870

Total investment securities, at value	58,240,526	27,499,186	19,035,381	5,859,707
Cash	541	—	—	—
Receivables:
Fund shares sold	104,429	64,660	22,369	10,312
Dividends from non-affiliates	277,659	130,751	90,633	27,824
Dividends from affiliates	14,767	7,024	4,893	1,501
Due from Adviser	13,372	9,837	8,050	14,123
Other assets	—	12,355	—	—

Total Assets	58,651,294	27,723,813	19,161,326	5,913,467

LIABILITIES:
Payables:
Investment securities purchased	416,633	167,770	165,566	71,806
Fund shares redeemed	83,965	—	16,591	—
Accrued liabilities:
Administration fees	3,641	—	—	—
Shareholder servicing fees	3,346	1,492	1,324	445
Distribution fees	83	83	83	83
Custodian and accounting fees	13,213	13,623	13,174	13,140
Trustees’ and Chief Compliance Officer’s fees	25	11	7	1
Audit fees	11,741	12,429	12,452	12,454
Other	3,341	9,049	2,524	941

Total Liabilities	535,988	204,457	211,721	98,870

Net Assets	$58,115,306	$27,519,356	$18,949,605	$5,814,597

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$53,532,402	$25,593,358	$17,426,127	$5,298,976
Accumulated undistributed (distributions in excess of) net investment income	(56)	(23)	(18)	(8)
Accumulated net realized gains (losses)	102,397	41,764	16,219	3,615
Net unrealized appreciation (depreciation)	4,480,563	1,884,257	1,507,277	512,014

Total Net Assets	$58,115,306	$27,519,356	$18,949,605	$5,814,597

Net Assets:
Class A	$68,397	$68,311	$68,363	$68,033
Class C	67,582	67,498	67,548	67,223
Class R2	68,055	67,969	68,021	67,693
Class R5	27,542,352	15,862,556	11,027,186	3,988,320
Class R6	19,605,778	7,446,757	3,503,945	363,385
Select Class	10,763,142	4,006,265	4,214,542	1,259,943

Total	$58,115,306	$27,519,356	$18,949,605	$5,814,597

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,454	3,465	3,467	3,515
Class C	3,415	3,426	3,428	3,475
Class R2	3,438	3,449	3,451	3,498
Class R5	1,391,095	804,741	559,358	206,060
Class R6	990,304	377,572	177,669	18,769
Select Class	543,858	203,243	213,815	65,097

Net Asset Value (a):
Class A — Redemption price per share	$19.80	$19.71	$19.72	$19.36
Class C — Offering price per share (b)	19.79	19.70	19.71	19.35
Class R2 — Offering and redemption price per share	19.80	19.71	19.71	19.35
Class R5 — Offering and redemption price per share	19.80	19.71	19.71	19.36
Class R6 — Offering and redemption price per share	19.80	19.72	19.72	19.36
Select Class — Offering and redemption price per share	19.79	19.71	19.71	19.35
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.73	$20.64	$20.65	$20.27

Cost of investments in non-affiliates	$43,007,378	$20,529,139	$13,997,972	$4,245,487
Cost of investments in affiliates	10,752,585	5,085,790	3,530,132	1,102,206

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$270,223	$430,720	$987,633
Dividend income from affiliates	272,702	375,242	606,318

Total investment income	542,925	805,962	1,593,951

EXPENSES:
Investment advisory fees	65,197	94,841	176,839
Administration fees	18,095	26,345	49,103
Distribution fees:
Class A	138	142	147
Class C	411	422	436
Class R2	275	283	292
Shareholder servicing fees:
Class A	138	142	147
Class C	137	141	145
Class R2	138	142	146
Class R5	4,176	4,841	7,882
Select Class	5,249	6,009	13,643
Custodian and accounting fees	22,461	22,057	22,354
Interest expense to affiliates	48	96	110
Professional fees	30,421	30,457	30,632
Trustees’ and Chief Compliance Officer’s fees	187	329	570
Printing and mailing costs	9,160	16,038	24,693
Registration and filing fees	74,174	89,232	91,499
Transfer agent fees	18,210	15,820	22,554
Offering costs	517	517	517
Other	7,761	7,742	8,159

Total expenses	256,893	315,596	449,868

Less amounts waived	(79,153)	(112,830)	(209,558)
Less expense reimbursements	(139,374)	(149,964)	(133,643)

Net expenses	38,366	52,802	106,667

Net investment income (loss)	504,559	753,160	1,487,284

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	140,038	175,243	211,307
Investments in affiliates	(55,351)	(129,520)	(93,211)
Futures	(139)	(197)	(81)

Net realized gain (loss)	84,548	45,526	118,015

Distributions of capital gains received from investment company non-affiliates	262	416	751
Distributions of capital gains received from investment company affiliates	62,652	89,860	168,356
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,347,152	2,370,759	5,540,142
Investments in affiliates	280,738	449,921	782,664

Change in net unrealized appreciation/depreciation	1,627,890	2,820,680	6,322,806

Net realized/unrealized gains (losses)	1,775,352	2,956,482	6,609,928

Change in net assets resulting from operations	$2,279,911	$3,709,642	$8,097,212

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$804,106	$1,001,042	$626,062
Dividend income from affiliates	358,683	331,297	169,723

Total investment income	1,162,789	1,332,339	795,785

EXPENSES:
Investment advisory fees	129,469	144,000	86,812
Administration fees	35,949	39,957	24,078
Distribution fees:
Class A	150	154	156
Class C	447	456	465
Class R2	299	306	311
Shareholder servicing fees:
Class A	150	154	156
Class C	149	152	155
Class R2	150	153	156
Class R5	6,953	8,975	4,368
Select Class	10,405	21,359	12,766
Custodian and accounting fees	22,297	22,518	22,885
Interest expense to affiliates	56	40	—
Professional fees	30,628	30,511	30,545
Trustees’ and Chief Compliance Officer’s fees	298	390	210
Printing and mailing costs	19,304	17,181	10,410
Registration and filing fees	92,657	95,888	91,958
Transfer agent fees	22,498	26,747	20,991
Offering costs	517	517	517
Other	8,109	9,764	9,451

Total expenses	380,485	419,222	316,390

Less amounts waived	(151,055)	(166,092)	(104,909)
Less expense reimbursements	(146,375)	(145,326)	(146,168)

Net expenses	83,055	107,804	65,313

Net investment income (loss)	1,079,734	1,224,535	730,472

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	123,596	184,129	60,936
Investments in affiliates	(37,036)	(7,212)	(22,247)
Futures	(35)	—	—

Net realized gain (loss)	86,525	176,917	38,689

Distributions of capital gains received from investment company non-affiliates	381	347	91
Distributions of capital gains received from investment company affiliates	103,269	101,841	58,043
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,808,936	5,967,312	3,643,420
Investments in affiliates	551,131	630,333	378,349

Change in net unrealized appreciation/depreciation	5,360,067	6,597,645	4,021,769

Net realized/unrealized gains (losses)	5,550,242	6,876,750	4,118,592

Change in net assets resulting from operations	$6,629,976	$8,101,285	$4,849,064

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2014 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$666,202	$280,062	$209,785	$58,621
Dividend income from affiliates	157,439	60,076	47,428	12,165

Total investment income	823,641	340,138	257,213	70,786

EXPENSES:
Investment advisory fees	90,032	35,924	27,867	7,610
Administration fees	24,978	9,962	7,735	2,114
Distribution fees:
Class A	158	158	158	157
Class C	469	468	468	466
Class R2	314	314	314	313
Shareholder servicing fees:
Class A	158	158	158	157
Class C	156	156	156	155
Class R2	157	157	157	156
Class R5	4,535	2,296	1,787	510
Select Class	19,797	7,137	8,048	2,687
Custodian and accounting fees	22,569	23,060	22,634	22,213
Professional fees	29,946	30,587	30,466	30,438
Trustees’ and Chief Compliance Officer’s fees	238	89	71	18
Printing and mailing costs	10,855	5,582	5,327	3,173
Registration and filing fees	88,614	83,782	91,802	91,644
Transfer agent fees	21,674	16,818	14,835	13,013
Offering costs	517	517	517	517
Other	9,794	8,997	8,039	6,458

Total expenses	324,961	226,162	220,539	181,799

Less amounts waived	(107,694)	(44,411)	(35,468)	(9,866)
Less expense reimbursements	(143,185)	(151,990)	(159,528)	(164,063)

Net expenses	74,082	29,761	25,543	7,870

Net investment income (loss)	749,559	310,377	231,670	62,916

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	55,178	18,224	(1,179)	(1,213)
Investments in affiliates	9,320	9,822	6,334	2,709

Net realized gain (loss)	64,498	28,046	5,155	1,496

Distributions of capital gains received from investment company non-affiliates	52	99	13	83
Distributions of capital gains received from investment company affiliates	58,976	20,295	16,609	3,905
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,027,912	1,639,210	1,308,122	390,711
Investments in affiliates	377,763	159,514	125,168	35,014

Change in net unrealized appreciation/depreciation	4,405,675	1,798,724	1,433,290	425,725

Net realized/unrealized gains (losses)	4,529,201	1,847,164	1,455,067	431,209

Change in net assets resulting from operations	$5,278,760	$2,157,541	$1,686,737	$494,125

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$504,559	$62,012	$753,160	$157,152
Net realized gain (loss)	84,548	(14,953)	45,526	(2,833)
Distributions of capital gains received from investment company non-affiliates	262	578	416	592
Distributions of capital gains received from investment company affiliates	62,652	1,113	89,860	1,019
Change in net unrealized appreciation/depreciation	1,627,890	(50,710)	2,820,680	(178,682)

Change in net assets resulting from operations	2,279,911	(1,960)	3,709,642	(22,752)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(963)	(959)	(1,167)	(992)
From net realized gains	(28)	(9)	(26)	—
Class C
From net investment income	(636)	(654)	(828)	(684)
From net realized gains	(27)	(9)	(25)	—
Class R2
From net investment income	(824)	(830)	(1,024)	(863)
From net realized gains	(28)	(10)	(25)	—
Class R5
From net investment income	(199,431)	(2,897)	(230,288)	(8,606)
From net realized gains	(1,064)	(10)	(1,003)	—
Class R6
From net investment income	(275,291)	(34,014)	(508,120)	(97,949)
From net realized gains	(6,417)	(9)	(9,797)	—
Select Class
From net investment income	(43,997)	(15,576)	(55,875)	(16,565)
From net realized gains	(1,226)	(142)	(1,302)	—

Total distributions to shareholders	(529,932)	(55,119)	(809,480)	(125,659)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	31,600,991	5,275,412	29,940,625	15,151,500

NET ASSETS:
Change in net assets	33,350,970	5,218,333	32,840,787	15,003,089
Beginning of period	5,218,333	—	15,003,089	—

End of period	$38,569,303	$5,218,333	$47,843,876	$15,003,089

Accumulated undistributed (distributions in excess of) net investment income	$(46)	$8,539	$(75)	$32,875

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,487,284	$213,229	$1,079,734	$177,962
Net realized gain (loss)	118,015	19,384	86,525	21,932
Distributions of capital gains received from investment company non-affiliates	751	553	381	413
Distributions of capital gains received from investment company affiliates	168,356	836	103,269	730
Change in net unrealized appreciation/depreciation	6,322,806	(90,364)	5,360,067	15,365

Change in net assets resulting from operations	8,097,212	143,638	6,629,976	216,402

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,156)	(1,010)	(1,209)	(1,014)
From net realized gains	(39)	—	(51)	—
Class C
From net investment income	(804)	(699)	(848)	(701)
From net realized gains	(39)	—	(51)	—
Class R2
From net investment income	(1,008)	(879)	(1,057)	(882)
From net realized gains	(39)	—	(51)	—
Class R5
From net investment income	(423,451)	(3,878)	(378,271)	(6,562)
From net realized gains	(2,561)	—	(3,045)	—
Class R6
From net investment income	(1,011,076)	(134,353)	(668,509)	(99,243)
From net realized gains	(28,656)	—	(24,260)	—
Select Class
From net investment income	(131,498)	(17,669)	(101,725)	(16,476)
From net realized gains	(4,313)	—	(4,469)	—

Total distributions to shareholders	(1,604,640)	(158,488)	(1,183,546)	(124,878)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	75,746,028	19,253,858	58,968,350	15,648,054

NET ASSETS:
Change in net assets	82,238,600	19,239,008	64,414,780	15,739,578
Beginning of period	19,239,008	—	15,739,578	—

End of period	$101,477,608	$19,239,008	$80,154,358	$15,739,578

Accumulated undistributed (distributions in excess of) net investment income	$(126)	$55,948	$(2,372)	$54,100

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,224,535	$104,883	$730,472	$45,444
Net realized gain (loss)	176,917	17,489	38,689	21,164
Distributions of capital gains received from investment company non-affiliates	347	264	91	138
Distributions of capital gains received from investment company affiliates	101,841	669	58,043	619
Change in net unrealized appreciation/depreciation	6,597,645	63,017	4,021,769	78,412

Change in net assets resulting from operations	8,101,285	186,322	4,849,064	145,777

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,136)	(976)	(1,088)	(992)
From net realized gains	(37)	—	(61)	—
Class C
From net investment income	(768)	(661)	(714)	(676)
From net realized gains	(37)	—	(61)	—
Class R2
From net investment income	(982)	(844)	(931)	(859)
From net realized gains	(37)	—	(61)	—
Class R5
From net investment income	(514,598)	(4,838)	(238,235)	(2,898)
From net realized gains	(3,432)	—	(2,572)	—
Class R6
From net investment income	(563,075)	(47,048)	(404,728)	(8,912)
From net realized gains	(15,065)	—	(17,863)	—
Select Class
From net investment income	(198,837)	(16,791)	(111,529)	(17,925)
From net realized gains	(6,020)	—	(6,095)	—

Total distributions to shareholders	(1,304,024)	(71,158)	(783,938)	(32,262)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	83,432,022	8,725,702	49,431,945	3,133,732

NET ASSETS:
Change in net assets	90,229,283	8,840,866	53,497,071	3,247,247
Beginning of period	8,840,866	—	3,247,247	—

End of period	$99,070,149	$8,840,866	$56,744,318	$3,247,247

Accumulated undistributed (distributions in excess of) net investment income	$(1,957)	$34,578	$(55)	$13,892

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$749,559	$35,244	$310,377	$28,162
Net realized gain (loss)	64,498	19,411	28,046	27,009
Distributions of capital gains received from investment company non-affiliates	52	103	99	95
Distributions of capital gains received from investment company affiliates	58,976	597	20,295	585
Change in net unrealized appreciation/depreciation	4,405,675	74,888	1,798,724	85,533

Change in net assets resulting from operations	5,278,760	130,243	2,157,541	141,384

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,083)	(982)	(1,129)	(1,000)
From net realized gains	(58)	—	(185)	—
Class C
From net investment income	(705)	(666)	(751)	(684)
From net realized gains	(58)	—	(184)	—
Class R2
From net investment income	(924)	(849)	(970)	(867)
From net realized gains	(58)	—	(184)	—
Class R5
From net investment income	(256,672)	(2,932)	(135,016)	(1,676)
From net realized gains	(3,590)	—	(3,811)	—
Class R6
From net investment income	(339,944)	(3,944)	(121,719)	(2,151)
From net realized gains	(13,735)	—	(14,793)	—
Select Class
From net investment income	(174,902)	(16,579)	(61,989)	(16,261)
From net realized gains	(8,623)	—	(9,761)	—

Total distributions to shareholders	(800,352)	(25,952)	(350,492)	(22,639)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	51,364,058	2,168,549	24,326,561	1,267,001

NET ASSETS:
Change in net assets	55,842,466	2,272,840	26,133,610	1,385,746
Beginning of period	2,272,840	—	1,385,746	—

End of period	$58,115,306	$2,272,840	$27,519,356	$1,385,746

Accumulated undistributed (distributions in excess of) net investment income	$(56)	$9,960	$(23)	$6,177

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$231,670	$30,629	$62,916	$26,804
Net realized gain (loss)	5,155	21,325	1,496	22,253
Distributions of capital gains received from investment company non-affiliates	13	95	83	96
Distributions of capital gains received from investment company affiliates	16,609	585	3,905	585
Change in net unrealized appreciation/depreciation	1,433,290	73,987	425,725	86,289

Change in net assets resulting from operations	1,686,737	126,621	494,125	136,027

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,176)	(995)	(1,385)	(998)
From net realized gains	(177)	—	(799)	—
Class C
From net investment income	(798)	(678)	(1,008)	(681)
From net realized gains	(176)	—	(793)	—
Class R2
From net investment income	(1,017)	(861)	(1,227)	(865)
From net realized gains	(177)	—	(796)	—
Class R5
From net investment income	(103,190)	(2,751)	(32,929)	(1,236)
From net realized gains	(4,262)	—	(3,276)	—
Class R6
From net investment income	(63,795)	(2,015)	(7,233)	(1,457)
From net realized gains	(7,801)	—	(3,737)	—
Select Class
From net investment income	(73,647)	(16,174)	(25,851)	(16,595)
From net realized gains	(10,394)	—	(13,869)	—

Total distributions to shareholders	(266,610)	(23,474)	(92,903)	(21,832)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,757,178	1,669,153	4,161,579	1,137,601

NET ASSETS:
Change in net assets	17,177,305	1,772,300	4,562,801	1,251,796
Beginning of period	1,772,300	—	1,251,796	—

End of period	$18,949,605	$1,772,300	$5,814,597	$1,251,796

Accumulated undistributed (distributions in excess of) net investment income	$(18)	$7,808	$(8)	$5,625

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,001	$—	$49,988
Distributions reinvested	991	968	1,193	992

Change in net assets resulting from Class A capital transactions	$991	$50,969	$1,193	$50,980

Class C
Proceeds from shares issued	$—	$50,001	$—	$49,989
Distributions reinvested	663	663	853	684

Change in net assets resulting from Class C capital transactions	$663	$50,664	$853	$50,673

Class R2
Proceeds from shares issued	$—	$50,000	$—	$49,988
Distributions reinvested	852	840	1,049	863

Change in net assets resulting from Class R2 capital transactions	$852	$50,840	$1,049	$50,851

Class R5
Proceeds from shares issued	$31,288,089	$450,665	$33,773,297	$1,697,580
Distributions reinvested	200,495	2,907	231,291	8,606
Cost of shares redeemed	(10,715,236)	(47,529)	(15,284,166)	—

Change in net assets resulting from Class R5 capital transactions	$20,773,348	$406,043	$18,720,422	$1,706,186

Class R6
Proceeds from shares issued	$12,560,926	$5,435,406	$14,216,920	$14,447,082
Distributions reinvested	281,708	34,023	517,917	97,949
Cost of shares redeemed	(3,555,167)	(1,518,660)	(5,562,952)	(2,137,114)

Change in net assets resulting from Class R6 capital transactions	$9,287,467	$3,950,769	$9,171,885	$12,407,917

Select Class
Proceeds from shares issued	$1,766,857	$751,137	$2,214,949	$868,328
Distributions reinvested	45,223	15,718	57,177	16,565
Cost of shares redeemed	(274,410)	(728)	(226,903)	—

Change in net assets resulting from Select Class capital transactions	$1,537,670	$766,127	$2,045,223	$884,893

Total change in net assets resulting from capital transactions	$31,600,991	$5,275,412	$29,940,625	$15,151,500

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	60	63	71	64

Change in Class A Shares	60	3,396	71	3,397

Class C
Issued	—	3,333	—	3,333
Reinvested	41	43	51	44

Change in Class C Shares	41	3,376	51	3,377

Class R2
Issued	—	3,334	—	3,334
Reinvested	52	54	63	55

Change in Class R2 Shares	52	3,388	63	3,389

Class R5
Issued	1,922,790	28,628	2,019,784	105,423
Reinvested	12,067	188	13,554	548
Redeemed	(652,621)	(3,027)	(903,702)	—

Change in Class R5 Shares	1,282,236	25,789	1,129,636	105,971

Class R6
Issued	783,637	345,362	860,374	907,360
Reinvested	17,198	2,185	30,845	6,188
Redeemed	(219,753)	(96,673)	(333,476)	(133,411)

Change in Class R6 Shares	581,082	250,874	557,743	780,137

Select Class
Issued	111,771	50,071	134,994	57,374
Reinvested	2,762	1,017	3,392	1,062
Redeemed	(16,828)	(46)	(13,509)	—

Change in Select Class Shares	97,705	51,042	124,877	58,436

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	1,195	1,010	1,260	1,014

Change in net assets resulting from Class A capital transactions	$1,195	$51,007	$1,260	$51,014

Class C
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	843	699	899	701

Change in net assets resulting from Class C capital transactions	$843	$50,696	$899	$50,701

Class R2
Proceeds from shares issued	$—	$49,997	$—	$50,000
Distributions reinvested	1,047	879	1,108	882

Change in net assets resulting from Class R2 capital transactions	$1,047	$50,876	$1,108	$50,882

Class R5
Proceeds from shares issued	$56,585,432	$676,597	$45,954,934	$1,411,273
Distributions reinvested	426,012	3,878	381,316	6,562
Cost of shares redeemed	(13,911,103)	(485)	(7,816,270)	—

Change in net assets resulting from Class R5 capital transactions	$43,100,341	$679,990	$38,519,980	$1,417,835

Class R6
Proceeds from shares issued	$32,016,030	$18,645,839	$18,298,095	$13,898,919
Distributions reinvested	1,039,732	134,353	692,769	99,243
Cost of shares redeemed	(5,615,866)	(1,299,995)	(3,713,584)	(696,660)

Change in net assets resulting from Class R6 capital transactions	$27,439,896	$17,480,197	$15,277,280	$13,301,502

Select Class
Proceeds from shares issued	$5,520,823	$923,831	$5,370,708	$763,600
Distributions reinvested	135,811	17,669	95,058	16,476
Cost of shares redeemed	(453,928)	(408)	(297,943)	(3,956)

Change in net assets resulting from Select Class capital transactions	$5,202,706	$941,092	$5,167,823	$776,120

Total change in net assets resulting from capital transactions	$75,746,028	$19,253,858	$58,968,350	$15,648,054

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	69	64	71	64

Change in Class A Shares	69	3,397	71	3,397

Class C
Issued	—	3,333	—	3,333
Reinvested	48	45	50	45

Change in Class C Shares	48	3,378	50	3,378

Class R2
Issued	—	3,333	—	3,333
Reinvested	60	56	62	56

Change in Class R2 Shares	60	3,389	62	3,389

Class R5
Issued	3,264,824	41,440	2,580,990	84,764
Reinvested	23,882	243	20,759	405
Redeemed	(793,115)	(30)	(433,308)	—

Change in Class R5 Shares	2,495,591	41,653	2,168,441	85,169

Class R6
Issued	1,883,826	1,158,107	1,051,342	856,586
Reinvested	59,529	8,336	38,686	6,074
Redeemed	(328,094)	(79,675)	(210,321)	(42,471)

Change in Class R6 Shares	1,615,261	1,086,768	879,707	820,189

Select Class
Issued	334,076	60,594	309,030	50,836
Reinvested	7,780	1,122	5,258	1,041
Redeemed	(25,937)	(25)	(16,924)	(248)

Change in Select Class Shares	315,919	61,691	297,364	51,629

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000	$—	$49,994
Distributions reinvested	1,173	976	1,149	992

Change in net assets resulting from Class A capital transactions	$1,173	$50,976	$1,149	$50,986

Class C
Proceeds from shares issued	$—	$50,000	$—	$49,995
Distributions reinvested	805	661	775	676

Change in net assets resulting from Class C capital transactions	$805	$50,661	$775	$50,671

Class R2
Proceeds from shares issued	$—	$50,000	$—	$49,995
Distributions reinvested	1,019	844	992	859

Change in net assets resulting from Class R2 capital transactions	$1,019	$50,844	$992	$50,854

Class R5
Proceeds from shares issued	$61,563,428	$1,024,489	$27,531,426	$614,995
Distributions reinvested	518,030	4,838	240,807	2,898
Cost of shares redeemed	(7,389,886)	(38,601)	(3,467,471)	(659)

Change in net assets resulting from Class R5 capital transactions	$54,691,572	$990,726	$24,304,762	$617,234

Class R6
Proceeds from shares issued	$22,042,808	$7,096,216	$21,771,431	$1,359,271
Distributions reinvested	578,140	47,048	422,591	8,912
Cost of shares redeemed	(2,923,610)	(413,241)	(2,234,224)	(88,583)

Change in net assets resulting from Class R6 capital transactions	$19,697,338	$6,730,023	$19,959,798	$1,279,600

Select Class
Proceeds from shares issued	$9,275,915	$835,681	$5,600,804	$1,067,654
Distributions reinvested	199,328	16,791	117,624	17,925
Cost of shares redeemed	(435,128)	—	(553,959)	(1,192)

Change in net assets resulting from Select Class capital transactions	$9,040,115	$852,472	$5,164,469	$1,084,387

Total change in net assets resulting from capital transactions	$83,432,022	$8,725,702	$49,431,945	$3,133,732

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,334
Reinvested	63	62	60	62

Change in Class A Shares	63	3,395	60	3,396

Class C
Issued	—	3,333	—	3,333
Reinvested	44	42	41	43

Change in Class C Shares	44	3,375	41	3,376

Class R2
Issued	—	3,334	—	3,333
Reinvested	55	53	53	54

Change in Class R2 Shares	55	3,387	53	3,387

Class R5
Issued	3,370,862	61,201	1,478,787	36,238
Reinvested	27,358	296	12,440	177
Redeemed	(397,829)	(2,345)	(183,181)	(39)

Change in Class R5 Shares	3,000,391	59,152	1,308,046	36,376

Class R6
Issued	1,241,928	432,870	1,204,686	82,461
Reinvested	31,282	2,849	22,302	537
Redeemed	(160,957)	(24,963)	(120,236)	(5,292)

Change in Class R6 Shares	1,112,253	410,756	1,106,752	77,706

Select Class
Issued	540,516	55,346	312,777	69,527
Reinvested	10,792	1,055	6,194	1,117
Redeemed	(24,002)	—	(29,802)	(73)

Change in Select Class Shares	527,306	56,401	289,169	70,571

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	1,141	982	1,314	1,000

Change in net assets resulting from Class A capital transactions	$1,141	$50,979	$1,314	$50,999

Class C
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	763	666	935	684

Change in net assets resulting from Class C capital transactions	$763	$50,663	$935	$50,683

Class R2
Proceeds from shares issued	$—	$49,997	$—	$49,999
Distributions reinvested	982	849	1,154	867

Change in net assets resulting from Class R2 capital transactions	$982	$50,846	$1,154	$50,866

Class R5
Proceeds from shares issued	$28,088,817	$683,839	$16,065,185	$211,638
Distributions reinvested	260,262	2,932	138,827	1,676
Cost of shares redeemed	(3,005,756)	(4,671)	(1,343,496)	(17,988)

Change in net assets resulting from Class R5 capital transactions	$25,343,323	$682,100	$14,860,516	$195,326

Class R6
Proceeds from shares issued	$18,864,071	$601,511	$6,995,494	$292,102
Distributions reinvested	353,679	3,944	136,512	2,151
Cost of shares redeemed	(1,833,613)	(111,998)	(417,554)	(144,040)

Change in net assets resulting from Class R6 capital transactions	$17,384,137	$493,457	$6,714,452	$150,213

Select Class
Proceeds from shares issued	$9,016,866	$823,935	$3,721,370	$753,206
Distributions reinvested	183,525	16,579	71,750	16,261
Cost of shares redeemed	(566,679)	(10)	(1,044,930)	(553)

Change in net assets resulting from Select Class capital transactions	$8,633,712	$840,504	$2,748,190	$768,914

Total change in net assets resulting from capital transactions	$51,364,058	$2,168,549	$24,326,561	$1,267,001

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333	—	3,333
Reinvested	59	62	69	63

Change in Class A Shares	59	3,395	69	3,396

Class C
Issued	—	3,333	—	3,333
Reinvested	40	42	50	43

Change in Class C Shares	40	3,375	50	3,376

Class R2
Issued	—	3,333	—	3,333
Reinvested	52	53	61	55

Change in Class R2 Shares	52	3,386	61	3,388

Class R5
Issued	1,495,956	40,154	856,627	12,779
Reinvested	13,323	178	7,118	104
Redeemed	(158,241)	(275)	(70,827)	(1,060)

Change in Class R5 Shares	1,351,038	40,057	792,918	11,823

Class R6
Issued	1,039,375	36,477	382,975	17,936
Reinvested	18,468	239	7,163	132
Redeemed	(97,701)	(6,554)	(22,290)	(8,344)

Change in Class R6 Shares	960,142	30,162	367,848	9,724

Select Class
Issued	507,920	54,493	203,721	50,197
Reinvested	9,585	1,036	3,765	1,018
Redeemed	(29,176)	— (b)	(55,425)	(33)

Change in Select Class Shares	488,329	55,529	152,061	51,182

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund			JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)		Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	1,353	995		2,184	998

Change in net assets resulting from Class A capital transactions	$1,353	$50,995		$2,184	$50,998

Class C
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	974	678		1,801	681

Change in net assets resulting from Class C capital transactions	$974	$50,678		$1,801	$50,681

Class R2
Proceeds from shares issued	$—	$50,000		$—	$50,000
Distributions reinvested	1,194	861		2,023	865

Change in net assets resulting from Class R2 capital transactions	$1,194	$50,861		$2,023	$50,865

Class R5
Proceeds from shares issued	$10,855,297	$504,444		$3,784,354	$64,808
Distributions reinvested	107,452	2,751		36,205	1,236
Cost of shares redeemed	(1,050,497)	—	(b)	(92,121)	—

Change in net assets resulting from Class R5 capital transactions	$9,912,252	$507,195		$3,728,438	$66,044

Class R6
Proceeds from shares issued	$3,417,080	$245,381		$287,744	$102,338
Distributions reinvested	71,596	2,015		10,970	1,457
Cost of shares redeemed	(511,424)	(11,901)		(77,003)	—

Change in net assets resulting from Class R6 capital transactions	$2,977,252	$235,495		$221,711	$103,795

Select Class
Proceeds from shares issued	$3,057,384	$757,755		$214,914	$799,608
Distributions reinvested	84,041	16,174		39,720	16,595
Cost of shares redeemed	(277,272)	—		(49,212)	(985)

Change in net assets resulting from Select Class capital transactions	$2,864,153	$773,929		$205,422	$815,218

Total change in net assets resulting from capital transactions	$15,757,178	$1,669,153		$4,161,579	$1,137,601

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	JPMorgan SmartRetirement Blend 2050 Fund			JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)		Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	3,333		—	3,333
Reinvested	71	63		119	63

Change in Class A Shares	71	3,396		119	3,396

Class C
Issued	—	3,332		—	3,333
Reinvested	52	44		99	43

Change in Class C Shares	52	3,376		99	3,376

Class R2
Issued	—	3,331		—	3,334
Reinvested	64	56		110	54

Change in Class R2 Shares	64	3,387		110	3,388

Class R5
Issued	579,040	29,946		204,811	4,209
Reinvested	5,540	168		1,896	77
Redeemed	(55,336)	—	(b)	(4,933)	—

Change in Class R5 Shares	529,244	30,114		201,774	4,286

Class R6
Issued	187,362	14,795		15,884	6,406
Reinvested	3,774	124		595	90
Redeemed	(27,701)	(685)		(4,206)	—

Change in Class R6 Shares	163,435	14,234		12,273	6,496

Select Class
Issued	172,945	50,449		11,744	53,002
Reinvested	4,440	1,012		2,162	1,038
Redeemed	(15,031)	—		(2,790)	(59)

Change in Select Class Shares	162,354	51,461		11,116	53,981

(a)	Commencement of operations was July 2, 2012.
(b)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class A
Year Ended June 30, 2014	$15.44	$0.30	(h)	$1.33		$1.63	$(0.28)	$(0.01)		$(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		0.41	(k)	0.73	(0.29)	—	(l)	(0.29)

Class C
Year Ended June 30, 2014	15.44	0.20	(h)	1.33		1.53	(0.19)	(0.01)		(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.23		0.41	(k)	0.64	(0.20)	—	(l)	(0.20)

Class R2
Year Ended June 30, 2014	15.44	0.26	(h)	1.32		1.58	(0.24)	(0.01)		(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.28		0.41	(k)	0.69	(0.25)	—	(l)	(0.25)

Class R5
Year Ended June 30, 2014	15.44	0.38	(h)	1.30		1.68	(0.34)	(0.01)		(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		0.45	(k)	0.78	(0.34)	—	(l)	(0.34)

Class R6
Year Ended June 30, 2014	15.45	0.39	(h)	1.30		1.69	(0.35)	(0.01)		(0.36)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		0.43	(k)	0.80	(0.35)	—	(l)	(0.35)

Select Class
Year Ended June 30, 2014	15.44	0.34	(h)	1.31		1.65	(0.31)	(0.01)		(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34		0.41	(k)	0.75	(0.31)	—	(l)	(0.31)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(l)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.78	10.61%	$57,991	0.51	%(i)	1.85	%(i)	1.87	%(i)	86%
15.44	4.87	52,447	0.54	(i)	2.07	(i)	12.14	(i)	84

16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86
15.44	4.26	52,134	1.14	(i)	1.47	(i)	12.64	(i)	84

16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86
15.44	4.61	52,315	0.79	(i)	1.81	(i)	12.38	(i)	84

16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86
15.44	5.24	398,244	0.20	(i)	3.20	(i)	9.64	(i)	84

16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86
15.45	5.34	3,874,952	0.17	(i)	2.47	(i)	4.40	(i)	84

16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)	11.88	(i)	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2015 Fund
Class A
Year Ended June 30, 2014	$15.71	$0.32	(h)	$1.61		$1.93	$(0.34)	$(0.01)	$(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.35		0.66	(k)	1.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	15.71	0.22	(h)	1.60		1.82	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.25		0.66	(k)	0.91	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	15.71	0.28	(h)	1.61		1.89	(0.30)	(0.01)	(0.31)
July 2, 2012 (j) through June 30, 2013	15.00	0.31		0.66	(k)	0.97	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	15.71	0.39	(h)	1.60		1.99	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.35		0.71	(k)	1.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	15.72	0.41	(h)	1.58		1.99	(0.41)	(0.01)	(0.42)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		0.69	(k)	1.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	15.71	0.37	(h)	1.59		1.96	(0.37)	(0.01)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		0.66	(k)	1.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.29	12.36%	$59,964	0.51	%(i)	1.94	%(i)	1.54	%(i)	75%
15.71	6.73	53,380	0.55	(i)	2.24	(i)	11.07	(i)	50

17.28	11.65	59,249	1.11	(i)	1.34	(i)	2.03	(i)	75
15.71	6.12	53,060	1.15	(i)	1.63	(i)	11.56	(i)	50

17.29	12.09	59,663	0.76	(i)	1.69	(i)	1.78	(i)	75
15.71	6.47	53,245	0.80	(i)	1.98	(i)	11.31	(i)	50

17.29	12.75	21,360,913	0.19	(i)	2.32	(i)	0.88	(i)	75
15.71	7.11	1,664,879	0.22	(i)	4.74	(i)	4.81	(i)	50

17.29	12.73	23,135,359	0.12	(i)	2.44	(i)	1.01	(i)	75
15.72	7.22	12,260,353	0.17	(i)	2.70	(i)	1.91	(i)	50

17.29	12.55	3,168,728	0.38	(i)	2.23	(i)	1.28	(i)	75
15.71	6.90	918,172	0.40	(i)	2.40	(i)	10.55	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class A
Year Ended June 30, 2014	$16.03	$0.33	(h)	$2.02		$2.35	$(0.34)	$(0.01)	$(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		0.96	(k)	1.33	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.02	0.23	(h)	2.03		2.26	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		0.96	(k)	1.23	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2014	16.03	0.29	(h)	2.02		2.31	(0.30)	(0.01)	(0.31)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		0.96	(k)	1.29	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.03	0.46	(h)	1.95		2.41	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.02	(k)	1.39	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2014	16.03	0.44	(h)	1.98		2.42	(0.41)	(0.01)	(0.42)
July 2, 2012 (j) through June 30, 2013	15.00	0.41		0.98	(k)	1.39	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.03	0.39	(h)	1.99		2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.38		0.98	(k)	1.36	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.03	14.75%	$62,504	0.53	%(i)	1.94	%(i)	1.28	%(i)	49%
16.03	8.93	54,454	0.56	(i)	2.33	(i)	10.57	(i)	31

18.03	14.16	61,763	1.13	(i)	1.34	(i)	1.78	(i)	49
16.02	8.23	54,131	1.16	(i)	1.73	(i)	11.07	(i)	31

18.03	14.47	62,195	0.78	(i)	1.69	(i)	1.53	(i)	49
16.03	8.66	54,320	0.81	(i)	2.08	(i)	10.82	(i)	31

18.03	15.15	45,752,633	0.21	(i)	2.60	(i)	0.68	(i)	49
16.03	9.31	667,513	0.22	(i)	4.48	(i)	6.18	(i)	31

18.03	15.19	48,730,493	0.14	(i)	2.53	(i)	0.76	(i)	49
16.03	9.35	17,419,901	0.18	(i)	2.84	(i)	1.56	(i)	31

18.03	14.95	6,808,020	0.38	(i)	2.28	(i)	1.01	(i)	49
16.03	9.10	988,689	0.41	(i)	2.52	(i)	9.98	(i)	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class A
Year Ended June 30, 2014	$16.27	$0.33	(h)	$2.35	$2.68	$(0.35)	$(0.02)	$(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.20	1.57	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.27	0.22	(h)	2.35	2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.21	1.48	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2014	16.27	0.29	(h)	2.35	2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.20	1.53	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.28	0.47	(h)	2.27	2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.25	1.64	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2014	16.27	0.44	(h)	2.31	2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.21	1.63	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.28	0.41	(h)	2.29	2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.22	1.61	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.58	16.57%	$64,440	0.53	%(i)	1.88	%(i)	1.42	%(i)	40%
16.27	10.55	55,293	0.57	(i)	2.33	(i)	10.86	(i)	25

18.57	15.83	63,675	1.12	(i)	1.28	(i)	1.92	(i)	40
16.27	9.91	54,964	1.17	(i)	1.73	(i)	11.36	(i)	25

18.58	16.29	64,120	0.78	(i)	1.63	(i)	1.67	(i)	40
16.27	10.28	55,156	0.82	(i)	2.08	(i)	11.11	(i)	25

18.59	16.96	41,884,578	0.21	(i)	2.62	(i)	0.76	(i)	40
16.28	11.01	1,386,248	0.24	(i)	5.51	(i)	4.79	(i)	25

18.58	17.02	31,592,373	0.14	(i)	2.47	(i)	0.90	(i)	40
16.27	10.98	13,347,658	0.20	(i)	2.79	(i)	1.76	(i)	25

18.58	16.69	6,485,172	0.40	(i)	2.33	(i)	1.13	(i)	40
16.28	10.78	840,259	0.42	(i)	2.48	(i)	10.56	(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Year Ended June 30, 2014	$16.48	$0.33	(h)	$2.67	$3.00	$(0.33)	$(0.01)	$(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.40	1.77	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2014	16.48	0.22	(h)	2.67	2.89	(0.23)	(0.01)	(0.24)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.41	1.68	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.48	0.28	(h)	2.68	2.96	(0.29)	(0.01)	(0.30)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.40	1.73	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2014	16.48	0.52	(h)	2.55	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.40		1.43	1.83	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.48	0.46	(h)	2.61	3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.41	1.83	(0.35)	—	(0.35)

Select Class
Year Ended June 30, 2014	16.48	0.40	(h)	2.63	3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.38		1.42	1.80	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.14	18.32%	$66,203	0.54	%(i)	1.81	%(i)	1.45	%(i)	36%
16.48	11.89	55,947	0.58	(i)	2.31	(i)	11.17	(i)	30

19.13	17.58	65,414	1.14	(i)	1.21	(i)	1.95	(i)	36
16.48	11.25	55,613	1.18	(i)	1.71	(i)	11.67	(i)	30

19.14	18.03	65,871	0.79	(i)	1.56	(i)	1.70	(i)	36
16.48	11.62	55,807	0.83	(i)	2.06	(i)	11.42	(i)	30

19.14	18.73	58,548,233	0.22	(i)	2.78	(i)	0.73	(i)	36
16.48	12.29	974,686	0.26	(i)	4.51	(i)	5.45	(i)	30

19.14	18.77	29,155,385	0.16	(i)	2.50	(i)	0.89	(i)	36
16.48	12.33	6,769,334	0.22	(i)	2.80	(i)	2.85	(i)	30

19.13	18.47	11,169,043	0.39	(i)	2.21	(i)	1.13	(i)	36
16.48	12.06	929,479	0.43	(i)	2.45	(i)	10.68	(i)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class A
Year Ended June 30, 2014	$16.67	$0.31	(h)	$2.93	$3.24	$(0.32)	$(0.02)	$(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.60	1.97	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.66	0.20	(h)	2.93	3.13	(0.21)	(0.02)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.59	1.86	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.67	0.27	(h)	2.92	3.19	(0.27)	(0.02)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.60	1.93	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.67	0.51	(h)	2.80	3.31	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.41		1.61	2.02	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.67	0.48	(h)	2.83	3.31	(0.39)	(0.02)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.60	2.03	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.67	0.40	(h)	2.87	3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.60	1.99	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.57	19.50%	$67,644	0.54	%(i)	1.72	%(i)	1.94	%(i)	37%
16.67	13.21	56,597	0.59	(i)	2.29	(i)	12.8	(i)	41

19.56	18.83	66,839	1.14	(i)	1.11	(i)	2.43	(i)	37
16.66	12.49	56,260	1.19	(i)	1.69	(i)	13.30	(i)	41

19.57	19.21	67,306	0.79	(i)	1.46	(i)	2.18	(i)	37
16.67	12.93	56,455	0.84	(i)	2.04	(i)	13.04	(i)	41

19.58	19.98	26,317,740	0.22	(i)	2.67	(i)	0.91	(i)	37
16.67	13.60	606,414	0.26	(i)	5.21	(i)	10.33	(i)	41

19.57	19.96	23,185,570	0.16	(i)	2.59	(i)	1.08	(i)	37
16.67	13.65	1,295,293	0.23	(i)	2.78	(i)	7.67	(i)	41

19.57	19.69	7,039,219	0.41	(i)	2.13	(i)	1.41	(i)	37
16.67	13.38	1,176,228	0.45	(i)	2.41	(i)	11.89	(i)	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class A
Year Ended June 30, 2014	$16.72	$0.32	(h)	$3.10	$3.42	$(0.32)	$(0.02)	$(0.34)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.64	2.01	(0.29)	—	—

Class C
Year Ended June 30, 2014	16.72	0.20	(h)	3.10	3.30	(0.21)	(0.02)	(0.23)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.65	1.92	(0.20)	—	—

Class R2
Year Ended June 30, 2014	16.72	0.27	(h)	3.10	3.37	(0.27)	(0.02)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.65	1.97	(0.25)	—	—

Class R5
Year Ended June 30, 2014	16.72	0.52	(h)	2.96	3.48	(0.38)	(0.02)	(0.40)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	—

Class R6
Year Ended June 30, 2014	16.72	0.48	(h)	3.01	3.49	(0.39)	(0.02)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.66	2.08	(0.36)	—	—

Select Class
Year Ended June 30, 2014	16.72	0.40	(h)	3.04	3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.65	2.04	(0.32)	—	—

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.80	20.50%	$68,397	0.56	%(i)	1.71	%(i)	1.93	%(i)	22%
16.72	13.52	56,777	0.60	(i)	2.88	(i)	14.44	(i)	52

19.79	19.75	67,582	1.16	(i)	1.10	(i)	2.44	(i)	22
16.72	12.87	56,439	1.20	(i)	1.68	(i)	14.93	(i)	52

19.80	20.21	68,055	0.81	(i)	1.45	(i)	2.18	(i)	22
16.72	13.25	56,635	0.85	(i)	2.03	(i)	14.68	(i)	52

19.80	20.92	27,542,352	0.22	(i)	2.74	(i)	0.88	(i)	22
16.72	13.92	669,908	0.27	(i)	5.57	(i)	12.70	(i)	52

19.80	20.97	19,605,778	0.16	(i)	2.56	(i)	1.04	(i)	22
16.72	13.96	504,437	0.23	(i)	2.67	(i)	11.68	(i)	52

19.79	20.66	10,763,142	0.40	(i)	2.15	(i)	1.35	(i)	22
16.72	13.70	928,644	0.45	(i)	2.44	(i)	14.11	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Year Ended June 30, 2014	$16.72	$0.32	(h)	$3.05	$3.37	$(0.33)	$(0.05)	$(0.38)
July 2, 2012 (j) through June 30, 2013	15.00	0.37		1.65	2.02	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.71	0.21	(h)	3.05	3.26	(0.22)	(0.05)	(0.27)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.64	1.91	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.72	0.27	(h)	3.05	3.32	(0.28)	(0.05)	(0.33)
July 2, 2012 (j) through June 30, 2013	15.00	0.33		1.65	1.98	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.72	0.55	(h)	2.88	3.43	(0.39)	(0.05)	(0.44)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.72	0.50	(h)	2.95	3.45	(0.40)	(0.05)	(0.45)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.65	2.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.72	0.39	(h)	3.01	3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.65	2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.71	20.29%	$68,311	0.53	%(i)	1.73	%(i)	3.34	%(i)	31%
16.72	13.56	56,774	0.60	(i)	2.28	(i)	15.87	(i)	64

19.70	19.62	67,498	1.13	(i)	1.13	(i)	3.84	(i)	31
16.71	12.84	56,435	1.20	(i)	1.68	(i)	16.36	(i)	64

19.71	20.00	67,969	0.78	(i)	1.48	(i)	3.59	(i)	31
16.72	13.29	56,632	0.85	(i)	2.03	(i)	16.10	(i)	64

19.71	20.71	15,862,556	0.21	(i)	2.87	(i)	1.32	(i)	31
16.72	13.96	197,653	0.26	(i)	3.43	(i)	15.73	(i)	64

19.72	20.81	7,446,757	0.16	(i)	2.67	(i)	1.97	(i)	31
16.72	14.00	162,602	0.23	(i)	2.41	(i)	14.36	(i)	64

19.71	20.47	4,006,265	0.40	(i)	2.10	(i)	2.56	(i)	31
16.72	13.73	855,650	0.45	(i)	2.43	(i)	15.61	(i)	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class A
Year Ended June 30, 2014	$16.73	$0.33	(h)	$3.05	$3.38	$(0.34)	$(0.05)	$(0.39)
July 2, 2012 (j) through June 30, 2013	15.00	0.36		1.67	2.03	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.72	0.21	(h)	3.06	3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.65	1.92	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.72	0.28	(h)	3.06	3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.66	1.98	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.72	0.53	(h)	2.92	3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.65	2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.73	0.49	(h)	2.97	3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.66	2.09	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.73	0.40	(h)	3.01	3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.66	2.05	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.72	20.36%	$68,363	0.55	%(i)	1.77	%(i)	3.42	%(i)	23%
16.73	13.62	56,796	0.60	(i)	2.28	(i)	15.61	(i)	49

19.71	19.68	67,548	1.15	(i)	1.17	(i)	3.92	(i)	23
16.72	12.90	56,458	1.20	(i)	1.67	(i)	16.10	(i)	49

19.71	20.08	68,021	0.80	(i)	1.52	(i)	3.67	(i)	23
16.72	13.28	56,654	0.85	(i)	2.02	(i)	15.85	(i)	49

19.71	20.79	11,027,186	0.21	(i)	2.78	(i)	1.74	(i)	23
16.72	13.95	503,559	0.27	(i)	4.14	(i)	14.51	(i)	49

19.72	20.82	3,503,945	0.16	(i)	2.60	(i)	2.52	(i)	23
16.73	14.06	238,087	0.22	(i)	3.09	(i)	14.50	(i)	49

19.71	20.51	4,214,542	0.40	(i)	2.16	(i)	2.90	(i)	23
16.73	13.79	860,746	0.45	(i)	2.43	(i)	15.35	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class A
Year Ended June 30, 2014	$16.71	$0.33	(h)	$2.95	$3.28	$(0.40)	$(0.23)	$(0.63)
July 2, 2012 (j) through June 30, 2013	15.00	0.36		1.65	2.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2014	16.70	0.22	(h)	2.95	3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (j) through June 30, 2013	15.00	0.27		1.63	1.90	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2014	16.71	0.29	(h)	2.94	3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		1.65	1.97	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2014	16.71	0.58	(h)	2.77	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (j) through June 30, 2013	15.00	0.42		1.64	2.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2014	16.71	0.46	(h)	2.89	3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (j) through June 30, 2013	15.00	0.43		1.64	2.07	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2014	16.71	0.37	(h)	2.93	3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (j) through June 30, 2013	15.00	0.39		1.64	2.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds and may appear disproportionate among classes due to timing of changes in the relative sizes of the classes.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.36	19.92%	$68,033	0.51	%(i)	1.84	%(i)	9.61	%(i)	23%
16.71	13.49	56,738	0.60	(i)	2.27	(i)	16.56	(i)	52

19.35	19.25	67,223	1.10	(i)	1.23	(i)	10.11	(i)	23
16.70	12.77	56,400	1.20	(i)	1.67	(i)	17.04	(i)	52

19.35	19.57	67,693	0.75	(i)	1.59	(i)	9.86	(i)	23
16.71	13.21	56,597	0.85	(i)	2.02	(i)	16.79	(i)	52

19.36	20.34	3,988,320	0.21	(i)	3.10	(i)	4.01	(i)	23
16.71	13.88	71,611	0.25	(i)	2.68	(i)	16.17	(i)	52

19.36	20.38	363,385	0.14	(i)	2.51	(i)	8.79	(i)	23
16.71	13.93	108,546	0.21	(i)	2.85	(i)	16.21	(i)	52

19.35	20.04	1,259,943	0.36	(i)	2.04	(i)	9.30	(i)	23
16.71	13.66	901,904	0.45	(i)	2.44	(i)	16.31	(i)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Funds commenced operations on July 2, 2012. Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Futures and options are generally valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
JPMorgan SmartRetirement Blend Income Fund
Total Investments in Securities (a)	$38,653,277	$—	$—	$38,653,277

JPMorgan SmartRetirement Blend 2015 Fund
Total Investments in Securities (a)	$47,712,849	$—	$—	$47,712,849

JPMorgan SmartRetirement Blend 2020 Fund
Total Investments in Securities (a)	$101,251,305	$—	$—	$101,251,305

JPMorgan SmartRetirement Blend 2025 Fund
Total Investments in Securities (a)	$80,099,812	$—	$—	$80,099,812

JPMorgan SmartRetirement Blend 2030 Fund
Total Investments in Securities (a)	$99,014,295	$—	$—	$99,014,295

JPMorgan SmartRetirement Blend 2035 Fund
Total Investments in Securities (a)	$56,857,154	$—	$—	$56,857,154

JPMorgan SmartRetirement Blend 2040 Fund
Total Investments in Securities (a)	$58,240,526	$—	$—	$58,240,526

JPMorgan SmartRetirement Blend 2045 Fund
Total Investments in Securities (a)	$27,499,186	$—	$—	$27,499,186

JPMorgan SmartRetirement Blend 2050 Fund
Total Investments in Securities (a)	$19,035,381	$—	$—	$19,035,381

JPMorgan SmartRetirement Blend 2055 Fund
Total Investments in Securities (a)	$5,859,707	$—	$—	$5,859,707

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the purchases and sales amounts in the table below

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$72,071	$351,004	$160,000	$(4,331)	$4	19,368	$274,839
JPMorgan Core Bond Fund, Class R6 Shares	666,557	5,353,470	537,000	(7,397)	86,601	472,012	5,536,703
JPMorgan Corporate Bond Fund, Class R6 Shares	90,401	670,703	70,000	(1,464)	12,703	71,506	718,633
JPMorgan Emerging Economies Fund, Class R5 Shares	26,198	58,256	—	—	1,255	6,495	89,236
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	183,042	902,074	272,000	(14,948)	16,073	96,314	836,003
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	132,449	—	—	—	5,824	143,388
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	42,414	99,015	143,449	(1,081)	1,015	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	57,918	290,000	131,214	(5,330)	—	22,449	220,227
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	1,738,641	300,000	(472)	17,228	142,329	1,440,372
JPMorgan Floating Rate Income Fund, Select Class Shares	130,000	937,312	1,067,346	444	14,269	—	—
JPMorgan High Yield Fund, Class R6 Shares	440,344	3,841,594	2,086,001	33,373	99,244	272,363	2,222,482
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	260,438	1,857,456	230,000	(5,118)	18,270	180,733	1,923,002
JPMorgan International Realty Fund, Class R5 Shares	52,421	315,982	300,000	11,021	3,982	8,249	88,100
JPMorgan Prime Money Market Fund, Institutional Class Shares	539,737	43,555,697	40,281,658	19	339	3,813,776	3,813,776
JPMorgan Realty Income Fund, Class R5 Shares	80,956	927,036	130,000	2,585	1,719	67,830	883,145

Total	$2,642,497			$7,301	$272,702		$18,189,906

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$110,387	$340,019	$140,000	$(6,130)	$18	22,903	$324,993
JPMorgan Core Bond Fund, Class R6 Shares	1,974,443	5,922,928	989,000	(16,957)	127,567	594,698	6,975,809
JPMorgan Corporate Bond Fund, Class R6 Shares	280,134	673,369	60,000	(2,916)	18,369	92,880	933,441
JPMorgan Emerging Economies Fund, Class R5 Shares	136,244	139,112	—	—	4,113	21,281	292,405
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	467,340	938,322	430,000	(41,208)	23,322	115,651	1,003,853
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	326,292	—	—	—	13,879	341,697
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	175,476	137,418	326,292	—	2,418	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	150,679	250,001	143,120	(13,514)	—	26,707	261,993
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	1,757,624	400,000	(854)	17,092	134,381	1,359,934

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2015 Fund (continued)
JPMorgan Floating Rate Income Fund, Select Class Shares	$225,000	$961,886	$1,186,886	$398	$15,135	—	$—
JPMorgan High Yield Fund, Class R6 Shares	1,150,257	3,657,141	2,225,000	37,030	135,313	320,710	2,616,993
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	495,786	1,519,425	230,000	(6,190)	18,253	171,006	1,819,508
JPMorgan International Realty Fund, Class R5 Shares	187,675	432,466	513,000	14,326	9,466	13,081	139,708
JPMorgan Prime Money Market Fund, Institutional Class Shares	659,727	50,596,644	48,510,807	13	270	2,745,564	2,745,564
JPMorgan Realty Income Fund, Class R5 Shares	324,805	1,309,496	309,000	(3,658)	3,906	103,033	1,341,493

Total	$6,337,953			$(39,660)	$375,242		$20,157,391

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$31,930	$190,016	$—	$—	$16	15,903	$225,664
JPMorgan Core Bond Fund, Class R6 Shares	2,343,732	12,422,779	688,000	12,429	226,997	1,210,632	14,200,717
JPMorgan Corporate Bond Fund, Class R6 Shares	323,787	1,643,989	50,000	(2,264)	33,989	197,593	1,985,810
JPMorgan Emerging Economies Fund, Class R5 Shares	284,355	714,474	40,000	(4,072)	11,473	74,020	1,017,037
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	533,120	1,988,860	720,000	(55,338)	38,861	212,595	1,845,326
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,431,168	—	—	—	61,791	1,521,294
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	333,872	610,853	971,168	—	7,353	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	191,338	560,000	212,885	(13,476)	—	55,972	549,082
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	993,447	—	—	10,911	98,215	993,940
JPMorgan Floating Rate Income Fund, Select Class Shares	75,000	505,753	580,753	198	7,337	—	—
JPMorgan High Yield Fund, Class R6 Shares	1,303,041	6,724,360	3,255,000	77,424	223,972	590,686	4,819,998
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	167,220	966,631	40,000	(712)	11,044	104,965	1,116,823
JPMorgan International Realty Fund, Class R5 Shares	318,220	1,279,002	1,300,000	43,133	20,001	35,724	381,531
JPMorgan Prime Money Market Fund, Institutional Class Shares	81,814	78,415,905	77,911,907	2	80	585,812	585,812
JPMorgan Realty Income Fund, Class R5 Shares	532,553	3,574,683	356,000	17,821	14,284	296,667	3,862,607

Total	$6,519,982			$75,145	$606,318		$33,105,641

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,411,659	$7,858,221	$430,000	$4,820	$127,859	759,767	$8,912,065
JPMorgan Corporate Bond Fund, Class R6 Shares	183,502	1,141,865	75,000	(3,284)	19,365	128,199	1,288,399
JPMorgan Emerging Economies Fund, Class R5 Shares	312,914	697,413	32,000	(3,385)	9,413	75,707	1,040,216
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	368,979	1,162,909	295,000	(29,771)	22,910	146,301	1,269,893
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,213,046	—	—	—	52,361	1,289,133
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	336,438	701,039	1,063,047	—	6,039	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	123,560	350,000	70,000	(5,994)	—	41,835	410,401
JPMorgan High Yield Fund, Class R6 Shares	982,714	3,835,635	1,442,000	53,522	145,986	418,026	3,411,091
JPMorgan International Realty Fund, Class R5 Shares	268,020	945,623	970,000	36,278	15,623	29,340	313,356
JPMorgan Prime Money Market Fund, Institutional Class Shares	96,809	57,919,009	57,497,576	8	57	518,242	518,242
JPMorgan Realty Income Fund, Class R5 Shares	487,833	3,087,681	244,000	14,039	11,431	263,252	3,427,546

Total	$4,572,428			$66,233	$358,683		$21,880,342

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$511,649	$7,064,255	$200,000	$6,615	$94,429	633,666	$7,432,899
JPMorgan Corporate Bond Fund, Class R6 Shares	67,606	1,173,665	127,000	(3,301)	14,866	113,484	1,140,513
JPMorgan Emerging Economies Fund, Class R5 Shares	180,581	1,334,705	100,000	(9,922)	11,704	109,069	1,498,606
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	180,138	1,256,069	100,000	(11,271)	22,068	158,672	1,377,271
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,718,682	—	—	—	75,513	1,859,118
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	223,676	819,860	1,048,683	(9,375)	7,360	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	57,464	473,000	76,000	(4,300)	—	47,170	462,733
JPMorgan High Yield Fund, Class R6 Shares	510,263	4,727,294	1,437,000	57,005	147,766	469,435	3,830,591
JPMorgan International Realty Fund, Class R5 Shares	162,349	1,465,775	1,290,000	51,784	19,775	40,452	432,024
JPMorgan Prime Money Market Fund, Institutional Class Shares	48,467	69,444,466	68,914,088	1	62	578,845	578,845
JPMorgan Realty Income Fund, Class R5 Shares	309,726	4,442,254	180,000	17,393	13,267	361,728	4,709,694

Total	$2,251,919			$94,629	$331,297		$23,322,294

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$92,513	$2,760,565	$198,000	$1,008	$33,329	228,440	$2,679,606
JPMorgan Corporate Bond Fund, Class R6 Shares	11,590	377,496	10,000	(452)	4,496	38,634	388,268
JPMorgan Emerging Economies Fund, Class R5 Shares	72,752	884,458	31,000	(4,781)	8,459	70,857	973,579
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	53,146	655,591	53,000	(4,587)	10,591	77,931	676,437
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,164,320	—	—	—	51,508	1,268,129
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	90,084	946,896	1,023,319	(17,404)	5,396	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	16,184	248,501	30,000	(1,446)	—	24,217	237,568
JPMorgan High Yield Fund, Class R6 Shares	174,091	2,520,312	665,000	33,192	80,701	250,374	2,043,050
JPMorgan International Realty Fund, Class R5 Shares	62,895	1,048,499	893,000	19,521	16,499	24,323	259,766
JPMorgan Prime Money Market Fund, Institutional Class Shares	18,767	46,282,637	45,784,944	1	45	516,460	516,460
JPMorgan Realty Income Fund, Class R5 Shares	124,226	2,817,600	104,000	10,744	10,207	226,121	2,944,101

Total	$716,248			$35,796	$169,723		$11,986,964

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$40,754	$1,733,452	$92,000	$2,139	$20,357	144,487	$1,694,830
JPMorgan Corporate Bond Fund, Class R6 Shares	5,312	200,192	45,000	(394)	2,192	16,354	164,360
JPMorgan Emerging Economies Fund, Class R5 Shares	51,753	1,045,804	50,000	(3,719)	9,205	80,903	1,111,605
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	33,406	557,202	—	—	10,552	70,383	610,921
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,234,967	—	—	—	54,369	1,338,567
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	60,346	788,717	844,966	(5,795)	5,917	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,171	253,500	40,000	207	—	23,291	228,482
JPMorgan High Yield Fund, Class R6 Shares	114,477	2,506,228	635,000	34,026	80,245	244,945	1,998,754
JPMorgan International Realty Fund, Class R5 Shares	45,404	997,011	820,000	26,434	17,812	25,418	271,468
JPMorgan Prime Money Market Fund, Institutional Class Shares	15,653	43,018,517	42,512,521	1	40	521,649	521,649
JPMorgan Realty Income Fund, Class R5 Shares	91,579	2,970,616	—	15,397	11,119	244,472	3,183,022

Total	$469,855			$68,296	$157,439		$11,123,658

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$24,013	$849,801	$71,900	$(167)	$8,364	68,833	$807,410
JPMorgan Corporate Bond Fund, Class R6 Shares	4,905	71,107	—	—	1,107	7,766	78,048
JPMorgan Emerging Economies Fund, Class R5 Shares	31,941	456,695	—	—	3,195	37,302	512,528

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2045 Fund (continued)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$20,019	$267,741	$—	$—	$3,740	34,194	$296,807
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	575,810	—	—	—	25,034	616,337
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	36,167	262,552	298,810	103	2,052	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	6,673	103,700	9,000	(472)	—	10,461	102,619
JPMorgan High Yield Fund, Class R6 Shares	68,485	1,133,656	261,000	12,627	31,644	116,176	947,993
JPMorgan International Realty Fund, Class R5 Shares	27,199	473,620	405,000	12,967	6,120	11,103	118,582
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,184	22,046,183	21,817,102	1	20	238,265	238,265
JPMorgan Realty Income Fund, Class R5 Shares	54,538	1,421,429	6,500	5,058	3,834	117,270	1,526,852

Total	$283,124			$30,117	$60,076		$5,245,441

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$33,348	$603,425	$61,000	$(306)	$6,404	49,412	$579,604
JPMorgan Corporate Bond Fund, Class R6 Shares	7,282	52,542	—	—	1,043	6,147	61,777
JPMorgan Emerging Economies Fund, Class R5 Shares	41,715	289,184	—	—	2,434	25,659	352,551
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	26,809	185,321	20,000	(1,391)	3,220	22,882	198,620
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	386,056	—	—	—	17,031	419,298
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	46,763	181,858	228,057	(1,158)	1,658	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	7,167	83,500	20,500	35	—	7,302	71,629
JPMorgan High Yield Fund, Class R6 Shares	87,347	722,220	167,000	9,937	24,868	79,449	648,302
JPMorgan International Realty Fund, Class R5 Shares	37,734	286,953	270,000	11,516	4,453	6,856	73,217
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,595	12,780,622	12,600,977	1	14	196,240	196,240
JPMorgan Realty Income Fund, Class R5 Shares	69,727	961,972	20,000	4,309	3,334	80,712	1,050,869

Total	$374,487			$22,943	$47,428		$3,652,107

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$23,724	$167,441	$11,000	$(253)	$1,776	15,449	$181,221
JPMorgan Corporate Bond Fund, Class R6 Shares	2,366	18,760	4,000	(45)	259	1,754	17,630
JPMorgan Emerging Economies Fund, Class R5 Shares	29,268	81,004	6,000	(452)	555	8,110	111,431
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	19,500	45,816	6,000	(415)	816	7,017	60,912
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	118,810	—	—	—	5,184	127,635
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	35,322	8,844	43,809	—	344	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	6,376	20,000	5,400	(404)	—	2,174	21,329

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan SmartRetirement Blend 2055 Fund (continued)
JPMorgan High Yield Fund, Class R6 Shares	$61,651	$196,461	$62,249	$2,241	$6,659	24,257	$197,937
JPMorgan International Realty Fund, Class R5 Shares	26,359	73,423	92,000	5,290	925	1,301	13,899
JPMorgan Prime Money Market Fund, Institutional Class Shares	8,189	3,222,193	3,154,748	—	3	75,634	75,634
JPMorgan Realty Income Fund, Class R5 Shares	47,232	284,113	10,500	652	828	25,441	331,242

Total	$259,987			$6,614	$12,165		$1,138,870

C. Futures Contracts — JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund and JPMorgan SmartRetirement Blend 2025 Fund use treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

F. Offering and Organization Costs — Total offering costs paid in connection with the offering of shares of the Funds were amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$—	$7,998	$(7,998)
JPMorgan SmartRetirement Blend 2015 Fund	—	11,192	(11,192)
JPMorgan SmartRetirement Blend 2020 Fund	—	25,635	(25,635)
JPMorgan SmartRetirement Blend 2025 Fund	—	15,413	(15,413)
JPMorgan SmartRetirement Blend 2030 Fund	—	18,326	(18,326)
JPMorgan SmartRetirement Blend 2035 Fund	—	12,806	(12,806)
JPMorgan SmartRetirement Blend 2040 Fund	—	14,655	(14,655)
JPMorgan SmartRetirement Blend 2045 Fund	—	4,997	(4,997)
JPMorgan SmartRetirement Blend 2050 Fund	—	4,127	(4,127)
JPMorgan SmartRetirement Blend 2055 Fund	—	1,084	(1,084)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor did not retain any front-end sales charges or CDSC.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the year ended June 30, 2014 and are in place until at least October 31, 2014.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

For the year ended June 30, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$65,197	$13,231	$725	$79,153	$139,374
JPMorgan SmartRetirement Blend 2015 Fund	94,841	17,409	580	112,830	149,964
JPMorgan SmartRetirement Blend 2020 Fund	176,839	32,460	259	209,558	133,643
JPMorgan SmartRetirement Blend 2025 Fund	129,469	21,382	204	151,055	146,375
JPMorgan SmartRetirement Blend 2030 Fund	144,000	21,850	242	166,092	145,326
JPMorgan SmartRetirement Blend 2035 Fund	86,812	17,898	199	104,909	146,168
JPMorgan SmartRetirement Blend 2040 Fund	90,032	17,455	207	107,694	143,185
JPMorgan SmartRetirement Blend 2045 Fund	35,924	8,318	169	44,411	151,990
JPMorgan SmartRetirement Blend 2050 Fund	27,867	7,434	167	35,468	159,528
JPMorgan SmartRetirement Blend 2055 Fund	7,610	2,114	142	9,866	164,063

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

During the year ended June 30, 2014, the Funds and/or certain affiliated Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$44,996,815	$16,542,519
JPMorgan SmartRetirement Blend 2015 Fund	49,947,358	22,176,214
JPMorgan SmartRetirement Blend 2020 Fund	103,663,472	28,530,279
JPMorgan SmartRetirement Blend 2025 Fund	75,545,517	17,001,617
JPMorgan SmartRetirement Blend 2030 Fund	99,813,146	16,908,253
JPMorgan SmartRetirement Blend 2035 Fund	59,541,123	10,469,434
JPMorgan SmartRetirement Blend 2040 Fund	57,585,993	6,579,898
JPMorgan SmartRetirement Blend 2045 Fund	27,715,145	3,644,373
JPMorgan SmartRetirement Blend 2050 Fund	17,749,247	2,093,526
JPMorgan SmartRetirement Blend 2055 Fund	4,704,812	577,409

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$37,173,866	$1,482,562	$3,151	$1,479,411
JPMorgan SmartRetirement Blend 2015 Fund	45,292,009	2,450,566	29,726	2,420,840
JPMorgan SmartRetirement Blend 2020 Fund	95,196,267	6,100,778	45,740	6,055,038
JPMorgan SmartRetirement Blend 2025 Fund	74,838,716	5,297,493	36,397	5,261,096
JPMorgan SmartRetirement Blend 2030 Fund	92,456,050	6,569,876	11,631	6,558,245
JPMorgan SmartRetirement Blend 2035 Fund	52,869,777	3,987,963	586	3,987,377
JPMorgan SmartRetirement Blend 2040 Fund	53,797,497	4,448,694	5,665	4,443,029
JPMorgan SmartRetirement Blend 2045 Fund	25,632,593	1,868,629	2,036	1,866,593
JPMorgan SmartRetirement Blend 2050 Fund	17,545,653	1,491,731	2,003	1,489,728
JPMorgan SmartRetirement Blend 2055 Fund	5,352,671	508,595	1,559	507,036

For all of the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$529,466	$466	$529,932
JPMorgan SmartRetirement Blend 2015 Fund	809,025	455	809,480
JPMorgan SmartRetirement Blend 2020 Fund	1,604,238	402	1,604,640
JPMorgan SmartRetirement Blend 2025 Fund	1,183,207	339	1,183,546
JPMorgan SmartRetirement Blend 2030 Fund	1,303,729	295	1,304,024
JPMorgan SmartRetirement Blend 2035 Fund	783,701	237	783,938
JPMorgan SmartRetirement Blend 2040 Fund	800,108	244	800,352
JPMorgan SmartRetirement Blend 2045 Fund	350,268	224	350,492
JPMorgan SmartRetirement Blend 2050 Fund	266,385	225	266,610
JPMorgan SmartRetirement Blend 2055 Fund	92,680	223	92,903

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

The tax character of distributions paid during the period ended June 30, 2013 was as follows:

	Ordinary Income (a)	Total Distributions Paid (a)
JPMorgan SmartRetirement Blend Income Fund	$55,119	$55,119
JPMorgan SmartRetirement Blend 2015 Fund	125,659	125,659
JPMorgan SmartRetirement Blend 2020 Fund	158,488	158,488
JPMorgan SmartRetirement Blend 2025 Fund	124,878	124,878
JPMorgan SmartRetirement Blend 2030 Fund	71,158	71,158
JPMorgan SmartRetirement Blend 2035 Fund	32,262	32,262
JPMorgan SmartRetirement Blend 2040 Fund	25,952	25,952
JPMorgan SmartRetirement Blend 2045 Fund	22,639	22,639
JPMorgan SmartRetirement Blend 2050 Fund	23,474	23,474
JPMorgan SmartRetirement Blend 2055 Fund	21,832	21,832

(a)	The Funds commenced operations on July 2, 2012.

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$186,708	$27,070	$1,479,411
JPMorgan SmartRetirement Blend 2015 Fund	269,725	61,498	2,420,840
JPMorgan SmartRetirement Blend 2020 Fund	347,700	75,340	6,055,038
JPMorgan SmartRetirement Blend 2025 Fund	219,503	61,874	5,261,096
JPMorgan SmartRetirement Blend 2030 Fund	283,617	72,737	6,558,245
JPMorgan SmartRetirement Blend 2035 Fund	148,630	42,897	3,987,377
JPMorgan SmartRetirement Blend 2040 Fund	94,546	45,386	4,443,029
JPMorgan SmartRetirement Blend 2045 Fund	44,301	15,130	1,866,593
JPMorgan SmartRetirement Blend 2050 Fund	23,826	9,943	1,489,728
JPMorgan SmartRetirement Blend 2055 Fund	5,888	2,705	507,036

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2014, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund and JPMorgan SmartRetirement Blend 2025 Fund.

Additionally, the Funds each have shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the respective Funds’ outstanding shares.

As of June 30, 2014, the Adviser owns a significant portion of the outstanding shares of JPMorgan SmartRetirement Blend 2055 Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period July 2, 2012 (commencement of operations) through June 30 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$1,043.40	$2.69	0.53%
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class C
Actual	1,000.00	1,039.90	5.77	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R2
Actual	1,000.00	1,041.60	3.95	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R5
Actual	1,000.00	1,044.60	0.96	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R6
Actual	1,000.00	1,044.80	0.71	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Select Class
Actual	1,000.00	1,043.60	1.98	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

JPMorgan SmartRetirement Blend 2015 Fund
Class A
Actual	1,000.00	1,045.70	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class C
Actual	1,000.00	1,042.10	5.77	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,044.50	$4.00	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R5
Actual	1,000.00	1,047.50	1.02	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,047.70	0.76	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Select Class
Actual	1,000.00	1,046.50	2.03	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	1,000.00	1,051.00	2.85	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class C
Actual	1,000.00	1,048.00	5.89	1.16
Hypothetical	1,000.00	1,019.04	5.81	1.16
Class R2
Actual	1,000.00	1,049.70	4.12	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R5
Actual	1,000.00	1,052.70	1.07	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Class R6
Actual	1,000.00	1,053.00	0.81	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Select Class
Actual	1,000.00	1,051.70	2.09	0.41
Hypothetical	1,000.00	1,022.76	2.06	0.41

JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	1,054.20	2.90	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,050.70	5.95	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,053.00	4.17	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,056.50	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,056.20	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,055.00	2.14	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	$1,000.00	$1,056.20	$2.91	0.57%
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,053.20	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,055.50	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,058.50	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,058.70	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,056.90	2.14	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	1,057.80	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,054.90	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,056.60	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,060.10	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,059.80	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,059.10	2.14	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	1,058.80	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,055.90	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,057.60	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,060.60	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,061.40	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2040 Fund (continued)
Select Class
Actual	$1,000.00	$1,059.60	$2.14	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2045 Fund
Class A
Actual	1,000.00	1,059.00	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,055.50	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,057.80	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,060.80	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,061.00	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,059.80	2.15	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	1,059.60	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,056.10	5.96	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,057.80	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,060.80	1.12	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,059.90	2.15	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Select Class
Actual	1,000.00	1,061.00	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	1,060.10	2.91	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,057.20	5.97	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,058.30	4.18	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2055 Fund (continued)
Class R5
Actual	$1,000.00	$1,061.90	$1.12	0.22%
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,062.10	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,060.30	2.15	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2014

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Blend Income Fund	$466
JPMorgan SmartRetirement Blend 2015 Fund	455
JPMorgan SmartRetirement Blend 2020 Fund	402
JPMorgan SmartRetirement Blend 2025 Fund	339
JPMorgan SmartRetirement Blend 2030 Fund	295
JPMorgan SmartRetirement Blend 2035 Fund	237
JPMorgan SmartRetirement Blend 2040 Fund	244
JPMorgan SmartRetirement Blend 2045 Fund	224
JPMorgan SmartRetirement Blend 2050 Fund	225
JPMorgan SmartRetirement Blend 2055 Fund	223

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$51,683
JPMorgan SmartRetirement Blend 2015 Fund	85,428
JPMorgan SmartRetirement Blend 2020 Fund	169,787
JPMorgan SmartRetirement Blend 2025 Fund	121,726
JPMorgan SmartRetirement Blend 2030 Fund	138,675
JPMorgan SmartRetirement Blend 2035 Fund	89,597
JPMorgan SmartRetirement Blend 2040 Fund	92,373
JPMorgan SmartRetirement Blend 2045 Fund	32,984
JPMorgan SmartRetirement Blend 2050 Fund	25,351
JPMorgan SmartRetirement Blend 2055 Fund	5,887

JUNE 30, 2014	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-SRB-614

Annual Report

JPMorgan SmartAllocation Funds

June 30, 2014

JPMorgan SmartAllocation Equity Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 31, 2014 (Unaudited)

Dear Shareholder:

The economic recovery strengthened over the past year and financial markets in the U.S. withstood periodic volatility to end the period with robust returns. Throughout the 12 months ended June 30, 2014, major central banks continued to provide economic stimulus through closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 7.54%. While there were discrete sell-offs in U.S. Treasury bonds, emerging market equities and U.S. small cap stocks, by the end of the period each of these market segments had largely recovered along with broader bond and equity markets.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Financial markets were firmly focused on the U.S. Federal Reserve Bank (the “Fed”) and its policy decisions and pronouncements. At the start of the period, the Fed was purchasing $85 billion a month of Treasury bonds and mortgage backed securities under its Quantitative Easing (QE) program. However, the Fed’s then-chairman, Ben Bernanke, had signaled the central bank might reduce its monthly purchases if the U.S. economy continued to improve. Bernanke’s remarks were followed by a sell-off in U.S. equities and bonds during the summer of 2013. Equity prices then rebounded and headed higher as a range of U.S. economic data showed steady improvement through the final three months of 2013. The Fed’s announcement in December that it would cut its monthly asset purchases by $10 billion to $75 billion was followed by a sharp sell-off in emerging market assets that drove currency volatility in those markets. While reassuring investors that it would hold down interest rates into 2015, the Fed continued to taper off its QE purchases in $10 billion increments and by the end of the period monthly purchases were down to $45 billion.

The month of December also ushered in a winter of severe weather across much of the U.S. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed to a greater extent than was understood at the time. In fact, U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

Following volatility in the initial months of the reporting period, U.S. equity markets rose to record highs in December and, after a brief pause early in 2014, marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a 12-month return of 24.61% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market had a less stellar year than equities as the Fed’s maintenance of low interest rates held down prices for much of 2013. Bond prices rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S. Aggregate Index returned 3.93% for the first six months of 2014 and 4.37% for the 12 months ended June 30, 2014.

In Europe, the sovereign debt crisis receded further and by the end of 2013, Ireland became the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. Japanese equities ended 2013 at their highest levels since 1988. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 23.57% for the 12 months ended June 30, 2014.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	1

CEO’S LETTER

July 31, 2014 (Unaudited) (continued)

From Turbulence to Turnaround

At the start of the period, emerging markets generally benefited from investors’ global search for yield amid the low interest rate environment engineered by central banks in developed markets. However, a sell-off in emerging markets followed the Fed’s December decision to reduce its monthly asset purchases. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 14.31% for the year ended June 30, 2014.

The past 12 months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. As the reporting period unfolded, investors who believed 2013 provided a bumpy ride soon found that 2014 provided its own surprises. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management J.P. Morgan Asset Management

2	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	22.68%
MSCI World Index (net of foreign withholding taxes)	24.05%
S&P 500 Index	24.61%

Net Assets as of 6/30/14 (In Thousands)	$49,339,919

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

HOW DID THE MARKET PERFORM?

The U.S. equity market performed strongly during the 12 months ended June 30, 2014. While financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly asset purchases, equity prices recovered and headed toward record highs at the end of 2013. Corporate profits remained healthy into 2014 and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index (the “S&P 500”) notched seven record high closings in December.

In early 2014, investors began to question the strength of the global economy as bond yields, which move in the opposite direction of bond prices, continued to fall across the developed world. Adding to investor anxiety were the ongoing tensions between Russia and Ukraine as well as a growing insurgency in Iraq. Equity markets regained their footing in mid-May as economic releases pointed to a stronger U.S. economy than suggested by the decline in first-quarter gross domestic product.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the MSCI World Index (net of foreign withholding taxes) and the S&P 500 Index for the 12 months ended June 30, 2014. Based on their view of market conditions and valuations, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation. During the reporting period, the Fund’s allocation to emerging market equities was a significant detractor from relative performance, as emerging market equities underperformed developed market equities and neither of the Fund’s two benchmarks includes the emerging market equities asset class. Security selection was positive on a relative basis during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan Funds, as well as exchange-traded funds that are managed by unaffiliated investment advisers. During the period, the Fund was moderately overweight in domestic equities, offset by small underweight positions in real estate investment trusts and international equities.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	59.8%
International Equity	34.1
Alternative Assets	5.8
Money Market	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	3

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		22.04%	18.78%
With Sales Charge*		15.61	15.62
CLASS C SHARES	July 2, 2012
Without CDSC		21.39	18.19
With CDSC**		20.39	18.19
CLASS R2 SHARES	July 2, 2012	21.71	18.48
CLASS R5 SHARES	July 2, 2012	22.58	19.31
CLASS R6 SHARES	July 2, 2012	22.68	19.37
SELECT CLASS SHARES	July 2, 2012	22.33	19.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index, the S&P 500 Index and the Lipper Global Multi-Cap Core Funds Index from July 2, 2012 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 2, 2012 until May 14, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 47.8%
	International Equity — 16.9%
79,414	iShares MSCI EAFE ETF	5,429,535
67,156	iShares MSCI Emerging Markets ETF (m)	2,903,154

	Total International Equity	8,332,689

	U.S. Equity — 30.9%
11,358	iShares Russell 2000 ETF	1,349,444
10,484	iShares Russell Mid-Cap ETF	1,704,279
67,907	Vanguard S&P 500 ETF	12,184,553

	Total U.S. Equity	15,238,276

	Total Exchange Traded Funds (Cost $20,983,000)	23,570,965

Investment Companies — 52.3% (b)
	Alternative Assets — 5.8%
19,956	JPMorgan International Realty Fund, Class R5 Shares	213,127
203,479	JPMorgan Realty Income Fund, Class R5 Shares	2,649,299

	Total Alternative Assets	2,862,426

	International Equity — 17.2%
113,617	JPMorgan Emerging Economies Fund, Class R5 Shares	1,561,101
63,552	JPMorgan Emerging Markets Equity Fund, Class R6 Shares (a)	1,564,659
108,062	JPMorgan International Equity Fund, Class R6 Shares	1,778,704
110,470	JPMorgan International Opportunities Fund, Class R6 Shares	1,798,446
84,063	JPMorgan Intrepid International Fund, Institutional Class Shares	1,790,544

	Total International Equity	8,493,454

	Money Market — 0.3%
142,713	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (l) (m)	142,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 29.0%
204,579	JPMorgan Growth Advantage Fund, Class R5 Shares	2,992,993
75,194	JPMorgan Intrepid America Fund, Class R5 Shares	2,822,792
16,004	JPMorgan Mid Cap Equity Fund, Class R6 Shares	722,600
271,500	JPMorgan U.S. Equity Fund, Class R6 Shares	4,067,070
44,375	JPMorgan U.S. Small Company Fund, Class R6 Shares	733,080
101,346	JPMorgan Value Advantage Fund, Institutional Class Shares	2,970,445

	Total U.S. Equity	14,308,980

	Total Investment Companies (Cost $23,324,969)	25,807,573

	Total Investments — 100.1% (Cost $44,307,969)	49,378,538
	Liabilities in Excess of Other Assets — (0.1)%	(38,619)

	NET ASSETS — 100.0%	$49,339,919

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on form N–CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014

	SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$23,570,965
Investments in affiliates, at value	25,807,573

Total investment securities, at value	49,378,538
Receivables:
Investment securities sold	105,327
Fund shares sold	300
Dividends from non-affiliates	151,698
Dividends from affiliates	43,783
Due from Adviser	9,187

Total Assets	49,688,833

LIABILITIES:
Payables:
Investment securities purchased	293,917
Accrued liabilities:
Administration fees	3,166
Shareholder servicing fees	372
Distribution fees	198
Custodian and accounting fees	13,164
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	38,097

Total Liabilities	348,914

Net Assets	$49,339,919

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

SmartAllocation Equity Fund
NET ASSETS :
Paid-in-Capital	$43,579,333
Accumulated undistributed (distributions in excess of) net investment income	313,905
Accumulated net realized gains (losses)	376,112
Net unrealized appreciation (depreciation)	5,070,569

Total Net Assets	$49,339,919

Net Assets:
Class A	$314,143
Class C	177,347
Class R2	70,122
Class R5	71,108
Class R6	47,440,627
Select Class	1,266,572

Total	$49,339,919

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,088
Class C	8,524
Class R2	3,365
Class R5	3,397
Class R6	2,266,050
Select Class	60,590

Net Asset Value (a):
Class A — Redemption price per share	$20.82
Class C — Offering price per share (b)	20.81
Class R2 — Offering and redemption price per share	20.84
Class R5 — Offering and redemption price per share	20.93
Class R6 — Offering and redemption price per share	20.94
Select Class — Offering and redemption price per share	20.90
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.97

Cost of investments in non-affiliates	$20,983,000
Cost of investments in affiliates	23,324,969

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	7

STATEMENT OF OPERATIONS

AS OF JUNE 30, 2014

SmartAllocation Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$423,698
Dividend income from affiliates	235,717

Total investment income	659,415

EXPENSES:
Investment advisory fees	149,791
Administration fees	24,941
Distribution fees:
Class A	508
Class C	738
Class R2	322
Shareholder servicing fees:
Class A	508
Class C	246
Class R2	161
Class R5	33
Select Class	2,633
Custodian and accounting fees	22,369
Professional fees	32,612
Trustees’ and Chief Compliance Officer’s fees	237
Printing and mailing costs	16,881
Registration and filing fees	89,048
Transfer agent fees	10,265
Offering costs	586
Other	9,185

Total expenses	361,064

Less amounts waived	(168,367)
Less expense reimbursements	(151,353)

Net expenses	41,344

Net investment income (loss)	618,071

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	99,131
Investments in affiliates	86,855

Net realized gains (losses)	185,986

Distributions of capital gains received from investment company affiliates	366,962

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	2,543,405
Investments in affiliates	2,410,353

Change in net unrealized appreciation/depreciation	4,953,758

Net realized/unrealized gains (losses)	5,506,706

Change in net assets resulting from operations	6,124,777

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartAllocation Equity Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$618,071	$18,445
Net realized gain (loss)	185,986	21,687
Distributions of capital gains received from investment company affiliates	366,962	2,911
Change in net unrealized appreciation/depreciation	4,953,758	116,811

Change in net assets resulting from operations	6,124,777	159,854

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,540)	(235)
From net realized gains	(141)	—
Class C
From net investment income	(208)	(107)
From net realized gains	(51)	—
Class R2
From net investment income	(362)	(171)
From net realized gains	(50)	—
Class R5
From net investment income	(783)	(351)
From net realized gains	(51)	—
Class R6
From net investment income	(475,016)	(362)
From net realized gains	(28,930)	—
Select Class
From net investment income	(9,968)	(4,492)
From net realized gains	(761)	—

Total distributions to shareholders	(518,861)	(5,718)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	42,564,053	1,015,814

NET ASSETS:
Change in net assets	48,169,969	1,169,950
Beginning of period	1,169,950	—

End of period	$49,339,919	$1,169,950

Accumulated undistributed (distributions in excess of) net investment income	$313,905	$13,972

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartAllocation Equity Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$325,356	$60,107
Distributions reinvested	2,681	235
Cost of shares redeemed	(113,584)	—

Change in net assets resulting from Class A capital transactions	$214,453	$60,342

Class C
Proceeds from shares issued	$108,318	$50,000
Distributions reinvested	259	107
Cost of shares redeemed	(5,946)	—

Change in net assets resulting from Class C capital transactions	$102,631	$50,107

Class R2
Proceeds from shares issued	$—	$50,000
Distributions reinvested	412	171

Change in net assets resulting from Class R2 capital transactions	$412	$50,171

Class R5
Proceeds from shares issued	$—	$49,999
Distributions reinvested	834	351

Change in net assets resulting from Class R5 capital transactions	$834	$50,350

Class R6
Proceeds from shares issued	$44,022,263	$49,999
Distributions reinvested	501,841	362
Cost of shares redeemed	(2,475,250)	—

Change in net assets resulting from Class R6 capital transactions	$42,048,854	$50,361

Select Class
Proceeds from shares issued	$187,405	$749,991
Distributions reinvested	10,729	4,492
Cost of shares redeemed	(1,265)	—

Change in net assets resulting from Select Class capital transactions	$196,869	$754,483

Total change in net assets resulting from capital transactions	$42,564,053	$1,015,814

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

	SmartAllocation Equity Fund
	Year Ended June 30, 2014	Period Ended June 30, 2013 (a)
SHARE TRANSACTIONS:
Class A
Issued	16,722	3,930
Reinvested	136	14
Redeemed	(5,714)	—

Change in Class A Shares	11,144	3,944

Class C
Issued	5,481	3,333
Reinvested	13	7
Redeemed	(310)	—

Change in Class C Shares	5,184	3,340

Class R2
Issued	—	3,333
Reinvested	21	11

Change in Class R2 Shares	21	3,344

Class R5
Issued	—	3,333
Reinvested	42	22

Change in Class R5 Shares	42	3,355

Class R6
Issued	2,363,717	3,333
Reinvested	25,452	23
Redeemed	(126,475)	—

Change in Class R6 Shares	2,262,694	3,356

Select Class
Issued	9,830	50,000
Reinvested	545	278
Redeemed	(63)	—

Change in Select Class Shares	10,312	50,278

(a)	Commencement of operations was July 2, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartAllocation Equity Fund
Class A
Year Ended June 30, 2014	$17.29	$0.25	(h)	$3.50	$3.75	$(0.20)	$(0.02)	$(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.23		2.13	2.36	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2014	17.24	0.16	(h)	3.49	3.65	(0.06)	(0.02)	(0.08)
July 2, 2012 (j) through June 30, 2013	15.00	0.16		2.11	2.27	(0.03)	—	(0.03)

Class R2
Year Ended June 30, 2014	17.26	0.18	(h)	3.53	3.71	(0.11)	(0.02)	(0.13)
July 2, 2012 (j) through June 30, 2013	15.00	0.20		2.11	2.31	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2014	17.33	0.31	(h)	3.54	3.85	(0.23)	(0.02)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Class R6
Year Ended June 30, 2014	17.33	0.41	(h)(k)	3.46	3.87	(0.24)	(0.02)	(0.26)
July 2, 2012 (j) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2014	17.31	0.28	(h)	3.53	3.81	(0.20)	(0.02)	(0.22)
July 2, 2012 (j) through June 30, 2013	15.00	0.28		2.12	2.40	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the year ended June 30, 2014.
(j)	Commencement of operations.
(k)	Net investment income (loss) per share rates are disproportionate between the classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$20.82	21.76%	$314,143	0.55	%(i)	1.31	%(i)	2.15	%(i)	18%
17.29	15.77	68,166	0.64	(i)	1.56	(i)	19.01	(i)	47

20.81	21.18	177,347	1.04	(i)	0.83	(i)	2.78	(i)	18
17.24	15.16	57,583	1.14	(i)	0.99	(i)	19.29	(i)	47

20.84	21.50	70,122	0.75	(i)	0.92	(i)	2.95	(i)	18
17.26	15.43	57,726	0.89	(i)	1.24	(i)	19.04	(i)	47

20.93	22.30	71,108	0.05	(i)	1.62	(i)	2.25	(i)	18
17.33	16.29	58,128	0.19	(i)	1.94	(i)	18.35	(i)	47

20.94	22.40	47,440,627	0.13	(i)	2.10	(i)	1.14	(i)	18
17.33	16.31	58,152	0.15	(i)	1.99	(i)	18.30	(i)	47

20.90	22.04	1,266,572	0.26	(i)	1.42	(i)	2.36	(i)	18
17.31	16.04	870,195	0.39	(i)	1.74	(i)	18.55	(i)	47

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The Fund commenced operations on July 2, 2012. Prior to May 14, 2013, the Fund was not publicly offered for investment.

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including JPMorgan Funds (the “Underlying Funds”), are valued at each investment company’s net asset value per share (“NAV”) as of the report date. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$49,378,538	$—	$—	$49,378,538

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2014.

B. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges and mergers between certain share classes of the affiliated Underlying Funds. Such exchanges and mergers are not treated as purchases and sales for the purpose of recognizing gain (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2014
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
SmartAllocation Equity Fund
JPMorgan Emerging Economies Fund, Class R5 Shares	$35,974	$1,425,690	$—	$—	$17,690	113,617	$1,561,101
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	38,110	1,122,802	1,160,050	(297)	9,302	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	1,508,050	100,000	6,336	—	63,552	1,564,659
JPMorgan Growth Advantage Fund, Class R5 Shares	69,328	2,749,067	157,250	77,783	—	204,579	2,992,993
JPMorgan International Equity Fund, Class R6 Shares	50,183	1,898,816	305,000	15,014	44,316	108,062	1,778,704
JPMorgan International Opportunities Fund, Class R6 Shares	50,788	1,853,772	303,000	13,252	19,772	110,470	1,798,446
JPMorgan International Realty Fund, Class R5 Shares	23,010	756,881	630,000	41,919	25,081	19,956	213,127
JPMorgan Intrepid America Fund, Class R5 Shares	67,912	2,453,214	110,000	4,966	26,213	75,194	2,822,792
JPMorgan Intrepid International Fund, Institutional Class Shares	25,540	1,645,450	—	—	13,650	84,063	1,790,544
JPMorgan Mid Cap Core Fund, Class R6 Shares	16,614	593,591	607,508	63,123	2,969	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	—	676,316	—	—	808	16,004	722,600
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,747	2,193,154	2,052,188	—	11	142,713	142,713
JPMorgan Realty Income Fund, Class R5 Shares	46,495	2,485,759	11,000	20,389	14,606	203,479	2,649,299
JPMorgan U.S. Equity Fund, Class R6 Shares	99,050	3,652,499	73,500	158,260	37,396	271,500	4,067,070
JPMorgan U.S. Small Company Fund, Class R6 Shares	16,787	631,497	—	7,734	2,063	44,375	733,080
JPMorgan Value Advantage Fund, Institutional Class Shares	70,895	2,674,871	114,000	45,338	21,840	101,346	2,970,445

	$612,433			$453,817	$235,717		$25,807,573

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

E. Offering and Organization Costs — Total offering costs of $106,889 paid in connection with the offering of shares of the Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$170,739	$(170,739)

The reclassifications for the Fund relates primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2014, the annual effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

16	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2014, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$199	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

The expense limitation agreement was in effect for the year ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014.

For the year ended June 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Reimbursements
$149,791	$18,483	$93	$168,367	$151,353

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (continued)

During the year ended June 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended June 30, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$48,158,566	$5,244,168

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$44,314,883	$5,093,012	$29,357	$5,063,655

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$516,675	$2,186	$518,861

The tax character of distributions paid during the period ended June 30, 2013 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$5,718	$—	$5,718

As of June 30, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$500,589	$196,403	$5,063,655

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2014, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

18	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder may impact the Fund’s performance.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartAllocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartAllocation Equity Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period July 2, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 22, 2014

20	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	166	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	166	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	166	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	166	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	166	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	166	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	166	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	166	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	166	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	166	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	166	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	166	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	166	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (166 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

22	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer from various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004-2413.

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$1,058.50	$2.71	0.53%
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class C
Actual	1,000.00	1,055.80	4.84	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R2
Actual	1,000.00	1,057.30	2.70	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R5
Actual	1,000.00	1,060.80	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Class R6
Actual	1,000.00	1,061.30	0.66	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Select Class
Actual	1,000.00	1,059.80	0.41	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Votes Received (Amounts in thousands)

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

JUNE 30, 2014	JPMORGAN SMARTALLOCATION EQUITY FUND	25

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 18.43% or the maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2014.

Qualified Dividend Income (QDI)

The Fund had $276,315, or the maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2014.

Long Term Capital Gain

The Fund distributed $2,186, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2014.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2014, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
SmartAllocation Equity Fund	$90,031	$10,219

26	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	AN-SAE-614

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2014 – $1,221,435

2013 – $1,206,546

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2014 – $265,070

2013 – $412,830

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2014 – $431,760

2013 – $388,000

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2014 and 2013, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2014 – Not applicable

2013 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations.

All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 – 0.0%

2013 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2013 - $34.4 million

2012 - $32.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Office
September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 4, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 4, 2014